UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21991

Fidelity Rutland Square Trust II

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Christina H. Lee, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2022

Item 1.

Reports to Stockholders

Strategic Advisers® Short Duration Fund

Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report

May 31, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Amended Sub-Advisory Agreement
Liquidity Risk Management Program

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2022	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® Short Duration Fund	(1.54)%	1.38%	1.21%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Short Duration Fund on May 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the FTSE 6-Month U.S. Treasury Bill Index performed over the same period.

Period Ending Values
$11,283	Strategic Advisers® Short Duration Fund
$10,709	FTSE 6-Month U.S. Treasury Bill Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted a notable loss for the 12 months ending May 31, 2022, amid the headwinds of increasingly hawkish U.S. Federal Reserve policy measures to combat inflationary pressures. The Bloomberg U.S. Aggregate Bond index returned -8.22% for the period, including a -5.93% result for the first three months of 2022 — its worst quarter in more than 40 years. Bond yields rose and their prices declined throughout most of the period as the Fed pivoted from an “easy” to a “tight” monetary stance. The central bank kicked off its efforts by ending its purchases of trillions of dollars’ worth of government and mortgage-backed bonds it had made dating back to 2008. Then in early 2022, the Fed began to take more aggressive steps to try to tame rapid and persistent inflation, raising the federal funds target rate by 25 basis points (0.25%) in mid-March, its first policy rate hike since 2018. In April and May, bonds continued to struggle as increasingly elevated inflation readings — which hit an eight-year high — raised concern that the Fed could act even more quickly and more aggressively to curtail inflation. Short-term securities outpaced long-term bonds, and high-quality issues held up better overall than lower-rated bonds. Within the index, corporate bonds returned -10.28% over the trailing 12 months, underperforming the -7.50% result for U.S. Treasuries. Outside the index, U.S. corporate high-yield bonds returned -5.27% and U.S. Treasury Inflation-Protected Securities returned -1.45%, per Bloomberg Barclays.

Comments from Lead Portfolio Manager Jonathan Duggan:  For the fiscal year ending May 31, 2022, the Fund returned -1.54%, trailing the 0.16% increase in the benchmark FTSE® 6-Month U.S. Treasury Bill Index. The Fund began on a positive note, posting modest gains during the early months of the reporting period. However, short-term yields began to move steadily higher during the fourth quarter of 2021, creating a more challenging investment backdrop. The market environment changed dramatically as 2022 began, with interest rates rising rapidly and credit spreads widening. In anticipation of U.S. Federal Reserve (Fed) policy changes, U.S. Treasury yields surged across the curve, causing the yield curve to flatten materially and invert at multiple points. In particular, the yield on the 2-year U.S. Treasury note spiked from 0.78% at the beginning of 2022 to 2.53% by May 31. Then in mid-March, the Fed approved its first interest-rate hike since December 2018 and signaled an aggressive approach going forward. Within the Fund, sub-adviser T. Rowe Price (-3%), PIMCO Short-Term Fund (-1.5%) and BlackRock Low Duration Fund (-5%) were the primary relative detractors. The sharp rise in short-duration U.S. Treasury yields worked against their performance, as did expanding spreads. Holdings in emerging-markets debt also hampered the results of PIMCO and BlackRock. There were no relative contributors of note the past 12 months. During the period, we added the iShares® Floating Rate Note exchange-trade fund to gain access to bank loans as their coupons adjust higher with rising interest rates. Additionally, we used the market downturn to increase the Fund’s allocations in our U.S. Treasury positions to help boost the portfolio’s yield.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2022

(excluding cash equivalents)	% of fund's net assets
PIMCO Short-Term Fund Institutional Class	13.2
Baird Ultra Short Bond Fund Institutional Class	6.8
JPMorgan Ultra-Short Income ETF	5.3
T. Rowe Price Ultra Short-Term Bond Fund	5.2
PIMCO Enhanced Short Maturity Active ETF	5.0
Metropolitan West Low Duration Bond Fund - Class M	4.3
Fidelity SAI Short-Term Bond Fund	4.0
BlackRock Low Duration Bond Portfolio Investor A Shares	3.9
iShares Short Maturity Bond ETF	3.9
Baird Short-Term Bond Fund - Institutional Class	2.9

Asset Allocation (% of fund's net assets)

As of May 31, 2022
Corporate Bonds	25.1%
U.S. Government and U.S. Government Agency Obligations	3.0%
Asset-Backed Securities	6.1%
CMOs and Other Mortgage Related Securities	3.2%
Other Investments	0.2%
Short-Term Funds	60.8%
Short-Term Investments and Net Other Assets (Liabilities)	1.6%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date.

Schedule of Investments May 31, 2022

Showing Percentage of Net Assets

Nonconvertible Bonds - 25.1%
	Principal Amount	Value
COMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.3%
AT&T, Inc. 0.9% 3/25/24	$2,145,000	$2,067,066
NBN Co. Ltd. 1.45% 5/5/26 (a)	1,765,000	1,603,763
NTT Finance Corp.:
0.373% 3/3/23 (a)	5,265,000	5,179,286
0.583% 3/1/24 (a)	2,184,000	2,090,673
SBA Tower Trust 3.448% 3/15/48 (a)	880,000	878,337
Verizon Communications, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Indx + 0.500% 0.9617% 3/22/24 (b)(c)	2,563,000	2,553,133
0.85% 11/20/25	710,000	654,953
1.45% 3/20/26	1,155,000	1,073,515
2.625% 8/15/26	1,615,000	1,555,012
		17,655,738
Entertainment - 0.1%
Take-Two Interactive Software, Inc.:
3.3% 3/28/24	955,000	953,709
3.55% 4/14/25	320,000	318,087
The Walt Disney Co.:
1.75% 1/13/26	790,000	749,099
3% 9/15/22	4,273,000	4,287,098
		6,307,993
Media - 0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.464% 7/23/22	1,835,000	1,835,476
4.908% 7/23/25	3,110,000	3,175,557
COX Communications, Inc.:
2.95% 6/30/23 (a)	1,950,000	1,949,822
3.15% 8/15/24 (a)	1,831,000	1,816,474
Magallanes, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Indx + 1.780% 2.2092% 3/15/24 (a)(b)(c)	3,122,000	3,144,635
3.755% 3/15/27 (a)	3,060,000	2,970,037
RELX Capital, Inc. 3.5% 3/16/23	575,000	577,173
SES SA 3.6% 4/4/23 (a)	1,850,000	1,851,077
SKY PLC 3.75% 9/16/24 (a)	3,870,000	3,909,230
		21,229,481
Wireless Telecommunication Services - 0.0%
Rogers Communications, Inc. 3.2% 3/15/27 (a)	1,365,000	1,327,268
T-Mobile U.S.A., Inc. 3.5% 4/15/25	1,150,000	1,141,185
		2,468,453

TOTAL COMMUNICATION SERVICES		47,661,665

CONSUMER DISCRETIONARY - 1.6%
Auto Components - 0.0%
Aptiv PLC / Aptiv Corp. 2.396% 2/18/25	815,000	787,638
Automobiles - 1.3%
American Honda Finance Corp.:
3 month U.S. LIBOR + 0.150% 1.6549% 2/22/23 (b)(c)	3,342,000	3,336,307
0.4% 10/21/22	2,775,000	2,760,637
BMW U.S. Capital LLC:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Indx + 0.530% 1.026% 4/1/24 (a)(b)(c)	5,925,000	5,909,702
U.S. Secured Overnight Fin. Rate (SOFR) Averages Indx + 0.840% 1.336% 4/1/25 (a)(b)(c)	7,500,000	7,504,342
Daimler Finance North America LLC:
3 month U.S. LIBOR + 0.840% 2.1749% 5/4/23 (a)(b)(c)	3,240,000	3,253,072
1.75% 3/10/23 (a)	1,800,000	1,784,376
General Motors Co.:
4.875% 10/2/23	730,000	743,860
5.4% 10/2/23	1,130,000	1,161,757
General Motors Financial Co., Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.000% 1.1742% 10/15/24 (b)(c)	4,200,000	4,099,491
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.760% 1.1591% 3/8/24 (b)(c)	4,061,000	3,990,521
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 1.200% 1.9851% 11/17/23 (b)(c)	5,000,000	4,950,019
2.9% 2/26/25	2,035,000	1,978,608
3.25% 1/5/23	5,000,000	5,013,898
Harley-Davidson Financial Services, Inc. 2.55% 6/9/22 (a)	375,000	375,051
Hyundai Capital Services, Inc. 2.125% 4/24/25 (a)	380,000	362,383
Nissan Motor Acceptance Corp.:
2.6% 9/28/22 (a)	1,610,000	1,604,888
2.65% 7/13/22 (a)	560,000	560,046
3.875% 9/21/23 (a)	225,000	225,512
Nissan Motor Co. Ltd. 3.043% 9/15/23 (a)	1,800,000	1,788,509
Stellantis Finance U.S., Inc. 1.711% 1/29/27 (a)	675,000	600,696
Volkswagen Group of America Finance LLC:
0% 6/7/24 (a)(b)	8,000,000	8,000,000
0.75% 11/23/22 (a)	10,620,000	10,539,362
0.875% 11/22/23 (a)	590,000	570,154
2.7% 9/26/22 (a)	650,000	650,368
3.125% 5/12/23 (a)	355,000	355,433
3.95% 6/6/25 (a)	760,000	759,658
		72,878,650
Distributors - 0.0%
Genuine Parts Co. 1.75% 2/1/25	410,000	389,296
Hotels, Restaurants & Leisure - 0.1%
Hyatt Hotels Corp. 1.3% 10/1/23	565,000	551,586
Marriott International, Inc.:
3.125% 2/15/23	290,000	289,994
3.6% 4/15/24	1,750,000	1,756,166
4.15% 12/1/23	175,000	177,279
Starbucks Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Indx + 0.000% 1.2054% 2/14/24 (b)(c)	4,193,000	4,194,173
2.7% 6/15/22	435,000	435,187
		7,404,385
Household Durables - 0.0%
Panasonic Holdings Corp. 2.536% 7/19/22 (a)	785,000	784,965
Internet & Direct Marketing Retail - 0.1%
QVC, Inc. 4.375% 3/15/23	3,565,000	3,531,546
Leisure Products - 0.0%
Brunswick Corp. 0.85% 8/18/24	1,190,000	1,120,739
Hasbro, Inc. 3% 11/19/24	1,915,000	1,905,709
		3,026,448
Multiline Retail - 0.0%
Nordstrom, Inc. 2.3% 4/8/24	150,000	144,000
Specialty Retail - 0.1%
AutoZone, Inc. 3.625% 4/15/25	485,000	485,371
Lowe's Companies, Inc. 3.35% 4/1/27	345,000	338,445
O'Reilly Automotive, Inc. 3.8% 9/1/22	385,000	385,400
Ross Stores, Inc.:
0.875% 4/15/26	690,000	618,642
4.6% 4/15/25	2,310,000	2,363,131
Triton Container International Ltd. 0.8% 8/1/23 (a)	1,350,000	1,306,969
		5,497,958

TOTAL CONSUMER DISCRETIONARY		94,444,886

CONSUMER STAPLES - 0.7%
Beverages - 0.1%
Anheuser-Busch Companies LLC / Anheuser-Busch InBev Worldwide, Inc. 3.65% 2/1/26	495,000	495,699
Coca-Cola European Partners PLC 0.8% 5/3/24 (a)	2,005,000	1,909,454
Constellation Brands, Inc. 3.6% 5/9/24	965,000	972,828
Diageo Capital PLC 1.375% 9/29/25	680,000	638,138
		4,016,119
Food & Staples Retailing - 0.0%
7-Eleven, Inc.:
0.625% 2/10/23 (a)	1,072,000	1,057,094
0.8% 2/10/24 (a)	1,448,000	1,385,543
		2,442,637
Food Products - 0.1%
Bunge Ltd. Finance Corp. 3% 9/25/22	3,375,000	3,383,130
Cargill, Inc. 3.5% 4/22/25 (a)	740,000	740,205
JDE Peet's BV 0.8% 9/24/24 (a)	515,000	482,335
Mondelez International, Inc.:
2.125% 3/17/24	815,000	802,433
2.625% 3/17/27	815,000	776,821
		6,184,924
Tobacco - 0.5%
BAT International Finance PLC:
1.668% 3/25/26	885,000	799,084
4.448% 3/16/28	1,985,000	1,930,707
Imperial Tobacco Finance PLC:
3.125% 7/26/24 (a)	1,865,000	1,825,189
3.5% 2/11/23 (a)	14,424,000	14,388,506
4.25% 7/21/25 (a)	235,000	233,255
Philip Morris International, Inc. 1.125% 5/1/23	8,991,000	8,878,862
		28,055,603

TOTAL CONSUMER STAPLES		40,699,283

ENERGY - 1.0%
Energy Equipment & Services - 0.1%
Baker Hughes Co. 1.231% 12/15/23	1,215,000	1,186,214
Schlumberger Finance Canada Ltd. 1.4% 9/17/25	290,000	273,658
Schlumberger Holdings Corp.:
3.75% 5/1/24 (a)	1,515,000	1,529,416
4% 12/21/25 (a)	375,000	378,565
		3,367,853
Oil, Gas & Consumable Fuels - 0.9%
Aker BP ASA 3% 1/15/25 (a)	995,000	974,714
Canadian Natural Resources Ltd. 2.05% 7/15/25	1,430,000	1,356,509
Cheniere Corpus Christi Holdings LLC:
5.875% 3/31/25	1,470,000	1,529,175
7% 6/30/24	2,000,000	2,099,398
ConocoPhillips Co. 2.125% 3/8/24	10,000,000	9,937,009
Devon Energy Corp. 8.25% 8/1/23	525,000	551,897
Enbridge, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Indx + 0.630% 1.4154% 2/16/24 (b)(c)	4,149,000	4,131,012
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.400% 1.1851% 2/17/23 (b)(c)	1,892,000	1,887,913
0.55% 10/4/23	5,000,000	4,837,814
2.5% 1/15/25	1,115,000	1,082,020
2.5% 2/14/25	615,000	597,696
4% 10/1/23	1,605,000	1,622,231
Energy Transfer LP:
2.9% 5/15/25	255,000	248,448
3.45% 1/15/23	110,000	110,299
4.2% 9/15/23	280,000	283,391
4.25% 3/15/23	1,795,000	1,805,335
4.25% 4/1/24	70,000	70,475
4.9% 2/1/24	620,000	628,913
5.875% 1/15/24	2,375,000	2,445,690
Eni SpA 4% 9/12/23 (a)	1,610,000	1,625,152
EOG Resources, Inc. 2.625% 3/15/23	291,000	290,873
Gray Oak Pipeline LLC:
2% 9/15/23 (a)	605,000	593,381
2.6% 10/15/25 (a)	385,000	364,291
Kinder Morgan Energy Partners LP 3.95% 9/1/22	135,000	135,000
Pioneer Natural Resources Co. 0.55% 5/15/23	3,792,000	3,708,696
Plains All American Pipeline LP/PAA Finance Corp. 2.85% 1/31/23	1,275,000	1,271,527
Sabine Pass Liquefaction LLC:
5.625% 4/15/23 (b)	2,530,000	2,572,233
5.625% 3/1/25	510,000	529,880
5.75% 5/15/24	665,000	686,962
Suncor Energy, Inc. 2.8% 5/15/23	975,000	973,719
The Williams Companies, Inc.:
3.7% 1/15/23	2,205,000	2,215,103
4.3% 3/4/24	305,000	309,532
Total Capital International SA 2.434% 1/10/25	95,000	93,301
		51,569,589

TOTAL ENERGY		54,937,442

FINANCIALS - 15.1%
Banks - 8.1%
AIB Group PLC 4.75% 10/12/23 (a)	1,115,000	1,123,030
Banco Bilbao Vizcaya Argentaria SA 0.875% 9/18/23	2,000,000	1,939,490
Banco del Estado de Chile 2.704% 1/9/25 (a)	665,000	636,654
Banco Santander Mexico SA 4.125% 11/9/22 (Reg. S)	1,750,000	1,753,150
Banco Santander SA:
0.701% 6/30/24 (b)	200,000	194,140
3.496% 3/24/25	1,400,000	1,390,742
Bank of America Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.660% 1.4275% 2/4/25 (b)(c)	10,000,000	9,921,465
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.690% 1.3146% 4/22/25 (b)(c)	10,000,000	9,920,808
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 1.100% 1.7738% 4/25/25 (b)(c)	10,000,000	10,024,900
0.523% 6/14/24 (b)	1,210,000	1,175,286
0.81% 10/24/24 (b)	755,000	728,134
0.976% 4/22/25 (b)	1,050,000	998,439
1.734% 7/22/27 (b)	765,000	696,531
1.843% 2/4/25 (b)	850,000	827,436
3.384% 4/2/26 (b)	1,145,000	1,128,109
3.841% 4/25/25 (b)	815,000	818,503
Bank of Ireland Group PLC 4.5% 11/25/23 (a)	2,655,000	2,677,444
Bank of Montreal:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Indx + 0.260% 0.6942% 9/15/23 (b)(c)	10,000,000	9,936,783
U.S. Secured Overnight Fin. Rate (SOFR) Averages Indx + 0.270% 0.8188% 4/14/23 (b)(c)	8,000,000	7,973,547
3.7% 6/7/25	1,490,000	1,489,657
Bank of Nova Scotia:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Indx + 0.440% 0.9992% 4/15/24 (b)(c)	10,000,000	9,944,300
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.260% 0.6892% 9/15/23 (b)(c)	5,000,000	4,963,573
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.380% 1.0475% 7/31/24 (b)(c)	5,000,000	4,950,571
1.45% 1/10/25	1,720,000	1,634,142
Banque Federative du Credit Mutuel SA:
0.65% 2/27/24 (a)	860,000	822,032
0.998% 2/4/25 (a)	1,145,000	1,063,315
2.125% 11/21/22 (a)	4,457,000	4,455,819
Barclays PLC:
1.007% 12/10/24 (b)	1,100,000	1,054,213
4.338% 5/16/24 (b)	660,000	665,298
BNP Paribas SA:
2.591% 1/20/28 (a)(b)	1,150,000	1,056,002
3.5% 3/1/23 (a)	10,000,000	10,049,390
BPCE SA:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.570% 1.1388% 1/14/25 (a)(b)(c)	3,533,000	3,485,126
5.7% 10/22/23 (a)	3,145,000	3,218,442
Canadian Imperial Bank of Commerce:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.340% 0.8014% 6/22/23 (b)(c)	5,885,000	5,867,397
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.940% 1.5587% 4/7/25 (b)(c)	5,000,000	4,992,814
0.95% 6/23/23	7,200,000	7,053,978
Citigroup, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.690% 1.3988% 1/25/26 (b)(c)	10,000,000	9,789,551
0.981% 5/1/25 (b)	1,880,000	1,786,029
2.7% 10/27/22	15,130,000	15,168,658
4.14% 5/24/25 (b)	1,070,000	1,078,945
Credit Agricole SA 3 month U.S. LIBOR + 1.020% 2.204% 4/24/23 (a)(b)(c)	675,000	677,777
Credit Suisse Group Funding Guernsey Ltd. 3.8% 9/15/22	10,000,000	10,041,885
Danske Bank A/S:
1.226% 6/22/24 (a)	1,610,000	1,527,617
3.773% 3/28/25 (a)(b)	800,000	792,875
5.375% 1/12/24 (a)	775,000	793,371
Discover Bank 4.2% 8/8/23	1,075,000	1,086,744
DNB Bank ASA U.S. Secured Overnight Fin. Rate (SOFR) Averages Indx + 0.830% 1.3988% 3/28/25 (a)(b)(c)	10,000,000	9,994,000
Federation des caisses Desjardin U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.430% 1.2101% 5/21/24 (a)(b)(c)	5,316,000	5,272,080
Fifth Third Bancorp 1.625% 5/5/23	10,625,000	10,548,820
HSBC Holdings PLC:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.580% 1.3623% 11/22/24 (b)(c)	10,000,000	9,866,186
0.976% 5/24/25 (b)	245,000	231,204
1.162% 11/22/24 (b)	750,000	722,966
1.645% 4/18/26 (b)	850,000	791,257
2.099% 6/4/26 (b)	645,000	606,122
3.803% 3/11/25 (b)	425,000	424,037
4.18% 12/9/25 (b)	645,000	645,000
Huntington National Bank U.S. Secured Overnight Fin. Rate (SOFR) Averages Indx + 1.190% 1.9717% 5/16/25 (b)(c)	8,000,000	8,008,720
Intesa Sanpaolo SpA:
3.125% 7/14/22 (a)	7,500,000	7,508,027
3.375% 1/12/23 (a)	7,435,000	7,426,186
JPMorgan Chase & Co.:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.530% 1.315% 6/1/25 (b)(c)	10,000,000	9,839,520
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.580% 1.0238% 3/16/24 (b)(c)	5,000,000	4,978,483
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.880% 1.4845% 4/22/27 (b)(c)	747,000	728,967
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 1.320% 1.9366% 4/26/26 (b)(c)	5,000,000	5,002,350
0.824% 6/1/25 (b)	965,000	914,922
2.083% 4/22/26 (b)	1,870,000	1,777,967
4.08% 4/26/26(b)	1,710,000	1,721,265
KeyBank NA:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.320% 1.1% 6/14/24 (b)(c)	10,000,000	9,890,292
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.340% 1.12% 1/3/24 (b)(c)	6,000,000	5,960,888
KeyCorp 3.878% 5/23/25 (b)	445,000	449,040
Lloyds Banking Group PLC:
0.695% 5/11/24 (b)	2,698,000	2,628,588
1.326% 6/15/23 (b)	1,803,000	1,802,885
4.5% 11/4/24	480,000	484,706
Mitsubishi UFJ Financial Group, Inc.:
3 month U.S. LIBOR + 0.740% 1.2443% 3/2/23 (b)(c)	4,624,000	4,636,197
0.953% 7/19/25 (b)	1,660,000	1,565,147
2.623% 7/18/22	10,441,000	10,453,498
Mizuho Financial Group Cayman 2 Ltd. 4.2% 7/18/22 (Reg. S)	1,625,000	1,627,444
Mizuho Financial Group, Inc.:
3 month U.S. LIBOR + 0.850% 1.6529% 9/13/23 (b)(c)	10,000,000	10,010,110
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.960% 1.7467% 5/22/26 (b)(c)	5,000,000	4,965,175
Morgan Stanley Domestic Hold 2.95% 8/24/22	8,277,000	8,288,640
National Bank of Canada 0.9% 8/15/23 (b)	7,000,000	6,972,729
NatWest Group PLC 3.875% 9/12/23	1,085,000	1,091,345
NatWest Markets PLC:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.530% 0.7453% 8/12/24 (a)(b)(c)	5,905,000	5,850,774
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 1.450% 1.9117% 3/22/25 (a)(b)(c)	4,248,000	4,259,583
0.8% 8/12/24 (a)	370,000	347,448
2.375% 5/21/23 (a)	1,525,000	1,511,513
3.479% 3/22/25 (a)	1,210,000	1,200,357
3.625% 9/29/22 (a)	5,000,000	5,023,153
QNB Finance Ltd.:
2.625% 5/12/25 (Reg. S)	500,000	484,375
3.5% 3/28/24 (Reg. S)	1,000,000	998,625
Rabobank Nederland 3.95% 11/9/22	10,000,000	10,072,182
Royal Bank of Canada U.S. Secured Overnight Fin. Rate (SOFR) Averages Indx + 0.450% 1.0666% 10/26/23 (b)(c)	15,000,000	14,976,702
Santander Holdings U.S.A., Inc. 2.49% 1/6/28 (b)	760,000	690,101
Societe Generale:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 1.050% 1.7437% 1/21/26 (a)(b)(c)	10,000,000	9,754,307
2.625% 10/16/24 (a)	365,000	355,420
Standard Chartered PLC:
0.991% 1/12/25 (a)(b)	375,000	357,864
1.214% 3/23/25 (a)(b)	200,000	190,502
1.319% 10/14/23 (a)(b)	200,000	198,469
1.822% 11/23/25 (a)(b)	475,000	446,681
3.885% 3/15/24 (a)(b)	365,000	365,659
3.95% 1/11/23 (a)	1,840,000	1,846,058
3.971% 3/30/26 (a)(b)	680,000	671,713
Svenska Handelsbanken AB:
0.55% 6/11/24 (a)	720,000	682,752
1.418% 6/11/27 (a)(b)	695,000	630,055
Swedbank AB:
0.6% 9/25/23 (a)	500,000	484,539
1.3% 6/2/23 (a)	1,150,000	1,132,348
Synovus Financial Corp. 3.125% 11/1/22	5,000,000	5,005,471
The Toronto-Dominion Bank:
3 month U.S. LIBOR + 0.530% 1.053% 12/1/22 (b)(c)	5,000,000	5,009,236
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.220% 0.5858% 6/2/23 (b)(c)	10,000,000	9,964,802
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.480% 1.1255% 1/27/23 (b)(c)	5,000,000	4,999,999
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.910% 1.3257% 3/8/24 (b)(c)	5,948,000	5,962,493
0.25% 1/6/23	4,000,000	3,954,541
0.55% 3/4/24	1,790,000	1,713,301
0.7% 9/10/24	1,430,000	1,356,451
Truist Bank U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.200% 0.7542% 1/17/24 (b)(c)	10,000,000	9,910,990
Truist Financial Corp. U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.400% 0.8114% 6/9/25 (b)(c)	10,710,000	10,531,464
Wells Fargo & Co.:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 1.320% 1.9277% 4/25/26 (b)(c)	6,000,000	5,999,580
1.654% 6/2/24 (b)	5,935,000	5,856,296
2.188% 4/30/26 (b)	840,000	798,850
3.526% 3/24/28 (b)	735,000	714,564
3.908% 4/25/26 (b)	1,210,000	1,209,544
		466,727,637
Capital Markets - 2.9%
Charles Schwab Corp. 2.45% 3/3/27	2,155,000	2,049,762
Credit Suisse AG:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Indx + 0.380% 1.1644% 8/9/23 (b)(c)	5,000,000	4,980,225
U.S. Secured Overnight Fin. Rate (SOFR) Averages Indx + 1.260% 2.0409% 2/21/25 (b)(c)	5,000,000	5,004,010
0.495% 2/2/24	810,000	773,024
1% 5/5/23	6,590,000	6,469,667
Credit Suisse Group AG 2.997% 12/14/23 (a)(b)	250,000	249,302
Deutsche Bank AG New York Branch:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.500% 1.2844% 11/8/23 (b)(c)	10,000,000	9,936,746
2.222% 9/18/24 (b)	10,000,000	9,746,228
3.3% 11/16/22	7,072,000	7,078,522
Goldman Sachs Group, Inc.:
3 month U.S. LIBOR + 0.750% 2.2549% 2/23/23 (b)(c)	5,000,000	4,991,290
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.540% 1.3251% 11/17/23 (b)(c)	10,000,000	9,928,643
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.700% 1.3077% 1/24/25 (b)(c)	10,000,000	9,881,839
0.523% 3/8/23	3,300,000	3,248,833
0.657% 9/10/24 (b)	725,000	699,633
0.673% 3/8/24 (b)	1,180,000	1,156,281
0.925% 10/21/24 (b)	555,000	536,009
1.757% 1/24/25 (b)	1,115,000	1,084,306
2.905% 7/24/23 (b)	10,000,000	10,001,406
2.908% 6/5/23 (b)	11,000,000	11,000,951
3.5% 4/1/25	1,005,000	1,003,649
Morgan Stanley:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.620% 1.2776% 1/24/25 (b)(c)	8,000,000	7,902,008
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 1.160% 1.7729% 4/17/25 (b)(c)	5,000,000	5,001,550
0.529% 1/25/24 (b)	3,994,000	3,926,453
0.56% 11/10/23 (b)	6,170,000	6,106,062
0.731% 4/5/24 (b)	985,000	964,720
1.164% 10/21/25 (b)	1,035,000	974,086
2.63% 2/18/26 (b)	1,070,000	1,036,222
3.62% 4/17/25 (b)	1,280,000	1,281,245
3.737% 4/24/24 (b)	5,000,000	5,021,530
4.1% 5/22/23	275,000	278,563
4.875% 11/1/22	8,160,000	8,253,984
NASDAQ, Inc. 0.445% 12/21/22	2,417,000	2,386,116
S&P Global, Inc. 2.45% 3/1/27 (a)	2,215,000	2,101,851
UBS AG London Branch:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.360% 1.1444% 2/9/24 (a)(b)(c)	10,000,000	9,956,120
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.470% 1.1206% 1/13/25 (a)(b)(c)	5,000,000	4,943,420
UBS Group AG:
1.008% 7/30/24 (a)(b)	7,118,000	6,924,187
1.494% 8/10/27 (a)(b)	375,000	334,376
4.488% 5/12/26 (a)(b)	370,000	373,676
		167,586,495
Consumer Finance - 1.8%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.680% 1.1599% 9/29/23 (b)(c)	9,823,000	9,690,550
1.65% 10/29/24	1,690,000	1,584,302
4.125% 7/3/23	1,025,000	1,024,176
4.5% 9/15/23	1,450,000	1,455,001
4.875% 1/16/24	850,000	856,073
American Express Co.:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Indx + 0.720% 1.4118% 5/3/24 (b)(c)	5,517,000	5,516,044
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.930% 1.3213% 3/4/25 (b)(c)	8,000,000	8,041,845
2.25% 3/4/25	1,925,000	1,873,164
2.65% 12/2/22	9,500,000	9,524,563
3.375% 5/3/24	825,000	828,084
Capital One Financial Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 1.350% 2.1354% 5/9/25 (b)(c)	8,000,000	8,004,560
1.343% 12/6/24 (b)	5,000,000	4,825,566
2.636% 3/3/26 (b)	1,150,000	1,108,566
3.2% 1/30/23	8,016,000	8,059,738
3.5% 6/15/23	555,000	557,868
3.9% 1/29/24	505,000	510,104
Discover Financial Services 3.85% 11/21/22	3,500,000	3,521,294
Hyundai Capital America:
0.8% 1/8/24 (a)	910,000	870,209
0.875% 6/14/24 (a)	1,035,000	977,933
1% 9/17/24 (a)	445,000	418,178
2.375% 2/10/23 (a)	1,925,000	1,911,960
2.85% 11/1/22 (a)	511,000	510,534
3% 6/20/22 (a)	1,060,000	1,060,255
LeasePlan Corp. NV 2.875% 10/24/24 (a)	1,000,000	968,884
Synchrony Financial:
2.85% 7/25/22	3,758,000	3,759,268
4.25% 8/15/24	1,960,000	1,963,243
Toyota Motor Credit Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.300% 1.08% 6/13/22 (b)(c)	5,450,000	5,449,820
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.350% 1.13% 6/13/23 (b)(c)	5,000,000	4,992,214
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.620% 1.1413% 3/22/24 (b)(c)	5,000,000	4,999,598
0.45% 7/22/22	7,207,000	7,195,349
3.05% 3/22/27	640,000	625,100
		102,684,043
Diversified Financial Services - 0.5%
Athene Global Funding:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Indx + 0.700% 1.4801% 5/24/24 (a)(b)(c)	8,000,000	7,767,139
0.95% 1/8/24 (a)	3,469,000	3,316,462
1.716% 1/7/25 (a)	1,905,000	1,792,971
2.514% 3/8/24 (a)	2,290,000	2,237,713
GA Global Funding Trust 1.25% 12/8/23 (a)	5,000,000	4,827,866
Jackson Financial, Inc. 1.125% 11/22/23 (a)	5,631,000	5,434,189
LSEGA Financing PLC 0.65% 4/6/24 (a)	1,355,000	1,289,427
Park Aerospace Holdings Ltd.:
4.5% 3/15/23 (a)	660,000	660,335
5.25% 8/15/22 (a)	880,000	881,862
		28,207,964
Insurance - 1.8%
ACE INA Holdings, Inc. 2.875% 11/3/22	2,500,000	2,507,481
American International Group, Inc. 2.5% 6/30/25	1,000,000	965,244
Aon Corp. 2.2% 11/15/22	1,592,000	1,590,800
Brighthouse Financial Global Funding:
0.6% 6/28/23 (a)	845,000	823,541
1% 4/12/24 (a)	1,105,000	1,055,719
CNO Global Funding:
1.65% 1/6/25 (a)	1,300,000	1,243,493
1.75% 10/7/26 (a)	1,360,000	1,232,045
Equitable Financial Life Global Funding:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.390% 0.9033% 4/6/23 (a)(b)(c)	10,000,000	9,982,047
0.5% 4/6/23 (a)	2,010,000	1,971,872
0.5% 11/17/23 (a)	5,000,000	4,815,820
1.1% 11/12/24 (a)	1,378,000	1,301,680
Health Care Service Corp. 1.5% 6/1/25 (a)	1,800,000	1,694,457
Jackson National Life Global Funding 1.75% 1/12/25 (a)	1,145,000	1,090,461
Lincoln National Corp. 4% 9/1/23	270,000	273,546
MassMutual Global Funding II 0.85% 6/9/23 (a)	10,000,000	9,798,275
Metropolitan Life Global Funding I:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.570% 1.1138% 1/13/23 (a)(b)(c)	6,940,000	6,942,564
0.9% 6/8/23 (a)	4,918,000	4,829,849
Metropolitan Tower Global Funding:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.550% 1.1042% 1/17/23 (a)(b)(c)	5,000,000	5,001,640
0.55% 7/13/22 (a)	6,000,000	5,991,120
New York Life Global Funding:
3 month U.S. LIBOR + 0.280% 1.2689% 1/10/23 (a)(b)(c)	6,945,000	6,942,995
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.220% 0.8993% 2/2/23 (a)(b)(c)	10,000,000	9,975,800
Northwestern Mutual Global Funding U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.330% 0.8038% 3/25/24 (a)(b)(c)	4,063,000	4,041,528
Pacific Life Global Funding II U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.380% 0.9194% 4/12/24 (a)(b)(c)	10,000,000	9,944,068
Principal Life Global Funding II:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.450% 0.98% 4/12/24 (a)(b)(c)	1,763,000	1,752,207
0.75% 4/12/24 (a)	930,000	886,120
Protective Life Global Funding:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.980% 1.4478% 3/28/25 (a)(b)(c)	7,500,000	7,527,994
3.218% 3/28/25 (a)	715,000	707,290
SunAmerica, Inc. 3.5% 4/4/25 (a)	900,000	891,558
Trinity Acquisition PLC 4.625% 8/15/23	1,054,000	1,069,620
		106,850,834
Thrifts & Mortgage Finance - 0.0%
Nationwide Building Society 3.766% 3/8/24 (a)(b)	500,000	500,689

TOTAL FINANCIALS		872,557,662

HEALTH CARE - 1.7%
Biotechnology - 0.4%
AbbVie, Inc.:
3 month U.S. LIBOR + 0.650% 2.1549% 11/21/22 (b)(c)	7,100,000	7,104,431
2.6% 11/21/24	3,500,000	3,448,506
2.95% 11/21/26	2,215,000	2,152,877
3.2% 11/6/22	170,000	170,487
3.2% 5/14/26	175,000	172,271
3.25% 10/1/22	5,850,000	5,855,848
Csl Uk Holdings Ltd. 3.85% 4/27/27 (a)	395,000	395,653
Gilead Sciences, Inc. 0.75% 9/29/23	1,553,000	1,510,940
		20,811,013
Health Care Equipment & Supplies - 0.0%
Baxter International, Inc. 0.868% 12/1/23 (a)	1,460,000	1,409,573
Becton, Dickinson & Co.:
3.363% 6/6/24	966,000	968,856
3.734% 12/15/24	200,000	201,591
Stryker Corp. 0.6% 12/1/23	325,000	313,796
		2,893,816
Health Care Providers & Services - 0.5%
Aetna, Inc. 2.8% 6/15/23	885,000	886,614
AmerisourceBergen Corp. 0.737% 3/15/23	1,855,000	1,829,222
Anthem, Inc.:
0.45% 3/15/23	4,094,000	4,016,001
2.375% 1/15/25	410,000	401,853
Cardinal Health, Inc.:
3.079% 6/15/24	695,000	691,527
3.2% 3/15/23	875,000	879,515
3.5% 11/15/24	1,180,000	1,184,502
Cigna Corp.:
0.613% 3/15/24	6,302,000	6,030,321
3% 7/15/23	715,000	716,511
3.75% 7/15/23	401,000	405,018
CommonSpirit Health 1.547% 10/1/25	670,000	621,565
CVS Health Corp.:
2.625% 8/15/24	335,000	331,412
2.875% 6/1/26	475,000	460,534
3% 8/15/26	415,000	405,111
HCA Holdings, Inc. 3.125% 3/15/27 (a)	1,140,000	1,085,354
Humana, Inc.:
0.65% 8/3/23	4,706,000	4,581,013
1.35% 2/3/27	120,000	106,781
2.9% 12/15/22	160,000	160,380
3.15% 12/1/22	315,000	316,344
3.85% 10/1/24	1,045,000	1,050,597
4.5% 4/1/25	1,205,000	1,234,698
PeaceHealth Obligated Group 1.375% 11/15/25	190,000	175,798
UnitedHealth Group, Inc.:
3.7% 5/15/27	700,000	707,053
3.75% 7/15/25	1,020,000	1,038,242
		29,315,966
Life Sciences Tools & Services - 0.2%
PerkinElmer, Inc.:
0.55% 9/15/23	10,675,000	10,340,096
0.85% 9/15/24	1,290,000	1,212,164
Thermo Fisher Scientific, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Averages Indx + 0.530% 1.0842% 10/18/24 (b)(c)	2,411,000	2,390,062
		13,942,322
Pharmaceuticals - 0.6%
AstraZeneca Finance LLC 1.2% 5/28/26	1,390,000	1,275,863
Bayer U.S. Finance II LLC 3.875% 12/15/23 (a)	750,000	756,056
Bristol-Myers Squibb Co. 3.25% 2/20/23	178,000	179,958
GSK Consumer Healthcare Capital U.S. LLC U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.890% 1.4352% 3/24/24 (a)(b)(c)	3,555,000	3,556,458
Perrigo Finance PLC 3.9% 12/15/24	2,790,000	2,772,972
Roche Holdings, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.330% 0.781% 9/11/23 (a)(b)(c)	10,000,000	10,003,610
Royalty Pharma PLC 0.75% 9/2/23	870,000	844,623
Shire Acquisitions Investments Ireland DAC 2.875% 9/23/23	728,000	725,536
Viatris, Inc.:
1.125% 6/22/22	13,114,000	13,110,841
1.65% 6/22/25	445,000	410,304
		33,636,221

TOTAL HEALTH CARE		100,599,338

INDUSTRIALS - 1.3%
Aerospace & Defense - 0.1%
DAE Funding LLC 1.55% 8/1/24 (a)	465,000	433,031
The Boeing Co. 1.167% 2/4/23	2,790,000	2,752,397
		3,185,428
Airlines - 0.0%
American Airlines 2017-2 Class B Pass Through Trust equipment trust certificate 3.7% 4/15/27	464,549	432,196
United Airlines 2019-2 Class B Pass Through Trust equipment trust certificate 3.5% 11/1/29	317,908	284,882
		717,078
Building Products - 0.0%
Carrier Global Corp. 2.242% 2/15/25	259,000	248,880
Commercial Services & Supplies - 0.1%
HPHT Finance 19 Ltd. 2.875% 11/5/24 (Reg. S)	400,000	394,325
Republic Services, Inc. 2.5% 8/15/24	880,000	865,405
Waste Management, Inc. 0.75% 11/15/25	946,000	873,325
		2,133,055
Industrial Conglomerates - 0.3%
Honeywell International, Inc. 3 month U.S. LIBOR + 0.370% 1.7407% 8/8/22 (b)(c)	9,078,000	9,079,757
Siemens Financieringsmaatschappij NV U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.430% 0.8501% 3/11/24 (a)(b)(c)	10,290,000	10,282,468
		19,362,225
Machinery - 0.4%
Caterpillar Financial Services Corp.:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.150% 0.9351% 11/17/22 (b)(c)	5,000,000	4,995,350
0.25% 3/1/23	10,000,000	9,843,533
Daimler Trucks Finance North America LLC:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.500% 0.9869% 6/14/23 (a)(b)(c)	8,000,000	7,979,303
1.625% 12/13/24 (a)	1,065,000	1,015,672
Otis Worldwide Corp. 2.056% 4/5/25	1,000,000	959,342
		24,793,200
Professional Services - 0.0%
Equifax, Inc. 3.95% 6/15/23	1,090,000	1,099,650
Road & Rail - 0.2%
Canadian Pacific Railway Co.:
1.35% 12/2/24	7,739,000	7,356,788
1.75% 12/2/26	580,000	534,147
Kansas City Southern/Old 3% 5/15/23	1,030,000	1,031,856
Penske Truck Leasing Co. LP:
2.7% 3/14/23 (a)	1,751,000	1,746,565
4.25% 1/17/23 (a)	285,000	287,252
SMBC Aviation Capital Finance:
3.55% 4/15/24 (a)	815,000	803,830
4.125% 7/15/23 (a)	900,000	899,267
		12,659,705
Trading Companies & Distributors - 0.1%
Air Lease Corp. 2.25% 1/15/23	3,810,000	3,781,540
GATX Corp.:
3.9% 3/30/23	820,000	825,674
4.35% 2/15/24	965,000	979,105
		5,586,319
Transportation Infrastructure - 0.1%
Avolon Holdings Funding Ltd.:
2.125% 2/21/26 (a)	1,035,000	924,448
2.875% 2/15/25 (a)	980,000	921,491
3.95% 7/1/24 (a)	265,000	259,051
HPHT Finance 17 Ltd. 2.75% 9/11/22 (Reg. S)	1,650,000	1,649,274
Sydney Airport Finance Co. Property Ltd. 3.9% 3/22/23 (a)	1,133,000	1,139,747
		4,894,011

TOTAL INDUSTRIALS		74,679,551

INFORMATION TECHNOLOGY - 0.6%
Electronic Equipment & Components - 0.0%
Amphenol Corp. 2.05% 3/1/25	910,000	877,349
Avnet, Inc. 4.875% 12/1/22	325,000	329,385
		1,206,734
IT Services - 0.1%
CDW LLC/CDW Finance Corp. 5.5% 12/1/24	320,000	325,424
Fidelity National Information Services, Inc.:
0.375% 3/1/23	1,160,000	1,140,591
0.6% 3/1/24	555,000	530,445
Fiserv, Inc. 3.8% 10/1/23	2,340,000	2,365,152
HCL America, Inc. 1.375% 3/10/26 (a)	1,800,000	1,627,650
PayPal Holdings, Inc. 2.65% 10/1/26	1,295,000	1,247,927
The Western Union Co. 2.85% 1/10/25	1,600,000	1,559,283
		8,796,472
Semiconductors & Semiconductor Equipment - 0.2%
Analog Devices, Inc.:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.250% 0.746% 10/1/24 (b)(c)	2,353,000	2,334,357
2.95% 4/1/25	295,000	292,880
Marvell Technology, Inc. 4.2% 6/22/23	1,050,000	1,059,541
Microchip Technology, Inc.:
0.972% 2/15/24	1,165,000	1,116,615
0.983% 9/1/24 (a)	1,220,000	1,146,797
2.67% 9/1/23	1,110,000	1,101,990
NXP BV/NXP Funding LLC 4.875% 3/1/24	750,000	763,150
NXP BV/NXP Funding LLC/NXP U.S.A., Inc.:
2.7% 5/1/25	395,000	378,873
3.875% 6/18/26	475,000	468,796
4.4% 6/1/27	155,000	155,548
Qorvo, Inc. 1.75% 12/15/24 (a)	510,000	484,898
Skyworks Solutions, Inc. 0.9% 6/1/23	305,000	297,251
		9,600,696
Software - 0.2%
Fortinet, Inc. 1% 3/15/26	675,000	604,551
Oracle Corp. 2.4% 9/15/23	1,280,000	1,269,290
Roper Technologies, Inc.:
0.45% 8/15/22	205,000	204,374
1% 9/15/25	235,000	215,635
2.35% 9/15/24	365,000	357,973
3.125% 11/15/22	1,505,000	1,508,316
3.65% 9/15/23	270,000	272,277
VMware, Inc. 0.6% 8/15/23	4,644,000	4,504,665
Workday, Inc. 3.5% 4/1/27	525,000	515,062
		9,452,143
Technology Hardware, Storage & Peripherals - 0.1%
Hewlett Packard Enterprise Co. 4.4% 10/15/22 (b)	3,269,000	3,282,774

TOTAL INFORMATION TECHNOLOGY		32,338,819

MATERIALS - 0.1%
Chemicals - 0.0%
Cytec Industries, Inc. 3.5% 4/1/23	919,000	917,492
Ecolab, Inc. 1.65% 2/1/27	400,000	369,579
International Flavors & Fragrances, Inc. 0.697% 9/15/22 (a)	582,000	579,029
LYB International Finance III LLC 1.25% 10/1/25	692,000	636,706
Westlake Corp. 0.875% 8/15/24	180,000	172,673
		2,675,479
Construction Materials - 0.0%
Boral Finance Pty Ltd. 3% 11/1/22 (a)	135,000	134,811
Martin Marietta Materials, Inc. 0.65% 7/15/23	405,000	394,942
		529,753
Containers & Packaging - 0.0%
Bemis Co., Inc. 4% 5/17/25	805,000	808,309
Metals & Mining - 0.1%
ArcelorMittal SA 3.6% 7/16/24	390,000	390,341
Nucor Corp.:
2% 6/1/25	350,000	334,705
3.95% 5/23/25	525,000	530,595
POSCO 2.375% 1/17/23 (a)	1,870,000	1,863,268
		3,118,909
Paper & Forest Products - 0.0%
Celulosa Arauco y Constitucion SA 4.5% 8/1/24	635,000	636,905

TOTAL MATERIALS		7,769,355

REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.3%
American Campus Communities Operating Partnership LP:
3.75% 4/15/23	1,449,000	1,454,245
4.125% 7/1/24	2,000,000	2,027,330
American Tower Corp.:
2.4% 3/15/25	665,000	640,481
5% 2/15/24	375,000	384,952
Crown Castle International Corp.:
1.05% 7/15/26	1,005,000	894,300
2.9% 3/15/27	955,000	900,536
3.15% 7/15/23	985,000	986,125
Highwoods/Forsyth LP 3.625% 1/15/23	1,770,000	1,775,145
Kilroy Realty LP 4.375% 10/1/25	755,000	759,452
Public Storage U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.470% 1.0777% 4/23/24 (b)(c)	495,000	494,189
Simon Property Group LP:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Indx + 0.000% 1.0595% 1/11/24 (b)(c)	3,589,000	3,564,664
2% 9/13/24	380,000	369,827
3.375% 10/1/24	985,000	986,695
		15,237,941
Real Estate Management & Development - 0.0%
Essex Portfolio LP 3.875% 5/1/24	1,980,000	1,993,884

TOTAL REAL ESTATE		17,231,825

UTILITIES - 1.9%
Electric Utilities - 1.4%
Cleco Power LLC 3 month U.S. LIBOR + 0.500% 1.326% 6/15/23 (a)(b)(c)	3,377,000	3,360,454
Duke Energy Corp. U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.250% 0.6657% 6/10/23 (b)(c)	3,003,000	2,992,185
Edison International:
2.95% 3/15/23	455,000	454,143
3.125% 11/15/22	650,000	648,885
ENEL Finance International NV:
1.375% 7/12/26 (a)	1,105,000	993,430
2.65% 9/10/24 (a)	1,775,000	1,732,957
Eversource Energy U.S. Secured Overnight Fin. Rate (SOFR) Averages Indx + 0.250% 1.0354% 8/15/23 (b)(c)	5,000,000	4,987,268
FirstEnergy Corp. 3.35% 7/15/22	885,000	881,018
Florida Power & Light Co. U.S. Secured Overnight Fin. Rate (SOFR) Averages Indx + 0.250% 1.0342% 5/10/23 (b)(c)	3,574,000	3,558,817
Israel Electric Corp. Ltd. 5% 11/12/24 (Reg. S) (a)	1,365,000	1,403,302
Korea Hydro & Nuclear Power Co. Ltd. 1.25% 4/27/26 (a)	1,421,000	1,309,210
Mississippi Power Co. U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.300% 0.7768% 6/28/24 (b)(c)	5,297,000	5,235,577
NextEra Energy Capital Holdings, Inc.:
3 month U.S. LIBOR + 0.270% 1.7749% 2/22/23 (b)(c)	10,000,000	9,972,699
U.S. Secured Overnight Fin. Rate (SOFR) Averages Indx + 0.400% 1.0918% 11/3/23 (b)(c)	6,000,000	5,961,293
U.S. Secured Overnight Fin. Rate (SOFR) Averages Indx + 0.540% 1.32% 3/1/23 (b)(c)	3,472,000	3,465,275
1.875% 1/15/27	1,255,000	1,157,041
NRG Energy, Inc. 3.75% 6/15/24 (a)	535,000	530,477
Pacific Gas & Electric Co.:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Indx + 1.150% 1.9354% 11/14/22 (b)(c)	180,000	179,652
3.5% 6/15/25	955,000	923,658
PPL Electric Utilities Corp.:
3 month U.S. LIBOR + 0.250% 1.2156% 9/28/23 (b)(c)	1,780,000	1,770,446
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.330% 0.8011% 6/24/24 (b)(c)	4,059,000	4,034,299
Southern California Edison Co.:
U.S. Secured Overnight Fin. Rate (SOFR) Averages Indx + 0.640% 1.136% 4/3/23 (b)(c)	5,000,000	4,997,466
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.470% 1.2508% 12/2/22 (b)(c)	10,000,000	9,990,884
Southern Co.:
U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.370% 1.1542% 5/10/23 (b)(c)	3,257,000	3,242,677
0.6% 2/26/24	2,230,000	2,132,634
Vistra Operations Co. LLC:
3.55% 7/15/24 (a)	4,595,000	4,508,018
5.125% 5/13/25 (a)	1,210,000	1,217,538
		81,641,303
Gas Utilities - 0.3%
APT Pipelines Ltd. 4.2% 3/23/25 (a)	1,895,000	1,901,276
Atmos Energy Corp. 3 month U.S. LIBOR + 0.380% 1.0229% 3/9/23 (b)(c)	6,117,000	6,113,169
CenterPoint Energy Resources Corp. 3 month U.S. LIBOR + 0.500% 1.0043% 3/2/23 (b)(c)	2,009,000	2,003,768
ONE Gas, Inc. 3 month U.S. LIBOR + 0.610% 1.355% 3/11/23 (b)(c)	2,500,000	2,494,357
Southern California Gas Co. 2.95% 4/15/27	815,000	787,716
		13,300,286
Independent Power and Renewable Electricity Producers - 0.0%
Alexander Funding Trust 1.841% 11/15/23 (a)	920,000	886,302
The AES Corp. 3.3% 7/15/25 (a)	820,000	798,008
		1,684,310
Multi-Utilities - 0.2%
CenterPoint Energy, Inc. U.S. Secured Overnight Fin. Rate (SOFR) Averages Indx + 0.650% 1.4351% 5/13/24 (b)(c)	2,893,000	2,855,800
Dominion Energy, Inc. 3 month U.S. LIBOR + 0.530% 1.356% 9/15/23 (b)(c)	2,327,000	2,327,014
DTE Energy Co. 0.55% 11/1/22	5,000,000	4,958,935
Sempra Energy 3.3% 4/1/25	760,000	755,216
		10,896,965

TOTAL UTILITIES		107,522,864

TOTAL NONCONVERTIBLE BONDS
(Cost $1,470,465,932)		1,450,442,690

U.S. Government and Government Agency Obligations - 2.4%
U.S. Government Agency Obligations - 0.4%
Fannie Mae U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.180% 0.96% 7/8/22 (b)(c)	20,000,000	20,003,809
U.S. Treasury Obligations - 2.0%
U.S. Treasury Notes:
0.125% 4/30/23 (d)	$715,000	$702,264
0.25% 9/30/23 (d)	40,000	38,959
0.375% 10/31/23	10,000,000	9,732,813
0.75% 12/31/23	25,000	24,371
0.875% 1/31/24	39,730,000	38,730,542
1.75% 3/15/25	17,440,000	16,987,673
2.25% 3/31/24	14,015,000	13,955,327
2.5% 4/30/24	13,820,000	13,815,681
2.75% 5/15/25	22,760,000	22,779,559

TOTAL U.S. TREASURY OBLIGATIONS		116,767,189

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $137,660,106)		136,770,998

U.S. Government Agency - Mortgage Securities - 0.4%
Fannie Mae - 0.2%
12 month U.S. LIBOR + 1.560% 1.818% 7/1/35 (b)(c)	3,403	3,509
12 month U.S. LIBOR + 1.590% 1.834% 12/1/35 (b)(c)	4,726	4,860
12 month U.S. LIBOR + 1.650% 1.905% 8/1/37 (b)(c)	872	905
12 month U.S. LIBOR + 1.690% 1.94% 5/1/38 (b)(c)	7,930	8,201
12 month U.S. LIBOR + 1.780% 2.538% 5/1/38 (b)(c)	2,457	2,520
12 month U.S. LIBOR + 1.830% 3.117% 4/1/38 (b)(c)	13,661	14,097
12 month U.S. LIBOR + 1.850% 2.103% 8/1/38 (b)(c)	7,338	7,648
12 month U.S. LIBOR + 1.880% 3.198% 5/1/38 (b)(c)	8,089	8,342
12 month U.S. LIBOR + 2.040% 2.29% 12/1/36 (b)(c)	1,186	1,227
6 month U.S. LIBOR + 1.360% 1.861% 10/1/33 (b)(c)	23,256	23,714
2% 10/1/50	253,891	226,677
2.5% 1/1/52	900,516	829,863
3% 9/1/28 to 11/1/51	3,739,270	3,622,902
3.5% 11/1/26 to 6/1/52	1,141,273	1,133,069
4% 1/1/47 to 12/1/49	317,839	322,371
4.5% 8/1/24 to 1/1/50	1,623,954	1,678,977
5% 3/1/23 to 7/1/45	874,858	924,357
5.5% 2/1/23 to 5/1/40	1,171,729	1,266,123
6% to 6% 2/1/23 to 2/1/49	1,148,016	1,262,439
6.5% 7/1/32 to 12/1/32	57,061	62,621

TOTAL FANNIE MAE		11,404,422

Freddie Mac - 0.0%
12 month U.S. LIBOR + 1.620% 1.875% 7/1/38 (b)(c)	10,378	10,688
12 month U.S. LIBOR + 1.620% 2.128% 6/1/38 (b)(c)	13,795	14,252
12 month U.S. LIBOR + 1.720% 1.976% 7/1/35 (b)(c)	6,139	6,347
12 month U.S. LIBOR + 1.730% 2.076% 10/1/36 (b)(c)	11,920	12,331
12 month U.S. LIBOR + 1.730% 2.108% 2/1/37 (b)(c)	2,098	2,150
12 month U.S. LIBOR + 1.730% 2.21% 5/1/38 (b)(c)	5,343	5,517
12 month U.S. LIBOR + 1.770% 2.921% 5/1/37 (b)(c)	2,500	2,583
12 month U.S. LIBOR + 1.830% 2.204% 2/1/37 (b)(c)	2,637	2,709
12 month U.S. LIBOR + 1.920% 2.185% 12/1/36 (b)(c)	4,789	4,921
12 month U.S. LIBOR + 2.020% 2.275% 11/1/36 (b)(c)	2,689	2,762
12 month U.S. LIBOR + 2.080% 2.582% 2/1/38 (b)(c)	10,786	11,133
12 month U.S. LIBOR + 2.160% 2.558% 2/1/37 (b)(c)	2,695	2,777
U.S. TREASURY 1 YEAR INDEX + 2.340% 2.472% 11/1/34 (b)(c)	6,745	6,989
2.5% 1/1/52	999,442	924,152
3% 11/1/34	258,155	256,478
3.5% 12/1/47	700,666	696,865
4% 12/1/49	148,963	150,705
4.5% 5/1/50	140,742	143,886
5% 10/1/22 to 12/1/41	301,339	318,094
5.5% 4/1/23 to 10/1/38	4,077	4,272
6% 8/1/22 to 9/1/35	74,351	81,423
7% 3/1/39	114,497	127,576
7.5% 6/1/38	113,372	125,515

TOTAL FREDDIE MAC		2,914,125

Ginnie Mae - 0.2%
6% 7/15/36	137,360	148,536
3% 9/20/47	2,322,210	2,268,326
3.5% 8/20/44 to 2/20/52 (e)	4,125,092	4,106,779
4% 3/20/48 to 4/20/52	1,297,970	1,315,528
4.5% 9/20/40 to 5/20/52 (f)	1,737,281	1,790,028
5% 12/20/34 to 5/20/48	590,723	620,581
5.5% 9/15/45 to 2/20/49	491,138	524,348

TOTAL GINNIE MAE		10,774,126

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $26,178,874)		25,092,673

Asset-Backed Securities - 6.1%
Aimco:
Series 2021-10A Class AR, 3 month U.S. LIBOR + 1.060% 2.1963% 7/22/32 (a)(b)(c)	$4,100,000	$3,988,160
Series 2021-BA Class AR, 3 month U.S. LIBOR + 1.100% 2.1443% 1/15/32 (a)(b)(c)	4,342,000	4,246,980
AIMCO CLO Ltd. Series 2022-12A Class AR, CME TERM SOFR 3 MONTH INDEX + 1.170% 2.0212% 1/17/32 (a)(b)(c)	4,835,000	4,699,823
Ally Auto Receivables Trust Series 2019-3 Class A4, 1.96% 12/16/24	600,000	596,484
American Express Credit Account Master Trust Series 2019-3 Class B, 2.2% 4/15/25	740,000	739,971
AmeriCredit Automobile Receivables Trust:
Series 2018-1 Class D, 3.82% 3/18/24	1,645,000	1,648,820
Series 2019-3 Class B, 2.13% 7/18/25	985,000	984,982
Series 2020-1:
Class C, 1.59% 10/20/25	1,760,000	1,727,002
Class D, 1.8% 12/18/25	690,000	667,336
Series 2020-3 Class C, 1.06% 8/18/26	420,000	403,710
Series 2021-1:
Class C, 0.89% 10/19/26	755,000	712,645
Class D, 1.21% 12/18/26	470,000	443,285
Series 2021-2:
Class A2, 0.26% 11/18/24	1,857,422	1,846,374
Class D, 1.29% 6/18/27	995,000	923,243
Series 2021-3 Class A2, 0.41% 2/18/25	5,678,885	5,632,790
Series 2022-1 Class D, 3.23% 2/18/28	1,830,000	1,759,089
Applebee's/IHOP Funding LLC Series 2019-1A Class A2I, 4.194% 6/5/49 (a)	2,262,150	2,220,877
Arbor Realty Collateralized Loan Obligation Series 2021-FL3 Class A, 1 month U.S. LIBOR + 1.070% 1.9447% 8/15/34 (a)(b)(c)	1,100,000	1,059,943
Arbor Realty Commercial Real Estate Notes, Ltd. Series 2021-FL4 Class A, 1 month U.S. LIBOR + 1.350% 2.2247% 11/15/36 (a)(b)(c)	845,000	822,611
Ares LII CLO Ltd. Series 2021-52A Class A1R, 3 month U.S. LIBOR + 1.050% 2.1863% 4/22/31 (a)(b)(c)	3,577,000	3,520,569
ARI Fleet Lease Trust Series 2020-A Class B, 2.06% 11/15/28 (a)	770,000	754,261
Avis Budget Rental Car Funding (AESOP) LLC:
Series 2017-1A Class B, 3.41% 9/20/23 (a)	360,000	360,393
Series 2017-2A Class A, 2.97% 3/20/24 (a)	905,000	903,889
Series 2018-2A Class C, 4.95% 3/20/25 (a)	430,000	432,439
Series 2019-2A Class A, 3.35% 9/22/25 (a)	650,000	640,094
Series 2020-1A Class A, 2.33% 8/20/26 (a)	540,000	517,260
Babson CLO Ltd. Series 2013-IA Class AR, 3 month U.S. LIBOR + 0.800% 1.8627% 1/20/28 (a)(b)(c)	791,291	786,175
Bank of America Credit Card Master Trust Series 2020-A1 Class A1, 0.34% 5/15/26	4,768,000	4,583,421
Bayview Opportunity Master Fund Trust:
Series 2017-RT3 Class A, 3.5% 1/28/58 (a)(b)	491,112	479,480
Series 2017-SPL4 Class A, 3.5% 1/28/55 (a)	158,891	157,016
Series 2017-SPL5 Class A, 3.5% 6/28/57 (a)	426,997	427,224
BDS, Ltd. / BDS LLC Series 2021-FL10 Class A, 1 month U.S. LIBOR + 1.350% 2.2856% 12/16/36 (a)(b)(c)	770,000	741,420
Blackbird Capital Aircraft Series 2016-1A Class AA, 2.487% 12/16/41 (a)(b)	481,891	453,941
BMW Vehicle Owner Trust Series 2022-A Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.950% 1.3% 12/26/24 (b)(c)	5,000,000	4,993,591
BRE Grand Islander Timeshare Issuer Series 2019-A Class A, 3.28% 9/26/33 (a)	172,833	167,808
BSPRT Issuer, Ltd. / BSPRT CO-Issuer LLC Series 2022-FL8 Class A, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 1.500% 1.767% 2/15/37 (a)(b)(c)	1,510,000	1,478,624
CarMax Auto Owner Trust:
Series 2019-2 Class B, 3.01% 12/16/24	1,935,000	1,933,323
Series 2020-4:
Class A2, 0.31% 1/16/24	445,674	445,370
Class D, 1.75% 4/15/27	540,000	510,086
Series 2021-1 Class A3, 0.34% 12/15/25	2,373,000	2,326,744
Series 2021-2 Class C, 1.34% 2/16/27	545,000	507,684
Series 2022-2 Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.600% 0.9987% 5/15/25 (b)(c)	2,753,000	2,744,138
Carvana Auto Receivables Trust:
Series 2021-P2 Class A2, 0.3% 7/10/24	2,473,447	2,464,843
Series 2021-P3 Class A2, 0.38% 1/10/25	2,260,283	2,237,996
Series 2021-P4 Class B, 1.98% 2/10/28	445,000	400,240
Series 2022-N1 Class C, 3.32% 12/11/28 (a)	580,000	569,320
Cedar Funding Ltd.:
Series 2021-10A Class AR, 3 month U.S. LIBOR + 1.100% 2.1627% 10/20/32 (a)(b)(c)	1,089,000	1,061,613
Series 2021-14A Class A, 3 month U.S. LIBOR + 1.100% 2.1443% 7/15/33 (a)(b)(c)	5,722,000	5,590,119
Cent CLO LP Series 2021-21A Class A1R3, 3 month U.S. LIBOR + 0.970% 2.1949% 7/27/30 (a)(b)(c)	4,090,000	4,036,830
Chesapeake Funding II LLC:
Series 2018-3A Class A2, 1 month U.S. LIBOR + 0.480% 1.3547% 1/15/31 (a)(b)(c)	306,141	306,131
Series 2019-1A Class A1, 2.94% 4/15/31 (a)	449,122	449,272
Series 2020-1A Class A1, 0.87% 8/15/32 (a)	1,905,896	1,884,964
Series 2021-1A Class A2, 1 month U.S. LIBOR + 0.230% 1.1047% 4/15/33 (a)(b)(c)	2,524,511	2,497,819
CIFC Funding Ltd. / CIFC Funding LLC Series 2021-4A Class A, 3 month U.S. LIBOR + 1.050% 2.0943% 7/15/33 (a)(b)(c)	1,360,000	1,338,470
CIM Trust Series 2020-INV1 Class A2, 2.5% 4/25/50 (a)	210,872	195,007
CNH Equipment Trust:
Series 2020-A Class A4, 1.51% 4/15/27	590,000	572,951
Series 2021-C Class A2, 0.33% 1/15/25	4,124,000	4,074,830
Daimler Trucks Retail Trust Series 2020-1 Class A4, 1.37% 6/15/27	1,820,000	1,798,520
Dell Equipment Finance Trust:
Series 2019-2 Class A3, 1.91% 10/22/24 (a)	249,025	249,021
Series 2020-2 Class A3, 0.57% 10/23/23 (a)	1,863,187	1,845,616
Series 2021-1 Class A3, 0.43% 5/22/26 (a)	1,601,000	1,561,047
Series 2021-2 Class A2, 0.33% 12/22/26 (a)	4,969,994	4,912,823
DLLAD LLC Series 2021-1A Class A2, 0.35% 9/20/24 (a)	2,298,645	2,265,774
DLLMT LLC Series 2021-1A Class A2, 0.6% 3/20/24 (a)	7,674,000	7,586,628
Donlen Fleet Lease Funding Series 2021-2 Class A1, 1 month U.S. LIBOR + 0.330% 1.1721% 12/11/34 (a)(b)(c)	3,177,410	3,155,785
Drive Auto Receivables Trust:
Series 2021-1 Class D, 1.45% 1/16/29	630,000	600,403
Series 2021-2:
Class A2, 0.36% 5/15/24	630,000	629,068
Class D, 1.39% 3/15/29	785,000	733,336
Series 2021-3 Class A2, 0.52% 1/15/25	3,222,059	3,202,064
Dryden CLO, Ltd. / Dryden CLO, LLC Series 2021-86A Class A1R, 3 month U.S. LIBOR + 1.100% 2.1443% 7/17/34 (a)(b)(c)	1,055,000	1,028,753
Eagle Re Ltd. Series 2021-2 Class M1A, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 1.550% 2.1345% 4/25/34 (a)(b)(c)	460,000	456,781
Eaton Vance CLO, Ltd. Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.100% 2.1443% 4/15/31 (a)(b)(c)	3,935,000	3,854,061
Elara HGV Timeshare Issuer LLC Series 2017-A Class A, 2.69% 3/25/30 (a)	392,838	385,817
Ellington Financial Mortgage Trust Series 2019-2 Class A1, 2.739% 11/25/59 (a)	175,511	174,365
Enterprise Fleet Financing LLC:
Series 2019-3 Class A2, 2.06% 5/20/25 (a)	202,864	202,658
Series 2020-1 Class A2, 1.78% 12/22/25 (a)	2,757,417	2,744,167
Series 2020-2 Class A2, 0.61% 7/20/26 (a)	2,437,849	2,377,072
Series 2021-1 Class A2, 0.44% 12/21/26 (a)	1,068,360	1,039,985
Series 2021-2 Class A2, 0.48% 5/20/27 (a)	3,293,014	3,181,936
Exeter Automobile Receivables Series 2022-2A Class C, 3.85% 7/17/28	1,285,000	1,273,449
Exeter Automobile Receivables Trust:
Series 2021-3A Class D, 1.55% 6/15/27	660,000	623,022
Series 2022-1A Class D, 3.02% 6/15/28	1,350,000	1,273,910
Ford Credit Auto Lease Trust:
Series 2020-B Class A3, 0.62% 8/15/23	1,456,147	1,454,286
Series 2022-A:
Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.600% 0.9987% 10/15/24 (b)(c)	2,696,000	2,687,014
Class C, 4.18% 10/15/25	2,030,000	2,021,538
Ford Credit Auto Owner Trust:
Series 2020-2 Class C, 1.74% 4/15/33 (a)	570,000	519,807
Series 2020-B Class C, 2.04% 12/15/26	1,270,000	1,236,348
Ford Credit Floorplan Master Owner Trust Series 2020-1 Class A1, 0.7% 9/15/25	5,274,000	5,118,052
Freddie Mac STACR REMIC Trust:
Series 2022-DNA3 Class M1A, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 2.000% 2.5845% 4/25/42 (a)(b)(c)	1,357,690	1,351,795
Series 2022-DNA4 Class M1A, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 2.200% 2.5507% 5/25/42 (a)(b)(c)	1,520,000	1,515,258
GM Financial Automobile Leasing Trust:
Series 2020-2 Class C, 2.56% 7/22/24	445,000	443,222
Series 2021-2 Class A2, 0.22% 7/20/23	1,672,861	1,668,677
Series 2021-3 Class A2, 0.24% 12/20/23	3,634,239	3,605,704
Series 2022-2 Class A2, 2.93% 10/21/24	3,401,000	3,395,198
GM Financial Consumer Automobile Receivables Series 2022-2 Class A2, 2.52% 5/16/25	3,502,000	3,492,847
GM Financial Consumer Automobile Receivables Trust:
Series 2020-2 Class A3, 1.49% 12/16/24	192,886	191,763
Series 2020-4 Class C, 1.05% 5/18/26	420,000	399,905
GMF Floorplan Owner Revolving Trust:
Series 2020-1 Class A, 0.68% 8/15/25 (a)	1,480,000	1,436,645
Series 2020-2 Class A, 0.69% 10/15/25 (a)	3,238,000	3,127,727
Hardee's Funding LLC / Carl's Jr. Funding LLC Series 2018-1A Class A2II, 4.959% 6/20/48 (a)	212,300	209,971
Hilton Grand Vacations Trust:
Series 2017-AA:
Class A, 2.66% 12/26/28 (a)	114,268	112,590
Class B, 2.96% 12/26/28 (a)	174,279	171,347
Series 2020-AA:
Class A, 2.74% 2/25/39 (a)	482,221	465,539
Class B, 4.22% 2/25/39 (a)	742,957	734,888
Home Partners of America Trust Series 2022-1 Class A, 3.93% 4/17/39 (a)	1,983,870	1,964,372
HPEFS Equipment Trust Series 2021-2A Class A2, 0.3% 9/20/28 (a)	2,045,573	2,028,974
Hyundai Auto Lease Securitization Trust:
Series 2021-A Class A2, 0.25% 4/17/23 (a)	976,268	975,531
Series 2021-B Class A2, 0.19% 10/16/23 (a)	3,185,121	3,165,832
Hyundai Auto Receivables Trust:
Series 2019-A Class B, 2.94% 5/15/25	635,000	635,259
Series 2020-A Class A3, 1.41% 11/15/24	542,049	537,715
Series 2020-C Class A2, 0.26% 9/15/23	386,018	385,854
KKR CLO Ltd. / KKR CLO LLC Series 2021-29A Class A, 3 month U.S. LIBOR + 1.200% 2.2443% 1/15/32 (a)(b)(c)	1,250,000	1,230,444
KKR Finanical CLO Ltd. Series 13 Class A1R, 3 month U.S. LIBOR + 0.800% 1.8443% 1/16/28 (a)(b)(c)	533,559	530,987
KKR Industrial Portfolio Trust Series 2021-KDIP Class C, 1 month U.S. LIBOR + 1.000% 1.8747% 12/15/37 (a)(b)(c)	1,061,250	1,012,136
Kubota Credit Owner Trust Series 2020-1A Class A3, 1.96% 3/15/24 (a)	255,935	254,585
Lanark Master Issuer PLC Series 2020-1A Class 1A, 2.277% 12/22/69 (a)(b)	1,768,000	1,758,456
Madison Park Funding XXIII, Ltd. Series 2021-23A:
Class AR, 3 month U.S. LIBOR + 0.970% 2.1949% 7/27/31 (a)(b)(c)	1,240,000	1,224,506
Class BR, 3 month U.S. LIBOR + 1.550% 2.7749% 7/27/31 (a)(b)(c)	800,000	796,916
Madison Park Funding XXXII, Ltd. / Madison Park Funding XXXII LLC Series 2021-32A Class A1R, 3 month U.S. LIBOR + 1.000% 2.1363% 1/22/31 (a)(b)(c)	3,229,000	3,183,972
Madison Park Funding XXXIII Ltd. Series 2022-33A Class AR, CME TERM SOFR 3 MONTH INDEX + 1.290% 2.1364% 10/15/32 (a)(b)(c)	1,910,000	1,863,618
Madison Park Funding XXXV Ltd. / Madison Park Funding XXXV LLC Series 2021-35A Class A1R, 3 month U.S. LIBOR + 0.990% 2.0527% 4/20/32 (a)(b)(c)	1,650,000	1,614,591
Magnetite XVI, Ltd. / Magnetite XVI, LLC Series 2015-16A Class AR, 3 month U.S. LIBOR + 0.800% 1.8443% 1/18/28 (a)(b)(c)	1,867,217	1,847,180
Magnetite XXV Ltd. Series 2020-25A Class A, 3 month U.S. LIBOR + 1.200% 2.384% 1/25/32 (a)(b)(c)	1,015,000	1,000,692
Mercedes-Benz Auto Lease Trust Series 2021-B Class A2, 0.22% 1/16/24	6,103,658	6,072,623
MF1 Multifamily Housing Mortgage Loan Trust Series 2021-FL7 Class A, 1 month U.S. LIBOR + 1.080% 2.0156% 10/16/36 (a)(b)(c)	800,000	772,850
MFRA Trust Series 2021-INV1 Class A1, 0.852% 1/25/56 (a)(b)	303,868	289,926
MVW LLC Series 2020-1A Class B, 2.73% 10/20/37 (a)	363,953	350,361
MVW Owner Trust:
Series 2017-1A:
Class A, 2.42% 12/20/34 (a)	278,178	274,999
Class B, 2.75% 12/20/34 (a)	16,363	16,112
Class C, 2.99% 12/20/34 (a)	39,272	38,528
Series 2021-1WA Class C, 1.94% 1/22/41 (a)	244,696	229,629
Navient Private Education Loan Trust:
Series 2019-D Class A2A, 3.01% 12/15/59 (a)	390,962	379,226
Series 2020-A Class A2A, 2.46% 11/15/68 (a)	741,028	705,150
Series 2020-CA Class A2A, 2.15% 11/15/68 (a)	2,581,911	2,418,606
Series 2020-IA Class A1A, 1.33% 4/15/69 (a)	523,211	478,715
Navient Private Education Refi Loan Trust:
Series 2019-A Class A2A, 3.42% 1/15/43 (a)	1,070,930	1,066,695
Series 2019-GA Class A, 2.4% 10/15/68 (a)	305,198	296,439
Series 2020-DA Class A, 1.69% 5/15/69 (a)	477,746	456,674
Series 2022-A Class A, 2.23% 7/15/70 (a)	1,731,296	1,652,165
Navient Student Loan Trust:
Series 2017-A Class A2A, 2.88% 12/16/58 (a)	529,908	528,854
Series 2019-EA Class A2A, 2.64% 5/15/68 (a)	831,609	810,941
Nelnet Student Loan Trust:
Series 2005-4 Class A4, 3 month U.S. LIBOR + 0.180% 1.114% 3/22/32 (b)(c)	551,799	525,138
Series 2020-1A Class A, 1 month U.S. LIBOR + 0.740% 1.7457% 3/26/68 (a)(b)(c)	306,556	297,860
Series 2021-CA Class AFX, 1.32% 4/20/62 (a)	1,487,263	1,381,760
Series 2021-DA Class AFX, 1.63% 4/20/62 (a)	516,623	486,789
Neuberger Berman CLO XVII Ltd. Series 2020-17A Class AR2, 3 month U.S. LIBOR + 1.030% 2.1663% 4/22/29 (a)(b)(c)	1,300,000	1,289,396
Neuberger Berman Loan Advisers CLO 32 Ltd. Series 2021-32A Class AR, 3 month U.S. LIBOR + 0.990% 2.0343% 1/20/32 (a)(b)(c)	1,570,000	1,543,737
Neuberger Berman Loan Advisers CLO 40, Ltd. / Neuberger Berman Loan Advisers CLO 40 LLC Series 2021-40A Class A, 3 month U.S. LIBOR + 1.060% 2.1043% 4/16/33 (a)(b)(c)	455,000	447,668
Neuberger Berman Loan Advisers CLO, Ltd. Series 2021-26A:
Class AR, 3 month U.S. LIBOR + 0.920% 1.9643% 10/18/30 (a)(b)(c)	825,000	815,962
Class BR, 3 month U.S. LIBOR + 1.400% 2.4443% 10/18/30 (a)(b)(c)	890,000	858,231
Niagara Park CLO, Ltd. Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.000% 2.0443% 7/17/32 (a)(b)(c)	4,100,000	4,004,183
Nissan Auto Receivables Trust Series 2020-A Class A3, 1.38% 12/16/24	271,869	270,467
OCP CLO Ltd. Series 2014-7A Class A1RR, 3 month U.S. LIBOR + 1.120% 2.1827% 7/20/29 (a)(b)(c)	2,502,227	2,471,845
OCP CLO Ltd. / OCP CLO LLC Series 2021-13A Class A2R, 2.5943% 7/15/30 (a)(b)	1,320,000	1,267,992
Octane Receivables Trust:
Series 2021-2A Class A, 1.21% 9/20/28 (a)	564,356	549,352
Series 2022-1A Class B, 4.9% 5/22/28 (a)	780,000	775,451
Palmer Square CLO, Ltd. Series 2021-3A Class A1AR, 3 month U.S. LIBOR + 1.080% 2.4913% 11/15/31 (a)(b)(c)	2,570,000	2,533,069
Palmer Square Loan Funding, Ltd. Series 2021-2A Class A1, 3 month U.S. LIBOR + 0.800% 2.278% 5/20/29 (a)(b)(c)	3,166,703	3,135,698
Palmer Square Loan Funding, Ltd. / Palmer Square Loan Funding LLC Series 2022-1A Class A1, CME TERM SOFR 3 MONTH INDEX + 1.050% 1.2842% 4/15/30 (a)(b)(c)	4,210,000	4,157,430
Planet Fitness Master Issuer LLC Series 2018-1A Class A2II, 4.666% 9/5/48 (a)	1,500,575	1,471,153
Santander Bank, N.A. Series 2021-1A Class B, 1.833% 12/15/31 (a)	227,848	222,263
Santander Consumer Auto Receivables Trust:
Series 2021-AA Class A2, 0.23% 11/15/23 (a)	217,298	217,136
1.57% 1/15/27 (a)	801,000	740,312
Santander Drive Auto Receivables Trust:
Series 2020-4 Class C, 1.01% 1/15/26	675,000	665,724
Series 2021-3 Class A2, 0.29% 5/15/24	437,693	437,265
Series 2021-4:
Class A2, 0.37% 8/15/24	2,104,427	2,097,420
Class D, 1.67% 10/15/27	1,310,000	1,209,799
Series 2022-1 Class C, 2.56% 4/17/28	1,630,000	1,557,688
Series 2022-2 Class C, 3.76% 7/16/29	1,990,000	1,938,041
Santander Retail Auto Lease Trust:
Series 2019-B Class C, 2.77% 8/21/23 (a)	534,299	534,252
Series 2019-C:
Class B, 2.17% 11/20/23 (a)	495,000	495,104
Class C, 2.39% 11/20/23 (a)	830,000	829,961
Class D, 2.88% 6/20/24 (a)	870,000	868,238
Series 2020-A Class D, 2.52% 11/20/24 (a)	720,000	708,857
Series 2020-B Class A2, 0.42% 11/20/23 (a)	2,493,935	2,485,464
Series 2021-A:
Class A2, 0.32% 2/20/24 (a)	2,477,362	2,455,468
Class C, 1.14% 3/20/26 (a)	1,815,000	1,714,758
Series 2021-B Class A2, 0.31% 1/22/24 (a)	2,084,540	2,065,231
Series 2021-C:
Class A2, 0.29% 4/22/24 (a)	2,608,785	2,585,756
Class C, 1.11% 3/20/26 (a)	630,000	593,153
Series 2022-B Class B, 3.85% 3/22/27 (a)	445,000	440,885
SBA Tower Trust:
Series 2019, 2.836% 1/15/50 (a)	990,000	965,874
1.631% 5/15/51 (a)	495,000	446,180
1.884% 7/15/50 (a)	365,000	340,586
SG Residential Mortgage Trust Series 2019-3 Class A2, 2.877% 9/25/59 (a)	380,830	377,280
Sierra Receivables Funding Co. LLC:
Series 2019-1A Class A, 3.2% 1/20/36 (a)	125,177	123,872
Series 2019-2A Class A, 2.59% 5/20/36 (a)	768,621	750,283
Sierra Timeshare Receivables Funding LLC:
Series 2019-3A Class A, 2.34% 8/20/36 (a)	187,161	181,677
Series 2020-2A Class C, 3.51% 7/20/37 (a)	250,280	241,998
Series 2021-1A Class B, 1.34% 11/20/37 (a)	260,819	244,086
SLM Student Loan Trust Series 2003-10A Class A3, 3 month U.S. LIBOR + 0.470% 1.296% 12/15/27 (a)(b)(c)	133,807	133,780
SMB Private Education Loan Trust:
Series 2014-A Class A3, 1 month U.S. LIBOR + 1.500% 2.3747% 4/15/32 (a)(b)(c)	920,400	922,113
Series 2016-C Class A2B, 1 month U.S. LIBOR + 1.100% 1.9747% 9/15/34 (a)(b)(c)	528,256	528,048
Series 2018-B Class A2B, 1 month U.S. LIBOR + 0.720% 1.5947% 1/15/37 (a)(b)(c)	1,050,055	1,029,378
Series 2020-BA Class A1A, 1.29% 7/15/53 (a)	328,279	307,341
Series 2020-PTB Class A2A, 1.6% 9/15/54 (a)	2,042,622	1,882,049
Series 2021-B Class A, 1.31% 7/17/51 (a)	1,324,543	1,249,637
Symphony CLO XXI, Ltd. Series 2021-21A Class AR, 3 month U.S. LIBOR + 1.060% 2.1043% 7/15/32 (a)(b)(c)	3,117,000	3,060,389
Symphony CLO XXIII Ltd. Series 2021-23A Class AR, 3 month U.S. LIBOR + 1.020% 2.0643% 1/15/34 (a)(b)(c)	6,116,000	6,027,673
Symphony CLO XXVI Ltd. / Symphony CLO XXVI LLC Series 2021-26A Class AR, 3 month U.S. LIBOR + 1.080% 2.1427% 4/20/33 (a)(b)(c)	465,000	454,350
Symphony Static CLO Ltd. Series 2021-1A Class B, 3 month U.S. LIBOR + 1.450% 2.634% 10/25/29 (a)(b)(c)	1,385,000	1,317,095
TCI-Flatiron CLO Ltd. / LLC Series 2021-1A Class AR, 3 month U.S. LIBOR + 0.960% 2.4037% 11/18/30 (a)(b)(c)	4,292,000	4,222,547
TCI-Symphony CLO Series 2021-1A Class AR, 3 month U.S. LIBOR + 0.920% 1.9743% 7/15/30 (a)(b)(c)	4,588,000	4,518,698
Tesla Series 2020-A Class A3, 0.68% 12/20/23 (a)	2,309,649	2,286,445
Tesla Auto Lease Trust:
Series 2021-A Class A2, 0.36% 3/20/25 (a)	3,197,192	3,154,145
Series 2021-B Class A2, 0.36% 9/22/25 (a)	4,380,842	4,288,830
Towd Point Mortgage Trust:
Series 2017-1 Class A1, 2.75% 10/25/56 (a)(b)	133,074	132,550
Series 2017-4 Class A1, 2.75% 6/25/57 (a)	126,182	124,148
Series 2019-1 Class A1, 3.6585% 3/25/58 (a)(b)	569,575	562,216
Toyota Auto Receivables 2022-B Series 2022-B Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.000% 0.8887% 1/15/25 (b)(c)	1,867,000	1,863,345
Toyota Auto Receivables Owner Trust Series 2020-C Class A3, 0.44% 10/15/24	7,225,932	7,143,062
Verizon Owner Trust Series 2020-A Class A1A, 1.85% 7/22/24	3,073,047	3,071,155
Volkswagen Auto Lease Trust Series 2020-A Class A2, 0.27% 4/20/23	1,236,979	1,235,655
Volkswagen Auto Loan Enhanced Trust:
Series 2020-1 Class A4, 1.26% 8/20/26	545,000	533,066
Series 2021-1 Class A2, 0.49% 10/21/24	7,037,869	6,978,799
Volvo Financial Equipment LLC Series 2019-2A Class A3, 2.04% 11/15/23 (a)	725,281	725,310
Voya CLO Ltd. Series 2021-1A Class A1R, 3 month U.S. LIBOR + 0.950% 1.9943% 4/17/30 (a)(b)(c)	4,486,000	4,424,273
Wheels SPV LLC Series 2021-1A Class A, 1 month U.S. LIBOR + 0.280% 1.2073% 8/20/29 (a)(b)(c)	2,569,513	2,549,728
World Omni Auto Receivables Trust:
Series 2019-C Class C, 2.4% 6/15/26	895,000	885,377
Series 2020-A Class C, 1.64% 8/17/26	480,000	467,136
Series 2021-D Class A2, 0.35% 12/16/24	3,984,690	3,942,557
Series 2022-A Class C, 2.55% 9/15/28	600,000	573,811
Series 2022-B, Class A2B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 1.050% 0% 10/15/25 (b)(c)	3,347,000	3,345,630
World Omni Automobile Lease Securitization Trust Series 2020-B Class A2, 0.32% 9/15/23	405,700	405,355
World Omni Select Auto Trust Series 2020-A:
Class B, 0.84% 6/15/26	510,000	498,107
Class C, 1.25% 10/15/26	585,000	567,525
TOTAL ASSET-BACKED SECURITIES
(Cost $356,949,646)		350,264,890

Collateralized Mortgage Obligations - 1.4%
Private Sponsor - 1.2%
Angel Oak Mortgage Trust:
sequential payer:
Series 2019-4 Class A3, 3.301% 7/26/49 (a)	97,160	96,906
Series 2020-6 Class A1, 1.261% 5/25/65 (a)	275,072	264,249
Series 2021-1:
Class A1, 0.909% 1/25/66 (a)	668,357	620,920
Class A2, 1.115% 1/25/66 (a)	195,459	181,595
Series 2021-2 Class A1, 0.985% 4/25/66 (a)	566,073	526,544
Series 2019-2 Class M1, 4.065% 3/25/49 (a)	545,000	540,881
Series 2021-3 Class A1, 1.068% 5/25/66 (a)	427,997	397,516
Series 2021-6 Class A3, 1.714% 9/25/66 (a)	446,866	400,162
Angel Oak Mortgage Trust LLC:
sequential payer Series 2020-3 Class A1, 1.691% 4/25/65 (a)	381,275	372,177
Series 2020-3 Class A3, 2.872% 4/25/65 (a)(b)	618,323	609,349
Series 2022-2 Class A1, 3.353% 1/25/67 (a)(b)	1,915,362	1,870,218
Barclays Mortgage Loan Trust sequential payer Series 2021-NQM1 Class A1, 1.747% 9/25/51 (a)	1,158,433	1,100,491
Bayview MSR Opportunity Master Fund Trust sequential payer:
Series 2021-1 Class A5, 2.5% 12/25/51 (a)	887,992	815,322
Series 2021-5 Class A5, 2.5% 11/25/51 (a)	1,766,538	1,623,076
BINOM Securitization Trust sequential payer Series 2021-INV1:
Class A2, 2.37% 6/25/56 (a)	1,284,302	1,205,127
Class A3, 2.625% 6/25/56 (a)	402,918	377,494
Brass PLC Series 2021-10A Class A1, 0.669% 4/16/69 (a)(b)	752,338	725,550
BRAVO Residential Funding Trust sequential payer Series 2021-NQM3 Class A1, 1.699% 4/25/60 (a)	712,098	691,348
Cascade Funding Mortgage Trust sequential payer Series 2022-EBO2 Class A, 3.169% 7/25/54 (a)	1,404,213	1,400,121
CIM Trust Series 2021-INV1 Class A8, 2.5% 7/1/51 (a)	440,497	404,724
Citigroup Mortgage Loan Trust Series 2020-EXP2 Class A3, 2.5% 8/25/50 (a)	239,855	218,937
Colt 2022-3 Mortgage Loan Trust sequential payer Series 2022-3 Class A1, 3.901% 2/25/67 (a)	1,894,676	1,832,275
Colt Funding LLC Series 2021-1 Class A2, 1.167% 6/25/66 (a)	542,678	492,118
COLT Funding LLC Series 2021-3 Class A3, 1.419% 9/27/66 (a)(b)	376,319	338,553
COLT Mortgage Loan Trust sequential payer Series 2020-3 Class A1, 1.506% 4/27/65 (a)	101,920	100,019
Connecticut Avenue Securities floater Series 2022-R03 Class 1M1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 2.100% 2.6845% 3/25/42 (a)(b)(c)	1,079,208	1,076,495
Connecticut Avenue Securities Trust floater:
Series 2022-R01 Class 1M1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 1.000% 1.5845% 12/25/41 (a)(b)(c)	2,110,308	2,066,803
Series 2022-R02 Class 2M1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 1.200% 1.7845% 1/25/42 (a)(b)(c)	1,607,827	1,593,441
Series 2022-R05 Class 2M1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 1.900% 2.4845% 4/25/42 (a)(b)(c)	1,299,981	1,294,539
Deephaven Residential Mortgage Trust:
sequential payer Series 2020-2 Class A1, 1.692% 5/25/65 (a)	10,012	9,993
Series 2021-1 Class A2, 0.973% 5/25/65 (a)	124,067	120,285
Series 2021-2:
Class A1, 0.899% 4/25/66 (a)	235,280	221,933
Class A3, 1.26% 4/25/66 (a)	262,170	242,763
Ellington Financial Mortgage Trust:
Series 2019-2 Class A3, 3.046% 11/25/59 (a)	112,737	111,596
Series 2020-1 Class A1, 2.006% 5/25/65 (a)	242,042	238,819
Series 2020-2 Class A1, 1.178% 10/25/65 (a)	354,060	347,315
Series 2021-1:
Class A1, 0.797% 2/25/66 (a)	141,525	131,048
Class A3, 1.106% 2/25/66 (a)	117,938	109,046
Series 2021-2:
Class A1, 0.931% 6/25/66 (a)(b)	317,825	291,315
Class A3, 1.291% 6/25/66 (a)	307,347	278,961
Series 2021-3:
Class A1, 1.241% 9/25/66 (a)	437,297	393,175
Class A3, 1.55% 9/25/66 (a)	311,067	276,005
Finance of America HECM Buyout sequential payer Series 2022-HB1 Class A, 2.6948% 2/25/32 (a)(b)	4,073,780	3,998,046
Flagstar Mortgage Trust floater sequential payer Series 2020-1INV Class A11, 1 month U.S. LIBOR + 0.850% 1.8557% 3/25/50 (a)(b)(c)	264,986	261,230
FWD Securitization Trust sequential payer Series 2020-INV1 Class A1, 2.24% 1/25/50 (a)	572,567	557,131
Galton Funding Mortgage Trust:
sequential payer:
Series 2019-H1 Class M1, 3.339% 10/25/59 (a)	600,000	580,622
Series 2020-H1 Class M1, 2.832% 1/25/60 (a)	625,000	587,099
Series 2019-1:
Class A21, 4.5% 2/25/59 (a)	89,653	89,544
Class A32, 4% 2/25/59 (a)	45,319	45,046
Series 2020-H1 Class A1, 2.31% 1/25/60 (a)	4,495	4,392
GMRF Mortgage Acquisition Co., LLC Series 2018-1 Class A33, 3.5% 11/25/57 (a)	78,719	77,891
Gosforth Funding PLC floater Series 2018-1A Class A1, 3 month U.S. LIBOR + 0.450% 1.9739% 8/25/60 (a)(b)(c)	128,275	128,174
GS Mortgage Securities Trust sequential payer Series 2021-NQM1 Class A1, 1.017% 7/25/61 (a)	305,152	286,588
GS Mortgage-Backed Securites Trust:
sequential payer Series 2021-HP1 Class A6, 2.5% 1/25/52 (a)(b)	545,705	501,388
Series 2014-EB1A Class 2A1, 1.8938% 7/25/44 (a)(b)	9,420	9,250
Series 2021-GR2 Class A6, 2.5% 2/25/52 (a)(b)	965,652	891,455
GS Mortgage-Backed Securities Trust:
Series 2021-PJ5 Class A8, 2.5% 10/25/51 (a)(b)	1,300,867	1,210,670
Series 2022-GR1 Class A5, 2.5% 6/25/52 (a)	1,858,981	1,699,878
Homeward Opportunities Fund Trust sequential payer Series 2020-2 Class A1, 1.657% 5/25/65 (a)(b)	72,997	72,778
Hundred Acre Wood Trust Series 2021-INV1 Class A9, 2.5% 7/25/51 (a)(b)	855,311	789,057
Imperial Fund Mortgage Trust Series 2021-NQM2 Class A3, 1.516% 9/25/56 (a)	518,763	457,759
J.P. Morgan Mortgage Trust Series 2020-INV1 Class A15, 3.5% 8/25/50 (a)	190,024	183,594
Mello Mortgage Capital Acceptance sequential payer Series 2021-INV3 Class A4, 2.5% 10/25/51 (a)	743,234	686,127
Metlife Securitization Trust Series 2017-1A Class A, 3% 4/25/55 (a)	197,662	194,230
MFRA Trust Series 2021-NQM2 Class A2, 1.317% 11/25/64 (a)	264,419	246,154
Mill City Mortgage Loan Trust Series 2017-2 Class A1, 2.75% 7/25/59 (a)	102,464	102,061
New Residential Mortgage Loan Trust:
sequential payer:
Series 2019-NQM5 Class A1, 2.7099% 11/25/59 (a)	368,115	361,621
Series 2020-NQM1 Class A1, 2.4641% 1/26/60 (a)	193,137	187,307
Series 2021-NQ1R Class A1, 0.9426% 7/25/55 (a)	532,191	503,973
Series 2021-INV1 Class A6, 2.5% 6/25/51 (a)	578,672	533,848
NMLT Trust sequential payer Series 2021-INV2:
Class A1, 1.162% 8/25/56 (a)	1,718,487	1,593,754
Class A3, 1.52% 8/25/56 (a)	442,910	404,067
OBX Trust:
floater Series 2020-EXP1 Class 2A2, 1 month U.S. LIBOR + 0.950% 1.9557% 2/25/60 (a)(b)(c)	228,549	227,816
sequential payer Series 2021-NQM3 Class A1, 1.054% 7/25/61 (a)	400,608	358,383
Series 2020-EXP1 Class 1A8, 3.5% 2/25/60 (a)(b)	390,783	383,819
Series 2020-EXP2:
Class A8, 3% 5/25/60 (a)	483,078	469,624
Class A9, 3% 5/25/60 (a)	118,840	115,084
Series 2020-INV1 Class A5, 3.5% 12/25/49 (a)	109,040	107,514
Oceanview Mortgage Trust sequential payer Series 2021-2 Class A5, 2.5% 6/25/51 (a)	862,042	792,035
Onslow Bay Financial LLC:
floater Series 2019-EXP2 Class 2A2, 1 month U.S. LIBOR + 1.200% 2.2057% 6/25/59 (a)(b)(c)	266,019	263,531
sequential payer:
Series 2021-J1 Class A4, 2.5% 5/25/51 (a)	971,408	896,162
Series 2021-NQM1:
Class A1, 1.072% 2/25/66 (a)	678,299	630,911
Class A2, 1.175% 2/25/66 (a)	361,071	332,760
PSMC Trust sequential payer:
Series 2021-1 Class A11, 2.5% 3/25/51 (a)(b)	1,365,065	1,282,644
Series 2021-2 Class A3, 2.5% 5/25/51 (a)	1,058,139	976,174
Residential Mortgage Loan Trust Series 2021-INV2 Class A7, 2.5% 9/25/51 (a)	1,696,280	1,564,885
Sequoia Mortgage Trust:
sequential payer Series 2018-CH2 Class A3, 4% 6/25/48 (a)	125,844	125,022
Series 2018-CH2 Class A21, 4% 6/25/48 (a)	56,156	55,730
Series 2018-CH3 Class A19, 4.5% 8/25/48 (a)	14,788	14,798
Series 2018-CH4 Class A2, 4% 10/25/48 (a)	22,990	22,951
SG Residential Mortgage Trust:
sequential payer Series 2022-1 Class A1, 3.166% 3/27/62 (a)	1,207,240	1,156,119
Series 2020-2 Class A1, 1.381% 5/25/65 (a)	227,862	218,760
Starwood Mortgage Residential Trust:
sequential payer Series 2019-INV1:
Class A1, 2.61% 9/27/49 (a)	6,887	6,829
Class A3, 2.916% 9/27/49 (a)	388,376	383,896
Series 2020-1 Class A2, 2.408% 2/25/50 (a)	467,069	460,745
Series 2021-2 Class A1, 0.943% 5/25/65 (a)	584,343	566,361
Series 2021-4 Class A1, 1.162% 8/25/56 (a)	1,270,122	1,197,159
Toorak Mortgage Corp. Series 2021-INV1 Class A2, 1.409% 7/25/56 (a)	249,388	231,325
Towd Point Mortgage Trust:
Series 2016-1 Class A3B, 3% 2/25/55 (a)	15,654	15,632
Series 2016-2 Class A1A, 2.75% 8/25/55 (a)	2,434	2,429
Series 2017-2 Class A1, 2.75% 4/25/57 (a)(b)	84,610	84,237
Series 2017-3 Class A1, 2.75% 7/25/57 (a)(b)	253,775	251,724
United Wholesale Mortgage LLC sequential payer Series 2021-INV2 Class A4, 2.5% 9/25/51 (a)	288,799	266,248
Verus Securitization Trust:
sequential payer:
Series 2019-INV3 Class A3, 3.1% 11/25/59 (a)	444,492	437,611
Series 2020-1 Class A3, 2.724% 1/25/60 (a)	519,046	508,955
Series 2020-2 Class A1, 2.226% 5/25/60 (a)	380,334	376,720
Series 2020-INV1 Class A1, 1.977% 3/25/60 (a)	180,008	178,632
Series 2019-4 Class A3, 3% 11/25/59 (a)	184,248	182,982
Series 2019-INV2 Class A2, 3.117% 7/25/59 (a)	456,659	452,948
Series 2020-5 Class A3, 1.733% 5/25/65 (a)	186,809	179,050
Series 2021-1:
Class A2, 1.052% 1/25/66 (a)	262,728	245,290
Class A3, 1.155% 1/25/66 (a)	155,249	144,652
Series 2021-2 Class A1, 1.031% 2/25/66 (a)	376,822	352,270
Series 2021-5 Class A3, 1.373% 9/25/66 (a)	436,468	399,021
Series 2021-7 Class A1, 1.829% 10/25/66 (a)	1,629,229	1,504,983
Series 2021-R1 Class A2, 1.057% 10/25/63 (a)	135,009	129,399
Series 2021-R2 Class A1, 0.918% 2/25/64 (a)	399,852	383,394
Series 2022-1 Class A3, 3.288% 1/25/67 (a)	1,813,844	1,744,123
Vista Point Securitization Trust sequential payer Series 2020-2 Class A3, 2.496% 4/25/65 (a)	1,091,795	1,060,739
Wells Fargo Mortgage Backed Securities Trust:
Series 2021-INV2 Class A4, 2.5% 9/25/51 (a)	1,006,910	928,914
Series 2021-RR1 Class A3, 2.5% 12/25/50 (a)(b)	1,145,293	1,055,861

TOTAL PRIVATE SPONSOR		66,980,789

U.S. Government Agency - 0.2%
Fannie Mae:
floater Series 2022-R04 Class 1M1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 2.000% 2.5845% 3/25/42 (a)(b)(c)	717,449	716,313
Series 2017-90 Class KA, 3% 11/25/47	519,248	519,122
Fannie Mae Connecticut Avenue Securities floater:
Series 2017-C02 Class 2ED3, 1 month U.S. LIBOR + 1.350% 2.3557% 9/25/29 (b)(c)	57,129	56,855
Series 2017-C04 Class 2ED2, 1 month U.S. LIBOR + 1.100% 2.1057% 11/25/29 (b)(c)	1,081,878	1,073,012
Series 2017-C05 Class 1ED3, 1 month U.S. LIBOR + 1.200% 2.2057% 1/25/30 (b)(c)	324,241	323,932
Series 2018-C01 Class 1ED2, 1 month U.S. LIBOR + 0.850% 1.8557% 7/25/30 (b)(c)	545,516	538,054
FHLMC Structured Agency Credit Risk Debt Notes floater Series 2014-DN3 Class M3, 1 month U.S. LIBOR + 4.000% 5.0057% 8/25/24 (b)(c)	141,289	142,848
Freddie Mac planned amortization class Series 3713 Class PA, 2% 2/15/40	215,512	213,071
Freddie Mac STACR REMIC Trust floater:
Series 2020-DNA6 Class M1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.900% 1.4845% 12/25/50 (a)(b)(c)	8,885	8,875
Series 2021-DNA2 Class M1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.800% 1.3845% 8/25/33 (a)(b)(c)	256,250	254,344
Series 2021-DNA3 Class M2, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 2.100% 2.6845% 10/25/33 (a)(b)(c)	690,000	661,367
Series 2021-DNA5 Class M2, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 1.650% 2.2345% 1/25/34 (a)(b)(c)	429,300	419,775
Series 2021-DNA6 Class M2, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 1.500% 2.0845% 10/25/41 (a)(b)(c)	575,000	537,273
Series 2021-DNA7 Class M2, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 1.800% 2.3845% 11/25/41 (a)(b)(c)	555,000	518,999
Series 2021-HQA1 Class M1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.700% 1.2845% 8/25/33 (a)(b)(c)	336,689	334,194
Series 2021-HQA3 Class M1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.850% 1.4345% 9/25/41 (a)(b)(c)	510,000	493,802
Series 2021-HQA4 Class M1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.950% 1.5345% 12/25/41 (a)(b)(c)	1,915,000	1,857,337
Series 2022-DNA2 Class M1A, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 1.300% 1.8845% 2/25/42 (a)(b)(c)	590,421	583,600
Series 2022-HQA1 Class M1A, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 2.100% 2.6845% 3/25/42 (a)(b)(c)	1,687,299	1,683,783
Freddie Mac STACR Trust floater:
Series 18-HQA2 Class M1, 1 month U.S. LIBOR + 0.750% 1.7557% 10/25/48 (a)(b)(c)	9,350	9,345
Series 2018-DNA2 Class M2A/S, 1 month U.S. LIBOR + 0.950% 1.9557% 12/25/30 (a)(b)(c)	381,344	379,324
Series 2018-DNA3 Class M2A/S, 1 month U.S. LIBOR + 0.900% 1.9057% 9/25/48 (a)(b)(c)	424,371	421,868
Series 2018-HRP2 Class M2, 1 month U.S. LIBOR + 1.250% 2.2557% 2/25/47 (a)(b)(c)	102,190	102,209
Series 2019-HRP1 Class M2, 1 month U.S. LIBOR + 1.400% 2.4057% 2/25/49 (a)(b)(c)	501,356	499,099
Freddie Mac Whole Loan Securities Trust Series 2017-SC02 Class M1, 3.8461% 5/25/47 (a)(b)	57,675	57,386

TOTAL U.S. GOVERNMENT AGENCY		12,405,787

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $83,497,428)		79,386,576

Commercial Mortgage Securities - 2.0%
ALEN Mortgage Trust floater Series 2021-ACEN Class A, 1 month U.S. LIBOR + 1.150% 2.025% 4/15/34 (a)(b)(c)	595,000	573,150
Americold Realty Trust floater Series 2020-ICE5 Class B, 1 month U.S. LIBOR + 1.300% 2.1747% 11/15/37 (a)(b)(c)	1,705,489	1,669,265
Atrium Hotel Portfolio Trust floater Series 2017-ATRM Class A 1 month U.S. LIBOR + 0.930% 1.805% 12/15/36 (a)(b)(c)	1,395,000	1,360,846
Austin Fairmont Hotel Trust floater Series 2019-FAIR Class A, 1 month U.S. LIBOR + 1.050% 1.925% 9/15/32 (a)(b)(c)	615,000	601,923
BAMLL Commercial Mortgage Securities Trust floater:
Series 2021-JACX Class C, 1 month U.S. LIBOR + 2.000% 2.875% 9/15/38 (a)(b)(c)	805,000	777,003
Series 2022-DKLX Class A, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 1.150% 1.932% 1/15/39 (a)(b)(c)	1,014,000	989,477
Banc of America Merrill Lynch Large Loan, Inc. floater Series 2018-DSNY Class A, 1 month U.S. LIBOR + 0.850% 1.725% 9/15/34 (a)(b)(c)	970,000	948,121
BANK Series 2019-BN19 Class A1, 2.263% 8/15/61	314,621	304,012
BCP Trust floater Series 2021-330N Class A, 1 month U.S. LIBOR + 0.790% 1.674% 6/15/38 (a)(b)(c)	500,000	481,811
Big Commercial Mortgage Trust floater Series 2022-BIG Class C, CME TERM SOFR 1 MONTH INDEX + 2.340% 3.1221% 2/15/39 (a)(b)(c)	410,000	401,548
BLOX Trust floater sequential payer Series 2021-BLOX Class A, 1 month U.S. LIBOR + 0.750% 1.625% 9/15/26 (a)(b)(c)	2,040,000	1,931,402
BPR Trust floater:
Series 2021-TY Class B, 1 month U.S. LIBOR + 1.150% 2.025% 9/15/38 (a)(b)(c)	780,000	748,482
Series 2022-OANA Class A, CME TERM SOFR 1 MONTH INDEX + 1.890% 2.6797% 4/15/37 (a)(b)(c)	3,529,000	3,435,721
BSREP Commercial Mortgage Trust floater Series 2021-DC Class D, 1 month U.S. LIBOR + 1.900% 2.775% 8/15/38 (a)(b)(c)	340,000	318,006
BX Commercial Mortgage Trust floater:
Series 2021-PAC Class A, 1 month U.S. LIBOR + 0.680% 1.5641% 10/15/36 (a)(b)(c)	1,872,000	1,779,972
Series 2021-VINO Class A, 1 month U.S. LIBOR + 0.650% 1.5273% 5/15/38 (a)(b)(c)	1,600,000	1,535,906
Series 2022-AHP Class A, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.990% 1.7717% 1/17/39 (a)(b)(c)	760,000	738,248
Series 2022-CSMO Class B, CME TERM SOFR 1 MONTH INDEX + 3.140% 3.89% 6/15/27 (b)(c)	1,090,000	1,084,774
Series 2022-LP2 Class A, CME TERM SOFR 1 MONTH INDEX + 1.010% 1.8089% 2/15/39 (a)(b)(c)	2,451,911	2,367,498
BX Trust:
floater:
Series 2019-XL Class B, 1 month U.S. LIBOR + 1.080% 1.955% 10/15/36 (a)(b)(c)	382,500	376,515
Series 2021-ACNT Class A, 1 month U.S. LIBOR + 0.850% 1.725% 11/15/38 (a)(b)(c)	1,838,000	1,773,113
Series 2021-ARIA Class C, 1 month U.S. LIBOR + 1.640% 2.521% 10/15/36 (a)(b)(c)	590,000	556,035
Series 2021-BXMF Class A, 1 month U.S. LIBOR + 0.630% 1.5109% 10/15/26 (a)(b)(c)	1,715,000	1,646,828
Series 2021-SOAR Class D, 1 month U.S. LIBOR + 1.400% 2.275% 6/15/38 (a)(b)(c)	665,000	621,316
floater sequential payer Series 2021-SOAR Class A, 1.545% 6/15/38 (a)(b)	1,777,000	1,704,751
floater, sequential payer:
Series 2019-IMC Class A, 1 month U.S. LIBOR + 1.000% 1.875% 4/15/34 (a)(b)(c)	2,135,000	2,090,851
Series 2019-XL Class A, 1 month U.S. LIBOR + 0.920% 1.795% 10/15/36 (a)(b)(c)	4,590,206	4,532,657
CGDB Commercial Mortgage Trust floater Series 2019-MOB:
Class A, 1 month U.S. LIBOR + 0.950% 1.8247% 11/15/36 (a)(b)(c)	1,033,000	1,005,528
Class D, 1 month U.S. LIBOR + 1.650% 2.5247% 11/15/36 (a)(b)(c)	1,545,000	1,488,373
CHC Commercial Mortgage Trust floater Series 2019-CHC Class A, 1 month U.S. LIBOR + 1.120% 1.995% 6/15/34 (a)(b)(c)	3,715,877	3,631,019
Citigroup Commercial Mortgage Trust:
sequential payer:
Series 2012-GC8 Class A/S, 3.683% 9/10/45 (a)	2,157,000	2,155,564
Series 2015-GC27 Class AAB, 2.944% 2/10/48	2,672,118	2,660,297
Series 2013-375P Class C, 3.5176% 5/10/35 (a)(b)	560,000	544,066
COMM Mortgage Trust:
sequential payer:
Series 2013-300P Class A1, 4.353% 8/10/30 (a)	620,000	620,636
Series 2015-CR22 Class A4, 3.048% 3/10/48	2,091,510	2,049,444
Series 2014-CR15 Class B, 4.6275% 2/10/47 (b)	920,000	927,275
Series 2014-CR19 Class AM, 4.08% 8/10/47	1,846,434	1,838,171
Series 2014-UBS2 Class B, 4.701% 3/10/47	915,000	916,194
Series 2015-CR22:
Class B, 3.926% 3/10/48 (b)	405,000	397,639
Class C, 4.0752% 3/10/48 (b)	740,000	715,005
Series 2020-CMB Class D, 3.6327% 2/10/37 (a)(b)	560,000	517,143
Credit Suisse Mortgage Trust:
floater Series 2019-ICE4:
Class A, 1 month U.S. LIBOR + 0.980% 1.855% 5/15/36 (a)(b)(c)	5,485,000	5,395,831
Class C, 1 month U.S. LIBOR + 1.430% 2.305% 5/15/36 (a)(b)(c)	1,015,000	992,695
Class D, 1 month U.S. LIBOR + 1.600% 2.475% 5/15/36 (a)(b)(c)	780,000	762,390
sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (a)	445,369	414,763
Series 2020-NET Class D, 3.7042% 8/15/37 (a)(b)	985,000	899,266
CSAIL Commercial Mortgage Trust:
sequential payer Series 2015-C3 Class A4, 3.7182% 8/15/48	670,000	663,097
Series 2019-C16 Class A1, 2.3595% 6/15/52	331,682	326,947
CSMC Trust Series 2017-CHOP Class A, 1 month U.S. LIBOR + 0.750% 1.625% 7/15/32 (a)(b)(c)	4,189,000	3,946,367
ELP Commercial Mortgage Trust floater Series 2021-ELP Class A, 1 month U.S. LIBOR + 0.700% 1.576% 11/15/38 (a)(b)(c)	2,555,000	2,441,426
Extended Stay America Trust floater Series 2021-ESH:
Class A, 1 month U.S. LIBOR + 1.080% 1.955% 7/15/38 (a)(b)(c)	857,721	838,397
Class C, 1 month U.S. LIBOR + 1.700% 2.575% 7/15/38 (a)(b)(c)	810,015	787,710
Fontainebleau Miami Beach Trust Series 2019-FBLU Class B, 3.447% 12/10/36 (a)	1,075,000	1,041,000
GCT Commercial Mortgage Trust floater Series 2021-GCT Class A, 1 month U.S. LIBOR + 0.800% 1.675% 2/15/38 (a)(b)(c)	555,000	538,990
Great Wolf Trust floater Series 2019-WOLF:
Class A, 1 month U.S. LIBOR + 1.030% 1.909% 12/15/36 (a)(b)(c)	1,906,000	1,865,472
Class C, 1 month U.S. LIBOR + 1.630% 2.508% 12/15/36 (a)(b)(c)	600,000	577,437
GS Mortgage Securities Corp. Trust floater Series 2021-ROSS Class B, 1 month U.S. LIBOR + 1.600% 2.475% 5/15/26 (a)(b)(c)	685,000	657,559
GS Mortgage Securities Trust floater Series 2021-IP Class A, 1 month U.S. LIBOR + 0.950% 1.825% 10/15/36 (a)(b)(c)	1,087,000	1,051,105
Intown Hotel Portfolio Trust Series 2018-STAY:
Class A, 1 month U.S. LIBOR + 1.100% 1.975% 1/15/33 (a)(b)(c)	245,000	242,816
Class C, 1 month U.S. LIBOR + 1.650% 2.525% 1/15/33 (a)(b)(c)	205,000	202,072
J.P. Morgan Chase Commercial Mortgage Securities Trust floater Series 2020-609M:
Class B, 1 month U.S. LIBOR + 1.770% 2.645% 10/15/33 (a)(b)(c)	995,000	955,583
Class C, 1 month U.S. LIBOR + 2.170% 3.045% 10/15/33 (a)(b)(c)	805,000	763,031
JPMorgan Chase Commercial Mortgage Securities Trust floater:
Series 2018-GW Class A, 1 month U.S. LIBOR + 0.800% 1.675% 5/15/35 (a)(b)(c)	2,440,000	2,377,414
Series 2019-BKWD:
Class A, 1 month U.S. LIBOR + 1.000% 1.875% 9/15/29 (a)(b)(c)	1,644,659	1,622,606
Class B, 1 month U.S. LIBOR + 1.350% 2.225% 9/15/29 (a)(b)(c)	1,830,000	1,772,699
Class C, 1 month U.S. LIBOR + 1.600% 2.475% 9/15/29 (a)(b)(c)	575,000	554,473
KKR Industrial Portfolio Trust floater Series 2021-KDIP Class D, 1 month U.S. LIBOR + 1.250% 2.1247% 12/15/37 (a)(b)(c)	198,750	189,413
KNDR Trust floater Series 2021-KIND Class C, 1 month U.S. LIBOR + 1.750% 2.625% 8/15/38 (a)(b)(c)	980,000	923,885
Life Financial Services Trust floater Series 2022-BMR2 Class A1, CME TERM SOFR 1 MONTH INDEX + 1.290% 2.0952% 5/15/39 (a)(b)(c)	2,874,000	2,816,480
LIFE Mortgage Trust floater Series 2021-BMR Class A, 1 month U.S. LIBOR + 0.700% 1.575% 3/15/38 (a)(b)(c)	1,631,730	1,562,272
Merit floater Series 2021-STOR Class A, 1 month U.S. LIBOR + 0.700% 1.575% 7/15/38 (a)(b)(c)	907,000	871,214
MHC Commercial Mortgage Trust floater Series 2021-MHC Class B, 1 month U.S. LIBOR + 1.100% 1.976% 4/15/38 (a)(b)(c)	710,000	680,009
MHC Trust floater Series 2021-MHC2 Class B, 1 month U.S. LIBOR + 1.100% 1.975% 5/15/23 (a)(b)(c)	660,000	631,513
Morgan Stanley BAML Trust Series 2014-C18 Class A/S, 4.11% 10/15/47	370,000	365,688
Morgan Stanley Capital I Trust:
floater:
Series 2018-BOP Class A, 1 month U.S. LIBOR + 0.850% 1.725% 8/15/33 (a)(b)(c)	4,683,624	4,630,965
Series 2019-NUGS Class D, 1 month U.S. LIBOR + 1.800% 3.3% 12/15/36 (a)(b)(c)	510,000	488,994
sequential payer Series 2014-150E Class A, 3.912% 9/9/32 (a)	1,325,000	1,299,978
Series 2019-MEAD Class D, 3.1771% 11/10/36 (a)(b)	1,150,000	1,061,207
New Orleans Hotel Trust floater Series 2019-HNLA Class B, 1 month U.S. LIBOR + 1.289% 2.1637% 4/15/32 (a)(b)(c)	1,585,000	1,518,968
OPG Trust floater Series 2021-PORT Class A, 1 month U.S. LIBOR + 0.480% 1.359% 10/15/36 (a)(b)(c)	4,110,000	3,893,972
RLGH Trust floater Series 2021-TROT Class A, 1 month U.S. LIBOR + 0.800% 1.675% 4/15/36 (a)(b)(c)	650,000	631,657
Shelter Growth CRE Issuer Ltd. floater Series 2021-FL3 Class A, 1 month U.S. LIBOR + 1.080% 1.9547% 9/15/36 (a)(c)	371,720	360,388
Slide floater Series 2018-FUN Class D, 1 month U.S. LIBOR + 2.100% 2.975% 6/15/31 (a)(b)(c)	757,949	735,042
SREIT Trust floater Series 2021-MFP Class A, 1 month U.S. LIBOR + 0.730% 1.6055% 11/15/38 (a)(b)(c)	1,753,000	1,701,681
UBS-Barclays Commercial Mortgage Trust floater Series 2013-C6 Class A3, 1 month U.S. LIBOR + 0.790% 1.6331% 4/10/46 (a)(b)(c)	2,917,076	2,909,090
Vista Point Securitization Trust sequential payer Series 2020-1 Class A1, 1.763% 3/25/65 (a)	148,388	148,080
Wells Fargo Commercial Mortgage Trust Series 2015-NXS2 Class A2, 3.02% 7/15/58	272,660	270,165
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $117,908,633)		114,197,392

Municipal Securities - 0.0%
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2021 A1, 1.711% 6/1/24	800,000	771,347
Illinois Gen. Oblig. Series 2020 A, 2.25% 10/1/22	1,640,000	1,639,304
Long Island Pwr. Auth. Elec. Sys. Rev. Series 2020 C, 0.764% 3/1/23	360,000	355,718
TOTAL MUNICIPAL SECURITIES
(Cost $2,800,000)		2,766,369

Bank Notes - 0.2%
Capital One NA 2.15% 9/6/22	1,370,000	1,370,262
First Republic Bank 1.912% 2/12/24 (b)	4,071,000	4,033,454
Truist Bank 1.25% 3/9/23	7,000,000	6,935,438
TOTAL BANK NOTES
(Cost $12,438,436)		12,339,154

Commercial Paper - 0.7%
Enel Finance America LLC:
yankee 0.37% 7/11/22	$7,000,000	$6,989,230
0.4% 8/11/22	5,000,000	4,981,500
General Motors Financial Co., Inc. 1.5% 6/15/22	5,000,000	4,997,273
HSBC U.S.A., Inc. 0.33% 10/4/22	5,000,000	4,968,413
National Bank of Canada yankee 0.95% 8/30/22 (b)(c)	8,000,000	7,997,154
Thermo Fisher Scientific, Inc. 0.51% 6/1/22	8,000,000	7,999,781
TOTAL COMMERCIAL PAPER
(Cost $37,984,532)		37,933,351
	Shares	Value

Short-Term Funds - 60.8%
Short-Term Funds - 60.8%
Baird Short-Term Bond Fund - Institutional Class	17,922,563	$169,009,766
Baird Ultra Short Bond Fund Institutional Class	39,220,580	391,813,590
BlackRock Low Duration Bond Portfolio Investor A Shares	24,840,976	228,785,390
Fidelity SAI Short-Term Bond Fund (g)	24,122,610	232,541,959
iShares Floating Rate Bond ETF (h)	1,477,153	74,404,197
iShares Short Maturity Bond ETF (h)	4,526,102	223,815,744
iShares Short Treasury Bond ETF (h)	513,199	56,575,058
iShares Ultra Short-Term Bond ETF (h)	3,334,018	167,167,663
JPMorgan Ultra-Short Income ETF (h)	6,142,075	308,086,482
Metropolitan West Low Duration Bond Fund - Class M	29,007,562	246,274,201
PIMCO Enhanced Low Duration Active ETF (h)	666,324	64,833,325
PIMCO Enhanced Short Maturity Active ETF (h)	2,912,968	290,277,261
PIMCO Short-Term Fund Institutional Class	79,178,259	761,694,847
T. Rowe Price Ultra Short-Term Bond Fund	60,820,807	301,671,205
TOTAL SHORT-TERM FUNDS
(Cost $3,572,208,664)		3,516,950,688

Money Market Funds - 2.7%
Fidelity Cash Central Fund 0.82% (i)	26,993,104	26,998,503
Fidelity Investments Money Market Government Portfolio Institutional Class 0.64% (g)(j)	30,026,291	30,026,291
Fidelity Securities Lending Cash Central Fund 0.82% (i)(k)	83,351,203	83,359,539
State Street Institutional U.S. Government Money Market Fund Premier Class 0.74% (j)	17,423,749	17,423,749
TOTAL MONEY MARKET FUNDS
(Cost $157,803,108)		157,808,082
TOTAL INVESTMENT IN SECURITIES - 101.8%
(Cost $5,975,895,359)		5,883,952,863
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(104,572,868)
NET ASSETS - 100%		$5,779,379,995

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	697	Sept. 2022	$147,137,789	$(66,333)	$(66,334)
Sold
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	16	Sept. 2022	1,911,250	8,009	8,009
CBOT 5-Year U.S. Treasury Note Contracts (United States)	220	Sept. 2022	24,849,688	(76,839)	(76,839)
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	18	Sept. 2022	2,312,719	16,709	16,709

Total Sold					$(52,121)

TOTAL FUTURES CONTRACTS					$(118,455)

The notional amount of futures purchased as a percentage of Net Assets is 2.5%

The notional amount of futures sold as a percentage of Net Assets is 0.5%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $827,051,914 or 14.3% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $678,359.

 (e) A portion of the security sold on a delayed delivery basis.

 (f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (g) Affiliated Fund

 (h) Security or a portion of the security is on loan at period end.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) The rate quoted is the annualized seven-day yield of the fund at period end.

 (k) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.82%	$140,618,356	$788,359,371	$901,979,224	$132,635	$--	$--	$26,998,503	0.1%
Fidelity Securities Lending Cash Central Fund 0.82%	83,337,814	2,298,631,173	2,298,609,448	173,336	--	--	83,359,539	0.2%
Total	$223,956,170	$3,086,990,544	$3,200,588,672	$305,971	$--	$--	$110,358,042

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur, and are excluded from purchases and sales below if applicable. If an underlying Fund changes its name, the name presented below is the name in effect at period end.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Investments Money Market Government Portfolio Institutional Class 0.64%	$367,658,318	$462,367,671	$799,999,698	$36,468	$--	$--	$30,026,291
Fidelity SAI Short-Term Bond Fund	285,020,885	1,264,675	44,121,036	1,264,386	(761,480)	(8,861,085)	232,541,959
Total	$652,679,203	$463,632,346	$844,120,734	$1,300,854	$(761,480)	$(8,861,085)	$262,568,250

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$1,450,442,690	$--	$1,450,442,690	$--
U.S. Government and Government Agency Obligations	136,770,998	--	136,770,998	--
U.S. Government Agency - Mortgage Securities	25,092,673	--	25,092,673	--
Asset-Backed Securities	350,264,890	--	350,264,890	--
Collateralized Mortgage Obligations	79,386,576	--	79,386,576	--
Commercial Mortgage Securities	114,197,392	--	114,197,392	--
Municipal Securities	2,766,369	--	2,766,369	--
Bank Notes	12,339,154	--	12,339,154	--
Commercial Paper	37,933,351	--	37,933,351	--
Short-Term Funds	3,516,950,688	3,516,950,688	--	--
Money Market Funds	157,808,082	157,808,082	--	--
Total Investments in Securities:	$5,883,952,863	$3,674,758,770	$2,209,194,093	$--
Derivative Instruments:
Assets
Futures Contracts	$24,718	$24,718	$--	$--
Total Assets	$24,718	$24,718	$--	$--
Liabilities
Futures Contracts	$(143,173)	$(143,173)	$--	$--
Total Liabilities	$(143,173)	$(143,173)	$--	$--
Total Derivative Instruments:	$(118,455)	$(118,455)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Interest Rate Risk
Futures Contracts(a)	$24,718	$(143,173)
Total Interest Rate Risk	24,718	(143,173)
Total Value of Derivatives	$24,718	$(143,173)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2022
Assets
Investment in securities, at value (including securities loaned of $81,622,975) — See accompanying schedule: Unaffiliated issuers (cost $5,594,531,181)	$5,511,026,571
Fidelity Central Funds (cost $110,353,067)	110,358,042
Other affiliated issuers (cost $271,011,111)	262,568,250
Total Investment in Securities (cost $5,975,895,359)		$5,883,952,863
Cash		2,933,532
Foreign currency held at value (cost $6)		6
Receivable for investments sold
Regular delivery		28,650,710
Delayed delivery		1,228,731
Receivable for fund shares sold		8,882,951
Dividends receivable		15,179
Interest receivable		6,709,689
Distributions receivable from Fidelity Central Funds		59,941
Prepaid expenses		15,997
Other receivables		121,326
Total assets		5,932,570,925
Liabilities
Payable for investments purchased
Regular delivery	$30,720,768
Delayed delivery	1,222,416
Payable for fund shares redeemed	36,203,411
Distributions payable	1,327,138
Accrued management fee	209,957
Payable for daily variation margin on futures contracts	3,164
Other payables and accrued expenses	167,076
Collateral on securities loaned	83,337,000
Total liabilities		153,190,930
Net Assets		$5,779,379,995
Net Assets consist of:
Paid in capital		$5,885,385,265
Total accumulated earnings (loss)		(106,005,270)
Net Assets		$5,779,379,995
Net Asset Value, offering price and redemption price per share ($5,779,379,995 ÷ 584,407,253 shares)		$9.89

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2022
Investment Income
Dividends:
Unaffiliated issuers		$24,061,372
Affiliated issuers		1,185,368
Interest		24,229,168
Income from Fidelity Central Funds (including $173,336 from security lending)		305,971
Total income		49,781,879
Expenses
Management fee	$18,418,361
Custodian fees and expenses	48,737
Independent trustees' fees and expenses	42,112
Registration fees	83,889
Audit	77,154
Legal	10,758
Miscellaneous	35,860
Total expenses before reductions	18,716,871
Expense reductions	(15,823,115)
Total expenses after reductions		2,893,756
Net investment income (loss)		46,888,123
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(6,383,722)
Affiliated issuers	(761,480)
Futures contracts	(2,127,865)
Capital gain distributions from underlying funds:
Unaffiliated issuers	2,117,992
Affiliated issuers	115,486
Total net realized gain (loss)		(7,039,589)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(133,872,065)
Affiliated issuers	(8,861,085)
Futures contracts	(85,219)
Total change in net unrealized appreciation (depreciation)		(142,818,369)
Net gain (loss)		(149,857,958)
Net increase (decrease) in net assets resulting from operations		$(102,969,835)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2022	Year ended May 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$46,888,123	$65,632,999
Net realized gain (loss)	(7,039,589)	40,280,476
Change in net unrealized appreciation (depreciation)	(142,818,369)	24,047,973
Net increase (decrease) in net assets resulting from operations	(102,969,835)	129,961,448
Distributions to shareholders	(53,579,740)	(70,450,374)
Share transactions
Proceeds from sales of shares	2,455,390,765	3,198,769,089
Reinvestment of distributions	41,012,985	56,384,302
Cost of shares redeemed	(2,741,262,414)	(5,182,916,407)
Net increase (decrease) in net assets resulting from share transactions	(244,858,664)	(1,927,763,016)
Total increase (decrease) in net assets	(401,408,239)	(1,868,251,942)
Net Assets
Beginning of period	6,180,788,234	8,049,040,176
End of period	$5,779,379,995	$6,180,788,234
Other Information
Shares
Sold	244,485,558	315,709,701
Issued in reinvestment of distributions	4,092,840	5,562,128
Redeemed	(274,075,501)	(511,257,803)
Net increase (decrease)	(25,497,103)	(189,985,974)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Short Duration Fund

Years ended May 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$10.13	$10.06	$10.04	$10.03	$10.05
Income from Investment Operations
Net investment income (loss)A,B	.075	.106	.229	.254	.168
Net realized and unrealized gain (loss)	(.230)	.081	.020	.018	(.028)
Total from investment operations	(.155)	.187	.249	.272	.140
Distributions from net investment income	(.085)	(.112)	(.229)	(.259)	(.160)
Distributions from net realized gain	–	(.005)	–	(.003)	–
Total distributions	(.085)	(.117)	(.229)	(.262)	(.160)
Net asset value, end of period	$9.89	$10.13	$10.06	$10.04	$10.03
Total ReturnC	(1.54)%	1.86%	2.51%	2.75%	1.40%
Ratios to Average Net AssetsB,D,E
Expenses before reductions	.30%	.30%	.30%	.32%	.35%
Expenses net of fee waivers, if any	.05%	.05%	.05%	.07%	.10%
Expenses net of all reductions	.05%	.05%	.05%	.07%	.10%
Net investment income (loss)	.74%	1.05%	2.28%	2.54%	1.67%
Supplemental Data
Net assets, end of period (000 omitted)	$5,779,380	$6,180,788	$8,049,040	$7,144,753	$8,841,193
Portfolio turnover rateF	43%	102%	58%	33%	25%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2022

1. Organization.

Strategic Advisers Short Duration Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, municipal securities, U.S. government and government agency obligations, and commercial paper are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2022 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Short Duration Fund	$106,764

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), market discount, futures contracts, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,472,941
Gross unrealized depreciation	(97,274,634)
Net unrealized appreciation (depreciation)	$(91,801,693)
Tax Cost	$5,975,754,556

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$66,397
Capital loss carryforward	$(14,269,974)
Net unrealized appreciation (depreciation) on securities and other investments	$(91,801,693)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(6,679,915)
Long-term	(7,590,059)
Total capital loss carryforward	$(14,269,974)

The tax character of distributions paid was as follows:

	May 31, 2022	May 31, 2021
Ordinary Income	$53,579,740	$ 70,450,374

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Short Duration Fund	2,341,605,520	2,512,823,988

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .55% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .29% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser) and T. Rowe Price Associates, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers Short Duration Fund	$3,667

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period there were no interfund trades.

Prior Fiscal Year Reallocation of Underlying Fund Investments. During the prior period, the investment adviser reallocated investments of the Fund. This involved taxable redemptions of the Fund's interest in Fidelity Short-Term Bond Fund in exchange for shares of Fidelity SAI Short Term Bond Fund. The Fund redeemed 29,295,214 shares of Fidelity Short-Term Bond Fund in exchange for 25,893,567 shares of Fidelity SAI Short Term Bond Fund with a value of $258,676,739. The net realized gain (loss) of $9,260,000 on the Fund's redemptions of Fidelity Short-Term Bond Fund shares is included in the accompanying Statements of Changes in Net Assets. The fund recognized net gains on the exchanges for federal income tax purposes.

6. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Strategic Advisers Short Duration Fund	$10,382

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Strategic Advisers Short Duration Fund	$15,836	$–	$–

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2024. During the period, this waiver reduced the Fund's management fee by $15,738,558.

In addition, the investment adviser has voluntarily agreed to waive a portion of the Fund's management fee. During the period, this waiver reduced the Fund's management fee by $83,938.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $619.

10. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers Short Duration Fund
Fidelity SAI Short-Term Bond Fund	12%

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Short Duration Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Short Duration Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the “Fund”) as of May 31, 2022, the related statement of operations for the year ended May 31, 2022, the statement of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2022 and the financial highlights for each of the five years in the period ended May 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

July 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 13 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Kathleen Murphy is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Charles S. Morrison (1960)

Year of Election or Appointment: 2020

Trustee

Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

Kathleen Murphy (1963)

Year of Election or Appointment: 2022

Trustee

Chair of the Board of Trustees

Ms. Murphy also serves as Trustee of other funds. Ms. Murphy serves as a Senior Adviser to the Chief Executive Officer of Fidelity Investments (2022-present), member of the Board of Directors of Snyk Technologies (cybersecurity technology, 2022-present), member of the Advisory Board of FliptRX (pharmacy benefits manager, 2022-present), member of the Board of Directors of Fidelity Investments Life Insurance Company (2009-present)), and member of the Board of Directors of Empire Fidelity Investments Life Insurance Company (2009-present). Previously, Ms. Murphy served as President of Personal Investing at Fidelity Investments (2009-2021), Chief Executive Officer of ING U.S. Wealth Management (2003-2008), and Deputy General Counsel, General Counsel and Chief Compliance Officer (1997-2003) of Aetna. Ms. Murphy also serves as Vice Chairman of the Board of Directors of the National Football Foundation (2013-present).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is an independent Director of BLPF GP LLC (general partner of a private fund, 2006-present) and BlackRock US Core Property Fund, Inc. (real estate investment trust, 2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then, Aldrich, Eastman and Waltch, L.P.). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research and the Board of Trustees of the Museum of Fine Arts Boston.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and Director (2006-present) and Chair (2021-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005) and President (2009-2021) of the Howard Gilman Foundation (charitable organization). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chair (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee and past Chair of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2017-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of The Michaels Companies, Inc. (specialty retailer, 2015-2021), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Christine Marcks (1955)

Year of Election or Appointment: 2020

Trustee

Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President – Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and a member of the Board of Directors (2022-present) of Live Current Media, Inc. Previously, Ms. Steiger served as a member of the Board of Directors (2013-2021) and member of the Membership and Executive Committee (2017-2021) of Business Executives for National Security (nonprofit), a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Christina H. Lee (1975)

Year of Election or Appointment: 2020

Secretary and Chief Legal Officer

Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2020

Assistant Secretary

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2020

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2021 to May 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Expenses Paid During Period-B December 1, 2021 to May 31, 2022
Strategic Advisers Short Duration Fund	.05%
Actual		$1,000.00	$986.40	$.25
Hypothetical-C		$1,000.00	$1,024.68	$.25

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 3.56% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $23,914,894 of distributions paid in the calendar year 2021 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Amended Sub-Advisory Agreement

Strategic Advisers Short Duration Fund

In December 2021, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve an amendment to lower the fee schedule in the existing sub-advisory agreement among Strategic Advisers LLC (Strategic Advisers), T. Rowe Price Associates, Inc. (TRPA), and Fidelity Rutland Square Trust II (Trust) on behalf of the fund (Amended Sub-Advisory Agreement). The Board noted that the updated fee schedule in the Amended Sub-Advisory Agreement became effective October 1, 2021 and will result in the same or lower fees at all asset levels. The Board also noted that no other material contract terms are impacted by the Amended Sub-Advisory Agreement. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In considering whether to approve the Amended Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the fees to be charged under the Amended Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Amended Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board considered the backgrounds of the investment personnel that will provide services to the fund, and also considered the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up, as well as the structures of the investment personnel compensation programs and whether such structures provide appropriate incentives to act in the best interests of the fund, at its September 2021 meeting. The Board considered the detailed information provided by Strategic Advisers and by TRPA with respect to the fund and the other funds it sub-advises in the June 2021 annual contract renewal materials.

The Board noted that it had approved the existing sub-advisory agreement with TRPA at its September 2021 meeting and that the Amended Sub-Advisory Agreement will not result in any changes to: (i) the nature, extent and quality of the sub-advisory services provided; (ii) the investment process or strategies employed in the management of the fund's assets; or (iii) the day-to-day management of the fund or the persons primarily responsible for such management.

Investment Performance.  The Board did not consider performance to be a material factor in its decision to approve the Amended Sub-Advisory Agreement because the approval of the Amended Sub-Advisory Agreement will not result in any changes (i) to the fund's investment processes or strategies; or (ii) in the persons primarily responsible for the day-to-day management of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Amended Sub-Advisory Agreement will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  The Board noted that the Amended Sub-Advisory Agreement will not result in changes to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its portion of the fund's management fee. The Board considered that the Amended Sub-Advisory Agreement is expected to result in a decrease in the total management fee rate of the fund. Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Amended Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability of the relationship with the fund to Strategic Advisers to be significant factors in its decision to approve the Amended Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board considered Strategic Advisers' representation that it does not anticipate that the approval of the Amended Sub-Advisory Agreement will have a significant impact on the profitability of, or potential fall-out benefits to, Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board noted that the Amended Sub-Advisory Agreement will continue to provide for breakpoints that have the potential to reduce sub-advisory fees paid to the sub-adviser as assets allocated to the sub-adviser grow. The Board also noted that it did not consider the possible realization of economies of scale to be a significant factor in its decision to approve the Amended Sub-Advisory Agreement because the fund will not bear any additional management fees or expenses under the Amended Sub-Advisory Agreement.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the Amended Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and should be approved. The Board also concluded that the sub-advisory fees to be charged under the Amended Sub-Advisory Agreement will be based on services provided that will be in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Amended Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

ASD-ANN-0722
1.934458.110

Strategic Advisers® Tax-Sensitive Short Duration Fund

Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report

May 31, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2022	Past 1 year	Life of fundA
Strategic Advisers® Tax-Sensitive Short Duration Fund	(0.85)%	0.96%

 A From December 28, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Tax-Sensitive Short Duration Fund on December 28, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond 1 Year (1-2 Y) Index performed over the same period.

Period Ending Values
$10,432	Strategic Advisers® Tax-Sensitive Short Duration Fund
$10,508	Bloomberg Municipal Bond 1 Year (1-2 Y) Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a notable loss for the 12 months ending May 31, 2022, as rising interest rates, failure to pass the income-tax increases included in the Build Back Better legislation, and perceived richness of municipals relative to U.S. Treasuries caused shareholder flows to turn negative in 2022. The Bloomberg Municipal Bond Index returned -6.79% for the 12-month period. From mid-to-late 2021, the municipal market benefited from an improved fiscal outlook, bolstered by better-than-expected tax revenue, as well as by substantial federal aid from the American Rescue Plan Act legislation. Investor demand was strong amid expectations for higher tax rates on upper-income tax brackets. Then, from January through March, municipals suffered their worst quarter in roughly four decades, returning -6.23% as rapidly rising inflation, the lack of tax increases, and uncertainty regarding the pace of U.S. Federal Reserve interest rate hikes led to market volatility and investor outflows. As anticipated, the Fed raised its target policy rate by 25 basis points (0.25%) in mid-March. Municipals continued to struggle in April, before staging a partial rebound in May. Expectations for additional rate hikes became more tempered in response to recessionary signals, and some investors returned to the municipal market for compelling tax-free yields relative to comparable U.S. Treasuries. Municipal credit fundamentals remained solid for the 12-month period overall and, for most issuers, the risk of credit-rating downgrades appeared low.

Comments from Lead Portfolio Manager Chris Heavey:  For the fiscal year ending May 31, 2022, the Fund returned -0.85%, trailing the -0.19% result of the benchmark Strategic Advisers® Tax-Sensitive Short-Duration Composite Index. Municipal bonds fared well during the early months of the reporting period, supported by reduced issuance during the summer of 2021, increased redemptions and strong mutual fund inflows. After a relatively quiet period during the fourth quarter, the market environment changed dramatically as 2022 began. In anticipation of U.S. Federal Reserve policy changes, municipal yields surged across the curve, and the yield curve flattened materially. Bond issuance by state and local governments dropped and investors pulled money from municipal-bond funds. Within the Fund, the Limited Term Municipal Income strategy managed by sub-adviser FIAM® (-3%) and Ultra-Short Fixed Income portfolio from Allspring Global Investments (formerly Wells Capital; -1%) were the primary relative detractors. Both were hurt by having greater interest-rate sensitivity versus the benchmark. Holdings of BBB-rated securities also dampened Allspring’s result. On the plus side, the Fund’s cash allocation provided a valuable cushion against the negative market backdrop early in 2022. As of May 31, about 72% of the Fund’s assets were committed to sub-advisers, up from 67% at the beginning of the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2022

(excluding cash equivalents)	% of fund's net assets
JPMorgan Ultra-Short Municipal Fund Class I	6.7
Vanguard Short-Term Tax-Exempt Fund Admiral Shares	5.6
Federated Hermes Municipal Ultrashort Fund Institutional Shares	1.4
Port Arthur Navigation Dist. Environmental Facilities Rev.	0.7
Louisville & Jefferson County Metropolitan Swr. District Swr. & Drain Sys. Rev.	0.6
New York Metropolitan Transportation Authority Rev	0.6
New Jersey Gen. Oblig.	0.5
Saint James Parish Gen. Oblig.	0.5
Phoenix Indl. Solid Waste Disp. Rev.	0.5
Denver City & County Arpt. Rev.	0.5

Top Five Sectors as of May 31, 2022

% of fund's net assets
General Obligations	12.5
Transportation	12.3
Synthetics	7.7
Other	6.9
Health Care	6.6

Quality Diversification (% of fund's net assets)

As of May 31, 2022
AAA,AA,A	39.2%
BBB	6.3%
Not Rated	2.3%
Equities	13.9%
Short-Term Investments and Net Other Assets	38.3%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of May 31, 2022
Municipal Bond Funds	0.2%
Short-Term Funds	13.7%
Municipal Bonds	26.3%
Short-Term Investments and Net Other Assets (Liabilities)	59.8%

Schedule of Investments May 31, 2022

Showing Percentage of Net Assets

Municipal Bonds - 47.3%
	Principal Amount	Value
Alabama - 1.1%
Birmingham Arpt. Auth. Arpt. Series 2020:
5% 7/1/24 (Build America Mutual Assurance Insured)	$325,000	$343,285
5% 7/1/25 (Build America Mutual Assurance Insured)	325,000	350,390
Black Belt Energy Gas District:
(Proj. No. 4) Series 2019 A, 4% 6/1/23	1,750,000	1,776,771
(Proj. No. 6) Series 2021 B:
4% 12/1/22	500,000	504,468
4% 12/1/23	1,250,000	1,274,554
4% 12/1/24	1,250,000	1,283,068
(Proj. No.7) Series 2021 C1:
4% 12/1/22	750,000	756,703
4% 12/1/24	3,000,000	3,079,364
4% 12/1/25	4,000,000	4,133,356
Bonds:
(Proj. No.7):
Series 2021 C1, 4%, tender 12/1/26 (a)	8,850,000	9,153,080
Series 2021 C2, SIFMA Municipal Swap Index + 0.350% 1.14%, tender 12/1/26 (a)(b)	2,350,000	2,294,151
Series 2017 A, 4%, tender 7/1/22 (a)	5,220,000	5,229,392
Series 2019 A, 4%, tender 12/1/25 (a)	2,000,000	2,063,362
Series 2021 A:
4% 6/1/22	340,000	340,000
4% 12/1/22	470,000	475,159
4% 6/1/23	400,000	407,749
4% 12/1/23	435,000	446,385
Chatom Indl. Dev. Board Gulf Opportunity Zone Series 2020, 5% 8/1/23 (Assured Guaranty Muni. Corp. Insured)	1,350,000	1,395,647
Health Care Auth. for Baptist Health Series 2006 B, 1.05%, tender 11/15/37 (a)	1,325,000	1,325,000
Mobile County Board of School Commissioners:
Series 2016 A:
5% 3/1/23	20,000	20,493
5% 3/1/24	25,000	26,274
5% 3/1/25	100,000	107,831
Series 2016 B:
5% 3/1/23	405,000	414,988
5% 3/1/24	45,000	47,293
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds Series 2009 E, 1%, tender 6/26/25 (a)	600,000	572,138
Southeast Alabama Gas Supply District Bonds:
(Proj. No. 2) Series 2018 A, 4%, tender 6/1/24 (a)	1,695,000	1,727,348
Series 2018 A, 4%, tender 4/1/24 (a)	4,000,000	4,068,578
Southeast Energy Auth. Rev. Bonds:
(Proj. No. 1) Series 2021 A:
4% 10/1/22	355,000	357,181
4% 10/1/23	425,000	432,619
(Proj. No. 2) Series 2021 B1:
4% 6/1/22	770,000	770,000
4% 6/1/23	1,500,000	1,523,244
4% 6/1/24	1,090,000	1,115,710
4% 6/1/25	300,000	309,316
Univ. of South Alabama Univ. Rev. Series 2021, 4% 4/1/26	500,000	531,215

TOTAL ALABAMA		48,656,112

Alaska - 0.3%
Alaska Hsg. Fin. Corp. Series 2021 A:
3% 12/1/23	450,000	457,319
3% 6/1/24	400,000	407,259
Alaska Hsg. Fin. Corp. Mtg. Rev.:
Series 2020 A:
0.35% 6/1/22	660,000	660,000
0.4% 12/1/22	750,000	745,734
Series 2022 A, 3% 6/1/51	555,000	547,990
Alaska Int'l. Arpts. Revs.:
Series 2016 C:
5% 10/1/22 (c)	1,605,000	1,621,506
5% 10/1/23 (c)	425,000	439,950
Series 2021 C:
5% 10/1/23 (c)	1,525,000	1,578,645
5% 10/1/25 (c)	1,720,000	1,848,010
Alaska Muni. Bond Bank Series 2021 1, 5% 12/1/22	2,190,000	2,226,807
Anchorage Gen. Oblig.:
Series B, 5% 9/1/22	30,000	30,279
Series C, 5% 9/1/22	20,000	20,186
Northern Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2021 A:
3% 6/1/22	1,265,000	1,265,000
4% 6/1/23	1,000,000	1,013,282
5% 6/1/24	1,000,000	1,039,421
5% 6/1/25	715,000	754,785
5% 6/1/26	1,000,000	1,070,155

TOTAL ALASKA		15,726,328

Arizona - 1.6%
Arizona Board of Regents Ctfs. of Prtn. Series 2015 A, 5% 6/1/22	150,000	150,000
Arizona Ctfs. of Prtn. Series 2019 A, 5% 10/1/24 (Escrowed to Maturity)	195,000	208,595
Arizona Health Facilities Auth. Rev.:
(Scottsdale Lincoln Hospitals Proj.) Series 2014 A:
5% 12/1/22	15,000	15,271
5% 12/1/23	20,000	20,949
5% 12/1/24	45,000	47,736
5% 12/1/26	110,000	116,290
Bonds Series 2013 A3, SIFMA Municipal Swap Index + 1.850% 2.64%, tender 6/2/22 (a)(b)	2,000,000	2,001,899
Series 2015 A, 5% 1/1/23	160,000	163,035
Arizona Indl. Dev. Auth. Hosp. Rev.:
Series 2020 A:
5% 2/1/24	600,000	629,719
5% 2/1/26	750,000	810,629
Series 2021 A, 5% 2/1/23	1,000,000	1,022,405
Bullhead City Excise Taxes Series 2021 2, 0.75% 7/1/25	325,000	302,480
Chandler Indl. Dev. Auth. Indl. Dev. Rev. Bonds (Intel Corp. Proj.):
Series 2005, 2.4%, tender 8/14/23 (a)	5,100,000	5,118,844
Series 2007, 2.7%, tender 8/14/23 (a)(c)	8,820,000	8,883,770
Series 2019, 5%, tender 6/3/24 (a)(c)	11,580,000	12,149,368
Coconino County Poll. Cont. Corp. Rev. Bonds:
Series 2017 A, 1.875%, tender 3/31/23 (a)(c)	1,145,000	1,141,965
Series 2017 B, 1.65%, tender 3/31/23 (a)	1,020,000	1,015,419
Glendale Union School District 205 Series A:
5% 7/1/24 (Assured Guaranty Muni. Corp. Insured)	225,000	238,556
5% 7/1/25 (Assured Guaranty Muni. Corp. Insured)	225,000	244,114
Glendale Gen. Oblig. Series 2015, 5% 7/1/22 (Assured Guaranty Muni. Corp. Insured)	20,000	20,060
Glendale Trans. Excise Tax Rev. Series 2015:
5% 7/1/22 (Assured Guaranty Muni. Corp. Insured)	25,000	25,075
5% 7/1/23 (Assured Guaranty Muni. Corp. Insured)	30,000	31,073
Maricopa County Indl. Dev. Auth. Series 2019 A, 5% 9/1/23	365,000	379,976
Maricopa County Rev.:
Bonds Series B, 5%, tender 10/18/22 (a)	2,980,000	3,016,419
Series 2016 A:
4% 1/1/24	115,000	118,413
5% 1/1/25	105,000	111,943
Maricopa County Spl. Health Care District Gen. Oblig. Series 2021 D, 5% 7/1/25	1,100,000	1,190,026
Phoenix Civic Impt. Board Arpt. Rev.:
Series 2017 A, 5% 7/1/24 (c)	1,020,000	1,074,827
Series 2017 D:
5% 7/1/22	940,000	942,782
5% 7/1/24	490,000	517,465
5% 7/1/25	50,000	53,937
Series 2018, 5% 7/1/23 (c)	1,100,000	1,134,900
Series 2019 B:
5% 7/1/22 (c)	725,000	726,949
5% 7/1/23 (c)	1,000,000	1,030,312
Phoenix Civic Impt. Corp. Wtr. Sys. Rev. Series 2014 B, 5% 7/1/27	400,000	423,343
Phoenix Indl. Solid Waste Disp. Rev. Bonds (Republic Svc., Inc. Proj.) Series 2013, 2%, tender 8/1/22 (a)(c)	23,880,000	23,874,063
Pima County Ctfs. of Prtn. Series 2014:
5% 12/1/22	130,000	132,374
5% 12/1/23	75,000	78,526
Pima County Swr. Sys. Rev. Series 2020 A, 5% 7/1/23	270,000	279,746
Tucson Ctfs. of Prtn. Series 2015:
5% 7/1/22 (Assured Guaranty Muni. Corp. Insured)	290,000	290,882
5% 7/1/23 (Assured Guaranty Muni. Corp. Insured)	200,000	207,000
Yavapai County Indl. Dev. Auth.:
Series 2016, 5% 8/1/23	275,000	285,269
Series 2019:
5% 8/1/22	425,000	427,628
5% 8/1/23	355,000	368,256
Yuma Pledged Rev. Series 2021:
4% 7/1/24	300,000	311,683
4% 7/1/25	505,000	532,151

TOTAL ARIZONA		71,866,122

Arkansas - 0.3%
Arkansas Dev. Fin. Auth. Multi-family Hsg. Rev.:
(NLR Rad Family Homes Proj.) Series 2020, 1.2%, tender 9/1/22 (a)	5,000,000	4,996,837
Bonds Series 2021, 1.25%, tender 12/1/23 (a)	5,000,000	4,919,325
Arkansas Dev. Fin. Auth. Pub. Safety Charges (Arkansas Division of Emergency Mgmt. Proj.) Series 2020, 5% 6/1/24	565,000	597,366
Batesville Pub. Facilities Board Series 2020:
5% 6/1/22	590,000	590,000
5% 6/1/23	790,000	810,611

TOTAL ARKANSAS		11,914,139

California - 3.3%
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds:
Series 2017 G, 2%, tender 4/1/24 (a)	1,120,000	1,112,271
Series 2021 B, 0.280% x SIFMA Municipal Swap Index 1.07%, tender 4/1/24 (a)(b)	2,500,000	2,478,717
Series A, 2.95%, tender 4/1/26 (a)	110,000	110,242
Series B, 2.85%, tender 4/1/25 (a)	95,000	95,008
Burbank Glendale Pasadena Arpt. Auth. Rev. Series B, 5% 7/1/23 (c)	1,290,000	1,329,524
California Edl. Facilities Auth. Rev. Series 2022 A, 5% 12/1/22	200,000	203,151
California Gen. Oblig.:
Series 2011, 5.25% 9/1/22	35,000	35,365
Series 2015, 5% 3/1/23	310,000	318,373
Series 2021:
4% 12/1/22	4,150,000	4,206,956
5% 10/1/22	2,500,000	2,531,749
5% 12/1/22	4,000,000	4,074,665
5% 12/1/23	2,000,000	2,099,502
California Health Facilities Fing. Auth. Rev.:
Bonds:
Series 2009 C, 5%, tender 10/18/22 (a)	970,000	982,597
Series 2017 A, 5%, tender 11/1/22 (a)	210,000	212,926
Series 2017 C, 5%, tender 11/1/22 (a)	1,185,000	1,201,511
Series 2021 A, 3%, tender 8/15/25 (a)	2,665,000	2,725,356
Series 2015, 5% 11/15/23	200,000	209,461
Series 2018 A, 5% 11/15/22	195,000	198,121
California Infrastructure and Econ. Dev. Bank Rev. Bonds Series 2021 B1, 0.39%, tender 1/1/24 (a)	1,000,000	976,892
California Muni. Fin. Auth. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.):
Series 2021 A, 1.875%, tender 10/3/22 (a)(c)	6,100,000	6,094,290
Series 2021 B, 0.375%, tender 7/15/22 (a)(c)	11,600,000	11,576,235
(Waste Mgmt., Inc. Proj.):
Series 2017 A, 0.7%, tender 12/1/23 (a)(c)	1,600,000	1,550,155
Series 2020, 1%, tender 6/1/22 (a)(c)	10,800,000	10,800,000
California Muni. Fin. Auth. Student Hsg. (CHF Davis II, L.L.C. Orchard Park Student Hsg. Proj.) Series 2021, 5% 5/15/24 (Build America Mutual Assurance Insured)	500,000	524,124
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.):
Series 2017 A1, 2%, tender 7/15/22 (a)(c)(d)	7,900,000	7,899,008
Series 2017 A2, 2%, tender 7/15/22 (a)(c)(d)	5,000,000	4,999,372
California Pub. Fin. Auth. Rev. Series 2021 A:
4% 10/15/23	285,000	292,378
4% 10/15/24	380,000	390,374
California Pub. Works Board Lease Rev.:
(Various Cap. Projs.):
Series 2021 B, 5% 5/1/24	1,095,000	1,159,745
Series 2022 C, 5% 8/1/23 (e)	1,030,000	1,057,794
Series 2014 B, 5% 10/1/25	350,000	372,749
California Statewide Cmntys. Dev. Auth. Series 2021, 4% 5/15/23	1,300,000	1,318,972
California Statewide Cmntys. Dev. Auth. Rev. Series 2007:
1.03%, tender 7/1/40 (Assured Guaranty Muni. Corp. Insured) (a)	9,275,000	9,275,000
1.03%, tender 7/1/41 (Assured Guaranty Muni. Corp. Insured) (a)	4,525,000	4,525,000
1.12%, tender 7/1/40 (Assured Guaranty Muni. Corp. Insured) (a)	175,000	175,000
Cathedral City Redev. Agcy. (Merged Redev. Proj.) Series 2021 C:
4% 8/1/22	200,000	200,741
4% 8/1/23	225,000	229,903
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev.:
Series 2017 A1, 5% 6/1/24 (Escrowed to Maturity)	25,000	26,538
Series A, 0% 6/1/24 (Escrowed to Maturity)	75,000	72,010
Long Beach Hbr. Rev. Series 2020 B, 5% 5/15/24 (c)	1,475,000	1,551,364
Los Angeles Dept. Arpt. Rev.:
Series 2016 B, 5% 5/15/26 (c)	135,000	146,963
Series 2017 A, 5% 5/15/24 (c)	430,000	451,335
Series 2017 B, 5% 5/15/23 (c)	800,000	823,125
Series 2019 A, 5% 5/15/24 (c)	375,000	393,606
Series 2019 D, 5% 5/15/24 (c)	415,000	435,591
Series 2019 E, 4% 5/15/24	200,000	207,100
Series 2020 C, 5% 5/15/24 (c)	250,000	262,796
Series 2022 C:
5% 5/15/24 (c)	965,000	1,012,880
5% 5/15/25 (c)	455,000	486,833
Los Angeles Hbr. Dept. Rev. Series 2019 A, 5% 8/1/22 (c)	360,000	362,190
Metropolitan Wtr. District of Southern California Wtr. Rev. Bonds Series 2017 C, SIFMA Municipal Swap Index + 0.140% 0.93%, tender 5/21/24 (a)(b)	1,000,000	997,422
Oakland Unified School District Alameda County Series 2013, 5.5% 8/1/23	20,000	20,536
Palomar Pomerado Health Care Dis:
Series 2006 A, 1.5%, tender 11/1/36 (Assured Guaranty Muni. Corp. Insured) (a)	4,725,000	4,725,000
Series 2006 B, 1.4%, tender 11/1/36 (Assured Guaranty Muni. Corp. Insured) (a)	4,600,000	4,600,000
Series 2006 C, 1%, tender 11/1/36 (Assured Guaranty Muni. Corp. Insured) (a)	2,200,000	2,200,000
Port of Oakland Rev.:
Series 2017 D, 5% 11/1/24 (c)	100,000	106,049
Series 2017:
5% 11/1/23 (c)	395,000	411,288
5% 11/1/23 (Escrowed to Maturity) (c)	105,000	109,585
Series 2021 H:
5% 5/1/23 (c)	5,115,000	5,259,872
5% 5/1/23 (Escrowed to Maturity) (c)	400,000	412,328
5% 5/1/24 (c)	865,000	909,453
5% 5/1/24 (Escrowed to Maturity) (c)	65,000	68,742
Riverside County Teeter Plan Series 2021 A, 0.5% 10/20/22	8,000,000	7,974,395
San Diego County Reg'l. Arpt. Auth. Arpt. Rev.:
Series 2013 A, 5% 7/1/22 (Escrowed to Maturity)	200,000	200,635
Series 2013 B, 5% 7/1/22 (Escrowed to Maturity) (c)	1,800,000	1,805,343
Series 2019 B, 5% 7/1/22 (c)	250,000	250,678
Series 2020 C:
5% 7/1/22 (c)	1,475,000	1,479,001
5% 7/1/23 (c)	545,000	561,698
San Diego County Reg'l. Trans. Commission Sales Tax Rev. Series A, 5% 10/1/22	8,050,000	8,151,961
San Diego Pub. Facilities Fing. Auth. Wtr. Rev. Series 2020 A, 5% 8/1/22	250,000	251,592
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
Series 2013 A, 5% 5/1/23 (c)	705,000	726,401
Series 2016 A, 5% 5/1/23	225,000	232,039
Series 2018 A, 5% 5/1/23 (c)	400,000	411,772
Series 2019 A, 5% 1/1/24 (c)	655,000	683,110
Series 2019 H:
5% 5/1/23 (c)	2,000,000	2,058,862
5% 5/1/25 (c)	680,000	725,078
Series 2022 A, 5% 5/1/26 (c)	2,000,000	2,167,207
San Jose Int. Arpt. Rev.:
Series 2014 A, 5% 3/1/23 (Escrowed to Maturity) (c)	1,400,000	1,436,115
Series 2017 B, 5% 3/1/23 (Escrowed to Maturity)	200,000	205,311
Series 2021 A, 5% 3/1/24 (c)	1,000,000	1,043,567
Series 2021 B, 5% 3/1/24	500,000	524,417
San Pablo Redev. Agcy. Series 2014 A, 5% 6/15/24 (Assured Guaranty Muni. Corp. Insured)	30,000	31,742
Southern California Pub. Pwr. Auth. Rev. Bonds Series 2020 C, 0.65%, tender 7/1/25 (a)	250,000	229,830
Vernon Elec. Sys. Rev.:
Series 2021 A:
4% 10/1/22	1,000,000	1,006,377
5% 4/1/23	1,500,000	1,531,614
Series 2022 A, 5% 8/1/23	575,000	591,015
Washington Township Health Care District Rev. Series A:
5% 7/1/22	200,000	200,584
5% 7/1/23	200,000	206,673
West Contra Costa Unified School District Series 2004 C, 0% 8/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	260,000	238,997
Western Placer Unified School District Spl. Tax Series 2020, 2% 6/1/25	1,400,000	1,360,903

TOTAL CALIFORNIA		149,882,750

Colorado - 0.7%
Adams & Weld Counties School District 27 Gen. Oblig. Series 2022, 5% 12/1/22	3,100,000	3,158,490
Colorado Bridge Enterprise Rev. Series 2017, 4% 6/30/24 (c)	1,330,000	1,370,752
Colorado Health Facilities Auth.:
Bonds:
(Valley View Hosp. Assoc. Proj.) Series 2018, 2.8%, tender 5/15/23 (a)	465,000	467,213
Series 2018 B, 5%, tender 11/20/25 (a)	660,000	713,152
Series 2019 B:
5%, tender 8/1/25 (a)	300,000	317,983
5%, tender 8/1/26 (a)	340,000	365,637
Series 2019 A, 5% 1/1/23	870,000	887,730
Colorado Health Facilities Auth. Rev. Bonds Series 2016 C, 5%, tender 11/15/23 (a)	355,000	370,227
Colorado Hsg. & Fin. Auth.:
Series 2019 F, 4.25% 11/1/49	150,000	155,140
Series 2019 H, 4.25% 11/1/49	75,000	77,627
Colorado Reg'l. Trans. District (Denver Transit Partners Eagle P3 Proj.) Series 2020:
5% 1/15/24	750,000	781,455
5% 1/15/25	650,000	678,682
Colorado Reg'l. Trans. District Ctfs. of Prtn.:
Series 2013 A, 5% 6/1/23	250,000	257,952
Series 2014 A, 5% 6/1/23	85,000	87,704
Denver City & County Arpt. Rev.:
Series 2012 A:
5% 11/15/22 (c)	520,000	527,633
5% 11/15/23 (c)	250,000	253,600
Series 2012 B, 5% 11/15/22	250,000	254,013
Series 2013 A, 5% 11/15/22 (c)	500,000	507,340
Series 2013 B, 5% 11/15/24	250,000	259,698
Series 2016 A, 5% 11/15/23	300,000	313,529
Series 2017 A:
5% 11/15/22 (c)	3,455,000	3,505,716
5% 11/15/23 (c)	2,300,000	2,393,599
Series 2018 A:
5% 12/1/23 (c)	250,000	260,431
5% 12/1/29 (c)	185,000	204,204
Series 2020 A1, 5% 11/15/22	3,200,000	3,251,365
Series 2020 B1:
5% 11/15/22 (c)	4,045,000	4,104,377
5% 11/15/23 (c)	935,000	973,050
E-470 Pub. Hwy. Auth. Rev.:
Bonds Series 2021 B, U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.350% 0.873%, tender 9/1/24 (a)(b)	3,250,000	3,197,600
Series 2020 A:
5% 9/1/23	275,000	285,553
5% 9/1/24	450,000	478,628
5% 9/1/25	300,000	325,737
Univ. of Colorado Enterprise Sys. Rev. Bonds:
Series 2019 C, 2%, tender 10/15/24 (a)	2,500,000	2,465,153
Series 2021 C3A, 2%, tender 10/15/25 (a)	645,000	630,508
Vauxmont Metropolitan District Series 2019:
5% 12/15/22 (Assured Guaranty Muni. Corp. Insured)	100,000	101,735
5% 12/15/23 (Assured Guaranty Muni. Corp. Insured)	120,000	125,254

TOTAL COLORADO		34,108,467

Connecticut - 1.6%
City of New Haven Series A, 5% 8/1/22	1,000,000	1,005,766
Connecticut Gen. Oblig.:
Series 2013 A, 1.78% 3/1/25 (a)	510,000	518,503
Series 2015 A:
4% 3/15/23	250,000	254,389
5% 3/15/23	280,000	287,091
Series 2015 C, 5% 6/15/22	400,000	400,473
Series 2016 A, 5% 3/15/26	150,000	164,741
Series 2016 B, 5% 5/15/24	575,000	607,826
Series 2018 F, 5% 9/15/22	225,000	227,025
Series 2020 A, 5% 1/15/23	1,740,000	1,774,333
Series 2022 A, 3% 1/15/23	3,755,000	3,783,062
Series 2022, 4% 9/15/22 (e)	7,500,000	7,537,232
Series A:
4% 1/15/25	3,500,000	3,655,962
5% 3/15/23	690,000	707,474
Series B, 4% 6/15/22	250,000	250,206
Series C:
4% 6/1/24	525,000	544,225
5% 6/1/24	300,000	300,364
Series H, 5% 11/15/22	390,000	395,582
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds:
Series 2010 A4, 1.1%, tender 2/11/25 (a)	5,440,000	5,153,381
Series 2014 A, 1.1%, tender 2/7/23 (a)	5,450,000	5,422,783
Series 2014 B, 1.8%, tender 7/1/24 (a)	545,000	538,866
Series 2015 A, 0.375%, tender 7/12/24 (a)	1,525,000	1,444,571
Series 2017 A1, 5%, tender 7/1/22 (a)	1,600,000	1,604,802
Series 2017 B, 0.55%, tender 7/3/23 (a)	6,050,000	5,954,406
Series X2, 0.25%, tender 2/9/24 (a)	11,565,000	11,203,642
Series 2013 N, 5% 7/1/24	100,000	103,610
Series 2014 A, 5% 7/1/27	390,000	410,602
Series 2017 I1, 5% 7/1/22	275,000	275,796
Series 2019 A, 5% 7/1/26	260,000	279,799
Series 2020 K:
5% 7/1/22	250,000	250,724
5% 7/1/23	250,000	258,259
Series 2022 M, 5% 7/1/26	200,000	216,830
Series L1:
4% 7/1/22	800,000	801,597
4% 7/1/23	225,000	229,746
4% 7/1/25	600,000	618,137
Series N:
5% 7/1/22	780,000	781,795
5% 7/1/23	830,000	850,487
5% 7/1/24	375,000	387,271
Connecticut Higher Ed. Supplemental Ln. Auth. Rev.:
(Chesla Ln. Prog.):
Series 2017 A, 5% 11/15/22 (c)	300,000	304,753
Series B, 5% 11/15/23 (c)	425,000	443,541
(Chesla Loan Prog.) Series B, 5% 11/15/22 (c)	115,000	116,793
Series 2017 B, 5% 11/15/23 (c)	125,000	130,534
Connecticut Hsg. Fin. Auth.:
Bonds Series 2019 E, 1.625%, tender 11/15/22 (a)	1,175,000	1,174,975
Series 2016 E2:
1.85% 11/15/22 (c)	1,000,000	1,001,214
2.1% 11/15/23 (c)	1,000,000	1,000,148
Series 2021, 0.45% 11/15/25	700,000	649,362
Series A2:
0.25% 11/15/22 (c)	1,175,000	1,168,980
0.35% 5/15/23 (c)	825,000	814,344
0.4% 11/15/23 (c)	300,000	293,458
Series C:
5% 5/15/23 (c)	205,000	210,827
5% 11/15/23 (c)	710,000	738,893
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev.:
Series 2012 A:
5% 1/1/23	665,000	677,654
5% 1/1/24	200,000	203,676
Series 2014 B, 5% 9/1/22	600,000	605,156
Series 2015 A, 5% 8/1/23	1,370,000	1,421,159
Series 2021 C:
5% 1/1/23	795,000	810,128
5% 1/1/24	215,000	225,393
5% 1/1/25	190,000	204,096
Series A, 4% 1/1/23	315,000	319,183
New Haven Gen. Oblig. Series 2016 A, 5% 8/15/25 (Assured Guaranty Muni. Corp. Insured)	20,000	21,656
Univ. of Connecticut Gen. Oblig. Series 2019 A, 5% 11/1/25	225,000	245,341
West Haven Gen. Oblig. Series 2021:
4% 9/15/22	180,000	181,328
4% 9/15/23	290,000	297,642
4% 9/15/24	260,000	270,250
4% 9/15/25	255,000	268,248
4% 9/15/26	255,000	270,703

TOTAL CONNECTICUT		73,270,793

Delaware - 0.1%
Delaware Econ. Dev. Auth. Rev. Bonds (Delmarva Pwr. & Lt. Co. Proj.) Series A, 1.05%, tender 7/1/25 (a)	565,000	539,308
Delaware Trans. Auth. Grant Series 2020:
5% 9/1/22	1,250,000	1,261,623
5% 9/1/23	1,400,000	1,456,377

TOTAL DELAWARE		3,257,308

District Of Columbia - 0.9%
District of Columbia Hsg. Fin. Agcy. Multi-family Hsg. Rev. Bonds:
(218 Vine St. Apts. Proj.) Series 2020, 0.3%, tender 7/1/23 (a)	5,000,000	4,848,456
(Park Southern Apts. Proj.) Series 2020, 0.7%, tender 6/1/23 (a)	9,000,000	8,838,134
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2012 A:
5% 10/1/22 (c)	140,000	141,548
5% 10/1/23 (c)	500,000	504,784
Series 2014 A, 5% 10/1/23 (c)	110,000	114,208
Series 2017 A:
5% 10/1/24 (c)	115,000	121,827
5% 10/1/26 (c)	145,000	158,857
Series 2018 A, 5% 10/1/26 (c)	325,000	356,059
Series 2019 A:
5% 10/1/22 (c)	290,000	293,206
5% 10/1/23 (c)	50,000	51,913
5% 10/1/25 (c)	155,000	167,049
Series 2020 A:
5% 10/1/22 (c)	1,750,000	1,769,345
5% 10/1/23 (c)	925,000	960,387
5% 10/1/24 (c)	2,575,000	2,727,866
5% 10/1/25 (c)	530,000	571,201
Series 2021 A:
5% 10/1/22 (c)	2,000,000	2,022,109
5% 10/1/23 (c)	9,750,000	10,123,000
5% 10/1/24 (c)	8,000,000	8,474,925
5% 10/1/26 (c)	335,000	367,015

TOTAL DISTRICT OF COLUMBIA		42,611,889

Florida - 2.0%
Brevard County Health Facilities Auth. Rev. Series 2023 A:
5% 4/1/26 (e)	290,000	305,608
5% 4/1/28 (e)	325,000	348,771
Brevard County Hsg. Fin. Auth. Bonds Series 2021, 0.25%, tender 12/1/22 (a)	2,000,000	1,981,570
Brevard County School Board Ctfs. of Prtn.:
Series 2014, 5% 7/1/27	115,000	121,808
Series 2015 C:
5% 7/1/22	80,000	80,245
5% 7/1/23	65,000	67,289
Broward County Arpt. Sys. Rev.:
Series 2012 P-1:
5% 10/1/22 (c)	300,000	303,326
5% 10/1/25 (c)	1,000,000	1,009,831
Series 2012 P1:
5% 10/1/23 (c)	235,000	237,579
5% 10/1/26 (Pre-Refunded to 10/1/22 @ 100) (c)	350,000	354,163
Series 2012 P2, 5% 10/1/22	415,000	419,755
series 2012 Q1, 5% 10/1/22	200,000	202,291
Series 2012 Q2, 5% 10/1/30 (Pre-Refunded to 10/1/22 @ 100) (c)	200,000	202,412
Series 2013 A:
5% 10/1/23 (c)	600,000	623,034
5.125% 10/1/38 (Pre-Refunded to 10/1/23 @ 100) (c)	310,000	323,409
5.25% 10/1/25 (c)	1,500,000	1,554,010
Series 2013 C, 5.25% 10/1/25	575,000	596,703
Series 2015 A, 5% 10/1/22 (c)	1,590,000	1,607,630
Series 2015 C, 5% 10/1/24 (c)	245,000	258,459
Series 2017, 5% 10/1/25 (c)	500,000	537,212
Series 2019 B, 5% 10/1/23 (c)	700,000	726,873
Series C, 5% 10/1/23 (c)	90,000	93,455
Broward County Port Facilities Rev. Series 2019 D, 5% 9/1/22 (c)	850,000	857,839
Broward County School Board Ctfs. of Prtn.:
(Broward County School District Proj.) Series 2017 C, 5% 7/1/22	70,000	70,214
(Broward County School District) Series 2012 A, 5% 7/1/25	525,000	526,632
Series 2015 A:
5% 7/1/22	345,000	346,058
5% 7/1/23	180,000	186,281
Series 2015 B:
5% 7/1/22	100,000	100,306
5% 7/1/23	85,000	87,966
5% 7/1/24	25,000	26,533
Cap. Trust Agcy. Hsg. Rev. Bonds (College Park Towers Apts. Proj.) Series 2021, 1.25%, tender 5/1/23 (a)	3,000,000	2,975,460
Central Florida Expressway Auth. Sr. Lien Rev.:
Series 2016 B, 4% 7/1/22	215,000	215,507
Series 2021, 5% 7/1/24 (Assured Guaranty Muni. Corp. Insured)	885,000	936,647
Citizens Property Ins. Corp. Series 2012 A1, 5% 6/1/22	1,325,000	1,325,000
Escambia County Poll. Cont. Rev. (Gulf Pwr. Co. Proj.) Series 2003, 2.6% 6/1/23	2,500,000	2,519,484
Florida Board of Ed. Lottery Rev. Series 2014 A, 5% 7/1/24	200,000	206,760
Florida Dev. Fin. Corp. Edl. Facilities (Nova Southeastern Univ. Proj.) Series 2020 A:
5% 4/1/23	350,000	359,455
5% 4/1/24	360,000	378,023
5% 4/1/25	200,000	212,718
Florida Dev. Fin. Corp. Rev. Bonds (Brightline Florida Passenger Rail Expansion Proj.) Series 2021 A, 0.3%, tender 7/1/22 (a)(c)	3,355,000	3,351,203
Florida Keys Aqueduct Auth. Wtr. Rev. Series 2021 B, 5% 9/1/25	350,000	380,370
Florida Mid-Bay Bridge Auth. Rev. Series 2015 A:
5% 10/1/22	45,000	45,463
5% 10/1/23	55,000	56,935
5% 10/1/24	45,000	47,242
5% 10/1/25	40,000	42,648
5% 10/1/26	45,000	47,862
Florida Muni. Pwr. Agcy. Rev.:
Series 2016 A:
5% 10/1/22	790,000	799,581
5% 10/1/24	475,000	504,868
Series 2021 A:
5% 10/1/22	500,000	506,064
5% 10/1/23	400,000	416,755
5% 10/1/24	450,000	478,296
5% 10/1/25	500,000	543,039
5% 10/1/26	300,000	332,037
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2015 A:
4% 10/1/22 (c)	350,000	352,757
4% 10/1/22 (Escrowed to Maturity) (c)	80,000	80,689
5% 10/1/23 (c)	160,000	166,185
5% 10/1/23 (Escrowed to Maturity) (c)	40,000	41,665
Series 2016:
5% 10/1/23 (c)	2,400,000	2,488,920
5% 10/1/24 (c)	285,000	300,656
Series 2017 A:
5% 10/1/25 (c)	30,000	31,986
5% 10/1/25 (Escrowed to Maturity) (c)	55,000	59,771
5% 10/1/26 (c)	10,000	10,781
5% 10/1/26 (Escrowed to Maturity) (c)	35,000	38,814
Series 2019 A:
5% 10/1/22 (c)	2,415,000	2,442,183
5% 10/1/23 (c)	3,700,000	3,843,038
Halifax Hosp. Med. Ctr. Rev. Series 2015, 5% 6/1/23	30,000	30,963
Hillsborough County Aviation Auth. Rev.:
Series 2013 A, 5.5% 10/1/24 (Pre-Refunded to 10/1/23 @ 100) (c)	685,000	717,063
Series 2022 A:
5% 10/1/23 (c)	110,000	114,252
5% 10/1/25 (c)	1,245,000	1,341,784
Series A:
5% 10/1/25 (Pre-Refunded to 10/1/23 @ 100) (c)	2,305,000	2,397,826
5% 10/1/26 (Pre-Refunded to 10/1/23 @ 100) (c)	580,000	603,358
Hillsborough County School Board Ctfs. of Prtn. Series 2015 A, 5% 7/1/26	230,000	248,253
Hillsborough County School District Sales Tax Rev. Series 2015 B, 5% 10/1/22 (Assured Guaranty Muni. Corp. Insured)	145,000	146,720
Indian River County School Board Ctfs. of Prtn. Series 2014:
5% 7/1/22	85,000	85,262
5% 7/1/23	175,000	181,164
Jacksonville Elec. Auth. Elec. Sys. Rev. Series 2013 C, 5% 10/1/22 (Escrowed to Maturity)	645,000	652,888
Jacksonville Spl. Rev. Series 2022 A:
5% 10/1/23 (e)	160,000	166,217
5% 10/1/24 (e)	355,000	378,094
5% 10/1/25 (e)	275,000	299,800
5% 10/1/26 (e)	65,000	72,431
5% 10/1/27 (e)	55,000	62,718
Lee County Arpt. Rev.:
Series 2021 A:
5% 10/1/23 (c)	2,820,000	2,924,480
5% 10/1/24 (c)	745,000	785,406
5% 10/1/25 (c)	1,375,000	1,475,969
Series 2021 B:
5% 10/1/22 (c)	845,000	854,086
5% 10/1/23 (c)	800,000	829,640
5% 10/1/24 (c)	1,250,000	1,317,796
5% 10/1/25 (c)	925,000	992,925
Manatee County Rev. Series 2013, 5% 10/1/22	20,000	20,249
Manatee County School District Series 2017, 5% 10/1/24 (Assured Guaranty Muni. Corp. Insured)	30,000	31,915
Miami Beach Health Facilities Auth. Hosp. Rev. (Mount Sinai Med. Ctr. of Florida Proj.) Series 2012, 5% 11/15/22	1,250,000	1,269,950
Miami Dade County Hsg. Multifamily Hsg. Rev. Bonds Series 2021, 0.25%, tender 12/1/22 (a)	3,000,000	2,969,724
Miami-Dade County Aviation Rev.:
Series 2012 A:
5% 10/1/22 (c)	250,000	252,688
5% 10/1/23 (c)	5,375,000	5,433,987
5% 10/1/24 (c)	200,000	201,869
5% 10/1/29 (Pre-Refunded to 10/1/22 @ 100) (c)	210,000	212,533
Series 2012 B, 5% 10/1/22	400,000	404,449
Series 2014, 5% 10/1/22 (c)	610,000	616,559
Series 2016 A, 5% 10/1/23	335,000	347,906
Series 2020 A:
5% 10/1/23	2,435,000	2,528,808
5% 10/1/25	1,255,000	1,356,737
Miami-Dade County Expressway Auth.:
(Waste Mgmt., Inc. of Florida Proj.) Series 2013 A:
5% 7/1/22	45,000	45,122
5% 7/1/23	45,000	45,134
Series 2014 B:
5% 7/1/22	35,000	35,095
5% 7/1/23	70,000	72,259
Miami-Dade County Health Facilities Auth. Hosp. Rev. (Nicklaus Children's Hosp. Proj.) Series 2021 A:
5% 8/1/22	480,000	483,049
5% 8/1/23	325,000	337,366
5% 8/1/24	600,000	632,209
5% 8/1/25	700,000	752,009
Miami-Dade County Indl. Dev. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. of Florida Proj.):
Series 2007, 0.32%, tender 11/1/22 (a)	600,000	597,371
Series 2018, 0.4%, tender 8/1/23 (a)(c)	1,250,000	1,223,256
Miami-Dade County School Board Ctfs. of Prtn.:
Bonds Series 2014 A, 5%, tender 5/1/24 (a)	635,000	668,980
Series 2014 D:
5% 11/1/22	120,000	121,642
5% 11/1/23	300,000	313,014
Series 2015 A:
5% 5/1/23	1,075,000	1,106,937
5% 5/1/27 (Assured Guaranty Muni. Corp. Insured)	265,000	286,050
Series 2015 D, 5% 2/1/23	830,000	848,596
North Sumter County Util. Dependent District Series 2021:
3% 10/1/22 (Assured Guaranty Muni. Corp. Insured)	295,000	296,572
4% 10/1/24 (Assured Guaranty Muni. Corp. Insured)	795,000	824,461
Okeechobee County Solid Waste Rev. Bonds (Waste Mgmt., Inc.-Okeechobee Landfill Proj.) Series 2004 A, 0.55%, tender 7/1/24 (a)	750,000	708,998
Orange County Health Facilities Auth. Series B, 5% 10/1/22	1,295,000	1,310,619
Orange County Hsg. Fin. Auth. Multi-family Rev. Bonds Series 2021 B, 0.55%, tender 7/1/24 (a)	1,450,000	1,382,322
Orlando & Orange County Expressway Auth. Rev.:
Series 2012, 5% 7/1/22	530,000	531,582
Series 2013 B, 5% 7/1/22	250,000	250,746
Orlando Utils. Commission Util. Sys. Rev.:
Series 2013 A, 5% 10/1/24	250,000	267,252
Series 2016 A, 5% 10/1/22	200,000	202,459
Palm Beach County Edl. Facilities Auth. Series 2021:
4% 10/1/22	205,000	206,164
4% 10/1/23	220,000	223,712
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2014:
5% 12/1/23 (Escrowed to Maturity)	5,000	5,237
5% 12/1/24 (Escrowed to Maturity)	10,000	10,729
Palm Beach County School Board Ctfs. of Prtn.:
Series 2014 B, 5% 8/1/22	40,000	40,249
Series 2018 A, 5% 8/1/23	100,000	103,793
Pasco County School District Sales Tax Rev. Series 2013, 5% 10/1/22	20,000	20,243
Pinellas County Hsg. Fin. Auth. Bonds Series 2021 B, 0.65%, tender 7/1/24 (a)	325,000	310,483
Seminole County School Board Ctfs. of Prtn.:
Series 2012 A, 5% 7/1/23	120,000	124,227
Series 2016 C:
5% 7/1/25	20,000	21,699
5% 7/1/26	25,000	27,673
Tampa Bay Wtr. Reg'l. Wtr. Supply Auth. Util. Sys. Rev. Series 2005, 5.5% 10/1/22 (FGIC Insured)	30,000	30,418
Tampa Hosp. Rev. (H. Lee Moffitt Cancer Ctr. Proj.) Series 2020 B:
5% 7/1/23	90,000	93,180
5% 7/1/24	75,000	78,891
5% 7/1/25	100,000	107,257
5% 7/1/26	175,000	190,502
5% 7/1/27	150,000	165,065
Volusia County Edl. Facilities Auth. Rev. (Embry-Riddle Aeronautical Univ., Inc. Proj.) Series 2020 A:
4% 10/15/22	300,000	302,715
5% 10/15/23	590,000	614,095
5% 10/15/24	1,000,000	1,056,904
5% 10/15/25	1,000,000	1,075,184
5% 10/15/26	750,000	818,639
5% 10/15/27	165,000	182,590

TOTAL FLORIDA		92,175,342

Georgia - 2.0%
Atlanta Arpt. Rev.:
Series 2019 B, 5% 7/1/22 (c)	845,000	847,362
Series 2020 B, 5% 7/1/24 (c)	1,400,000	1,475,252
Bartow County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Bowen Proj.):
Series 2009 1st, 2.75%, tender 3/15/23 (a)	5,260,000	5,267,653
Series 2013, 1.55%, tender 8/19/22 (a)	2,370,000	2,366,409
Brookhaven Dev. Auth. Rev. Series 2019 A, 5% 7/1/25	100,000	107,751
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(Georgia Pwr. Co. Plant Vogtle Proj.):
Series 1994, 2.25%, tender 5/25/23 (a)	2,375,000	2,368,773
Series 2008, 2.925%, tender 3/12/24 (a)	250,000	249,300
Series 2012 1st, 1.55%, tender 8/19/22 (a)	2,000,000	1,996,970
Series 2013 1st, 2.925%, tender 3/12/24 (a)	990,000	987,230
(Oglethorpe Pwr. Corp. Vogtle Proj.) Series 2017 E, 3.25%, tender 2/3/25 (a)	100,000	101,938
Cobb County Kennestone Hosp. Auth. Rev. (WellStar Health Sys., Inc. Proj.) Series 2020 A, 5% 4/1/23	150,000	154,103
Fayette County Hosp. Auth. Rev. Bonds (Piedmont Healthcare, Inc. Proj.) Series 2019 A, 5%, tender 7/1/24 (a)	1,075,000	1,120,622
Gainesville & Hall County Hosp. Auth. Rev. Series 2021 A, 5% 2/15/25	675,000	718,848
Georgia Muni. Elec. Auth. Pwr. Rev.:
Series 2016 A, 5% 1/1/23	410,000	417,346
Series 2020 A:
3% 11/1/22	1,045,000	1,050,200
4% 11/1/23	2,780,000	2,852,163
4% 11/1/24	200,000	207,149
4% 11/1/25	800,000	837,571
5% 1/1/23	5,625,000	5,725,778
5% 1/1/24	2,105,000	2,196,676
5% 1/1/24	1,250,000	1,304,439
5% 11/1/26	870,000	957,889
Series 2021 A:
5% 1/1/23	140,000	142,508
5% 1/1/24	170,000	177,404
5% 1/1/24	190,000	199,063
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.) Series 2014 U:
5% 10/1/22	20,000	20,232
5% 10/1/23	55,000	57,348
Main Street Natural Gas, Inc.:
Bonds:
Series 2018 A, 4%, tender 9/1/23 (a)	4,750,000	4,838,825
Series 2018 B, 1 month U.S. LIBOR + 0.750% 1.286%, tender 9/1/23 (a)(b)	22,200,000	22,064,598
Series 2018 C, 4%, tender 12/1/23 (a)	3,155,000	3,222,328
Series 2018 E, SIFMA Municipal Swap Index + 0.570% 1.36%, tender 12/1/23 (a)(b)	12,500,000	12,495,638
Series 2019 B, 4%, tender 12/2/24 (a)	1,210,000	1,248,087
Series 2018 A, 4% 3/1/23	200,000	202,705
Series 2019 A, 5% 5/15/23	1,750,000	1,788,874
Series 2021 A:
4% 9/1/24	500,000	514,329
4% 3/1/25	430,000	443,740
4% 9/1/25	400,000	413,971
Series 2021 C:
4% 12/1/22	900,000	907,508
4% 12/1/23	1,470,000	1,496,272
Series 2022 A:
4% 12/1/23	735,000	748,136
4% 12/1/25	1,500,000	1,540,462
4% 12/1/26	245,000	252,428
Monroe County Dev. Auth. Poll. Cont. Rev.:
(Georgia Pwr. Co. Plant Scherer Proj.) Series 1995, 2.25% 7/1/25	435,000	421,158
Bonds (Oglethorpe Pwr. Corp. Scherer Proj.) Series 2013 A, 1.5%, tender 2/3/25 (a)	1,500,000	1,461,707
Paulding County Hosp. Auth. Rev. Series 2022 A, 5% 4/1/24	365,000	384,487
Private Colleges & Univs. Auth. Rev. (The Savannah College of Art & Design Projs.) Series 2021, 5% 4/1/25	600,000	640,523

TOTAL GEORGIA		88,993,753

Guam - 0.1%
Guam Pwr. Auth. Rev. Series 2022 A:
5% 10/1/22 (e)	510,000	513,493
5% 10/1/23 (e)	2,370,000	2,444,709
5% 10/1/24 (e)	2,595,000	2,721,947
5% 10/1/25 (e)	870,000	926,255

TOTAL GUAM		6,606,404

Hawaii - 0.3%
Hawaii Arpts. Sys. Rev. Series 2022 B:
5% 7/1/23 (c)	5,000,000	5,157,002
5% 7/1/24 (c)	2,000,000	2,099,587
Hawaii Dept. of Budget & Fin. Spl. Purp. Rev.:
(Queens Health Sys. Proj.) Series 2015 B, SIFMA Municipal Swap Index + 0.140% 1.24%, tender 7/1/39 (a)(b)	515,000	515,000
Series 2017 A, 3.1% 5/1/26 (c)	2,175,000	2,181,145
Hawaii Gen. Oblig. Series 2020 A:
5% 7/1/24 (c)	655,000	692,400
5% 7/1/25 (c)	350,000	378,102
Honolulu City & County Gen. Oblig. Series 2022 A, 5% 11/1/26 (e)	815,000	901,187
State of Hawaii Dept. of Trans. Series 2013:
5% 8/1/22 (c)	45,000	45,218
5% 8/1/23 (c)	30,000	30,944
5.25% 8/1/24 (c)	890,000	917,493

TOTAL HAWAII		12,918,078

Idaho - 0.0%
Idaho Hsg. & Fin. Assoc. Single Family Mtg. Series 2019 A, 4% 1/1/50	40,000	41,035
Illinois - 3.5%
Champaign County Cmnty. Unit Series 2020 A, 0% 1/1/26	800,000	723,585
Chicago Board of Ed.:
Series 1999, 0% 12/1/22 (Berkshire Hathaway Assurance Corp. Insured) (FGIC Insured)	560,000	554,779
Series 2019 A, 5% 12/1/23	1,000,000	1,025,721
Chicago Gen. Oblig. Series 2020 A, 5% 1/1/25	1,500,000	1,559,291
Chicago Metropolitan Wtr. Reclamation District of Greater Chicago Series 2021 C, 5% 12/1/23	990,000	1,037,447
Chicago Midway Arpt. Rev.:
Series 2013 B:
5% 1/1/23	205,000	208,889
5% 1/1/25	150,000	152,290
5% 1/1/26	275,000	278,847
Series 2014 A:
5% 1/1/24 (c)	1,000,000	1,039,426
5% 1/1/26 (c)	595,000	615,802
5% 1/1/27 (c)	615,000	635,522
5% 1/1/28 (c)	100,000	103,175
5% 1/1/29 (c)	675,000	695,620
Series 2014 B:
5% 1/1/23	225,000	229,268
5% 1/1/26	140,000	145,270
Series 2016 A, 5% 1/1/24 (c)	1,000,000	1,039,426
Chicago Motor Fuel Tax Rev. Series 2013, 5% 1/1/23 (Escrowed to Maturity)	10,000	10,203
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2013 A, 5% 1/1/23 (c)	3,740,000	3,803,071
Series 2013 B, 5% 1/1/23	1,020,000	1,039,350
Series 2015 B, 5% 1/1/23	475,000	484,011
Series 2015 C, 5% 1/1/24 (c)	1,865,000	1,938,530
Series 2015 D, 5% 1/1/23	200,000	203,794
Series 2016 A:
5% 1/1/23 (c)	250,000	254,216
5% 1/1/24 (c)	305,000	317,025
Series 2017 D:
5% 1/1/24 (c)	1,000,000	1,039,426
5% 1/1/27 (c)	85,000	91,789
Chicago Park District Gen. Oblig. Series 2021 D, 4% 1/1/23	975,000	988,573
Chicago Spl. Assessment (Lakeshore East Proj.) Series 2022, 1.57% 12/1/22	270,000	268,582
Chicago Transit Auth. Cap. Grant Receipts Rev.:
Series 2017:
5% 6/1/24	445,000	467,452
5% 6/1/25	25,000	26,764
Series 2021:
5% 6/1/22	875,000	875,000
5% 6/1/23	1,075,000	1,108,979
Chicago Wastewtr. Transmission Rev. Series 2012, 5% 1/1/23	25,000	25,139
Cook County Gen. Oblig.:
Series 2012 C:
5% 11/15/22	740,000	750,964
5% 11/15/23	385,000	390,720
Series 2014 A, 5% 11/15/22	475,000	482,038
Series 2021 A:
5% 11/15/22	10,200,000	10,351,124
5% 11/15/23	4,550,000	4,737,160
5% 11/15/24	50,000	53,152
5% 11/15/25	50,000	54,237
Series 2021 B:
4% 11/15/22	1,250,000	1,262,908
4% 11/15/23	865,000	888,271
4% 11/15/24	625,000	648,380
4% 11/15/25	465,000	487,200
4% 11/15/26	235,000	248,272
Geneva Gen. Oblig. Series 2021, 4% 2/1/23	275,000	279,409
Illinois Dev. Fin. Auth. Retirement Hsg. Regency Park Rev. Series 1991 A, 0% 7/15/23 (Escrowed to Maturity)	300,000	294,057
Illinois Dev. Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2019, 0.4%, tender 11/1/22 (a)(c)	1,900,000	1,885,847
Illinois Fin. Auth.:
Bonds Series 2020 B, 5%, tender 11/15/24 (a)	1,450,000	1,519,109
Series 2013 A:
5% 6/1/23	540,000	557,885
5% 6/1/23 (Escrowed to Maturity)	55,000	56,672
Series 2020 A, 5% 8/15/22	750,000	755,792
Series 2021 A:
5% 7/15/22	300,000	301,289
5% 10/1/25	2,000,000	2,179,544
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C, 5% 8/1/26	35,000	37,510
(Edward-Elmhurst Healthcare) Series 2017 A, 5% 1/1/25 (Escrowed to Maturity)	100,000	107,471
Bonds:
Series 2017 B, 5%, tender 12/15/22 (a)	265,000	269,637
Series 2019, 1.044%, tender 6/1/22 (a)(e)	2,000,000	2,007,963
Series 2014 A, 5% 10/1/26	500,000	531,675
Series 2014, 5% 8/1/22	1,000,000	1,005,966
Series 2015 A:
5% 11/15/22	10,000	10,147
5% 11/15/22	1,000,000	1,016,097
5% 11/15/24	150,000	158,978
5% 11/15/25	45,000	48,611
5% 11/15/26	45,000	48,364
Series 2015 B, 5% 11/15/24	45,000	48,026
Series 2016 A:
5% 2/15/23	20,000	20,492
5% 8/15/23 (Escrowed to Maturity)	35,000	36,320
5% 8/15/24 (Escrowed to Maturity)	50,000	53,097
5% 7/1/25	250,000	272,175
5% 8/15/35 (Pre-Refunded to 8/15/26 @ 100)	195,000	216,152
Series 2016 B, 5% 8/15/24	775,000	820,508
Series 2016 C:
5% 2/15/23	700,000	715,740
5% 2/15/24	345,000	362,277
Series 2016:
5% 7/1/22	65,000	65,198
5% 11/15/23	235,000	245,252
5% 11/15/24	245,000	260,507
5% 5/15/25	10,000	10,700
5% 12/1/25	325,000	351,153
5% 5/15/26	20,000	21,725
5% 5/15/27	25,000	27,094
Series 2017:
5% 1/1/23	35,000	35,707
5% 1/1/25	50,000	53,670
Series 2018 A, 5% 5/15/24	250,000	263,336
Series 2019, 5% 9/1/22	225,000	226,673
Illinois Gen. Oblig.:
Series 2012 A, 4% 1/1/23	30,000	30,052
Series 2012:
4% 9/1/22	200,000	201,200
5% 8/1/22	1,760,000	1,770,058
Series 2013 A, 5% 4/1/24	795,000	815,993
Series 2013:
5% 7/1/22	375,000	376,079
5% 7/1/23	1,700,000	1,752,577
5.5% 7/1/24	835,000	861,691
Series 2014:
5% 4/1/23	50,000	51,245
5% 2/1/25	50,000	51,892
Series 2016:
5% 2/1/24	450,000	469,268
5% 1/1/26	300,000	322,362
5% 2/1/26	1,235,000	1,328,629
Series 2017 A:
5% 12/1/22	5,000,000	5,079,796
5% 12/1/23	750,000	779,844
Series 2017 D:
5% 11/1/22	2,400,000	2,432,392
5% 11/1/23	2,400,000	2,491,538
5% 11/1/26	1,000,000	1,086,024
Series 2018 A, 5% 10/1/26	1,340,000	1,454,083
Series 2020 B, 5% 10/1/28	1,030,000	1,129,720
Series 2020 D, 5% 10/1/22	7,500,000	7,582,280
Series 2021 A:
5% 3/1/23	380,000	388,644
5% 3/1/24	2,000,000	2,088,484
Series 2021 B, 5% 3/1/23	670,000	685,241
Series 2022 A:
5% 3/1/23 (e)	2,050,000	2,096,634
5% 3/1/24 (e)	2,165,000	2,260,784
Series 2022 B:
5% 3/1/24 (e)	1,480,000	1,545,478
5% 3/1/25 (e)	4,325,000	4,589,254
5% 3/1/26 (e)	3,185,000	3,430,434
Series 2022 D1, 5% 3/1/23 (e)	2,630,000	2,689,828
Illinois Health Facilities Auth. Rev. Series 2003, 1.6% 11/15/22	155,000	155,154
Illinois Hsg. Dev. Auth. Multi-family Hsg. Rev. Bonds:
Series 2015, 1.79%, tender 5/15/25, LOC Fed. Home Ln. Bank, San Francisco (a)	2,425,000	2,438,462
Series 2020, 0.325%, tender 8/1/22 (a)	12,250,000	12,218,052
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A:
5% 2/1/23	25,000	25,525
5% 2/1/24	420,000	440,450
Illinois Reg'l. Trans. Auth.:
Series 2004 A, 5.5% 6/1/22 (Assured Guaranty Muni. Corp. Insured)	350,000	350,000
Series 2017 A, 5% 7/1/24	285,000	302,351
Illinois Sales Tax Rev.:
Series 2013, 5% 6/15/24	400,000	410,557
Series 2016 C, 5% 6/15/22	285,000	285,367
Series 2016 D, 5% 6/15/23	1,500,000	1,541,930
Series 2021 A:
3% 6/15/22	1,670,000	1,670,954
4% 6/15/23	3,175,000	3,231,422
4% 6/15/24	1,670,000	1,716,456
Series 2021 C:
5% 6/15/23	75,000	77,097
5% 6/15/24	85,000	89,040
5% 6/15/25	50,000	53,164
Illinois State Univ. Revs. Series 2018 A, 5% 4/1/23 (Assured Guaranty Muni. Corp. Insured)	290,000	297,323
Illinois Toll Hwy. Auth. Toll Hwy. Rev. Series 2014 A, 5% 12/1/22	1,090,000	1,109,085
Joliet Wtrwks. & Swr. Rev. Series 2022, 5% 1/1/24	2,175,000	2,265,232
Kane County School District No. 131:
Series 2020 A:
4% 12/1/22 (Assured Guaranty Muni. Corp. Insured)	235,000	237,896
5% 12/1/23 (Assured Guaranty Muni. Corp. Insured)	290,000	301,882
Series 2020 B, 4% 12/1/22 (Assured Guaranty Muni. Corp. Insured)	435,000	440,361
Kane, Cook, DuPage, McHenry & DeKalb Counties Cmnty. College District #509 Elgin Series 2021 B:
4% 12/15/23	155,000	160,271
4% 12/15/24	450,000	470,679
Kane, McHenry, Cook & DeKalb Counties Unit School District #300 Series 2015 5% 1/1/27	395,000	423,686
Kendall, Kane & Will Counties Cmnty. Unit School District #308 Series 2011, 5.5% 2/1/23	550,000	563,945
Matteson Gen. Oblig.:
Series 2021 A, 4% 12/1/23	705,000	725,347
Series 2021 B, 4% 12/1/23	525,000	540,152
McHenry County Cmnty. School District #200 Series 2006 B:
0% 1/15/24	60,000	57,621
0% 1/15/24 (Escrowed to Maturity)	45,000	43,663
0% 1/15/25	110,000	102,251
0% 1/15/26	80,000	71,991
McHenry County Conservation District Gen. Oblig. Series 2014, 5% 2/1/23	65,000	66,404
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.) Series 1996 A, 0% 6/15/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	150,000	146,066
Series 2012 B, 5% 12/15/22	1,655,000	1,679,712
Series 2022 A, 3% 6/15/24	630,000	630,806
Peoria County Gen. Oblig. Series 2021 A, 4% 1/1/24	1,000,000	1,027,314
Railsplitter Tobacco Settlement Auth. Rev. Series 2017:
5% 6/1/22	3,520,000	3,520,000
5% 6/1/23	2,990,000	3,071,895
5% 6/1/24	635,000	665,009
Skokie Pk District Series 2003, 0% 12/1/22	1,830,000	1,811,866
Univ. of Illinois Board of Trustees Ctfs. of Prtn. Series 2014 C, 5% 3/15/23	265,000	271,395
Univ. of Illinois Rev. Series 2018 B, 5% 4/1/23 (Assured Guaranty Muni. Corp. Insured)	270,000	277,226
Upper Illinois River Valley Dev. Auth. Rev. Series 2018, 5% 12/1/24	300,000	316,226
Village of Westchester Gen. Oblig. Series 2021, 4% 12/1/22	500,000	506,662
Waukegan Gen. Oblig.:
Series 2018 A, 4% 12/30/22 (Assured Guaranty Muni. Corp. Insured)	425,000	430,621
Series 2018 B, 4% 12/30/22 (Assured Guaranty Muni. Corp. Insured)	400,000	405,290

TOTAL ILLINOIS		158,003,875

Indiana - 1.1%
Ctr. Grove Cmnty. School Corp. Series 2021 B:
3% 1/1/23	600,000	604,309
4% 1/1/24	2,065,000	2,123,680
Fort Wayne Cmnty. Schools Bldg. Corp. Series 2021:
4% 7/15/22	575,000	576,963
4% 1/15/23	625,000	634,786
Fort Wayne Redev. Auth. (Grand Wayne Ctr. Proj.) Series 2022:
4% 2/1/24	770,000	794,445
4% 8/1/26	895,000	948,554
Hammond Multi-School Bldg. Corp. Series 2018, 5% 1/15/24	640,000	670,599
Indiana Dev. Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2001, 0.4%, tender 10/3/22 (a)(c)	3,500,000	3,481,998
Indiana Fin. Auth. Econ. Dev. Rev. Bonds (Republic Svcs., Inc. Proj.) Series A, 1.05%, tender 6/1/22 (a)(c)	1,500,000	1,500,000
Indiana Fin. Auth. Health Sys. Rev.:
Bonds Series 2019 B, 2.25%, tender 7/1/25 (a)	710,000	712,180
Series 2017 C, 5% 11/1/22	1,100,000	1,116,849
Indiana Fin. Auth. Hosp. Rev.:
Bonds Series 2011 M, 0.7%, tender 1/1/26 (a)	3,680,000	3,479,502
Series 2013:
5% 8/15/22	15,000	15,110
5% 8/15/23	20,000	20,749
Indiana Fin. Auth. Rev.:
(Butler Univ. Proj.) Series 2019:
3% 2/1/23	225,000	227,008
4% 2/1/24	200,000	206,316
4% 2/1/25	275,000	285,249
(DePauw Univ. Proj.) Series 2019, 5% 7/1/22	600,000	601,603
(Ohio River Bridges East End Crossing Proj.) Series 2013 A:
5% 7/1/44 (Pre-Refunded to 7/1/23 @ 100) (c)	10,000,000	10,342,366
5% 7/1/48 (Pre-Refunded to 7/1/23 @ 100) (c)	4,000,000	4,136,946
Series 2016, 5% 9/1/26	205,000	225,927
Indiana Fin. Auth. Wastewtr. Util. Rev. (CWA Auth. Proj.):
Series 2012 A, 5% 10/1/22	35,000	35,420
Series 2014 A, 5% 10/1/22	15,000	15,180
Series 2015 A:
5% 10/1/24	35,000	37,399
5% 10/1/25	35,000	37,366
Indiana Health Facility Fing. Auth. Rev. Bonds Series 2001 A2, 2%, tender 2/1/23 (a)	155,000	155,130
Indiana Hsg. & Cmnty. Dev. Auth. Series 2021 C1, 3% 1/1/52	1,000,000	985,389
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2017 A, 5% 1/1/25	705,000	755,096
Indianapolis Local Pub. Impt.:
(Indianapolis Arpt. Auth. Proj.):
Series 2016 A1:
5% 1/1/23 (c)	45,000	45,827
5% 1/1/24 (c)	60,000	62,604
5% 1/1/25 (c)	65,000	68,895
Series 2019 D, 5% 1/1/24 (c)	270,000	281,716
Series 2021 A:
5% 6/1/22	1,265,000	1,265,000
5% 6/1/23	255,000	263,394
Marion High School Bldg. Corp.:
Series 2021 A:
4% 1/15/24	240,000	247,631
4% 1/15/25	250,000	261,335
4% 7/15/25	255,000	268,306
Series 2021 B, 4% 1/15/23	205,000	208,057
Purdue Univ. Rev. Series 2012 AA, 5% 7/1/27	255,000	255,793
Upland Econ. Dev. Rfdg. Rev. (Taylor Univ. Proj.) Series 2021:
4% 9/1/22	200,000	201,248
4% 9/1/23	275,000	282,352
Vinton Tecumseh School Bldg. Corp. Series 2021:
3% 1/15/24	490,000	497,654
3% 7/15/25	515,000	524,730
Warrick County Envir. Impt. Rev. Bonds (Southern Indiana Gas and Elec. Co.) Series 2015, 0.875%, tender 9/1/23 (a)(c)	2,800,000	2,751,524
Whiting Envir. Facilities Rev. Bonds (BP Products North America, Inc. Proj.):
Series 2015, 5%, tender 11/1/22 (a)(c)	1,780,000	1,798,151
Series 2016 A, 5%, tender 3/1/23 (a)(c)	4,400,000	4,474,181
Series 2019 A, 5%, tender 6/5/26 (a)(c)	3,515,000	3,752,602

TOTAL INDIANA		52,237,119

Iowa - 0.1%
Iowa Fin. Auth. Rev. Series 2018 B, 5% 2/15/24	200,000	209,913
Iowa Fin. Auth. Solid Waste Facilities Bonds (Gevo NW Iowa RNG, LLC Renewable Natural Gas Proj.) Series 2021, 1.5%, tender 4/1/24, LOC Citibank NA (a)(c)	1,500,000	1,491,834
Iowa Higher Ed. Ln. Auth. Rev. (Grinnell College Proj.) Series 2017, 4% 12/1/24	250,000	262,281
Iowa Student Ln. Liquidity Corp. Student Ln. Rev.:
Series 2018 A, 5% 12/1/22 (c)	725,000	736,603
Series 2019 B, 5% 12/1/23 (c)	600,000	624,131

TOTAL IOWA		3,324,762

Kansas - 0.2%
Desoto Unified School District # 232 Series 2015 A, 5% 9/1/22	35,000	35,320
Wichita Gen. Oblig. Series 2021 306, 4% 10/15/22	10,000,000	10,099,080
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev. Series 2016 A:
5% 9/1/22	10,000	10,092
5% 9/1/23	15,000	15,604
5% 9/1/25	15,000	16,287

TOTAL KANSAS		10,176,383

Kentucky - 1.0%
Ashland Med. Ctr. Rev. (Ashland Hosp. Corp. D/B/A King's Daughters Med. Ctr. Proj.) Series 2016 A:
5% 2/1/24	30,000	31,405
5% 2/1/25	20,000	21,146
Hazard Healthcare Rev. Series 2021:
5% 7/1/23	350,000	362,442
5% 7/1/24	230,000	241,931
Kenton County Arpt. Board Arpt. Rev. Series 2016, 5% 1/1/24	200,000	209,188
Kentucky Asset/Liability Commission Agcy. Fund Rev. Series A, 5% 9/1/22	2,000,000	2,017,841
Kentucky Asset/Liability Commission Gen. Fund Rev. Series 2021 A, 5% 11/1/24	435,000	463,846
Kentucky Bond Dev. Corp. Edl. Facilities:
(Transylvania Univ. Proj.) Series 2021 A, 2% 3/1/23	320,000	320,631
(Transylvania Univ. Proj.) Series 2021 A, 4% 3/1/25	340,000	353,426
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. Series 2017 A, 5% 6/1/22	1,000,000	1,000,000
Kentucky Econ. Dev. Fin. Auth. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series A, 1.05%, tender 6/1/22 (a)(c)	4,000,000	4,000,000
Kentucky Higher Ed. Student Ln. Corp. Rev.:
Series 2019 A1 5% 6/1/23 (c)	250,000	257,550
Series 2019 A1, 5% 6/1/22 (c)	200,000	200,000
Kentucky Hsg. Corp. Multi-family Rev. Bonds:
(Cambridge Square Proj.) Series 2021, 0.3%, tender 2/1/24 (a)	3,500,000	3,361,008
(City View Park Proj.) Series 2020, 1.16%, tender 8/1/22 (a)	4,000,000	3,998,465
Kentucky State Property & Buildings Commission Rev.:
Series 2005, 5% 8/1/22	250,000	251,517
Series 2013 A, 5% 10/1/23	365,000	380,191
Series 2015, 4% 8/1/25	200,000	209,501
Series 2016 B:
5% 11/1/23	2,730,000	2,849,596
5% 11/1/24	285,000	302,653
Series 2016:
3% 2/1/24	350,000	356,224
5% 11/1/23	1,435,000	1,498,276
5% 2/1/24	275,000	288,760
5% 10/1/24	425,000	450,429
Series 2017, 5% 4/1/23	600,000	616,562
Series 2018, 5% 5/1/23	1,415,000	1,457,430
Series A:
5% 11/1/22	610,000	618,960
5% 11/1/25	350,000	379,002
Series B:
5% 8/1/22	4,660,000	4,688,271
5% 8/1/23	3,265,000	3,386,152
5% 8/1/25	300,000	323,333
Kentucky State Univ. Ctfs. of Prtn. (Kentucky State Univ. Proj.) Series 2021, 5% 11/1/25	280,000	304,064
Kentucky, Inc. Pub. Energy:
Bonds:
Series 2018 B, 4%, tender 1/1/25 (a)	225,000	230,438
Series 2019 A1, 4%, tender 6/1/25 (a)	1,000,000	1,027,643
Series A, 4%, tender 6/1/26 (a)	165,000	170,158
Series A, 4% 12/1/22	350,000	353,354
Louisville & Jefferson County:
Bonds:
Series 2020 B, 5%, tender 10/1/23 (a)	840,000	869,998
Series 2020 C, 5%, tender 10/1/26 (a)	2,015,000	2,225,814
Series 2016 A, 5% 10/1/22	200,000	202,406
Louisville Reg'l. Arpt. Auth. Sys. Rev. Series 2014 A:
5% 7/1/23 (c)	1,750,000	1,804,570
5% 7/1/24 (c)	155,000	162,236
Louisville/Jefferson County Metropolitan Gov. Series 2012 A:
5% 12/1/24 (Pre-Refunded to 6/1/22 @ 100)	2,560,000	2,560,000
5% 12/1/28 (Pre-Refunded to 6/1/22 @ 100)	55,000	55,000
5% 12/1/29 (Pre-Refunded to 6/1/22 @ 100)	230,000	230,000
Paducah Elec. Plant Board Rev. Series 2019, 5% 10/1/22	2,005,000	2,027,635

TOTAL KENTUCKY		47,119,052

Louisiana - 0.7%
Lake Charles Hbr. & Term. Rev. Bonds (Big Lake Fuels LLC Proj.) Series 2021, 1%, tender 12/1/24 (a)(c)	1,300,000	1,212,766
Louisiana Citizens Property Ins. Corp. Assessment Rev. Series 2015, 5% 6/1/22 (Assured Guaranty Muni. Corp. Insured)	900,000	900,000
Louisiana Gas & Fuel Tax Rev. Bonds Series 2022 A, U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.500% 1.046%, tender 5/1/26 (a)(b)	3,970,000	3,894,063
Louisiana Gen. Oblig.:
Series 2015 A, 5% 5/1/24	350,000	370,355
Series 2016 D, 5% 9/1/24	155,000	164,861
Series 2020 A, 5% 3/1/23	500,000	513,012
Louisiana Local Govt. Envir. Facilities and Cmnty. Dev. Auth. Bonds:
(American Biocarbon, CT, LLC Proj.) Series 2021, 0.25%, tender 6/1/22 (a)(c)	4,300,000	4,300,000
(East Baton Rouge Sewerage Commission Proj.) Series 2020 B, 0.875%, tender 2/1/25 (a)	4,000,000	3,784,814
Louisiana Offshore Term. Auth. Deepwater Port Rev. Bonds Series 2010 B-1A, 2%, tender 10/1/22 (a)	815,000	815,078
Louisiana Stadium and Exposition District:
Series 2013 A, 5% 7/1/22	20,000	20,058
Series 2021, 4% 7/3/23	1,685,000	1,707,858
New Orleans Aviation Board Rev.:
(North Term. Proj.):
Series 2015 B, 5% 1/1/25 (c)	150,000	158,873
Series 2017 B:
5% 1/1/23 (c)	1,070,000	1,088,732
5% 1/1/24 (c)	20,000	20,823
5% 1/1/25 (c)	5,000	5,296
5% 1/1/26 (c)	15,000	16,131
Series 2017 D2:
5% 1/1/23 (c)	10,000	10,175
5% 1/1/24 (c)	15,000	15,618
5% 1/1/25 (c)	115,000	121,803
St. John Baptist Parish Rev. Bonds (Marathon Oil Corp.) Series 2017, 2%, tender 4/1/23 (a)	10,255,000	10,159,714
State of Louisiana Grant Anticipation Rev. Series 2021:
5% 9/1/22	2,400,000	2,422,618
5% 9/1/23	865,000	900,819
5% 9/1/24	785,000	834,405
Tobacco Settlement Fing. Corp. Series 2013 A, 5% 5/15/23	110,000	113,000

TOTAL LOUISIANA		33,550,872

Maine - 0.1%
Maine Fin. Auth. Student Ln. Rev. Series 2019 A, 5% 12/1/23 (Assured Guaranty Muni. Corp. Insured) (c)	500,000	520,862
Maine Health & Higher Edl. Facilities Auth. Rev.:
Series 2020 A:
4% 7/1/22	190,000	190,434
4% 7/1/22 (Escrowed to Maturity)	235,000	235,533
Series 2021 A:
5% 7/1/24	500,000	526,980
5% 7/1/25	500,000	536,287
5% 7/1/26	975,000	1,061,367
Maine Tpk. Auth. Tpk. Rev. Series 2015:
5% 7/1/22	40,000	40,123
5% 7/1/26	250,000	271,082

TOTAL MAINE		3,382,668

Maryland - 0.6%
Baltimore Proj. Rev.:
(Wtr. Projs.) Series 2020 A, 5% 7/1/23	400,000	414,483
Series 2017 D:
5% 7/1/24	70,000	74,365
5% 7/1/25	75,000	81,488
Howard County Gen. Oblig. Series A, 5% 8/15/22	1,000,000	1,007,992
Hsg. Opportunities Commission of Montgomery County Series 2021 C, 0.8% 7/1/25	105,000	99,483
Maryland Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev.:
Series 2019 B, 4% 9/1/49	185,000	189,566
Series 2020 C, 0.625% 7/1/22	500,000	499,568
Series 2021 A, 0.83% 5/1/23 (d)	4,000,000	3,962,889
Series 2021 C:
0.375% 7/1/23	260,000	255,737
0.6% 7/1/24	560,000	540,466
Series 2022, 1.33% 1/1/24 (d)	5,000,000	4,918,961
Series A:
0.2% 3/1/23	1,015,000	1,003,133
0.25% 9/1/23	775,000	758,651
Maryland Dept. of Trans.:
Series 2022 A:
5% 12/1/22	205,000	208,775
5% 12/1/23	95,000	99,567
Series 2022 B:
5% 12/1/23 (e)	120,000	123,840
5% 12/1/24 (e)	220,000	232,145
Maryland Health & Higher Edl. Bonds Series 2020, 5%, tender 7/1/25 (a)	1,000,000	1,062,245
Maryland Health & Higher Edl. Facilities Auth. Rev.:
Series 2015:
5% 7/1/22	20,000	20,059
5% 7/1/23	20,000	20,704
5% 7/1/24	45,000	47,381
5% 7/1/25	40,000	42,842
5% 7/1/25 (Pre-Refunded to 7/1/24 @ 100)	1,145,000	1,213,505
Series 2020 A, 4% 7/1/22	100,000	100,220
Series 2020 B, 5% 4/15/23	675,000	693,431
Maryland Stadium Auth. Built to Learn Rev.:
Series 2021, 5% 6/1/23	1,250,000	1,290,392
Series 2022 A:
5% 6/1/23	600,000	619,388
5% 6/1/26	850,000	930,791
Maryland Trans. Auth. Trans. Facility Projs. Rev.:
Series 2020, 5% 7/1/22	1,500,000	1,504,811
Series 2021 A, 5% 7/1/24	1,250,000	1,327,947
Montgomery County Gen. Oblig. Bonds Series 2013 MD, 0.6%, tender 6/1/22 (a)	4,200,000	4,200,000

TOTAL MARYLAND		27,544,825

Massachusetts - 1.4%
Boston Hsg. Auth. Cap. Prog. Series 2020 B:
5% 4/1/23	450,000	462,687
5% 4/1/24	475,000	501,239
Massachusetts Bay Trans. Auth. Sales Tax Rev.:
Series 2016 A, 0% 7/1/23	355,000	347,168
Series B, 5% 7/1/22	900,000	902,679
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev. Bonds Series 2019 A, 5%, tender 1/1/23 (a)	4,955,000	5,048,998
Massachusetts Dev. Fin. Agcy. Multi-family Hsg. Rev. Bonds Series 2021, 0.25%, tender 7/1/23 (a)	1,750,000	1,707,087
Massachusetts Dev. Fin. Agcy. Rev.:
Bonds:
Series 2011 N, 0.45%, tender 7/1/25 (a)	3,200,000	2,958,742
Series S3, SIFMA Municipal Swap Index + 0.500% 1.29%, tender 6/2/22 (a)(b)	3,400,000	3,383,380
Series 2015 C, 5% 10/1/22	200,000	202,325
Series 2015 H1, 5% 7/1/22	575,000	576,754
Series 2016 A, 5% 7/15/22	30,000	30,140
Series 2016 I:
5% 7/1/22	410,000	411,197
5% 7/1/23	15,000	15,487
5% 7/1/24	25,000	26,167
5% 7/1/25	20,000	21,286
5% 7/1/26	20,000	21,611
Series 2019 A:
5% 7/1/22	450,000	451,339
5% 7/1/24	155,000	162,944
Series 2019 O:
5% 12/1/23	130,000	135,915
5% 12/1/24	100,000	106,807
Series 2020 A2, 5% 7/1/22	310,000	310,948
Series 2021 A, 5% 6/1/23	360,000	369,392
Series C:
5% 10/1/22 (Assured Guaranty Muni. Corp. Insured)	275,000	278,252
5% 10/1/23 (Assured Guaranty Muni. Corp. Insured)	350,000	363,954
5% 10/1/24 (Assured Guaranty Muni. Corp. Insured)	325,000	344,142
Series Q, 5% 7/1/22	250,000	250,765
Massachusetts Edl. Fing. Auth. Rev.:
Series 2011 J, 5.125% 7/1/22 (c)	2,080,000	2,082,178
Series 2013, 5% 7/1/22 (c)	400,000	401,098
Series 2014:
5% 1/1/23 (c)	3,000,000	3,060,257
5% 1/1/24 (c)	5,000,000	5,175,039
Series 2015 A:
5% 1/1/23 (c)	9,000,000	9,170,734
5% 1/1/24 (c)	8,250,000	8,538,814
Series 2016 J, 5% 7/1/23 (c)	725,000	745,874
Series 2016, 5% 7/1/24 (c)	535,000	560,529
Series 2020 C, 5% 7/1/23 (c)	375,000	386,898
Series 2021 B:
5% 7/1/24 (c)	750,000	788,906
5% 7/1/25 (c)	750,000	798,693
Massachusetts Gen. Oblig. Bonds Series D2, 1.7%, tender 8/1/22 (a)	980,000	980,485
Massachusetts Health & Edl. Facilities Auth. Rev.:
(Partners Healthcare Sys., Inc. Proj.) Series 2007 G2, 1.03%, tender 6/7/22 (Assured Guaranty Muni. Corp. Insured) (a)	8,815,000	8,815,000
Bonds Series I, 0.7%, tender 7/1/25 (a)	395,000	377,384
Massachusetts Port Auth. Rev.:
Series 2017 A:
5% 7/1/24 (c)	65,000	68,372
5% 7/1/25 (c)	25,000	26,776
Series 2019 C, 5% 7/1/24 (c)	345,000	362,897
Series 2021 E, 5% 7/1/23 (c)	500,000	516,409

TOTAL MASSACHUSETTS		62,247,748

Michigan - 0.8%
Brandon School District Series A, 5% 5/1/23	430,000	443,133
Carman-Ainsworth Cmnty. School District Series 2021, 4% 5/1/24	1,335,000	1,380,518
Chippewa Valley Schools Series 2016 B, 5% 5/1/24	200,000	211,631
Detroit Downtown Dev. Auth. Tax:
Series 1, 5% 7/1/22 (Assured Guaranty Muni. Corp. Insured)	500,000	501,525
Series A, 5% 7/1/25 (Assured Guaranty Muni. Corp. Insured)	550,000	580,483
Grand Rapids Pub. Schools Series 2017, 5% 5/1/23 (Assured Guaranty Muni. Corp. Insured)	30,000	30,933
Grand Traverse County Hosp. Fin. Auth.:
Series 2019 B, 5% 7/1/23	255,000	264,121
Series 2021:
5% 7/1/24	650,000	684,803
5% 7/1/25	480,000	514,836
Grosse Ile Township School District Unltd. Tax Gen. Oblig. Series 2016, 2% 5/1/24	125,000	124,741
Huron School District Series 2019, 5% 5/1/24	205,000	216,604
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
5% 5/15/24	10,000	10,533
5% 5/15/25	15,000	16,049
5% 5/15/26	15,000	16,294
Kent City Cmnty. Schools Series 2020, 4% 5/1/23	205,000	209,334
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. (Spectrum Health Sys. Proj.) Series 2015 A, SIFMA Municipal Swap Index + 0.250% 1.04%, tender 12/27/22 (a)(b)	1,000,000	1,000,000
Lake Superior State Univ. Series 2021, 4% 11/15/22 (Assured Guaranty Muni. Corp. Insured)	305,000	308,483
Ludington Area School District (Michigan School Bond Qualification and Ln. Prog.) Series 2022 II, 5% 11/1/25	1,230,000	1,338,239
Michigan Bldg. Auth. Rev. (Facilities Prog.) Series 2016 I, 5% 4/15/24	60,000	63,482
Michigan Fin. Auth. Rev.:
(Trinity Health Proj.) Series 2017, 5% 12/1/23	250,000	261,072
Bonds:
Series 2016 E1, 4%, tender 8/15/24 (a)	275,000	285,392
Series 2019 B, 3.5%, tender 11/15/22 (a)	7,550,000	7,599,730
Series 2012, 5% 11/1/22	350,000	355,214
Series 2014 25A, 5% 11/1/22 (c)	1,100,000	1,116,018
Series 2015 A:
5% 8/1/22	1,380,000	1,388,603
5% 8/1/23	630,000	654,492
Series 2015 D1:
0.25% 10/15/22	500,000	496,973
0.4% 10/15/23	650,000	631,964
0.55% 10/15/24	300,000	288,834
0.75% 10/15/25	250,000	237,491
Series 2015 MI:
5% 12/1/22	600,000	610,174
5% 12/1/24	100,000	106,832
Series 2016:
5% 11/15/22	715,000	726,608
5% 11/15/23	225,000	235,279
Series 2020 A, 4% 6/1/22	1,000,000	1,000,000
Michigan Gen. Oblig. Series 2016, 5% 3/15/23	85,000	87,281
Michigan Hosp. Fin. Auth. Rev.:
Bonds:
(Ascension Health Cr. Group Proj.) Series F5, 2.4%, tender 3/15/23 (a)	330,000	331,279
Series 2010 F1, 4%, tender 6/1/23 (a)	200,000	204,034
Series 2012 A, 5% 6/1/23	200,000	200,535
Michigan Hsg. Dev. Auth. Multi-family Hsg. Rev. Bonds (Cambridge Square of Flint Apts. Proj.) Series 2022, 1.5%, tender 5/1/23 (a)	5,000,000	4,963,632
Michigan Strategic Fund Exempt Facilities Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2001, 0.58%, tender 8/1/24 (a)(c)	150,000	141,575
Michigan Strategic Fund Ltd. Oblig. Rev. Series 2019, 4% 11/15/22	730,000	731,573
Northern Michigan Univ. Revs. Series 2018 A, 5% 12/1/22	700,000	712,503
Novi Cmnty. School District Series I, 4% 5/1/23	550,000	561,325
Portage Pub. Schools Series 2016:
5% 5/1/23	45,000	46,395
5% 11/1/23	30,000	31,362
5% 5/1/24	40,000	42,249
5% 11/1/24	45,000	48,094
5% 5/1/25	25,000	27,023
5% 11/1/25	25,000	27,329
5% 11/1/28	20,000	22,039
Roseville Cmnty. Schools Series 2014, 5% 5/1/23	300,000	309,329
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D, 5% 9/1/23	345,000	359,242
Saginaw Hosp. Fin. Auth. Hosp. Rev. Series 2020 J:
5% 7/1/22	455,000	456,384
5% 7/1/23	250,000	258,751
Warren Consolidated School District Series 2019, 4% 5/1/23	230,000	234,377
Wayne County Arpt. Auth. Rev.:
Series 2011 A:
4.125% 12/1/22 (Assured Guaranty Muni. Corp. Insured) (c)	530,000	530,890
5% 12/1/22 (c)	2,150,000	2,155,039
Series 2012 B, 5% 12/1/22 (c)	485,000	492,059
Wayne State Univ. Revs. Series 2013 A, 4% 11/15/23	350,000	360,738
Wayne-Westland Cmnty. Schools Series 2019, 5% 11/1/24	335,000	358,032

TOTAL MICHIGAN		37,603,487

Minnesota - 0.3%
Central Muni. Pwr. Agcy. Rev. Series 2021:
5% 1/1/23 (Assured Guaranty Muni. Corp. Insured)	330,000	336,706
5% 1/1/25 (Assured Guaranty Muni. Corp. Insured)	265,000	284,245
Maple Grove Health Care Sys. Rev. Series 2017, 5% 5/1/23	110,000	113,217
Minneapolis & Saint Paul Hsg. & Redev. Auth. Health Care Sys. Rev. (Allina Health Sys. Proj.) Series 2017 A, 5% 11/15/23	355,000	370,331
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev.:
Series 2014 A:
5% 1/1/23	20,000	20,379
5% 1/1/28	215,000	222,704
Series 2014 B, 5% 1/1/23 (c)	20,000	20,369
Series 2016 B, 4% 1/1/23	300,000	303,966
Series 2016, 5% 1/1/25	620,000	661,960
Series 2019 C, 5% 1/1/26	380,000	413,512
Minnesota Hsg. Fin. Agcy.:
Bonds Series 2018 D, SIFMA Municipal Swap Index + 0.430% 1.22%, tender 7/3/23 (a)(b)	2,955,000	2,951,323
Series 2021 A:
0.3% 7/1/22 (c)	190,000	189,817
0.4% 1/1/23 (c)	190,000	188,362
0.5% 7/1/23 (c)	185,000	181,630
0.625% 1/1/24 (c)	380,000	369,423
Series H:
0.55% 1/1/23 (c)	175,000	173,932
0.65% 1/1/24 (c)	180,000	176,071
Minnesota Muni. Gas Agcy. Rev.:
Bonds Series 2022 A, 4%, tender 12/1/27 (a)	1,725,000	1,806,759
Series 2022 A:
4% 12/1/22	1,350,000	1,365,423
4% 12/1/24	2,700,000	2,805,155
Moorhead Edl. Facilities Rev. (The Concordia College Corp. Proj.) Series 2016, 5% 12/1/25	65,000	67,929
Northern Muni. Pwr. Agcy. Elec. Sys. Rev. Series 2017:
5% 1/1/23	250,000	254,977
5% 1/1/24	35,000	36,653
Southern Minnesota Muni. Pwr. Agcy. Pwr. Supply Sys. Rev.:
Series 1994 A, 0% 1/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	290,000	280,315
Series 2015 A, 3% 1/1/23	250,000	252,085
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply Rev. Series 2014 A:
5% 1/1/23	65,000	66,325
5% 1/1/24	20,000	20,983

TOTAL MINNESOTA		13,934,551

Mississippi - 0.1%
Jackson Gen. Oblig. Series 2021:
5% 3/1/23	325,000	332,966
5% 3/1/24	500,000	525,299
Mississippi Dev. Bank Spl. Oblig. (Jackson Mississippi Sales Tax Rev. Infrastructure Proj.) Series 2020, 5% 9/1/24	740,000	785,231
Mississippi Hosp. Equip. & Facilities Auth.:
Bonds Series 2020 A2, 0.2%, tender 9/1/22 (a)	4,500,000	4,483,015
Series I, 5% 10/1/22	420,000	425,136

TOTAL MISSISSIPPI		6,551,647

Missouri - 0.4%
Cape Girardeau County Indl. Dev. Auth. (Southeast Hosp. Proj.) Series 2017 A:
5% 3/1/23	20,000	20,445
5% 3/1/24	15,000	15,669
5% 3/1/25	15,000	15,796
5% 3/1/26	20,000	21,375
Kansas City Spl. Oblig. (Main Streetcar Extension Proj.) Series 2022 C, 5% 9/1/22	800,000	805,890
Missouri Health & Edl. Facilities Rev.:
Series 2014 A, 5% 6/1/24	1,000,000	1,056,075
Series 2020:
5% 11/15/22	660,000	670,745
5% 11/15/23	815,000	851,633
Missouri Hsg. Dev. Commission Single Family Mtg. Rev. Series 2019, 4% 5/1/50	65,000	66,770
Missouri State Pub. Util. Commn Rev. Series 2022, 0.75% 8/1/23	10,000,000	9,825,491
Ozarks Technical Cmnty. College Series 2021:
5% 3/1/23	225,000	230,634
5% 3/1/25	225,000	241,620
Saint Louis Arpt. Rev.:
Series 2017 A, 5% 7/1/22 (Assured Guaranty Muni. Corp. Insured)	1,175,000	1,178,488
Series 2017 B:
5% 7/1/22 (Assured Guaranty Muni. Corp. Insured) (c)	500,000	501,356
5% 7/1/24 (Assured Guaranty Muni. Corp. Insured) (c)	250,000	262,656
Series 2019 B:
5% 7/1/22 (c)	365,000	365,975
5% 7/1/23 (c)	385,000	396,587
5% 7/1/24 (c)	400,000	420,250
5% 7/1/25 (c)	420,000	448,807
St Charles County Francis Howell R-III School District Gen. Oblig. Series 2022, 5% 3/1/23	375,000	384,560

TOTAL MISSOURI		17,780,822

Montana - 0.0%
Montana Board Hsg. Single Family:
Series 2019 B, 4% 6/1/50	30,000	30,840
Series 2022 A, 3% 6/1/52	265,000	261,511
Series A1, 3.5% 6/1/50	420,000	425,338

TOTAL MONTANA		717,689

Nebraska - 0.5%
Central Plains Energy Proj. Gas Supply:
Bonds Series 2019, 4%, tender 8/1/25 (a)	1,170,000	1,204,732
Series 2019, 4% 8/1/23	580,000	592,437
Douglas County Hosp. Auth. #2 Health Facilities Rev. Series 2020, 5% 11/15/22	130,000	131,813
Gretna Ctfs. of Prtn.:
Series 2021, 4% 12/15/25	2,620,000	2,719,171
Series 2022, 5% 12/15/25	4,000,000	4,257,304
Lincoln Arpt. Auth. Series 2021, 5% 7/1/23 (c)	725,000	749,584
Muni. Energy Agcy. of Nebraska Pwr. Swr. Rev. Series 2022 A:
5% 4/1/24	1,690,000	1,783,984
5% 4/1/25	2,835,000	3,049,824
Nebraska Invt. Fin. Auth. Single Family Hsg. Rev.:
Series 2019 B, 4% 9/1/49 (c)	120,000	122,362
Series 2022 B:
5% 3/1/24 (c)	1,050,000	1,095,745
5% 9/1/24 (c)	1,065,000	1,121,691
Nebraska Pub. Pwr. District Rev.:
Bonds Series 2020 A, 0.6%, tender 7/1/23 (a)	5,800,000	5,704,144
Series 2016 C, 5% 1/1/25	200,000	214,629
Series B, 5% 1/1/23	250,000	255,183
Omaha Pub. Pwr. District Elec. Rev. Series A, 5% 2/1/25	200,000	215,306

TOTAL NEBRASKA		23,217,909

Nevada - 1.2%
Clark County Arpt. Rev.:
(Sub Lien Proj.) Series 2017 A1, 5% 7/1/22 (c)	360,000	360,991
Series 2019 A, 5% 7/1/23	200,000	206,673
Series 2019 D, 5% 7/1/22	10,000,000	10,029,188
Series 2021 B:
5% 7/1/22 (c)	1,510,000	1,514,121
5% 7/1/23 (c)	2,500,000	2,576,597
5% 7/1/24 (c)	2,145,000	2,251,807
Clark County McCarran Int'l. Arpt. Passenger Facility Charge Rev.:
(Clark County Arpt. Rev. Proj.) Series 2017 B, 5% 7/1/22 (c)	2,665,000	2,672,493
Series 2019 E:
5% 7/1/22	480,000	481,401
5% 7/1/25	100,000	108,029
5% 7/1/27	275,000	308,142
Clark County School District:
Series 2015 C, 5% 6/15/22	500,000	500,712
Series 2016 A, 5% 6/15/23	255,000	263,868
Series 2017 A, 5% 6/15/22	710,000	711,010
Series 2017 C:
5% 6/15/22	3,300,000	3,304,696
5% 6/15/24	200,000	212,025
Series 2017 D:
5% 6/15/24	400,000	407,202
5% 6/15/25	350,000	356,257
Series 2018 A:
5% 6/15/23	435,000	450,128
5% 6/15/24	685,000	726,186
5% 6/15/25	315,000	341,896
Series 2020 A:
3% 6/15/22	500,000	500,352
3% 6/15/23 (Assured Guaranty Muni. Corp. Insured)	450,000	456,439
Las Vegas Convention & Visitors Auth. Series 2021:
5% 7/1/23	1,000,000	1,032,817
5% 7/1/24	1,000,000	1,056,052
Nevada Dept. of Bus. & Industry Bonds:
(Republic Svcs., Inc. Proj.) Series 2001, 0.28%, tender 6/1/22 (a)(c)(d)	3,500,000	3,500,000
Series 2020 A, 0.85%, tender 1/26/23 (a)(c)(d)	15,450,000	15,314,836
Nevada Gen. Oblig.:
Series 2013 D1, 5% 3/1/24	60,000	61,469
Series 2013 F1, 5% 3/1/25	250,000	255,901
Nevada Hsg. Division Bonds Series 2020, 0.3%, tender 10/1/22 (a)	4,220,000	4,195,544
Washoe County Gas & Wtr. Facilities Bonds (Sierra Pacific Pwr. Co. Proj.) Series 2016 B, 3%, tender 6/1/22 (a)	1,460,000	1,460,000

TOTAL NEVADA		55,616,832

New Hampshire - 0.5%
Nat'l. Fin. Auth. Hosp. Rev. (St. Luke's Univ. Health Network Proj.) Series 2021 B, 5% 8/15/25	1,140,000	1,232,923
Nat'l. Fin. Auth. Solid Bonds (Waste Mgmt., Inc. Proj.):
Series 2018 A, 1.165%, tender 7/1/24 (a)(c)	5,000,000	4,809,833
Series 2019 A2, 2.15%, tender 7/1/24 (a)(c)	555,000	542,370
Series 2020 A3, 1%, tender 6/1/22 (a)(c)	15,000,000	15,000,000
New Hampshire Bus. Fin. Auth. Wtr. Facility (Pennichuck Wtr. Works, Inc. Proj.) Series 2014 A, 5% 1/1/24 (Escrowed to Maturity) (c)	260,000	272,069
New Hampshire Health & Ed. Facilities Auth. Rev.:
Series 2012, 5% 7/1/27	120,000	120,196
Series 2016, 5% 10/1/23	425,000	441,373

TOTAL NEW HAMPSHIRE		22,418,764

New Jersey - 3.0%
Burlington County Bridge Commission Lease Rev. (Governmental Leasing Prog.) Series 2021:
4% 4/1/23	715,000	729,583
4% 4/1/24	425,000	440,403
Camden County Impt. Auth. Health Care Redev. Rev. Series 2014 A, 5% 2/15/23	70,000	71,499
Garden State Preservation Trust Open Space & Farmland Preservation Series B, 0% 11/1/22 (Assured Guaranty Muni. Corp. Insured)	680,000	674,710
Gloucester County Impt. Auth. Rev. Series 2021, 0.6% 3/1/24	2,400,000	2,300,077
Hudson County Impt. Auth. (Hudson County Courthouse Proj.) Series 2020, 4% 10/1/22	225,000	226,997
New Brunswick Parking Auth. Rev. Series 2020 B:
5% 9/1/23	675,000	700,052
5% 9/1/25	850,000	924,313
New Jersey Econ. Dev. Auth. Series QQQ:
5% 6/15/22	400,000	400,532
5% 6/15/23	420,000	433,285
5% 6/15/24	300,000	314,537
5% 6/15/25	385,000	410,093
5% 6/15/26	555,000	598,844
New Jersey Econ. Dev. Auth. Rev.:
(New Jersey Gen. Oblig. Proj.) Series 2017 B, 5% 11/1/24	515,000	543,831
(New Jersey Transit Corp. Projs.) Series 2017 B, 5% 11/1/22	1,900,000	1,927,349
(Provident Montclair Proj.) Series 2017:
4% 6/1/22 (Assured Guaranty Muni. Corp. Insured)	20,000	20,000
5% 6/1/23 (Assured Guaranty Muni. Corp. Insured)	25,000	25,803
5% 6/1/24 (Assured Guaranty Muni. Corp. Insured)	20,000	21,121
(The Goethals Bridge Replacement Proj.) Series 2013, 5% 1/1/24 (c)	350,000	361,889
Series 2005 N1, 5.5% 9/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	350,000	364,913
Series 2012 II, 5% 3/1/23	835,000	838,690
Series 2012:
5% 6/15/22	315,000	315,439
5% 6/15/22 (Assured Guaranty Corp. Insured)	900,000	901,271
Series 2013 NN, 5% 3/1/26	305,000	310,438
Series 2013:
5% 3/1/23	1,890,000	1,934,895
5% 3/1/24	480,000	490,014
5% 3/1/25	355,000	361,401
Series 2014 UU, 5% 6/15/24	400,000	419,382
Series 2015 XX:
4% 6/15/24	545,000	560,115
5% 6/15/23	75,000	77,372
Series 2017 DDD, 5% 6/15/22	220,000	220,293
Series 2019:
5.25% 9/1/22 (d)	5,550,000	5,601,236
5.25% 9/1/23 (d)	5,000,000	5,197,731
5.25% 9/1/24 (d)	2,100,000	2,211,438
Series UU, 3.1% 6/15/23	575,000	582,034
New Jersey Econ. Dev. Auth. Wtr. Facilities Rev.:
(New Jersey-American Wtr. Co., Inc. Proj.):
Series 2020 C, 1.15% 6/1/23 (c)	2,500,000	2,474,383
Series 2020 E, 0.85% 12/1/25 (c)	1,600,000	1,485,167
Bonds (New Jersey-American Wtr. Co., Inc.) Series 2020, 1.2%, tender 6/1/23 (a)(c)	2,000,000	1,978,280
New Jersey Edl. Facility:
Series 2015 C, 5% 7/1/22	240,000	240,582
Series 2016 A:
5% 7/1/22	140,000	140,397
5% 7/1/23	75,000	77,420
5% 7/1/24	175,000	184,553
Series 2016 E, 5% 7/1/22	625,000	626,762
New Jersey Gen. Oblig.:
Series 2013, 5% 6/1/23	580,000	597,457
Series 2014:
5% 6/1/22	400,000	400,000
5% 6/1/24	385,000	405,350
Series 2020 A:
4% 6/1/23	24,320,000	24,812,949
5% 6/1/24	1,530,000	1,610,872
5% 6/1/25	2,330,000	2,504,846
Series 2021, 2% 6/1/25	840,000	820,854
New Jersey Health Care Facilities Fing. Auth. Rev.:
Bonds Series 2019 B2, 5%, tender 7/1/25 (a)	150,000	160,748
Series 2011, 5% 7/1/22	400,000	401,266
Series 2013, 5% 7/1/22	325,000	326,002
Series 2016 A:
2% 7/1/22	250,000	250,160
5% 7/1/22	300,000	300,893
5% 7/1/22 (Escrowed to Maturity)	5,000	5,014
5% 7/1/24	25,000	26,427
5% 7/1/24 (Escrowed to Maturity)	20,000	21,197
5% 7/1/24 (Escrowed to Maturity)	10,000	10,556
5% 7/1/25 (Escrowed to Maturity)	10,000	10,778
5% 7/1/26 (Escrowed to Maturity)	5,000	5,498
5% 7/1/27 (Pre-Refunded to 7/1/26 @ 100)	5,000	5,498
Series 2016, 5% 7/1/22	460,000	461,411
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2012 1, 5% 12/1/22 (c)	500,000	506,305
Series 2015 1A:
5% 12/1/22 (c)	200,000	203,041
5% 12/1/24 (c)	55,000	58,152
Series 2016 1A:
5% 12/1/22 (c)	1,400,000	1,423,459
5% 12/1/23 (c)	1,400,000	1,456,306
5% 12/1/24 (c)	1,430,000	1,511,957
Series 2017 1A:
5% 12/1/22 (c)	215,000	218,711
5% 12/1/23 (c)	4,195,000	4,363,717
Series 2019 A:
5% 12/1/22	245,000	249,290
5% 12/1/23	4,260,000	4,455,120
5% 12/1/24	270,000	288,447
Series 2020 A, 5% 12/1/23 (c)	1,500,000	1,560,328
Series 2020:
5% 12/1/22 (c)	1,600,000	1,626,811
5% 12/1/22 (c)	1,660,000	1,686,568
5% 12/1/23 (c)	945,000	983,006
5% 12/1/24 (c)	675,000	713,686
Series 2021 A:
5% 12/1/23 (c)	200,000	208,044
5% 12/1/24 (c)	330,000	348,913
5% 12/1/25 (c)	700,000	753,898
Series 2021 B, 5% 12/1/24 (c)	570,000	602,668
New Jersey Hsg. & Mtg. Fin. Agcy. Bonds Series 2020 A, 0.75%, tender 6/1/22 (a)	2,000,000	2,000,000
New Jersey Hsg. & Mtg. Fin. Agcy. Multi-family Rev. Series 2021 B, 0.5% 11/1/23	670,000	654,908
New Jersey Hsg. & Mtg. Fin. Agcy. Rev.:
Series 2019 D:
4% 10/1/22 (c)	1,340,000	1,350,285
4% 4/1/23 (c)	115,000	116,895
4% 10/1/23 (c)	125,000	127,935
4% 4/1/25 (c)	150,000	155,433
Series 2021 H:
0.2% 4/1/23	235,000	231,881
0.35% 4/1/24	775,000	748,556
New Jersey Tobacco Settlement Fing. Corp. Series 2018 A:
5% 6/1/22	2,580,000	2,580,000
5% 6/1/23	1,080,000	1,106,819
5% 6/1/25	825,000	871,088
New Jersey Trans. Trust Fund Auth.:
Series 2005 B:
5.25% 12/15/22 (AMBAC Insured)	5,365,000	5,470,082
5.25% 12/15/23	470,000	491,412
Series 2006 A:
5.25% 12/15/22	1,160,000	1,182,720
5.25% 12/15/23 (Assured Guaranty Muni. Corp. Insured)	500,000	525,342
5.5% 12/15/22	3,000,000	3,062,747
5.5% 12/15/22 (Assured Guaranty Muni. Corp. Insured)	2,000,000	2,042,592
Series 2010 D, 5.25% 12/15/23	555,000	580,285
Series 2013 AA:
5% 6/15/22	215,000	215,286
5% 6/15/23	785,000	809,831
Series 2016 A:
5% 6/15/22	2,720,000	2,723,388
5% 6/15/27	90,000	98,200
Series 2016 A1, 5% 6/15/24	800,000	843,989
Series 2016 A2, 5% 6/15/23	1,205,000	1,243,369
Series 2018 A:
5% 6/15/22	4,475,000	4,480,574
5% 6/15/23	445,000	459,169
5% 6/15/24	755,000	796,515
Series 2022 AA:
5% 6/15/23	150,000	154,745
5% 6/15/24	330,000	345,990
5% 6/15/25	2,000,000	2,130,354
Series A:
5% 12/15/23	365,000	380,258
5% 12/15/24	210,000	222,276
5% 12/15/25	200,000	214,856
Series D, 5% 12/15/23	480,000	500,065
Newark Gen. Oblig. Series 2020:
5% 10/1/22	900,000	909,768
5% 10/1/22	650,000	657,055
Rutgers State Univ. Rev.:
Series 2013 J, 5% 5/1/23	275,000	283,348
Series 2018 N, 4% 5/1/23	370,000	377,958
Series Q, 5% 5/1/23	65,000	66,985
The Board of Ed. of Newark Series 2021:
5% 7/15/22	125,000	125,572
5% 7/15/25 (Build America Mutual Assurance Insured)	250,000	270,533
5% 7/15/26 (Build America Mutual Assurance Insured)	300,000	330,844
Trenton Gen. Oblig. Series 2015, 5% 7/15/22	2,000,000	2,008,764

TOTAL NEW JERSEY		139,023,999

New Mexico - 0.2%
New Mexico Edl. Assistance Foundation Series 2021 1A:
5% 9/1/23 (c)	750,000	779,538
5% 9/1/24 (c)	1,000,000	1,062,936
New Mexico Mtg. Fin. Auth. Series 2019 C, 4% 1/1/50	405,000	415,596
New Mexico Muni. Energy Acquisition Auth. Gas Supply Rev.:
Bonds Series 2019 A, 5%, tender 5/1/25 (a)	1,000,000	1,062,332
Series 2019 A:
4% 5/1/23	980,000	997,037
4% 11/1/23	645,000	660,470
4% 11/1/24	250,000	258,342
4% 5/1/25	960,000	995,512
Santa Fe Pub. School District Gen. Oblig. Series 2021:
4% 8/1/22	500,000	502,277
4% 8/1/23	450,000	461,907

TOTAL NEW MEXICO		7,195,947

New York - 3.9%
Dorm. Auth. New York Univ. Rev. Series 2016 A:
5% 7/1/22	10,000	10,030
5% 7/1/24	40,000	42,033
Hempstead Local Dev. Corp. Rev. (Adelphi Univ. Proj.) Series 2021:
5% 6/1/22	200,000	200,000
5% 6/1/23	400,000	412,442
5% 6/1/24	940,000	987,614
Hudson Yards Infrastructure Corp. New York Rev. Series 2017 A, 5% 2/15/25	805,000	866,045
Long Island Pwr. Auth. Elec. Sys. Rev. Bonds:
Series 2019 B, 1.65%, tender 9/1/24 (a)	1,055,000	1,036,734
Series 2020 B, 0.85%, tender 9/1/25 (a)	7,060,000	6,649,176
Series 2021 B, 1.5%, tender 9/1/26 (a)	470,000	447,262
Monroe County Indl. Dev. Corp.:
(The Rochester Gen. Hosp. Proj.) Series 2017, 5% 12/1/26	350,000	384,350
Series 2020 A, 5% 7/1/23	300,000	310,928
Nassau County Local Econ. Assistance Corp. Multifamily Hsg. Rev. Bonds (Park Lake Hempstead, L.P. Proj.) Series 2021, 0.3%, tender 11/1/23 (a)	5,190,000	4,971,402
New York Bridge Auth. Gen. Rev. Series 2021 B, 5% 1/1/23	1,025,000	1,046,311
New York City Gen. Oblig.:
Bonds Series D, 5%, tender 2/1/24 (a)	900,000	923,290
Series 1, 5% 8/1/23	405,000	420,841
Series 2006, 1.2%, tender 6/1/36 (Assured Guaranty Muni. Corp. Insured) (a)	1,000,000	1,000,000
Series 2007 A, 1.15%, tender 8/1/26 (Assured Guaranty Muni. Corp. Insured) (a)	4,725,000	4,725,000
Series 2007 C-4, 1.14%, tender 1/1/32 (Assured Guaranty Muni. Corp. Insured) (a)	225,000	225,000
Series 2007, 1.03%, tender 6/7/22 (Assured Guaranty Muni. Corp. Insured) (a)	3,550,000	3,550,000
Series 2008 A-3, 1.2%, tender 8/1/26 (Assured Guaranty Muni. Corp. Insured) (a)	3,175,000	3,175,000
Series 2008 C-4, 1.19%, tender 10/1/27 (a)	8,675,000	8,675,000
Series 2013 D, 5% 8/1/23	1,605,000	1,642,663
Series 2013 F1, 5% 3/1/24	250,000	256,423
Series 2013 I, 5% 8/1/23	200,000	207,823
Series 2014 J, 5% 8/1/25	410,000	434,506
Series 2015 A, 5% 8/1/23	570,000	592,295
Series 2016 B, 5% 8/1/22	300,000	301,941
Series 2016, 5% 8/1/22	475,000	478,072
Series 2017 C, 5% 8/1/23	120,000	124,694
Series 2018 A:
5% 8/1/23	200,000	207,823
5% 8/1/24	150,000	159,754
Series 2018, 5% 8/1/22	540,000	543,493
Series 2021 F1, 5% 3/1/23	85,000	87,289
Series A:
4% 8/1/23	995,000	1,022,493
5% 8/1/22	440,000	442,846
5% 8/1/23	100,000	103,911
5% 8/1/25	670,000	710,047
Series A1, 5% 10/1/22	350,000	354,445
Series C:
5% 8/1/23	300,000	311,734
5% 8/1/26	220,000	244,858
Series D, 5% 8/1/25	710,000	725,478
Series E, 5% 8/1/22	590,000	593,816
Series F1:
5% 3/1/27	325,000	332,867
5% 3/1/37 (Pre-Refunded to 3/1/23 @ 100)	405,000	415,570
Series H3, 5% 8/1/23	475,000	493,579
Series I1, 5% 3/1/27	200,000	209,767
New York City Health & Hosp. Corp. Rev. Series A, 4% 2/15/25	1,440,000	1,498,827
New York City Hsg. Dev. Corp. Series G1, 2.35% 11/1/23	450,000	452,335
New York City Hsg. Dev. Corp. Multifamily Hsg. Bonds:
Series 2021 C2, 0.7%, tender 7/1/25 (a)	2,710,000	2,529,003
Series 2021 K2, 0.9%, tender 1/1/26 (a)	1,820,000	1,690,350
Series 2021, 0.6%, tender 7/1/25 (a)	430,000	400,025
Series A3, 1.125%, tender 11/1/24 (a)	2,000,000	1,923,914
New York City Indl. Dev. Agcy. Rev. Series 2021 A:
5% 1/1/25 (Assured Guaranty Muni. Corp. Insured)	1,000,000	1,061,214
5% 1/1/26 (Assured Guaranty Muni. Corp. Insured)	365,000	394,581
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Series 2022 DD, 1.11% 6/15/33 (a)	2,000,000	2,000,000
New York City Transitional Fin. Auth. Bldg. Aid Rev.:
Series 2016 S 1:
5% 7/15/24	70,000	74,212
5% 7/15/24 (Escrowed to Maturity)	305,000	324,104
Series 2018 S1, 5% 7/15/25 (Escrowed to Maturity)	370,000	403,570
Series S1, 5% 7/15/23 (Escrowed to Maturity)	600,000	622,838
New York City Transitional Fin. Auth. Rev.:
Series 1:
5% 11/1/22	215,000	218,438
5% 11/1/22	400,000	406,396
Series 2014 D1, 5% 2/1/27	350,000	367,454
Series 2015 C, 5% 11/1/22	370,000	375,916
Series A1:
5% 5/1/23	300,000	309,858
5% 8/1/24	250,000	266,312
Series A3, 5% 8/1/23	1,045,000	1,087,605
Series B1, 5% 8/1/22	350,000	352,305
New York Convention Ctr. Dev. Corp. Rev. Series 2015, 5% 11/15/22	755,000	767,119
New York Dorm. Auth. Personal Income Tax Rev.:
Series 2012 A, 4% 12/15/22 (Escrowed to Maturity)	325,000	329,684
Series 2014 A, 5% 2/15/26	865,000	907,574
Series 2014 E, 5% 2/15/26	300,000	322,258
Series 2015 E, 5% 3/15/23 (Escrowed to Maturity)	300,000	308,355
Series 2016 D:
5% 2/15/23 (Escrowed to Maturity)	665,000	681,762
5% 2/15/25 (Escrowed to Maturity)	455,000	491,438
New York Dorm. Auth. Rev.:
Series 2015 A:
5% 5/1/23	510,000	524,869
5% 7/1/24	275,000	292,323
Series 2015, 5% 12/1/22 (d)	700,000	711,379
Series 2021 A:
4% 10/1/22	2,875,000	2,900,523
5% 7/1/24	1,410,000	1,484,612
Series 2022 A:
5% 7/1/26	200,000	217,313
5% 7/1/27	500,000	550,216
New York Dorm. Auth. Sales Tax Rev.:
Series 2015 A, 5% 3/15/24	250,000	263,816
Series 2017 A, 5% 3/15/24	445,000	469,592
New York Metropolitan Trans. Auth. Dedicated Tax Fund Rev.:
Bonds Series 2008 A, SIFMA Municipal Swap Index + 0.450% 1.24%, tender 6/1/22 (a)(b)	1,160,000	1,160,000
Series 2012 A, 5% 11/15/22	225,000	228,781
Series 2016 A:
4% 11/15/25	350,000	371,009
5% 11/15/22	400,000	406,721
Series 2016 B1, 5% 11/15/25	255,000	278,742
Series 2017 B2, 5% 11/15/24	420,000	449,185
Series 2021 B1, 3% 11/1/22	3,000,000	3,021,847
New York Metropolitan Trans. Auth. Rev.:
Bonds:
Series 2005 D1, U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.330% 0.853%, tender 4/1/24 (a)(b)	5,700,000	5,592,716
Series 2011 B, 1 month U.S. LIBOR + 0.550% 1.086%, tender 6/4/22 (a)(b)	1,745,000	1,737,207
Series 2019 D1, 5%, tender 11/15/24 (a)	4,000,000	4,209,086
Series 2012 B, 5% 11/15/22	45,000	45,715
Series 2012 F:
5% 11/15/22	1,000,000	1,015,903
5% 11/15/23	985,000	998,949
Series 2014 C, 5% 11/15/22	255,000	259,055
Series 2015 A1, 5% 11/15/22	700,000	711,132
Series 2015 F, 5% 11/15/22	855,000	868,597
Series 2016 B, 5% 11/15/23	2,035,000	2,117,194
Series 2016 D, 5% 11/15/27	450,000	489,486
Series 2017 A2, 5% 11/15/25	1,880,000	2,017,665
Series 2017 B:
5% 11/15/22	1,605,000	1,630,701
5% 11/15/23	780,000	811,504
Series 2017 C1, 5% 11/15/28	660,000	720,307
Series 2017 D:
5% 11/15/23	420,000	436,964
5% 11/15/25	2,140,000	2,296,591
Series 2019 F, 5% 11/15/22	6,250,000	6,336,587
Series 2020 A, 5% 2/1/23	7,880,000	8,016,389
New York St Mtg. Agcy. Homeowner:
Series 2014 189, 2.85% 10/1/22 (c)	500,000	502,002
Series 212, 2.5% 10/1/22 (c)	1,160,000	1,163,199
Series 214, 2.9% 10/1/22 (c)	805,000	808,009
New York State Dorm. Auth.:
Series 2012 A:
5% 12/15/23	415,000	422,912
5% 12/15/23 (Pre-Refunded to 12/15/22 @ 100)	345,000	351,715
Series 2017 A:
5% 2/15/23	555,000	568,862
5% 2/15/25	250,000	269,780
5% 2/15/25 (Escrowed to Maturity)	440,000	474,632
Series 2017 B:
5% 2/15/23	210,000	215,245
5% 2/15/23 (Escrowed to Maturity)	455,000	466,306
Series 2018 A, 5% 3/15/25 (Escrowed to Maturity)	200,000	216,444
Series 2019 D, 5% 2/15/23	390,000	399,741
Series 2020 A, 5% 3/15/23 (Escrowed to Maturity)	250,000	256,963
New York State Energy Research & Dev. Auth. Poll. Cont. Rev. Series 1999, 1.45%, tender 6/3/22 (AMBAC Insured) (a)	300,000	300,000
New York State Hsg. Fin. Agcy. Rev.:
Bonds:
Series 2021 D2, 0.65%, tender 11/1/25 (a)	405,000	374,281
Series 2021 J2, 1.1%, tender 5/1/27 (a)	980,000	892,704
Series 2021 K2, 1%, tender 11/1/26 (a)	265,000	245,175
Series J, 0.75% 5/1/25	360,000	340,635
New York State Mtg. Agcy. Homeowner Mtg.:
Series 2021 232, 5% 4/1/24 (c)	1,110,000	1,161,079
Series 221, 3.5% 10/1/32 (c)	55,000	55,342
New York Trans. Dev. Corp.:
(Delta Air Lines, Inc. Laguardia Arpt. Terminals C&D Redev. Proj.) Series 2018, 5% 1/1/23 (c)	2,500,000	2,522,012
(Term. 4 JFK Int'l. Arpt. Proj.):
Series 2020 A:
5% 12/1/22 (c)	475,000	481,132
5% 12/1/23 (c)	675,000	696,394
5% 12/1/25 (c)	1,100,000	1,160,958
Series 2020 C:
5% 12/1/22	2,355,000	2,388,100
5% 12/1/23	1,000,000	1,034,227
(Term. 4 John F. Kennedy Int'l. Arpt. Proj.) Series 2022:
5% 12/1/26 (c)	3,190,000	3,395,776
5% 12/1/27 (c)	1,585,000	1,695,697
New York Urban Dev. Corp. Rev.:
Series 2013 A1, 4% 3/15/23	250,000	254,962
Series 2013 D, 5% 3/15/24	355,000	364,669
Series 2014 A, 5% 3/15/26	340,000	357,682
Series 2016 A:
5% 3/15/23	640,000	657,686
5% 3/15/29	420,000	460,154
Series 2017 A, 5% 3/15/23	200,000	205,527
Niagara Frontier Trans. Auth. Arpt. Rev. Series 2019 A:
5% 4/1/23 (c)	4,225,000	4,328,155
5% 4/1/24 (c)	2,885,000	3,017,758
Onondaga County Ind. Dev. Agcy. Swr. Facilities Rev. (Bristol-Meyers Squibb Co. Proj.) Series 1994, 5.75% 3/1/24 (c)	945,000	1,002,565
Poughkeepsie Gen. Oblig. Series 2021, 4% 4/15/23	270,000	273,788
Rockland County Gen. Oblig. Series 2014 A, 5% 3/1/23 (Assured Guaranty Muni. Corp. Insured)	275,000	282,240
Suffolk County Gen. Oblig.:
Series 2022 A:
5% 6/15/24	280,000	296,028
5% 6/15/25	295,000	318,470
Series 2022 B:
5% 10/1/25 (e)	340,000	364,793
5% 10/1/26 (e)	175,000	190,480
Syracuse Reg'l. Arpt. Auth. Series 2021, 5% 7/1/23 (c)	750,000	772,164
Triborough Bridge & Tunnel Auth. Bonds:
Series 2021 A2:
2%, tender 5/15/24 (a)	1,000,000	995,173
2%, tender 5/15/26 (a)	1,285,000	1,257,404
Series 2021 B, 5%, tender 5/15/26 (a)	5,000,000	5,500,335
Series 2021 C, 5%, tender 5/15/26 (a)	4,200,000	4,618,613
Triborough Bridge & Tunnel Auth. Revs.:
Bonds Series 2005 B 4A, U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.380% 0.903%, tender 2/1/24 (a)(b)	1,980,000	1,960,604
Series 2013 A, 5% 11/15/26	400,000	411,332
Series 2016 A, 5% 11/15/23	400,000	418,627
Yonkers Gen. Oblig.:
Series 2017 C, 5% 10/1/22 (Build America Mutual Assurance Insured)	55,000	55,588
Series 2021 A:
4% 2/15/24	250,000	258,016
5% 2/15/26 (Assured Guaranty Muni. Corp. Insured)	400,000	435,573
Series 2021 B:
4% 2/15/24	290,000	299,594
5% 2/15/26	320,000	348,458

TOTAL NEW YORK		177,832,528

New York And New Jersey - 0.4%
Port Auth. of New York & New Jersey:
Series 188, 5% 5/1/23 (c)	200,000	205,720
Series 189, 5% 5/1/23	200,000	206,219
Series 2013 178, 5% 12/1/25 (c)	975,000	1,016,416
Series 2013:
5% 12/1/22	275,000	279,567
5% 12/1/24 (c)	250,000	260,997
Series 2014 185, 5% 9/1/25 (c)	415,000	437,371
Series 202, 5% 10/15/22 (c)	4,435,000	4,483,278
Series 2020 221, 5% 7/15/24 (c)	605,000	638,179
Series 2022 209, 5% 7/15/22	300,000	301,278
Series 207:
5% 9/15/23 (c)	2,095,000	2,175,592
5% 9/15/24 (c)	430,000	455,197
Series 223:
5% 7/15/22 (c)	2,500,000	2,509,247
5% 7/15/23 (c)	3,675,000	3,800,571
5% 7/15/24 (c)	1,250,000	1,318,551

TOTAL NEW YORK AND NEW JERSEY		18,088,183

North Carolina - 0.5%
Charlotte Int'l. Arpt. Rev.:
Series 2017 B, 5% 7/1/25 (c)	100,000	107,257
Series 2019 B, 5% 7/1/22 (c)	400,000	401,144
Series 2021 B:
5% 7/1/22 (c)	270,000	270,773
5% 7/1/24 (c)	2,000,000	2,107,503
Charlotte-Mecklenburg Hosp. Auth. Health Care Sys. Rev. Bonds:
Series 2018 B, 1.95%, tender 11/1/29 (a)	3,000,000	2,799,376
Series 2018 E, 0.8%, tender 10/31/25 (a)	1,500,000	1,419,686
Series 2021 B, 5%, tender 12/2/24 (a)	1,360,000	1,452,314
Columbus County Indl. Facilities And Poll. Cont. Fing. Auth. Rev. Bonds Series 2019 C, 2.1%, tender 10/1/24 (a)(c)	2,000,000	1,974,567
New Hanover County Hosp. Rev. Series 2017, 5% 10/1/26 (Escrowed to Maturity)	290,000	322,739
North Carolina Grant Anticipation Rev.:
Series 2017, 5% 3/1/23	450,000	461,404
Series 2019, 5% 3/1/25	335,000	360,769
Series 2021, 5% 3/1/25	1,250,000	1,346,152
North Carolina Med. Care Commission Health Care Facilities Rev. Bonds Series 2019 B, 2.2%, tender 12/1/22 (a)	1,420,000	1,421,056
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev.:
Series 2015 A:
5% 1/1/23	385,000	392,914
5% 1/1/25	200,000	213,484
Series 2015 B, 5% 1/1/23	425,000	433,736
Series 2015 E, 5% 1/1/23	35,000	35,719
North Carolina State Ed. Assistance Auth. Student Ln. Rev. Series 2020 A, 5% 6/1/26 (c)	1,000,000	1,082,366
North Carolina Tpk. Auth. Triangle Expressway Sys. Series 2020 C, 5% 2/1/24	6,100,000	6,356,154
Raleigh Durham Arpt. Auth. Arpt. Rev.:
Series 2017 A, 5% 5/1/23 (c)	235,000	240,964
Series 2020 A:
5% 5/1/23 (c)	340,000	348,628
5% 5/1/27 (c)	130,000	143,378

TOTAL NORTH CAROLINA		23,692,083

North Dakota - 0.1%
Cass County Joint Wtr. Resource District Series 2021 A, 0.48% 5/1/24	3,000,000	2,897,390
Ohio - 0.6%
Akron Bath Copley Hosp. District Rev. Series 2016, 5% 11/15/24	45,000	47,583
Allen County Hosp. Facilities Rev.:
Series 2017 A, 5% 8/1/22	5,300,000	5,331,444
Series 2020 A:
5% 12/1/22	1,550,000	1,576,361
5% 12/1/23	1,000,000	1,044,743
American Muni. Pwr., Inc. Rev.:
Bonds Series 2021 A2, 1%, tender 8/15/24 (a)	565,000	545,578
Series 2021 A, 5% 2/15/24	555,000	582,985
Cleveland Arpt. Sys. Rev.:
Series 2016 A:
5% 1/1/24 (Assured Guaranty Muni. Corp. Insured)	25,000	26,157
5% 1/1/25 (Assured Guaranty Muni. Corp. Insured)	395,000	421,528
5% 1/1/26 (Assured Guaranty Muni. Corp. Insured)	10,000	10,651
Series 2018 A, 5% 1/1/26 (c)	290,000	311,857
Series 2019 B, 5% 1/1/27 (c)	350,000	380,134
Dayton City School District Ctfs. Prtn. Series 2021:
3% 12/1/22	270,000	272,022
3% 12/1/24	165,000	168,093
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013:
5% 6/15/22	45,000	45,045
5% 6/15/23	40,000	40,933
Franklin County Hosp. Facilities Rev.:
Bonds (U.S. Health Corp. of Columbus Proj.) Series 2011 B, 5%, tender 5/15/23 (a)	1,385,000	1,428,502
Series 2016 C, 5% 11/1/23	60,000	62,775
Franklin County Rev. Bonds Series 2013 OH, 1.4%, tender 8/1/22 (a)	1,250,000	1,250,283
Gahanna-Jefferson City School District (School Facilities Proj.) Series 2021:
2% 12/1/22	425,000	426,253
2% 12/1/23	355,000	356,028
Hamilton County Healthcare Facilities Rev. Series 2012, 5.25% 6/1/26	115,000	115,000
Miami County Hosp. Facilities Rev. (Kettering Health Network Obligated Group Proj.) Series 2019:
5% 8/1/24	770,000	812,504
5% 8/1/25	310,000	333,033
5% 8/1/26	535,000	583,180
Miami Univ.:
Series 2020 A, 5% 9/1/22	340,000	343,247
Series 2022 A, 5% 9/1/24 (e)	550,000	584,654
Montgomery County Hosp. Rev. (Kettering Health Network Obligated Group Proj.) Series 2021, 5% 8/1/23	485,000	503,454
Ohio Gen. Oblig. Series 2021 A, 5% 3/1/23	800,000	821,244
Ohio Higher Edl. Facility Commission Rev.:
(Case Western Reserve Univ. Proj.) Series 2016, 5% 12/1/22	585,000	595,478
(Xavier Univ. 2020 Proj.) Series 2020, 5% 5/1/24	490,000	514,239
Ohio Hosp. Facilities Rev. Series 2017 A:
5% 1/1/23	650,000	662,712
5% 1/1/24	40,000	41,870
5% 1/1/25	60,000	64,248
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev. (Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	40,000	41,558
Ohio Tpk. Commission Tpk. Rev. (Infrastructure Projs.) Series 2022 A:
5% 2/15/24 (e)	55,000	57,035
5% 2/15/25 (e)	1,055,000	1,116,020
5% 2/15/26 (e)	910,000	980,710
Scioto County Hosp. Facilities Rev.:
Series 2016:
5% 2/15/23	45,000	46,060
5% 2/15/24	35,000	36,735
5% 2/15/25	35,000	37,274
5% 2/15/26	405,000	435,808
Series 2019, 5% 2/15/29	800,000	856,479
Toledo Gen. Oblig. Series 2020:
3% 12/1/24	510,000	519,559
3% 12/1/24	425,000	433,485
Univ. of Akron Gen. Receipts Series 2019 A:
5% 1/1/24	300,000	314,070
5% 1/1/25	400,000	426,035
Univ. of Toledo Gen. Receipts Series 2013 C, 5% 6/1/22	260,000	260,000

TOTAL OHIO		25,864,646

Oklahoma - 0.5%
Canadian Cny Edl. Facilities Auth. Series 2021, 3% 9/1/23	2,000,000	2,031,412
Cleveland County Edl. Facilities Auth. (Moore Pub. Schools Proj.) Series 2021:
4% 6/1/24	1,050,000	1,091,591
4% 6/1/25	295,000	310,930
Jackson County Facilities Auth. Rev. (Jackson County Courthouse Proj.) Series 2022:
3% 10/1/24	400,000	404,625
3% 10/1/25	730,000	738,556
Mcintosh County Edl. Facilities Auth. (Checotah Pub. School Proj.) Series 2022, 2% 9/1/25	650,000	635,370
Oklahoma County Fin. Auth. Edl. Facilities (Jones Pub. Schools Proj.) Series 2020, 4% 9/1/22	305,000	306,682
Oklahoma Dev. Fin. Auth. Health Sys. Rev. Series 2020 C, 1.11% 8/15/31 (a)	2,925,000	2,925,000
Oklahoma Dev. Fin. Auth. Rev.:
(Gilcrease Expressway West Proj.) Series 2020, 1.625% 7/6/23 (c)	4,000,000	3,936,077
(Oklahoma City Univ. Proj.) Series 2019, 5% 8/1/23	560,000	575,011
Oklahoma Tpk. Auth. Tpk. Rev. Series 2017 D, 5% 1/1/25	315,000	337,876
Osage County Indl. Auth. Series 2022, 2% 9/1/23	3,500,000	3,485,853
Tulsa County Independent School District #1 Series 2021 B, 0.25% 9/1/24	4,000,000	3,756,840
Tulsa County Indl. Auth. Edl. Facilities Lease Rev. (Berryhill Pub. School Proj.) Series 2020:
4% 9/1/24	445,000	460,810
4% 9/1/25	690,000	722,843
Univ. of Oklahoma Gen. Rev.:
Series 2020 B, 4% 7/1/24	490,000	506,042
Series 2021 A, 5% 7/1/23 (Assured Guaranty Muni. Corp. Insured)	1,125,000	1,163,147

TOTAL OKLAHOMA		23,388,665

Oregon - 0.2%
Oregon Bus. Dev. Commission Recovery Zone Facility Bonds (Intel Corp. Proj.) Series 232, 2.4%, tender 8/14/23 (a)	770,000	772,845
Oregon Gen. Oblig. Series 2021 A, 5% 5/1/24	1,500,000	1,588,692
Port of Morrow Full Faith and Cr. Obligations Series 2021 D:
4% 12/1/22	135,000	136,576
4% 12/1/23	110,000	113,060
4% 12/1/24	150,000	155,879
4% 12/1/25	150,000	157,444
Port of Portland Arpt. Rev.:
Series 2014 22, 5% 7/1/25 (c)	1,255,000	1,314,673
Series 2015 23, 5% 7/1/23	275,000	284,325
Series 2022, 5% 7/1/25 (c)	1,315,000	1,403,184
Series 26 C:
5% 7/1/23 (c)	2,000,000	2,065,634
5% 7/1/24 (c)	1,000,000	1,049,793
Salem Hosp. Facility Auth. Rev. (Cap. Manor Proj.) Series 2022, 5% 5/15/26	135,000	140,841

TOTAL OREGON		9,182,946

Pennsylvania - 2.7%
Allegheny County Hosp. Dev. Auth. Rev.:
Bonds Series 2017 E, 0.000% x SIFMA Municipal Swap Index 1.49%, tender 5/15/27 (a)(b)	4,000,000	3,958,220
Series 2021 B:
5% 10/15/23	950,000	988,402
5% 10/15/24	705,000	745,786
5% 10/15/25	740,000	797,372
Allegheny County Sanitation Auth. Swr. Rev. Series 2020 A, 4% 6/1/24	300,000	311,464
Bucks Co. Indl. Dev. Auth. Solid Waste Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2002, 2.75%, tender 12/1/22 (a)(c)	1,700,000	1,706,420
Butler Area School District Series 2018, 5% 10/1/22	1,250,000	1,265,286
Chester County Health & Ed. Facilities Auth. Health Sys. Rev. Series C, 3% 9/1/23	245,000	249,000
Coatesville Area School District Series 2017, 5% 8/1/23 (Assured Guaranty Muni. Corp. Insured)	710,000	735,927
Commonwealth Fing. Auth. Rev.:
Series 2019 B, 5% 6/1/24	275,000	290,033
Series 2020 A, 5% 6/1/23	350,000	361,451
Delaware County Auth. Rev. Series 2015, 5% 8/1/22	475,000	477,969
Delaware County Auth. Univ. Rev. Series 2020:
4% 10/1/22	190,000	191,205
5% 10/1/23	240,000	247,643
Hollidaysburg Area School District Series 2020, 4% 7/15/22	500,000	501,677
Lancaster County Hosp. Auth. Health Ctr. Rev. Series 2016 A, 4% 8/15/22	470,000	472,673
Laurel Highlands School District Series 2021:
4% 2/1/24	635,000	652,947
4% 2/1/25	345,000	358,763
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (a)	2,405,000	2,402,086
Series B, 1.8%, tender 8/15/22 (a)	1,595,000	1,593,399
Monroeville Fin. Auth. UPMC Rev. Series 2012, 3% 2/15/23	340,000	341,083
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A, 5% 10/1/23	5,000	5,173
Series 2019:
5% 9/1/23	500,000	519,187
5% 9/1/26	1,250,000	1,364,408
Neshannock Township School District Gen. Oblig. Series 2021 B:
2% 9/1/22	115,000	115,210
2% 9/1/23	325,000	325,793
Northampton County Gen. Purp. College Rev. Series 2017, 5% 11/1/23	365,000	381,356
Octorara Area School District Chester and Lancaster Counties Series 2020, 4% 4/1/23	700,000	713,399
Parkland School District Series 2021 A, 3% 2/1/24	225,000	229,261
Pennsylvania Econ. Dev. Fing. Auth.:
Series 2017 A, 5% 11/15/23	225,000	234,552
Series 2021 A, 4% 10/15/23	425,000	436,468
Pennsylvania Econ. Dev. Fing. Auth. Indl. Dev. Rev. (The Pennsylvania Rapid Bridge Replacement Proj.) Series 2015, 5% 6/30/22 (c)	1,495,000	1,498,535
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.) Series 2019 A, 2%, tender 7/15/22 (a)(c)	1,000,000	999,874
(Republic Svcs., Inc. Proj.):
Series 2014, 1.9%, tender 6/1/44 (a)(c)	4,000,000	3,999,328
Series 2019 B2, 0.3%, tender 7/15/22 (a)(c)	1,700,000	1,694,639
(Waste Mgmt., Inc. Proj.) Series 2013, 2%, tender 8/1/22 (a)(c)	10,000,000	10,002,561
(Waste Mgmt., Inc. Proj.):
Series 2017 A, 0.58%, tender 8/1/24 (a)(c)	500,000	471,918
Series 2021 A, SIFMA Municipal Swap Index + 0.400% 1.19%, tender 6/3/24 (a)(b)(c)	1,365,000	1,315,882
Series 2011, 2.15%, tender 7/1/24 (a)(c)	775,000	757,364
Pennsylvania Gen. Oblig.:
Series 2012 1, 5% 6/1/22 (Escrowed to Maturity)	355,000	355,000
Series 2015 1, 5% 8/15/23	780,000	811,390
Pennsylvania Higher Edl. Facilities Auth. Rev.:
Series 2014, 5% 12/1/22	20,000	20,365
Series 2015, 5% 8/15/22	565,000	569,352
Pennsylvania Hsg. Fin. Agcy.:
Bonds:
Series 2018 127C, 1.282%, tender 10/1/23 (a)(b)	4,000,000	4,011,139
Series 2019, 1.4%, tender 1/1/23 (a)	4,500,000	4,480,612
Series 2021 134 B, 5% 10/1/23 (c)	1,000,000	1,035,845
Series 2021 134B, 5% 10/1/24 (c)	1,000,000	1,052,611
Series 2021 135 B:
5% 10/1/22 (c)	660,000	667,672
5% 4/1/23 (c)	660,000	677,220
5% 10/1/23 (c)	1,025,000	1,063,800
5% 4/1/24 (c)	600,000	628,712
5% 10/1/24 (c)	805,000	851,473
5% 4/1/25 (c)	180,000	192,055
Series 2021 137:
0.45% 10/1/23	325,000	318,426
5% 4/1/24	200,000	210,678
5% 4/1/25	200,000	215,498
5% 10/1/26	280,000	310,876
Series 2022 138, 5% 4/1/25	2,415,000	2,598,688
Pennsylvania Hsg. Fin. Agcy. Multifamily Hsg. Dev. Rev. Bonds Series 2022:
1.25%, tender 2/1/24 (a)	6,000,000	5,868,097
1.5%, tender 7/1/23 (a)	9,000,000	8,917,336
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2016, 5% 6/1/22	200,000	200,000
Series 2021 B:
5% 12/1/22	800,000	813,646
5% 12/1/23	1,410,000	1,475,864
Philadelphia Arpt. Rev.:
Series 2015 A:
5% 6/15/24 (c)	1,315,000	1,378,452
5% 6/15/26 (c)	1,000,000	1,061,202
Series 2017 A, 5% 7/1/24	40,000	42,158
Series 2017 B:
5% 7/1/23 (c)	3,280,000	3,380,495
5% 7/1/24 (c)	1,160,000	1,217,037
5% 7/1/25 (c)	440,000	470,179
Series 2020 C:
5% 7/1/22 (c)	2,750,000	2,757,460
5% 7/1/23 (c)	8,930,000	9,203,603
Series 2021:
5% 7/1/24 (c)	1,970,000	2,066,865
5% 7/1/25 (c)	3,925,000	4,194,209
5% 7/1/28 (c)	95,000	104,815
Philadelphia Auth. for Indl. Dev. Series 2020 C, 4% 11/1/24	535,000	553,488
Philadelphia Gas Works Rev.:
Series 14, 5% 10/1/22	390,000	393,815
Series 2017 15, 5% 8/1/22	480,000	482,311
Philadelphia School District:
Series 2019 A, 5% 9/1/23	185,000	191,983
Series 2021 A, 5% 9/1/22	850,000	857,604
Series 2021 B:
5% 9/1/22	1,000,000	1,008,946
5% 9/1/23	660,000	684,911
Pittsburgh & Allegheny County Sports & Exhibition Auth. Series 2020, 4% 2/1/23 (Assured Guaranty Muni. Corp. Insured)	1,775,000	1,801,916
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev.:
Bonds Series 2017 C, 1 month U.S. LIBOR + 0.640% 1.44%, tender 12/1/23 (Assured Guaranty Muni. Corp. Insured) (a)(b)	4,000,000	4,003,471
Series 2019 A, 5% 9/1/23	270,000	280,293
Reading School District Series 2017:
5% 3/1/25 (Assured Guaranty Muni. Corp. Insured)	5,000	5,357
5% 3/1/26 (Assured Guaranty Muni. Corp. Insured)	5,000	5,468
5% 3/1/27 (Assured Guaranty Muni. Corp. Insured)	5,000	5,574
5% 3/1/28 (Assured Guaranty Muni. Corp. Insured)	5,000	5,595
Southcentral Pennsylvania Gen. Auth. Rev. Series 2021 TT2:
5% 5/1/24	210,000	220,388
5% 5/1/25	340,000	363,032
5% 5/1/26	320,000	347,373
Southeastern Pennsylvania Trans. Auth. Rev. Series 2020:
5% 6/1/22	1,000,000	1,000,000
5% 6/1/23	750,000	773,706
Township of East Vincent Gen. Oblig. Series 2021:
3% 12/1/23	200,000	203,372
3% 12/1/24	250,000	255,298
Westmoreland County Indl. Dev. Auth. (Excela Health Proj.) Series 2020 A:
4% 7/1/23	350,000	356,063
4% 7/1/24	450,000	460,858

TOTAL PENNSYLVANIA		121,197,366

Rhode Island - 0.1%
Rhode Island Commerce Corp. Series 2016 A, 5% 6/15/24	1,010,000	1,063,676
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev. Series 2016:
5% 5/15/23	25,000	25,737
5% 5/15/24	160,000	168,535
5% 5/15/25	120,000	126,468
Rhode Island Health & Edl. Bldg. Corp. Pub. Schools Rev. Series 2015, 5% 5/15/25 (Assured Guaranty Muni. Corp. Insured)	130,000	140,676
Rhode Island Hsg. & Mtg. Fin. Corp.:
Series 2019 70, 4% 10/1/49	85,000	87,142
Series 2022 76 A:
5% 4/1/27	35,000	39,226
5% 4/1/28	250,000	283,755
5% 4/1/29	300,000	343,133
Rhode Island Student Ln. Auth. Student Ln. Rev.:
Series 2019 A, 5% 12/1/28 (c)	490,000	549,021
Series A, 4% 12/1/26 (c)	455,000	469,033
Tobacco Settlement Fing. Corp. Series 2015 A:
5% 6/1/26	75,000	78,822
5% 6/1/27	20,000	20,985

TOTAL RHODE ISLAND		3,396,209

South Carolina - 0.4%
Charleston County Arpt. District Series 2013 A, 5.5% 7/1/27 (c)	850,000	876,248
Patriots Energy Group Fing. Agcy. Bonds Series 2018 A, 4%, tender 2/1/24 (a)	9,000,000	9,200,036
Richland County School District #2 Gen. Oblig. (South Carolina Gen. Oblig. Proj.) Series 2015 A, 5% 2/1/23	85,000	87,019
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/23	95,000	99,322
5% 12/1/26	25,000	26,742
South Carolina Hsg. Fin. & Dev. Auth. Mtg. Rev. Series 2019 A, 4% 1/1/50	105,000	108,040
South Carolina Ports Auth. Ports Rev.:
Series 2015, 5.25% 7/1/55 (Pre-Refunded to 7/1/25 @ 100) (c)	175,000	190,454
Series 2019 B:
5% 7/1/22 (c)	310,000	310,895
5% 7/1/26 (c)	185,000	200,642
South Carolina Pub. Svc. Auth. Rev.:
Series 2014 C:
5% 12/1/22	25,000	25,439
5% 12/1/23	110,000	115,105
5% 12/1/25	190,000	201,388
Series 2015 A, 5% 12/1/25	115,000	123,222
Series 2015 C, 5% 12/1/22	560,000	569,833
Series 2020 A:
5% 12/1/22	270,000	274,741
5% 12/1/22 (Escrowed to Maturity)	480,000	488,477
5% 12/1/23	395,000	413,451
5% 12/1/23	225,000	235,442
5% 12/1/24	135,000	143,377
5% 12/1/24 (Escrowed to Maturity)	230,000	246,469
Series 2021 A:
5% 12/1/24	375,000	398,269
5% 12/1/25	850,000	920,473
Series A, 5% 12/1/23	1,015,000	1,062,105
Spartanburg County Reg'l. Health Series 2022, 5% 4/15/23	690,000	708,659

TOTAL SOUTH CAROLINA		17,025,848

South Dakota - 0.1%
South Dakota Board of Regents Hsg. and Auxiliary Facilities Series 2021:
3% 4/1/23	275,000	278,143
3% 4/1/24	425,000	432,186
3% 4/1/25	500,000	510,745
South Dakota Health & Edl. Facilities Auth. Rev.:
Series 2014 B, 5% 11/1/22	10,000	10,154
Series 2020 A:
5% 9/1/22	140,000	141,302
5% 9/1/23	335,000	348,660
South Dakota Hsg. Dev. Auth. Series 2017 D, 4% 11/1/47	700,000	715,732

TOTAL SOUTH DAKOTA		2,436,922

Tennessee - 1.0%
Greeneville Health & Edl. Facilities Board Series 2018 A, 5% 7/1/22	1,500,000	1,504,045
Memphis Health, Edl. & Hsg. Facilities Board Bonds Series 2020, 0.25%, tender 12/1/22 (a)	1,250,000	1,238,481
Memphis-Shelby County Arpt. Auth. Arpt. Rev.:
Series 2020 B:
5% 7/1/22 (c)	300,000	300,802
5% 7/1/23 (c)	1,405,000	1,447,284
Series 2021 B, 5% 7/1/22 (c)	400,000	401,069
Series 2021 C:
5% 7/1/22 (c)	400,000	401,069
5% 7/1/23 (c)	1,750,000	1,802,666
5% 7/1/24 (c)	1,850,000	1,940,965
Metropolitan Gov Nashvle&David Ind. Bonds (Waste Mgmt., Inc. Proj.) Series 2001, 0.58%, tender 8/1/24 (a)(c)	400,000	377,535
Metropolitan Govt. Nashville & Davidson County Health & Edl. Facilities Board Bonds (Richland Hills Apts. Proj.) Series 2021, 1.25%, tender 12/1/23 (a)	4,000,000	3,935,460
Metropolitan Nashville Arpt. Auth. Rev. Series 2019 B, 5% 7/1/25 (c)	1,910,000	2,041,004
Tennergy Corp. Gas Rev.:
Bonds Series 2019 A, 5%, tender 10/1/24 (a)	10,650,000	11,189,103
Series 2021 A:
4% 9/1/22	335,000	336,638
4% 3/1/23	350,000	354,394
4% 9/1/23	275,000	280,024
4% 3/1/24	300,000	306,676
Tennessee Energy Acquisition Corp.:
Bonds (Gas Rev. Proj.) Series A, 4%, tender 5/1/23 (a)	10,860,000	10,995,669
Series 2006 A, 5.25% 9/1/22	3,885,000	3,914,418
Series 2018, 5% 11/1/22	1,500,000	1,517,267
Series 2021 A:
5% 11/1/22	150,000	151,745
5% 11/1/23	250,000	258,181
Tennessee Hsg. Dev. Agcy. Residential Series 2021 3A, 3% 1/1/52	260,000	257,034

TOTAL TENNESSEE		44,951,529

Texas - 4.2%
Aledo Independent School District Series 2015, 0% 2/15/24	25,000	24,219
Andrews County Hosp. District Series 2021, 5% 3/15/26	1,430,000	1,555,341
Arlington Higher Ed. Fin. Corp. Series 2022, 5% 8/15/22	225,000	226,621
Atascosa County Indl. Dev. Corp. Poll. Cont. Rev. Series 2020:
5% 12/15/23	450,000	466,042
5% 12/15/24	550,000	579,021
Austin Affordable Pfc, Inc. Multifamily Hsg. Rev. Bonds Series 2019, 1.46%, tender 6/1/22 (a)	700,000	700,000
Austin Arpt. Sys. Rev.:
Series 2014, 5% 11/15/26 (c)	715,000	754,519
Series 2019 B, 5% 11/15/22 (c)	600,000	608,670
Series 2019:
5% 11/15/22 (c)	885,000	897,789
5% 11/15/23 (c)	845,000	878,770
5% 11/15/24 (c)	515,000	545,068
Austin Independent School District Series 2022 A, 5% 8/1/22	1,000,000	1,006,184
Burleson Independent School District Bonds Series 2018, 2.5%, tender 8/1/22 (a)	5,000,000	5,009,895
Central Reg'l. Mobility Auth.:
Series 2016:
5% 1/1/23	55,000	55,899
5% 1/1/24	75,000	77,827
5% 1/1/26	75,000	80,759
Series 2020 B:
5% 1/1/23	220,000	223,723
5% 1/1/25	125,000	132,330
5% 1/1/26	125,000	134,598
Series 2020 F, 5% 1/1/25	2,000,000	2,088,545
City of Beaumont Series 2021, 5% 3/1/23	665,000	681,853
Clear Creek Independent School District Bonds Series 2021 B, 0.28%, tender 8/15/24 (a)	630,000	590,773
Clifton Higher Ed. Fin. Corp. Ed. Rev. Series 2022 A, 5% 8/15/26	475,000	515,542
Coastal Bend Health Facilities Dev. Corp. Series 2005 B2, 1.2%, tender 7/1/31 (Assured Guaranty Muni. Corp. Insured) (a)	6,100,000	6,100,000
Corpus Christi Util. Sys. Rev. Series 2012, 5% 7/15/23	200,000	200,958
Cypress-Fairbanks Independent School District:
Bonds:
Series 2015 B1, 0.28%, tender 8/15/24 (a)	4,495,000	4,306,556
Series 2017 A2, 1.25%, tender 8/15/22 (a)	3,000,000	2,999,759
Series 2020 A, 5% 2/15/25	200,000	215,221
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2013 A, 5% 11/1/28 (Pre-Refunded to 11/1/22 @ 100) (c)	1,000,000	1,014,688
Series 2013 E, 5% 11/1/23 (c)	1,455,000	1,510,854
Series 2013 F, 5% 11/1/22	580,000	588,689
Series 2014 A:
4% 11/1/23 (c)	200,000	204,910
5.25% 11/1/26 (c)	900,000	933,207
5.25% 11/1/30 (c)	1,000,000	1,033,948
Series 2014 B:
5% 11/1/22 (c)	100,000	101,310
5% 11/1/29 (Pre-Refunded to 11/1/22 @ 100) (c)	515,000	522,564
Series 2014 C, 5% 11/1/22	550,000	558,240
Series 2020 A:
5% 11/1/23	2,250,000	2,350,825
5% 11/1/24	225,000	239,373
Series 2020 B, 5% 11/1/22	3,000,000	3,044,944
Series 2021 B, 5% 11/1/24	3,500,000	3,723,583
Denton Independent School District:
Bonds Series 2014 B, 2%, tender 8/1/24 (a)	600,000	593,255
Series 2016, 0% 8/15/25	35,000	32,691
East Downtown Redev. Auth. Series 2021:
5% 9/1/24	405,000	425,651
5% 9/1/26	300,000	325,325
El Paso Gen. Oblig. Series 2021 B, 5% 8/15/22	565,000	569,305
Fort Bend County Muni. Util. District Series 2021, 2% 4/1/24	750,000	745,760
Fort Bend Independent School District Bonds:
Series 2019 A, 1.95%, tender 8/1/22 (a)	5,490,000	5,491,156
Series 2020 B, 0.875%, tender 8/1/25 (a)	3,245,000	3,095,072
Series 2021 B, 0.72%, tender 8/1/26 (a)	2,525,000	2,328,580
Fort Worth Gen. Oblig.:
Series 2015 A, 5% 3/1/23	35,000	35,866
Series 2016, 5% 3/1/25	120,000	129,131
Galveston Pub. Facility Corp. Multifamily Hsg. Rev. Bonds Series 2021, 0.47%, tender 8/1/24 (a)	3,000,000	2,848,967
Goose Creek Consolidated Independent School District Bonds Series 2021 B, 0.6%, tender 8/17/26 (a)	500,000	461,307
Grand Parkway Trans. Corp. Bonds Series 2018 B, 5%, tender 10/1/23 (a)	1,865,000	1,941,613
Hale Ctr. Ed. Facilities Corp. (Wayland Baptist Univ. Proj.) Series 2022, 5% 3/1/25	475,000	498,922
Harris County Cultural Ed. Facilities Fin. Corp. Med. Facilities Rev.:
(Baylor College of Medicine Proj.) Series 2012 A, 5% 11/15/37 (Pre-Refunded to 11/15/22 @ 100)	435,000	442,190
Series 2012 A, 5% 11/15/22 (Escrowed to Maturity)	245,000	249,050
Harris County Cultural Ed. Facilities Fin. Corp. Rev.:
Bonds:
Series 2019 B, 5%, tender 9/1/22 (a)	5,000,000	5,046,364
Series 2019 C, SIFMA Municipal Swap Index + 0.420% 1.21%, tender 6/2/22 (a)(b)	3,250,000	3,249,772
Series 2020 A, 0.9%, tender 5/15/25 (a)	1,770,000	1,747,230
Series 2020 C, 5%, tender 9/1/22 (a)	6,710,000	6,772,220
Series 2020 C2, 5%, tender 12/1/24 (a)	200,000	212,360
Series 2013 B, SIFMA Municipal Swap Index + 0.900% 1.69% 6/1/22 (a)(b)	600,000	600,000
Series 2014 A, 5% 12/1/26	120,000	127,280
Series 2020 A, 4% 7/1/25	250,000	260,857
Series 2020, 5% 6/1/22	1,000,000	1,000,000
Harris County Health Facilities Dev. Corp. Rev.:
Series 2005 A4, 0.05%, tender 7/1/31 (Assured Guaranty Muni. Corp. Insured) (a)	6,050,000	6,050,000
Series A3, 0.75%, tender 7/1/31 (Assured Guaranty Muni. Corp. Insured) (a)	4,450,000	4,450,000
Houston Arpt. Sys. Rev.:
Series 2012 A:
5% 7/1/23 (Pre-Refunded to 7/1/22 @ 100) (c)	235,000	235,721
5% 7/1/31 (Pre-Refunded to 7/1/22 @ 100) (c)	630,000	631,932
Series 2018 A, 5% 7/1/22 (c)	860,000	862,298
Series 2018 C, 5% 7/1/25 (c)	400,000	427,803
Series 2020 A, 5% 7/1/23 (c)	1,000,000	1,030,095
Series 2021 A:
5% 7/1/24 (c)	500,000	524,897
5% 7/1/26 (c)	1,250,000	1,358,206
Houston Convention and Entertainment Facilities Dept. Hotel Occupancy Tax and Spl. Rev. Series 2021:
4% 9/1/24	250,000	259,272
4% 9/1/25	215,000	225,715
4% 9/1/26	275,000	291,819
Houston Independent School District Bonds Series 2012, 4%, tender 6/1/23 (a)	1,000,000	1,020,369
Katy Independent School District Bonds Series 2021 C, 1.5%, tender 8/15/24 (a)	2,500,000	2,456,140
Kilgore Independent School District Bonds Series 2022, 2%, tender 8/15/25 (a)	4,000,000	3,898,682
Klein Independent School District Series 2015 A, 5% 8/1/24	225,000	239,779
Leander Independent School District Series 2013 A, 0% 8/15/23 (Escrowed to Maturity)	1,000,000	979,577
Love Field Arpt. Modernization Rev.:
Series 2015, 5% 11/1/23 (c)	375,000	389,129
Series 2017:
5% 11/1/22 (c)	620,000	627,991
5% 11/1/23 (c)	1,150,000	1,193,329
5% 11/1/24 (c)	750,000	792,831
Series 2021:
5% 11/1/22 (c)	2,880,000	2,917,117
5% 11/1/23 (c)	3,860,000	4,005,433
5% 11/1/24 (c)	3,560,000	3,763,304
5% 11/1/25 (c)	605,000	651,015
5% 11/1/26 (c)	405,000	441,495
5% 11/1/27 (c)	415,000	457,724
Lower Colorado River Auth. Rev.:
(LCRA Transmission Svcs. Corp. Proj.):
Series 2018, 5% 5/15/23	265,000	273,272
Series 2019:
5% 5/15/23	1,070,000	1,103,402
5% 5/15/24	550,000	580,314
Series 2020:
5% 5/15/23	215,000	221,712
5% 5/15/24	550,000	580,314
Series 2015 B, 5% 5/15/24	325,000	342,913
Series 2022:
5% 5/15/24 (Assured Guaranty Muni. Corp. Insured)	3,365,000	3,550,464
5% 5/15/25 (Assured Guaranty Muni. Corp. Insured)	1,000,000	1,076,172
Lubbock Elec. Lt. & Pwr. Sys. Rev. Series 2021:
5% 4/15/24	875,000	924,120
5% 4/15/25	725,000	780,154
Mansfield Independent School District Series 2016, 5% 2/15/24	110,000	115,679
Midland County Pub. Facilities Corp. Bonds Series 2020, 0.35%, tender 6/1/23 (a)	2,000,000	1,939,394
Mission Econ. Dev. Corp. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.) Series 2008 A, 2%, tender 1/1/26 (a)(c)	2,000,000	1,999,503
(Waste Mgmt., Inc. Proj.):
Series 2018, 1.165%, tender 7/1/24 (a)(c)	3,425,000	3,294,736
Series 2020 B, 1%, tender 6/1/22 (a)(c)	4,150,000	4,150,000
New Caney Independent School District Bonds Series 2018, 1.25%, tender 8/15/24 (a)	600,000	587,917
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A, 5% 4/1/26	55,000	59,723
North Harris County Reg'l. Wtr. Auth. Series 2013, 4% 12/15/22	35,000	35,496
North Texas Tollway Auth. Rev.:
Series 2015 B, 5% 1/1/23	325,000	331,547
Series 2016 A, 5% 1/1/23	780,000	795,712
Series 2017 A:
5% 1/1/24	605,000	616,120
5% 1/1/26	580,000	589,815
Series 2019 A, 5% 1/1/23	325,000	331,547
Series 2019 B, 5% 1/1/25	325,000	347,502
Series 2020 A, 5% 1/1/25	265,000	283,692
Series 2021 B, 5% 1/1/26	695,000	758,039
Odessa College District Rev. Series 2021, 4% 7/1/22 (Assured Guaranty Muni. Corp. Insured)	740,000	741,695
Odessa Hsg. Fin. Corp. Multifamily Hsg. Rev. Bonds Series 2020, 0.35%, tender 3/1/23 (a)	2,500,000	2,461,684
Pearland Gen. Oblig. Series 2020, 5% 3/1/24	295,000	311,232
Pflugerville Independent School District Bonds Series 2019 B, 2.5%, tender 8/15/23 (a)	610,000	615,805
Port Arthur Series 2021:
5% 2/15/24	240,000	252,143
5% 2/15/24	195,000	204,866
Port of Houston Auth. Series 2021, 5% 10/1/23	805,000	839,806
Prosper Independent School District:
Bonds Series 2019 B, 2%, tender 8/15/23 (a)	1,000,000	1,001,572
Series 2015, 5% 2/15/24	250,000	263,253
San Antonio Arpt. Sys. Rev. Series 2019 A:
5% 7/1/22 (c)	275,000	275,746
5% 7/1/22 (c)	265,000	265,719
5% 7/1/23 (c)	195,000	200,975
5% 7/1/25 (c)	400,000	427,435
5% 7/1/26 (c)	500,000	543,282
San Antonio Elec. & Gas Sys. Rev.:
Bonds Series 2022, 2%, tender 12/1/27 (a)	1,415,000	1,350,804
Series 2016, 5% 2/1/25 (Escrowed to Maturity)	330,000	355,789
Series 2022, 5% 2/1/26	545,000	598,251
San Antonio Independent School District Series 2015, 5% 2/15/24	315,000	331,590
San Antonio Pub. Facilities Corp. and Rfdg. Lease (Convention Ctr. Proj.) Series 2012, 5% 9/15/22	75,000	75,762
San Antonio Wtr. Sys. Rev. Bonds:
Series 2013 F, 1%, tender 11/1/26 (a)	3,000,000	2,783,862
Series 2014 B, 2%, tender 11/1/22 (a)	520,000	520,712
Splendora Independent School District Series 2016 A, 5% 2/15/25	200,000	214,948
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev. (Scott & White Healthcare Proj.) Series 2013 A:
5% 8/15/23 (Escrowed to Maturity)	20,000	20,803
5% 8/15/28 (Pre-Refunded to 8/15/23 @ 100)	50,000	52,008
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev. Series 2016 A:
5% 2/15/25	1,240,000	1,328,956
5% 2/15/26	35,000	38,281
Texas A&M Univ. Rev. Series 2021 A:
5% 5/15/24	1,350,000	1,430,541
5% 5/15/26	725,000	801,014
Texas Gen. Oblig. Series 2013 B, 5.5% 8/1/23 (c)	5,500,000	5,736,917
Texas Muni. Gas Acquisition And Supply Corp. Series 2021:
5% 12/15/22	1,250,000	1,267,361
5% 12/15/23	3,450,000	3,559,809
Texas Muni. Pwr. Agcy. Rev. Series 2021:
3% 9/1/22 (Assured Guaranty Muni. Corp. Insured)	1,450,000	1,455,669
3% 9/1/23 (Assured Guaranty Muni. Corp. Insured)	900,000	912,459
3% 9/1/24 (Assured Guaranty Muni. Corp. Insured)	850,000	865,826
Texas Trans. Commission Hwy. Impt. Gen. Oblig. Bonds Series 2014 B, 0.65%, tender 4/1/26 (a)	3,500,000	3,237,176
Trinity River Auth. Reg'l. Wastewtr. Sys. Rev. Series 2016, 5% 8/1/23	35,000	36,352
Waco Edl. Fin. Corp. Rev. Series 2021:
3% 3/1/23	325,000	328,284
4% 3/1/24	580,000	599,951
4% 3/1/25	400,000	417,421

TOTAL TEXAS		189,290,232

Utah - 0.1%
Salt Lake City Arpt. Rev.:
Series 2017 A, 5% 7/1/24 (c)	150,000	157,376
Series 2018 A, 5% 7/1/23 (c)	250,000	257,959
Series 2021 A:
5% 7/1/22 (c)	650,000	651,822
5% 7/1/23 (c)	550,000	567,510
5% 7/1/24 (c)	1,000,000	1,049,170
Utah County Hosp. Rev. Bonds Series 2018 B2, 5%, tender 8/1/24 (a)	265,000	277,992
Utah Infrastructure Agcy. Series 2021, 3% 10/15/24	500,000	496,822
Vineyard Redev. Agcy. Series 2021, 5% 5/1/24 (Assured Guaranty Muni. Corp. Insured)	675,000	712,425

TOTAL UTAH		4,171,076

Vermont - 0.0%
Vermont Student Assistant Corp. Ed. Ln. Rev.:
Series 2017 A, 5% 6/15/23 (c)	700,000	720,681
Series 2020 A, 5% 6/15/27 (c)	665,000	723,269

TOTAL VERMONT		1,443,950

Virginia - 1.1%
Arlington County IDA Hosp. Facilities Series 2020:
5% 7/1/23	340,000	352,012
5% 7/1/24	425,000	448,644
Chesapeake Bay Bridge and Tunnel District Gen. Resolution Rev. Series 2019, 5% 11/1/23	2,400,000	2,489,743
Fairfax County Indl. Dev. Auth. Bonds (Inova Health Sys. Proj.) Series 2018 B, 5%, tender 5/15/23 (a)	1,625,000	1,672,598
Fredericksburg Econ. Dev. Auth. Rev. Series 2014, 5% 6/15/24	50,000	52,545
Halifax County Indl. Dev. Auth. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2010 A, 1.65%, tender 5/31/24 (a)	3,000,000	2,951,346
Hampton Roads Trans. Accountability Commission Series 2019 A, 5% 7/1/22	14,500,000	14,545,907
King George County Indl. Dev. Auth. Solid Waste Disp. Fac. Rev. (King George Landfill, Inc. Proj.) Series 2003 A, 2.5% 6/1/23 (a)(c)	735,000	737,034
Louisa Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.):
Series 2008 A, 1.9%, tender 6/1/23 (a)	2,500,000	2,493,919
Series 2008 B, 0.75%, tender 9/2/25 (a)	4,000,000	3,751,084
Norfolk Arpt. Auth.:
Series 2021 A:
4% 7/1/24	1,170,000	1,209,992
4% 7/1/25	1,000,000	1,046,758
Series 2021 B:
4% 7/1/23 (c)	500,000	510,007
5% 7/1/24 (c)	400,000	418,673
Peninsula Port Auth. Coal Term. Rev. Bonds (Dominion Term. Associates Proj. - Detc Issue) Series 2003, 1.7%, tender 10/1/22 (a)	2,000,000	1,999,348
Spotsylvania County Econ. Dev. Bonds (Palmers Creek Apt. Proj.) Series 2019, 0.65%, tender 8/1/22 (a)	5,000,000	4,986,903
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev. Series 2016:
5% 6/15/24	25,000	26,272
5% 6/15/25	20,000	21,433
5% 6/15/26	35,000	37,864
Virginia Pub. Bldg. Auth. Pub. Facilities Rev.:
Series 2019 B, 5% 8/1/23 (c)	410,000	424,586
Series 2020 A, 5% 8/1/22	1,940,000	1,952,419
Virginia Small Bus. Fing. Auth.:
Series 2012, 5.5% 1/1/42 (c)	4,000,000	4,012,879
Series 2020 A, 5% 1/1/23	400,000	406,116
Wise County Indl. Dev. Auth. Waste & Sewage Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2010 A, 1.2%, tender 5/31/24 (a)	2,075,000	2,023,264
York County Econ. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2009 A, 1.9%, tender 6/1/23 (a)	300,000	299,270

TOTAL VIRGINIA		48,870,616

Washington - 0.7%
King County Hsg. Auth. Rev.:
Series 2019:
3% 11/1/23	1,175,000	1,190,868
4% 11/1/24	135,000	140,471
Series 2020:
3% 6/1/22	250,000	250,000
3% 6/1/23	400,000	404,374
3% 6/1/25	275,000	278,703
Series 2021:
2% 6/1/23	780,000	780,860
3% 12/1/25	825,000	837,100
King County Hsg. Auth. Workforce Hsg. Preservation Series 2021:
2% 10/1/22	100,000	100,145
2% 10/1/23	100,000	99,949
King County Swr. Rev. Bonds Series 2020 B, 0.875%, tender 1/1/26 (a)	2,105,000	1,955,793
Port of Seattle Rev.:
Series 2012 A:
5% 8/1/22	400,000	402,474
5% 8/1/27	400,000	402,006
Series 2012 B, 5% 8/1/23 (c)	1,345,000	1,352,095
Series 2016 B:
5% 10/1/22 (c)	70,000	70,825
5% 10/1/23 (c)	65,000	67,635
Series 2016, 5% 2/1/25	290,000	310,165
Series 2019:
5% 4/1/23 (c)	615,000	631,511
5% 4/1/24 (c)	400,000	420,911
5% 4/1/25 (c)	280,000	299,307
Series 2021 C:
5% 8/1/22 (c)	2,420,000	2,434,317
5% 8/1/23 (c)	3,665,000	3,797,108
5% 8/1/24 (c)	1,360,000	1,437,437
5% 8/1/25 (c)	390,000	418,977
Series 2021:
5% 9/1/23 (c)	2,100,000	2,177,938
5% 9/1/24 (c)	1,080,000	1,142,837
Port of Seattle Spl. Facility Rev. Series 2013, 5% 6/1/22 (c)	500,000	500,000
Seattle Hsg. Auth. Rev. (Northgate Plaza Proj.) Series 2021, 1% 6/1/26	1,740,000	1,646,580
Seattle Muni. Lt. & Pwr. Rev. Series 2012 A, 5% 6/1/24	500,000	500,974
Tacoma Elec. Sys. Rev. Series 2017:
5% 1/1/25	25,000	26,855
5% 1/1/26	35,000	38,402
Tobacco Settlement Auth. Rev. Series 2018, 5% 6/1/22	915,000	915,000
Washington Fed. Hwy. Grant Anticipation Rev. Series 2012 F, 5% 9/1/22	495,000	499,702
Washington Gen. Oblig.:
Series R 2020 A, 5% 1/1/25	250,000	268,875
Series R 2020 C, 5% 7/1/22	2,500,000	2,508,080
Washington Health Care Facilities Auth. Rev.:
(Virginia Mason Med. Ctr. Proj.) Series 2017:
5% 8/15/25	205,000	218,118
5% 8/15/26	115,000	124,247
5% 8/15/27	50,000	54,717
Bonds Series 2019 B, 5%, tender 8/1/24 (a)	1,095,000	1,139,887
Series 2012 A, 5% 10/1/22	445,000	450,412
Series 2012 B, 5% 10/1/24 (Pre-Refunded to 10/1/22 @ 100)	405,000	409,953
Series 2015 B, 5% 8/15/23	600,000	623,780
Series 2015, 5% 7/1/24	1,250,000	1,316,146
Washington Hsg. Fin. Commission Series 2021 2N, 5% 6/1/25	945,000	1,023,328

TOTAL WASHINGTON		33,668,862

West Virginia - 0.2%
Hsg. Auth. of Everett Bonds Series 2021, 0.3%, tender 9/1/23 (a)	1,500,000	1,457,559
Mason Co. Poll. Cont. Rev. (Appalachian Pwr. Co. Proj.) Series 2003 L, 2.75% 10/1/22	3,245,000	3,248,027
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. Bonds (Appalachian Pwr. Co. Amos Proj.):
Series 2010 A, 0.625%, tender 12/15/25 (a)	2,000,000	1,812,101
Series 2015 A, 2.55%, tender 4/1/24 (a)	225,000	222,481
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2016 A:
5% 6/1/22	2,195,000	2,195,000
5% 6/1/24	1,490,000	1,564,579
West Virginia Hsg. Dev. Fund Series 2017 A, 2.4% 11/1/22 (c)	960,000	961,939

TOTAL WEST VIRGINIA		11,461,686

Wisconsin - 0.4%
Blue Ridge Healthcare Pub. Fin. Auth. Series 2020 A, 5% 1/1/25	300,000	318,751
Clayton Town Series 2021 B, 2% 6/1/26	2,000,000	1,913,191
Dunn County Gen. Oblig. Series 2021 A, 0.25% 10/1/24	1,155,000	1,082,491
Milwaukee County Arpt. Rev.:
Series 2013 A:
5% 12/1/22 (c)	30,000	30,465
5.25% 12/1/23 (c)	35,000	36,536
Series 2016 A, 5% 12/1/22 (c)	1,000,000	1,015,504
Milwaukee Gen. Oblig. Series 2018 N4, 5% 4/1/25	1,130,000	1,220,476
Pub. Fin. Auth. Hosp. Rev. Series 2020 A:
5% 6/1/23	345,000	356,427
5% 6/1/24	675,000	708,381
5% 6/1/25	375,000	400,895
5% 6/1/26	300,000	331,403
Racine Unified School District Series 2021:
2% 4/1/23	225,000	225,984
2% 4/1/24	475,000	476,585
2% 4/1/25	600,000	597,340
Wisconsin Gen. Oblig. Series 2014 4, 5% 5/1/25	90,000	96,298
Wisconsin Health & Edl. Facilities:
Bonds:
Series 2018 B, 5%, tender 1/29/25 (a)	355,000	378,598
Series 2018 C3, SIFMA Municipal Swap Index + 0.550% 1.34%, tender 7/26/23 (a)(b)	4,000,000	3,988,283
Series 2018, 5% 4/1/26	195,000	213,610
Series 2019 A:
5% 11/15/22	325,000	330,083
5% 12/1/23	35,000	36,603
5% 12/1/24	100,000	106,832
5% 12/1/25	125,000	135,146
5% 12/1/26	200,000	219,184
Wisconsin Health & Edl. Facilities Auth. Series 2014 A, 5% 12/1/24	775,000	824,142
Wisconsin Health & Edl. Facilities Auth. Rev.:
Series 2021 B:
4% 9/15/24	200,000	200,815
4% 9/15/26	220,000	219,903
Series 2022, 5% 10/1/25 (e)	3,635,000	3,900,356
Wisconsin Hsg. & Econ. Dev. Auth. Series 2021 C, 3% 9/1/52	330,000	326,202
Wisconsin Hsg. & Econ. Dev. Auth. Hsg. Rev. Bonds:
Series 2019 A, 0.2%, tender 6/1/22 (a)	85,000	84,429
Series 2021 C:
0.61%, tender 5/1/24 (a)	170,000	162,984
0.81%, tender 5/1/25 (a)	200,000	188,018

TOTAL WISCONSIN		20,125,915

Wyoming - 0.1%
Laramie County Hosp. Rev. (Cheyenne Reg'l. Med. Ctr. Proj.) Series 2021:
4% 5/1/23	250,000	255,285
4% 5/1/25	260,000	272,599
Wyoming Cmnty. Dev. Auth. Hsg. Rev.:
Series 2020 3:
5% 6/1/22 (c)	280,000	280,000
5% 6/1/23 (c)	955,000	983,264
Series 2021 4:
0.2% 6/1/22 (c)	285,000	285,000
0.3% 6/1/23 (c)	1,170,000	1,153,554

TOTAL WYOMING		3,229,702

TOTAL MUNICIPAL BONDS
(Cost $2,191,655,210)		2,155,893,825

Municipal Notes - 23.4%
Alabama - 0.4%
Columbia Indl. Dev. Board Poll. Cont. Rev. (Alabama Pwr. Co. Proj.) Series 2014 A, 0.65% 6/1/22, VRDN (a)	9,375,000	$9,375,000
Health Care Auth. for Baptist Health Series 2013 B, 1.13% 6/7/22, VRDN (a)	6,705,000	6,705,000
Huntsville Health Care Auth. Participating VRDN Series XG 03 01, 0.83% 6/7/22 (Liquidity Facility Bank of America NA) (a)(f)(g)	4,170,000	4,170,000

TOTAL ALABAMA		20,250,000

Arizona - 0.6%
Arizona Health Facilities Auth. Rev. Series 2015 B, 1.04% 6/2/22, LOC MUFG Bank Ltd., VRDN (a)	2,500,000	2,429,906
Arizona St Indl. Dev. Auth. Multi Participating VRDN:
Series Floater MIZ 90 88, 1.04% 7/5/22 (Liquidity Facility Mizuho Cap. Markets LLC) (a)(f)(g)	12,800,000	12,800,000
Series XF 10 91, 1.04% 6/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(c)(f)(g)	950,000	950,000
Maricopa County Indl. Dev. Auth. Participating VRDN Series 2021 XG 03 09, 0.94% 6/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	6,145,000	6,145,000
Phoenix Civic Impt. Board Arpt. Rev. Participating VRDN:
Series 2018 XM 06 15, 0.98% 6/7/22 (Liquidity Facility Royal Bank of Canada) (a)(c)(f)(g)	1,750,000	1,750,000
Series XM 08 23, 0.91% 6/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(f)(g)	1,300,000	1,300,000
Pima County Indl. Dev. Auth. Multi-family Hsg. Rev. Participating VRDN Series XF 10 96, 1.04% 6/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	1,820,000	1,820,000

TOTAL ARIZONA		27,194,906

California - 2.8%
California Health Facilities Fing. Auth. Rev. Participating VRDN Series Floaters XG 01 75, 0.92% 6/7/22 (Liquidity Facility Bank of America NA) (a)(f)(g)	4,825,000	4,825,000
California Statewide Cmntys. Dev. Auth. Rev.:
Series 2004 I, 0.21% tender 7/13/22, CP mode	5,000,000	4,994,641
Series 2021, 0.2% tender 6/12/22, CP mode (a)	9,200,000	9,190,262
Lodi Unified School District Participating VRDN Series 2021 XG 03 22, 0.82% 6/7/22 (Liquidity Facility Royal Bank of Canada) (a)(f)(g)	2,190,000	2,190,000
Los Angeles Cmnty. Redev. Agcy. Multi-family Hsg. Rev. Participating VRDN:
Series 2022 MIZ 90 89, 0.99% 6/7/22 (Liquidity Facility Mizuho Cap. Markets LLC) (a)(c)(f)(g)	14,500,000	14,500,000
Series 2022 MIZ 90 90, 0.99% 6/7/22 (Liquidity Facility Mizuho Cap. Markets LLC) (a)(c)(f)(g)	7,500,000	7,500,000
Los Angeles County Gen. Oblig. TRAN Series 2021, 4% 6/30/22	6,300,000	6,315,156
Los Angeles Gen. Oblig. TRAN Series 2021, 4% 6/23/22	15,000,000	15,027,471
Los Angeles Muni. Impt. Corp. Lease Rev. Series 2022, 0.7% 6/1/22, LOC BMO Harris Bank NA, CP	2,265,000	2,264,997
River Islands Pub. Fing. Auth. Participating VRDN Series MIZ 90 26, 1.04% 7/5/22 (Liquidity Facility Mizuho Cap. Markets LLC) (a)(f)(g)(h)	4,300,000	4,300,000
Sacramento County Hsg. Auth. Multi-family Hsg. Rev. Participating VRDN Series 2022 MIZ 90 93, 1.04% 7/5/22 (Liquidity Facility Mizuho Cap. Markets LLC) (a)(f)(g)	2,795,000	2,795,000
San Diego Pub. Facilities Fing. Auth. Wtr. Rev. Series 2022 A, 1.05% 7/7/22, LOC Bank of America NA, CP	12,000,000	11,999,993
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Participating VRDN Series Floaters XM 06 75, 0.91% 6/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(c)(f)(g)	1,850,000	1,850,000
San Francisco City & County Multi-family Hsg. Rev. Participating VRDN:
Series DBE 8059, 1.19% 8/1/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	1,900,000	1,900,000
Series MIZ 90 63, 1.04% 7/5/22 (Liquidity Facility Mizuho Cap. Markets LLC) (a)(f)(g)	16,325,000	16,325,000
Series MIZ 90 95, 1.04% 7/5/22 (Liquidity Facility Mizuho Cap. Markets LLC) (a)(f)(g)	14,645,000	14,645,000
San Francisco City & County Pub. Util. Commission Wastewtr. Rev. Series 2022 A2, 1.05% 7/7/22, LOC Bank of America NA, CP	5,000,000	4,999,997
San Mateo County Joint Powers Fing. Auth. Participating VRDN Series 2021 XG 03 18, 0.85% 6/7/22 (Liquidity Facility Deutsche Bank AG) (a)(f)(g)	3,800,000	3,800,000
Univ. of California Revs. Series AL1, 0.5% 6/1/22, VRDN (a)	300,000	300,000

TOTAL CALIFORNIA		129,722,517

Colorado - 0.6%
Colorado Ed. Ln. Prog. TRAN Series 2021 A, 4% 6/29/22	2,000,000	2,004,641
Colorado Edl. & Cultural Facilities Auth. Rev. (Mesivta of Greater Los Angeles Proj.) Series 2005, 1.14% 6/7/22, LOC Deutsche Bank AG, VRDN (a)	665,000	665,000
Colorado Hsg. & Fin. Auth. Multi-family Hsg. Rev. Participating VRDN Series Floater 2021 MIZ 90 68, 1.04% 7/5/22 (Liquidity Facility Mizuho Cap. Markets LLC) (a)(f)(g)	99,832	99,832
Denver City & County Arpt. Rev. Participating VRDN Series Floaters XL 00 90, 0.91% 6/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(c)(f)(g)	23,100,000	23,100,000

TOTAL COLORADO		25,869,473

Connecticut - 0.2%
Connecticut Hsg. Fin. Auth. Series 2022 A4, 1.09% 6/7/22, VRDN (a)	10,000,000	9,880,114
Delaware - 0.1%
Delaware Econ. Dev. Auth. Rev. (Delmarva Pwr. & Lt. Co. Proj.) Series 1994, 0.69% 6/1/22, VRDN (a)(c)	3,880,000	3,880,000
Florida - 0.9%
Broward County Arpt. Sys. Rev. Participating VRDN:
Series XL 01 36, 0.92% 6/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(c)(f)(g)	3,000,000	3,000,000
Series XM 08 95, 0.92% 6/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(c)(f)(g)	840,000	840,000
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Participating VRDN Series XM 08 91, 0.92% 6/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(c)(f)(g)	3,400,000	3,400,000
Jacksonville Health Care Series 2022, 0.62% 6/2/22, CP	2,000,000	1,999,976
Miami Dade County Hsg. Multifamily Hsg. Rev. Participating VRDN:
Series Floater MIZ 90 87, 1.04% 7/5/22 (Liquidity Facility Mizuho Cap. Markets LLC) (a)(f)(g)	1,035,000	1,035,000
Series MIZ 90 72, 1.04% 7/5/22 (Liquidity Facility Mizuho Cap. Markets LLC) (a)(f)(g)	400,000	400,000
Miami-Dade County Aviation Rev.:
Participating VRDN Series XM 08 70, 0.92% 6/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(c)(f)(g)	2,100,000	2,100,000
Series 2022, 1.05% 6/16/22, LOC Bank of America NA, CP (c)	2,000,000	1,999,960
Miami-Dade County Health Facilities Auth. Hosp. Rev. Participating VRDN Series 2021 XF 12 61, 0.94% 6/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	1,190,000	1,190,000
Miami-Dade County Indl. Dev. Auth. Rev. (Florida Pwr. & Lt. Co. Proj.) Series 2021, 0.71% 6/1/22, VRDN (a)(c)	5,000,000	5,000,000
South Miami Health Facilities Auth. Hosp. Rev. Participating VRDN:
Series Floaters XF 25 30, 0.94% 6/7/22 (Liquidity Facility Citibank NA) (a)(f)(g)	10,500,000	10,500,000
Series ZM 05 71, 0.84% 6/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(f)(g)	5,230,000	5,230,000
Tampa Hosp. Rev. Participating VRDN Series XM 08 85, 0.93% 6/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	2,650,000	2,650,000

TOTAL FLORIDA		39,344,936

Georgia - 0.9%
Atlanta Arpt. Rev.:
Series 2022 L2, 1.05% 7/18/22, LOC JPMorgan Chase Bank, CP (c)	9,300,000	9,296,682
Series 2022, 1.05% 7/18/22, LOC Bank of America NA, CP (c)	4,550,000	4,548,377
Burke County Indl. Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Vogtle Proj.):
First Series 2009, 0.78% 6/1/22, VRDN (a)	3,950,000	3,950,000
Series 2012, 0.79% 6/1/22, VRDN (a)(c)	7,740,000	7,740,000
Series 2018, 0.7% 6/1/22, VRDN (a)	7,100,000	7,100,000
Griffin-Spalding County Hosp. Participating VRDN Series Floaters XL 00 76, 0.96% 6/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	1,400,000	1,400,000
Monroe County Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Scherer Proj.) Series 2008, 0.77% 6/1/22, VRDN (a)	6,450,000	6,450,000

TOTAL GEORGIA		40,485,059

Hawaii - 0.1%
Hawaii Arpts. Sys. Rev. Participating VRDN Series XF 07 65, 0.92% 6/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(c)(f)(g)	2,900,000	2,900,000
Idaho - 0.2%
Idaho Gen. Oblig. TAN Series 2021, 3% 6/30/22	7,640,000	7,652,255
Idaho Hsg. & Fin. Assoc. Single Family Mtg. Series A, 1.05% 6/7/22 (Liquidity Facility Fannie Mae) (Liquidity Facility Freddie Mac), VRDN (a)	785,000	785,000

TOTAL IDAHO		8,437,255

Illinois - 0.8%
Chicago Midway Arpt. Rev. Series 2022, 0.98% 6/22/22, LOC JPMorgan Chase Bank, CP (c)	6,000,000	6,000,361
Chicago O'Hare Int'l. Arpt. Rev. Participating VRDN:
Series XM 08 79, 0.92% 6/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	2,500,000	2,500,000
Series XM 08 84, 0.92% 6/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(c)(f)(g)	2,500,000	2,500,000
Series XM 09 18, 0.92% 6/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	1,400,000	1,400,000
Chicago Transit Auth. Participating VRDN:
Series XM 09 03, 0.93% 6/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	300,000	300,000
Series XM 09 05, 0.93% 6/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	1,100,000	1,100,000
Cook County Gen. Oblig. Participating VRDN Series 2015 XF0124, 0.94% 6/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	4,780,000	4,780,000
Deutsche Spears/Lifers Trust Participating VRDN Series 2016 XG 00 93, 0.99% 6/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(c)(f)(g)	3,200,000	3,200,000
Illinois Edl. Facilities Auth. Rev. Series 2022 0.85% 6/2/22, LOC Northern Trust Co., CP	8,500,000	8,500,014
Metropolitan Pier & Exposition Participating VRDN Series XF 09 65, 0.91% 6/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	4,343,000	4,343,000
Reg'l. Transn Auth. Extend Series 2005 B, 1.1% 6/7/22, VRDN (a)	1,360,000	1,360,000

TOTAL ILLINOIS		35,983,375

Indiana - 0.3%
Brownsburg 1999 School Bldg. Corp. BAN Series 2022, 1.75% 2/1/23 (d)	6,000,000	6,001,793
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series B, 0.67% 6/1/22, LOC U.S. Bank NA, Cincinnati, VRDN (a)	250,000	250,000
Indiana Univ. Student Fee Revs. Series 2022, 0.65% 6/21/22, CP	2,500,000	2,499,423
Indianapolis Local Pub. Impt. Participating VRDN Series 2019 XF 07 56, 0.88% 6/7/22 (Liquidity Facility Bank of America NA) (a)(f)(g)	3,750,000	3,750,000

TOTAL INDIANA		12,501,216

Kentucky - 1.1%
Econ. Dev. Fin. Auth. Lousiville Arena Proj. Rev. Participating VRDN Series XG 01 61, 0.82% 6/7/22 (Assured Guaranty Muni. Corp. Insured), LOC Bank of America NA, (Liquidity Facility Bank of America NA) (a)(f)(g)	5,460,000	5,460,000
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. Participating VRDN Series XM 09 19, 0.94% 6/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	1,100,000	1,100,000
Kentucky Hsg. Corp. Hsg. Rev. Participating VRDN Series XF 10 93, 1.04% 6/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	1,000,000	1,000,000
Louisville & Jefferson County Metropolitan Swr. District Swr. & Drain Sys. Rev. BAN Series 2021, 3% 10/14/22	29,000,000	29,159,767
Meade County Indl. Bldg. Rev. (Nucor Steel Brandenburg Proj.):
Series 2020 A1, 0.88% 6/1/22, VRDN (a)(c)	11,520,000	11,520,000
Series 2020 B1, 0.88% 6/1/22, VRDN (a)(c)	800,000	800,000

TOTAL KENTUCKY		49,039,767

Louisiana - 0.5%
Louisiana Hsg. Corp. Multifamily Hsg. Rev. Participating VRDN Series MIZ 90 53, 1.04% 7/5/22 (Liquidity Facility Mizuho Cap. Markets LLC) (a)(f)(g)	585,000	585,000
Saint Charles Parish Poll. Cont. Rev. (Shell Oil Co. Proj.) Series 1992 B, 0.65% 6/1/22, VRDN (a)	500,000	500,000
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.) Series 2010 A1, 0.99% 6/7/22, VRDN (a)	23,920,000	23,920,000

TOTAL LOUISIANA		25,005,000

Maryland - 0.4%
Baltimore County Gen. Oblig. BAN Series 2022, 4% 3/24/23	8,000,000	8,144,054
Baltimore Proj. Rev. Bonds Series Floaters G 42, 0.99%, tender 1/3/23 (Liquidity Facility Royal Bank of Canada) (a)(f)(g)(h)	4,500,000	4,500,000
Maryland Health & Higher Edl. Facilities Auth. Rev. Series 2022, 0.88% 6/8/22 (Liquidity Facility Wells Fargo Bank NA), CP	5,500,000	5,500,120

TOTAL MARYLAND		18,144,174

Massachusetts - 0.3%
Boston Wtr. & Swr. Commission Rev. Series 2022 A, 0.61% 6/6/22, LOC State Street Bank & Trust Co., Boston, CP	8,500,000	8,499,649
Massachusetts Dev. Fin. Agcy. Rev. Participating VRDN Series XM 09 99, 0.94% 6/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	3,300,000	3,300,000
Massachusetts Edl. Fing. Auth. Rev. Participating VRDN Series Floaters XF 23 06, 0.99% 6/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(c)(f)(g)	1,280,000	1,280,000

TOTAL MASSACHUSETTS		13,079,649

Michigan - 0.7%
Michigan Bldg. Auth. Rev.:
Participating VRDN Series 2021 XF 11 15, 0.85% 6/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	800,000	800,000
Series 2020 III, 0.89% 7/3/23, VRDN (a)	3,000,000	3,000,000
Michigan Fin. Auth. Rev. RAN Series 2021 A, 3% 8/22/22, LOC PNC Bank NA	16,500,000	16,551,713
Michigan Strategic Fund Ltd. Oblig. Rev. Series 2002, 0.93% 6/2/22, LOC JPMorgan Chase Bank, VRDN (a)(c)	250,000	250,000
St Joseph Hosp. Fa Hsp Rev. Series 2002, 0.8% 6/7/22 (Assured Guaranty Muni. Corp. Insured), VRDN (a)	7,640,000	7,640,000
Univ. of Michigan Rev. Series 2022 B, 0.7% tender 6/6/22, CP mode	5,200,000	5,199,888

TOTAL MICHIGAN		33,441,601

Minnesota - 0.2%
Duluth Minn Hsg. & Redev. Auth. MultiFamily Hsg. Rev. Participating VRDN Series 2021 XF 11 30, 1.04% 6/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	900,000	900,000
Minneapolis Health Care Sys. Rev. Participating VRDN Series XM 08 72, 0.93% 6/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	1,000,000	1,000,000
Minnesota Rural Wtr. Fin. Auth. BAN Series 2021 B, 0.3% 8/1/22	2,700,000	2,691,692
Univ. of Minnesota Gen. Oblig. Series 2022 D1, 0.95% 6/7/22, CP	4,000,000	4,000,120

TOTAL MINNESOTA		8,591,812

Mississippi - 0.4%
Mississippi Bus. Fin. Corp. Rev. (Mississippi Pwr. Co. Proj.) Series 1999, 0.77% 6/1/22, VRDN (a)(c)	2,400,000	2,400,000
Mississippi Bus. Fin. Corp. Solid Waste Disp. Rev.:
(Gulf Pwr. Co. Proj.) Series 2012, 0.74% 6/1/22, VRDN (a)(c)	10,020,000	10,020,000
(Mississippi Pwr. Co. Proj.) Series 1995, 0.78% 6/1/22, VRDN (a)(c)	4,500,000	4,500,000

TOTAL MISSISSIPPI		16,920,000

Missouri - 0.1%
Kansas City Planned Indl. Expansion Participating VRDN Series Floater MIZ 90 86, 1.04% 7/5/22 (Liquidity Facility Mizuho Cap. Markets LLC) (a)(f)(g)	1,055,000	1,055,000
Lees Summit Indl. Dev. Auth. Multi-family Hsg. Rev. Participating VRDN Series MIZ 90 55, 1.04% 7/5/22 (Liquidity Facility Mizuho Cap. Markets LLC) (a)(f)(g)	200,000	200,000
Mercy Health Participating VRDN Series Floaters XL 00 80, 0.94% 6/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	1,200,000	1,200,000
Missouri Health & Edl. Facilities Rev.:
Participating VRDN Series XL 02 58, 0.94% 6/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	1,900,000	1,900,000
Series 2009 B, 0.62% 6/1/22 (Liquidity Facility JPMorgan Chase Bank), VRDN (a)	1,800,000	1,800,000

TOTAL MISSOURI		6,155,000

Montana - 0.0%
Montana Board of Hsg. Participating VRDN Series Floater MIZ 90 61, 1.04% 7/5/22 (Liquidity Facility Mizuho Cap. Markets LLC) (a)(f)(g)	500,000	500,000
Nevada - 0.3%
Clark County Arpt. Rev. Series 2008 C1, 0.88% 6/7/22, LOC Bank of America NA, VRDN (a)(c)	10,000,000	10,000,000
Nevada Hsg. Division Participating VRDN Series 2022 MIZ 90 91, 1.04% 7/5/22 (Liquidity Facility Mizuho Cap. Markets LLC) (a)(f)(g)	5,200,000	5,200,000

TOTAL NEVADA		15,200,000

New Jersey - 0.5%
Hudson County Impt. Auth. Rev. BAN Series 2021 C1, 1% 8/16/22	5,400,000	5,398,503
New Jersey Tpk. Auth. Tpk. Rev. Participating VRDN Series XM 09 12, 0.94% 6/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	1,600,000	1,600,000
New Jersey Trans. Trust Fund Auth. Participating VRDN:
Series XF 09 75, 0.96% 6/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	541,000	541,000
Series XM 09 29, 0.96% 6/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	800,000	800,000
Newark Gen. Oblig. BAN Series 2021 C, 1.25% 7/25/22	600,000	599,361
Plainfield Gen. Oblig. BAN Series 2021, 1% 8/16/22	4,517,000	4,513,114
Roselle County of Union BAN Series 2021 A, 1.5% 7/20/22	1,000,000	1,000,166
Springfield Township Gen. Oblig. BAN Series 2021, 2% 7/29/22	3,228,000	3,231,093
West Orange Gen. Oblig. BAN Series 2021, 2% 11/11/22	4,500,000	4,505,616

TOTAL NEW JERSEY		22,188,853

New York - 3.5%
Connetquot Central School District:
BAN Series 2021, 1.25% 7/27/22	5,450,000	5,448,094
TAN Series 2021, 1.5% 6/24/22	10,000,000	10,000,601
Greater Soutern Tier Board of Coop. Edl. Svcs. RAN Series 2021, 1% 6/30/22	15,000,000	14,990,289
Hempstead Indl. Dev. Auth. Participating VRDN Series DBE 80 63, 1.19% 6/7/22, LOC Deutsche Bank AG, (Liquidity Facility Deutsche Bank AG) (a)(c)(f)(g)	8,341,186	8,341,186
Hempstead Union Free School District BAN Series 2021 A, 1.5% 11/30/22	6,427,819	6,420,070
New York City Gen. Oblig.:
Series 2006, 1.19% 6/3/22 (Assured Guaranty Muni. Corp. Insured), VRDN (a)	5,100,000	5,100,000
Series 2021 3, 1.07% 6/8/22, VRDN (a)	5,000,000	5,000,000
New York Dorm. Auth. Rev. Participating VRDN Series XF 13 28, 0.96% 6/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	1,700,000	1,700,000
New York Metropolitan Trans. Auth. Rev.:
BAN Series 2019 D1, 5% 9/1/22	25,210,000	25,417,279
Participating VRDN:
Series XF 13 21, 0.97% 6/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	3,705,000	3,705,000
Series XM 09 35, 0.97% 6/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	300,000	300,000
Series ZF 02 18, 0.97% 6/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	4,200,000	4,200,000
New York Pwr. Auth. Series 2022, 0.8% 7/13/22, CP	8,500,000	8,496,481
New York Thruway Auth. Gen. Rev. Participating VRDN:
Series XM 08 30, 0.94% 6/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	1,700,000	1,700,000
Series XM 08 31, 0.96% 6/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(f)(g)	2,000,000	2,000,000
Oyster Bay Gen. Oblig. BAN Series 2022, 3% 3/9/23	8,000,000	8,061,814
Port Washington Union Free School District TAN Series 2021, 2% 6/23/22	3,000,000	3,001,323
Putnam County Indl. Dev. Agcy. Rev. Series 2006 A, 0.97% 6/2/22, LOC Citizens Bank NA, VRDN (a)	1,100,000	1,100,000
Riverhead Central School District TAN Series 2021 B, 2% 6/24/22	15,500,000	15,507,645
Rockland County Indl. Dev. Agcy. Participating VRDN Series XF 11 32, 1.04% 6/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	1,400,000	1,400,000
South Huntington Union Free School District TAN Series 2021, 1.5% 6/24/22	10,000,000	10,001,565
Syosset Central School District TAN Series 2021, 1.5% 6/24/22	9,500,000	9,501,608
Triborough Bridge & Tunnel Auth. Participating VRDN Series 2021 XF 11 25, 0.85% 6/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	634,000	634,000
Troy Rensselaer County BAN Series 2021, 1.5% 7/29/22	7,000,000	7,002,127

TOTAL NEW YORK		159,029,082

New York And New Jersey - 0.2%
Port Auth. of New York & New Jersey Series 2022 A:
0.25% 6/16/22, CP (c)	525,000	524,816
0.6% 7/14/22, CP (c)	4,000,000	3,996,360
Port Auth. of NY & NJ Series 2022 A, 0.83% 8/4/22, CP	5,030,000	5,024,166

TOTAL NEW YORK AND NEW JERSEY		9,545,342

Ohio - 0.4%
American Muni. Pwr. BAN:
(City of Wapakoneta Proj.) Series 2021, 1% 6/23/22	1,210,000	1,209,895
(Village of Carey Proj.) Series 2021, 1.25% 11/30/22	500,000	499,052
(Village of Pioneer Proj.) Series 2021, 1.25% 12/1/22	400,000	399,331
Lakewood Income Tax Rev. TAN Series 2022, 1.75% 3/16/23	3,000,000	2,994,840
Lorain County Gen. Oblig. BAN:
(North Ridge Road Proj.) Series 2021 B, 2% 12/15/22	1,100,000	1,100,069
Series 2022 A, 2.5% 5/3/23	2,500,000	2,505,436
Oakwood Village BAN Series 2021, 1.375% 9/15/22	1,675,000	1,673,627
Ohio Hosp. Rev. Series 2021 B, 1.1% 6/1/22, VRDN (a)	3,000,000	3,000,000
Ohio Hsg. Fin. Agcy. Multi-family Hsg. Rev. Participating VRDN Series XF 10 92, 1.04% 6/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	5,100,000	5,100,000
Whitehall Spl. Oblig. Nontax Rev. BAN Series 2021 A, 1.5% 12/7/22	1,700,000	1,698,813

TOTAL OHIO		20,181,063

Oklahoma - 0.4%
Oklahoma Dev. Fin. Auth. Health Sys. Rev. Series 2020 B, 1.1% 6/7/22, VRDN (a)	16,680,000	16,680,000
Oregon - 0.0%
Oregon St Hsg. & Cmnty. Svcs. Dep Participating VRDN Series 2021 XF 11 23, 1.04% 6/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	1,300,000	1,300,000
Pennsylvania - 1.0%
Central Bradford Progress Auth. Rev. Series 2021 D, 1.12% 6/7/22, VRDN (a)	4,500,000	4,500,000
Chester County Indl. Dev. Auth. Student Hsg. Rev. Participating VRDN Series DBE 80 86, 1.19% 8/1/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	3,400,000	3,400,000
Montgomery County Higher Ed. & Health Auth. Rev. Series 2018 D, 1.08% 6/6/25, VRDN (a)	3,000,000	3,000,000
Pennsylvania Econ. Dev. Fing. Auth. Exempt Facilities Rev. Series 2009 B, 1.4% 6/7/22, LOC MUFG Bank Ltd., VRDN (a)	5,000,000	5,000,000
Pennsylvania Hsg. Fin. Agcy. Multifamily Hsg. Dev. Rev. Participating VRDN Series XF 10 95, 1.04% 6/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	2,605,000	2,605,000
Philadelphia Auth. Indl. Mrf Participating VRDN Series MIZ 90 51, 1.04% 7/5/22 (Liquidity Facility Mizuho Cap. Markets LLC) (a)(f)(g)	1,000,000	1,000,000
Philadelphia Arpt. Rev. Series 2022 B3, 0.75% 6/10/22, LOC Wells Fargo Bank NA, CP (c)	10,221,000	10,220,632
Philadelphia Auth. for Indl. Dev. Series 2017 B, 1.08% 6/6/25, VRDN (a)	15,465,000	15,465,000

TOTAL PENNSYLVANIA		45,190,632

South Carolina - 0.5%
Charleston County School District BAN Series 2022 A, 3% 11/3/22	4,000,000	4,027,602
Greenville Hosp. Sys. Facilities Rev. Participating VRDN Series XF 01 45, 0.94% 6/7/22 (Liquidity Facility Toronto-Dominion Bank) (a)(f)(g)	1,600,000	1,600,000
South Carolina Pub. Svc. Auth. Rev.:
Participating VRDN Series Floaters XM 03 84, 0.93% 6/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	9,800,000	9,800,000
Series 2020, 0% 9/9/70, LOC Barclays Bank PLC, CP	5,466,000	5,465,996

TOTAL SOUTH CAROLINA		20,893,598

Tennessee - 0.6%
Greeneville Health & Edl. Facilities Board Series 2018 B, 0.8% 6/7/22, LOC U.S. Bank NA, Cincinnati, VRDN (a)	800,000	800,000
Metropolitan Govt. Nashville & Davidson County Health & Edl. Facilities Board Participating VRDN Series XF 10 97, 1.04% 6/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	1,890,000	1,890,000
Nashville and Davidson County Metropolitan Govt. Gen. Oblig. Series 2022, 0.75% 6/2/22 (Liquidity Facility Bank of America NA), CP	16,600,000	16,599,944
Tennessee Gen. Oblig.:
Series 2022 A, 1.4% 8/3/22 (Liquidity Facility Tennessee Consldatd Retire Sys.), CP	2,500,000	2,499,777
Series 2022, 1.42% 8/10/22 (Liquidity Facility Tennessee Consldatd Retire Sys.), CP	5,000,000	4,999,993

TOTAL TENNESSEE		26,789,714

Texas - 2.7%
Arlington Higher Ed. Fin. Corp. Participating VRDN Series 2021 MS 00 02, 0.99% 6/7/22 (a)(f)(g)	10,000,000	10,000,000
Austin Affordable Pfc, Inc. Multifamily Hsg. Rev. Participating VRDN:
Series XF 11 02, 1.04% 6/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	2,000,000	2,000,000
Series XF 11 19, 1.04% 6/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	1,400,000	1,400,000
Cap. Area Hsg. Fin. Corp. Multi-family Hsg. Rev. Participating VRDN Series XF 11 31, 1.04% 6/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	1,400,000	1,400,000
Deutsche Spears/Lifers Trust Participating VRDN Series Floaters XG 00 58, 0.85% 6/7/22 (Liquidity Facility Deutsche Bank AG) (a)(f)(g)	1,085,000	1,085,000
Harris County Cultural Ed. Facilities Fin. Corp. Rev.:
Series 2022 B3, 0.41% tender 6/2/22, CP mode	5,000,000	4,999,855
Series 2022, 0.86% tender 6/1/22, CP mode	10,000,000	10,000,016
Harris County Gen. Oblig. Series 2022, 0.55% 6/1/22 (Liquidity Facility State Street Bank & Trust Co., Boston), CP	1,055,000	1,054,994
Houston Arpt. Sys. Rev. Series 2022, 0.87% 6/6/22, CP	4,500,000	4,499,969
Houston Gen. Oblig. TRAN Series 2021:
2% 6/30/22	5,000,000	5,004,124
3% 6/30/22	8,500,000	8,513,824
Hurst Participating VRDN Series XF 10 94, 1.04% 6/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	1,600,000	1,600,000
North Central Texas Hsg. Fin. Corp. Mu Participating VRDN Series XF 10 99, 1.04% 6/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	400,000	400,000
North Texas Tollway Auth. Rev. Participating VRDN:
Series 2021 XF 12 25, 0.91% 6/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	335,000	335,000
Series XF 12 21, 0.91% 6/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	3,380,000	3,380,000
Series XF 12 93, 0.91% 6/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	6,525,000	6,525,000
Port Arthur Navigation District Envir. Facilities Rev. (Motiva Enterprises LLC Proj.) Series 2004, 0.95% 6/7/22, VRDN (a)(c)	33,015,000	33,015,000
Temple Tex College District Participating VRDN Series XL 01 82, 0.85% 6/7/22, LOC Deutsche Bank AG, (Liquidity Facility Deutsche Bank AG) (a)(f)(g)	1,140,000	1,140,000
Tender Option Bond Trust Receipts Participating VRDN Series 2021 XF 11 09, 1.04% 6/7/22 (Liquidity Facility Deutsche Bank AG) (a)(f)(g)	2,000,000	2,000,000
Texas A&M Univ. Rev. Series 2022, 0.5% 6/1/22, CP	15,000,000	14,999,909
Texas Dept. of Hsg. & Cmnty. Affairs Residential Mtg. Rev. Participating VRDN Series XF 10 98, 1.04% 6/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	1,100,000	1,100,000
Texas Private Activity Bond Surface Trans. Corp. Participating VRDN Series XM 07 56, 0.98% 6/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(c)(f)(g)	1,800,000	1,800,000
Trinity Riv Pub. Facilities Corp. Tex M Participating VRDN Series XF 10 83, 1.04% 6/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	1,500,000	1,500,000
Univ. of Texas Permanent Univ. Fund Rev. Series 2022, 0.75% 6/10/22, CP	6,000,000	6,000,000

TOTAL TEXAS		123,752,691

Utah - 0.8%
Salt Lake City Arpt. Rev. Participating VRDN:
Series 17 XM 0493, 0.91% 6/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(c)(f)(g)	400,000	400,000
Series Floaters XM 06 99, 0.96% 6/7/22 (Liquidity Facility Cr. Suisse AG) (a)(c)(f)(g)	11,030,000	11,030,000
Series XM 08 82, 0.92% 6/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(c)(f)(g)	1,400,000	1,400,000
Series ZF 29 76, 0.99% 6/7/22 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(c)(f)(g)	2,600,000	2,600,000
Utah County Hosp. Rev. Series 2016 E, 0.72% 6/7/22 (Liquidity Facility JPMorgan Chase Bank), VRDN (a)	7,790,000	7,790,000
Utah Hsg. Corp. Multi-family Hsg. Rev. Participating VRDN Series 2021 XF 11 00, 1.04% 6/7/22 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	12,800,000	12,800,000

TOTAL UTAH		36,020,000

Virginia - 0.3%
Suffolk Econ. Dev. Auth. Hosp. Facilities Rev. Participating VRDN Series MIZ 90 25, 0.88% 6/7/22 (Liquidity Facility Mizuho Cap. Markets LLC) (a)(f)(g)	13,965,000	13,965,000
Washington - 0.2%
Univ. of Washington Univ. Revs. Series 2022 8:
0% 7/12/22, CP	1,500,000	1,500,258
0.48% 6/3/22, CP	1,800,000	1,800,000
Washington Convention Ctr. Pub. Facilities Participating VRDN Series Floaters ZM 06 79, 1.09% 6/7/22 (Liquidity Facility Citibank NA) (a)(f)(g)	1,100,000	1,100,000
Washington Econ. Dev. Fin. Auth. Rev. Participating VRDN Series Floaters 005, 0.97% 7/12/22 (Liquidity Facility Barclays Bank PLC) (a)(c)(f)(g)	4,900,000	4,900,000
Washington Health Care Facilities Auth. Rev. Participating VRDN Series XM 08 83, 0.94% 6/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	1,500,000	1,500,000

TOTAL WASHINGTON		10,800,258

West Virginia - 0.0%
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2018 E, 1.08% 6/6/25, VRDN (a)	2,100,000	2,100,000
Wisconsin - 0.4%
JPMorgan Chase Participating VRDN Series Floaters XF 01 27, 0.82% 6/2/22 (a)(f)(g)	975,000	975,000
Wisconsin Ctr. District Tax Rev. Participating VRDN Series 2021 XF 12 22, 0.93% 6/7/22 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	212,000	212,000
Wisconsin Health & Edl. Facilities Series 2020 C, 1.11% 6/7/22, VRDN (a)	12,750,000	12,750,000
Wisconsin Health & Edl. Facilities Auth. Rev. Series 2022 A, 1.11% 6/7/22, VRDN (a)	2,000,000	2,000,000

TOTAL WISCONSIN		15,937,000

TOTAL MUNICIPAL NOTES
(Cost $1,067,638,914)		1,066,899,087
	Shares	Value

Municipal Bond Funds - 0.2%
Nuveen NY AMT-Free Quality Municipal Income Fund Preferred Shares 1.29% (a)(d)
(Cost $6,800,000)	6,800,000	6,800,000

Short-Term Funds - 13.7%
Federated Hermes Municipal Ultrashort Fund Institutional Shares	6,502,576	64,440,526
JPMorgan Ultra-Short Municipal Fund Class I	30,808,955	305,624,800
Vanguard Short-Term Tax-Exempt Fund Admiral Shares	16,387,855	256,142,168
TOTAL SHORT-TERM FUNDS
(Cost $636,235,432)		626,207,494

Money Market Funds - 16.8%
Fidelity Investments Money Market Government Portfolio Institutional Class 0.64% (i)(j)	167,772,403	167,772,403
Fidelity Municipal Cash Central Fund 0.75% (k)(l)	92,078,584	92,097,000
Fidelity SAI Municipal Money Market Fund 0.65% (i)(j)	461,073,394	461,165,608
State Street Institutional U.S. Government Money Market Fund Premier Class 0.74% (i)	44,509,093	44,509,093
TOTAL MONEY MARKET FUNDS
(Cost $765,561,150)		765,544,104
TOTAL INVESTMENT IN SECURITIES - 101.4%
(Cost $4,667,890,706)		4,621,344,510
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(61,932,360)
NET ASSETS - 100%		$4,559,412,150

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

CP – COMMERCIAL PAPER

RAN – REVENUE ANTICIPATION NOTE

TAN – TAX ANTICIPATION NOTE

TRAN – TAX AND REVENUE ANTICIPATION NOTE

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $67,118,643 or 1.5% of net assets.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Provides evidence of ownership in one or more underlying municipal bonds.

 (g) Coupon rates are determined by re-marketing agents based on current market conditions.

 (h) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,800,000 or 0.2% of net assets.

 (i) The rate quoted is the annualized seven-day yield of the fund at period end.

 (j) Affiliated Fund

 (k) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (l) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Baltimore Proj. Rev. Bonds Series Floaters G 42, 0.99%, tender 1/3/23 (Liquidity Facility Royal Bank of Canada)	1/3/22	$4,500,000
River Islands Pub. Fing. Auth. Participating VRDN Series MIZ 90 26, 1.04% 7/5/22 (Liquidity Facility Mizuho Cap. Markets LLC)	8/14/20	$4,300,000

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Municipal Cash Central Fund 0.75%	$10,608,583	$598,302,000	$516,813,583	$132,213	$715	$(715)	$92,097,000	5.0%
Total	$10,608,583	$598,302,000	$516,813,583	$132,213	$715	$(715)	$92,097,000

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur, and are excluded from purchases and sales below if applicable. If an underlying Fund changes its name, the name presented below is the name in effect at period end.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Investments Money Market Government Portfolio Institutional Class 0.64%	$483,241,223	$595,584,290	$911,053,119	$250,436	$9	$--	$167,772,403
Fidelity SAI Municipal Money Market Fund 0.65%	455,032,513	84,979,023	78,745,257	567,378	(26,805)	(73,866)	461,165,608
Total	$938,273,736	$680,563,313	$989,798,376	$817,814	$(26,796)	$(73,866)	$628,938,011

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$3,222,792,912	$--	$3,222,792,912	$--
Municipal Bond Funds	6,800,000	--	6,800,000	--
Short-Term Funds	626,207,494	626,207,494	--	--
Money Market Funds	765,544,104	765,544,104	--	--
Total Investments in Securities:	$4,621,344,510	$1,391,751,598	$3,229,592,912	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2022
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $3,946,838,649)	$3,900,309,499
Fidelity Central Funds (cost $92,096,654)	92,097,000
Other affiliated issuers (cost $628,955,403)	628,938,011
Total Investment in Securities (cost $4,667,890,706)		$4,621,344,510
Cash		761,653
Receivable for investments sold
Regular delivery		46,607,942
Delayed delivery		1,513,530
Receivable for fund shares sold		9,326,339
Dividends receivable		618,500
Interest receivable		25,741,507
Distributions receivable from Fidelity Central Funds		55,715
Prepaid expenses		13,675
Other receivables		5,071
Total assets		4,705,988,442
Liabilities
Payable for investments purchased
Regular delivery	$40,141
Delayed delivery	45,265,746
Payable for fund shares redeemed	97,898,235
Distributions payable	3,035,592
Accrued management fee	245,114
Other payables and accrued expenses	91,464
Total liabilities		146,576,292
Net Assets		$4,559,412,150
Net Assets consist of:
Paid in capital		$4,615,254,201
Total accumulated earnings (loss)		(55,842,051)
Net Assets		$4,559,412,150
Net Asset Value, offering price and redemption price per share ($4,559,412,150 ÷ 459,645,949 shares)		$9.92

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2022
Investment Income
Dividends:
Unaffiliated issuers		$3,256,154
Affiliated issuers		801,719
Interest		23,329,879
Income from Fidelity Central Funds		132,213
Total income		27,519,965
Expenses
Management fee	$16,923,085
Custodian fees and expenses	46,646
Independent trustees' fees and expenses	36,605
Registration fees	30,983
Audit	70,144
Legal	8,564
Miscellaneous	29,746
Total expenses before reductions	17,145,773
Expense reductions	(13,584,011)
Total expenses after reductions		3,561,762
Net investment income (loss)		23,958,203
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(8,604,998)
Fidelity Central Funds	715
Other affiliated issuers	(26,796)
Capital gain distributions from underlying funds:
Affiliated issuers	16,095
Total net realized gain (loss)		(8,614,984)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(64,366,613)
Fidelity Central Funds	(715)
Other affiliated issuers	(73,866)
Total change in net unrealized appreciation (depreciation)		(64,441,194)
Net gain (loss)		(73,056,178)
Net increase (decrease) in net assets resulting from operations		$(49,097,975)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2022	Year ended May 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$23,958,203	$28,802,287
Net realized gain (loss)	(8,614,984)	455,658
Change in net unrealized appreciation (depreciation)	(64,441,194)	10,941,667
Net increase (decrease) in net assets resulting from operations	(49,097,975)	40,199,612
Distributions to shareholders	(23,902,105)	(29,155,326)
Share transactions
Proceeds from sales of shares	1,479,201,995	3,198,122,199
Reinvestment of distributions	5,311	11,827
Cost of shares redeemed	(2,236,352,971)	(1,188,111,043)
Net increase (decrease) in net assets resulting from share transactions	(757,145,665)	2,010,022,983
Total increase (decrease) in net assets	(830,145,745)	2,021,067,269
Net Assets
Beginning of period	5,389,557,895	3,368,490,626
End of period	$4,559,412,150	$5,389,557,895
Other Information
Shares
Sold	147,957,299	318,386,661
Issued in reinvestment of distributions	532	1,177
Redeemed	(224,667,170)	(118,260,585)
Net increase (decrease)	(76,709,339)	200,127,253

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Tax-Sensitive Short Duration Fund

Years ended May 31,	2022	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.05	$10.02	$10.03	$9.99	$10.00
Income from Investment Operations
Net investment income (loss)B,C	.044	.067	.159	.174	.053
Net realized and unrealized gain (loss)	(.130)	.034	(.006)	.042	(.014)
Total from investment operations	(.086)	.101	.153	.216	.039
Distributions from net investment income	(.044)	(.070)	(.159)	(.173)	(.049)
Distributions from net realized gain	–	(.001)	(.004)	(.003)	–
Total distributions	(.044)	(.071)	(.163)	(.176)	(.049)
Net asset value, end of period	$9.92	$10.05	$10.02	$10.03	$9.99
Total ReturnD,E	(.85)%	1.01%	1.53%	2.19%	.39%
Ratios to Average Net AssetsC,F,G
Expenses before reductions	.32%	.33%	.34%	.37%	.52%H
Expenses net of fee waivers, if any	.07%	.08%	.09%	.12%	.26%H,I
Expenses net of all reductions	.07%	.08%	.09%	.12%	.26%H,I
Net investment income (loss)	.44%	.66%	1.59%	1.74%	1.28%H
Supplemental Data
Net assets, end of period (000 omitted)	$4,559,412	$5,389,558	$3,368,491	$3,415,877	$3,219,118
Portfolio turnover rateJ	53%	86%	81%	57%	180%K

 A For the period December 28, 2017 (commencement of operations) through May 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Audit fees are not annualized.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2022

1. Organization.

Strategic Advisers Tax-Sensitive Short Duration Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2022 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Tax-Sensitive Short Duration Fund	$4,929

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying funds, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,192,485
Gross unrealized depreciation	(47,753,271)
Net unrealized appreciation (depreciation)	$(46,560,786)
Tax Cost	$4,667,905,296

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(8,948,246)
Net unrealized appreciation (depreciation) on securities and other investments	$(46,560,786)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(3,747,868)
Long-term	(5,200,379)
Total capital loss carryforward	$(8,948,246)

The tax character of distributions paid was as follows:

	May 31, 2022	May 31, 2021
Tax-exempt Income	$23,844,568	$28,634,634
Ordinary Income	57,537	57,416
Long-term Capital Gains	–	463,276
Total	$23,902,105	$ 29,155,326

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Tax-Sensitive Short Duration Fund	2,230,718,574	2,950,667,348

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .55% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .31% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser), T. Rowe Price Associates, Inc. and Allspring Global Investments, LLC (formally known as Wells Capital Management, Inc.) each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Strategic Advisers Tax-Sensitive Short Duration Fund	54,000,000	45,007,000	–

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Strategic Advisers Tax-Sensitive Short Duration Fund	1,830

5. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Strategic Advisers Tax-Sensitive Short Duration Fund	$8,986

7. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2024. During the period, this waiver reduced the Fund's management fee by $ 13,584,011.

8. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers Tax-Sensitive Short Duration Fund
Fidelity SAI Municipal Money Market Fund	100%

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Tax-Sensitive Short Duration Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Tax-Sensitive Short Duration Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the “Fund”) as of May 31, 2022, the related statement of operations for the year ended May 31, 2022, the statement of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for each of the four years in the period ended May 31, 2022 and for the period December 28, 2017 (commencement of operations) through May 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2022 and the financial highlights for each of the four years in the period ended May 31, 2022 and for the period December 28, 2017 (commencement of operations) through May 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

July 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 13 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Kathleen Murphy is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Charles S. Morrison (1960)

Year of Election or Appointment: 2020

Trustee

Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

Kathleen Murphy (1963)

Year of Election or Appointment: 2022

Trustee

Chair of the Board of Trustees

Ms. Murphy also serves as Trustee of other funds. Ms. Murphy serves as a Senior Adviser to the Chief Executive Officer of Fidelity Investments (2022-present), member of the Board of Directors of Snyk Technologies (cybersecurity technology, 2022-present), member of the Advisory Board of FliptRX (pharmacy benefits manager, 2022-present), member of the Board of Directors of Fidelity Investments Life Insurance Company (2009-present)), and member of the Board of Directors of Empire Fidelity Investments Life Insurance Company (2009-present). Previously, Ms. Murphy served as President of Personal Investing at Fidelity Investments (2009-2021), Chief Executive Officer of ING U.S. Wealth Management (2003-2008), and Deputy General Counsel, General Counsel and Chief Compliance Officer (1997-2003) of Aetna. Ms. Murphy also serves as Vice Chairman of the Board of Directors of the National Football Foundation (2013-present).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is an independent Director of BLPF GP LLC (general partner of a private fund, 2006-present) and BlackRock US Core Property Fund, Inc. (real estate investment trust, 2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then, Aldrich, Eastman and Waltch, L.P.). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research and the Board of Trustees of the Museum of Fine Arts Boston.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and Director (2006-present) and Chair (2021-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005) and President (2009-2021) of the Howard Gilman Foundation (charitable organization). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chair (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee and past Chair of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2017-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of The Michaels Companies, Inc. (specialty retailer, 2015-2021), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Christine Marcks (1955)

Year of Election or Appointment: 2020

Trustee

Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President – Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and a member of the Board of Directors (2022-present) of Live Current Media, Inc. Previously, Ms. Steiger served as a member of the Board of Directors (2013-2021) and member of the Membership and Executive Committee (2017-2021) of Business Executives for National Security (nonprofit), a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Christina H. Lee (1975)

Year of Election or Appointment: 2020

Secretary and Chief Legal Officer

Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2020

Assistant Secretary

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2020

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2021 to May 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Expenses Paid During Period-B December 1, 2021 to May 31, 2022
Strategic Advisers Tax-Sensitive Short Duration Fund	.07%
Actual		$1,000.00	$991.50	$.35
Hypothetical-C		$1,000.00	$1,024.58	$.35

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 33.68% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

During fiscal year ended 2022, 98.87% of the fund's income dividends was free from federal income tax, and 23.92% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

TSS-ANN-0722
1.9885904.104

Strategic Advisers® Fidelity® U.S. Total Stock Fund

Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report

May 31, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Amended Sub-Advisory Agreement
Liquidity Risk Management Program

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2022	Past 1 year	Life of fundA
Strategic Advisers® Fidelity® U.S. Total Stock Fund	(4.85)%	11.06%

 A From March 20, 2018

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Fidelity® U.S. Total Stock Fund on March 20, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Dow Jones U.S. Total Stock Market Index℠ performed over the same period.

Period Ending Values
$15,536	Strategic Advisers® Fidelity® U.S. Total Stock Fund
$15,820	Dow Jones U.S. Total Stock Market Index℠

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -0.30% for the 12 months ending May 31, 2022. Large-cap stocks retreated to begin the new year amid several notable headwinds that stoked volatility, uncertainty and anxiety. Chief among these was the U.S. Federal Reserve’s accelerated plan to hike interest rates and aggressively wind down its balance sheet to rein in historically high inflation. In addition, geopolitical unrest rose as Russia invaded Ukraine in late February and escalated its attack through period end. Other factors influencing stocks included surging commodity prices, rising bond yields, supply constraint and disruption, and the potential for variants of the coronavirus to upend the U.S. economy. Against this backdrop, the S&P 500® index returned -5.17% in January and -2.99% in February, falling on mixed corporate earnings, particularly among some highflying tech firms. In April, the index returned -8.72% amid clearer signals of the Fed’s intension to tighten monetary policy and angst about the economic toll of “zero-COVID” lockdowns in China. It was the largest monthly decline for the S&P 500® since March 2020. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio starting in June. For the full 12 months, the growth-oriented communication services (-21%) and consumer discretionary (-12%) sectors lagged most. In contrast, energy (+76%) rode a surge in commodity prices and led, followed by utilities (+18%).

Comments from Portfolio Manager Barry Golden:  For the fiscal year ending May 31, 2022, the Fund returned -4.85%, trailing the -3.99% result of the benchmark Dow Jones U.S. Total Stock Market Index. Amid shifting investor preferences for growth versus value stocks, and a narrowing of market leadership, the Fund struggled to keep pace with the benchmark, ultimately underperforming for the period as a whole. Within the portfolio, Fidelity® Growth Company Fund (-17%) was the primary relative detractor, as its aggressive-growth approach faced a stylistic headwind. Weak investment choices in the information technology and consumer discretionary sectors, as well as the biotechnology industry, weighed on its result. Fidelity® Contrafund (-11%) also worked against the broader Fund’s relative result. Specifically, a large position in social-media giant Meta Platforms (formerly Facebook) was part of the reason for its poor performance. The Small-Mid Cap Core strategy from sub-adviser FIAM® (-11%) underperformed the Fund’s large-cap benchmark and further weighed on relative performance. On the plus side, Fidelity® SAI U.S. Quality Index Fund (+2%), was the top relative contributor, benefiting from its quality-growth tilt along with overweighted exposure to technology stocks. The FIAM Value Discovery (+3%) sub-advised portfolio also contributed, as its quality value approach yielded solid picks in health care and financials. Fidelity SAI U.S. Value Index Fund (+4%) provided a further relative boost, aided by an overweighting in the energy sector. During the period, we added Fidelity® Blue Chip Growth Fund in order to increase the broader Fund’s exposure to large- and mega-cap growth stocks. We also funded two mandates from FIAM – Small Company and Small Cap Core – in addition to one from Geode, U.S. Small-Mid Cap Quality Focus, to increase the Fund's exposure to small- and mid-cap equities.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Stocks as of May 31, 2022

(excluding cash equivalents)	% of fund's net assets
Fidelity SAI U.S. Quality Index Fund	12.5
Fidelity Growth Company Fund	8.3
Fidelity Contrafund	6.2
Fidelity Magellan Fund	5.5
Fidelity SAI U.S. Low Volatility Index Fund	5.0
Fidelity Large Cap Value Enhanced Index Fund	4.7
Fidelity SAI U.S. Momentum Index Fund	3.9
Fidelity SAI U.S. Value Index Fund	3.5
Fidelity SAI U.S. Large Cap Index Fund	1.8
Microsoft Corp.	1.7
53.1

Asset Allocation (% of fund's net assets)

As of May 31, 2022
Common Stocks	44.6%
Preferred Stocks	0.2%
Large Blend Funds	6.8%
Large Growth Funds	37.4%
Large Value Funds	8.2%
Small Blend Funds	0.9%
Small Growth Funds	0.9%
Short-Term Investments and Net Other Assets (Liabilities)	1.0%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date.

Schedule of Investments May 31, 2022

Showing Percentage of Net Assets

Common Stocks - 44.6%
	Shares	Value
COMMUNICATION SERVICES - 3.3%
Diversified Telecommunication Services - 0.3%
AT&T, Inc.	710,600	$15,128,674
Cellnex Telecom SA (a)	171,500	7,739,654
Cogent Communications Group, Inc.	32,150	1,941,539
EchoStar Holding Corp. Class A (b)(c)	42,430	1,019,593
Liberty Global PLC Class C (b)	709,000	18,015,690
Verizon Communications, Inc.	2,801,309	143,679,139
		187,524,289
Entertainment - 0.5%
Activision Blizzard, Inc.	1,395,544	108,684,967
Cinemark Holdings, Inc. (b)(c)	368,000	6,248,640
IMAX Corp. (b)	590,710	10,231,097
International Games Systems Co. Ltd.	162,000	4,173,823
Netflix, Inc. (b)	152,400	30,089,856
Nintendo Co. Ltd. ADR	235,283	13,081,735
Sciplay Corp. (A Shares) (b)	26,736	381,255
Sea Ltd. ADR (b)	191,700	15,845,922
Take-Two Interactive Software, Inc. (b)	123,998	15,441,471
The Walt Disney Co. (b)	859,922	94,969,786
Universal Music Group NV	1,507,183	33,800,778
Universal Music Group NV rights (b)(d)	1,507,183	323,607
Warner Bros Discovery, Inc. (b)	497,658	9,181,790
		342,454,727
Interactive Media & Services - 1.6%
Alphabet, Inc.:
Class A (b)	257,792	586,538,670
Class C (b)	75,382	171,929,758
Dip Corp.	93,300	2,728,664
Match Group, Inc. (b)	30,600	2,410,668
Meta Platforms, Inc. Class A (b)	1,496,300	289,743,532
Moneysupermarket.com Group PLC	315,300	739,393
QuinStreet, Inc. (b)	58,820	647,020
Snap, Inc. Class A (b)	1,681,400	23,724,554
Tongdao Liepin Group (b)	1,136,303	1,737,643
Twitter, Inc. (b)	248,200	9,828,720
Ziff Davis, Inc. (b)	124,505	9,504,712
ZIGExN Co. Ltd.	938,100	2,710,787
		1,102,244,121
Media - 0.8%
Altice U.S.A., Inc. Class A (b)	493,200	5,612,616
Comcast Corp. Class A	8,596,701	380,661,920
Corus Entertainment, Inc. Class B (non-vtg.) (c)	43,000	151,963
iHeartMedia, Inc. (b)	1,313,274	15,496,633
Interpublic Group of Companies, Inc.	2,368,325	76,331,115
Liberty Broadband Corp. Class C (b)	159,100	19,914,547
Loyalty Ventures, Inc. (b)	21,712	230,147
News Corp. Class A	1,078,200	18,760,680
Nexstar Broadcasting Group, Inc. Class A	56,800	9,952,496
Pico Far East Holdings Ltd.	1,000,000	138,903
Sirius XM Holdings, Inc. (c)	232,556	1,488,358
TechTarget, Inc. (b)(c)	262,620	18,669,656
The New York Times Co. Class A	546,800	18,859,132
Thryv Holdings, Inc. (b)(c)	234,560	6,143,126
Trenders, Inc.	71,100	753,334
WPP PLC	814,300	9,453,598
		582,618,224
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (b)	478,275	63,749,275

TOTAL COMMUNICATION SERVICES		2,278,590,636

CONSUMER DISCRETIONARY - 3.7%
Auto Components - 0.2%
Adient PLC (b)	1,101,720	38,989,871
Akwel	5,700	113,206
Autoliv, Inc.	81,186	6,501,375
BorgWarner, Inc.	811,238	32,709,116
Cie Automotive SA	186,000	4,752,391
DaikyoNishikawa Corp.	604,000	2,275,527
Eagle Industry Co. Ltd.	21,100	165,542
G-Tekt Corp.	511,700	5,083,810
Gentex Corp.	321,714	9,998,871
Gentherm, Inc. (b)	36,207	2,496,111
Hi-Lex Corp.	105,500	947,357
Lear Corp.	283,556	39,970,054
Murakami Corp.	19,800	347,598
Patrick Industries, Inc. (c)	132,690	7,975,996
Plastic Omnium SA	103,600	1,938,561
Topre Corp.	189,400	1,510,963
TPR Co. Ltd.	168,600	1,643,632
		157,419,981
Automobiles - 0.2%
Ferrari NV	49,500	9,651,015
General Motors Co. (b)	153,246	5,927,555
Tesla, Inc. (b)	203,700	154,457,562
		170,036,132
Distributors - 0.1%
Arata Corp.	71,900	2,242,424
Funko, Inc. (b)	28,326	577,001
Harima-Kyowa Co. Ltd.	25,100	319,953
LKQ Corp.	757,302	38,917,750
Yagi & Co. Ltd.	21,545	184,597
		42,241,725
Diversified Consumer Services - 0.2%
Adtalem Global Education, Inc. (b)(c)	282,754	9,223,435
Carriage Services, Inc.	16,511	666,549
Grand Canyon Education, Inc. (b)	43,665	3,893,608
H&R Block, Inc.	1,974,900	69,595,476
Heian Ceremony Service Co. Ltd.	130,000	790,694
Laureate Education, Inc. Class A	223,310	2,842,736
MegaStudy Co. Ltd.	21,694	208,661
Multicampus Co. Ltd.	21,428	759,733
OneSpaWorld Holdings Ltd. (b)	123,560	1,161,464
Perdoceo Education Corp. (b)	76,388	833,393
Service Corp. International	179,689	12,583,621
Terminix Global Holdings, Inc. (b)	132,005	5,730,337
WW International, Inc. (b)	57,985	411,114
		108,700,821
Hotels, Restaurants & Leisure - 0.8%
ARAMARK Holdings Corp.	1,050,600	36,214,182
Betsson AB (b)	166,700	33,559
Betsson AB (B Shares)	166,700	1,140,243
Booking Holdings, Inc. (b)	51,667	115,918,015
Brinker International, Inc. (b)	532,100	16,149,235
Caesars Entertainment, Inc. (b)	680,161	34,123,677
Churchill Downs, Inc.	155,600	31,498,108
Compass Group PLC	790,900	17,729,088
Domino's Pizza, Inc.	138,600	50,335,362
El Pollo Loco Holdings, Inc. (b)(c)	93,820	971,975
Everi Holdings, Inc. (b)	145,163	2,598,418
Expedia, Inc. (b)	120,066	15,528,136
Golden Entertainment, Inc. (b)(c)	26,340	1,245,355
Jack in the Box, Inc. (c)	46,090	3,147,947
Las Vegas Sands Corp. (b)	387,500	13,740,750
Marriott International, Inc. Class A	424,100	72,767,078
Marriott Vacations Worldwide Corp. (c)	12,190	1,800,707
McDonald's Corp.	132,600	33,443,046
NeoGames SA (b)	135,860	1,783,842
Noodles & Co. (b)(c)	95,516	630,406
Planet Fitness, Inc. (b)	336,400	23,672,468
Ruth's Hospitality Group, Inc. (c)	338,660	6,241,504
Starbucks Corp.	83,802	6,578,457
Wingstop, Inc.	32,499	2,588,870
Wyndham Hotels & Resorts, Inc.	520,448	41,703,498
		531,583,926
Household Durables - 0.3%
Cavco Industries, Inc. (b)	9,299	2,065,866
Cuckoo Holdings Co. Ltd.	40,045	576,945
D.R. Horton, Inc.	104,500	7,853,175
Ethan Allen Interiors, Inc. (c)	23,945	556,961
FJ Next Co. Ltd.	112,000	926,555
Helen of Troy Ltd. (b)(c)	96,900	17,944,911
Lennar Corp. Class A	431,400	34,619,850
Mohawk Industries, Inc. (b)	303,840	42,981,206
Pressance Corp.	305,900	3,607,070
PulteGroup, Inc.	1,044,000	47,251,440
Skyline Champion Corp. (b)	57,556	3,057,950
Sony Group Corp. sponsored ADR	103,900	9,773,873
Taylor Morrison Home Corp. (b)	42,970	1,244,841
Tempur Sealy International, Inc. (c)	695,920	18,351,410
Toll Brothers, Inc.	124,666	6,291,893
TopBuild Corp. (b)	91,867	18,121,684
TRI Pointe Homes, Inc. (b)	50,050	1,054,554
Whirlpool Corp. (c)	55,352	10,198,052
		226,478,236
Internet & Direct Marketing Retail - 0.7%
Amazon.com, Inc. (b)	163,100	392,123,389
ASKUL Corp. (c)	155,600	1,752,593
eBay, Inc.	1,141,800	55,571,406
Farfetch Ltd. Class A (b)	307,800	2,760,966
PetMed Express, Inc. (c)	22,820	502,725
Revolve Group, Inc. (b)	43,021	1,263,957
Shutterstock, Inc. (c)	25,307	1,523,481
		455,498,517
Leisure Products - 0.0%
Clarus Corp. (c)	33,180	726,974
Malibu Boats, Inc. Class A (b)	22,707	1,330,630
Sturm, Ruger & Co., Inc. (c)	19,174	1,301,723
YETI Holdings, Inc. (b)	95,495	4,368,896
		7,728,223
Multiline Retail - 0.2%
Big Lots, Inc. (c)	164,113	4,019,127
Dillard's, Inc. Class A (c)	4,710	1,419,971
Dollar General Corp.	528,700	116,493,758
Europris ASA (a)	441,081	2,273,019
Max Stock Ltd.	99,100	195,011
Next PLC	59,313	4,841,677
Nordstrom, Inc. (c)	896,418	23,692,328
Ollie's Bargain Outlet Holdings, Inc. (b)	6,430	302,017
Target Corp.	4,500	728,460
		153,965,368
Specialty Retail - 0.8%
Academy Sports & Outdoors, Inc.	186,401	6,246,298
Advance Auto Parts, Inc. (c)	28,558	5,422,022
America's Car Mart, Inc. (b)(c)	5,180	561,512
American Eagle Outfitters, Inc. (c)	77,580	939,494
Arcland Sakamoto Co. Ltd.	100,000	1,151,202
Asbury Automotive Group, Inc. (b)	25,209	4,566,610
AutoNation, Inc. (b)	43,561	5,208,153
Burlington Stores, Inc. (b)	240,500	40,476,150
Dick's Sporting Goods, Inc.	118,388	9,616,657
Five Below, Inc. (b)	130,800	17,081,172
Foot Locker, Inc.	185,407	6,114,723
Group 1 Automotive, Inc.	19,723	3,542,054
Haverty Furniture Companies, Inc. (c)	16,212	458,151
Industria de Diseno Textil SA (c)	907,700	21,879,932
JD Sports Fashion PLC	3,388,494	5,236,960
Lithia Motors, Inc. Class A (sub. vtg.)	3,860	1,175,254
Lookers PLC	459,428	405,248
Lowe's Companies, Inc.	934,308	182,470,352
Maisons du Monde SA (a)	400,100	5,274,596
Penske Automotive Group, Inc.	33,271	3,830,823
Pets At Home Group PLC	1,341,200	5,864,460
Rent-A-Center, Inc.	40,380	1,112,065
Ross Stores, Inc.	486,600	41,370,732
Sally Beauty Holdings, Inc. (b)(c)	1,009,800	15,308,568
Samse SA	2,800	613,212
Signet Jewelers Ltd. (c)	57,811	3,445,536
The Buckle, Inc.	32,004	1,051,651
The Children's Place, Inc. (b)	16,760	795,765
The Container Store Group, Inc. (b)(c)	99,830	768,691
The Home Depot, Inc.	197,600	59,823,400
The Hour Glass Ltd.	1,760,100	3,044,733
TJX Companies, Inc.	857,800	54,530,346
Williams-Sonoma, Inc. (c)	152,130	19,460,470
Winmark Corp.	3,319	656,498
		529,503,490
Textiles, Apparel & Luxury Goods - 0.2%
Capri Holdings Ltd. (b)	124,600	6,073,004
Crocs, Inc. (b)	103,510	5,771,718
Deckers Outdoor Corp. (b)	10,945	2,939,389
Embry Holdings Ltd.	190,000	20,581
Kontoor Brands, Inc.	302,676	12,128,227
NIKE, Inc. Class B	209,100	24,851,535
PVH Corp.	577,200	40,906,164
Rocky Brands, Inc. (c)	102,867	3,852,369
Sitoy Group Holdings Ltd.	2,572,000	149,131
Skechers U.S.A., Inc. Class A (sub. vtg.) (b)(c)	77,910	3,069,654
Steven Madden Ltd.	44,940	1,670,869
Tapestry, Inc.	1,386,400	47,830,800
Wolverine World Wide, Inc.	90,650	1,934,471
		151,197,912

TOTAL CONSUMER DISCRETIONARY		2,534,354,331

CONSUMER STAPLES - 2.8%
Beverages - 0.7%
Coca-Cola European Partners PLC	716,200	38,051,706
Constellation Brands, Inc. Class A (sub. vtg.)	325,000	79,777,750
Diageo PLC sponsored ADR	202,405	37,843,663
Keurig Dr. Pepper, Inc.	548,500	19,054,890
Monster Beverage Corp. (b)	855,700	76,259,984
National Beverage Corp. (c)	25,421	1,261,644
Primo Water Corp.	85,920	1,230,374
The Coca-Cola Co.	3,934,886	249,393,075
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	273,321	406,122
		503,279,208
Food & Staples Retailing - 0.6%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	204,200	9,278,076
Amsterdam Commodities NV	40,700	1,042,090
Belc Co. Ltd.	10,400	423,319
BJ's Wholesale Club Holdings, Inc. (b)	348,681	20,178,169
Costco Wholesale Corp.	8,200	3,823,004
G-7 Holdings, Inc.	366,200	4,047,870
Grocery Outlet Holding Corp. (b)(c)	66,920	2,559,690
Ingles Markets, Inc. Class A	15,540	1,383,992
Natural Grocers by Vitamin Cottage, Inc.	50,000	883,000
OM2 Network Co. Ltd.	29,800	255,558
Performance Food Group Co. (b)	893,689	38,732,481
PriceSmart, Inc.	26,214	2,061,207
Satoh & Co. Ltd.	12,300	117,903
Sprouts Farmers Market LLC (b)	948,810	25,703,263
Sysco Corp.	1,602,855	134,928,334
U.S. Foods Holding Corp. (b)	2,851,665	94,447,145
Walgreens Boots Alliance, Inc.	662,330	29,029,924
Walmart, Inc.	111,700	14,367,971
Weis Markets, Inc.	17,878	1,314,391
YAKUODO Holdings Co. Ltd.	40,300	618,579
		385,195,966
Food Products - 0.4%
Armanino Foods of Distinction	10,000	34,400
Axyz Co. Ltd.	7,100	183,105
Bunge Ltd.	777,300	91,970,136
Darling Ingredients, Inc. (b)(c)	27,480	2,200,324
Delsole Corp.	38,000	138,144
Flowers Foods, Inc.	216,517	5,975,869
Freshpet, Inc. (b)	286,200	20,597,814
Ingredion, Inc.	72,498	6,864,836
J&J Snack Foods Corp.	16,202	2,077,420
John B. Sanfilippo & Son, Inc.	9,667	738,365
Kaneko Seeds Co. Ltd.	58,100	815,074
Lamb Weston Holdings, Inc.	132,100	8,927,318
Lancaster Colony Corp.	21,598	2,632,796
LDC SA	10,059	1,012,931
Local Bounti Corp. (b)(c)	425,947	2,312,892
Lotte Samkang Co. Ltd.	1,500	382,722
Mondelez International, Inc.	1,660,200	105,522,312
Pickles Corp.	100,000	1,030,800
S Foods, Inc.	200,000	4,691,809
Sunjuice Holdings Co. Ltd.	30,000	293,613
SunOpta, Inc. (b)	104,360	811,921
Tootsie Roll Industries, Inc.	19,423	642,319
Toyo Sugar Refining Co. Ltd.	35,800	264,464
Tyson Foods, Inc. Class A	511,857	45,867,506
Whole Earth Brands, Inc. Class A (b)(c)	360,270	2,464,247
		308,453,137
Household Products - 0.7%
Central Garden & Pet Co. Class A (non-vtg.) (b)	9,110	385,626
Colgate-Palmolive Co.	3,000	236,430
Procter & Gamble Co.	2,060,200	304,662,376
Reckitt Benckiser Group PLC	543,700	41,969,049
Spectrum Brands Holdings, Inc.	864,643	75,863,777
The Clorox Co.	250,600	36,427,216
Transaction Co. Ltd.	49,100	418,781
WD-40 Co. (c)	14,937	2,819,956
		462,783,211
Personal Products - 0.2%
Estee Lauder Companies, Inc. Class A	361,600	92,081,440
Hengan International Group Co. Ltd.	403,500	2,002,794
Herbalife Nutrition Ltd. (b)	107,519	2,342,839
MediFast, Inc.	12,657	2,110,555
Nu Skin Enterprises, Inc. Class A (c)	54,288	2,532,535
The Beauty Health Co. (b)(c)	663,361	9,466,161
Unilever PLC sponsored ADR	398,900	19,278,837
USANA Health Sciences, Inc. (b)	12,724	894,879
		130,710,040
Tobacco - 0.2%
Altria Group, Inc.	1,921,381	103,927,498
KT&G Corp.	40,099	2,743,379
Swedish Match Co. AB	1,910,900	19,750,309
Vector Group Ltd.	142,592	1,755,308
		128,176,494

TOTAL CONSUMER STAPLES		1,918,598,056

ENERGY - 3.3%
Energy Equipment & Services - 0.1%
Baker Hughes Co. Class A	149,500	5,379,010
Cactus, Inc.(c)	39,270	2,058,533
Halliburton Co.	702,200	28,439,100
Liberty Oilfield Services, Inc. Class A (b)	529,009	8,606,976
Natural Gas Services Group, Inc. (b)	175,876	2,506,233
Oceaneering International, Inc. (b)	89,310	1,136,023
Schlumberger Ltd.	281,300	12,928,548
TechnipFMC PLC (b)(c)	167,060	1,376,574
U.S. Silica Holdings, Inc. (b)	228,400	4,038,112
Weatherford International PLC (b)	107,000	3,620,880
		70,089,989
Oil, Gas & Consumable Fuels - 3.2%
Antero Resources Corp. (b)	2,244,080	96,226,150
APA Corp.	1,201,800	56,496,618
Baytex Energy Corp. (b)(c)	1,927,300	10,620,454
Bonterra Energy Corp. (b)	94,700	923,902
Canadian Natural Resources Ltd.	920,400	60,913,693
Cenovus Energy, Inc.:
warrants 1/1/26 (b)	117,180	2,114,122
(Canada)	5,265,454	122,056,458
Civitas Resources, Inc.	95,065	7,258,213
CNX Resources Corp. (b)(c)	708,800	15,395,136
Delek U.S. Holdings, Inc. (b)	125,500	3,659,580
Diamondback Energy, Inc.	413,000	62,784,260
Enterprise Products Partners LP	400,000	10,968,000
EQT Corp.	845,000	40,323,400
Exxon Mobil Corp.	9,775,545	938,452,320
Frontline Ltd. (NY Shares) (b)(c)	10,000	96,800
Genesis Energy LP	1,093,900	13,389,336
Harbour Energy PLC	1,910,561	9,249,607
Hess Corp.	1,645,463	202,507,131
Imperial Oil Ltd.	898,700	49,224,759
Kosmos Energy Ltd. (b)	8,535,827	66,067,301
Magnolia Oil & Gas Corp. Class A	2,790,410	77,043,220
Marathon Oil Corp.	905,000	28,444,150
MEG Energy Corp. (b)	2,685,525	46,858,945
Motor Oil (HELLAS) Corinth Refineries SA	44,600	783,801
Murphy Oil Corp.	300,000	12,726,000
National Energy Services Reunited Corp. (b)	376,000	2,804,960
Northern Oil & Gas, Inc.	26,680	872,169
Oil & Natural Gas Corp. Ltd.	3,097,600	6,037,681
Ovintiv, Inc.	150,220	8,410,818
Parex Resources, Inc.	1,738,700	38,503,370
PDC Energy, Inc.	80,540	6,373,936
Phillips 66 Co.	403,968	40,724,014
Range Resources Corp. (b)	256,050	8,692,898
Sinopec Kantons Holdings Ltd.	2,606,000	890,009
Southwestern Energy Co. (b)	2,626,884	23,957,182
Star Petroleum Refining PCL (For. Reg.)	2,366,800	848,550
TotalEnergies SE sponsored ADR	235,420	13,842,696
Tourmaline Oil Corp.	1,225,700	75,663,245
Unit Corp. warrants 9/3/27 (b)(c)	55,938	900,602
Valero Energy Corp.	282,000	36,547,200
Whiting Petroleum Corp.	220,311	19,488,711
Whiting Petroleum Corp.:
warrants 9/1/24 (b)	1,220	29,207
warrants 9/1/25 (b)	610	10,272
		2,219,180,876

TOTAL ENERGY		2,289,270,865

FINANCIALS - 6.9%
Banks - 3.4%
Arrow Financial Corp. (c)	70,000	2,319,100
Associated Banc-Corp.	3,429,015	70,980,611
Bank of America Corp.	13,028,056	484,643,683
Bank OZK (c)	124,290	5,154,306
Bank7 Corp.	10,000	244,100
BankUnited, Inc.	1,168,038	48,660,463
BNP Paribas SA (c)	183,527	10,504,280
Byline Bancorp, Inc.	45,400	1,134,092
Cadence Bank (c)	202,680	5,417,636
Camden National Corp.	25,430	1,125,532
Chesapeake Financial Shares, Inc.	5,000	138,050
Citizens Financial Group, Inc.	255,372	10,567,293
Citizens Financial Services, Inc.	5,010	330,660
CNB Financial Corp., Pennsylvania (c)	125,000	3,141,250
Comerica, Inc.	137,372	11,430,724
Credit Agricole Atlantique Vendee	3,600	335,656
Cullen/Frost Bankers, Inc. (c)	134,600	16,822,308
Customers Bancorp, Inc. (b)	32,491	1,341,878
Eagle Bancorp, Inc.	65,600	3,251,136
Embassy Bancorp, Inc.	5,000	95,550
Enterprise Bancorp, Inc.	5,000	168,850
Eurobank Ergasias Services and Holdings SA (b)	8,723,411	9,760,323
First Bancorp, Puerto Rico	327,600	4,891,068
First Foundation, Inc. (c)	255,930	5,771,222
First Horizon National Corp.	1,382,670	31,566,356
First Northwest Bancorp	135,440	2,333,631
First of Long Island Corp.	48,500	922,470
Five Star Bancorp	6,756	175,859
FNB Corp., Pennsylvania	577,700	7,019,055
Great Southern Bancorp, Inc. (c)	70,000	4,154,500
Hanmi Financial Corp.	98,242	2,292,968
Hirogin Holdings, Inc.	29,000	136,288
Independent Bank Corp.	53,820	1,066,174
JPMorgan Chase & Co.	1,933,184	255,624,920
M&T Bank Corp.	641,632	115,474,511
Meta Financial Group, Inc.	34,508	1,434,498
Nicolet Bankshares, Inc. (b)(c)	30,000	2,395,800
Orrstown Financial Services, Inc.	57,010	1,401,306
PacWest Bancorp	1,443,899	45,598,330
Piraeus Financial Holdings SA (b)	3,013,900	3,817,975
Plumas Bancorp	145,000	4,219,500
PNC Financial Services Group, Inc.	1,039,944	182,416,577
Professional Holdings Corp. (A Shares) (b)	76,020	1,677,001
QCR Holdings, Inc.	104,000	5,763,680
Signature Bank	51,191	11,071,078
Silvergate Capital Corp. (b)	65,500	5,141,750
Societe Generale Series A (c)	423,217	11,404,651
Standard Chartered PLC (United Kingdom)	843,500	6,704,921
SVB Financial Group (b)	25,059	12,243,076
Synovus Financial Corp.	250,250	10,673,163
Texas Capital Bancshares, Inc. (b)	150,000	8,479,500
The Bank of NT Butterfield & Son Ltd. (c)	49,522	1,563,905
The Bank of Princeton (c)	5,000	148,300
Truist Financial Corp.	1,113,242	55,372,657
U.S. Bancorp	2,022,020	107,308,601
UniCredit SpA	861,208	10,097,759
Union Bankshares, Inc. (c)	30,712	878,670
United Community Bank, Inc. (c)	311,338	9,785,353
Univest Corp. of Pennsylvania (c)	234,020	6,201,530
Washington Trust Bancorp, Inc.	190,000	9,538,000
Webster Financial Corp.	329,031	16,152,132
Wells Fargo & Co.	14,131,951	646,819,397
West Bancorp., Inc.	25,100	638,795
Western Alliance Bancorp.	137,139	11,159,000
		2,309,103,408
Capital Markets - 1.1%
Affiliated Managers Group, Inc.	292,100	39,030,402
Artisan Partners Asset Management, Inc.	71,060	2,729,415
B. Riley Financial, Inc. (c)	17,423	946,940
Bank of New York Mellon Corp.	1,668,045	77,747,577
BlackRock, Inc. Class A	167,769	112,250,883
Bridge Investment Group Holdings, Inc.	23,591	455,542
Carlyle Group LP	151,506	5,837,526
Cboe Global Markets, Inc.	65,100	7,311,381
CI Financial Corp.	339,600	4,298,530
Cohen & Steers, Inc.	27,342	2,083,734
Coinbase Global, Inc. (b)(c)	32,139	2,510,056
Cowen Group, Inc. Class A (c)	76,470	2,029,514
Diamond Hill Investment Group, Inc.	3,456	646,756
Evercore, Inc. Class A	42,515	4,855,213
FactSet Research Systems, Inc.	41,015	15,658,707
Federated Hermes, Inc. (c)	355,522	12,077,082
Focus Financial Partners, Inc. Class A (b)	64,430	2,429,011
Goldman Sachs Group, Inc.	37,217	12,164,376
Greenhill & Co., Inc. (c)	15,113	185,890
Hamilton Lane, Inc. Class A	38,090	2,649,160
Hennessy Advisors, Inc. (c)	10,000	103,600
Houlihan Lokey	55,568	4,775,514
Intercontinental Exchange, Inc.	460,780	47,179,264
Invesco Ltd.	764,300	14,781,562
KKR & Co. LP	637,607	34,947,240
Lazard Ltd. Class A	1,396,586	49,243,622
LPL Financial	80,000	15,695,200
Moelis & Co. Class A	66,427	3,116,755
Morgan Stanley	445,912	38,410,860
Northern Trust Corp.	1,093,466	122,194,826
Patria Investments Ltd. (c)	129,392	2,128,498
Perella Weinberg Partners Class A	129,820	973,650
PJT Partners, Inc.	26,443	2,005,437
Raymond James Financial, Inc.	204,859	20,176,563
SEI Investments Co.	115,481	6,747,555
State Street Corp.	895,357	64,904,429
StepStone Group, Inc. Class A	290,805	7,927,344
TMX Group Ltd. (c)	70,100	7,627,674
Van Lanschot Kempen NV (Bearer)	5,800	152,551
Victory Capital Holdings, Inc.	17,802	503,441
Virtu Financial, Inc. Class A	380,537	9,943,432
Virtus Investment Partners, Inc.	16,760	3,228,982
		764,665,694
Consumer Finance - 0.3%
Aeon Credit Service (Asia) Co. Ltd.	2,960,123	1,969,090
American Express Co.	212,995	35,957,816
Capital One Financial Corp.	135,847	17,369,397
Credit Acceptance Corp. (b)(c)	9,030	5,375,649
Discover Financial Services	421,390	47,823,551
Enova International, Inc. (b)	39,685	1,253,252
FirstCash Holdings, Inc. (c)	421,380	31,456,017
OneMain Holdings, Inc.	1,284,649	56,601,635
Shriram Transport Finance Co. Ltd.	210,246	3,186,826
SLM Corp.	319,448	6,257,986
Synchrony Financial	418,036	15,484,053
		222,735,272
Diversified Financial Services - 0.5%
A-Mark Precious Metals, Inc.	9,030	686,551
Berkshire Hathaway, Inc.:
Class A (b)	2	948,100
Class B (b)	1,019,148	322,030,385
BFF Bank SpA (a)(c)	693,800	5,400,010
Cannae Holdings, Inc. (b)	1,193,010	24,182,313
Jackson Financial, Inc.	221,785	8,075,192
Zenkoku Hosho Co. Ltd.	18,200	604,381
		361,926,932
Insurance - 1.3%
AFLAC, Inc.	512,902	31,066,474
AIA Group Ltd.	272,600	2,824,186
American Financial Group, Inc.	72,078	10,184,621
Amerisafe, Inc.	21,099	1,063,390
Arthur J. Gallagher & Co.	166,758	27,004,791
ASR Nederland NV	137,300	6,264,433
Assurant, Inc.	248,830	43,965,773
Axis Capital Holdings Ltd.	8,080	473,246
BRP Group, Inc. (b)(c)	936,170	23,610,207
Chubb Ltd.	722,266	152,607,583
Db Insurance Co. Ltd.	148,458	7,766,946
Enstar Group Ltd. (b)	2,220	514,885
Erie Indemnity Co. Class A	27,177	4,558,942
Fidelity National Financial, Inc.	310,028	13,114,184
First American Financial Corp.	119,603	7,246,746
Globe Life, Inc.	224,353	21,890,122
Hartford Financial Services Group, Inc.	519,229	37,649,295
Hyundai Fire & Marine Insurance Co. Ltd.	157,600	3,983,081
Investors Title Co.	6,000	995,580
Kinsale Capital Group, Inc.	23,372	5,139,035
Marsh & McLennan Companies, Inc.	425,167	68,005,462
NN Group NV	131,103	6,517,930
NN Group NV rights 6/8/22 (b)(c)(d)	138,503	231,956
Old Republic International Corp.	311,103	7,441,584
Primerica, Inc.	336,600	42,411,600
Prudential PLC	155,200	2,023,786
Reinsurance Group of America, Inc.	195,560	24,611,226
RLI Corp. (c)	43,383	5,254,549
Talanx AG	74,041	3,031,623
The Travelers Companies, Inc.	1,264,528	226,401,093
Willis Towers Watson PLC	406,300	85,757,741
		873,612,070
Mortgage Real Estate Investment Trusts - 0.1%
New Residential Investment Corp.	6,415,300	72,492,890
Redwood Trust, Inc.	150,080	1,530,816
		74,023,706
Thrifts & Mortgage Finance - 0.2%
Bridgewater Bancshares, Inc. (b)	100,050	1,623,812
Enact Holdings, Inc.	300,000	7,296,000
Equitable Group, Inc.	26,700	1,345,502
Equitable Group, Inc. rights	5,000	249,120
Essent Group Ltd. (c)	1,393,454	59,625,897
Federal Agricultural Mortgage Corp. Class C (non-vtg.)	35,200	3,696,352
Greene County Bancorp, Inc.	205,000	11,477,950
Merchants Bancorp	27,287	695,546
MGIC Investment Corp.	3,337,305	46,488,659
NMI Holdings, Inc. (b)	286,804	5,337,422
Radian Group, Inc.	775,312	16,676,961
Rocket Companies, Inc. (c)	147,242	1,335,485
Southern Missouri Bancorp, Inc.	35,000	1,633,800
		157,482,506

TOTAL FINANCIALS		4,763,549,588

HEALTH CARE - 6.8%
Biotechnology - 0.8%
AbbVie, Inc.	128,000	18,863,360
ADC Therapeutics SA (b)(c)	268,600	1,837,224
Agios Pharmaceuticals, Inc. (b)(c)	51,250	997,838
Alnylam Pharmaceuticals, Inc. (b)	144,200	18,140,360
Amgen, Inc.	66,100	16,970,514
Arcutis Biotherapeutics, Inc. (b)(c)	175,976	3,674,379
Argenx SE ADR (b)	113,050	34,966,365
Ascendis Pharma A/S sponsored ADR (b)	132,513	11,198,674
Atara Biotherapeutics, Inc. (b)	300,000	1,560,000
Aurinia Pharmaceuticals, Inc. (b)(c)	114,230	1,288,514
Avid Bioservices, Inc. (b)(c)	151,490	2,025,421
Beam Therapeutics, Inc. (b)(c)	70,000	2,462,600
BioCryst Pharmaceuticals, Inc. (b)	1,701,850	15,844,224
Blueprint Medicines Corp. (b)	834,988	45,924,340
Celldex Therapeutics, Inc. (b)(c)	542,581	12,761,505
Century Therapeutics, Inc. (c)	171,480	1,490,161
Cerevel Therapeutics Holdings (b)(c)	46,410	1,212,693
Crinetics Pharmaceuticals, Inc. (b)	153,900	2,577,825
Cytokinetics, Inc. (b)(c)	354,890	14,160,111
Erasca, Inc. (c)	529,870	2,871,895
Essex Bio-Technology Ltd.	320,000	134,163
Exelixis, Inc. (b)	200,000	3,666,000
Fusion Pharmaceuticals, Inc. (b)(c)	1,900	6,821
Generation Bio Co. (b)(c)	740	4,159
Gilead Sciences, Inc.	182,140	11,811,779
Global Blood Therapeutics, Inc. (b)	123,430	3,078,344
Graphite Bio, Inc.	6,290	14,782
Imago BioSciences, Inc. (c)	125,000	2,020,000
Innovent Biologics, Inc. (a)(b)	1,500,000	4,654,526
Insmed, Inc. (b)(c)	221,600	4,170,512
Instil Bio, Inc. (b)(c)	339,800	2,040,499
Intercept Pharmaceuticals, Inc. (b)(c)	367,582	6,653,234
Iovance Biotherapeutics, Inc. (b)	60,780	410,265
Kalvista Pharmaceuticals, Inc. (b)	73,830	656,349
Kinnate Biopharma, Inc. (b)	1,670	13,260
Legend Biotech Corp. ADR (b)	218,000	9,219,220
Mirati Therapeutics, Inc. (b)	6,300	246,708
Poseida Therapeutics, Inc. (b)(c)	3,190	7,241
Prelude Therapeutics, Inc. (b)(c)	139,390	585,438
PTC Therapeutics, Inc. (b)(c)	352,190	10,343,820
RAPT Therapeutics, Inc. (b)(c)(e)	1,652,120	24,319,206
Regeneron Pharmaceuticals, Inc. (b)	201,300	133,812,162
Relay Therapeutics, Inc. (b)(c)	303,380	4,939,026
Repare Therapeutics, Inc. (b)(c)	670	6,151
Scholar Rock Holding Corp. (b)(c)	810	4,066
Shattuck Labs, Inc. (b)(c)	7,120	20,363
Stoke Therapeutics, Inc. (b)(c)	131,621	1,593,930
United Therapeutics Corp. (b)	75,000	17,275,500
Vaxcyte, Inc. (b)	102,400	2,456,576
Vertex Pharmaceuticals, Inc. (b)	286,500	76,968,225
Verve Therapeutics, Inc.	106,600	1,616,056
Xencor, Inc. (b)	240,000	5,359,200
Zai Lab Ltd. (b)	1,180,000	3,744,265
Zentalis Pharmaceuticals, Inc. (b)(c)	258,282	6,227,179
		548,907,028
Health Care Equipment & Supplies - 0.7%
Abbott Laboratories	37,900	4,451,734
Atrion Corp.	1,511	950,102
Axonics Modulation Technologies, Inc. (b)(c)	954,940	47,747,000
Becton, Dickinson & Co.	69,725	17,835,655
Boston Scientific Corp. (b)	4,346,109	178,233,930
Cutera, Inc. (b)(c)	524,540	23,599,055
Envista Holdings Corp. (b)	602,968	25,951,743
Globus Medical, Inc. (b)	86,124	5,735,858
Heska Corp. (b)	13,160	1,313,236
Hologic, Inc. (b)	125,000	9,408,750
InBody Co. Ltd.	31,800	711,550
Inogen, Inc. (b)	28,080	721,094
Insulet Corp. (b)	167,000	35,651,160
Intuitive Surgical, Inc. (b)	12,000	2,731,680
iRhythm Technologies, Inc. (b)(c)	1,909	268,883
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.)	347,000	8,997,710
LeMaitre Vascular, Inc. (c)	20,939	957,331
Masimo Corp. (b)	37,000	5,195,910
Meridian Bioscience, Inc. (b)	228,964	6,296,510
Natus Medical, Inc. (b)	37,212	1,220,181
Neogen Corp. (b)(c)	117,125	3,099,128
Omnicell, Inc. (b)	29,720	3,303,675
Penumbra, Inc. (b)(c)	254,141	37,338,396
ResMed, Inc.	140,000	28,484,400
Tandem Diabetes Care, Inc. (b)	510,610	34,808,284
Value Added Technology Co. Ltd.	78,700	2,397,585
Vieworks Co. Ltd.	237,500	7,493,470
ViewRay, Inc. (b)	373,130	1,078,346
		495,982,356
Health Care Providers & Services - 2.9%
1Life Healthcare, Inc. (b)(c)	360,000	3,049,200
Acadia Healthcare Co., Inc. (b)	30,900	2,199,153
AdaptHealth Corp. (b)(c)	209,430	3,767,646
Addus HomeCare Corp. (b)	25,150	2,100,025
agilon health, Inc. (b)(c)	2,115,900	40,413,690
Alignment Healthcare, Inc. (b)(c)	537,500	5,740,500
AMN Healthcare Services, Inc. (b)	68,551	6,642,592
Anthem, Inc.	271,534	138,376,442
Apollo Medical Holdings, Inc. (b)(c)	14,903	559,459
Cano Health, Inc. (b)	1,200,000	6,180,000
Cardinal Health, Inc.	641,827	36,147,697
Centene Corp. (b)	2,635,500	214,635,120
Chemed Corp.	16,775	8,125,810
Cigna Corp.	1,313,975	352,526,353
Corvel Corp. (b)	10,233	1,526,354
CVS Health Corp.	790,093	76,441,498
Guardant Health, Inc. (b)	798,960	32,741,381
Hanger, Inc. (b)(c)	73,950	1,167,671
HCA Holdings, Inc.	118,000	24,827,200
Henry Schein, Inc. (b)	151,100	12,940,204
Humana, Inc.	378,300	171,835,209
Laboratory Corp. of America Holdings	50,000	12,336,000
LHC Group, Inc. (b)	35,980	5,996,427
LifeStance Health Group, Inc. (c)	800,000	5,960,000
McKesson Corp.	278,974	91,695,964
MEDNAX, Inc. (b)(c)	30,310	585,589
Modivcare, Inc. (b)	11,650	1,111,760
National Research Corp. Class A	14,974	537,417
Oak Street Health, Inc. (b)(c)	1,181,600	22,308,608
Option Care Health, Inc. (b)	748,270	22,717,477
Owens & Minor, Inc. (c)	1,099,060	38,335,213
Progyny, Inc. (b)(c)	103,745	3,279,379
Quest Diagnostics, Inc.	3,700	521,774
R1 RCM, Inc. (b)	260,500	5,592,935
RadNet, Inc. (b)(c)	85,680	1,759,010
Sinopharm Group Co. Ltd. (H Shares)	3,916,000	9,711,153
Surgery Partners, Inc. (b)(c)	444,990	17,443,608
Tenet Healthcare Corp. (b)	659,490	42,675,598
Tokai Corp.	64,500	851,750
U.S. Physical Therapy, Inc.	14,069	1,584,029
UnitedHealth Group, Inc.	1,073,330	533,208,877
Universal Health Services, Inc. Class B	256,610	31,976,172
		1,992,131,944
Health Care Technology - 0.0%
Change Healthcare, Inc. (b)	220,000	5,299,800
Doximity, Inc. (c)	185,000	6,473,150
Evolent Health, Inc. (b)(c)	72,280	2,033,236
Health Catalyst, Inc. (b)	15,180	222,387
Inspire Medical Systems, Inc. (b)	60,000	10,609,800
Phreesia, Inc. (b)	549,212	9,962,706
Simulations Plus, Inc. (c)	17,124	813,048
		35,414,127
Life Sciences Tools & Services - 0.7%
10X Genomics, Inc. (b)	120,000	6,142,800
Agilent Technologies, Inc.	155,000	19,771,800
Avantor, Inc. (b)	1,898,100	60,815,124
Bio-Rad Laboratories, Inc. Class A (b)	25,000	13,444,750
Bruker Corp.	1,059,004	66,166,570
Charles River Laboratories International, Inc. (b)	78,000	18,258,240
Danaher Corp.	417,700	110,197,614
ICON PLC (b)(c)	21,600	4,833,864
Lonza Group AG	28,000	16,881,362
Medpace Holdings, Inc. (b)	31,328	4,487,423
Sartorius Stedim Biotech	42,000	14,478,110
Seer, Inc. (b)	820	7,282
Syneos Health, Inc. (b)	70,430	5,204,073
Thermo Fisher Scientific, Inc.	160,000	90,811,200
West Pharmaceutical Services, Inc.	76,000	23,588,880
		455,089,092
Pharmaceuticals - 1.7%
Arvinas Holding Co. LLC (b)(c)	882,910	36,808,518
AstraZeneca PLC:
(United Kingdom)	190,000	25,111,122
sponsored ADR	1,326,220	88,167,106
Bayer AG	943,408	67,499,002
Bristol-Myers Squibb Co.	4,531,261	341,883,642
Daito Pharmaceutical Co. Ltd.	55,500	1,128,236
Dawnrays Pharmaceutical Holdings Ltd.	2,354,000	341,977
Eli Lilly & Co.	383,900	120,329,616
Faes Farma SA	105,263	453,150
Genomma Lab Internacional SA de CV	1,000,000	1,008,613
GSK PLC sponsored ADR	1,853,159	81,353,680
Jazz Pharmaceuticals PLC (b)	125,000	18,710,000
Johnson & Johnson	490,289	88,021,584
Merck & Co., Inc.	328,000	30,185,840
Nippon Chemiphar Co. Ltd.	5,983	89,047
Pliant Therapeutics, Inc. (b)(c)	58,900	331,607
Roche Holding AG (participation certificate)	308,096	104,996,386
Royalty Pharma PLC	950,000	39,083,000
Sanofi SA sponsored ADR (c)	1,626,550	86,613,788
UCB SA	75,000	6,615,215
Viatris, Inc.	63,300	776,691
		1,139,507,820

TOTAL HEALTH CARE		4,667,032,367

INDUSTRIALS - 5.1%
Aerospace & Defense - 1.0%
Airbus Group NV	701,398	82,200,905
Cadre Holdings, Inc. (c)	270,400	6,811,376
General Dynamics Corp.	78,927	17,751,472
HEICO Corp. Class A	379,746	44,464,459
Huntington Ingalls Industries, Inc.	92,631	19,495,120
Kratos Defense & Security Solutions, Inc. (b)	92,380	1,332,120
L3Harris Technologies, Inc.	244,800	58,972,320
Lockheed Martin Corp.	350,600	154,302,566
Magellan Aerospace Corp.	23,600	139,005
Mercury Systems, Inc. (b)	30,210	1,806,860
MTU Aero Engines AG	30,800	6,079,063
Northrop Grumman Corp.	223,900	104,778,483
Raytheon Technologies Corp.	79,568	7,568,508
Safran SA	49,400	5,118,390
The Boeing Co. (b)	1,198,797	157,521,926
Triumph Group, Inc. (b)	131,060	2,005,218
Vectrus, Inc. (b)	87,260	3,125,653
Woodward, Inc.	68,693	6,979,896
		680,453,340
Air Freight & Logistics - 0.3%
Air Transport Services Group, Inc. (b)	912,000	27,560,640
C.H. Robinson Worldwide, Inc.	141,635	15,368,814
Deutsche Post AG	777,300	32,167,511
FedEx Corp.	152,083	34,154,800
Onelogix Group Ltd. (b)	574,686	103,599
Sinotrans Ltd. (H Shares)	378,000	119,943
United Parcel Service, Inc. Class B	589,160	107,374,410
		216,849,717
Airlines - 0.1%
Copa Holdings SA Class A (b)	17,300	1,223,110
Delta Air Lines, Inc. (b)	1,366,000	56,948,540
Hawaiian Holdings, Inc. (b)	50,000	887,500
Jet2 PLC (b)	215,179	3,166,998
JetBlue Airways Corp. (b)	1,507,800	16,193,772
Ryanair Holdings PLC sponsored ADR (b)	49,500	4,316,400
SkyWest, Inc. (b)	26,450	713,092
Spirit Airlines, Inc. (b)	35,680	747,496
Sun Country Airlines Holdings, Inc. (b)(c)	52,780	1,248,247
		85,445,155
Building Products - 0.4%
A.O. Smith Corp.	145,122	8,724,735
Allegion PLC	97,733	10,911,889
Builders FirstSource, Inc. (b)	624,193	40,628,722
Carlisle Companies, Inc.	240,220	61,119,175
Fortune Brands Home & Security, Inc.	517,429	35,883,701
Hayward Holdings, Inc. (b)(c)	62,570	957,321
Johnson Controls International PLC	139,493	7,603,763
KVK Corp.	4,500	70,226
Masonite International Corp. (b)	111,800	10,266,594
Nihon Dengi Co. Ltd.	28,200	723,976
Nihon Flush Co. Ltd.	104,578	753,862
Simpson Manufacturing Co. Ltd.	47,333	5,128,531
Trane Technologies PLC	620,000	85,597,200
UFP Industries, Inc.	14,880	1,148,736
		269,518,431
Commercial Services & Supplies - 0.1%
ACV Auctions, Inc. Class A (b)	709,500	5,988,180
Biffa PLC (a)	624,700	2,530,011
Casella Waste Systems, Inc. Class A (b)	31,180	2,231,864
CoreCivic, Inc. (b)	131,063	1,686,781
Millerknoll, Inc. (c)	36,860	1,113,172
Rollins, Inc.	246,625	8,745,323
Tetra Tech, Inc.	58,916	7,951,893
The Brink's Co. (c)	136,420	8,298,429
The GEO Group, Inc. (b)	172,340	1,225,337
UniFirst Corp.	16,590	2,711,470
		42,482,460
Construction & Engineering - 0.1%
API Group Corp. (b)	29,340	511,983
Boustead Projs. Pte Ltd.	2,180,500	1,448,308
Comfort Systems U.S.A., Inc.	75,600	6,782,832
Dycom Industries, Inc. (b)	28,710	2,673,188
EMCOR Group, Inc.	58,157	6,143,124
IES Holdings, Inc. (b)	2,320	71,665
Meisei Industrial Co. Ltd.	215,000	1,212,491
MYR Group, Inc. (b)	18,382	1,683,975
Raiznext Corp.	201,000	1,806,478
Totetsu Kogyo Co. Ltd.	107,100	1,800,322
Watanabe Sato Co. Ltd.	5,300	108,112
Willscot Mobile Mini Holdings (b)	1,417,900	50,661,567
		74,904,045
Electrical Equipment - 0.5%
Acuity Brands, Inc.	216,307	37,858,051
Aichi Electric Co. Ltd.	100,050	2,126,359
AMETEK, Inc.	890,900	108,217,623
Array Technologies, Inc. (b)(c)	232,610	2,577,319
Atkore, Inc. (b)	202,754	22,083,966
Emerson Electric Co.	823,200	72,984,912
GrafTech International Ltd.	802,000	6,961,360
Hubbell, Inc. Class B	86,907	16,500,163
Iwabuchi Corp.	2,400	81,283
nVent Electric PLC	183,312	6,489,245
Regal Rexnord Corp.	365,331	45,648,108
Shoals Technologies Group, Inc. (b)(c)	70,080	1,093,248
Vertiv Holdings Co. (c)	1,442,924	15,857,735
Vertiv Holdings LLC (b)(f)	600,000	6,594,000
		345,073,372
Industrial Conglomerates - 0.7%
3M Co.	90,403	13,496,264
General Electric Co.	5,099,645	399,251,207
Siemens AG	435,000	57,421,305
		470,168,776
Machinery - 1.1%
AGCO Corp.	398,000	50,995,740
Barnes Group, Inc. (c)	50,750	1,828,523
Caterpillar, Inc.	525,300	113,386,005
Chart Industries, Inc. (b)(c)	255,890	45,005,933
Columbus McKinnon Corp. (NY Shares)	127,800	4,313,250
Crane Holdings Co. (c)	211,405	20,223,002
Cummins, Inc.	28,942	6,052,351
Donaldson Co., Inc.	134,670	7,040,548
Ebara Jitsugyo Co. Ltd.	19,800	367,285
EnPro Industries, Inc.	800	76,608
Epiroc AB (A Shares)	27,600	535,190
ESAB Corp.	435,733	21,786,650
Estic Corp.	17,500	156,329
Federal Signal Corp.	75,360	2,645,136
Flowserve Corp.	1,583,931	49,893,827
Fortive Corp.	1,949,024	120,391,212
Gorman-Rupp Co.	24,767	737,809
Graco, Inc.	185,196	11,722,907
Hy-Lok Corp.	14,316	217,203
IDEX Corp.	217,527	41,667,297
ITT, Inc.	943,370	69,639,573
John Bean Technologies Corp. (c)	24,830	3,023,053
Lincoln Electric Holdings, Inc.	64,339	8,738,523
Mueller Industries, Inc.	62,508	3,366,056
Nakanishi Manufacturing Co. Ltd.	10,300	106,812
Nordson Corp.	58,890	12,830,953
NORMA Group AG	83,068	2,174,151
Omega Flex, Inc.	3,300	364,782
Oshkosh Corp.	788,100	73,222,371
Otis Worldwide Corp.	112,104	8,340,538
Pentair PLC	642,400	32,229,208
Sakura Rubber Co. Ltd.	11,000	242,669
Semperit AG Holding	25,000	528,723
Shinwa Co. Ltd.	12,000	202,742
Snap-On, Inc.	58,539	12,988,633
Stanley Black & Decker, Inc.	328,032	38,934,118
Toro Co.	115,983	9,567,438
Watts Water Technologies, Inc. Class A	30,027	3,928,432
Westinghouse Air Brake Tech Co.	155,314	14,670,960
		794,142,540
Marine - 0.0%
Genco Shipping & Trading Ltd.	336,900	8,506,725
Japan Transcity Corp.	74,800	309,694
		8,816,419
Professional Services - 0.2%
Alight, Inc. Class A (b)	467,300	3,813,168
Altech Corp.	83,900	1,228,504
ASGN, Inc. (b)	167,590	15,959,596
Barrett Business Services, Inc.	8,178	612,205
CACI International, Inc. Class A (b)	145,700	40,849,909
Career Design Center Co. Ltd.	138,100	1,192,894
CBIZ, Inc. (b)(c)	14,930	611,533
CRA International, Inc.	114,790	9,840,947
Creek & River Co. Ltd.	20,000	325,630
Dun & Bradstreet Holdings, Inc. (b)(c)	210,124	3,628,841
Equifax, Inc.	45,409	9,198,955
Exponent, Inc.	56,782	5,132,525
First Advantage Corp.	20,270	295,942
Heidrick & Struggles International, Inc.	21,348	737,787
ICF International, Inc.	54,970	5,618,484
Insperity, Inc.	80,975	8,103,168
KBR, Inc. (c)	289,940	14,427,414
Kforce, Inc. (c)	139,073	9,134,315
Mastech Digital, Inc. (b)(c)	30,000	539,250
Quick Co. Ltd.	180,800	1,973,232
Robert Half International, Inc.	121,306	10,935,736
SHL-JAPAN Ltd.	34,600	702,563
TriNet Group, Inc. (b)	65,031	5,107,535
WDB Holdings Co. Ltd.	22,300	394,951
Will Group, Inc.	187,400	1,716,275
World Holdings Co. Ltd.	86,200	1,575,551
		153,656,910
Road & Rail - 0.4%
ArcBest Corp.	27,859	2,106,976
Autohellas SA	13,800	130,816
CSX Corp.	3,394,700	107,917,513
Daqin Railway Co. Ltd. (A Shares)	926,141	931,416
Hertz Global Holdings, Inc.	27,780	557,545
Knight-Swift Transportation Holdings, Inc. Class A	742,885	36,133,926
Landstar System, Inc.	282,744	42,815,924
Meitetsu Transport Co. Ltd.	25,300	685,882
NANSO Transport Co. Ltd.	56,800	504,752
Nikkon Holdings Co. Ltd.	48,200	753,692
Old Dominion Freight Lines, Inc.	141,500	36,540,960
Patriot Transportation Holding, Inc.	10,000	74,900
Stef SA	50,734	4,880,107
Uber Technologies, Inc. (b)	996,900	23,128,080
Universal Logistics Holdings, Inc.	500	13,945
		257,176,434
Trading Companies & Distributors - 0.2%
Air Lease Corp. Class A	817,200	30,734,892
Applied Industrial Technologies, Inc.	47,220	4,883,020
Beacon Roofing Supply, Inc. (b)	276,358	16,971,145
Beijer Ref AB (B Shares)	86,700	1,378,720
Boise Cascade Co.	42,855	3,313,549
Canox Corp.	32,539	283,596
Green Cross Co. Ltd.	28,200	192,768
Itochu Corp.	320,500	9,193,711
Kamei Corp.	149,800	1,229,958
Mitani Shoji Co. Ltd.	226,400	2,750,531
Mitsubishi Corp.	175,400	6,053,394
MSC Industrial Direct Co., Inc. Class A	51,015	4,332,704
Narasaki Sangyo Co. Ltd.	9,700	125,983
Rush Enterprises, Inc. Class A	185,200	9,441,496
Shinsho Corp.	117,200	3,473,166
Totech Corp.	18,400	445,939
Triton International Ltd. (c)	5,000	318,850
Univar Solutions, Inc. (b)	491,300	15,092,736
Watsco, Inc.	35,985	9,198,846
		119,415,004
Transportation Infrastructure - 0.0%
Isewan Terminal Service Co. Ltd.	95,100	489,776
Qingdao Port International Co. Ltd. (H Shares) (a)	4,884,814	2,496,190
		2,985,966

TOTAL INDUSTRIALS		3,521,088,569

INFORMATION TECHNOLOGY - 8.1%
Communications Equipment - 0.1%
Cisco Systems, Inc.	1,879,500	84,671,475
Juniper Networks, Inc.	354,320	10,870,538
Lumentum Holdings, Inc. (b)	23,780	2,046,982
NetScout Systems, Inc. (b)	80,495	2,763,393
		100,352,388
Electronic Equipment & Components - 0.4%
Advanced Energy Industries, Inc.	125,500	10,223,230
Amphenol Corp. Class A	422,500	29,938,350
Avnet, Inc.	861,900	41,759,055
Badger Meter, Inc.	31,871	2,522,271
CDW Corp.	49,500	8,408,070
Cognex Corp.	403,000	19,513,260
CTS Corp.	35,113	1,428,046
Daido Signal Co. Ltd.	111,500	438,257
Daiwabo Holdings Co. Ltd.	160,000	2,150,153
Elematec Corp.	60,000	608,226
Fabrinet (b)	40,335	3,503,901
Flex Ltd. (b)	50,070	854,695
Hagiwara Electric Holdings Co. Ltd.	12,280	195,835
II-VI, Inc. (b)(c)	47,130	2,945,625
Insight Enterprises, Inc. (b)(c)	70,217	6,938,844
IPG Photonics Corp. (b)	38,918	4,105,460
Kingboard Chemical Holdings Ltd.	707,000	3,387,603
Kitron ASA	74,100	149,739
Makus, Inc.	734,784	6,239,438
Methode Electronics, Inc. Class A	210,000	9,460,500
Mirion Technologies, Inc. (f)	1,430,613	11,444,904
Napco Security Technologies, Inc.	31,601	619,696
National Instruments Corp.	143,700	5,075,484
Redington (India) Ltd.	1,034,288	1,732,744
Riken Keiki Co. Ltd.	17,700	576,778
Rogers Corp. (b)	20,408	5,415,875
Sanmina Corp. (b)	70,146	3,078,708
ScanSource, Inc. (b)	119,631	4,634,505
TD SYNNEX Corp.	124,300	12,908,555
TE Connectivity Ltd.	374,300	48,430,677
Thinking Electronic Industries Co. Ltd.	351,000	1,714,183
TTM Technologies, Inc. (b)(c)	206,990	2,957,887
Vontier Corp.	150,000	4,023,000
		257,383,554
IT Services - 1.7%
Accenture PLC Class A	41,300	12,326,398
Affirm Holdings, Inc. (b)(c)	125,000	3,562,500
Amadeus IT Holding SA Class A (b)	253,100	15,748,813
Amdocs Ltd.	861,050	74,816,635
Avant Corp.	180,500	1,867,604
Block, Inc. Class A (b)	335,700	29,377,107
Capgemini SA	264,000	51,156,804
Cass Information Systems, Inc.	12,823	437,521
Cognizant Technology Solutions Corp. Class A	1,493,300	111,549,510
Concentrix Corp.	264,267	40,932,316
CSE Global Ltd.	1,349,925	468,023
CSG Systems International, Inc.	35,571	2,212,160
Cyxtera Technologies, Inc. Class A (b)(c)	325,566	4,824,888
Dlocal Ltd.	591,700	17,058,711
DTS Corp.	109,500	2,607,042
DXC Technology Co. (b)	72,130	2,540,419
E-Credible Co. Ltd.	53,370	794,698
Edenred SA	431,059	21,250,095
Enea AB (b)	27,900	345,681
EPAM Systems, Inc. (b)	53,300	18,043,116
EVERTEC, Inc.	65,088	2,469,439
EVO Payments, Inc. Class A (b)	51,675	1,191,109
ExlService Holdings, Inc. (b)	126,747	18,022,156
Fidelity National Information Services, Inc.	328,257	34,302,857
Future Corp.	27,500	352,895
Genpact Ltd.	926,594	41,112,976
Global Payments, Inc.	34,400	4,507,776
GoDaddy, Inc. (b)	521,900	39,168,595
Hackett Group, Inc.	29,215	598,615
IBM Corp.	58,082	8,064,105
Jack Henry & Associates, Inc.	80,676	15,176,769
Korea Information & Communication Co. Ltd. (b)	103,507	672,321
MasterCard, Inc. Class A	141,586	50,669,382
Maximus, Inc.	548,700	35,605,143
MongoDB, Inc. Class A (b)	162,000	38,418,300
PayPal Holdings, Inc. (b)	195,000	16,615,950
Perficient, Inc. (b)	57,689	5,648,330
Sabre Corp. (b)(c)	1,303,800	9,791,538
Snowflake, Inc. (b)	69,400	8,858,910
SolarWinds, Inc.	48,537	564,971
TDC Soft, Inc.	182,200	1,501,644
Twilio, Inc. Class A (b)	277,100	29,142,607
Unisys Corp. (b)	688,078	8,208,771
Verra Mobility Corp. (b)(c)	577,720	9,214,634
Visa, Inc. Class A	1,352,574	286,975,626
WEX, Inc. (b)	232,600	39,607,128
Wix.com Ltd. (b)	133,500	8,411,835
WNS Holdings Ltd. sponsored ADR (b)	82,900	6,032,633
Worldline SA (a)(b)	80,500	3,293,929
		1,136,120,985
Semiconductors & Semiconductor Equipment - 1.4%
Advanced Micro Devices, Inc. (b)	79,200	8,067,312
Allegro MicroSystems LLC (b)	59,944	1,543,558
Amkor Technology, Inc.	109,239	2,232,845
Analog Devices, Inc.	65,426	11,017,738
Applied Materials, Inc.	171,918	20,164,262
ASML Holding NV (Netherlands)	37,400	21,522,022
Cirrus Logic, Inc. (b)	238,300	19,430,982
Diodes, Inc. (b)	7,560	582,196
Ichor Holdings Ltd. (b)	7,830	236,779
Intel Corp.	665,922	29,580,255
Kulicke & Soffa Industries, Inc. (c)	67,522	3,657,667
Lam Research Corp.	120,000	62,403,600
Lattice Semiconductor Corp. (b)	149,211	7,761,956
MACOM Technology Solutions Holdings, Inc. (b)	40,690	2,218,012
Marvell Technology, Inc.	722,411	42,730,611
MediaTek, Inc.	520,000	16,064,597
Microchip Technology, Inc.	619,400	44,999,410
Micron Technology, Inc.	938,450	69,295,148
MKS Instruments, Inc.	75,800	9,361,300
Nova Ltd. (b)(c)	14,120	1,499,826
NVE Corp. (c)	5,266	260,456
NVIDIA Corp.	1,007,936	188,201,810
NXP Semiconductors NV (c)	397,942	75,513,474
Power Integrations, Inc.	65,738	5,546,972
Qualcomm, Inc.	734,175	105,148,544
Renesas Electronics Corp. (b)	2,916,800	34,067,777
Semtech Corp. (b)	138,757	8,892,936
Silergy Corp.	89,000	9,138,207
Silicon Laboratories, Inc. (b)	43,788	6,531,418
SiTime Corp. (b)	8,930	1,902,090
Sitronix Technology Corp.	20,000	176,068
SMART Global Holdings, Inc. (b)(c)	59,920	1,477,028
SolarEdge Technologies, Inc. (b)	199,600	54,448,884
Synaptics, Inc. (b)	7,270	1,076,832
Systems Technology, Inc.	42,700	738,924
Taiwan Semiconductor Manufacturing Co. Ltd.	2,847,000	53,791,224
Topco Scientific Co. Ltd.	881,000	5,052,905
Universal Display Corp.	47,241	5,967,011
		932,302,636
Software - 3.2%
Adobe, Inc. (b)	277,000	115,364,960
Altair Engineering, Inc. Class A (b)	11,110	610,606
American Software, Inc. Class A	34,287	586,308
Anaplan, Inc. (b)	678,000	44,476,800
Asiainfo Technologies Ltd. (a)	174,000	295,351
Aspen Technology, Inc. (b)	99,078	19,170,602
Autodesk, Inc. (b)	234,667	48,752,069
Black Knight, Inc. (b)	104,500	7,096,595
Blackbaud, Inc. (b)	518,133	32,979,165
CCC Intelligent Solutions Holdings, Inc. (b)(f)	134,385	1,202,746
Ceridian HCM Holding, Inc. (b)	485,900	27,356,170
Check Point Software Technologies Ltd. (b)	39,100	4,890,628
Consensus Cloud Solutions, Inc. (b)	17,487	839,901
Coupa Software, Inc. (b)	197,400	13,579,146
Cresco Ltd.	317,400	5,345,269
Cvent Holding Corp. (f)	267,744	1,427,076
Dolby Laboratories, Inc. Class A	71,152	5,522,818
DoubleVerify Holdings, Inc. (b)	101,700	2,262,825
Dynatrace, Inc. (b)	243,702	9,180,254
Elastic NV (b)	629,386	38,801,647
Envestnet, Inc. (b)	100	6,662
Five9, Inc. (b)	222,700	21,537,317
HubSpot, Inc. (b)	77,400	26,137,206
Intuit, Inc.	145,700	60,386,822
LivePerson, Inc. (b)(c)	107,560	1,804,857
Manhattan Associates, Inc. (b)	68,953	8,338,486
Microsoft Corp.	4,369,402	1,187,909,322
Model N, Inc. (b)	8,890	223,672
NCR Corp. (b)	33,350	1,156,912
New Relic, Inc. (b)(c)	79,470	3,723,964
NortonLifeLock, Inc.	3,698,100	90,011,754
Open Text Corp.	725,300	29,744,553
Open Text Corp.	75,400	3,090,276
Otonomo Technologies Ltd. (b)(c)	276,600	362,346
Paylocity Holding Corp. (b)	43,169	7,548,531
Ping Identity Holding Corp. (b)	18,580	351,162
PTC, Inc. (b)	471,243	54,913,947
Qualys, Inc. (b)	58,681	7,668,433
Rapid7, Inc. (b)	59,090	4,187,708
SailPoint Technologies Holding, Inc. (b)	115,680	7,338,739
Salesforce.com, Inc. (b)	504,370	80,820,249
SAP SE sponsored ADR	468,655	46,790,515
Sinosoft Tech Group Ltd.	14,393,000	880,396
Synopsys, Inc. (b)	106,700	34,058,640
System Information Co. Ltd.	48,000	378,452
System Research Co. Ltd.	147,000	2,365,977
Telos Corp. (b)	134,810	1,298,220
Tenable Holdings, Inc. (b)	1,087,748	54,713,724
Varonis Systems, Inc. (b)	104,050	3,440,934
VMware, Inc. Class A	196,688	25,195,733
Workday, Inc. Class A (b)	127,823	19,978,735
Workiva, Inc. (b)	172,600	12,601,526
Zendesk, Inc. (b)	420,000	38,409,000
Zuora, Inc. (b)(c)	285,080	2,890,711
		2,220,006,417
Technology Hardware, Storage & Peripherals - 1.3%
3D Systems Corp. (b)(c)	139,175	1,504,482
Apple, Inc.	5,709,657	849,825,348
Avid Technology, Inc. (b)	36,910	1,081,094
Dell Technologies, Inc.	378,353	18,894,949
Elecom Co. Ltd.	66,800	788,721
MCJ Co. Ltd.	1,017,300	6,874,983
Pure Storage, Inc. Class A (b)	79,310	1,882,026
Samsung Electronics Co. Ltd.	101,720	5,518,227
Seagate Technology Holdings PLC	117,400	9,940,258
TSC Auto ID Technology Corp.	43,000	268,793
Western Digital Corp. (b)	336,000	20,391,840
		916,970,721

TOTAL INFORMATION TECHNOLOGY		5,563,136,701

MATERIALS - 1.8%
Chemicals - 0.9%
Ashland Global Holdings, Inc.	26,830	2,871,347
Aspen Aerogels, Inc. (b)(c)	40,240	705,005
Axalta Coating Systems Ltd. (b)	414,300	11,252,388
Balchem Corp.	35,284	4,390,388
C. Uyemura & Co. Ltd.	77,700	4,369,814
CF Industries Holdings, Inc.	1,037,322	102,456,294
Chase Corp.	8,134	657,146
DuPont de Nemours, Inc.	1,619,875	109,908,519
Element Solutions, Inc.	1,477,220	31,450,014
Huntsman Corp.	343,754	12,461,083
International Flavors & Fragrances, Inc.	313,521	41,438,071
Isamu Paint Co. Ltd.	3,600	80,006
K+S AG	153,100	4,294,740
Linde PLC	260,600	84,611,608
LyondellBasell Industries NV Class A	221,300	25,283,525
Minerals Technologies, Inc.	36,276	2,403,648
Olin Corp.	834,810	54,922,150
Quaker Houghton (c)	8,810	1,377,884
Scientex Bhd	1,245,100	1,029,408
Scientex Bhd warrants 1/14/26 (b)	118,080	22,384
Sensient Technologies Corp.	45,792	4,004,052
Sherwin-Williams Co.	341,200	91,455,248
Sisecam Resources LP	25,000	475,500
SK Kaken Co. Ltd.	5,000	1,305,006
Soulbrain Co. Ltd.	15,800	3,484,504
The Mosaic Co.	251,300	15,743,945
Toho Acetylene Co. Ltd.	82,700	745,832
Tronox Holdings PLC	596,641	10,745,504
Valvoline, Inc. (c)	703,987	23,555,405
		647,500,418
Construction Materials - 0.1%
Eagle Materials, Inc. (c)	173,359	22,633,751
RHI Magnesita NV	63,000	1,913,210
Summit Materials, Inc. (b)	1,383,810	37,791,851
Vertex Corp.	11,200	288,406
Vicat SA	43,400	1,339,522
Wienerberger AG	72,713	2,007,730
		65,974,470
Containers & Packaging - 0.1%
Aptargroup, Inc.	71,726	7,681,137
Crown Holdings, Inc.	361,530	37,758,193
O-I Glass, Inc. (b)(c)	82,540	1,357,783
Silgan Holdings, Inc.	30,000	1,314,300
Vidrala SA	5,250	418,765
		48,530,178
Metals & Mining - 0.6%
Alcoa Corp.	362,300	22,361,156
Arconic Corp. (b)	114,660	3,225,386
Chubu Steel Plate Co. Ltd.	64,700	405,082
Commercial Metals Co.	1,191,757	47,348,506
First Quantum Minerals Ltd.	1,441,900	41,745,960
Freeport-McMoRan, Inc.	3,968,212	155,077,725
Glencore Xstrata PLC	4,480,600	29,552,171
Lundin Mining Corp.	6,236,700	55,520,609
Mount Gibson Iron Ltd.	12,253,674	6,023,787
Newmont Corp.	464,200	31,495,970
Pacific Metals Co. Ltd.	25,400	550,676
Reliance Steel & Aluminum Co.	68,269	13,271,494
Rio Tinto PLC sponsored ADR	10,000	734,400
Royal Gold, Inc.	71,519	8,087,369
Sandfire Resources NL	196,469	778,298
St Barbara Ltd.	491,765	448,202
Teck Resources Ltd. Class B (sub. vtg.)	47,400	1,965,178
		418,591,969
Paper & Forest Products - 0.1%
Louisiana-Pacific Corp.	414,900	28,652,994
Resolute Forest Products, Inc. (c)	51,790	748,883
Stella-Jones, Inc.	58,100	1,656,391
		31,058,268

TOTAL MATERIALS		1,211,655,303

REAL ESTATE - 1.1%
Equity Real Estate Investment Trusts (REITs) - 0.9%
Alexanders, Inc.	2,337	566,138
Alexandria Real Estate Equities, Inc.	6,200	1,028,890
American Tower Corp.	261,199	66,900,900
Americold Realty Trust	54,330	1,504,398
Apartment Income (REIT) Corp.	1,042,400	46,762,064
Apple Hospitality (REIT), Inc.	1,492,300	24,936,333
Armada Hoffler Properties, Inc.	126,030	1,736,693
Corporate Office Properties Trust (SBI)	313,000	8,651,320
Crown Castle International Corp.	367,400	69,677,410
CubeSmart	184,500	8,215,785
Douglas Emmett, Inc.	68,800	1,944,976
Equinix, Inc.	3,095	2,126,544
Equity Lifestyle Properties, Inc.	302,200	22,876,540
Essex Property Trust, Inc.	38,600	10,956,610
Gaming & Leisure Properties	924,300	43,275,726
Host Hotels & Resorts, Inc.	662,000	13,233,380
Invitation Homes, Inc.	487,500	18,388,500
Kilroy Realty Corp.	4,100	248,870
Life Storage, Inc.	48,400	5,651,184
LXP Industrial Trust (REIT)	4,133,881	47,787,664
Medical Properties Trust, Inc.	1,727,300	32,093,234
Mid-America Apartment Communities, Inc.	64,100	11,602,100
Plymouth Industrial REIT, Inc.	1,530,910	31,092,782
Prologis (REIT), Inc.	251,100	32,010,228
PS Business Parks, Inc.	21,914	4,111,724
RLJ Lodging Trust	530,540	7,125,152
Sabra Health Care REIT, Inc.	144,190	2,024,428
Simon Property Group, Inc.	349,435	40,062,723
Spirit Realty Capital, Inc.	34,800	1,461,252
Sunstone Hotel Investors, Inc. (b)	169,030	2,023,289
Terreno Realty Corp.	30,210	1,834,049
Uniti Group, Inc.	2,174,770	24,661,892
Urban Edge Properties	70,170	1,322,705
Ventas, Inc.	191,500	10,865,710
Washington REIT (SBI)	225,200	5,470,108
Welltower, Inc.	171,500	15,278,935
		619,510,236
Real Estate Management & Development - 0.2%
Arealink Co. Ltd.	26,800	291,451
CBRE Group, Inc. (b)	436,700	36,176,228
Cushman & Wakefield PLC (b)(c)	2,025,809	37,821,854
Howard Hughes Corp. (b)	187,400	15,765,962
Jones Lang LaSalle, Inc. (b)	73,857	14,573,463
Newmark Group, Inc.	2,677,800	29,643,246
Realogy Holdings Corp. (b)	113,410	1,404,016
WeWork, Inc. (b)(c)	1,444,300	10,528,947
		146,205,167

TOTAL REAL ESTATE		765,715,403

UTILITIES - 1.7%
Electric Utilities - 1.3%
Allete, Inc.	63,520	3,939,510
Constellation Energy Corp.	1,433,455	88,988,886
Duke Energy Corp.	619,100	69,661,132
Edison International	230,300	16,100,273
Entergy Corp.	336,600	40,499,712
Evergy, Inc.	1,182,264	82,687,544
Exelon Corp.	2,322,666	114,159,034
FirstEnergy Corp.	425,500	18,279,480
IDACORP, Inc.	353,843	38,575,964
NextEra Energy, Inc.	674,600	51,060,474
PG&E Corp. (b)	12,697,866	154,913,965
Portland General Electric Co.	699,300	34,440,525
PPL Corp.	1,589,700	47,977,146
Southern Co.	1,995,066	150,946,694
		912,230,339
Gas Utilities - 0.0%
Brookfield Infrastructure Corp. A Shares (c)	67,230	4,743,077
China Resource Gas Group Ltd.	462,000	1,934,027
New Jersey Resources Corp. (c)	49,050	2,252,376
Seoul City Gas Co. Ltd.	5,478	917,104
South Jersey Industries, Inc.	926,300	32,281,555
YESCO Co. Ltd.	9,188	266,600
		42,394,739
Independent Power and Renewable Electricity Producers - 0.1%
Brookfield Renewable Corp. (c)	579,210	20,955,818
Clearway Energy, Inc. Class C	47,070	1,649,804
Sunnova Energy International, Inc. (b)(c)	884,650	17,693,000
The AES Corp.	591,900	13,045,476
Vistra Corp.	194,500	5,128,965
		58,473,063
Multi-Utilities - 0.3%
CenterPoint Energy, Inc.	455,444	14,596,980
Dominion Energy, Inc.	1,400,517	117,951,542
NiSource, Inc.	337,500	10,614,375
Public Service Enterprise Group, Inc.	181,583	12,445,699
Sempra Energy	167,500	27,446,550
		183,055,146

TOTAL UTILITIES		1,196,153,287

TOTAL COMMON STOCKS
(Cost $25,948,117,910)		30,709,145,106

Nonconvertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Porsche Automobil Holding SE (Germany)	137,500	11,262,181
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Embraer SA sponsored ADR (b)	788,200	8,441,622
INFORMATION TECHNOLOGY - 0.1%
Technology Hardware, Storage & Peripherals - 0.1%
Samsung Electronics Co. Ltd.	1,590,970	77,729,164
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $89,852,204)		97,432,967

Equity Funds - 54.2%
Large Blend Funds - 6.8%
Fidelity SAI U.S. Large Cap Index Fund (g)	61,855,882	1,226,602,131
Fidelity SAI U.S. Low Volatility Index Fund (g)	194,571,083	3,443,908,174

TOTAL LARGE BLEND FUNDS		4,670,510,305

Large Growth Funds - 37.4%
Fidelity Blue Chip Growth Fund (g)	5,561,350	728,703,693
Fidelity Contrafund (g)	291,651,377	4,252,277,077
Fidelity Growth Company Fund (g)	215,954,947	5,757,358,880
Fidelity Magellan Fund (g)	324,949,034	3,775,907,772
Fidelity SAI U.S. Momentum Index Fund (g)	189,567,175	2,661,523,137
Fidelity SAI U.S. Quality Index Fund (g)	520,401,003	8,581,412,523

TOTAL LARGE GROWTH FUNDS		25,757,183,082

Large Value Funds - 8.2%
Fidelity Large Cap Value Enhanced Index Fund (g)	206,784,757	3,223,774,368
Fidelity SAI U.S. Value Index Fund (g)	186,811,882	2,398,664,563

TOTAL LARGE VALUE FUNDS		5,622,438,931

Mid-Cap Growth Funds - 0.0%
Fidelity Extended Market Index Fund (g)	140,274	9,653,628
Small Blend Funds - 0.9%
Fidelity Small Cap Discovery Fund (g)	22,776,984	614,067,483
Fidelity Small Cap Index Fund (g)	468,342	10,781,226

TOTAL SMALL BLEND FUNDS		624,848,709

Small Growth Funds - 0.9%
Fidelity Advisor Small Cap Growth Fund Class Z (g)	26,480,430	645,592,892
TOTAL EQUITY FUNDS
(Cost $35,802,698,742)		37,330,227,547

Other - 0.0%
Commodity Funds - Broad Basket - 0.0%
Fidelity SAI Inflation-Focused Fund (g)
(Cost $10,022,703)	1,173,878	15,530,401

Money Market Funds - 1.8%
Fidelity Cash Central Fund 0.82% (h)	698,925,728	699,065,513
Fidelity Securities Lending Cash Central Fund 0.82% (h)(i)	538,478,883	538,532,731
TOTAL MONEY MARKET FUNDS
(Cost $1,237,594,482)		1,237,598,244
TOTAL INVESTMENT IN SECURITIES - 100.8%
(Cost $63,088,286,041)		69,389,934,265
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(524,918,394)
NET ASSETS - 100%		$68,865,015,871

Written Options
	Counterparty	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Call Options
Bristol-Myers Squibb Co.	Chicago Board Options Exchange	1,000	$7,545,000	$80.00	9/16/22	$(183,500)
Hess Corp.	Chicago Board Options Exchange	600	7,384,200	125.00	8/19/22	(534,000)
TOTAL WRITTEN OPTIONS						$(717,500)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 2000 Index Contracts (United States)	1	June 2022	$9,310	$(1,051)	$(1,051)
CME E-mini Russell 2000 Index Contracts (United States)	12	June 2022	1,117,140	44,569	44,569
CME E-mini S&P 500 Index Contracts (United States)	219	June 2022	45,237,188	(2,989,472)	(2,989,472)
CME E-mini S&P MidCap 400 Index Contracts (United States)	6	June 2022	1,507,920	45,007	45,007
TOTAL FUTURES CONTRACTS					$(2,900,947)

The notional amount of futures purchased as a percentage of Net Assets is 0.1%

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $33,957,286 or 0.0% of net assets.

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Affiliated company

 (f) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $20,668,726 or 0.0% of net assets.

 (g) Affiliated Fund

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
CCC Intelligent Solutions Holdings, Inc.	2/2/21	$1,343,850
Cvent Holding Corp.	7/23/21	$2,677,440
Mirion Technologies, Inc.	6/16/21	$14,306,130
Vertiv Holdings LLC	2/6/20	$6,000,000

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.82%	$469,648,079	$8,005,223,988	$7,775,806,554	$793,103	$--	$--	$699,065,513	1.3%
Fidelity Securities Lending Cash Central Fund 0.82%	173,683,379	2,718,067,731	2,353,218,379	4,770,742	--	--	538,532,731	1.4%
Total	$643,331,458	$10,723,291,719	$10,129,024,933	$5,563,845	$--	$--	$1,237,598,244

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur, and are excluded from purchases and sales below if applicable. If an underlying Fund changes its name, the name presented below is the name in effect at period end.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Advisor Small Cap Growth Fund Class Z	$--	$339,268,413	$--	$95,919,804	$--	$(135,426,087)	$645,592,892
Fidelity Blue Chip Growth Fund	--	942,995,121	--	5,626,224	--	(214,291,428)	728,703,693
Fidelity Contrafund	3,354,370,561	1,959,191,219	--	455,795,167	--	(1,061,284,703)	4,252,277,077
Fidelity Extended Market Index Fund	--	1,744,805,137	1,438,021,225	21,769,149	(296,182,035)	(948,249)	9,653,628
Fidelity Growth Company Fund	5,718,686,749	2,019,990,815	--	739,419,528	--	(1,981,318,684)	5,757,358,880
Fidelity Large Cap Value Enhanced Index Fund	3,116,214,629	361,201,779	--	361,201,778	--	(253,642,040)	3,223,774,368
Fidelity Magellan Fund	2,787,054,916	1,606,084,935	--	261,343,960	--	(617,232,079)	3,775,907,772
Fidelity SAI Inflation-Focused Fund	10,795,429	3,254,116	--	3,254,115	--	1,480,856	15,530,401
Fidelity SAI U.S. Large Cap Index Fund	1,279,013,129	7,092,712,170	7,019,423,571	184,289,638	164,233,057	(289,932,654)	1,226,602,131
Fidelity SAI U.S. Low Volatility Index Fund	2,108,242,671	1,336,729,490	--	86,089,811	--	(1,063,987)	3,443,908,174
Fidelity SAI U.S. Momentum Index Fund	1,526,869,335	1,507,809,462	--	316,476,270	--	(373,155,660)	2,661,523,137
Fidelity SAI U.S. Quality Index Fund	6,488,426,308	2,669,622,705	--	645,907,454	--	(576,636,490)	8,581,412,523
Fidelity SAI U.S. Value Index Fund	2,410,798,537	192,743,015	307,964,494	142,743,015	21,102,438	81,985,067	2,398,664,563
Fidelity Small Cap Discovery Fund	466,394,048	216,306,456	--	31,164,181	--	(68,633,021)	614,067,483
Fidelity Small Cap Growth Fund	546,324,788	--	--	--	--	(104,574,222)	--
Fidelity Small Cap Index Fund	2,007,379,429	169,608,590	2,158,398,224	9,090,257	647,443,046	(655,251,615)	10,781,226
Total	$31,820,570,529	$22,162,323,423	$10,923,807,514	$3,360,090,351	$536,596,506	$(6,249,924,996)	$37,345,757,948

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Makus, Inc.	$8,085,051	$--	$4,402,898	$109,618	$1,901,177	$656,108	$--
RAPT Therapeutics, Inc.	--	38,757,574	--	--	--	(14,438,368)	24,319,206
Total	$8,085,051	$38,757,574	$4,402,898	$109,618	$1,901,177	$(13,782,260)	$24,319,206

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$2,278,590,636	$2,256,899,954	$21,690,682	$--
Consumer Discretionary	2,545,616,512	2,494,745,311	50,871,201	--
Consumer Staples	1,918,598,056	1,856,585,085	62,012,971	--
Energy	2,289,270,865	2,289,270,865	--	--
Financials	4,763,549,588	4,709,859,676	53,689,912	--
Health Care	4,667,032,367	4,452,544,495	214,487,872	--
Industrials	3,529,530,191	3,336,736,186	192,794,005	--
Information Technology	5,640,865,865	5,480,027,347	160,838,518	--
Materials	1,211,655,303	1,181,552,456	30,102,847	--
Real Estate	765,715,403	765,715,403	--	--
Utilities	1,196,153,287	1,196,153,287	--	--
Equity Funds	37,330,227,547	37,330,227,547	--	--
Other	15,530,401	15,530,401	--	--
Money Market Funds	1,237,598,244	1,237,598,244	--	--
Total Investments in Securities:	$69,389,934,265	$68,603,446,257	$786,488,008	$--
Derivative Instruments:
Assets
Futures Contracts	$89,576	$89,576	$--	$--
Total Assets	$89,576	$89,576	$--	$--
Liabilities
Futures Contracts	$(2,990,523)	$(2,990,523)	$--	$--
Written Options	(717,500)	(717,500)	--	--
Total Liabilities	$(3,708,023)	$(3,708,023)	$--	$--
Total Derivative Instruments:	$(3,618,447)	$(3,618,447)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts	$89,576	$(2,990,523)
Written Options	0	(717,500)
Total Equity Risk	89,576	(3,708,023)
Total Value of Derivatives	$89,576	$(3,708,023)

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2022
Assets
Investment in securities, at value (including securities loaned of $512,518,233) — See accompanying schedule: Unaffiliated issuers (cost $25,999,212,538)	$30,782,258,867
Fidelity Central Funds (cost $1,237,594,482)	1,237,598,244
Other affiliated issuers (cost $35,851,479,021)	37,370,077,154
Total Investment in Securities (cost $63,088,286,041)		$69,389,934,265
Segregated cash with brokers for derivative instruments		2,600,255
Cash		5,259,367
Foreign currency held at value (cost $4,696,347)		4,823,768
Receivable for investments sold		47,152,086
Receivable for fund shares sold		69,875,272
Dividends receivable		50,440,879
Distributions receivable from Fidelity Central Funds		534,163
Prepaid expenses		177,363
Other receivables		429,035
Total assets		69,571,226,453
Liabilities
Payable for investments purchased
Regular delivery	$131,230,253
Delayed delivery	555,564
Payable for fund shares redeemed	26,196,262
Accrued management fee	6,724,225
Payable for daily variation margin on futures contracts	294,918
Written options, at value (premium received $637,512)	717,500
Other payables and accrued expenses	1,962,758
Collateral on securities loaned	538,529,102
Total liabilities		706,210,582
Net Assets		$68,865,015,871
Net Assets consist of:
Paid in capital		$60,327,420,949
Total accumulated earnings (loss)		8,537,594,922
Net Assets		$68,865,015,871
Net Asset Value, offering price and redemption price per share ($68,865,015,871 ÷ 5,193,313,055 shares)		$13.26

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2022
Investment Income
Dividends:
Unaffiliated issuers		$449,860,323
Affiliated issuers		286,933,072
Non-Cash dividends		44,493,285
Income from Fidelity Central Funds (including $4,770,742 from security lending)		5,563,845
Total income		786,850,525
Expenses
Management fee	$252,313,966
Custodian fees and expenses	601,931
Independent trustees' fees and expenses	445,334
Registration fees	3,682,963
Audit	95,497
Legal	110,144
Miscellaneous	326,366
Total expenses before reductions	257,576,201
Expense reductions	(169,820,137)
Total expenses after reductions		87,756,064
Net investment income (loss)		699,094,461
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $4,564,509)	1,307,014,997
Affiliated issuers	550,001,813
Foreign currency transactions	(1,270,750)
Futures contracts	(103,779)
Written options	1,551,062
Capital gain distributions from underlying funds:
Affiliated issuers	3,073,266,897
Total net realized gain (loss)		4,930,460,240
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $2,342,983)	(2,964,482,790)
Affiliated issuers	(6,263,707,256)
Unfunded commitments	(1,801,679)
Assets and liabilities in foreign currencies	(293,300)
Futures contracts	(2,900,947)
Written options	(79,988)
Total change in net unrealized appreciation (depreciation)		(9,233,265,960)
Net gain (loss)		(4,302,805,720)
Net increase (decrease) in net assets resulting from operations		$(3,603,711,259)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2022	Year ended May 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$699,094,461	$512,715,492
Net realized gain (loss)	4,930,460,240	3,451,371,630
Change in net unrealized appreciation (depreciation)	(9,233,265,960)	13,365,930,289
Net increase (decrease) in net assets resulting from operations	(3,603,711,259)	17,330,017,411
Distributions to shareholders	(5,208,639,221)	(1,284,354,099)
Share transactions
Proceeds from sales of shares	29,306,308,888	20,227,797,679
Reinvestment of distributions	5,100,769,766	1,253,181,860
Cost of shares redeemed	(16,843,458,876)	(10,842,890,026)
Net increase (decrease) in net assets resulting from share transactions	17,563,619,778	10,638,089,513
Total increase (decrease) in net assets	8,751,269,298	26,683,752,825
Net Assets
Beginning of period	60,113,746,573	33,429,993,748
End of period	$68,865,015,871	$60,113,746,573
Other Information
Shares
Sold	2,010,560,389	1,563,776,896
Issued in reinvestment of distributions	336,660,502	95,299,001
Redeemed	(1,143,166,462)	(835,812,779)
Net increase (decrease)	1,204,054,429	823,263,118

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Fidelity U.S. Total Stock Fund

Years ended May 31,	2022	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$15.07	$10.56	$9.72	$9.96	$10.00
Income from Investment Operations
Net investment income (loss)B,C	.15	.14	.16	.18	.01
Net realized and unrealized gain (loss)	(.75)	4.73	1.00	(.20)	(.05)
Total from investment operations	(.60)	4.87	1.16	(.02)	(.04)
Distributions from net investment income	(.12)	(.18)	(.17)	(.09)D	–
Distributions from net realized gain	(1.09)	(.19)	(.16)	(.13)D	–
Total distributions	(1.21)	(.36)E	(.32)E	(.22)	–
Net asset value, end of period	$13.26	$15.07	$10.56	$9.72	$9.96
Total ReturnF,G	(4.85)%	46.63%	11.84%	(.04)%	(.40)%
Ratios to Average Net AssetsC,H,I
Expenses before reductions	.38%	.38%	.39%	.42%	.54%J
Expenses net of fee waivers, if any	.13%	.13%	.14%	.17%	.29%J,K
Expenses net of all reductions	.13%	.13%	.14%	.17%	.29%J,K
Net investment income (loss)	1.03%	1.11%	1.55%	1.81%	.55%J
Supplemental Data
Net assets, end of period (000 omitted)	$68,865,016	$60,113,747	$33,429,994	$22,411,704	$16,637,411
Portfolio turnover rateL	35%	46%	52%	61%	126%M,N

 A For the period March 20, 2018 (commencement of operations) through May 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions per share do not sum due to rounding.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Audit fees are not annualized.

 L Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 M Portfolio turnover rate excludes securities received or delivered in-kind.

 N Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2022

1. Organization.

Strategic Advisers Fidelity U.S. Total Stock Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE, normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Fidelity U.S. Total Stock Fund	$19,865

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$10,567,724,386
Gross unrealized depreciation	(4,486,966,822)
Net unrealized appreciation (depreciation)	$6,080,757,564
Tax Cost	$63,308,459,201

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$154,102,561
Undistributed long-term capital gain	$2,812,144,736
Net unrealized appreciation (depreciation) on securities and other investments	$6,080,658,289

The Fund intends to elect to defer to its next fiscal year $509,105,569 of capital losses recognized during the period November 1, 2021 to May 31, 2022.

The tax character of distributions paid was as follows:

	May 31, 2022	May 31, 2021
Ordinary Income	$1,871,983,731	$736,457,893
Long-term Capital Gains	3,336,655,490	547,896,206
Total	5,208,639,221	1,284,354,099

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At the current and/or prior period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts and options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts and exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Equity Risk
Futures Contracts	$(103,779)	$(2,900,947)
Written Options	1,551,062	(79,988)
Total Equity Risk	1,447,283	(2,980,935)
Totals	$1,447,283	$(2,980,935)

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options" and are representative of volume of activity during the period.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Fidelity U.S. Total Stock Fund	39,307,512,320	23,252,049,827

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .37% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser) and Geode Capital Management, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

FIL Investment Advisors (FIL) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, FIL has not been allocated any portion of the Fund's assets. FIL in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers Fidelity U.S. Total Stock Fund	$248,741

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Strategic Advisers Fidelity U.S. Total Stock Fund	2,079,108,850	1,024,514,380	14,668,794

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Strategic Advisers Fidelity U.S. Total Stock Fund	33,299

6. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Strategic Advisers Fidelity U.S. Total Stock Fund	$107,861

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Strategic Advisers Fidelity U.S. Total Stock Fund	$100,740	$–	$–

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2024. During the period, this waiver reduced the Fund's management fee by $ 169,459,593.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $360,544.

10. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers Fidelity U.S. Total Stock Fund
Fidelity Growth Company Fund	13%
Fidelity Large Cap Value Enhanced Index Fund	51%
Fidelity Magellan Fund	15%
Fidelity SAI U.S. Low Volatility Index Fund	41%
Fidelity SAI U.S. Momentum Index Fund	58%
Fidelity SAI U.S. Quality Index Fund	76%
Fidelity SAI U.S. Value Index Fund	77%
Fidelity Small Cap Discovery Fund	19%
Fidelity Small Cap Growth Fund	12%

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Fidelity U.S. Total Stock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Fidelity U.S. Total Stock Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the “Fund”) as of May 31, 2022, the related statement of operations for the year ended May 31, 2022, the statement of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for each of the four years in the period ended May 31, 2022 and for the period March 20, 2018 (commencement of operations) through May 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2022 and the financial highlights for each of the four years in the period ended May 31, 2022 and for the period March 20, 2018 (commencement of operations) through May 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

July 15, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 13 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Kathleen Murphy is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Charles S. Morrison (1960)

Year of Election or Appointment: 2020

Trustee

Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

Kathleen Murphy (1963)

Year of Election or Appointment: 2022

Trustee

Chair of the Board of Trustees

Ms. Murphy also serves as Trustee of other funds. Ms. Murphy serves as a Senior Adviser to the Chief Executive Officer of Fidelity Investments (2022-present), member of the Board of Directors of Snyk Technologies (cybersecurity technology, 2022-present), member of the Advisory Board of FliptRX (pharmacy benefits manager, 2022-present), member of the Board of Directors of Fidelity Investments Life Insurance Company (2009-present)), and member of the Board of Directors of Empire Fidelity Investments Life Insurance Company (2009-present). Previously, Ms. Murphy served as President of Personal Investing at Fidelity Investments (2009-2021), Chief Executive Officer of ING U.S. Wealth Management (2003-2008), and Deputy General Counsel, General Counsel and Chief Compliance Officer (1997-2003) of Aetna. Ms. Murphy also serves as Vice Chairman of the Board of Directors of the National Football Foundation (2013-present).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is an independent Director of BLPF GP LLC (general partner of a private fund, 2006-present) and BlackRock US Core Property Fund, Inc. (real estate investment trust, 2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then, Aldrich, Eastman and Waltch, L.P.). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research and the Board of Trustees of the Museum of Fine Arts Boston.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and Director (2006-present) and Chair (2021-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005) and President (2009-2021) of the Howard Gilman Foundation (charitable organization). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chair (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee and past Chair of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2017-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of The Michaels Companies, Inc. (specialty retailer, 2015-2021), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Christine Marcks (1955)

Year of Election or Appointment: 2020

Trustee

Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President – Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and a member of the Board of Directors (2022-present) of Live Current Media, Inc. Previously, Ms. Steiger served as a member of the Board of Directors (2013-2021) and member of the Membership and Executive Committee (2017-2021) of Business Executives for National Security (nonprofit), a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Christina H. Lee (1975)

Year of Election or Appointment: 2020

Secretary and Chief Legal Officer

Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2020

Assistant Secretary

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2020

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2021 to May 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Expenses Paid During Period-B December 1, 2021 to May 31, 2022
Strategic Advisers Fidelity U.S. Total Stock Fund	.13%
Actual		$1,000.00	$898.70	$.62
Hypothetical-C		$1,000.00	$1,024.28	$.66

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2022, $4,897,216,935 or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 17% and 42% of the dividends distributed in July and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 21% and 47% of the dividends distributed in July and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1% and 3% of the dividends distributed in July and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Amended Sub-Advisory Agreement

Strategic Advisers Fidelity U.S. Total Stock Fund

In March 2022, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve an amendment to add a new investment mandate to the existing sub-advisory agreement among Strategic Advisers, Geode Capital Management, LLC (Sub-Adviser) and the Trust on behalf of the fund (Amended Sub-Advisory Agreement). The Board noted that no material contract terms are impacted by the Amended Sub-Advisory Agreement except for the amendment to the fee schedule to add the new investment mandate. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In considering whether to approve the Amended Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the fees to be charged under the Sub-Advisory Agreements bear a reasonable relationship to the services to be rendered. The Board's decision to approve the Amended Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board considered the backgrounds of the investment personnel that will provide services to the fund, and also considered the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structures of the investment personnel compensation programs and whether such structures provide appropriate incentives to act in the best interests of the fund.

With respect to the Amended Sub-Advisory Agreement, the Board noted that it previously received and considered materials relating to the nature, extent and quality of services provided by Strategic Advisers and to be provided by the Sub-Adviser, including the resources dedicated to investment management and support services, as well as shareholder and administrative services, in connection with its annual renewal of the fund's management contract and sub-advisory agreements at its September 2021 meeting. The Board also took into consideration additional information regarding the new investment mandate provided by Strategic Advisers and the Sub-Adviser. The Board noted its familiarity with the nature, extent and quality of services provided by the Sub-Adviser to another Strategic Advisers fund with the new investment mandate. The Board considered supplemental information provided by the Sub-Adviser in the Board's February 2022 materials.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Sub-Adviser's investment staff, use of technology, and approach to managing and compensating investment personnel. The Board noted that the Sub-Adviser's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Sub-Adviser's trading capabilities and resources and compliance infrastructure, which are integral parts of the investment management process. The Board also considered the Sub-Adviser's investments in business continuity planning, and success in continuously providing services to other another Strategic Advisers fund with the same investment mandate notwithstanding the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered: (i) the nature, extent, quality, and cost of advisory services to be performed by the Sub-Adviser under the Amended Sub-Advisory Agreement; and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Investment Performance.  The Board considered the historical investment performance of the Sub-Adviser and its portfolio managers in managing an account under the same investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Amended Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  With respect to the Amended Sub-Advisory Agreement, the Board considered the amount and nature of the fees to be paid by the fund to Strategic Advisers and by Strategic Advisers to the Sub-Adviser. The Board also considered the projected change in the fund's management fee and total operating expenses, if any, as a result of adding the new investment mandate for the Sub-Adviser.

The Board noted that the Amended Sub-Advisory Agreement will not result in changes to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its portion of the fund's management fee. The Board further considered that after allocating assets to the Sub-Adviser, the fund's management fee and total net expenses are expected to increase but are each expected to continue to rank below the competitive peer group median reported in the June 2021 management contract renewal materials.

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Amended Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers' portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Amended Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board considered Strategic Advisers' representation that it does not anticipate that the approval of the Amended Sub-Advisory Agreement will have a significant impact on the profitability of, or potential fall-out benefits to, Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the Amended Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and should be approved. In addition, the Board concluded that the approval of the Amended Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

TSF-ANN-0722
1.9887487.104

Strategic Advisers® Fidelity® Core Income Fund

Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report

May 31, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2022	Past 1 year	Life of fundA
Strategic Advisers® Fidelity® Core Income Fund	(7.41)%	2.88%

 A From October 16, 2018

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Fidelity® Core Income Fund on October 16, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$11,085	Strategic Advisers® Fidelity® Core Income Fund
$10,714	Bloomberg U.S. Aggregate Bond Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted a notable loss for the 12 months ending May 31, 2022, amid the headwinds of increasingly hawkish U.S. Federal Reserve policy measures to combat inflationary pressures. The Bloomberg U.S. Aggregate Bond index returned -8.22% for the period, including a -5.93% result for the first three months of 2022 — its worst quarter in more than 40 years. Bond yields rose and their prices declined throughout most of the period as the Fed pivoted from an “easy” to a “tight” monetary stance. The central bank kicked off its efforts by ending its purchases of trillions of dollars’ worth of government and mortgage-backed bonds it had made dating back to 2008. Then in early 2022, the Fed began to take more aggressive steps to try to tame rapid and persistent inflation, raising the federal funds target rate by 25 basis points (0.25%) in mid-March, its first policy rate hike since 2018. In April and May, bonds continued to struggle as increasingly elevated inflation readings — which hit an eight-year high — raised concern that the Fed could act even more quickly and more aggressively to curtail inflation. Short-term securities outpaced long-term bonds, and high-quality issues held up better overall than lower-rated bonds. Within the index, corporate bonds returned -10.28% over the trailing 12 months, underperforming the -7.50% result for U.S. Treasuries. Outside the index, U.S. corporate high-yield bonds returned -5.27% and U.S. Treasury Inflation-Protected Securities returned -1.45%, per Bloomberg Barclays.

Comments from Portfolio Manager Jonathan Duggan:  For the fiscal year ending May 31, 2022, the Fund returned -7.41%, topping the -8.22% result of the benchmark Bloomberg Barclays U.S. Aggregate Bond Index. Despite a variety of investor concerns in fixed-income markets during the period, including rising bond yields and widening credit spreads, the Fund consistently outpaced the benchmark the past 12 months. Within the Fund, the top relative contributors were Fidelity® SAI Total Bond Fund (-7.5%), along with two sub-advised strategies from FIAM®: Core Investment Grade (-7.5%) and Fixed Income Securitized (-7%). Fidelity® SAI Total Bond benefited from lower-than-benchmark interest rate sensitivity, an underweighting in agency mortgage-backed securities (MBS), and a sizable allocation to high-yield corporate bonds and loans. For FIAM Core Investment Grade, high-yield credit exposure, an overweight position in intermediate-term investment-grade (IG) credit and an underweighting in agency MBS added the most value. Meanwhile, stakes in shorter-maturity asset-backed securities aided the performance of FIAM's Fixed Income Securitized strategy. On the downside, 2022's rapid increase in U.S. Treasury yields hampered the performance of Fidelity® SAI Long-Term Treasury Fund (-14%), making it the largest relative detractor. Fidelity Advisor® New Markets Income (-14%), which focuses on emerging-markets debt, also dampened the broader portfolio's relative result. I used 2022's market downturn to increase the Fund’s allocations to core categories represented in the benchmark, such as agency MBS, IG credit and long-term U.S. Treasuries. These changes helped reduce the Fund’s out-of-benchmark risk, which I believed was prudent in light of the uncertain market environment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2022

(by issuer, excluding cash equivalents)	% of fund's net assets
Fidelity SAI Total Bond Fund	26.6
U.S. Treasury Obligations	9.6
Fidelity SAI U.S. Treasury Bond Index Fund	6.9
Fannie Mae	5.9
Uniform Mortgage Backed Securities	5.2
Freddie Mac	4.5
Fidelity SAI Long-Term Treasury Bond Index Fund	4.2
Fidelity Advisor Corporate Bond Fund Class Z	4.1
Fidelity U.S. Bond Index Fund	4.0
Ginnie Mae	3.9

Asset Allocation (% of fund's net assets)

As of May 31, 2022
Corporate Bonds	10.2%
U.S. Government and U.S. Government Agency Obligations	32.3%
Asset-Backed Securities	2.0%
CMOs and Other Mortgage Related Securities	3.5%
Municipal Securities	0.1%
Bank Loan Funds	2.4%
High Yield Fixed-Income Funds	3.3%
Intermediate-Term Bond Funds	37.4%
Long Government Bond Funds	4.2%
Sector Funds	1.8%
Stocks	0.2%
Other Investments	0.5%
Short-Term Investments and Net Other Assets (Liabilities)*	(5.9)%
Intermediate Government Funds	8.0%

 * Net Other Assets (Liabilities) are not included in the pie chart

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Percentages are adjusted for the effect of futures contracts and swaps, if applicable.

Schedule of Investments May 31, 2022

Showing Percentage of Net Assets

Nonconvertible Bonds - 10.2%
		Principal Amount(a)	Value
COMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 0.3%
Altice France SA 8.125% 2/1/27 (b)		$325,000	$325,982
AT&T, Inc.:
2.55% 12/1/33		2,825,000	2,387,810
3.8% 12/1/57		39,772,000	32,799,870
4.3% 2/15/30		3,992,000	4,024,954
4.75% 5/15/46		41,310,000	40,705,585
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (b)		1,246,000	1,171,240
Frontier Communications Holdings LLC 5.875% 10/15/27 (b)		235,000	230,300
Iliad SA 1.5% 10/14/24 (Reg. S)	EUR	5,600,000	5,801,464
Level 3 Financing, Inc.:
3.625% 1/15/29 (b)		85,000	71,825
4.25% 7/1/28 (b)		2,240,000	1,965,600
Lumen Technologies, Inc.:
4.5% 1/15/29 (b)		280,000	230,070
5.125% 12/15/26 (b)		2,190,000	2,025,750
5.625% 4/1/25		1,450,000	1,439,546
6.875% 1/15/28		40,000	38,202
Sable International Finance Ltd. 5.75% 9/7/27 (b)		2,332,000	2,197,840
Sprint Capital Corp.:
6.875% 11/15/28		4,750,000	5,373,580
8.75% 3/15/32		1,315,000	1,708,192
Telecom Italia Capital SA:
6% 9/30/34		286,000	252,787
7.2% 7/18/36		1,635,000	1,477,778
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (b)		800,000	748,000
Verizon Communications, Inc.:
2.987% 10/30/56		1,378,000	1,022,069
4.329% 9/21/28		10,293,000	10,473,191
5.012% 4/15/49		129,000	137,758
Virgin Media Finance PLC 5% 7/15/30 (b)		636,000	567,757
Windstream Escrow LLC 7.75% 8/15/28 (b)		1,195,000	1,100,583
			118,277,733
Entertainment - 0.0%
Roblox Corp. 3.875% 5/1/30 (b)		670,000	594,558
The Walt Disney Co.:
2.2% 1/13/28		10,316,000	9,629,389
2.65% 1/13/31		13,000,000	11,764,767
			21,988,714
Interactive Media & Services - 0.0%
Twitter, Inc. 3.875% 12/15/27 (b)		510,000	490,753
Media - 0.6%
Advantage Sales & Marketing, Inc. 6.5% 11/15/28 (b)		1,330,000	1,184,631
Altice Financing SA:
5% 1/15/28 (b)		225,000	203,849
5.75% 8/15/29 (b)		650,000	581,750
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31 (b)		940,000	829,268
4.5% 8/15/30 (b)		435,000	392,849
4.5% 5/1/32		2,380,000	2,093,924
4.5% 6/1/33 (b)		500,000	430,293
5% 2/1/28 (b)		2,401,000	2,326,173
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
2.8% 4/1/31		25,100,000	20,980,938
3.7% 4/1/51		20,100,000	14,561,858
3.9% 6/1/52		20,000,000	14,919,363
4.464% 7/23/22		2,993,000	2,993,776
4.8% 3/1/50		10,000,000	8,596,992
4.908% 7/23/25		4,642,000	4,739,850
5.375% 5/1/47		41,310,000	37,911,486
5.75% 4/1/48		18,275,000	17,729,589
Comcast Corp.:
3.75% 4/1/40		1,000,000	914,926
3.999% 11/1/49		25,463,000	23,656,779
4.65% 7/15/42		2,578,000	2,602,750
CSC Holdings LLC:
4.625% 12/1/30 (b)		410,000	321,891
5.5% 4/15/27 (b)		564,000	564,682
5.75% 1/15/30 (b)		875,000	731,290
6.5% 2/1/29 (b)		1,500,000	1,473,285
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (b)		925,000	305,250
Discovery Communications LLC:
3.625% 5/15/30		6,407,000	5,920,276
4.65% 5/15/50		17,335,000	14,591,593
Fox Corp.:
5.476% 1/25/39		2,264,000	2,314,376
5.576% 1/25/49		1,502,000	1,558,782
Gray Television, Inc. 4.75% 10/15/30 (b)		245,000	215,264
Lagardere S.C.A. 2.125% 10/16/26 (Reg. S)	EUR	1,400,000	1,447,976
Lamar Media Corp. 3.625% 1/15/31		515,000	459,625
Magallanes, Inc.:
3.428% 3/15/24 (b)		7,508,000	7,462,130
3.638% 3/15/25(b)		5,651,000	5,579,473
3.755% 3/15/27 (b)		7,510,000	7,289,208
4.054% 3/15/29 (b)		3,830,000	3,669,269
4.279% 3/15/32 (b)		9,987,000	9,334,307
5.05% 3/15/42 (b)		7,412,000	6,699,495
5.141% 3/15/52 (b)		11,980,000	10,719,009
Scripps Escrow II, Inc. 3.875% 1/15/29 (b)		225,000	203,603
Sirius XM Radio, Inc.:
3.875% 9/1/31 (b)		275,000	241,786
4.125% 7/1/30 (b)		10,000,000	9,012,500
5% 8/1/27 (b)		375,000	372,656
5.5% 7/1/29 (b)		2,890,000	2,870,623
TEGNA, Inc.:
4.625% 3/15/28		915,000	896,243
5% 9/15/29		115,000	113,563
Time Warner Cable LLC:
4.5% 9/15/42		886,000	738,902
5.5% 9/1/41		10,030,000	9,343,492
5.875% 11/15/40		8,089,000	8,047,708
6.55% 5/1/37		5,846,000	6,177,711
6.75% 6/15/39		4,614,000	4,916,476
7.3% 7/1/38		3,785,000	4,193,061
Virgin Media Secured Finance PLC 5.5% 5/15/29 (b)		415,000	408,065
VZ Secured Financing BV 5% 1/15/32 (b)		1,090,000	986,109
Ziggo Bond Co. BV 5.125% 2/28/30 (b)		345,000	307,326
Ziggo BV 4.875% 1/15/30 (b)		550,000	509,328
			287,647,377
Wireless Telecommunication Services - 0.1%
Millicom International Cellular SA:
4.5% 4/27/31 (b)		7,026,000	6,038,847
5.125% 1/15/28 (b)		540,000	507,364
Rogers Communications, Inc.:
3.2% 3/15/27 (b)		11,791,000	11,465,069
3.8% 3/15/32 (b)		10,290,000	9,759,914
T-Mobile U.S.A., Inc.:
2.875% 2/15/31		695,000	609,876
3.75% 4/15/27		10,840,000	10,701,939
3.875% 4/15/30		22,877,000	21,999,673
4.5% 4/15/50		4,597,000	4,275,742
Vodafone Group PLC:
4.875% 10/3/78 (Reg. S) (c)	GBP	1,100,000	1,369,629
6.25% 10/3/78 (Reg. S) (c)		1,445,000	1,452,017
			68,180,070

TOTAL COMMUNICATION SERVICES			496,584,647

CONSUMER DISCRETIONARY - 0.7%
Auto Components - 0.0%
Allison Transmission, Inc. 3.75% 1/30/31 (b)		615,000	526,594
Dana, Inc. 4.5% 2/15/32		275,000	235,551
Valeo SA 1% 8/3/28 (Reg. S)	EUR	1,100,000	962,497
ZF Finance GmbH 2% 5/6/27 (Reg. S)	EUR	1,400,000	1,264,100
			2,988,742
Automobiles - 0.1%
General Motors Co. 5.4% 10/2/23		18,263,000	18,776,252
General Motors Financial Co., Inc.:
3.7% 5/9/23		8,751,000	8,808,026
4.25% 5/15/23		1,359,000	1,373,829
Thor Industries, Inc. 4% 10/15/29 (b)		355,000	291,988
Volkswagen Group of America Finance LLC:
3.125% 5/12/23 (b)		9,168,000	9,179,185
3.35% 5/13/25 (b)		14,765,000	14,563,336
			52,992,616
Diversified Consumer Services - 0.0%
Adtalem Global Education, Inc. 5.5% 3/1/28 (b)		430,000	398,838
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (b)		765,000	744,345
Service Corp. International 5.125% 6/1/29		970,000	970,760
			2,113,943
Hotels, Restaurants & Leisure - 0.1%
Accor SA 2.375% 11/29/28 (Reg. S)	EUR	800,000	758,959
Aramark Services, Inc.:
5% 2/1/28 (b)		3,530,000	3,438,220
6.375% 5/1/25 (b)		1,890,000	1,937,014
Carnival Corp. 10.5% 2/1/26 (b)		1,105,000	1,189,533
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32 (b)		660,000	572,550
3.75% 5/1/29 (b)		700,000	641,025
4% 5/1/31 (b)		1,535,000	1,407,135
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875% 4/1/27		164,000	164,853
InterContinental Hotel Group PLC 3.375% 10/8/28 (Reg. S)	GBP	2,335,000	2,830,354
Melco Resorts Finance Ltd. 4.875% 6/6/25 (b)		750,000	649,800
MGM Resorts International 5.75% 6/15/25		820,000	822,296
NCL Corp. Ltd. 5.875% 2/15/27 (b)		365,000	340,038
Royal Caribbean Cruises Ltd.:
5.375% 7/15/27 (b)		245,000	208,060
5.5% 4/1/28 (b)		755,000	637,152
9.125% 6/15/23 (b)		130,000	132,600
11.5% 6/1/25 (b)		325,000	352,219
Whitbread PLC:
2.375% 5/31/27 (Reg. S)	GBP	2,360,000	2,761,046
3.375% 10/16/25 (Reg. S)	GBP	3,355,000	4,180,345
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/28 (b)		290,000	273,650
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.5% 3/1/25 (b)		645,000	629,236
Yum! Brands, Inc. 3.625% 3/15/31		358,000	316,630
			24,242,715
Household Durables - 0.2%
Century Communities, Inc. 3.875% 8/15/29 (b)		325,000	281,093
D.R. Horton, Inc. 1.3% 10/15/26		15,859,000	14,087,303
Lennar Corp.:
4.75% 11/29/27		9,429,000	9,480,869
5% 6/15/27		12,243,000	12,494,109
5.25% 6/1/26		2,965,000	3,051,797
Newell Brands, Inc. 5.625% 4/1/36 (d)		270,000	256,657
Tempur Sealy International, Inc. 3.875% 10/15/31 (b)		280,000	233,548
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	1,820,000	1,820,620
Toll Brothers Finance Corp.:
4.35% 2/15/28		14,431,000	13,838,621
4.875% 11/15/25		45,000	45,436
4.875% 3/15/27		27,556,000	27,390,901
TopBuild Corp. 4.125% 2/15/32 (b)		580,000	511,720
			83,492,674
Internet & Direct Marketing Retail - 0.0%
Alibaba Group Holding Ltd.:
2.125% 2/9/31		2,350,000	1,952,850
2.7% 2/9/41		12,255,000	8,539,161
Match Group Holdings II LLC:
3.625% 10/1/31 (b)		410,000	348,377
4.125% 8/1/30 (b)		170,000	151,261
			10,991,649
Leisure Products - 0.0%
Hasbro, Inc. 3% 11/19/24		6,474,000	6,442,592
Mattel, Inc. 3.75% 4/1/29 (b)		430,000	413,058
			6,855,650
Multiline Retail - 0.0%
John Lewis PLC 6.125% 1/21/25	GBP	2,207,000	2,908,296
Marks & Spencer PLC 4.5% 7/10/27 (Reg. S)	GBP	2,700,000	3,109,675
Nordstrom, Inc.:
4.25% 8/1/31		10,000,000	8,430,100
4.375% 4/1/30		510,000	445,985
			14,894,056
Specialty Retail - 0.2%
Asbury Automotive Group, Inc.:
4.625% 11/15/29 (b)		175,000	161,330
5% 2/15/32 (b)		190,000	172,062
AutoNation, Inc.:
2.4% 8/1/31		23,196,000	18,614,600
4.75% 6/1/30		1,430,000	1,395,495
AutoZone, Inc. 4% 4/15/30		19,121,000	18,587,456
Bath & Body Works, Inc. 6.625% 10/1/30 (b)		825,000	823,527
Foot Locker, Inc. 4% 10/1/29 (b)		145,000	119,351
Gap, Inc. 3.875% 10/1/31 (b)		275,000	195,938
LCM Investments Holdings 4.875% 5/1/29 (b)		120,000	102,300
Lowe's Companies, Inc.:
3.35% 4/1/27		1,748,000	1,714,788
3.75% 4/1/32		30,381,000	28,969,701
4.25% 4/1/52		14,990,000	13,637,470
4.45% 4/1/62		36,330,000	32,838,697
VIA Outlets 1.75% 11/15/28 (Reg. S)	EUR	1,300,000	1,221,487
			118,554,202
Textiles, Apparel & Luxury Goods - 0.1%
Crocs, Inc. 4.125% 8/15/31 (b)		285,000	227,340
Hanesbrands, Inc. 4.875% 5/15/26 (b)		615,000	608,684
Kontoor Brands, Inc. 4.125% 11/15/29 (b)		95,000	80,808
Levi Strauss & Co. 3.5% 3/1/31 (b)		355,000	311,513
Tapestry, Inc. 3.05% 3/15/32		38,118,000	32,290,929
The William Carter Co. 5.625% 3/15/27 (b)		446,000	443,471
Wolverine World Wide, Inc. 4% 8/15/29 (b)		380,000	315,174
			34,277,919

TOTAL CONSUMER DISCRETIONARY			351,404,166

CONSUMER STAPLES - 0.8%
Beverages - 0.3%
Anheuser-Busch InBev Finance, Inc.:
4.7% 2/1/36		6,600,000	6,680,469
4.9% 2/1/46		14,391,000	14,350,623
Anheuser-Busch InBev Worldwide, Inc.:
3.5% 6/1/30		10,375,000	9,995,136
4.35% 6/1/40		6,274,000	5,924,035
4.5% 6/1/50		11,500,000	10,938,450
4.6% 6/1/60		18,803,000	17,477,005
4.75% 1/23/29		11,220,000	11,669,589
4.75% 4/15/58		5,641,000	5,374,200
5.45% 1/23/39		5,480,000	5,848,455
5.55% 1/23/49		13,389,000	14,510,020
5.8% 1/23/59 (Reg. S)		14,304,000	16,100,376
Constellation Brands, Inc. 4.75% 11/15/24		3,799,000	3,913,838
PepsiCo, Inc.:
2.625% 3/19/27		1,114,000	1,086,823
2.75% 3/19/30		5,700,000	5,367,375
			129,236,394
Food & Staples Retailing - 0.1%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.5% 3/15/29 (b)		2,290,000	1,993,010
4.625% 1/15/27 (b)		925,000	898,577
Sysco Corp. 6.6% 4/1/50		53,060,000	64,758,608
U.S. Foods, Inc.:
4.625% 6/1/30 (b)		130,000	119,340
6.25% 4/15/25 (b)		1,210,000	1,246,300
			69,015,835
Food Products - 0.4%
Darling Ingredients, Inc.:
5.25% 4/15/27 (b)		615,000	602,700
6% 6/15/30 (b)		160,000	161,800
General Mills, Inc. 2.875% 4/15/30		1,277,000	1,161,201
JBS Finance Luxembourg SARL:
2.5% 1/15/27 (b)		13,235,000	11,840,435
3.625% 1/15/32 (b)		24,530,000	20,779,118
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc. 6.75% 2/15/28 (b)		2,139,000	2,207,859
JBS U.S.A. Lux SA / JBS Food Co.:
3% 5/15/32 (b)		13,470,000	11,062,238
5.5% 1/15/30 (b)		25,145,000	24,390,650
6.5% 4/15/29 (b)		41,740,000	42,261,750
JDE Peet's BV 2.25% 9/24/31 (b)		2,500,000	2,000,790
Kraft Heinz Foods Co.:
4.375% 6/1/46		31,645,000	27,787,130
4.875% 10/1/49		10,000,000	9,375,432
5.2% 7/15/45		6,203,000	6,037,643
7.125% 8/1/39 (b)		9,489,000	11,106,656
Lamb Weston Holdings, Inc. 4.875% 5/15/28 (b)		825,000	814,259
Post Holdings, Inc. 4.625% 4/15/30 (b)		905,000	811,812
TreeHouse Foods, Inc. 4% 9/1/28		390,000	337,350
			172,738,823
Personal Products - 0.0%
BellRing Brands, Inc. 7% 3/15/30 (b)		270,000	269,247
GSK Consumer Healthcare Capital 2.125% 3/29/34 (Reg. S)	EUR	1,250,000	1,243,364
Prestige Brands, Inc. 3.75% 4/1/31 (b)		340,000	287,235
			1,799,846
Tobacco - 0.0%
BAT International Finance PLC 2.25% 6/26/28 (Reg. S)	GBP	7,165,000	7,796,626

TOTAL CONSUMER STAPLES			380,587,524

ENERGY - 1.0%
Energy Equipment & Services - 0.0%
Technip Energies NV 1.125% 5/28/28	EUR	1,465,000	1,295,494
Oil, Gas & Consumable Fuels - 1.0%
Apache Corp.:
5.1% 9/1/40		330,000	307,880
5.25% 2/1/42		495,000	441,788
5.35% 7/1/49		80,000	70,400
Cenovus Energy, Inc. 6.75% 11/15/39		9,060,000	10,204,183
Cheniere Energy Partners LP:
3.25% 1/31/32 (b)		275,000	240,405
4% 3/1/31		925,000	854,469
Cheniere Energy, Inc. 4.625% 10/15/28		595,000	578,062
Citgo Petroleum Corp. 6.375% 6/15/26 (b)		660,000	650,100
CNX Midstream Partners LP 4.75% 4/15/30 (b)		115,000	102,549
Colgate Energy Partners III LLC 5.875% 7/1/29 (b)		145,000	139,200
Columbia Pipeline Group, Inc. 4.5% 6/1/25		852,000	873,680
Continental Resources, Inc. 5.75% 1/15/31 (b)		895,000	920,042
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27 (b)		1,653,000	1,594,814
5.75% 4/1/25		2,038,000	2,020,677
6% 2/1/29 (b)		1,420,000	1,339,699
CVR Energy, Inc.:
5.25% 2/15/25 (b)		790,000	776,254
5.75% 2/15/28 (b)		105,000	99,745
DCP Midstream Operating LP:
3.875% 3/15/23		3,116,000	3,113,373
5.125% 5/15/29		1,740,000	1,740,174
5.375% 7/15/25		540,000	553,489
5.6% 4/1/44		2,748,000	2,449,945
5.625% 7/15/27		620,000	640,671
5.85% 5/21/43 (b)(c)		29,466,000	25,856,415
6.45% 11/3/36 (b)		210,000	219,450
8.125% 8/16/30		15,000	17,138
EG Global Finance PLC 6.75% 2/7/25 (b)		530,000	516,088
Enbridge, Inc.:
4% 10/1/23		3,854,000	3,895,377
4.25% 12/1/26		1,461,000	1,475,695
Endeavor Energy Resources LP/EER Finance, Inc.:
5.75% 1/30/28 (b)		435,000	443,626
6.625% 7/15/25 (b)		110,000	113,730
Energy Transfer LP:
3.75% 5/15/30		3,643,000	3,387,549
3.9% 5/15/24 (c)		869,000	868,308
4.2% 9/15/23		1,203,000	1,217,571
4.25% 3/15/23		1,393,000	1,401,020
4.5% 4/15/24		1,576,000	1,597,692
4.95% 6/15/28		4,103,000	4,160,935
5% 5/15/50		11,621,000	10,459,364
5.25% 4/15/29		2,564,000	2,623,807
5.4% 10/1/47		1,732,000	1,594,266
5.8% 6/15/38		2,288,000	2,256,050
6% 6/15/48		1,490,000	1,473,120
6.25% 4/15/49		1,761,000	1,796,789
EnLink Midstream LLC 5.625% 1/15/28 (b)		105,000	104,344
EnLink Midstream Partners LP:
5.05% 4/1/45		140,000	110,847
5.45% 6/1/47		290,000	232,268
5.6% 4/1/44		490,000	397,073
EQM Midstream Partners LP:
4.75% 1/15/31 (b)		550,000	477,125
5.5% 7/15/28		440,000	418,013
6.5% 7/1/27 (b)		465,000	465,000
6.5% 7/15/48		265,000	225,913
7.5% 6/1/27 (b)		515,000	518,219
EQT Corp. 3.9% 10/1/27		405,000	390,375
Global Partners LP/GLP Finance Corp. 7% 8/1/27		1,200,000	1,165,920
Hess Corp.:
4.3% 4/1/27		7,041,000	7,025,485
5.6% 2/15/41		57,796,000	58,873,425
5.8% 4/1/47		5,019,000	5,282,031
7.125% 3/15/33		1,403,000	1,621,243
7.3% 8/15/31		1,709,000	1,982,434
7.875% 10/1/29		4,789,000	5,663,393
Hess Midstream Partners LP:
5.125% 6/15/28 (b)		780,000	770,160
5.5% 10/15/30 (b)		115,000	113,436
5.625% 2/15/26 (b)		1,503,000	1,534,563
Hilcorp Energy I LP/Hilcorp Finance Co.:
6% 4/15/30 (b)		520,000	505,700
6.25% 11/1/28 (b)		185,000	186,388
Holly Energy Partners LP/Holly Energy Finance Corp.:
5% 2/1/28 (b)		910,000	855,286
6.375% 4/15/27 (b)		215,000	214,748
Kinder Morgan, Inc. 3.6% 2/15/51		26,000,000	20,223,504
MPLX LP:
4.8% 2/15/29		1,376,000	1,395,089
4.875% 12/1/24		1,974,000	2,019,734
5.5% 2/15/49		4,129,000	4,116,673
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (b)		110,000	99,767
New Fortress Energy, Inc. 6.5% 9/30/26 (b)		1,930,000	1,879,453
Occidental Petroleum Corp.:
3.5% 8/15/29		465,000	449,364
4.2% 3/15/48		310,000	270,785
4.3% 8/15/39		165,000	149,325
4.4% 4/15/46		480,000	432,000
4.4% 8/15/49		545,000	481,734
5.55% 3/15/26		5,734,000	5,972,305
6.125% 1/1/31		365,000	396,025
6.2% 3/15/40		160,000	168,800
6.45% 9/15/36		5,135,000	5,744,370
6.6% 3/15/46		4,886,000	5,521,180
7.5% 5/1/31		7,400,000	8,872,637
7.875% 9/15/31		100,000	121,091
8.875% 7/15/30		345,000	430,905
Ovintiv, Inc.:
5.15% 11/15/41		3,000,000	2,850,105
8.125% 9/15/30		5,649,000	6,632,856
PBF Holding Co. LLC/PBF Finance Corp. 9.25% 5/15/25 (b)		1,500,000	1,558,125
Petroleos Mexicanos:
5.95% 1/28/31		3,260,000	2,709,386
6.35% 2/12/48		1,560,000	1,080,846
6.49% 1/23/27		3,630,000	3,467,376
6.5% 3/13/27		9,576,000	9,134,929
6.75% 9/21/47		22,490,000	16,118,583
6.84% 1/23/30		12,004,000	10,743,580
6.95% 1/28/60		32,166,000	23,079,105
7.69% 1/23/50		100,606,000	77,969,650
Plains All American Pipeline LP/PAA Finance Corp.:
3.55% 12/15/29		1,968,000	1,820,508
3.6% 11/1/24		1,903,000	1,893,555
Rattler Midstream LP 5.625% 7/15/25 (b)		1,110,000	1,135,075
Rockies Express Pipeline LLC:
4.8% 5/15/30 (b)		735,000	644,963
4.95% 7/15/29 (b)		276,000	261,373
6.875% 4/15/40 (b)		105,000	93,561
Sabine Pass Liquefaction LLC 4.5% 5/15/30		14,626,000	14,576,198
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29		635,000	591,185
5.875% 3/15/28		135,000	134,939
6% 4/15/27		1,005,000	1,025,155
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
5.5% 1/15/28 (b)		125,000	115,993
6% 3/1/27 (b)		545,000	531,566
6% 12/31/30 (b)		655,000	589,860
6% 9/1/31 (b)		270,000	238,094
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.5% 3/1/30		135,000	134,584
The Williams Companies, Inc.:
3.5% 11/15/30		15,742,000	14,636,813
3.7% 1/15/23		808,000	811,702
5.1% 9/15/45		9,765,000	9,481,748
Venture Global Calcasieu Pass LLC:
3.875% 8/15/29 (b)		340,000	321,667
3.875% 11/1/33 (b)		275,000	249,563
4.125% 8/15/31 (b)		325,000	304,688
Western Gas Partners LP:
3.95% 6/1/25		1,280,000	1,254,400
4.55% 2/1/30		1,420,000	1,357,335
4.65% 7/1/26		2,046,000	2,040,885
4.75% 8/15/28		1,236,000	1,223,937
			453,777,607

TOTAL ENERGY			455,073,101

FINANCIALS - 4.6%
Banks - 2.4%
AIB Group PLC:
1.875% 11/19/29 (Reg. S) (c)	EUR	2,710,000	2,760,654
2.25% 4/4/28 (Reg. S) (c)	EUR	3,400,000	3,517,974
2.875% 5/30/31 (Reg. S) (c)	EUR	700,000	709,176
Alpha Bank SA 4.25% 2/13/30 (Reg. S) (c)	EUR	895,000	842,272
Bank of America Corp.:
1.734% 7/22/27 (c)		25,000,000	22,762,456
2.299% 7/21/32 (c)		50,000,000	42,027,815
2.972% 2/4/33 (c)		20,000,000	17,748,236
3.3% 1/11/23		2,658,000	2,676,204
3.419% 12/20/28 (c)		5,193,000	4,963,310
3.5% 4/19/26		6,078,000	6,032,429
3.95% 4/21/25		37,660,000	37,912,391
4% 1/22/25		26,856,000	26,979,717
4.1% 7/24/23		1,426,000	1,454,972
4.183% 11/25/27		6,909,000	6,859,123
4.2% 8/26/24		8,311,000	8,446,327
4.25% 10/22/26		38,178,000	38,603,639
4.45% 3/3/26		6,522,000	6,600,738
Bank of Ireland Group PLC:
1.375% 8/11/31 (Reg. S) (c)	EUR	4,235,000	4,043,679
2.029% 9/30/27 (b)(c)		2,500,000	2,207,400
Banque Federative du Credit Mutuel SA 3 month U.S. LIBOR + 0.730% 1.7927% 7/20/22 (b)(c)(e)		8,158,000	8,158,797
Barclays PLC:
2.279% 11/24/27 (c)		25,000,000	22,640,628
2.852% 5/7/26 (c)		14,944,000	14,371,717
4.375% 1/12/26		4,468,000	4,481,977
4.836% 5/9/28		6,102,000	6,023,972
5.088% 6/20/30 (c)		29,218,000	28,773,152
5.2% 5/12/26		1,556,000	1,581,391
BNP Paribas SA:
2.159% 9/15/29 (b)(c)		3,350,000	2,882,604
2.219% 6/9/26 (b)(c)		13,752,000	12,923,727
2.5% 3/31/32 (Reg. S) (c)	EUR	2,500,000	2,554,904
BPCE SA:
1.5% 1/13/42 (Reg. S) (c)	EUR	2,200,000	2,113,041
4.875% 4/1/26 (b)		7,383,000	7,423,441
Canadian Imperial Bank of Commerce:
3.45% 4/7/27		16,220,000	15,833,329
3.6% 4/7/32		16,310,000	15,208,091
Citigroup, Inc.:
4.075% 4/23/29 (c)		4,606,000	4,521,003
4.125% 7/25/28		6,909,000	6,784,450
4.3% 11/20/26		1,766,000	1,772,315
4.4% 6/10/25		19,341,000	19,550,846
4.412% 3/31/31 (c)		34,201,000	33,792,304
4.45% 9/29/27		21,445,000	21,501,848
4.6% 3/9/26		17,445,000	17,687,285
5.3% 5/6/44		9,501,000	9,760,784
5.5% 9/13/25		7,738,000	8,094,747
Citizens Financial Group, Inc. 2.638% 9/30/32		7,305,000	5,997,384
Commonwealth Bank of Australia 3.61% 9/12/34 (b)(c)		3,723,000	3,381,795
Danske Bank A/S 2.25% 1/14/28 (Reg. S) (c)	GBP	1,760,000	2,066,479
DNB Bank ASA 1.535% 5/25/27 (b)(c)		48,309,000	43,696,150
First Citizens Bank & Trust Co.:
3.929% 6/19/24 (c)		1,900,000	1,908,883
6.125% 3/9/28		40,920,000	43,775,633
HAT Holdings I LLC/HAT Holdings II LLC 3.375% 6/15/26 (b)		350,000	323,811
HSBC Holdings PLC:
2.251% 11/22/27 (c)		25,000,000	22,718,035
4.25% 3/14/24		1,433,000	1,450,017
4.95% 3/31/30		2,548,000	2,576,927
5.25% 3/14/44		1,039,000	1,022,877
Intesa Sanpaolo SpA:
4.198% 6/1/32 (b)(c)		17,320,000	14,186,484
5.017% 6/26/24 (b)		10,324,000	10,266,575
5.71% 1/15/26 (b)		80,549,000	81,136,412
JPMorgan Chase & Co.:
2.956% 5/13/31 (c)		7,934,000	7,080,081
4.125% 12/15/26		15,380,000	15,465,901
Lloyds Banking Group PLC 1.985% 12/15/31 (c)	GBP	1,195,000	1,355,747
NatWest Group PLC:
3.073% 5/22/28 (c)		8,707,000	8,113,286
3.619% 3/29/29 (Reg. S) (c)	GBP	1,600,000	1,977,708
3.622% 8/14/30 (Reg. S) (c)	GBP	3,400,000	4,153,668
4.8% 4/5/26		19,815,000	20,064,122
5.125% 5/28/24		35,958,000	36,515,252
6% 12/19/23		43,478,000	44,873,703
6.1% 6/10/23		19,857,000	20,280,754
6.125% 12/15/22		21,905,000	22,250,899
NatWest Markets PLC 2.375% 5/21/23 (b)		15,700,000	15,561,147
Rabobank Nederland 4.375% 8/4/25		4,789,000	4,812,242
Societe Generale:
1.038% 6/18/25 (b)(c)		75,000,000	70,454,024
1.488% 12/14/26 (b)(c)		16,638,000	14,867,967
4.25% 4/14/25 (b)		7,110,000	7,102,021
4.75% 11/24/25 (b)		1,485,000	1,486,444
UniCredit SpA 2.731% 1/15/32 (Reg. S) (c)	EUR	3,365,000	3,233,747
Virgin Money UK PLC 5.125% 12/11/30 (Reg. S) (c)	GBP	1,075,000	1,358,961
Wells Fargo & Co.:
2.406% 10/30/25 (c)		7,739,000	7,502,792
3.526% 3/24/28 (c)		23,819,000	23,156,733
4.3% 7/22/27		25,328,000	25,459,864
4.478% 4/4/31 (c)		19,300,000	19,486,725
Westpac Banking Corp. 4.11% 7/24/34 (c)		5,171,000	4,847,896
			1,121,554,011
Capital Markets - 1.0%
Affiliated Managers Group, Inc. 4.25% 2/15/24		1,396,000	1,417,233
Ares Capital Corp.:
3.25% 7/15/25		42,000,000	39,963,021
3.875% 1/15/26		22,188,000	21,219,273
4.2% 6/10/24		15,463,000	15,520,942
Coinbase Global, Inc.:
3.375% 10/1/28 (b)		685,000	500,728
3.625% 10/1/31 (b)		1,480,000	999,000
Credit Suisse Group AG:
2.125% 10/13/26 (Reg. S) (c)	EUR	2,500,000	2,596,316
2.125% 11/15/29 (Reg. S) (c)	GBP	1,300,000	1,414,463
2.593% 9/11/25 (b)(c)		14,306,000	13,685,199
3.75% 3/26/25		9,717,000	9,626,479
4.194% 4/1/31 (b)(c)		38,618,000	35,775,615
4.282% 1/9/28 (b)		2,250,000	2,164,054
4.55% 4/17/26		3,126,000	3,122,480
Deutsche Bank AG:
3.25% 5/24/28 (Reg. S) (c)	EUR	1,000,000	1,068,783
4% 6/24/32 (Reg. S) (c)	EUR	2,300,000	2,368,818
4.5% 4/1/25		33,327,000	33,073,866
Deutsche Bank AG New York Branch:
2.311% 11/16/27 (c)		25,000,000	22,129,521
3.3% 11/16/22		7,369,000	7,375,795
3.729% 1/14/32 (c)		10,000,000	8,338,336
4.1% 1/13/26		8,332,000	8,255,946
Goldman Sachs Group, Inc.:
2.383% 7/21/32 (c)		18,425,000	15,478,783
3.102% 2/24/33 (c)		20,000,000	17,771,871
3.272% 9/29/25 (c)		35,921,000	35,564,723
4.25% 10/21/25		12,215,000	12,373,996
6.75% 10/1/37		59,592,000	69,674,306
Hightower Holding LLC 6.75% 4/15/29 (b)		835,000	704,561
Intercontinental Exchange, Inc. 3.75% 12/1/25		2,038,000	2,056,452
Jane Street Group LLC/JSG Finance, Inc. 4.5% 11/15/29 (b)		155,000	144,925
LPL Holdings, Inc. 4% 3/15/29 (b)		1,070,000	991,088
Morgan Stanley:
3.125% 7/27/26		14,775,000	14,359,451
3.622% 4/1/31 (c)		17,370,000	16,545,092
3.625% 1/20/27		16,594,000	16,408,978
3.7% 10/23/24		4,754,000	4,823,440
3.875% 4/29/24		4,377,000	4,462,845
4.875% 11/1/22		9,955,000	10,069,658
5% 11/24/25		21,351,000	22,092,764
MSCI, Inc. 3.25% 8/15/33 (b)		215,000	187,403
State Street Corp. 2.901% 3/30/26 (c)		1,141,000	1,119,639
UBS Group AG 1.494% 8/10/27 (b)(c)		11,792,000	10,514,569
			485,960,412
Consumer Finance - 0.8%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
1.65% 10/29/24		47,700,000	44,716,681
1.75% 1/30/26		14,780,000	13,197,854
2.45% 10/29/26		8,602,000	7,691,756
2.875% 8/14/24		8,576,000	8,301,524
3% 10/29/28		9,010,000	7,905,631
3.3% 1/30/32		9,639,000	8,133,396
4.125% 7/3/23		4,250,000	4,246,584
4.45% 4/3/26		4,254,000	4,162,122
4.875% 1/16/24		6,629,000	6,676,362
6.5% 7/15/25		6,613,000	6,902,651
Ally Financial, Inc.:
1.45% 10/2/23		3,893,000	3,805,139
3.05% 6/5/23		17,631,000	17,640,363
3.875% 5/21/24		8,893,000	8,939,257
4.625% 3/30/25		3,595,000	3,656,387
5.125% 9/30/24		3,534,000	3,645,325
5.8% 5/1/25		9,417,000	9,845,187
8% 11/1/31		5,022,000	5,898,069
Capital One Financial Corp.:
2.636% 3/3/26 (c)		11,804,000	11,378,703
3.273% 3/1/30 (c)		12,200,000	11,096,297
3.65% 5/11/27		21,700,000	21,127,589
3.8% 1/31/28		10,723,000	10,383,069
Discover Financial Services:
3.95% 11/6/24		1,874,000	1,875,075
4.1% 2/9/27		13,375,000	13,256,026
4.5% 1/30/26		5,913,000	5,957,388
Ford Motor Credit Co. LLC:
2.3% 2/10/25		275,000	256,290
2.7% 8/10/26		5,665,000	5,117,325
2.9% 2/10/29		275,000	235,188
3.625% 6/17/31		5,000,000	4,325,000
4% 11/13/30		17,230,000	15,507,000
4.063% 11/1/24		46,639,000	45,704,284
4.125% 8/17/27		19,335,000	18,319,913
4.687% 6/9/25		430,000	424,032
4.95% 5/28/27		10,000,000	9,952,825
5.113% 5/3/29		1,320,000	1,286,498
5.125% 6/16/25		320,000	319,891
5.584% 3/18/24		8,520,000	8,621,183
OneMain Finance Corp.:
3.5% 1/15/27		2,190,000	1,948,553
3.875% 9/15/28		1,350,000	1,169,478
Synchrony Financial:
2.85% 7/25/22		2,154,000	2,154,727
3.95% 12/1/27		8,239,000	7,857,405
4.25% 8/15/24		8,335,000	8,348,790
4.375% 3/19/24		8,694,000	8,763,378
5.15% 3/19/29		18,424,000	18,196,470
			398,946,665
Diversified Financial Services - 0.2%
Blackstone Private Credit Fund:
4.7% 3/24/25 (b)		31,043,000	30,260,565
4.875% 4/14/26	GBP	2,200,000	2,718,605
Brixmor Operating Partnership LP:
4.05% 7/1/30		9,134,000	8,583,517
4.125% 6/15/26		5,362,000	5,335,760
4.125% 5/15/29		19,691,000	18,935,654
Equitable Holdings, Inc. 3.9% 4/20/23		674,000	679,464
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.75% 9/15/24		740,000	738,028
5.25% 5/15/27		3,430,000	3,297,088
6.25% 5/15/26		2,206,000	2,220,232
Leighton Finance U.S.A. Pty Ltd. 1.5% 5/28/29 (Reg. S)	EUR	2,050,000	1,738,436
M&G PLC 5.625% 10/20/51 (Reg. S) (c)	GBP	1,485,000	1,910,429
Park Aerospace Holdings Ltd. 5.5% 2/15/24 (b)		7,300,000	7,366,548
Pine Street Trust I 4.572% 2/15/29 (b)		7,749,000	7,686,853
Pine Street Trust II 5.568% 2/15/49 (b)		7,700,000	7,784,356
VMED O2 UK Financing I PLC 4.25% 1/31/31 (b)		1,805,000	1,588,400
			100,843,935
Insurance - 0.2%
AIA Group Ltd. 0.88% 9/9/33 (Reg. S) (c)	EUR	705,000	641,633
Alliant Holdings Intermediate LLC 4.25% 10/15/27 (b)		820,000	776,587
Credit Agricole Assurances SA 4.75% 9/27/48 (c)	EUR	2,200,000	2,441,521
Demeter Investments BV 5.625% 8/15/52 (Reg. S) (c)		5,775,000	5,616,881
Fidelidade-Companhia de Seguros SA 4.25% 9/4/31 (Reg. S) (c)	EUR	800,000	840,435
Five Corners Funding Trust II 2.85% 5/15/30 (b)		19,470,000	17,327,197
Liberty Mutual Group, Inc. 3.95% 5/15/60 (b)		12,820,000	10,118,497
Lincoln National Corp. 3.4% 1/15/31		14,811,000	13,764,710
Pacific LifeCorp 5.125% 1/30/43 (b)		2,623,000	2,663,380
Pricoa Global Funding I 5.375% 5/15/45 (c)		3,148,000	3,070,698
Prudential PLC 2.95% 11/3/33 (Reg. S) (c)		3,700,000	3,251,116
QBE Insurance Group Ltd.:
2.5% 9/13/38 (Reg. S) (c)	GBP	1,705,000	1,862,893
6.75% 12/2/44 (Reg. S) (c)		3,605,000	3,663,581
Ryan Specialty Group LLC 4.375% 2/1/30 (b)		400,000	360,034
SunAmerica, Inc.:
3.85% 4/5/29 (b)		7,387,000	7,088,876
3.9% 4/5/32 (b)		8,759,000	8,322,437
4.35% 4/5/42 (b)		2,000,000	1,815,853
4.4% 4/5/52 (b)		5,916,000	5,294,330
Swiss Re Finance Luxembourg SA 5% 4/2/49 (b)(c)		3,000,000	2,940,000
Unum Group:
4% 6/15/29		6,130,000	5,934,749
5.75% 8/15/42		1,622,000	1,572,371
Zurich Finance (Ireland) DAC 3.5% 5/2/52 (Reg. S) (c)		1,650,000	1,386,000
			100,753,779
Thrifts & Mortgage Finance - 0.0%
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc. 3.625% 3/1/29 (b)		655,000	566,993

TOTAL FINANCIALS			2,208,625,795

HEALTH CARE - 0.4%
Biotechnology - 0.0%
AbbVie, Inc. 3.2% 11/21/29		4,900,000	4,606,183
Emergent BioSolutions, Inc. 3.875% 8/15/28 (b)		1,197,000	946,264
Grifols Escrow Issuer SA 4.75% 10/15/28 (b)		200,000	182,750
			5,735,197
Health Care Equipment & Supplies - 0.0%
Avantor Funding, Inc. 4.625% 7/15/28 (b)		915,000	890,780
Coloplast Finance BV 2.75% 5/19/30 (Reg. S)	EUR	1,750,000	1,894,283
Hologic, Inc.:
3.25% 2/15/29 (b)		545,000	490,500
4.625% 2/1/28 (b)		65,000	64,608
Teleflex, Inc. 4.25% 6/1/28 (b)		145,000	139,251
			3,479,422
Health Care Providers & Services - 0.2%
180 Medical, Inc. 3.875% 10/15/29 (b)		200,000	181,989
Anthem, Inc. 3.3% 1/15/23		4,322,000	4,346,717
Centene Corp.:
2.45% 7/15/28		11,370,000	10,209,692
2.5% 3/1/31		945,000	801,843
2.625% 8/1/31		5,485,000	4,689,373
3.375% 2/15/30		7,725,000	7,087,688
4.25% 12/15/27		6,215,000	6,183,925
4.625% 12/15/29		8,795,000	8,667,824
Cigna Corp. 4.375% 10/15/28		6,630,000	6,731,742
CVS Health Corp. 3.625% 4/1/27		3,208,000	3,194,659
DaVita HealthCare Partners, Inc. 4.625% 6/1/30 (b)		1,405,000	1,220,594
HCA Holdings, Inc. 5.375% 9/1/26		4,125,000	4,295,156
HealthEquity, Inc. 4.5% 10/1/29 (b)		110,000	102,575
Humana, Inc. 3.7% 3/23/29		6,817,000	6,660,533
MEDNAX, Inc. 5.375% 2/15/30 (b)		410,000	360,193
Molina Healthcare, Inc. 3.875% 11/15/30 (b)		850,000	783,445
Owens & Minor, Inc. 4.5% 3/31/29 (b)		160,000	144,600
RP Escrow Issuer LLC 5.25% 12/15/25 (b)		785,000	715,512
Sabra Health Care LP 3.2% 12/1/31		18,596,000	15,328,029
Tenet Healthcare Corp.:
4.625% 6/15/28 (b)		2,765,000	2,660,497
4.875% 1/1/26 (b)		385,000	384,138
5.125% 11/1/27 (b)		1,000,000	992,380
Toledo Hospital 5.325% 11/15/28		2,395,000	2,383,050
			88,126,154
Health Care Technology - 0.0%
IQVIA, Inc. 5% 5/15/27 (b)		630,000	630,441
Life Sciences Tools & Services - 0.0%
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (b)		180,000	166,784
4.25% 5/1/28 (b)		70,000	67,716
			234,500
Pharmaceuticals - 0.2%
Bayer U.S. Finance II LLC 4.25% 12/15/25 (b)		50,548,000	50,991,766
Catalent Pharma Solutions 3.5% 4/1/30 (b)		1,205,000	1,082,424
Elanco Animal Health, Inc.:
5.772% 8/28/23 (c)		3,402,000	3,470,040
6.4% 8/28/28 (c)		1,432,000	1,471,810
Jazz Securities DAC 4.375% 1/15/29 (b)		225,000	217,125
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
4.125% 4/30/28 (b)		530,000	508,153
5.125% 4/30/31 (b)		530,000	509,529
Utah Acquisition Sub, Inc. 3.95% 6/15/26		2,065,000	2,017,534
Viatris, Inc.:
1.65% 6/22/25		1,773,000	1,634,763
2.7% 6/22/30		9,017,000	7,539,869
3.85% 6/22/40		3,928,000	3,055,511
4% 6/22/50		6,783,000	5,062,682
Zoetis, Inc. 3.25% 2/1/23		1,210,000	1,213,699
			78,774,905

TOTAL HEALTH CARE			176,980,619

INDUSTRIALS - 0.3%
Aerospace & Defense - 0.1%
BAE Systems PLC 3.4% 4/15/30 (b)		4,094,000	3,823,078
BWX Technologies, Inc. 4.125% 6/30/28 (b)		480,000	434,362
Howmet Aerospace, Inc.:
5.95% 2/1/37		25,000	24,998
6.75% 1/15/28		365,000	389,638
Moog, Inc. 4.25% 12/15/27 (b)		980,000	928,550
Rolls-Royce PLC:
3.375% 6/18/26	GBP	1,940,000	2,206,686
5.75% 10/15/27 (b)		615,000	611,943
The Boeing Co.:
5.04% 5/1/27		6,070,000	6,098,725
5.15% 5/1/30		6,070,000	6,034,727
5.805% 5/1/50		6,070,000	5,972,625
5.93% 5/1/60		6,070,000	5,932,168
TransDigm, Inc.:
6.25% 3/15/26 (b)		2,552,000	2,596,047
7.5% 3/15/27		95,000	96,671
8% 12/15/25 (b)		1,120,000	1,168,294
			36,318,512
Airlines - 0.0%
United Airlines, Inc. 4.375% 4/15/26 (b)		530,000	511,473
Building Products - 0.0%
Advanced Drain Systems, Inc. 5% 9/30/27 (b)		1,565,000	1,502,400
Builders FirstSource, Inc. 4.25% 2/1/32 (b)		260,000	231,847
Standard Industries, Inc./New Jersey 4.375% 7/15/30 (b)		715,000	644,147
			2,378,394
Commercial Services & Supplies - 0.0%
ADT Corp.:
4.125% 8/1/29 (b)		270,000	240,273
4.875% 7/15/32 (b)		670,000	581,998
Madison IAQ LLC 4.125% 6/30/28 (b)		1,245,000	1,142,288
Nielsen Finance LLC/Nielsen Finance Co. 5.625% 10/1/28 (b)		495,000	490,599
Prime Securities Services Borrower LLC/Prime Finance, Inc. 3.375% 8/31/27 (b)		1,230,000	1,100,850
Stericycle, Inc. 3.875% 1/15/29 (b)		450,000	408,555
The GEO Group, Inc. 6% 4/15/26		305,000	252,362
			4,216,925
Construction & Engineering - 0.0%
AECOM 5.125% 3/15/27		1,077,000	1,075,600
Pike Corp. 5.5% 9/1/28 (b)		1,360,000	1,150,206
			2,225,806
Electrical Equipment - 0.0%
Sensata Technologies BV 4% 4/15/29 (b)		275,000	264,605
Vertiv Group Corp. 4.125% 11/15/28 (b)		675,000	600,078
			864,683
Industrial Conglomerates - 0.0%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.25% 2/1/27 (b)		500,000	450,853
Machinery - 0.0%
Vertical U.S. Newco, Inc. 5.25% 7/15/27 (b)		1,065,000	1,038,375
Marine - 0.0%
Seaspan Corp. 5.5% 8/1/29 (b)		270,000	241,368
Professional Services - 0.0%
ASGN, Inc. 4.625% 5/15/28 (b)		1,470,000	1,376,288
Booz Allen Hamilton, Inc.:
3.875% 9/1/28 (b)		765,000	715,348
4% 7/1/29 (b)		105,000	99,362
TriNet Group, Inc. 3.5% 3/1/29 (b)		405,000	361,062
			2,552,060
Road & Rail - 0.0%
Alpha Trains Finance SA 2.064% 6/30/30	EUR	1,740,000	1,857,572
XPO Logistics, Inc. 6.25% 5/1/25 (b)		771,000	794,569
			2,652,141
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
0.7% 2/15/24		10,742,000	10,191,827
2.25% 1/15/23		1,863,000	1,849,084
3% 9/15/23		583,000	577,978
3.375% 7/1/25		11,630,000	11,270,831
3.75% 6/1/26		5,000,000	4,825,315
4.25% 2/1/24		7,180,000	7,208,306
4.25% 9/15/24		2,331,000	2,332,416
Travis Perkins PLC 3.75% 2/17/26 (Reg. S)	GBP	1,100,000	1,308,003
			39,563,760
Transportation Infrastructure - 0.1%
Aeroporti di Roma SPA 1.75% 7/30/31 (Reg. S)	EUR	1,340,000	1,163,444
Autostrade per L'italia SpA 2.25% 1/25/32 (Reg. S)	EUR	1,850,000	1,618,947
Avolon Holdings Funding Ltd.:
3.25% 2/15/27 (b)		10,726,000	9,773,133
3.95% 7/1/24 (b)		2,844,000	2,780,156
4.375% 5/1/26 (b)		7,394,000	7,116,484
5.25% 5/15/24 (b)		4,186,000	4,201,718
Heathrow Funding Ltd. 2.625% 3/16/28 (Reg. S)	GBP	3,560,000	4,076,675
Holding d'Infrastructures et des Metiers de l'Environnement 0.625% 9/16/28 (Reg. S)	EUR	700,000	631,991
			31,362,548

TOTAL INDUSTRIALS			124,376,898

INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.0%
Cellnex Finance Co. SA 1% 9/15/27 (Reg. S)	EUR	2,900,000	2,633,854
Viavi Solutions, Inc. 3.75% 10/1/29 (b)		545,000	491,219
			3,125,073
Electronic Equipment & Components - 0.0%
Dell International LLC/EMC Corp.:
5.45% 6/15/23		1,493,000	1,522,483
6.02% 6/15/26		1,948,000	2,056,964
II-VI, Inc. 5% 12/15/29 (b)		1,215,000	1,139,063
Sensata Technologies, Inc. 3.75% 2/15/31 (b)		1,410,000	1,260,188
TTM Technologies, Inc. 4% 3/1/29 (b)		315,000	278,603
			6,257,301
IT Services - 0.0%
Block, Inc. 2.75% 6/1/26 (b)		265,000	244,416
Gartner, Inc.:
3.625% 6/15/29 (b)		155,000	141,438
3.75% 10/1/30 (b)		255,000	236,513
4.5% 7/1/28 (b)		395,000	384,118
Twilio, Inc. 3.875% 3/15/31		200,000	180,074
			1,186,559
Semiconductors & Semiconductor Equipment - 0.1%
Broadcom, Inc.:
1.95% 2/15/28 (b)		2,879,000	2,503,019
2.45% 2/15/31 (b)		19,432,000	16,106,568
2.6% 2/15/33 (b)		19,432,000	15,609,780
3.5% 2/15/41 (b)		19,430,000	15,373,605
3.75% 2/15/51 (b)		9,284,000	7,250,061
Entegris, Inc. 4.375% 4/15/28 (b)		755,000	704,038
onsemi 3.875% 9/1/28 (b)		300,000	284,583
			57,831,654
Software - 0.1%
CDK Global, Inc. 5.25% 5/15/29 (b)		1,132,000	1,132,000
Crowdstrike Holdings, Inc. 3% 2/15/29		295,000	267,713
Fair Isaac Corp.:
4% 6/15/28 (b)		330,000	313,427
5.25% 5/15/26 (b)		793,000	792,009
MicroStrategy, Inc. 6.125% 6/15/28 (b)		415,000	351,713
Open Text Corp.:
3.875% 2/15/28 (b)		420,000	394,712
3.875% 12/1/29(b)		960,000	878,630
Oracle Corp.:
2.5% 4/1/25		8,253,000	7,955,513
2.8% 4/1/27		8,253,000	7,658,192
2.95% 4/1/30		8,300,000	7,241,688
3.85% 4/1/60		8,300,000	5,954,919
			32,940,516
Technology Hardware, Storage & Peripherals - 0.0%
Hewlett Packard Enterprise Co. 4.4% 10/15/22 (c)		3,173,000	3,186,369

TOTAL INFORMATION TECHNOLOGY			104,527,472

MATERIALS - 0.0%
Chemicals - 0.0%
Axalta Coating Systems/Dutch Holding BV 4.75% 6/15/27 (b)		585,000	557,213
LSB Industries, Inc. 6.25% 10/15/28 (b)		560,000	553,482
Methanex Corp.:
5.125% 10/15/27		765,000	738,256
5.25% 12/15/29		90,000	86,220
5.65% 12/1/44		581,000	461,605
NOVA Chemicals Corp. 5.25% 6/1/27 (b)		949,000	923,064
Nufarm Australia Ltd. 5% 1/27/30 (b)		675,000	614,486
Olin Corp.:
5% 2/1/30		1,715,000	1,671,268
5.125% 9/15/27		975,000	974,903
5.625% 8/1/29		465,000	469,741
SPCM SA 3.125% 3/15/27 (b)		285,000	247,950
The Chemours Co. LLC:
5.375% 5/15/27		1,115,000	1,106,638
5.75% 11/15/28 (b)		275,000	271,494
Valvoline, Inc. 4.25% 2/15/30 (b)		165,000	150,356
W.R. Grace Holding LLC:
4.875% 6/15/27 (b)		305,000	285,105
5.625% 10/1/24 (b)		1,254,000	1,247,730
			10,359,511
Containers & Packaging - 0.0%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 4.125% 8/15/26 (b)		25,000	23,324
Ball Corp. 3.125% 9/15/31		955,000	834,240
Graphic Packaging International, Inc. 3.75% 2/1/30(b)		135,000	120,112
OI European Group BV 4.75% 2/15/30 (b)		280,000	246,064
Trivium Packaging Finance BV 5.5% 8/15/26 (b)		485,000	481,976
			1,705,716
Metals & Mining - 0.0%
Commercial Metals Co. 3.875% 2/15/31		565,000	490,944
FMG Resources Pty Ltd. 4.5% 9/15/27 (b)		10,000	9,627
HudBay Minerals, Inc. 4.5% 4/1/26 (b)		135,000	119,966
Kaiser Aluminum Corp. 4.625% 3/1/28 (b)		1,005,000	924,025
Mineral Resources Ltd. 8% 11/1/27 (b)		360,000	370,946
Novelis Corp. 3.875% 8/15/31 (b)		270,000	235,575
PMHC II, Inc. 9% 2/15/30 (b)		425,000	318,750
Roller Bearing Co. of America, Inc. 4.375% 10/15/29 (b)		75,000	66,657
			2,536,490
Paper & Forest Products - 0.0%
Glatfelter Corp. 4.75% 11/15/29 (b)		220,000	158,189

TOTAL MATERIALS			14,759,906

REAL ESTATE - 0.8%
Equity Real Estate Investment Trusts (REITs) - 0.6%
Alexandria Real Estate Equities, Inc.:
2% 5/18/32		8,258,000	6,729,822
4.9% 12/15/30		7,224,000	7,468,532
American Homes 4 Rent LP:
2.375% 7/15/31		1,482,000	1,225,451
3.375% 7/15/51		2,291,000	1,668,259
3.625% 4/15/32		8,086,000	7,376,751
4.3% 4/15/52		5,604,000	4,786,686
Boston Properties, Inc. 4.5% 12/1/28		4,766,000	4,793,393
Corporate Office Properties LP:
2.25% 3/15/26		2,969,000	2,737,111
2.75% 4/15/31		2,188,000	1,839,226
Duke Realty LP 3.25% 6/30/26		589,000	575,696
Healthcare Trust of America Holdings LP:
3.1% 2/15/30		1,868,000	1,671,232
3.5% 8/1/26		1,945,000	1,906,666
Hudson Pacific Properties LP 4.65% 4/1/29		10,668,000	10,624,745
Invitation Homes Operating Partnership LP 4.15% 4/15/32		12,097,000	11,543,729
Iron Mountain, Inc. 4.875% 9/15/29 (b)		615,000	581,581
Kimco Realty Corp.:
2.25% 12/1/31		15,265,000	12,734,680
3.375% 10/15/22		456,000	456,567
Kite Realty Group Trust:
4% 3/15/25		10,791,000	10,702,987
4.75% 9/15/30		17,486,000	17,081,684
LXP Industrial Trust (REIT):
2.7% 9/15/30		1,445,000	1,222,271
4.4% 6/15/24		948,000	957,262
Omega Healthcare Investors, Inc.:
3.25% 4/15/33		12,277,000	9,744,131
3.375% 2/1/31		5,854,000	4,889,691
3.625% 10/1/29		8,376,000	7,367,207
4.375% 8/1/23		1,006,000	1,009,631
4.5% 1/15/25		2,013,000	2,008,057
4.5% 4/1/27		716,000	698,438
4.75% 1/15/28		11,294,000	10,930,071
4.95% 4/1/24		882,000	893,407
5.25% 1/15/26		3,755,000	3,805,896
Piedmont Operating Partnership LP 2.75% 4/1/32		3,072,000	2,475,936
Realty Income Corp.:
2.2% 6/15/28		1,380,000	1,240,882
2.85% 12/15/32		1,698,000	1,515,565
3.25% 1/15/31		1,828,000	1,712,488
3.4% 1/15/28		2,874,000	2,778,694
Retail Opportunity Investments Partnership LP:
4% 12/15/24		641,000	635,465
5% 12/15/23		494,000	499,940
SBA Communications Corp. 3.875% 2/15/27		515,000	503,477
Service Properties Trust:
3.95% 1/15/28		40,000	30,986
4.375% 2/15/30		415,000	305,025
4.95% 10/1/29		245,000	192,772
5.5% 12/15/27		230,000	204,412
Simon Property Group LP:
2.45% 9/13/29		3,008,000	2,648,802
3.375% 12/1/27		6,125,000	5,947,641
SITE Centers Corp.:
3.625% 2/1/25		1,532,000	1,509,211
4.25% 2/1/26		2,753,000	2,728,683
Store Capital Corp.:
2.75% 11/18/30		3,456,000	2,938,786
4.625% 3/15/29		2,374,000	2,360,464
Sun Communities Operating LP:
2.3% 11/1/28		3,510,000	3,075,694
2.7% 7/15/31		8,479,000	7,167,649
Uniti Group, Inc. 7.875% 2/15/25 (b)		1,050,000	1,078,655
Ventas Realty LP:
2.5% 9/1/31		22,080,000	18,779,984
3% 1/15/30		11,060,000	9,978,274
4% 3/1/28		2,150,000	2,114,523
4.125% 1/15/26		999,000	1,003,937
4.75% 11/15/30		16,500,000	16,743,731
VICI Properties LP:
4.375% 5/15/25		2,145,000	2,132,688
4.75% 2/15/28		12,672,000	12,535,776
4.95% 2/15/30		13,269,000	13,042,896
5.125% 5/15/32		2,388,000	2,367,893
VICI Properties LP / VICI Note Co.:
4.25% 12/1/26 (b)		1,640,000	1,557,377
4.5% 9/1/26 (b)		1,508,000	1,439,220
4.625% 6/15/25 (b)		150,000	146,432
Vornado Realty LP:
2.15% 6/1/26		3,558,000	3,245,584
3.4% 6/1/31		12,870,000	11,248,840
WP Carey, Inc.:
3.85% 7/15/29		1,773,000	1,697,123
4% 2/1/25		3,423,000	3,441,518
4.6% 4/1/24		5,327,000	5,422,707
			298,480,590
Real Estate Management & Development - 0.2%
ACCENTRO Real Estate AG 3.625% 2/13/23 (Reg. S)	EUR	1,460,000	1,144,190
ADLER Group SA:
1.875% 1/14/26 (Reg. S)	EUR	500,000	296,568
2.25% 4/27/27 (Reg. S)	EUR	5,500,000	3,045,436
Akelius Residential Property AB 3.875% 10/5/78 (Reg. S) (c)	EUR	650,000	694,374
Blackstone Property Partners Europe LP:
1% 5/4/28 (Reg. S)	EUR	4,220,000	3,793,533
2.625% 10/20/28 (Reg. S)	GBP	650,000	725,338
Brandywine Operating Partnership LP:
3.95% 2/15/23		7,832,000	7,856,316
3.95% 11/15/27		4,382,000	4,237,507
4.1% 10/1/24		3,961,000	3,993,960
4.55% 10/1/29		1,896,000	1,868,049
CBRE Group, Inc.:
2.5% 4/1/31		10,225,000	8,603,782
4.875% 3/1/26		7,844,000	8,013,963
Essex Portfolio LP 3.875% 5/1/24		1,923,000	1,936,484
GTC Aurora Luxembourg SA 2.25% 6/23/26 (Reg. S)	EUR	1,390,000	1,220,051
Heimstaden AB 4.375% 3/6/27 (Reg. S)	EUR	1,400,000	1,276,773
Howard Hughes Corp. 4.375% 2/1/31 (b)		395,000	350,484
Kennedy-Wilson, Inc. 4.75% 2/1/30		540,000	481,469
Mid-America Apartments LP 4% 11/15/25		828,000	833,737
Post Apartment Homes LP 3.375% 12/1/22		251,000	251,498
Samhallsbyggnadsbolaget I Norden AB:
1% 8/12/27 (Reg. S)	EUR	650,000	547,731
1.75% 1/14/25 (Reg. S)	EUR	652,000	649,516
Sirius Real Estate Ltd. 1.125% 6/22/26 (Reg. S)	EUR	700,000	671,166
Tanger Properties LP:
2.75% 9/1/31		8,876,000	7,216,872
3.125% 9/1/26		2,628,000	2,489,969
3.875% 7/15/27		11,191,000	10,848,178
Tritax EuroBox PLC 0.95% 6/2/26 (Reg. S)	EUR	1,300,000	1,275,782
			74,322,726

TOTAL REAL ESTATE			372,803,316

UTILITIES - 0.4%
Electric Utilities - 0.2%
Alabama Power Co. 3.05% 3/15/32		16,210,000	15,134,272
AusNet Services Holdings Pty Ltd. 1.625% 3/11/81 (Reg. S) (c)	EUR	1,360,000	1,264,484
CEZ A/S 2.375% 4/6/27 (Reg. S)	EUR	400,000	417,443
Clearway Energy Operating LLC:
3.75% 2/15/31 (b)		925,000	816,313
4.75% 3/15/28 (b)		140,000	133,700
Cleco Corporate Holdings LLC 3.375% 9/15/29		4,843,000	4,402,424
DPL, Inc. 4.35% 4/15/29		7,785,000	7,123,275
Duquesne Light Holdings, Inc.:
2.532% 10/1/30 (b)		2,328,000	1,966,036
2.775% 1/7/32 (b)		8,828,000	7,429,440
Enel SpA 3.375% (Reg. S) (c)(f)	EUR	1,855,000	1,937,356
Exelon Corp.:
2.75% 3/15/27 (b)		3,591,000	3,409,517
3.35% 3/15/32 (b)		4,360,000	3,996,530
4.1% 3/15/52 (b)		3,230,000	2,879,051
FirstEnergy Corp. 7.375% 11/15/31		5,738,000	6,776,406
InterGen NV 7% 6/30/23 (b)		964,000	930,260
IPALCO Enterprises, Inc. 3.7% 9/1/24		1,963,000	1,962,085
NextEra Energy Partners LP 4.25% 9/15/24 (b)		56,000	55,160
NGG Finance PLC 2.125% 9/5/82 (Reg. S) (c)	EUR	2,060,000	1,931,106
NRG Energy, Inc.:
3.625% 2/15/31 (b)		1,785,000	1,570,800
5.25% 6/15/29 (b)		484,000	472,016
5.75% 1/15/28		581,000	582,511
6.625% 1/15/27		57,000	58,501
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (b)		1,017,897	1,017,897
PG&E Corp.:
5% 7/1/28		4,480,000	4,233,421
5.25% 7/1/30		1,155,000	1,065,476
Southern Co. 1.875% 9/15/81 (c)	EUR	2,800,000	2,461,053
SSE PLC 4.75% 9/16/77 (Reg. S) (c)		6,395,000	6,395,000
Vistra Operations Co. LLC:
5.5% 9/1/26 (b)		3,498,000	3,474,458
5.625% 2/15/27 (b)		665,000	665,333
			84,561,324
Gas Utilities - 0.0%
Nakilat, Inc. 6.067% 12/31/33 (b)		1,149,343	1,237,914
Superior Plus LP / Superior General Partner, Inc. 4.5% 3/15/29 (b)		185,000	172,744
			1,410,658
Independent Power and Renewable Electricity Producers - 0.1%
RWE AG 2.75% 5/24/30 (Reg. S)	EUR	3,350,000	3,577,475
TerraForm Power Operating LLC:
4.75% 1/15/30 (b)		75,000	71,063
5% 1/31/28 (b)		656,000	628,861
The AES Corp.:
2.45% 1/15/31		4,011,000	3,338,448
3.3% 7/15/25 (b)		15,965,000	15,536,819
3.95% 7/15/30 (b)		13,922,000	12,915,439
			36,068,105
Multi-Utilities - 0.1%
Berkshire Hathaway Energy Co.:
3.7% 7/15/30		1,758,000	1,708,815
4.05% 4/15/25		21,459,000	21,941,978
Consolidated Edison Co. of New York, Inc. 3.95% 4/1/50		2,477,000	2,232,923
NiSource, Inc.:
2.95% 9/1/29		12,206,000	11,037,918
3.49% 5/15/27		13,900,000	13,578,025
5.95% 6/15/41		1,737,000	1,827,661
Puget Energy, Inc.:
4.1% 6/15/30		6,250,000	5,960,415
4.224% 3/15/32		15,319,000	14,617,397
Sempra Energy 6% 10/15/39		2,744,000	3,048,999
WEC Energy Group, Inc. 3 month U.S. LIBOR + 2.610% 3.5238% 5/15/67 (c)(e)		1,843,000	1,449,980
			77,404,111

TOTAL UTILITIES			199,444,198

TOTAL NONCONVERTIBLE BONDS
(Cost $5,209,341,317)			4,885,167,642

U.S. Treasury Obligations - 9.6%
U.S. Treasury Bonds:
2% 11/15/41 (g)		$3,600,000	$2,923,313
2.25% 2/15/52		85,500,000	71,512,734
2.375% 5/15/51		674,726,000	579,236,455
U.S. Treasury Notes:
0.125% 6/30/22		65,500,000	65,459,601
0.5% 5/31/27		520,000,000	463,429,689
0.875% 11/15/30		428,909,000	365,862,727
1.125% 10/31/26		250,000,000	232,373,048
1.125% 2/15/31		160,064,000	138,936,802
1.25% 12/31/26		545,000,000	508,020,900
1.25% 4/30/28		250,000,000	227,783,203
1.25% 5/31/28		74,500,000	67,800,820
1.25% 6/30/28		75,000,000	68,144,531
1.25% 8/15/31		314,600,000	273,837,180
1.5% 2/29/24 (h)		11,000,000	10,823,828
1.5% 1/31/27		417,000,000	392,761,875
1.875% 2/28/27		310,000,000	296,970,313
1.875% 2/28/29 (g)(i)		167,600,000	157,452,343
1.875% 2/15/32 (g)(i)		667,123,000	611,824,774
3.125% 11/15/28		51,642,000	52,305,680
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $4,960,584,066)			4,587,459,816

U.S. Government Agency - Mortgage Securities - 21.4%
Fannie Mae - 5.7%
12 month U.S. LIBOR + 1.440% 1.945% 4/1/37 (c)(e)		7,070	7,214
12 month U.S. LIBOR + 1.460% 1.856% 1/1/35 (c)(e)		7,474	7,640
12 month U.S. LIBOR + 1.480% 1.855% 7/1/34 (c)(e)		1,918	1,975
12 month U.S. LIBOR + 1.530% 1.94% 3/1/36 (c)(e)		1,658	1,697
12 month U.S. LIBOR + 1.550% 1.803% 6/1/36 (c)(e)		7,055	7,309
12 month U.S. LIBOR + 1.560% 2.065% 3/1/37 (c)(e)		6,162	6,312
12 month U.S. LIBOR + 1.620% 1.93% 5/1/35 (c)(e)		12,851	13,240
12 month U.S. LIBOR + 1.620% 2.002% 3/1/33 (c)(e)		8,247	8,434
12 month U.S. LIBOR + 1.630% 1.815% 9/1/36 (c)(e)		5,398	5,565
12 month U.S. LIBOR + 1.630% 2.164% 11/1/36 (c)(e)		3,708	3,818
12 month U.S. LIBOR + 1.640% 2.05% 5/1/36 (c)(e)		12,797	13,210
12 month U.S. LIBOR + 1.640% 2.089% 6/1/47 (c)(e)		13,523	13,971
12 month U.S. LIBOR + 1.680% 2.011% 7/1/43 (c)(e)		127,586	131,679
12 month U.S. LIBOR + 1.700% 2.379% 6/1/42 (c)(e)		11,963	12,392
12 month U.S. LIBOR + 1.710% 1.927% 8/1/35 (c)(e)		4,232	4,376
12 month U.S. LIBOR + 1.730% 2.012% 3/1/40 (c)(e)		14,157	14,549
12 month U.S. LIBOR + 1.730% 2.377% 5/1/36 (c)(e)		9,855	10,209
12 month U.S. LIBOR + 1.750% 2% 8/1/41 (c)(e)		18,227	18,927
12 month U.S. LIBOR + 1.750% 2.134% 7/1/35 (c)(e)		4,178	4,292
12 month U.S. LIBOR + 1.800% 2.05% 7/1/41 (c)(e)		7,891	8,202
12 month U.S. LIBOR + 1.800% 2.054% 12/1/40 (c)(e)		388,459	402,513
12 month U.S. LIBOR + 1.800% 2.054% 1/1/42 (c)(e)		29,924	30,873
12 month U.S. LIBOR + 1.810% 2.06% 12/1/39 (c)(e)		9,422	9,689
12 month U.S. LIBOR + 1.810% 2.068% 7/1/41 (c)(e)		9,881	10,307
12 month U.S. LIBOR + 1.810% 2.068% 9/1/41 (c)(e)		4,168	4,330
12 month U.S. LIBOR + 1.810% 2.304% 2/1/42 (c)(e)		16,388	16,939
12 month U.S. LIBOR + 1.820% 2.292% 2/1/35 (c)(e)		15,830	16,298
12 month U.S. LIBOR + 1.830% 2.08% 10/1/41 (c)(e)		3,768	3,817
12 month U.S. LIBOR + 1.950% 2.202% 7/1/37 (c)(e)		17,382	18,108
6 month U.S. LIBOR + 1.500% 1.736% 1/1/35 (c)(e)		18,860	19,368
6 month U.S. LIBOR + 1.530% 1.785% 12/1/34 (c)(e)		2,365	2,426
6 month U.S. LIBOR + 1.530% 1.834% 3/1/35 (c)(e)		3,443	3,534
6 month U.S. LIBOR + 1.550% 2.002% 10/1/33 (c)(e)		1,193	1,226
6 month U.S. LIBOR + 1.560% 1.815% 7/1/35 (c)(e)		1,826	1,887
6 month U.S. LIBOR + 1.740% 1.865% 12/1/34 (c)(e)		341	353
6 month U.S. LIBOR + 1.960% 2.444% 9/1/35 (c)(e)		2,475	2,570
U.S. TREASURY 1 YEAR INDEX + 2.200% 2.583% 3/1/35 (c)(e)		3,825	3,958
U.S. TREASURY 1 YEAR INDEX + 2.270% 2.395% 6/1/36 (c)(e)		17,789	18,455
U.S. TREASURY 1 YEAR INDEX + 2.280% 2.408% 10/1/33 (c)(e)		8,038	8,334
U.S. TREASURY 1 YEAR INDEX + 2.460% 2.667% 7/1/34 (c)(e)		17,097	17,732
1.5% 11/1/40 to 11/1/51		102,995,128	88,892,581
2% 12/1/36 to 3/1/52		633,607,120	565,792,940
2.5% 5/1/31 to 3/1/52		638,996,933	597,951,757
3% 12/1/28 to 5/1/52		524,167,720	506,436,484
3.25% 12/1/41		6,318	6,247
3.4% 7/1/42 to 9/1/42		112,895	112,050
3.5% 10/1/33 to 4/1/52 (g)		702,750,713	695,745,969
3.65% 5/1/42 to 8/1/42		35,587	35,788
3.9% 4/1/42		9,888	10,084
4% 3/1/36 to 5/1/52		171,021,891	173,580,655
4.25% 11/1/41		19,913	20,506
4.5% to 4.5% 6/1/24 to 5/1/52 (g)		104,220,317	107,943,875
5% 11/1/22 to 2/1/49		8,449,191	8,918,678
5.237% 8/1/41 (c)		292,438	307,179
5.5% 12/1/23 to 9/1/24		346	351
6% to 6% 9/1/29 to 1/1/42		1,350,475	1,481,297
6.5% 8/1/22 to 5/1/38		179,799	194,056
6.637% 2/1/39 (c)		183,439	194,572
7% to 7% 4/1/23 to 7/1/37		129,306	141,036
7.5% to 7.5% 6/1/25 to 9/1/32		70,293	76,601
8% 3/1/37		3,013	3,473
8.5% 9/1/22		1	1
9% 10/1/30		3,554	3,995

TOTAL FANNIE MAE			2,748,737,903

Freddie Mac - 3.7%
12 month U.S. LIBOR + 1.320% 1.575% 1/1/36 (c)(e)		6,510	6,591
12 month U.S. LIBOR + 1.370% 1.684% 3/1/36 (c)(e)		24,719	25,143
12 month U.S. LIBOR + 1.500% 1.824% 3/1/36 (c)(e)		17,171	17,521
12 month U.S. LIBOR + 1.750% 2% 12/1/40 (c)(e)		171,010	175,689
12 month U.S. LIBOR + 1.750% 2% 7/1/41 (c)(e)		40,358	41,846
12 month U.S. LIBOR + 1.750% 2% 9/1/41 (c)(e)		72,887	75,321
12 month U.S. LIBOR + 1.860% 3.239% 4/1/36 (c)(e)		8,620	8,926
12 month U.S. LIBOR + 1.880% 2.13% 9/1/41 (c)(e)		5,954	6,155
12 month U.S. LIBOR + 1.880% 3.255% 4/1/41 (c)(e)		1,513	1,567
12 month U.S. LIBOR + 1.900% 2.188% 10/1/42 (c)(e)		27,003	27,966
12 month U.S. LIBOR + 1.910% 2.16% 6/1/41 (c)(e)		3,962	4,130
12 month U.S. LIBOR + 1.910% 2.295% 6/1/41 (c)(e)		15,380	16,041
12 month U.S. LIBOR + 1.910% 2.434% 5/1/41 (c)(e)		12,348	12,873
12 month U.S. LIBOR + 1.910% 2.729% 5/1/41 (c)(e)		11,764	12,216
12 month U.S. LIBOR + 1.960% 2.211% 6/1/33 (c)(e)		9,806	10,183
12 month U.S. LIBOR + 2.020% 2.931% 4/1/38 (c)(e)		7,427	7,637
12 month U.S. LIBOR + 2.030% 2.275% 3/1/33 (c)(e)		226	232
12 month U.S. LIBOR + 2.040% 2.295% 7/1/36 (c)(e)		14,113	14,680
12 month U.S. LIBOR + 2.200% 2.45% 12/1/36 (c)(e)		22,278	23,006
6 month U.S. LIBOR + 1.120% 1.424% 8/1/37 (c)(e)		8,170	8,264
6 month U.S. LIBOR + 1.580% 1.705% 12/1/35 (c)(e)		649	671
6 month U.S. LIBOR + 1.880% 2.335% 10/1/36 (c)(e)		28,373	29,260
6 month U.S. LIBOR + 1.990% 2.435% 10/1/35 (c)(e)		10,418	10,775
6 month U.S. LIBOR + 2.020% 2.169% 6/1/37 (c)(e)		18,256	19,002
6 month U.S. LIBOR + 2.680% 3.238% 10/1/35 (c)(e)		9,848	10,247
U.S. TREASURY 1 YEAR INDEX + 2.030% 2.417% 6/1/33 (c)(e)		17,942	18,557
U.S. TREASURY 1 YEAR INDEX + 2.260% 2.51% 6/1/33 (c)(e)		34,173	35,324
U.S. TREASURY 1 YEAR INDEX + 2.430% 2.517% 3/1/35 (c)(e)		64,092	66,503
1.5% 12/1/40 to 11/1/51		17,684,871	15,347,843
2% 4/1/41 to 4/1/52		590,907,740	527,330,286
2.5% 6/1/31 to 2/1/52		515,153,864	479,489,418
3% 6/1/31 to 4/1/52		334,882,460	322,582,250
3.5% 3/1/32 to 5/1/52 (i)(j)		302,642,211	300,238,787
3.5% 8/1/47		2,664,471	2,652,515
4% 5/1/33 to 3/1/49 (g)		97,796,573	99,675,169
4% 4/1/48		8,838	8,983
4.5% 6/1/25 to 7/1/49		25,103,459	26,064,491
5% 7/1/33 to 7/1/41		2,662,879	2,829,414
6% 1/1/23 to 12/1/37		280,981	306,075
6.5% 1/1/24 to 9/1/39		429,826	475,824
7% 3/1/26 to 9/1/36		145,179	160,158
7.5% 1/1/27 to 7/1/34		38,059	42,176
8% 7/1/24 to 4/1/32		2,512	2,774
8.5% 12/1/22 to 1/1/28		1,675	1,807

TOTAL FREDDIE MAC			1,777,894,296

Ginnie Mae - 5.1%
3.5% 9/20/40 to 11/20/50		249,935,929	249,253,467
4% 7/20/33 to 6/20/49		108,289,980	110,409,398
4.5% 6/20/33 to 9/20/46		8,203,257	8,562,476
5.5% 8/15/33 to 9/15/39		235,881	252,957
6% to 6% 10/15/30 to 5/15/40		330,956	361,782
7% to 7% 11/15/22 to 11/15/32		141,319	153,305
7.5% to 7.5% 9/15/22 to 9/15/31		29,097	31,009
8% 6/15/22 to 11/15/29		6,824	7,226
8.5% to 8.5% 11/15/27 to 1/15/31		3,656	4,015
9% 1/15/23		6	6
2% 6/1/52 (j)		71,950,000	65,446,396
2% 6/1/52 (j)		143,000,000	130,074,144
2% 6/1/52 (j)		29,200,000	26,560,594
2% 6/1/52 (j)		28,600,000	26,014,829
2% 6/1/52 (j)		5,850,000	5,321,215
2% 6/1/52 (j)		41,100,000	37,384,946
2% 6/1/52 (j)		8,400,000	7,640,719
2% 6/1/52 (j)		41,450,000	37,703,310
2% 6/1/52 (j)		8,500,000	7,731,680
2% 6/1/52 (j)		71,800,000	65,309,955
2% 6/1/52 (j)		14,700,000	13,371,258
2% 6/1/52 (j)		14,700,000	13,371,258
2% 7/1/52 (j)		139,250,000	126,478,157
2% 7/1/52 (j)		28,450,000	25,840,600
2% 7/1/52 (j)		33,475,000	30,404,713
2% 7/1/52 (j)		7,200,000	6,539,625
2% 7/1/52 (j)		33,475,000	30,404,713
2% 7/1/52 (j)		7,200,000	6,539,625
2% 7/1/52 (j)		33,625,000	30,540,955
2% 7/1/52 (j)		7,250,000	6,585,039
2% 7/1/52 (j)		14,300,000	12,988,421
2% 7/1/52 (j)		67,350,000	61,172,739
2% 7/1/52 (j)		34,600,000	31,426,530
2% 7/1/52 (j)		7,350,000	6,675,867
2% 7/1/52 (j)		7,350,000	6,675,867
2% 7/1/52 (j)		34,600,000	31,426,530
2.5% 11/20/47 to 12/20/51		6,332,317	5,962,794
2.5% 6/1/52 (j)		71,900,000	67,396,198
2.5% 6/1/52 (j)		15,650,000	14,669,687
2.5% 6/1/52 (j)		28,750,000	26,949,106
2.5% 6/1/52 (j)		6,250,000	5,858,501
2.5% 6/1/52 (j)		43,800,000	41,056,377
2.5% 6/1/52 (j)		9,550,000	8,951,790
2.5% 6/1/52 (j)		42,700,000	40,025,281
2.5% 6/1/52 (j)		9,300,000	8,717,450
2.5% 6/1/52 (j)		72,150,000	67,630,538
2.5% 6/1/52 (j)		15,750,000	14,763,423
2.5% 6/1/52 (j)		71,900,000	67,396,198
2.5% 6/1/52 (j)		15,700,000	14,716,555
2.5% 7/1/52 (j)		75,200,000	70,380,800
2.5% 7/1/52 (j)		16,400,000	15,349,004
2.5% 7/1/52 (j)		72,050,000	67,432,669
2.5% 7/1/52 (j)		15,700,000	14,693,864
2.5% 7/1/52 (j)		36,000,000	33,692,936
2.5% 7/1/52 (j)		7,850,000	7,346,932
2.5% 7/1/52 (j)		36,300,000	33,973,711
2.5% 7/1/52 (j)		7,900,000	7,393,728
2.5% 7/1/52 (j)		36,550,000	34,207,690
2.5% 7/1/52 (j)		7,950,000	7,440,523
3% 5/15/42 to 10/20/51 (g)		103,726,192	100,476,010
3% 6/1/52 (j)		40,750,000	39,311,016
3% 6/1/52 (j)		12,000,000	11,576,250
3% 6/1/52 (j)		42,875,000	41,360,977
3% 6/1/52 (j)		10,975,000	10,587,445
3% 6/1/52 (j)		11,025,000	10,635,680
3% 6/1/52 (j)		42,950,000	41,433,328
3% 6/1/52 (j)		53,250,000	51,369,609
3% 6/1/52 (j)		15,650,000	15,097,359
3.5% 6/1/52 (j)		2,475,000	2,451,797
3.5% 6/1/52 (j)		1,650,000	1,634,531
3.5% 6/1/52 (j)		3,250,000	3,219,531
3.5% 6/1/52 (j)		1,300,000	1,287,813
4% 6/1/52 (j)		37,350,000	37,718,842
4% 6/1/52 (j)		4,850,000	4,897,895
4% 6/1/52 (j)		37,350,000	37,718,842
4% 6/1/52 (j)		4,850,000	4,897,895
4% 6/1/52 (j)		3,800,000	3,837,526
4% 6/1/52 (j)		48,200,000	48,675,989
4.5% 6/1/52 (j)		62,500,000	63,878,925
5% 4/15/33 to 6/20/48		11,026,533	11,592,394
6.5% 3/20/31 to 6/15/37		53,321	58,469

TOTAL GINNIE MAE			2,438,389,204

Uniform Mortgage Backed Securities - 6.9%
1.5% 6/1/37 (j)		23,000,000	21,237,266
1.5% 6/1/37 (j)		5,150,000	4,755,301
1.5% 6/1/37 (j)		4,850,000	4,478,293
1.5% 6/1/37 (j)		21,800,000	20,129,235
1.5% 6/1/52 (j)		23,600,000	20,021,282
1.5% 6/1/52 (j)		5,750,000	4,878,067
1.5% 6/1/52 (j)		5,900,000	5,005,320
1.5% 6/1/52 (j)		24,100,000	20,445,462
1.5% 6/1/52 (j)		14,600,000	12,386,047
1.5% 6/1/52 (j)		59,850,000	50,774,310
1.5% 6/1/52 (j)		11,500,000	9,756,133
1.5% 6/1/52 (j)		47,200,000	40,042,564
1.5% 7/1/52 (j)		5,950,000	5,070,981
1.5% 7/1/52 (j)		24,350,000	20,601,167
2% 6/1/37 (j)		14,600,000	13,802,703
2% 6/1/37 (j)		59,900,000	56,628,897
2% 6/1/37 (j)		59,900,000	56,628,897
2% 6/1/37 (j)		14,600,000	13,802,703
2% 6/1/37 (j)		59,900,000	56,628,897
2% 6/1/37 (j)		14,600,000	13,802,703
2% 6/1/37 (j)		25,850,000	24,438,347
2% 6/1/37 (j)		6,300,000	5,955,961
2% 6/1/37 (j)		29,950,000	28,314,448
2% 6/1/37 (j)		7,300,000	6,901,351
2% 6/1/37 (j)		7,000,000	6,617,734
2% 6/1/37 (j)		28,800,000	27,227,249
2% 6/1/52 (j)		32,800,000	29,102,312
2% 6/1/52 (j)		4,500,000	3,992,695
2% 6/1/52 (j)		2,300,000	2,040,711
2% 6/1/52 (j)		21,900,000	19,431,117
2% 6/1/52 (j)		18,250,000	16,192,597
2% 6/1/52 (j)		104,650,000	92,852,345
2% 6/1/52 (j)		106,750,000	94,715,603
2% 6/1/52 (j)		18,850,000	16,724,957
2% 6/1/52 (j)		65,100,000	57,760,991
2% 6/1/52 (j)		11,500,000	10,203,554
2% 7/1/52 (j)		56,700,000	50,232,656
2% 7/1/52 (j)		12,550,000	11,118,516
2% 7/1/52 (j)		62,575,000	55,437,539
2% 7/1/52 (j)		6,575,000	5,825,039
2% 7/1/52 (j)		51,350,000	45,492,891
2% 7/1/52 (j)		9,050,000	8,017,734
2% 7/1/52 (j)		12,650,000	11,207,109
2% 7/1/52 (j)		76,500,000	67,774,219
2% 7/1/52 (j)		62,400,000	55,282,500
2% 7/1/52 (j)		10,150,000	8,992,266
2% 7/1/52 (j)		91,450,000	81,018,984
2% 7/1/52 (j)		16,100,000	14,263,594
2.5% 6/1/37 (j)		62,750,000	60,754,732
2.5% 6/1/37 (j)		10,500,000	10,166,130
2.5% 6/1/37 (j)		48,650,000	47,103,071
2.5% 6/1/37 (j)		8,100,000	7,842,443
2.5% 6/1/52 (j)		81,900,000	75,367,132
2.5% 6/1/52 (j)		11,050,000	10,168,581
2.5% 6/1/52 (j)		65,075,000	59,884,202
2.5% 6/1/52 (j)		5,850,000	5,383,367
2.5% 6/1/52 (j)		95,250,000	87,652,250
2.5% 6/1/52 (j)		10,000,000	9,202,336
2.5% 6/1/52 (j)		14,000,000	12,883,270
2.5% 6/1/52 (j)		117,000,000	107,667,331
2.5% 6/1/52 (j)		142,950,000	131,547,393
2.5% 6/1/52 (j)		19,300,000	17,760,508
2.5% 7/1/52 (j)		22,400,000	20,578,233
2.5% 7/1/52 (j)		187,000,000	171,791,496
2.5% 7/1/52 (j)		61,050,000	56,084,871
2.5% 7/1/52 (j)		7,200,000	6,614,432
2.5% 7/1/52 (j)		9,200,000	8,451,774
2.5% 7/1/52 (j)		78,000,000	71,656,346
3% 6/1/37 (j)		18,300,000	18,058,383
3% 6/1/37 (j)		4,200,000	4,144,547
3% 6/1/52 (j)		45,100,000	43,003,554
3% 6/1/52 (j)		5,650,000	5,387,363
3% 6/1/52 (j)		22,000,000	20,977,343
3% 7/1/52 (j)		42,700,000	40,636,723
3% 7/1/52 (j)		5,350,000	5,091,486
3.5% 6/1/52 (j)		44,275,000	43,406,794
3.5% 6/1/52 (j)		8,700,000	8,529,398
3.5% 6/1/52 (j)		19,400,000	19,019,578
3.5% 6/1/52 (j)		15,550,000	15,245,074
3.5% 6/1/52 (j)		19,250,000	18,872,519
3.5% 6/1/52 (j)		11,350,000	11,127,433
3.5% 6/1/52 (j)		2,950,000	2,892,152
3.5% 6/1/52 (j)		1,750,000	1,715,684
3.5% 6/1/52 (j)		20,850,000	20,441,144
3.5% 7/1/52 (j)		10,800,000	10,565,437
3.5% 7/1/52 (j)		20,850,000	20,397,163
4% 6/1/52 (j)		64,325,000	64,350,145
4% 6/1/52 (j)		6,750,000	6,752,639
4% 6/1/52 (j)		18,900,000	18,907,388
4% 6/1/52 (j)		3,900,000	3,901,525
4% 6/1/52 (j)		10,800,000	10,804,222
4% 6/1/52 (j)		26,200,000	26,210,242
4% 6/1/52 (j)		5,600,000	5,602,189
4% 6/1/52 (j)		4,300,000	4,301,681
4% 6/1/52 (j)		21,100,000	21,108,248
4% 6/1/52 (j)		108,375,000	108,417,364
4% 6/1/52 (j)		11,350,000	11,354,437
4% 7/1/52 (j)		75,000,000	74,833,028
4% 7/1/52 (j)		13,200,000	13,170,613
4.5% 6/1/52 (j)		41,300,000	42,025,988
4.5% 6/1/52 (j)		21,450,000	21,827,057
4.5% 6/1/52 (j)		24,050,000	24,472,761
4.5% 6/1/52 (j)		16,800,000	17,095,317
4.5% 6/1/52 (j)		40,400,000	41,110,167
4.5% 6/1/52 (j)		74,500,000	75,809,591
4.5% 6/1/52 (j)		7,100,000	7,224,807
4.5% 7/1/52 (j)		9,900,000	10,041,928
4.5% 7/1/52 (j)		78,900,000	80,031,126

TOTAL UNIFORM MORTGAGE BACKED SECURITIES			3,285,435,383

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $10,591,554,399)			10,250,456,786

Asset-Backed Securities - 2.0%
AASET Trust:
Series 2018-1A Class A, 3.844% 1/16/38 (b)		$7,422,536	$5,122,482
Series 2019-1 Class A, 3.844% 5/15/39 (b)		4,080,986	2,507,072
Series 2019-2:
Class A, 3.376% 10/16/39 (b)		7,720,375	5,941,601
Class B, 4.458% 10/16/39 (b)		1,488,945	960,221
Series 2021-1A Class A, 2.95% 11/16/41 (b)		10,769,192	9,109,451
Series 2021-2A Class A, 2.798% 1/15/47 (b)		20,540,002	17,789,669
Affirm, Inc. Series 2021-A Class A, 0.88% 8/15/25 (b)		4,062,000	3,996,968
Aimco Series 2021-BA Class AR, 3 month U.S. LIBOR + 1.100% 2.1443% 1/15/32 (b)(c)(e)		8,580,000	8,392,235
AIMCO CLO Ltd. Series 2021-11A Class AR, 3 month U.S. LIBOR + 1.130% 2.1743% 10/17/34 (b)(c)(e)		7,980,000	7,720,562
Allegro CLO XV, Ltd. / Allegro CLO VX LLC Series 2022-1A Class A, CME TERM SOFR 3 MONTH INDEX + 1.500% 0% 7/20/35 (b)(c)(e)(j)		12,690,000	12,527,086
Allegro CLO, Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.140% 2.2027% 7/20/34 (b)(c)(e)		8,250,000	7,978,682
Apollo Aviation Securitization Equity Trust Series 2020-1A:
Class A, 3.351% 1/16/40 (b)		3,134,663	2,647,051
Class B, 4.335% 1/16/40 (b)		501,466	228,132
Ares CLO Series 2019-54A Class A, 3 month U.S. LIBOR + 1.320% 2.3643% 10/15/32 (b)(c)(e)		8,066,000	7,937,218
Ares LV CLO Ltd. Series 2021-55A Class A1R, 3 month U.S. LIBOR + 1.130% 2.1743% 7/15/34 (b)(c)(e)		10,540,000	10,280,020
Ares LVIII CLO LLC Series 2022-58A Class AR, U.S. 90-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 1.330% 2.1764% 1/15/35 (b)(c)(e)		18,170,000	17,618,341
Ares XLI CLO Ltd. / Ares XLI CLO LLC Series 2021-41A Class AR2, 3 month U.S. LIBOR + 1.070% 2.1143% 4/15/34 (b)(c)(e)		24,780,000	23,960,971
Ares XXXIV CLO Ltd. Series 2020-2A Class AR2, 3 month U.S. LIBOR + 1.250% 2.2943% 4/17/33 (b)(c)(e)		20,753,000	20,385,091
Babson CLO Ltd. Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.150% 2.1943% 10/15/36 (b)(c)(e)		7,970,000	7,743,899
Barings CLO Ltd. Series 2021-4A Class A, 3 month U.S. LIBOR + 1.220% 2.2827% 1/20/32 (b)(c)(e)		9,220,000	9,078,464
Beechwood Park CLO Ltd. Series 2022-1A Class A1R, CME TERM SOFR 3 MONTH INDEX + 1.300% 2.1464% 1/17/35 (b)(c)(e)		15,590,000	15,178,826
BETHP Series 2021-1A Class A, 3 month U.S. LIBOR + 1.130% 2.1743% 1/15/35 (b)(c)(e)		11,380,000	11,031,590
Blackbird Capital Aircraft:
Series 2016-1A:
Class A, 4.213% 12/16/41 (b)		5,505,025	4,927,218
Class AA, 2.487% 12/16/41 (b)(c)		657,210	619,092
Series 2021-1A Class A, 2.443% 7/15/46 (b)		25,251,664	21,888,872
Brazos Higher Education Authority, Inc. Series 2011-2 Class A2, 3 month U.S. LIBOR + 0.850% 2.034% 7/25/29 (c)(e)		71,099	71,101
Bristol Park CLO, Ltd. Series 2020-1A Class AR, 3 month U.S. LIBOR + 0.990% 2.0343% 4/15/29 (b)(c)(e)		10,557,934	10,415,497
Castlelake Aircraft Securitization Trust:
Series 2019-1A:
Class A, 3.967% 4/15/39 (b)		6,655,712	5,759,482
Class B, 5.095% 4/15/39 (b)		3,098,041	2,501,753
Series 2021-1R Class A, 2.741% 8/15/41 (b)		28,496,858	25,368,473
Castlelake Aircraft Structured Trust:
Series 2018-1 Class A, 4.125% 6/15/43 (b)		3,243,702	2,920,824
Series 2021-1A:
Class A, 3.474% 1/15/46 (b)		3,372,044	3,029,396
Class B, 6.656% 1/15/46 (b)		2,756,103	2,294,225
Cedar Funding Ltd.:
Series 2021-10A Class AR, 3 month U.S. LIBOR + 1.100% 2.1627% 10/20/32 (b)(c)(e)		7,910,000	7,711,071
Series 2022-15A Class A, CME TERM SOFR 3 MONTH INDEX + 1.320% 2.0327% 4/20/35 (b)(c)(e)		14,330,000	13,873,200
Cedar Funding XII CLO Ltd. / Cedar Funding XII CLO LLC Series 2021-12A Class A1R, 3 month U.S. LIBOR + 1.130% 2.314% 10/25/34 (b)(c)(e)		6,880,000	6,655,932
Cent CLO Ltd. / Cent CLO Series 2021-29A Class AR, 3 month U.S. LIBOR + 1.170% 2.2327% 10/20/34 (b)(c)(e)		11,410,000	11,008,505
Citi Mortgage Loan Trust Series 2007-1 Class 1A, 1 month U.S. LIBOR + 1.350% 2.3557% 10/25/37 (b)(c)(e)		74,026	73,882
Columbia Cent CLO 31 Ltd. Series 2021-31A Class A1, 3 month U.S. LIBOR + 1.200% 2.2627% 4/20/34 (b)(c)(e)		9,300,000	9,015,290
Columbia Cent CLO Ltd. / Columbia Cent CLO Corp. Series 2021-30A Class A1, 3 month U.S. LIBOR + 1.310% 2.3727% 1/20/34 (b)(c)(e)		12,220,000	11,936,899
DB Master Finance LLC:
Series 2017-1A Class A2II, 4.03% 11/20/47 (b)		5,267,208	5,158,687
Series 2019-1A:
Class A23, 4.352% 5/20/49 (b)		977,363	962,579
Class A2II, 4.021% 5/20/49 (b)		735,210	719,904
Series 2021-1A Class A23, 2.791% 11/20/51 (b)		6,965,000	5,863,437
Dominos Pizza Master Issuer LLC:
Series 2019-1A Class A2, 3.668% 10/25/49 (b)		11,803,313	10,913,980
Series 2021-1A:
Class A2I, 2.662% 4/25/51 (b)		7,098,300	6,339,080
Class A2II, 3.151% 4/25/51 (b)		6,017,220	5,321,262
Dryden 98 CLO Ltd. Series 2022-98A Class A, CME TERM SOFR 3 MONTH INDEX + 1.300% 2.204% 4/20/35 (b)(c)(e)		9,710,000	9,413,011
Dryden CLO, Ltd.:
Series 2021-76A Class A1R, 3 month U.S. LIBOR + 1.150% 2.2127% 10/20/34 (b)(c)(e)		7,990,000	7,782,092
Series 2021-83A Class A, 3 month U.S. LIBOR + 1.220% 2.2643% 1/18/32 (b)(c)(e)		7,360,000	7,246,943
Dryden Senior Loan Fund:
Series 2018-70A Class A1, 3 month U.S. LIBOR + 1.170% 2.2327% 1/16/32 (b)(c)(e)		2,909,000	2,877,222
Series 2020-78A Class A, 3 month U.S. LIBOR + 1.180% 2.2243% 4/17/33 (b)(c)(e)		7,000,000	6,840,596
Series 2021-85A Class AR, 3 month U.S. LIBOR + 1.150% 2.1943% 10/15/35 (b)(c)(e)		9,590,000	9,295,558
Series 2021-90A Class A1A, 3 month U.S. LIBOR + 1.130% 2.608% 2/20/35 (b)(c)(e)		6,930,000	6,711,476
Eaton Vance CLO, Ltd.:
Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.100% 2.1443% 4/15/31 (b)(c)(e)		4,560,000	4,466,205
Series 2021-2A Class AR, 3 month U.S. LIBOR + 1.150% 2.1943% 1/15/35 (b)(c)(e)		11,970,000	11,625,683
Eaton Vance CLO, Ltd. / Eaton Vance CLO LLC Series 2021-1A Class A13R, 3 month U.S. LIBOR + 1.250% 2.2943% 1/15/34 (b)(c)(e)		2,000,000	1,955,474
Enterprise Fleet Financing LLC Series 2021-1 Class A2, 0.44% 12/21/26 (b)		8,609,767	8,381,100
Flatiron CLO Ltd. Series 2021-1A:
Class A1, 3 month U.S. LIBOR + 1.110% 2.1543% 7/19/34 (b)(c)(e)		7,180,000	6,952,645
Class AR, 3 month U.S. LIBOR + 1.080% 2.4913% 11/16/34 (b)(c)(e)		11,500,000	11,208,280
Flatiron CLO Ltd. / Flatiron CLO LLC Series 2020-1A Class A, 3 month U.S. LIBOR + 1.300% 2.778% 11/20/33 (b)(c)(e)		12,800,000	12,510,605
Ford Credit Auto Owner Trust Series 2020-2 Class A, 1.06% 4/15/33 (b)		14,930,000	13,741,830
Ford Credit Floorplan Master Owner Trust:
Series 2019-2 Class A, 3.06% 4/15/26		8,253,000	8,203,074
Series 2019-3 Class A1, 2.23% 9/15/24		4,320,000	4,323,631
Series 2019-4 Class A, 2.44% 9/15/26		1,300,000	1,265,216
Horizon Aircraft Finance I Ltd. Series 2018-1 Class A, 4.458% 12/15/38 (b)		3,006,895	2,654,508
Horizon Aircraft Finance Ltd. Series 2019-1 Class A, 3.721% 7/15/39 (b)		4,253,376	3,785,493
Invesco CLO Ltd. Series 2021-3A Class A, 3 month U.S. LIBOR + 1.130% 2.2663% 10/22/34 (b)(c)(e)		9,130,000	8,812,678
KKR CLO Ltd. Series 2022-41A Class A1, CME TERM SOFR 3 MONTH INDEX + 1.330% 2.0223% 4/15/35 (b)(c)(e)		19,170,000	18,526,292
Lanark Master Issuer PLC Series 2020-1A Class 1A, 2.277% 12/22/69 (b)(c)		7,887,000	7,844,426
Lucali CLO Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.210% 2.2543% 1/15/33 (b)(c)(e)		4,500,000	4,418,177
Madison Park Funding Series 2020-19A Class A1R2, 3 month U.S. LIBOR + 0.920% 2.0563% 1/22/28 (b)(c)(e)		2,557,363	2,531,436
Madison Park Funding L Ltd. / Madison Park Funding L LLC Series 2021-50A Class A, 3 month U.S. LIBOR + 1.140% 2.1843% 4/19/34 (b)(c)(e)		9,810,000	9,584,664
Madison Park Funding LII Ltd. / Madison Park Funding LII LLC Series 2021-52A Class A, 3 month U.S. LIBOR + 1.100% 2.2363% 1/22/35 (b)(c)(e)		11,690,000	11,283,176
Madison Park Funding XLV Ltd./Madison Park Funding XLV LLC Series 2021-45A Class AR, 3 month U.S. LIBOR + 1.120% 2.1643% 7/15/34 (b)(c)(e)		7,360,000	7,139,818
Magnetite CLO Ltd. Series 2021-27A Class AR, 3 month U.S. LIBOR + 1.140% 2.2027% 10/20/34 (b)(c)(e)		3,092,000	2,996,027
Magnetite XVI, Ltd. / Magnetite XVI, LLC Series 2015-16A Class AR, 3 month U.S. LIBOR + 0.800% 1.8443% 1/18/28 (b)(c)(e)		7,943,660	7,858,417
Magnetite XXIII, Ltd. Series 2021-23A Class AR, 3 month U.S. LIBOR + 1.130% 2.314% 1/25/35 (b)(c)(e)		9,420,000	9,125,116
Magnetite XXIX, Ltd. / Magnetite XXIX LLC Series 2021-29A Class A, 3 month U.S. LIBOR + 0.990% 2.0343% 1/15/34 (b)(c)(e)		8,400,000	8,225,784
MAPS Trust Series 2021-1A Class A, 2.521% 6/15/46 (b)		34,772,595	30,109,753
Marlette Funding Trust:
Series 2021-3A Class A, 0.65% 12/15/31 (b)		10,964,281	10,784,970
Series 2022-1A Class A, 1.36% 4/15/32 (b)		14,595,108	14,412,169
Metlife Securitization Trust Series 2019-1A Class A1A, 3.75% 4/25/58 (b)		1,390,097	1,386,037
Milos CLO, Ltd. Series 2020-1A Class AR, 3 month U.S. LIBOR + 1.070% 2.1327% 10/20/30 (b)(c)(e)		10,859,000	10,700,383
Peace Park CLO, Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.130% 2.1927% 10/20/34 (b)(c)(e)		5,068,000	4,925,675
Planet Fitness Master Issuer LLC:
Series 2019-1A Class A2, 3.858% 12/5/49 (b)		18,798,303	16,911,273
Series 2022-1A:
Class A2I, 3.251% 12/5/51 (b)		9,720,000	8,909,439
Class A2II, 4.008% 12/5/51 (b)		9,720,000	8,380,876
Preston Ridge Partners Mortgage Trust Series 2021-RPL2 Class A1, 1.455% 10/25/51(b)(c)		6,300,497	5,897,637
Project Silver Series 2019-1 Class A, 3.967% 7/15/44 (b)		6,437,122	5,566,913
Rockland Park CLO Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.120% 2.1827% 4/20/34 (b)(c)(e)		12,190,000	11,924,709
RR 7 Ltd. Series 2022-7A Class A1AB, 3 month U.S. LIBOR + 1.340% 1.5203% 1/15/37 (b)(c)(e)		15,740,000	15,281,327
Sapphire Aviation Finance Series 2020-1A:
Class A, 3.228% 3/15/40 (b)		18,666,599	16,244,468
Class B, 4.335% 3/15/40 (b)		853,777	574,343
SBA Tower Trust:
Series 2019, 2.836% 1/15/50 (b)		8,715,000	8,502,616
1.884% 7/15/50 (b)		4,275,000	3,989,059
2.328% 7/15/52 (b)		3,269,000	2,945,329
SLM Student Loan Trust Series 2003-10A Class A3, 3 month U.S. LIBOR + 0.470% 1.296% 12/15/27 (b)(c)(e)		73,801	73,787
Store Master Funding Series 2021-1A Class A1, 2.12% 6/20/51 (b)		10,949,583	9,529,920
SYMP Series 2022-32A Class A1, CME TERM SOFR 3 MONTH INDEX + 1.320% 1.6326% 4/23/35 (b)(c)(e)		15,650,000	15,194,214
Symphony CLO XXI, Ltd. Series 2021-21A Class AR, 3 month U.S. LIBOR + 1.060% 2.1043% 7/15/32 (b)(c)(e)		1,769,000	1,736,871
Symphony CLO XXVI Ltd. / Symphony CLO XXVI LLC Series 2021-26A Class AR, 3 month U.S. LIBOR + 1.080% 2.1427% 4/20/33 (b)(c)(e)		14,285,000	13,957,816
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 1.8657% 9/25/34 (c)(e)		6,201	6,066
Thunderbolt Aircraft Lease Ltd. Series 2018-A Class A, 4.147% 9/15/38 (b)(c)		8,775,523	7,665,858
Thunderbolt III Aircraft Lease Ltd. Series 2019-1 Class A, 3.671% 11/15/39 (b)		18,801,748	16,139,045
Towd Point Mortgage Trust Series 2019-1 Class A1, 3.6585% 3/25/58 (b)(c)		726,152	716,769
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, 3 month U.S. LIBOR + 0.560% 1.529% 4/6/42 (b)(c)(e)		778,000	570,652
Upstart Securitization Trust:
Series 2021-1 Class A, 0.87% 3/20/31 (b)		459,915	455,763
Series 2021-2 Class A, 0.91% 6/20/31 (b)		9,071,843	8,888,460
Series 2021-3 Class A, 0.83% 7/20/31 (b)		16,486,198	16,092,221
Series 2021-4 Class A, 0.84% 9/20/31 (b)		22,970,798	22,244,871
Series 2021-5 Class A, 1.31% 11/20/31 (b)		17,013,110	16,491,457
3.12% 3/20/32 (b)		18,965,873	18,698,251
Voya CLO Ltd./Voya CLO LLC:
Series 2021-2A Class A1R, 3 month U.S. LIBOR + 1.160% 2.2043% 7/19/34 (b)(c)(e)		7,780,000	7,575,985
Series 2021-3A Class AR, 3 month U.S. LIBOR + 1.150% 2.2127% 10/20/34 (b)(c)(e)		13,570,000	13,121,973
Voya CLO, Ltd. Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.150% 2.1943% 7/16/34 (b)(c)(e)		7,590,000	7,361,647
TOTAL ASSET-BACKED SECURITIES
(Cost $1,032,441,908)			977,040,528

Collateralized Mortgage Obligations - 0.8%
Private Sponsor - 0.6%
Ajax Mortgage Loan Trust sequential payer:
Series 2021-C Class A, 2.115% 1/25/61 (b)		3,478,278	3,409,546
Series 2021-E Class A1, 1.74% 12/25/60 (b)		15,859,532	14,519,695
Binom Securitization Trust 202 Series 2022-RPL1 Class A1, 3% 2/25/61 (b)		16,345,442	15,847,783
Brass PLC Series 2021-10A Class A1, 0.669% 4/16/69 (b)(c)		6,064,976	5,849,026
BRAVO Residential Funding Trust sequential payer Series 2022-RPL1 Class A1, 2.75% 9/25/61 (b)		14,909,574	14,354,148
Cascade Funding Mortgage Trust:
sequential payer Series 2022-EBO2 Class A, 3.169% 7/25/54 (b)		16,512,373	16,464,258
Series 2021-EBO1 Class A, 0.9849% 11/25/50 (b)(c)		10,940,883	10,741,209
Series 2021-HB5 Class A, 0.8006% 2/25/31 (b)		6,382,213	6,296,791
Series 2021-HB6 Class A, 0.8983% 6/25/36 (b)		8,122,090	8,013,800
Series 2021-HB7 Class A, 1.1512% 10/27/31 (b)		11,033,006	10,848,025
CFMT LLC Series 2020-HB4 Class A, 0.9461% 12/26/30 (b)		4,106,488	4,066,326
CIM Trust sequential payer Series 2022-R2 Class A1, 0% 12/25/61 (b)(c)		11,700,000	11,432,257
Citigroup Mortgage Loan Trust sequential payer Series 2014-8 Class 2A1, 3.45% 6/27/37 (b)(c)		26,173	25,921
COLT Trust sequential payer Series 2021-RPL1 Class A1, 1.6654% 9/25/61 (b)		9,473,622	9,061,527
CSMC:
floater Series 2015-1R Class 6A1, 1 month U.S. LIBOR + 0.280% 1.2279% 5/27/37 (b)(c)(e)		45,314	44,709
Series 2014-3R:
Class 2A1, 1 month U.S. LIBOR + 0.700% 0% 5/27/37 (b)(c)(e)(k)		556,406	56
Class AA1, 1 month U.S. LIBOR + 0.280% 1.2279% 5/27/37 (b)(c)(e)		632,019	603,376
CSMC Trust sequential payer:
Series 2020-RPL3 Class A1, 2.691% 3/25/60 (b)(c)		1,912,062	1,867,020
Series 2020-RPL4 Class A1, 2% 1/25/60 (b)		3,627,047	3,506,544
Finance of America HECM Buyout sequential payer Series 2022-HB1 Class A, 2.6948% 2/25/32 (b)(c)		34,732,695	34,086,994
New Residential Mortgage Loan Trust:
Series 2019-5A Class A1B, 3.5% 8/25/59 (b)		2,899,176	2,889,149
Series 2020-1A Class A1B, 3.5% 10/25/59 (b)		4,399,294	4,323,498
New York Mortgage Trust sequential payer Series 2021-SP1 Class A1, 1.6696% 8/25/61 (b)		10,593,857	9,786,729
NYMT Loan Trust sequential payer Series 2021-CP1 Class A1, 2.0424% 7/25/61 (b)		21,203,671	20,431,656
Oceanview Trust sequential payer Series 2021-1 Class A, 1.2187% 12/29/51 (b)(c)		21,277,308	21,119,467
Preston Ridge Partners Mortgage Trust:
Series 2021-2 Class A1, 2.115% 3/25/26 (b)		11,557,187	11,131,911
Series 2021-RPL1 Class A1, 1.319% 7/25/51 (b)		4,617,604	4,375,905
RMF Buyout Issuance Trust:
sequential payer:
Series 2021-HB1 Class A, 1.2586% 11/25/31 (b)		18,770,780	18,090,601
Series 2022-HB1 Class A, 4.272% 4/25/32 (b)		10,650,555	10,590,017
Series 2020-HB1 Class A1, 1.7188% 10/25/50 (b)		5,498,779	5,254,530
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 1.1915% 7/20/34 (c)(e)		1,458	1,385
Thornburg Mortgage Securities Trust floater Series 2003-4 Class A1, 1 month U.S. LIBOR + 0.640% 1.6457% 9/25/43 (c)(e)		70,440	68,355
Towd Point Mortgage Trust sequential payer Series 2021-1 Class A1, 2.25% 11/25/61 (b)(c)		40,716,433	38,836,474
Wells Fargo Mortgage Backed Securities Trust Series 2003-I Class A1, 2.4678% 9/25/33 (c)		6,874	6,822

TOTAL PRIVATE SPONSOR			317,945,510

U.S. Government Agency - 0.2%
Fannie Mae:
floater:
Series 2002-18 Class FD, 1 month U.S. LIBOR + 0.800% 1.8057% 2/25/32 (c)(e)		2,424	2,460
Series 2002-39 Class FD, 1 month U.S. LIBOR + 1.000% 1.9356% 3/18/32 (c)(e)		4,579	4,666
Series 2002-60 Class FV, 1 month U.S. LIBOR + 1.000% 2.0057% 4/25/32 (c)(e)		5,194	5,304
Series 2002-63 Class FN, 1 month U.S. LIBOR + 1.000% 2.0057% 10/25/32 (c)(e)		6,753	6,886
Series 2002-7 Class FC, 1 month U.S. LIBOR + 0.750% 1.7557% 1/25/32 (c)(e)		2,402	2,433
Series 2003-118 Class S, 8.100% - 1 month U.S. LIBOR 7.0943% 12/25/33 (c)(l)(m)		96,948	18,455
Series 2006-104 Class GI, 6.680% - 1 month U.S. LIBOR 5.6743% 11/25/36 (c)(l)(m)		62,412	8,515
Series 2012-154 Class F, 1 month U.S. LIBOR + 0.300% 1.3057% 1/25/43 (c)(e)		575,246	573,643
Series 2017-36 Class FB, 1 month U.S. LIBOR + 0.350% 1.3557% 5/25/47 (c)(e)		1,135,723	1,135,183
Series 2018-32 Class FB, 1 month U.S. LIBOR + 0.300% 1.3057% 5/25/48 (c)(e)		656,365	654,415
Series 2018-38 Class FG, 1 month U.S. LIBOR + 0.300% 1.3057% 6/25/48 (c)(e)		1,541,287	1,536,133
Series 2019-23 Class FC, 1 month U.S. LIBOR + 0.450% 1.4557% 5/25/49 (c)(e)		9,966,016	9,993,433
planned amortization class:
Series 1992-168 Class KB, 7% 10/25/22		118	119
Series 1993-207 Class H, 6.5% 11/25/23		8,978	9,133
Series 1996-28 Class PK, 6.5% 7/25/25		3,599	3,670
Series 1999-17 Class PG, 6% 4/25/29		36,604	38,462
Series 1999-32 Class PL, 6% 7/25/29		40,392	42,562
Series 1999-33 Class PK, 6% 7/25/29		30,870	32,519
Series 2001-52 Class YZ, 6.5% 10/25/31		4,592	4,814
Series 2003-28 Class KG, 5.5% 4/25/23		2,882	2,900
Series 2005-102 Class CO 11/25/35 (n)		16,363	14,349
Series 2005-39 Class TE, 5% 5/25/35		16,233	17,131
Series 2005-73 Class SA, 17.500% - 1 month U.S. LIBOR 14.9352% 8/25/35 (c)(m)		4,573	5,212
Series 2005-81 Class PC, 5.5% 9/25/35		45,476	48,522
Series 2006-12 Class BO 10/25/35 (n)		74,697	65,929
Series 2006-15 Class OP 3/25/36 (n)		87,252	74,054
Series 2006-37 Class OW 5/25/36 (n)		8,504	7,006
Series 2006-45 Class OP 6/25/36 (n)		26,923	22,332
Series 2006-62 Class KP 4/25/36 (n)		44,700	38,008
Series 2012-149:
Class DA, 1.75% 1/25/43		124,037	117,590
Class GA, 1.75% 6/25/42		134,549	127,293
sequential payer:
Series 1997-41 Class J, 7.5% 6/18/27		5,857	6,208
Series 1999-25 Class Z, 6% 6/25/29		26,561	27,719
Series 2001-20 Class Z, 6% 5/25/31		41,620	43,999
Series 2001-31 Class ZC, 6.5% 7/25/31		20,069	21,169
Series 2002-16 Class ZD, 6.5% 4/25/32		13,032	13,645
Series 2002-74 Class SV, 7.550% - 1 month U.S. LIBOR 6.5443% 11/25/32 (c)(l)(m)		37,116	2,738
Series 2012-67 Class AI, 4.5% 7/25/27 (l)		52,450	2,319
Series 06-116 Class SG, 6.640% - 1 month U.S. LIBOR 5.6343% 12/25/36 (c)(l)(m)		47,806	8,196
Series 07-40 Class SE, 6.440% - 1 month U.S. LIBOR 5.4343% 5/25/37 (c)(l)(m)		24,270	4,025
Series 1993-165 Class SH, 19.800% - 1 month U.S. LIBOR 16.9551% 9/25/23 (c)(m)		574	598
Series 2003-21 Class SK, 8.100% - 1 month U.S. LIBOR 7.0943% 3/25/33 (c)(l)(m)		7,037	1,185
Series 2005-72 Class ZC, 5.5% 8/25/35		347,488	363,509
Series 2005-79 Class ZC, 5.9% 9/25/35		209,056	222,750
Series 2007-57 Class SA, 40.600% - 1 month U.S. LIBOR 34.5857% 6/25/37 (c)(m)		29,011	46,596
Series 2007-66:
Class SA, 39.600% - 1 month U.S. LIBOR 33.5657% 7/25/37 (c)(m)		29,758	48,202
Class SB, 39.600% - 1 month U.S. LIBOR 33.5657% 7/25/37 (c)(m)		9,600	13,518
Series 2008-12 Class SG, 6.350% - 1 month U.S. LIBOR 5.3443% 3/25/38 (c)(l)(m)		159,716	22,852
Series 2010-135:
Class LS, 6.050% - 1 month U.S. LIBOR 5.0443% 12/25/40 (c)(l)(m)		163,426	19,676
Class ZA, 4.5% 12/25/40		60,465	65,229
Series 2010-139 Class NI, 4.5% 2/25/40 (l)		60,895	2,201
Series 2010-150 Class ZC, 4.75% 1/25/41		661,791	699,540
Series 2010-95 Class ZC, 5% 9/25/40		1,534,367	1,624,124
Series 2011-39 Class ZA, 6% 11/25/32		106,873	114,326
Series 2011-4 Class PZ, 5% 2/25/41		207,338	214,540
Series 2011-67 Class AI, 4% 7/25/26 (l)		16,602	588
Series 2011-83 Class DI, 6% 9/25/26 (l)		1,184	10
Series 2012-100 Class WI, 3% 9/25/27 (l)		372,685	22,022
Series 2012-14 Class JS, 6.650% - 1 month U.S. LIBOR 5.6443% 12/25/30 (c)(l)(m)		61,591	1,636
Series 2012-9 Class SH, 6.550% - 1 month U.S. LIBOR 5.5443% 6/25/41 (c)(l)(m)		48,671	1,271
Series 2013-133 Class IB, 3% 4/25/32 (l)		143,959	5,419
Series 2013-134 Class SA, 6.050% - 1 month U.S. LIBOR 5.0443% 1/25/44 (c)(l)(m)		96,382	16,003
Series 2013-44 Class DJ, 1.85% 5/25/33		8,339,715	7,921,244
Series 2013-51 Class GI, 3% 10/25/32 (l)		104,629	7,201
Series 2013-N1 Class A, 6.720% - 1 month U.S. LIBOR 5.7143% 6/25/35 (c)(l)(m)		137,489	16,768
Series 2015-42 Class IL, 6% 6/25/45 (l)		684,287	128,788
Series 2015-70 Class JC, 3% 10/25/45		756,447	747,143
Series 2017-30 Class AI, 5.5% 5/25/47 (l)		345,506	66,509
Fannie Mae Stripped Mortgage-Backed Securities:
Series 339 Class 5, 5.5% 7/25/33 (l)		22,879	3,990
Series 343 Class 16, 5.5% 5/25/34 (l)		20,391	3,301
Series 348 Class 14, 6.5% 8/25/34 (c)(l)		18,163	3,792
Series 351:
Class 12, 5.5% 4/25/34 (c)(l)		11,344	2,044
Class 13, 6% 3/25/34 (l)		16,682	2,966
Series 359 Class 19, 6% 7/25/35 (c)(l)		9,758	1,929
Series 384 Class 6, 5% 7/25/37 (l)		94,861	16,887
Freddie Mac:
floater:
Series 2412 Class FK, 1 month U.S. LIBOR + 0.800% 1.6747% 1/15/32 (c)(e)		1,798	1,824
Series 2423 Class FA, 1 month U.S. LIBOR + 0.900% 1.7747% 3/15/32 (c)(e)		2,813	2,865
Series 2424 Class FM, 1 month U.S. LIBOR + 1.000% 1.8747% 3/15/32 (c)(e)		2,680	2,732
Series 2432:
Class FE, 1 month U.S. LIBOR + 0.900% 1.7747% 6/15/31 (c)(e)		4,865	4,943
Class FG, 1 month U.S. LIBOR + 0.900% 1.7747% 3/15/32 (c)(e)		1,570	1,597
Series 4709 Class FE, 1 month U.S. LIBOR + 0.350% 1.2247% 8/15/47 (c)(e)		626,131	626,127
floater target amortization class Series 3366 Class FD, 1 month U.S. LIBOR + 0.250% 1.1247% 5/15/37 (c)(e)		110,676	110,260
planned amortization class:
Series 2095 Class PE, 6% 11/15/28		46,789	49,365
Series 2101 Class PD, 6% 11/15/28		2,774	2,928
Series 2104 Class PG, 6% 12/15/28		3,335	3,519
Series 2121 Class MG, 6% 2/15/29		18,250	19,237
Series 2131 Class BG, 6% 3/15/29		101,493	107,143
Series 2137 Class PG, 6% 3/15/29		15,540	16,407
Series 2154 Class PT, 6% 5/15/29		35,414	37,392
Series 2162 Class PH, 6% 6/15/29		6,653	7,002
Series 2520 Class BE, 6% 11/15/32		51,056	54,820
Series 2693 Class MD, 5.5% 10/15/33		207,338	212,722
Series 2802 Class OB, 6% 5/15/34		55,530	58,749
Series 3002 Class NE, 5% 7/15/35		118,619	124,094
Series 3110 Class OP 9/15/35 (n)		34,901	32,387
Series 3119 Class PO 2/15/36 (n)		103,461	86,947
Series 3121 Class KO 3/15/36 (n)		15,983	13,663
Series 3123 Class LO 3/15/36 (n)		58,441	49,385
Series 3145 Class GO 4/15/36 (n)		61,583	52,284
Series 3189 Class PD, 6% 7/15/36		99,921	108,108
Series 3225 Class EO 10/15/36 (n)		32,182	26,775
Series 3258 Class PM, 5.5% 12/15/36		39,851	42,502
Series 3415 Class PC, 5% 12/15/37		44,506	46,193
Series 3806 Class UP, 4.5% 2/15/41		210,944	214,818
Series 3832 Class PE, 5% 3/15/41		437,217	456,603
Series 4135 Class AB, 1.75% 6/15/42		101,238	96,368
Series 4765 Class PE, 3% 12/15/41		29,233	29,201
sequential payer:
Series 2114 Class ZM, 6% 1/15/29		1,545	1,629
Series 2135 Class JE, 6% 3/15/29		12,607	13,308
Series 2274 Class ZM, 6.5% 1/15/31		12,932	13,621
Series 2281 Class ZB, 6% 3/15/30		21,896	23,048
Series 2303 Class ZV, 6% 4/15/31		9,991	10,573
Series 2357 Class ZB, 6.5% 9/15/31		83,646	89,611
Series 2502 Class ZC, 6% 9/15/32		24,987	26,813
Series 2519 Class ZD, 5.5% 11/15/32		27,815	29,571
Series 2546 Class MJ, 5.5% 3/15/23		1,974	1,988
Series 2601 Class TB, 5.5% 4/15/23		904	910
Series 2998 Class LY, 5.5% 7/15/25		11,819	12,150
Series 3871 Class KB, 5.5% 6/15/41		568,283	614,244
Series 06-3115 Class SM, 6.600% - 1 month U.S. LIBOR 5.7253% 2/15/36 (c)(l)(m)		31,427	4,130
Series 1658 Class GZ, 7% 1/15/24		2,332	2,391
Series 2013-4281 Class AI, 4% 12/15/28 (l)		142,576	4,279
Series 2017-4683 Class LM, 3% 5/15/47		970,647	956,643
Series 2380 Class SY, 8.200% - 1 month U.S. LIBOR 7.3253% 11/15/31 (c)(l)(m)		16,568	1,213
Series 2587 Class IM, 6.5% 3/15/33 (l)		3,305	634
Series 2933 Class ZM, 5.75% 2/15/35		473,679	512,018
Series 2935 Class ZK, 5.5% 2/15/35		400,515	429,401
Series 2947 Class XZ, 6% 3/15/35		196,426	211,812
Series 2996 Class ZD, 5.5% 6/15/35		319,803	342,105
Series 3237 Class C, 5.5% 11/15/36		461,700	486,133
Series 3244 Class SG, 6.660% - 1 month U.S. LIBOR 5.7853% 11/15/36 (c)(l)(m)		144,646	22,333
Series 3287 Class SD, 6.750% - 1 month U.S. LIBOR 5.8753% 3/15/37 (c)(l)(m)		213,754	37,459
Series 3297 Class BI, 6.760% - 1 month U.S. LIBOR 5.8853% 4/15/37 (c)(l)(m)		306,810	48,700
Series 3336 Class LI, 6.580% - 1 month U.S. LIBOR 5.7053% 6/15/37 (c)(l)(m)		102,711	14,430
Series 3949 Class MK, 4.5% 10/15/34		82,683	85,199
Series 4055 Class BI, 3.5% 5/15/31 (l)		157,358	6,056
Series 4149 Class IO, 3% 1/15/33 (l)		54,828	4,890
Series 4314 Class AI, 5% 3/15/34 (l)		51,581	2,301
Series 4427 Class LI, 3.5% 2/15/34 (l)		395,012	31,445
Series 4471 Class PA 4% 12/15/40		436,681	441,497
target amortization class Series 2156 Class TC, 6.25% 5/15/29		15,157	15,747
Freddie Mac Manufactured Housing participation certificates guaranteed:
floater Series 1686 Class FA, 1 month U.S. LIBOR + 0.900% 1.4541% 2/15/24 (c)(e)		2,492	2,498
planned amortization class Series 2043 Class CJ, 6.5% 4/15/28		4,199	4,415
sequential payer:
Series 2043 Class ZH, 6% 4/15/28		11,728	12,334
Series 2056 Class Z, 6% 5/15/28		27,538	29,011
Freddie Mac Multi-family Structured pass-thru certificates:
floater Series 4795 Class FA, 1 month U.S. LIBOR + 0.300% 1.1747% 5/15/48 (c)(e)		1,019,779	1,015,897
Series 4386 Class AZ, 4.5% 11/15/40		943,883	968,569
Freddie Mac Seasoned Credit Risk Transfer Trust:
sequential payer:
Series 2018-3 Class MA, 3.5% 8/25/57		7,159,909	7,112,546
Series 2018-4 Class MA, 3.5% 3/25/58		2,805,038	2,789,393
Series 2019-1 Class MA, 3.5% 7/25/58		4,793,732	4,758,353
Series 2018-3 Class M55D, 4% 8/25/57		400,082	400,481
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2007-37 Class TS, 6.690% - 1 month U.S. LIBOR 5.8153% 6/16/37 (c)(l)(m)		59,765	8,908
Series 2010-H03 Class FA, 1 month U.S. LIBOR + 0.550% 1.248% 3/20/60 (c)(e)(o)		704,771	702,599
Series 2010-H17 Class FA, 1 month U.S. LIBOR + 0.330% 1.028% 7/20/60 (c)(e)(o)		105,363	104,505
Series 2010-H18 Class AF, 1 month U.S. LIBOR + 0.300% 0.7376% 9/20/60 (c)(e)(o)		127,757	126,690
Series 2010-H19 Class FG, 1 month U.S. LIBOR + 0.300% 0.7376% 8/20/60 (c)(e)(o)		109,578	108,687
Series 2010-H27 Class FA, 1 month U.S. LIBOR + 0.380% 0.8176% 12/20/60 (c)(e)(o)		274,089	272,237
Series 2011-H05 Class FA, 1 month U.S. LIBOR + 0.500% 0.9376% 12/20/60 (c)(e)(o)		268,863	267,725
Series 2011-H07 Class FA, 1 month U.S. LIBOR + 0.500% 0.9376% 2/20/61 (c)(e)(o)		279,779	278,630
Series 2011-H12 Class FA, 1 month U.S. LIBOR + 0.490% 0.9276% 2/20/61 (c)(e)(o)		425,659	423,878
Series 2011-H13 Class FA, 1 month U.S. LIBOR + 0.500% 0.9376% 4/20/61 (c)(e)(o)		251,631	250,524
Series 2011-H14:
Class FB, 1 month U.S. LIBOR + 0.500% 0.9376% 5/20/61 (c)(e)(o)		407,592	405,898
Class FC, 1 month U.S. LIBOR + 0.500% 0.9376% 5/20/61 (c)(e)(o)		291,605	290,343
Series 2011-H17 Class FA, 1 month U.S. LIBOR + 0.530% 0.9676% 6/20/61 (c)(e)(o)		341,652	340,396
Series 2011-H20 Class FA, 1 month U.S. LIBOR + 0.550% 0.9876% 9/20/61 (c)(e)(o)		952,678	949,463
Series 2011-H21 Class FA, 1 month U.S. LIBOR + 0.600% 1.0376% 10/20/61 (c)(e)(o)		394,746	393,742
Series 2012-H01 Class FA, 1 month U.S. LIBOR + 0.700% 1.1376% 11/20/61 (c)(e)(o)		383,696	383,365
Series 2012-H03 Class FA, 1 month U.S. LIBOR + 0.700% 1.1376% 1/20/62 (c)(e)(o)		236,472	236,251
Series 2012-H06 Class FA, 1 month U.S. LIBOR + 0.630% 1.0676% 1/20/62 (c)(e)(o)		334,841	334,154
Series 2012-H07 Class FA, 1 month U.S. LIBOR + 0.630% 1.0676% 3/20/62 (c)(e)(o)		219,528	219,334
Series 2012-H21 Class DF, 1 month U.S. LIBOR + 0.650% 1.0876% 5/20/61 (c)(e)(o)		5,918	5,907
Series 2014-H03 Class FA, 1 month U.S. LIBOR + 0.600% 1.0376% 1/20/64 (c)(e)(o)		267,657	267,031
Series 2014-H05 Class FB, 1 month U.S. LIBOR + 0.600% 1.0376% 12/20/63 (c)(e)(o)		1,152,626	1,149,979
Series 2014-H11 Class BA, 1 month U.S. LIBOR + 0.500% 0.9376% 6/20/64 (c)(e)(o)		297,094	295,884
Series 2015-H07 Class FA, 1 month U.S. LIBOR + 0.300% 0.7376% 3/20/65 (c)(e)(o)		3,270	3,250
Series 2015-H13 Class FL, 1 month U.S. LIBOR + 0.280% 0.7176% 5/20/63 (c)(e)(o)		6,730	6,657
Series 2015-H19 Class FA, 1 month U.S. LIBOR + 0.200% 0.6376% 4/20/63 (c)(e)(o)		6,480	6,410
Series 2016-H20 Class FM, 1 month U.S. LIBOR + 0.400% 0.8376% 12/20/62 (c)(e)(o)		18,751	18,600
Series 2019-23 Class NF, 1 month U.S. LIBOR + 0.450% 1.3773% 2/20/49 (c)(e)		2,583,633	2,599,432
planned amortization class:
Series 2010-158 Class MS, 10.000% - 1 month U.S. LIBOR 8.1454% 12/20/40 (c)(m)		532,869	515,896
Series 2011-136 Class WI, 4.5% 5/20/40 (l)		22,198	1,519
Series 2016-69 Class WA, 3% 2/20/46		360,203	352,155
Series 2017-134 Class BA, 2.5% 11/20/46		140,275	135,407
Series 2017-153 Class GA, 3% 9/20/47		1,193,969	1,151,089
Series 2017-182 Class KA, 3% 10/20/47		932,488	900,264
Series 2018-13 Class Q, 3% 4/20/47		1,204,923	1,178,428
sequential payer:
Series 2004-24 Class ZM, 5% 4/20/34		171,399	176,492
Series 2010-160 Class DY, 4% 12/20/40		1,174,261	1,174,722
Series 2010-170 Class B, 4% 12/20/40		262,505	262,641
Series 2017-139 Class BA, 3% 9/20/47		3,593,207	3,515,072
Series 2004-32 Class GS, 6.500% - 1 month U.S. LIBOR 5.6253% 5/16/34 (c)(l)(m)		42,221	4,995
Series 2004-73 Class AL, 7.200% - 1 month U.S. LIBOR 6.3253% 8/17/34 (c)(l)(m)		30,885	5,007
Series 2010-116 Class QB, 4% 9/16/40		84,660	85,805
Series 2010-14 Class SN, 5.950% - 1 month U.S. LIBOR 5.0753% 2/16/40 (c)(l)(m)		215,831	21,512
Series 2010-H10 Class FA, 1 month U.S. LIBOR + 0.330% 1.028% 5/20/60 (c)(e)(o)		331,520	329,025
Series 2011-52 Class HI, 7% 4/16/41 (l)		38,921	6,720
Series 2011-94 Class SA, 6.100% - 1 month U.S. LIBOR 5.1727% 7/20/41 (c)(l)(m)		101,879	14,814
Series 2012-76 Class GS, 6.700% - 1 month U.S. LIBOR 5.8253% 6/16/42 (c)(l)(m)		135,895	18,936
Series 2013-124 Class ES, 8.667% - 1 month U.S. LIBOR 7.4303% 4/20/39 (c)(m)		4,987	4,998
Series 2013-149 Class MA, 2.5% 5/20/40		1,067,987	1,051,096
Series 2014-2 Class BA, 3% 1/20/44		2,221,584	2,145,945
Series 2014-21 Class HA, 3% 2/20/44		814,098	788,762
Series 2014-25 Class HC, 3% 2/20/44		1,408,159	1,358,484
Series 2014-5 Class A, 3% 1/20/44		1,241,265	1,199,380
Series 2015-H13 Class HA, 2.5% 8/20/64 (o)		11,065	10,799
Series 2016-H13 Class FB, U.S. TREASURY 1 YEAR INDEX + 0.500% 2.17% 5/20/66 (c)(e)(o)		2,073,788	2,063,483
Series 2017-186 Class HK, 3% 11/16/45		1,187,720	1,152,125
Series 2017-H06 Class FA, U.S. TREASURY 1 YEAR INDEX + 0.350% 2.02% 8/20/66 (c)(e)(o)		2,576,595	2,558,009
Ginnie Mae REMIC Trust Series 2015-H17 Class GZ, 4.2354% 5/20/65 (c)(o)		55,736	56,183

TOTAL U.S. GOVERNMENT AGENCY			84,152,487

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $415,762,481)			402,097,997

Commercial Mortgage Securities - 3.7%
BAMLL Commercial Mortgage Securities Trust:
floater Series 2022-DKLX:
Class A, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 1.150% 1.932% 1/15/39 (b)(c)(e)		10,929,000	10,664,692
Class B, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 1.550% 2.332% 1/15/39 (b)(c)(e)		2,064,000	2,005,691
Class C, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 2.150% 2.932% 1/15/39 (b)(c)(e)		1,474,000	1,424,867
sequential payer Series 2019-BPR:
Class AMP, 3.287% 11/5/32 (b)		10,500,000	10,131,652
Class ANM, 3.112% 11/5/32 (b)		5,768,000	5,546,486
Series 2019-BPR:
Class BNM, 3.465% 11/5/32 (b)		1,295,000	1,226,347
Class CNM, 3.7186% 11/5/32 (b)(c)		536,000	498,514
BANK:
sequential payer:
Series 2018-BN10 Class A5, 3.688% 2/15/61		2,901,000	2,853,671
Series 2019-BN21 Class A5, 2.851% 10/17/52		1,112,000	1,026,870
Series 2022-BNK42, Class A5, 4.545% 6/15/55 (c)		33,000,000	34,080,371
Series 2020-BN25 Class XB, 0.4398% 1/15/63 (c)(l)		30,600,000	870,882
Series 2021-BN33 Class XA, 1.0605% 5/15/64 (c)(l)		72,461,779	4,862,975
Bayview Commercial Asset Trust floater:
Series 2005-3A:
Class A2, 1 month U.S. LIBOR + 0.600% 1.6057% 11/25/35 (b)(c)(e)		31,206	28,995
Class M1, 1 month U.S. LIBOR + 0.660% 1.6657% 11/25/35 (b)(c)(e)		8,348	7,590
Series 2005-4A:
Class A2, 1 month U.S. LIBOR + 0.580% 1.5907% 1/25/36 (b)(c)(e)		76,347	70,448
Class M1, 1 month U.S. LIBOR + 0.670% 1.6807% 1/25/36 (b)(c)(e)		24,647	22,405
Class M2, 1 month U.S. LIBOR + 0.700% 1.7107% 1/25/36 (b)(c)(e)		9,294	8,424
Class M3, 1 month U.S. LIBOR + 0.750% 1.7557% 1/25/36 (b)(c)(e)		13,527	12,241
Series 2006-1:
Class A2, 1 month U.S. LIBOR + 0.540% 1.5457% 4/25/36 (b)(c)(e)		12,781	11,811
Class M1, 1 month U.S. LIBOR + 0.570% 1.5757% 4/25/36 (b)(c)(e)		7,728	7,048
Class M2, 1 month U.S. LIBOR + 0.600% 1.6057% 4/25/36 (b)(c)(e)		8,174	7,337
Class M6, 1 month U.S. LIBOR + 0.960% 1.9657% 4/25/36 (b)(c)(e)		7,728	6,700
Series 2006-2A:
Class M1, 1 month U.S. LIBOR + 0.460% 1.4707% 7/25/36 (b)(c)(e)		11,578	10,607
Class M2, 1 month U.S. LIBOR + 0.490% 1.5007% 7/25/36 (b)(c)(e)		8,226	7,319
Class M4, 1 month U.S. LIBOR + 0.630% 1.6357% 7/25/36 (b)(c)(e)		7,769	7,053
Series 2006-4A:
Class A2, 1 month U.S. LIBOR + 0.400% 1.4107% 12/25/36 (b)(c)(e)		164,494	152,612
Class M1, 1 month U.S. LIBOR + 0.430% 1.4407% 12/25/36 (b)(c)(e)		13,220	12,101
Class M3, 1 month U.S. LIBOR + 0.510% 1.5157% 12/25/36 (b)(c)(e)		8,961	7,995
Series 2007-1 Class A2, 1 month U.S. LIBOR + 0.270% 1.2757% 3/25/37 (b)(c)(e)		42,495	39,346
Series 2007-2A:
Class A1, 1 month U.S. LIBOR + 0.270% 1.2757% 7/25/37 (b)(c)(e)		127,282	117,939
Class A2, 1 month U.S. LIBOR + 0.320% 1.3257% 7/25/37 (b)(c)(e)		119,134	110,538
Class M1, 1 month U.S. LIBOR + 0.370% 1.3757% 7/25/37 (b)(c)(e)		40,583	37,585
Class M2, 1 month U.S. LIBOR + 0.410% 1.4157% 7/25/37 (b)(c)(e)		26,440	23,653
Class M3, 1 month U.S. LIBOR + 0.490% 1.4957% 7/25/37 (b)(c)(e)		30,297	33,753
Series 2007-3:
Class A2, 1 month U.S. LIBOR + 0.290% 1.2957% 7/25/37 (b)(c)(e)		45,379	41,712
Class M1, 1 month U.S. LIBOR + 0.310% 1.3157% 7/25/37 (b)(c)(e)		24,072	22,800
Class M2, 1 month U.S. LIBOR + 0.340% 1.3457% 7/25/37 (b)(c)(e)		25,684	24,152
Class M3, 1 month U.S. LIBOR + 0.370% 1.3757% 7/25/37 (b)(c)(e)		41,463	37,100
Class M4, 1 month U.S. LIBOR + 0.500% 1.5057% 7/25/37 (b)(c)(e)		65,189	58,156
Class M5, 1 month U.S. LIBOR + 0.600% 1.6057% 7/25/37 (b)(c)(e)		27,900	32,847
Benchmark Mortgage Trust:
sequential payer:
Series 2018-B1 Class ASB, 3.602% 1/15/51		3,507,000	3,501,082
Series 2018-B2 Class ASB, 3.7802% 2/15/51		1,800,000	1,798,620
Series 2018-B4 Class A5, 4.121% 7/15/51		1,260,000	1,263,683
Series 2019-B10 Class A4, 3.717% 3/15/62		2,283,000	2,232,730
Series 2019-B13 Class A4, 2.952% 8/15/57		12,263,000	11,378,632
Series 2018-B8 Class A5, 4.2317% 1/15/52		15,369,000	15,502,981
Series 2019-B12 Class XA, 1.0419% 8/15/52 (c)(l)		74,365,739	3,708,129
Series 2019-B14 Class XA, 0.7808% 12/15/62 (c)(l)		121,388,566	4,602,435
Series 2020-B17 Class XA, 1.4175% 3/15/53 (c)(l)		11,973,152	849,846
Series 2020-B18 Class XA, 1.791% 7/15/53 (c)(l)		20,013,283	1,828,305
BFLD Trust floater sequential payer Series 2020-OBRK Class A, 1 month U.S. LIBOR + 2.050% 2.925% 11/15/28 (b)(c)(e)		6,075,000	6,000,764
BLOX Trust floater sequential payer Series 2021-BLOX Class A, 1 month U.S. LIBOR + 0.750% 1.625% 9/15/26 (b)(c)(e)		19,346,000	18,316,133
BPR Trust floater Series 2022-OANA:
Class A, CME TERM SOFR 1 MONTH INDEX + 1.890% 2.6797% 4/15/37 (b)(c)(e)		40,977,000	39,893,888
Class B, CME TERM SOFR 1 MONTH INDEX + 2.440% 3.2287% 4/15/37 (b)(c)(e)		8,770,000	8,580,251
BX Commercial Mortgage Trust:
floater:
Series 2021-PAC:
Class A, 1 month U.S. LIBOR + 0.680% 1.5641% 10/15/36 (b)(c)(e)		19,711,000	18,741,999
Class B, 1 month U.S. LIBOR + 0.890% 1.7738% 10/15/36 (b)(c)(e)		2,754,000	2,600,692
Class C, 1 month U.S. LIBOR + 1.090% 1.9736% 10/15/36 (b)(c)(e)		3,686,000	3,445,026
Class D, 1 month U.S. LIBOR + 1.290% 2.1733% 10/15/36 (b)(c)(e)		3,579,000	3,311,337
Class E, 1 month U.S. LIBOR + 1.940% 2.8225% 10/15/36 (b)(c)(e)		11,390,000	10,613,437
Series 2021-VINO Class A, 1 month U.S. LIBOR + 0.650% 1.5273% 5/15/38 (b)(c)(e)		14,550,000	13,967,146
Series 2022-LP2:
Class A, CME TERM SOFR 1 MONTH INDEX + 1.010% 1.8089% 2/15/39 (b)(c)(e)		26,177,313	25,276,097
Class B, CME TERM SOFR 1 MONTH INDEX + 1.310% 2.1083% 2/15/39 (b)(c)(e)		6,861,199	6,612,638
Class C, CME TERM SOFR 1 MONTH INDEX + 1.560% 2.3577% 2/15/39 (b)(c)(e)		6,861,199	6,578,308
Class D, CME TERM SOFR 1 MONTH INDEX + 1.960% 2.7568% 2/15/39 (b)(c)(e)		6,861,199	6,569,380
floater sequential payer Series 2019-CALM Class A, 1 month U.S. LIBOR + 0.870% 1.751% 11/15/32 (b)(c)(e)		14,035,000	13,705,673
BX Trust:
floater:
Series 2018-EXCL:
Class A, 1 month U.S. LIBOR + 1.088% 1.9626% 9/15/37 (b)(c)(e)		9,706,741	9,513,312
Class B, 1 month U.S. LIBOR + 1.320% 2.2% 9/15/37 (b)(c)(e)		3,831,508	3,626,732
Class D, 1 month U.S. LIBOR + 2.620% 3.5% 9/15/37 (b)(c)(e)		1,846,787	1,542,070
Series 2019-IMC:
Class B, 1 month U.S. LIBOR + 1.300% 2.175% 4/15/34 (b)(c)(e)		4,437,000	4,294,930
Class C, 1 month U.S. LIBOR + 1.600% 2.475% 4/15/34 (b)(c)(e)		2,933,000	2,835,551
Class D, 1 month U.S. LIBOR + 1.900% 2.775% 4/15/34 (b)(c)(e)		3,079,000	2,970,834
Series 2019-XL:
Class B, 1 month U.S. LIBOR + 1.080% 1.955% 10/15/36 (b)(c)(e)		3,808,850	3,749,256
Class C, 1 month U.S. LIBOR + 1.250% 2.125% 10/15/36 (b)(c)(e)		4,788,050	4,701,133
Class D, 1 month U.S. LIBOR + 1.450% 2.325% 10/15/36 (b)(c)(e)		6,782,150	6,646,116
Class E, 1 month U.S. LIBOR + 1.800% 2.675% 10/15/36 (b)(c)(e)		9,529,350	9,266,538
Series 2021-ACNT Class A, 1 month U.S. LIBOR + 0.850% 1.725% 11/15/38 (b)(c)(e)		18,262,000	17,617,297
Series 2021-BXMF Class A, 1 month U.S. LIBOR + 0.630% 1.5109% 10/15/26 (b)(c)(e)		16,987,000	16,311,758
Series 2022-IND:
Class A, CME TERM SOFR 1 MONTH INDEX + 1.490% 2.287% 4/15/37 (b)(c)(e)		22,432,000	21,956,096
Class B, CME TERM SOFR 1 MONTH INDEX + 1.940% 2.736% 4/15/37 (b)(c)(e)		11,435,000	11,145,506
Class C, CME TERM SOFR 1 MONTH INDEX + 2.290% 2.64% 4/15/37 (b)(c)(e)		2,580,000	2,486,539
Class D, CME TERM SOFR 1 MONTH INDEX + 2.830% 3.189% 4/15/37 (b)(c)(e)		2,160,000	2,068,795
floater sequential payer:
Series 2021-MFM1 Class A, 1 month U.S. LIBOR + 0.700% 1.5747% 1/15/34 (b)(c)(e)		6,330,000	6,147,398
Series 2021-SOAR Class A, 1.545% 6/15/38 (b)(c)		30,062,000	28,839,748
floater, sequential payer:
Series 2019-IMC Class A, 1 month U.S. LIBOR + 1.000% 1.875% 4/15/34 (b)(c)(e)		6,400,000	6,267,655
Series 2019-XL Class A, 1 month U.S. LIBOR + 0.920% 1.795% 10/15/36 (b)(c)(e)		70,686,220	69,799,998
CAMB Commercial Mortgage Trust floater Series 2019-LIFE:
Class A, 1 month U.S. LIBOR + 1.070% 1.945% 12/15/37 (b)(c)(e)		12,840,500	12,615,366
Class B, 1 month U.S. LIBOR + 1.250% 2.125% 12/15/37 (b)(c)(e)		6,200,000	6,052,186
CD Commercial Mortgage Trust sequential payer Series 2017-CD6 Class ASB, 3.332% 11/13/50		17,655,000	17,401,381
CF Hippolyta Issuer LLC sequential payer:
Series 2020-1:
Class A1, 1.69% 7/15/60 (b)		26,732,342	24,525,063
Class A2, 1.99% 7/15/60 (b)		10,431,542	9,159,872
Series 2021-1A Class A1, 1.53% 3/15/61 (b)		14,120,358	12,729,356
CGDB Commercial Mortgage Trust floater Series 2019-MOB:
Class A, 1 month U.S. LIBOR + 0.950% 1.8247% 11/15/36 (b)(c)(e)		4,222,000	4,109,720
Class B, 1 month U.S. LIBOR + 1.250% 2.1247% 11/15/36 (b)(c)(e)		1,600,000	1,552,442
CHC Commercial Mortgage Trust floater Series 2019-CHC:
Class A, 1 month U.S. LIBOR + 1.120% 1.995% 6/15/34 (b)(c)(e)		28,328,229	27,681,306
Class B, 1 month U.S. LIBOR + 1.500% 2.375% 6/15/34 (b)(c)(e)		2,163,210	2,091,511
Class C, 1 month U.S. LIBOR + 1.750% 2.625% 6/15/34 (b)(c)(e)		2,444,160	2,352,650
CIM Retail Portfolio Trust floater Series 2021-RETL:
Class C, 1 month U.S. LIBOR + 2.300% 3.175% 8/15/36 (b)(c)(e)		1,157,872	1,100,750
Class D, 1 month U.S. LIBOR + 3.050% 3.925% 8/15/36 (b)(c)(e)		2,308,500	2,178,175
Citigroup Commercial Mortgage Trust:
sequential payer Series 2017-P7 Class AAB, 3.509% 4/14/50		706,492	704,135
Series 2013-GC17 Class A/S, 4.544% 11/10/46		10,042,000	10,111,852
Series 2014-GC25 Class A/S, 4.017% 10/10/47		7,354,000	7,328,420
Series 2015-GC33 Class XA, 0.8795% 9/10/58 (c)(l)		1,537,833	36,869
Series 2016-P6 Class XA, 0.5689% 12/10/49 (c)(l)		1,213,384	25,801
Series 2019-GC41 Class XA, 1.0548% 8/10/56 (c)(l)		20,583,621	1,118,014
COMM Mortgage Trust:
sequential payer:
Series 2014-CR18 Class A5, 3.828% 7/15/47		2,137,000	2,140,625
Series 2017-CD4 Class ASB, 3.317% 5/10/50		10,300,253	10,211,292
Series 2013-CR13 Class AM, 4.449% 11/10/46		2,366,000	2,378,311
Series 2013-LC13 Class AM, 4.557% 8/10/46 (b)		5,200,000	5,242,536
Series 2014-CR20 Class XA, 0.9824% 11/10/47 (c)(l)		356,524	6,564
Series 2014-LC17 Class XA, 0.7113% 10/10/47 (c)(l)		1,038,524	13,373
Series 2014-UBS6 Class XA, 0.8536% 12/10/47 (c)(l)		870,987	14,991
Credit Suisse Mortgage Trust:
floater Series 2019-ICE4:
Class A, 1 month U.S. LIBOR + 0.980% 1.855% 5/15/36 (b)(c)(e)		17,947,000	17,655,239
Class B, 1 month U.S. LIBOR + 1.230% 2.105% 5/15/36 (b)(c)(e)		8,335,000	8,168,158
Class C, 1 month U.S. LIBOR + 1.430% 2.305% 5/15/36 (b)(c)(e)		1,603,000	1,567,774
sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (b)		3,478,776	3,239,705
Series 2018-SITE:
Class A, 4.284% 4/15/36 (b)		4,971,000	4,868,402
Class B, 4.5349% 4/15/36 (b)		1,471,000	1,425,412
Class C, 4.782% 4/15/36 (b)(c)		955,000	920,191
Class D, 4.782% 4/15/36 (b)(c)		1,909,000	1,798,465
DBJPM Mortgage Trust sequential payer Series 2017-C6 Class ASB, 3.121% 6/10/50		4,803,000	4,758,050
ELP Commercial Mortgage Trust floater Series 2021-ELP:
Class A, 1 month U.S. LIBOR + 0.700% 1.576% 11/15/38 (b)(c)(e)		25,278,000	24,154,352
Class B, 1 month U.S. LIBOR + 1.120% 1.9952% 11/15/38 (b)(c)(e)		10,750,000	10,265,709
Extended Stay America Trust floater Series 2021-ESH:
Class A, 1 month U.S. LIBOR + 1.080% 1.955% 7/15/38 (b)(c)(e)		22,277,891	21,775,967
Class B, 1 month U.S. LIBOR + 1.380% 2.255% 7/15/38 (b)(c)(e)		4,194,187	4,081,206
Class C, 1 month U.S. LIBOR + 1.700% 2.575% 7/15/38 (b)(c)(e)		3,140,671	3,054,187
Class D, 1 month U.S. LIBOR + 2.250% 3.125% 7/15/38 (b)(c)(e)		7,935,163	7,676,945
Freddie Mac:
floater:
Series 2021-F114 Class A/S, 0.507% 5/25/31 (c)		65,899,000	64,910,495
Series 2021-F120 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.210% 0.487% 8/25/31 (c)(e)		21,177,000	20,859,442
Series 2021-F121 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.180% 0.467% 8/25/28 (c)(e)		24,572,000	24,294,130
floater sequential payer Series 2021-KF124 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.220% 0.507% 10/25/31 (c)(e)		114,400,000	113,144,117
sequential payer:
Series 2021-K136 Class A2, 2.127% 11/25/31		10,700,000	9,569,198
Series 2022-K141 Class A2, 2.25% 2/25/32		14,415,000	13,004,923
Series 2022-K142 Class A2, 2.4% 3/25/32		10,750,000	9,825,623
Series 2022-K144 Class A2, 2.45% 4/25/32		25,200,000	23,078,651
GS Mortgage Securities Trust:
floater:
Series 2018-3PCK Class A, 1 month U.S. LIBOR + 1.700% 2.575% 9/15/31 (b)(c)(e)		11,450,968	11,287,738
Series 2018-HART Class A, 1 month U.S. LIBOR + 1.090% 1.97% 10/15/31 (b)(c)(e)		3,300,000	3,215,943
Series 2021-IP:
Class A, 1 month U.S. LIBOR + 0.950% 1.825% 10/15/36 (b)(c)(e)		10,697,000	10,343,767
Class B, 1 month U.S. LIBOR + 1.150% 2.025% 10/15/36 (b)(c)(e)		1,654,000	1,565,503
Class C, 1 month U.S. LIBOR + 1.550% 2.425% 10/15/36 (b)(c)(e)		1,363,000	1,281,589
sequential payer:
Series 2014-GC18 Class AAB, 3.648% 1/10/47		672,016	674,801
Series 2016-GC34 Class AAB, 3.278% 10/10/48		1,886,459	1,884,198
Series 2011-GC5 Class A/S, 5.1589% 8/10/44 (b)(c)		9,752,400	9,727,848
Series 2013-GC16 Class A/S, 4.649% 11/10/46		2,932,000	2,956,989
Series 2015-GC30 Class A/S, 3.777% 5/10/50		2,577,000	2,537,386
J.P. Morgan Chase Commercial Mortgage Securities Trust floater Series 2012-NLP Class A, CME TERM SOFR 1 MONTH INDEX + 0.590% 1.2865% 4/15/37 (b)(c)(e)		18,600,000	17,622,603
JP Morgan Chase Commercial Mortgage Securities Trust sequential payer Series 2021-2NU Class A, 1.9739% 1/5/40 (b)		24,200,000	20,864,797
JPMBB Commercial Mortgage Securities Trust:
sequential payer Series 2014-C21 Class A4, 3.4927% 8/15/47		8,865,850	8,807,952
Series 2013-C14 Class A/S, 4.4093% 8/15/46		4,614,000	4,602,400
Series 2013-C17 Class A/S, 4.4584% 1/15/47		9,500,000	9,566,286
JPMDB Commercial Mortgage Securities Trust sequential payer:
Series 2017-C5 Class ASB, 3.4919% 3/15/50		3,182,005	3,160,021
Series 2018-C8 Class ASB, 4.145% 6/15/51		8,779,000	8,823,017
Series 2019-COR6 Class A4, 3.0565% 11/13/52		2,872,000	2,671,457
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2019-BKWD Class A, 1 month U.S. LIBOR + 1.000% 1.875% 9/15/29 (b)(c)(e)		5,508,014	5,434,160
sequential payer Series 2013-LC11 Class A5, 2.9599% 4/15/46		7,200,000	7,166,817
Series 2012-C8 Class A/S, 3.4239% 10/15/45 (b)		6,783,000	6,777,834
Series 2013-C10 Class A/S, 3.3715% 12/15/47		6,495,000	6,484,705
Series 2013-C16 Class A/S, 4.5169% 12/15/46		8,577,000	8,649,238
Series 2013-LC11 Class A/S, 3.216% 4/15/46		5,691,000	5,646,611
Series 2018-WPT:
Class AFX, 4.2475% 7/5/33 (b)		84,000	83,507
Class CFX, 4.9498% 7/5/33 (b)		767,000	758,699
Class DFX, 5.3503% 7/5/33 (b)		1,370,000	1,348,149
Class EFX, 5.5422% 7/5/33 (b)		1,614,000	1,572,540
Life Financial Services Trust floater Series 2022-BMR2:
Class A1, CME TERM SOFR 1 MONTH INDEX + 1.290% 2.0952% 5/15/39 (b)(c)(e)		33,532,000	32,860,891
Class B, CME TERM SOFR 1 MONTH INDEX + 1.790% 2.5939% 5/15/39 (b)(c)(e)		18,757,000	18,359,074
Class C, CME TERM SOFR 1 MONTH INDEX + 2.090% 2.8931% 5/15/39 (b)(c)(e)		8,790,000	8,580,686
Class D, CME TERM SOFR 1 MONTH INDEX + 2.540% 3.3419% 5/15/39 (b)(c)(e)		8,790,000	8,559,576
LIFE Mortgage Trust floater Series 2021-BMR:
Class A, 1 month U.S. LIBOR + 0.700% 1.575% 3/15/38 (b)(c)(e)		21,056,204	20,159,900
Class B, 1 month U.S. LIBOR + 0.880% 1.755% 3/15/38 (b)(c)(e)		2,889,932	2,752,448
Class C, 1 month U.S. LIBOR + 1.100% 1.975% 3/15/38 (b)(c)(e)		2,003,293	1,892,339
Class D, 1 month U.S. LIBOR + 1.400% 2.275% 3/15/38 (b)(c)(e)		2,785,737	2,613,044
Class E, 1 month U.S. LIBOR + 1.750% 2.625% 3/15/38 (b)(c)(e)		2,433,834	2,271,502
Merit floater Series 2021-STOR Class A, 1 month U.S. LIBOR + 0.700% 1.575% 7/15/38 (b)(c)(e)		8,363,000	8,033,038
MHC Commercial Mortgage Trust floater sequential payer Series 2021-MHC Class A, 1 month U.S. LIBOR + 0.800% 1.676% 4/15/38 (b)(c)(e)		34,600,000	33,520,456
Morgan Stanley BAML Trust:
sequential payer:
Series 2016-C28 Class A3, 3.272% 1/15/49		5,368,278	5,229,434
Series 2017-C33 Class A4, 3.337% 5/15/50		13,400,000	12,937,921
Series 2012-C5 Class A/S, 3.792% 8/15/45		1,365,772	1,363,510
Series 2012-C6 Class A/S, 3.476% 11/15/45		8,330,000	8,326,748
Series 2015-C25 Class XA, 1.046% 10/15/48 (c)(l)		882,199	22,642
Morgan Stanley Capital I Trust:
floater Series 2018-BOP Class A, 1 month U.S. LIBOR + 0.850% 1.725% 8/15/33 (b)(c)(e)		172,299	170,362
floater sequential payer Series 2019-NUGS Class A, 1 month U.S. LIBOR + 0.950% 2.45% 12/15/36 (b)(c)(e)		9,700,000	9,455,037
sequential payer Series 2019-MEAD Class A, 3.17% 11/10/36 (b)		16,247,000	15,767,028
Series 2018-H4 Class A4, 4.31% 12/15/51		2,991,000	2,998,305
Series 2019-MEAD:
Class B, 3.1771% 11/10/36 (b)(c)		1,783,000	1,697,230
Class C, 3.1771% 11/10/36 (b)(c)		1,712,000	1,606,323
Series 2021-L6 Class XA, 1.2342% 6/15/54 (c)(l)		26,613,119	1,935,160
MSCCG Trust floater Series 2018-SELF Class A, 1 month U.S. LIBOR + 0.900% 1.775% 10/15/37 (b)(c)(e)		2,048,000	2,015,991
Natixis Commercial Mortgage Securities Trust sequential payer Series 2020-2PAC Class A, 2.966% 12/15/38 (b)		29,460,000	28,420,463
NYT Mortgage Trust floater Series 2019-NYT Class A, 1 month U.S. LIBOR + 1.200% 2.075% 12/15/35 (b)(c)(e)		20,822,000	20,392,636
OPG Trust floater Series 2021-PORT Class A, 1 month U.S. LIBOR + 0.480% 1.359% 10/15/36 (b)(c)(e)		37,834,000	35,845,384
Prima Capital Ltd.:
floater Series 2021-9A Class B, 1 month U.S. LIBOR + 1.800% 2.7273% 12/15/37 (b)(c)(e)		4,403,000	4,212,474
floater sequential payer Series 2021-9A Class A, 1 month U.S. LIBOR + 1.450% 2.3773% 12/15/37 (b)(c)(e)		800,004	789,303
RLGH Trust floater Series 2021-TROT Class A, 1 month U.S. LIBOR + 0.800% 1.675% 4/15/36 (b)(c)(e)		23,000,000	22,350,929
SLG Office Trust Series 2021-OVA Class X, 0.258% 7/15/41 (b)(c)(l)		213,942,750	3,829,789
SPGN Mortgage Trust floater Series 2022-TFLM:
Class B, CME TERM SOFR 1 MONTH INDEX + 2.000% 2.7817% 2/15/39 (b)(c)(e)		4,954,000	4,743,323
Class C, CME TERM SOFR 1 MONTH INDEX + 2.650% 3.4317% 2/15/39 (b)(c)(e)		2,576,000	2,468,103
SREIT Trust floater:
Series 2021-FLWR Class A, 1 month U.S. LIBOR + 0.570% 1.4516% 7/15/36 (b)(c)(e)		9,074,000	8,619,675
Series 2021-IND Class A, 1 month U.S. LIBOR + 0.700% 1.575% 10/15/38 (b)(c)(e)		3,400,000	3,233,877
Series 2021-MFP:
Class A, 1 month U.S. LIBOR + 0.730% 1.6055% 11/15/38 (b)(c)(e)		23,780,000	23,083,848
Class B, 1 month U.S. LIBOR + 1.070% 1.9545% 11/15/38 (b)(c)(e)		9,752,000	9,331,877
Class C, 1 month U.S. LIBOR + 1.320% 2.2037% 11/15/38 (b)(c)(e)		5,710,000	5,422,516
Class D, 1 month U.S. LIBOR + 1.570% 2.4529% 11/15/38 (b)(c)(e)		3,430,000	3,235,534
UBS Commercial Mortgage Trust:
sequential payer:
Series 2017-C1 Class ASB, 3.462% 11/15/50		1,400,000	1,387,817
Series 2017-C7 Class ASB, 3.586% 12/15/50		1,000,000	998,161
Series 2017-C7 Class XA, 1.0063% 12/15/50 (c)(l)		1,198,790	48,068
UBS-Barclays Commercial Mortgage Trust:
floater Series 2013-C6 Class A3, 1 month U.S. LIBOR + 0.790% 1.6331% 4/10/46 (b)(c)(e)		106,791	106,499
sequential payer Series 2012-C4 Class A/S, 3.3165% 12/10/45 (b)		4,200,000	4,198,951
Series 2012-C3 Class A/S, 3.814% 8/10/49 (b)		12,000,000	12,009,971
VLS Commercial Mortgage Trust:
sequential payer Series 2020-LAB Class A, 2.13% 10/10/42 (b)		8,020,000	6,710,732
Series 2020-LAB:
Class B, 2.453% 10/10/42 (b)		470,000	388,749
Class X, 0.4294% 10/10/42 (b)(c)(l)		27,100,000	810,528
Wells Fargo Commercial Mortgage Trust:
floater Series 2021-FCMT Class A, 1 month U.S. LIBOR + 1.200% 2.075% 5/15/31 (b)(c)(e)		16,435,000	15,818,604
sequential payer:
Series 2015-C26 Class A4, 3.166% 2/15/48		11,250,000	11,090,699
Series 2015-C29 Class ASB, 3.4% 6/15/48		3,599,177	3,597,470
Series 2016-LC24 Class A3, 2.684% 10/15/49		4,380,318	4,176,190
Series 2017-C40 Class ASB, 3.395% 10/15/50		1,000,000	990,902
Series 2018-C44 Class ASB, 4.167% 5/15/51		1,000,000	1,011,248
Series 2019-C52 Class A5, 2.892% 8/15/52		3,829,000	3,536,909
Series 2019-C54 Class ASB, 3.063% 12/15/52		1,000,000	967,175
Series 2015-SG1 Class ASB, 3.556% 9/15/48		3,178,081	3,184,564
Series 2017-C42 Class XA, 0.8712% 12/15/50 (c)(l)		1,438,834	56,960
Series 2018-C46 Class XA, 0.9346% 8/15/51 (c)(l)		37,621,092	1,313,920
Series 2018-C48 Class A5, 4.302% 1/15/52		3,836,000	3,871,686
Series 2019-C54 Class XA, 0.8334% 12/15/52 (c)(l)		63,419,819	3,116,133
WF-RBS Commercial Mortgage Trust:
Series 2012-C8 Class A/S, 3.66% 8/15/45		5,036,000	5,029,488
Series 2012-C9 Class A/S, 3.388% 11/15/45		1,300,000	1,299,908
Series 2013-C12 Class A/S, 3.56% 3/15/48		17,361,000	17,367,207
Series 2013-C16 Class A/S, 4.668% 9/15/46 (c)		8,828,629	8,900,763
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $1,818,560,900)			1,752,412,894

Municipal Securities - 0.1%
Chicago Board of Ed. Series 2009 G, 1.75% 12/15/25		4,720,000	4,236,489
Illinois Gen. Oblig.:
Series 2003:		$	$
4.95% 6/1/23		2,400,364	2,425,584
5.1% 6/1/33		22,095,000	22,522,019
Series 2010-1, 6.63% 2/1/35		2,035,000	2,190,713
Series 2010-3:
6.725% 4/1/35		2,710,000	2,919,135
7.35% 7/1/35		1,385,000	1,535,264
New Jersey Econ. Dev. Auth. State Pension Fdg. Rev. Series 1997, 7.425% 2/15/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)		11,609,000	13,175,817
TOTAL MUNICIPAL SECURITIES
(Cost $48,786,874)			49,005,021

Foreign Government and Government Agency Obligations - 0.1%
German Federal Republic:
0% 8/15/31	EUR	$12,025,000	$11,691,390
1.25% 8/15/48 (g)	EUR	5,415,000	5,705,821
Kingdom of Saudi Arabia 3.25% 11/17/51 (b)		15,410,000	12,482,100
Panamanian Republic:
3.298% 1/19/33		18,075,000	16,077,713
4.5% 1/19/63		11,905,000	9,982,343
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $67,307,467)			55,939,367
		Shares	Value

Common Stocks - 0.0%
ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Jonah Energy Parent LLC (k)(p)
(Cost $65,550)		4,766	310,505
		Principal Amount(a)	Value

Bank Loan Obligations - 0.0%
COMMUNICATION SERVICES - 0.0%
Media - 0.0%
Diamond Sports Group LLC 1LN, term loan U.S. Secured Overnight Fin. Rate (SOFR) Indx + 8.000% 9% 5/25/26 (c)(e)(q)		135,329	135,871
UTILITIES - 0.0%
Electric Utilities - 0.0%
Brookfield WEC Holdings, Inc. 1LN, term loan CME TERM SOFR 1 MONTH INDEX + 3.750% 8/1/25 (e)(q)(r)		240,000	231,900
TOTAL BANK LOAN OBLIGATIONS
(Cost $356,670)			367,771

Bank Notes - 0.0%
Discover Bank 4.682% 8/9/28 (c)		2,954,000	2,953,997
KeyBank NA 6.95% 2/1/28		619,000	691,903
Regions Bank 6.45% 6/26/37		4,251,000	4,889,938
TOTAL BANK NOTES
(Cost $8,468,617)			8,535,838
		Shares	Value

Fixed-Income Funds - 57.8%
Bank Loan Funds - 2.4%
Fidelity Advisor Floating Rate High Income Fund Class Z (s)		127,358,680	$1,161,511,158
High Yield Fixed-Income Funds - 3.3%
Fidelity Advisor New Markets Income Fund Class Z (s)		92,395,139	1,136,460,210
Fidelity SAI High Income Fund (s)		49,273,792	449,376,981

TOTAL HIGH YIELD FIXED-INCOME FUNDS			1,585,837,191

Inflation-Protected Bond Funds - 0.7%
Fidelity Inflation-Protected Bond Index Fund (s)		33,061,504	346,815,177
Intermediate Government Funds - 8.0%
Fidelity Advisor Government Income Fund Class Z (s)		49,900,729	486,033,097
Fidelity SAI U.S. Treasury Bond Index Fund (s)		360,694,563	3,311,176,093

TOTAL INTERMEDIATE GOVERNMENT FUNDS			3,797,209,190

Intermediate-Term Bond Funds - 37.4%
Fidelity Advisor Corporate Bond Fund Class Z (s)		181,876,772	1,962,450,369
Fidelity Advisor Global Credit Fund Class Z (s)		3,228,108	27,309,796
Fidelity Intermediate Bond Fund (s)		119,906,666	1,232,640,527
Fidelity SAI Total Bond Fund (s)		1,350,693,944	12,737,043,861
Fidelity Sustainability Bond Index Fund (s)		2,400,500	23,260,844
Fidelity U.S. Bond Index Fund (s)		178,565,544	1,933,864,841

TOTAL INTERMEDIATE-TERM BOND FUNDS			17,916,570,238

Long Government Bond Funds - 4.2%
Fidelity SAI Long-Term Treasury Bond Index Fund (s)		225,092,120	2,003,319,872
Sector Funds - 1.8%
Fidelity Advisor Real Estate Income Fund Class Z (s)		68,462,849	872,216,700
TOTAL FIXED-INCOME FUNDS
(Cost $30,165,568,211)			27,683,479,526
		Principal Amount(a)	Value

Preferred Securities - 0.2%
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Telefonica Europe BV 3.875% (Reg. S) (c)(f)		1,100,000	1,182,031
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Volkswagen International Finance NV:
3.5% (Reg. S) (c)(f)		9,200,000	10,089,164
3.748% (Reg. S) (c)(f)		500,000	508,385
			10,597,549
CONSUMER STAPLES - 0.0%
Tobacco - 0.0%
British American Tobacco PLC 3% (Reg. S) (c)(f)		5,200,000	4,744,655
FINANCIALS - 0.1%
Banks - 0.1%
AIB Group PLC 6.25% (Reg. S) (c)(f)		1,235,000	1,355,529
Banco Bilbao Vizcaya Argentaria SA 5.875% (Reg. S) (c)(f)		1,200,000	1,313,840
Bank of Nova Scotia:
4.65% (c)(f)		13,095,000	12,116,996
4.9% (c)(f)		9,500,000	9,348,594
Barclays Bank PLC 7.625% 11/21/22		12,633,000	12,881,776
Barclays PLC 5.875% (Reg. S) (c)(f)		1,150,000	1,428,159
BNP Paribas SA 6.625% (Reg. S) (c)(f)		1,485,000	1,522,665
HSBC Holdings PLC 6.375% (c)(f)		1,470,000	1,500,940
Lloyds Banking Group PLC 5.125% (c)(f)		200,000	244,869
Societe Generale 7.875% (Reg. S) (c)(f)		740,000	785,188
			42,498,556
Capital Markets - 0.0%
Credit Suisse Group AG 7.5% (Reg. S) (c)(f)		4,925,000	5,116,422
Consumer Finance - 0.0%
Ally Financial, Inc. 4.7% (c)(f)		2,600,000	2,198,089
Insurance - 0.0%
QBE Insurance Group Ltd. 5.25% (Reg. S) (c)(f)		4,750,000	4,568,075

TOTAL FINANCIALS			54,381,142

HEALTH CARE - 0.0%
Pharmaceuticals - 0.0%
Bayer AG 2.375% 11/12/79 (Reg. S) (c)		8,300,000	8,420,847
INDUSTRIALS - 0.0%
Road & Rail - 0.0%
National Express Group PLC 4.25% (Reg. S) (c)(f)		570,000	693,521
REAL ESTATE - 0.1%
Real Estate Management & Development - 0.1%
Aroundtown SA 3.375% (Reg. S) (c)(f)		3,900,000	3,809,998
AT Securities BV 5.25% (Reg. S) (c)(f)		4,750,000	4,715,839
Citycon Oyj 4.496% (Reg. S) (c)(f)		850,000	809,962
CPI Property Group SA 3.75% (Reg. S) (c)(f)		2,370,000	1,698,377
Grand City Properties SA 1.5% (Reg. S) (c)(f)		4,300,000	3,840,581
Heimstaden Bostad AB:
3.248% (Reg. S) (c)(f)		3,735,000	3,499,740
3.625% (Reg. S) (c)(f)		195,000	168,642
Samhallsbyggnadsbolaget I Norden AB 2.624% (Reg. S) (c)(f)		1,385,000	1,110,289
			19,653,428
UTILITIES - 0.0%
Electric Utilities - 0.0%
EDF SA 5.625% (Reg. S) (c)(f)		6,300,000	6,284,244
SSE PLC:
3.74% (Reg. S) (c)(f)		1,135,000	1,335,345
4% (Reg. S) (c)(f)		1,500,000	1,561,199
			9,180,788
Multi-Utilities - 0.0%
ELM BV for Firmenich International SA 3.75% (Reg. S) (c)(f)		520,000	568,325
Veolia Environnement SA 2% (Reg. S) (c)(f)		2,300,000	2,184,222
			2,752,547

TOTAL UTILITIES			11,933,335

TOTAL PREFERRED SECURITIES
(Cost $129,115,005)			111,606,508
		Shares	Value

Money Market Funds - 5.0%
Fidelity Cash Central Fund 0.82% (t)		2,087,465,920	2,087,883,413
Fidelity Investments Money Market Government Portfolio Institutional Class 0.64% (s)(u)		282,906,171	282,906,171
TOTAL MONEY MARKET FUNDS
(Cost $2,370,789,545)			2,370,789,584

Purchased Swaptions - 0.0%
	Expiration Date	Notional Amount	Value
Put Options - 0.0%
Option with an exercise rate of 4.5% on a credit default swap with BNP Paribas S.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 36 Index expiring December 2026, paying 5% quarterly.	6/15/22	EUR 14,400,000	$41,501
TOTAL PURCHASED SWAPTIONS
(Cost $344,012)			41,501
TOTAL INVESTMENT IN SECURITIES - 110.9%
(Cost $56,819,047,022)			53,134,711,284
NET OTHER ASSETS (LIABILITIES) - (10.9)%			(5,243,697,065)
NET ASSETS - 100%			$47,891,014,219

TBA Sale Commitments
	Principal Amount	Value
Ginnie Mae
2% 6/1/52	$(31,400,000)	$(28,561,735)
2% 6/1/52	(3,300,000)	(3,001,711)
2% 6/1/52	(33,475,000)	(30,449,175)
2% 6/1/52	(7,200,000)	(6,549,188)
2% 6/1/52	(33,475,000)	(30,449,175)
2% 6/1/52	(7,200,000)	(6,549,188)
2% 6/1/52	(33,625,000)	(30,585,616)
2% 6/1/52	(7,250,000)	(6,594,668)
2% 6/1/52	(67,350,000)	(61,262,193)
2% 6/1/52	(14,300,000)	(13,007,414)
2% 6/1/52	(34,600,000)	(31,472,485)
2% 6/1/52	(7,350,000)	(6,685,629)
2% 6/1/52	(7,350,000)	(6,685,629)
2% 6/1/52	(34,600,000)	(31,472,485)
2.5% 6/1/52	(72,050,000)	(67,536,802)
2.5% 6/1/52	(15,700,000)	(14,716,555)
2.5% 6/1/52	(7,850,000)	(7,358,278)
2.5% 6/1/52	(36,000,000)	(33,744,967)
2.5% 6/1/52	(36,300,000)	(34,026,175)
2.5% 6/1/52	(7,900,000)	(7,405,146)
2.5% 6/1/52	(36,550,000)	(34,260,515)
2.5% 6/1/52	(7,950,000)	(7,452,014)
4% 6/1/52	(10,800,000)	(10,906,653)
4% 6/1/52	(2,700,000)	(2,726,663)
4% 6/1/52	(26,200,000)	(26,458,733)
4% 6/1/52	(6,500,000)	(6,564,189)

TOTAL GINNIE MAE		(546,482,981)

Uniform Mortgage Backed Securities
1.5% 6/1/37	(44,800,000)	(41,366,501)
1.5% 6/1/52	(24,350,000)	(20,657,551)
1.5% 6/1/52	(5,950,000)	(5,047,738)
2% 6/1/37	(6,000,000)	(5,672,344)
2% 6/1/37	(14,500,000)	(13,708,164)
2% 6/1/37	(16,200,000)	(15,315,328)
2% 6/1/37	(5,200,000)	(4,916,031)
2% 6/1/37	(7,300,000)	(6,901,351)
2% 6/1/37	(1,500,000)	(1,418,086)
2% 6/1/52	(51,350,000)	(45,561,089)
2% 6/1/52	(9,050,000)	(8,029,754)
2% 6/1/52	(76,500,000)	(67,875,818)
2% 6/1/52	(12,650,000)	(11,223,910)
2% 6/1/52	(11,900,000)	(10,558,461)
2% 6/1/52	(2,500,000)	(2,218,164)
2% 6/1/52	(10,150,000)	(9,005,746)
2% 6/1/52	(62,400,000)	(55,365,373)
2.5% 6/1/37	(10,700,000)	(10,359,771)
2.5% 6/1/37	(14,700,000)	(14,232,583)
2.5% 6/1/37	(20,850,000)	(20,187,030)
2.5% 6/1/37	(23,350,000)	(22,607,538)
2.5% 6/1/52	(187,000,000)	(172,083,683)
2.5% 6/1/52	(22,400,000)	(20,613,233)
2.5% 6/1/52	(32,800,000)	(30,183,662)
2.5% 6/1/52	(4,500,000)	(4,141,051)
2.5% 6/1/52	(61,050,000)	(56,180,261)
2.5% 6/1/52	(7,200,000)	(6,625,682)
2.5% 6/1/52	(78,000,000)	(71,778,221)
2.5% 6/1/52	(9,200,000)	(8,466,149)
2.5% 6/1/52	(10,900,000)	(10,030,546)
2.5% 6/1/52	(2,700,000)	(2,484,631)
2.5% 6/1/52	(13,100,000)	(12,055,060)
3.5% 6/1/52	(4,600,000)	(4,509,797)
3.5% 6/1/52	(18,900,000)	(18,529,382)
3.5% 6/1/52	(3,900,000)	(3,823,523)
3.5% 6/1/52	(10,800,000)	(10,588,218)
3.5% 6/1/52	(20,850,000)	(20,441,144)
3.5% 6/1/52	(5,400,000)	(5,294,109)
3.5% 6/1/52	(81,300,000)	(79,705,756)
3.5% 6/1/52	(2,500,000)	(2,450,977)
3.5% 6/1/52	(2,500,000)	(2,450,977)
3.5% 6/1/52	(1,300,000)	(1,274,508)
3.5% 6/1/52	(6,000,000)	(5,882,344)
3.5% 6/1/52	(23,900,000)	(23,431,335)
3.5% 6/1/52	(5,000,000)	(4,901,953)
3.5% 7/1/52	(20,850,000)	(20,397,163)
4% 6/1/52	(75,000,000)	(75,029,318)
4% 6/1/52	(13,200,000)	(13,205,160)
4.5% 6/1/52	(10,700,000)	(10,888,089)
4.5% 6/1/52	(78,900,000)	(80,286,936)
4.5% 6/1/52	(9,900,000)	(10,074,026)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(1,180,035,225)

TOTAL TBA SALE COMMITMENTS
(Proceeds $1,718,145,551)		$(1,726,518,206)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	21	June 2022	$1,841,904	$(154,147)	$(154,147)
Eurex Euro-Bund Contracts (Germany)	27	June 2022	4,393,385	(119,389)	(119,389)
Eurex Euro-Buxl 30 Year Bond Contracts (Germany)	2	June 2022	348,260	(22,748)	(22,748)
TME 10 Year Canadian Note Contracts (Canada)	94	Sept. 2022	9,439,016	(93,953)	(93,953)
TOTAL BOND INDEX CONTRACTS					(390,237)
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	1,094	Sept. 2022	130,681,719	(302,256)	(302,256)
CBOT 2-Year U.S. Treasury Note Contracts (United States)	135	Sept. 2022	28,498,711	(20,214)	(20,214)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	290	Sept. 2022	32,756,406	(63,389)	(63,389)
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	122	Sept. 2022	15,675,094	(116,728)	(116,728)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	100	Sept. 2022	15,575,000	(226,790)	(226,790)
TOTAL TREASURY CONTRACTS					(729,377)

TOTAL PURCHASED					(1,119,614)

Sold
Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	154	June 2022	20,912,174	650,343	650,343
ICE Long Gilt Contracts (United Kingdom)	87	Sept. 2022	12,713,640	239,916	239,916
TOTAL BOND INDEX CONTRACTS					890,259
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	10	Sept. 2022	1,194,531	5,448	5,448
CBOT 2-Year U.S. Treasury Note Contracts (United States)	190	Sept. 2022	40,109,297	18,068	18,068
CBOT 5-Year U.S. Treasury Note Contracts (United States)	595	Sept. 2022	67,207,109	133,610	133,610
CBOT Long Term U.S. Treasury Bond Contracts (United States)	2,538	Sept. 2022	353,892,375	3,821,010	3,821,010
TOTAL TREASURY CONTRACTS					3,978,136

TOTAL SOLD					4,868,395

TOTAL FUTURES CONTRACTS					$3,748,781

The notional amount of futures purchased as a percentage of Net Assets is 0.4%

The notional amount of futures sold as a percentage of Net Assets is 0.9%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
CAD	135,000	USD	105,651	Goldman Sachs Bank USA	8/5/22	$1,044
EUR	296,000	USD	309,615	BNP Paribas	8/5/22	9,268
EUR	196,000	USD	209,450	BNP Paribas	8/5/22	1,703
EUR	644,000	USD	698,802	Goldman Sachs Bank USA	8/5/22	985
EUR	780,000	USD	825,860	Royal Bank Of Canada	8/5/22	14,441
GBP	179,000	USD	223,668	JPMorgan Chase Bank, N.A.	8/5/22	1,999
USD	194,398	AUD	278,000	State Street Bank And Trust Co	8/5/22	(5,289)
USD	316,896	CAD	411,000	State Street Bank And Trust Co	8/5/22	(7,930)
USD	141,129,066	EUR	133,385,000	BNP Paribas	8/5/22	(2,567,838)
USD	330,588	EUR	317,000	BNP Paribas	8/5/22	(10,919)
USD	165,037	EUR	158,000	BNP Paribas	8/5/22	(5,178)
USD	1,804,195	EUR	1,704,000	BNP Paribas	8/5/22	(31,540)
USD	181,153	EUR	171,000	JPMorgan Chase Bank, N.A.	8/5/22	(3,066)
USD	3,614,773	EUR	3,411,000	JPMorgan Chase Bank, N.A.	8/5/22	(59,929)
USD	56,793,784	GBP	46,072,000	JPMorgan Chase Bank, N.A.	8/5/22	(1,289,500)
USD	1,361,170	GBP	1,104,000	JPMorgan Chase Bank, N.A.	8/5/22	(30,650)
USD	158,217	GBP	125,000	Royal Bank Of Canada	8/5/22	629
USD	175,112	GBP	143,000	State Street Bank And Trust Co	8/5/22	(5,170)
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$(3,986,940)
					Unrealized Appreciation	30,069
					Unrealized Depreciation	(4,017,009)

For the period, the average contract value for forward foreign currency contracts was $222,951,578. Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively

Swaps

Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount	Value	Upfront Premium Received/(Paid)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
CMBX N.A. AAA Index Series 13	Dec. 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly	$7,810,000	$70,128	$(19,144)	$50,984
CMBX N.A. AAA Index Series 13	Dec. 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly	9,790,000	87,906	(33,611)	54,295
CMBX N.A. AAA Index Series 13	Dec. 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly	8,230,000	73,899	(25,448)	48,451
CMBX N.A. AAA Index Series 13	Dec. 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly	10,240,000	91,947	9,644	101,591
CMBX N.A. AAA Index Series 13	Dec. 2072	Goldman Sachs & Co. LLC	(0.5%)	Monthly	14,210,000	127,594	(21,414)	106,180
CMBX N.A. AAA Index Series 13	Dec. 2072	Goldman Sachs & Co. LLC	(0.5%)	Monthly	10,290,000	92,396	(48,033)	44,363
CMBX N.A. AAA Index Series 13	Dec. 2072	JPMorgan Securities LLC	(0.5%)	Monthly	3,530,000	31,697	(20,552)	11,145
CMBX N.A. AAA Index Series 13	Dec. 2072	JPMorgan Securities LLC	(0.5%)	Monthly	7,890,000	70,846	(31,855)	38,991
CMBX N.A. AAA Index Series 13	Dec. 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	2,100,000	18,856	(11,436)	7,420
CMBX N.A. AAA Index Series 13	Dec. 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	15,830,000	142,141	(112,116)	30,025
Intesa Sanpaolo SpA	Dec. 2026	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR 2,700,000	7,116	63,598	70,714

TOTAL CREDIT DEFAULT SWAPS						$814,526	$(250,367)	$564,159

Swaps

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount	Value	Upfront Premium Received/(Paid)(2)	Unrealized Appreciation/(Depreciation)
Interest Rate Swaps
1.75%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Indx(3)	Annual	LCH	Jun. 2024	$53,469,000	$(826,821)	$0	$(826,821)
1.75%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Indx(3)	Annual	LCH	Jun. 2027	33,071,000	(1,208,317)	0	(1,208,317)
1.75%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Indx(3)	Annual	LCH	Jun. 2029	14,092,000	(704,050)	0	(704,050)
1.75%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Indx(3)	Annual	LCH	Jun. 2052	3,082,000	(464,903)	0	(464,903)

TOTAL INTEREST RATE SWAPS							$(3,204,091)	$0	$(3,204,091)

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

Currency Abbreviations

AUD – Australian dollar

CAD – Canadian dollar

EUR – European Monetary Unit

GBP – British pound

USD – U.S. dollar

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,504,041,608 or 7.3% of net assets.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Security is perpetual in nature with no stated maturity date.

 (g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $14,415,884.

 (h) Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts, options and bi-lateral over-the-counter (OTC) swaps. At period end, the value of securities pledged amounted to $4,083,535.

 (i) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $2,109,326.

 (j) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (k) Level 3 security

 (l) Interest Only (IO) security represents the right to receive only monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (m) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.

 (n) Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.

 (o) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (p) Non-income producing

 (q) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (r) The coupon rate will be determined upon settlement of the loan after period end.

 (s) Affiliated Fund

 (t) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (u) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.82%	$2,065,023,730	$8,914,154,189	$8,891,294,506	$2,960,739	$--	$--	$2,087,883,413	3.9%
Total	$2,065,023,730	$8,914,154,189	$8,891,294,506	$2,960,739	$--	$--	$2,087,883,413

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur, and are excluded from purchases and sales below if applicable. If an underlying Fund changes its name, the name presented below is the name in effect at period end.

Fund	Value, beginning of period	Purchases(a)	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Advisor Corporate Bond Fund Class Z	$--	$1,214,316,926	$--	$39,324,308	$--	$(211,472,576)	$1,962,450,369
Fidelity Advisor Floating Rate High Income Fund Class Z	--	355,723,846	50,004,196	30,719,955	(375,138)	(30,983,759)	1,161,511,158
Fidelity Advisor Global Credit Fund Class Z	--	712,293	--	712,293	--	(3,285,125)	27,309,796
Fidelity Advisor Government Income Fund Class Z	--	628,278,113	100,002,643	3,275,485	(3,431,705)	(38,810,668)	486,033,097
Fidelity Advisor High Income Fund Class Z	--	37,070,547	387,739,970	12,185,948	(1,437,616)	--	--
Fidelity Advisor New Markets Income Fund Class Z	--	511,281,878	75,008,406	36,274,002	(5,315,945)	(185,116,659)	1,136,460,210
Fidelity Advisor Real Estate Income Fund Class I	646,246,691	49,903	--	49,903	--	(71,882,750)	--
Fidelity Advisor Real Estate Income Fund Class Z	--	316,968,883	75,000,000	11,968,884	(2,364,488)	58,198,461	872,216,700
Fidelity Corporate Bond Fund	828,101,099	154,935,371	--	3,935,371	--	(23,430,451)	--
Fidelity Floating Rate High Income Fund	792,379,385	104,706,150	--	4,706,150	--	(9,935,130)	--
Fidelity Global Credit Fund	30,723,536	113,325	--	113,325	--	(954,233)	--
Fidelity High Income Fund	292,575,915	77,332,952	--	2,332,952	--	(17,801,828)	--
Fidelity Inflation-Protected Bond Index Fund	749,815,600	166,578,131	530,000,000	41,578,131	(10,124,638)	(29,453,916)	346,815,177
Fidelity Intermediate Bond Fund	548,937,405	764,374,054	--	14,378,479	--	(80,670,932)	1,232,640,527
Fidelity Investments Money Market Government Portfolio Institutional Class 0.64%	1,590,674,573	11,188,078,578	12,495,846,980	407,689	--	--	282,906,171
Fidelity New Markets Income Fund	711,717,114	180,052,864	--	5,052,864	--	(1,150,636)	--
Fidelity SAI High Income Fund	--	466,000,541	--	3,260,737	--	(16,623,560)	449,376,981
Fidelity SAI Long-Term Treasury Bond Index Fund	1,166,946,960	2,837,515,332	1,650,000,000	37,377,890	(53,972,293)	(297,170,127)	2,003,319,872
Fidelity SAI Total Bond Fund	10,738,130,397	3,376,327,755	--	376,336,928	--	(1,377,414,291)	12,737,043,861
Fidelity SAI U.S. Treasury Bond Index Fund	2,358,068,459	3,154,633,990	1,912,404,939	35,829,856	(85,643,804)	(203,477,613)	3,311,176,093
Fidelity Sustainability Bond Index Fund	25,317,551	381,628	--	381,635	--	(2,438,335)	23,260,844
Fidelity U.S. Bond Index Fund	1,030,314,170	1,812,956,125	700,634,182	37,322,172	(26,827,031)	(181,944,241)	1,933,864,841
	$21,509,948,855	$27,348,389,185	$17,976,641,316	$697,524,957	$(189,492,658)	$(2,725,818,369)	$27,966,385,697

 (a) Includes the value of shares purchased or redeemed through in-kind transactions, if applicable.

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Energy	$310,505	$--	$--	$310,505
Corporate Bonds	4,885,167,642	--	4,885,167,642	--
U.S. Government and Government Agency Obligations	4,587,459,816	--	4,587,459,816	--
U.S. Government Agency - Mortgage Securities	10,250,456,786	--	10,250,456,786	--
Asset-Backed Securities	977,040,528	--	977,040,528	--
Collateralized Mortgage Obligations	402,097,997	--	402,097,941	56
Commercial Mortgage Securities	1,752,412,894	--	1,752,412,894	--
Municipal Securities	49,005,021	--	49,005,021	--
Foreign Government and Government Agency Obligations	55,939,367	--	55,939,367	--
Bank Loan Obligations	367,771	--	367,771	--
Bank Notes	8,535,838	--	8,535,838	--
Fixed-Income Funds	27,683,479,526	27,683,479,526	--	--
Preferred Securities	111,606,508	--	111,606,508	--
Money Market Funds	2,370,789,584	2,370,789,584	--	--
Purchased Swaptions	41,501	--	41,501	--
Total Investments in Securities:	$53,134,711,284	$30,054,269,110	$23,080,131,613	$310,561
Derivative Instruments:
Assets
Futures Contracts	$4,868,395	$4,868,395	$--	$--
Forward Foreign Currency Contracts	30,069	--	30,069	--
Swaps	814,526	--	814,526	--
Total Assets	$5,712,990	$4,868,395	$844,595	$--
Liabilities
Futures Contracts	$(1,119,614)	$(1,119,614)	$--	$--
Forward Foreign Currency Contracts	(4,017,009)	--	(4,017,009)	--
Swaps	(3,204,091)	--	(3,204,091)	--
Total Liabilities	$(8,340,714)	$(1,119,614)	$(7,221,100)	$--
Total Derivative Instruments:	$(2,627,724)	$3,748,781	$(6,376,505)	$--
Other Financial Instruments:
TBA Sale Commitments	$(1,726,518,206)	$--	$(1,726,518,206)	$--
Total Other Financial Instruments:	$(1,726,518,206)	$--	$(1,726,518,206)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Purchased Swaptions(a)	$41,501	$0
Swaps(b)	814,526	0
Total Credit Risk	856,027	0
Foreign Exchange Risk
Forward Foreign Currency Contracts(c)	30,069	(4,017,009)
Total Foreign Exchange Risk	30,069	(4,017,009)
Interest Rate Risk
Futures Contracts(d)	4,868,395	(1,119,614)
Swaps(e)	0	(3,204,091)
Total Interest Rate Risk	4,868,395	(4,323,705)
Total Value of Derivatives	$5,754,491	$(8,340,714)

 (a) Gross value is included in the Statement of Assets and Liabilities in the investments in securities, at value line-item.

 (b) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

 (c) Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

 (d) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

 (e) For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2022
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $24,282,689,241)	$23,080,442,174
Fidelity Central Funds (cost $2,087,883,374)	2,087,883,413
Other affiliated issuers (cost $30,448,474,407)	27,966,385,697
Total Investment in Securities (cost $56,819,047,022)		$53,134,711,284
Cash		81,173
Foreign currency held at value (cost $1,220,220)		1,236,988
Receivable for investments sold		2,077,499
Receivable for TBA sale commitments		1,718,145,551
Unrealized appreciation on forward foreign currency contracts		30,069
Receivable for fund shares sold		56,953,479
Dividends receivable		56,960,749
Interest receivable		89,121,283
Distributions receivable from Fidelity Central Funds		1,267,785
Receivable for daily variation margin on futures contracts		3,148,656
Receivable for daily variation margin on centrally cleared OTC swaps		372,462
Bi-lateral OTC swaps, at value		814,526
Prepaid expenses		114,079
Other receivables		4,096
Total assets		55,065,039,679
Liabilities
Payable for investments purchased
Regular delivery	$190,565,646
Delayed delivery	5,213,789,470
TBA sale commitments, at value	1,726,518,206
Unrealized depreciation on forward foreign currency contracts	4,017,009
Payable for fund shares redeemed	34,116,548
Distributions payable	1,732,087
Accrued management fee	1,635,664
Other payables and accrued expenses	1,650,830
Total liabilities		7,174,025,460
Net Assets		$47,891,014,219
Net Assets consist of:
Paid in capital		$52,040,435,507
Total accumulated earnings (loss)		(4,149,421,288)
Net Assets		$47,891,014,219
Net Asset Value, offering price and redemption price per share ($47,891,014,219 ÷ 4,987,922,764 shares)		$9.60

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2022
Investment Income
Dividends:
Unaffiliated issuers		$3,714,587
Affiliated issuers		603,335,308
Interest		347,011,960
Income from Fidelity Central Funds		2,960,739
Total income		957,022,594
Expenses
Management fee	$126,879,764
Custodian fees and expenses	318,233
Independent trustees' fees and expenses	281,508
Registration fees	2,573,989
Audit	82,364
Legal	64,783
Miscellaneous	231,210
Total expenses before reductions	130,431,851
Expense reductions	(109,413,354)
Total expenses after reductions		21,018,497
Net investment income (loss)		936,004,097
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(281,418,811)
Affiliated issuers	(189,492,658)
Forward foreign currency contracts	24,392,054
Foreign currency transactions	(400,673)
Futures contracts	26,532,195
Swaps	(2,500,259)
Written options	(1,117,915)
Capital gain distributions from underlying funds:
Affiliated issuers	94,189,649
Total net realized gain (loss)		(329,816,418)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(1,603,668,107)
Affiliated issuers	(2,725,818,369)
Forward foreign currency contracts	(3,986,940)
Assets and liabilities in foreign currencies	(94,452)
Futures contracts	2,770,885
Swaps	(3,398,829)
Written options	1,915,061
TBA sale commitments	(7,859,761)
Total change in net unrealized appreciation (depreciation)		(4,340,140,512)
Net gain (loss)		(4,669,956,930)
Net increase (decrease) in net assets resulting from operations		$(3,733,952,833)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2022	Year ended May 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$936,004,097	$636,999,362
Net realized gain (loss)	(329,816,418)	445,887,103
Change in net unrealized appreciation (depreciation)	(4,340,140,512)	(319,072,971)
Net increase (decrease) in net assets resulting from operations	(3,733,952,833)	763,813,494
Distributions to shareholders	(979,531,888)	(1,837,657,639)
Share transactions
Proceeds from sales of shares	25,793,224,401	15,795,273,550
Reinvestment of distributions	966,120,654	1,814,939,433
Cost of shares redeemed	(10,110,382,903)	(5,355,146,752)
Net increase (decrease) in net assets resulting from share transactions	16,648,962,152	12,255,066,231
Total increase (decrease) in net assets	11,935,477,431	11,181,222,086
Net Assets
Beginning of period	35,955,536,788	24,774,314,702
End of period	$47,891,014,219	$35,955,536,788
Other Information
Shares
Sold	2,488,475,540	1,448,161,531
Issued in reinvestment of distributions	93,428,870	166,996,807
Redeemed	(985,283,953)	(487,179,030)
Net increase (decrease)	1,596,620,457	1,127,979,308

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Fidelity Core Income Fund

Years ended May 31,	2022	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$10.60	$10.95	$10.47	$10.00
Income from Investment Operations
Net investment income (loss)B,C	.222	.239	.302	.209
Net realized and unrealized gain (loss)	(.993)	.106	.613	.445
Total from investment operations	(.771)	.345	.915	.654
Distributions from net investment income	(.223)	(.245)	(.299)	(.182)
Distributions from net realized gain	(.006)	(.450)	(.136)	(.002)
Total distributions	(.229)	(.695)	(.435)	(.184)
Net asset value, end of period	$9.60	$10.60	$10.95	$10.47
Total ReturnD,E	(7.41)%	3.10%	8.94%	6.60%
Ratios to Average Net AssetsC,F,G
Expenses before reductions	.30%	.31%	.32%	.37%H
Expenses net of fee waivers, if any	.05%	.06%	.07%	.12%H
Expenses net of all reductions	.05%	.06%	.07%	.12%H
Net investment income (loss)	2.14%	2.18%	2.83%	3.30%H
Supplemental Data
Net assets, end of period (000 omitted)	$47,891,014	$35,955,537	$24,774,315	$16,953,257
Portfolio turnover rateI	201%	191%	247%	124%H,J

 A For the period October 16, 2018 (commencement of operations) through May 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2022

1. Organization.

Strategic Advisers Fidelity Core Income Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, bank loan obligations, foreign government and government agency obligations, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Fidelity Core Income Fund	$2,355

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), futures contracts, foreign currency transactions, swaps, market discount, deferred Trustee compensation, capital loss carryforwards and losses deferred due to wash sales, future contracts, and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$277,349,245
Gross unrealized depreciation	(4,031,728,983)
Net unrealized appreciation (depreciation)	$(3,754,379,738)
Tax Cost	$56,878,080,702

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(389,500,709)
Net unrealized appreciation (depreciation) on securities and other investments	$(3,756,884,859)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(389,500,709)
Total capital loss carryforward	$(389,500,709)

The tax character of distributions paid was as follows:

	May 31, 2022	May 31, 2021
Ordinary Income	$979,531,888	$ 1,226,101,021
Long-term Capital Gains	–	611,556,618
Total	$979,531,888	$ 1,837,657,639

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Statement of Assets and Liabilities as "Receivable for TBA sale commitments" and "TBA sale commitments, at value," respectively.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Purchased Options	$378,403	$(302,511)
Swaps	472,155	459,226
Total Credit Risk	850,558	156,715
Foreign Exchange Risk
Forward Foreign Currency Contracts	24,392,054	(3,986,940)
Total Foreign Exchange Risk	24,392,054	(3,986,940)
Interest Rate Risk
Futures Contracts	26,532,195	2,770,885
Purchased Options	(84,094)	(598,456)
Swaps	(2,972,414)	(3,858,055)
Written Options	(1,117,915)	1,915,061
Total Interest Rate Risk	22,357,772	229,435
Totals	$47,600,384	$(3,600,790)

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Fidelity Core Income Fund	74,638,443,626	61,374,051,333

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .60% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .29% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Adviser. FIAM LLC (an affiliate of the investment adviser) served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period there were no interfund trades.

Reallocation of Underlying Fund Investments. During the period, the investment adviser reallocated investments of the Funds. This involved taxable redemptions of the Funds' interest in Fidelity High Income Fund for investments and cash and non-taxable exchanges of those investments and cash for shares of Fidelity SAI High Income Fund which is an affiliated investment company managed by FMR. The Fund redeemed 37,999,996 shares of Fidelity High Income Fund in exchange for 32,919,997 shares of Fidelity SAI High Income Fund with a value of $312,739,970. The net realized gain of $2,108,542 on the Fund's redemptions of Fidelity High Income Fund is included in the accompanying Statements of Operations as "Net realized gain (loss) on Affiliated issuers." The Fund recognized a net gain on the exchanges for federal income tax purposes.

6. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Strategic Advisers Fidelity Core Income Fund	$67,870

8. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2024. During the period, this waiver reduced the Fund's management fee by $ 109,413,354.

9. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers Fidelity Core Income Fund
Fidelity Corporate Bond Fund	53%
Fidelity Global Credit Fund	25%
Fidelity Government Income Fund	14%
Fidelity Intermediate Bond Fund	28%
Fidelity New Markets Income Fund	24%
Fidelity Real Estate Income Fund	13%
Fidelity SAI High Income Fund	21%
Fidelity SAI Long-Term Treasury Bond Index Fund	36%
Fidelity SAI Total Bond Fund	69%
Fidelity SAI U.S. Treasury Bond Index Fund	25%

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Fidelity Core Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Fidelity Core Income Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the “Fund”) as of May 31, 2022, the related statement of operations for the year ended May 31, 2022, the statement of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended May 31, 2022 and for the period October 16, 2018 (commencement of operations) through May 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2022 and the financial highlights for each of the three years in the period ended May 31, 2022 and for the period October 16, 2018 (commencement of operations) through May 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian, issuers of privately offered securities, agent banks, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

July 15, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 13 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Kathleen Murphy is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Charles S. Morrison (1960)

Year of Election or Appointment: 2020

Trustee

Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

Kathleen Murphy (1963)

Year of Election or Appointment: 2022

Trustee

Chair of the Board of Trustees

Ms. Murphy also serves as Trustee of other funds. Ms. Murphy serves as a Senior Adviser to the Chief Executive Officer of Fidelity Investments (2022-present), member of the Board of Directors of Snyk Technologies (cybersecurity technology, 2022-present), member of the Advisory Board of FliptRX (pharmacy benefits manager, 2022-present), member of the Board of Directors of Fidelity Investments Life Insurance Company (2009-present)), and member of the Board of Directors of Empire Fidelity Investments Life Insurance Company (2009-present). Previously, Ms. Murphy served as President of Personal Investing at Fidelity Investments (2009-2021), Chief Executive Officer of ING U.S. Wealth Management (2003-2008), and Deputy General Counsel, General Counsel and Chief Compliance Officer (1997-2003) of Aetna. Ms. Murphy also serves as Vice Chairman of the Board of Directors of the National Football Foundation (2013-present).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is an independent Director of BLPF GP LLC (general partner of a private fund, 2006-present) and BlackRock US Core Property Fund, Inc. (real estate investment trust, 2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then, Aldrich, Eastman and Waltch, L.P.). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research and the Board of Trustees of the Museum of Fine Arts Boston.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and Director (2006-present) and Chair (2021-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005) and President (2009-2021) of the Howard Gilman Foundation (charitable organization). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chair (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee and past Chair of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2017-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of The Michaels Companies, Inc. (specialty retailer, 2015-2021), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Christine Marcks (1955)

Year of Election or Appointment: 2020

Trustee

Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President – Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and a member of the Board of Directors (2022-present) of Live Current Media, Inc. Previously, Ms. Steiger served as a member of the Board of Directors (2013-2021) and member of the Membership and Executive Committee (2017-2021) of Business Executives for National Security (nonprofit), a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Christina H. Lee (1975)

Year of Election or Appointment: 2020

Secretary and Chief Legal Officer

Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2020

Assistant Secretary

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2020

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2021 to May 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Expenses Paid During Period-B December 1, 2021 to May 31, 2022
Strategic Advisers Fidelity Core Income Fund	.05%
Actual		$1,000.00	$911.20	$.24
Hypothetical-C		$1,000.00	$1,024.68	$.25

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 23.61% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $590,293,639 of distributions paid in the calendar year 2021 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

COI-ANN-0722
1.9887939.103

Strategic Advisers® Fidelity® Emerging Markets Fund

Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report

May 31, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2022	Past 1 year	Life of fundA
Strategic Advisers® Fidelity® Emerging Markets Fund	(21.40)%	7.31%

 A From October 30, 2018

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Fidelity® Emerging Markets Fund on October 30, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$12,878	Strategic Advisers® Fidelity® Emerging Markets Fund
$12,478	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI Emerging Markets Index returned -19.82% for the 12 months ending May 31, 2022, as several headwinds stoked volatility, uncertainty and investor anxiety. Chief among these was accelerated efforts by some central banks around the world to hike interest rates and aggressively wind down extraordinary monetary policy support in an attempt to rein in high inflation. In addition, geopolitical unrest rose as Russia invaded Ukraine in late February. Other factors influencing emerging-markets stocks included surging global commodity prices, rising sovereign bond yields in some markets, global supply constraint and disruption, and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index declined for four consecutive months after the calendar turned, followed by a flattish May, with stocks falling amid increased global uncertainty and angst about the economic toll of “zero-COVID” lockdowns in China. For the full 12 months, Russia (-100%) lagged all larger country components of the index. China (-36%) and South Korea (-24%) also notably underperformed. Conversely, some resource-rich Middle East countries, including United Arab Emirates and Saudi Arabia (+29% each), led the way. By sector, health care (-42%), consumer discretionary (-40%), real estate (-30%) and communication services (-29%) fared worst, whereas utilities (+6%), financials (-2%) and industrials (-5%) topped the index.

Comments from Co-Portfolio Managers Wilfred Chilangwa and Antonio Martinez:  For the fiscal year ending May 31, 2022, the Fund returned -21.40%, trailing the -19.82% result of the benchmark MSCI Emerging Markets (EM) Index. Despite poor performance in China – the largest country-specific component of the MSCI EM index by far – the Fund topped the benchmark in 2021. However, the market backdrop changed dramatically during the early months of 2022 due to Russia’s invasion of Ukraine and a resurgence of COVID-19 in China. Against this backdrop, the Fund's relative performance was unable to keep pace with the benchmark. Within the Fund, the Global EM mandate from sub-adviser FIL® (-29%) and the Select EM Equity mandate from sub-adviser FIAM® (-24%) were the primary relative detractors. Overweighted exposure to Russia, along with poor security selection in the financials sector, weighed on FIL’s performance. Stock picks in China and Hong Kong, along with underweighted exposure to several strong-performing Persian Gulf countries, hampered FIAM’s result. On the plus side, we reallocated capital from active managers into Fidelity® SAI Emerging Markets Value Index Fund (-12%) early in 2022, and it paid off as value strategies outpaced growth approaches. Additionally, investment choices in China and favorable positioning in Russia helped this fund outperform. Fidelity® SAI Emerging Markets Low Volatility Index Fund (-4%) also contributed, as exposure to lower-volatility stocks helped in a down market. Country-wise, positive security selection in Taiwan and favorable positioning in China helped this fund. As the period progressed, given our expectations for continued volatility in both growth- and value-oriented investment approaches, we focused on risk management by bringing the Fund's style tilts closer to neutral and by keeping country allocations in line with the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Stocks as of May 31, 2022

(excluding cash equivalents)	% of fund's net assets
Fidelity SAI Emerging Markets Value Index Fund	20.0
Fidelity Advisor Emerging Markets Fund Class Z	10.9
Fidelity SAI Emerging Markets Index Fund	8.3
Fidelity SAI Emerging Markets Low Volatility Index Fund	7.5
Taiwan Semiconductor Manufacturing Co. Ltd.	4.4
Samsung Electronics Co. Ltd.	2.9
Tencent Holdings Ltd.	2.7
Alibaba Group Holding Ltd.	1.3
HDFC Bank Ltd.	1.0
Meituan Class B	0.9
59.9

Market Sectors as of May 31, 2022

(stocks only)	% of fund's net assets
Information Technology	11.1
Financials	10.0
Consumer Discretionary	7.0
Communication Services	4.4
Materials	4.2
Consumer Staples	3.1
Energy	2.5
Industrials	2.4
Health Care	1.5
Real Estate	0.6
Utilities	0.2

Geographic Diversification (% of fund's net assets)

As of May 31, 2022
United States of America*	53.2%
Cayman Islands	10.2%
Taiwan	6.6%
Korea (South)	6.4%
India	5.5%
China	4.9%
Brazil	2.4%
Mexico	1.6%
Hong Kong	1.6%
Other	7.6%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of May 31, 2022
Common Stocks	45.9%
Preferred Stocks	1.1%
Diversifed Emerging Markets Funds	46.7%
Short-Term Investments and Net Other Assets (Liabilities)	6.3%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date.

Schedule of Investments May 31, 2022

Showing Percentage of Net Assets

Common Stocks - 45.9%
	Shares	Value
COMMUNICATION SERVICES - 4.4%
Diversified Telecommunication Services - 0.1%
PT Telkom Indonesia Persero Tbk	35,871,075	$10,590,280
Entertainment - 0.6%
Bilibili, Inc.:
ADR (a)(b)	658,403	14,715,307
Class Z (a)	182,660	4,067,005
NetEase, Inc.	487,900	10,203,901
NetEase, Inc. ADR	206,199	21,389,022
PVR Ltd. (a)	228,200	5,411,214
		55,786,449
Interactive Media & Services - 3.0%
NAVER Corp.	87,012	20,169,956
Tencent Holdings Ltd.	5,281,737	241,472,445
Yandex NV Series A (a)(c)	963,690	3,305,303
		264,947,704
Wireless Telecommunication Services - 0.7%
America Movil S.A.B. de CV Series L	9,055,504	9,575,216
Bharti Airtel Ltd. (a)	2,118,713	19,118,055
Far EasTone Telecommunications Co. Ltd.	876,000	2,396,028
MTN Group Ltd.	3,135,839	33,801,380
		64,890,679

TOTAL COMMUNICATION SERVICES		396,215,112

CONSUMER DISCRETIONARY - 7.0%
Automobiles - 1.2%
Eicher Motors Ltd.	297,624	10,665,455
Guangzhou Automobile Group Co. Ltd. (H Shares)	42,209,448	39,965,363
Hyundai Motor Co.	130,242	19,865,229
Kia Corp.	121,010	8,347,096
Li Auto, Inc. ADR (a)	630,938	15,817,616
XPeng, Inc. ADR (a)	693,882	16,306,227
		110,966,986
Hotels, Restaurants & Leisure - 0.4%
MakeMyTrip Ltd. (a)(b)	231,353	6,399,224
Shangri-La Asia Ltd. (a)	13,890,000	10,496,445
Trip.com Group Ltd. ADR (a)	519,419	11,458,383
Yum China Holdings, Inc.	25,526	1,160,412
Yum China Holdings, Inc. (Hong Kong)	52,350	2,402,955
		31,917,419
Household Durables - 0.6%
Haier Smart Home Co. Ltd.	1,530,400	5,441,084
Haier Smart Home Co. Ltd. (A Shares)	11,501,295	43,767,668
Midea Group Co. Ltd. (A Shares)	640,900	5,233,248
		54,442,000
Internet & Direct Marketing Retail - 3.5%
Alibaba Group Holding Ltd. (a)	982,100	11,795,249
Alibaba Group Holding Ltd. sponsored ADR (a)	1,168,840	112,267,082
JD.com, Inc.:
Class A	253,647	7,125,038
sponsored ADR	1,270,414	71,295,634
Meituan Class B (a)(d)	3,528,966	82,807,572
Naspers Ltd. Class N	166,037	18,086,579
Pinduoduo, Inc. ADR (a)	301,888	15,200,061
		318,577,215
Specialty Retail - 0.3%
Pop Mart International Group Ltd. (d)	542,600	2,091,657
Zhongsheng Group Holdings Ltd. Class H	3,235,500	22,965,816
		25,057,473
Textiles, Apparel & Luxury Goods - 1.0%
Anta Sports Products Ltd.	1,651,600	18,837,063
ECLAT Textile Co. Ltd.	767,000	13,035,087
Li Ning Co. Ltd.	5,699,757	44,452,178
Shenzhou International Group Holdings Ltd.	666,951	9,156,460
		85,480,788

TOTAL CONSUMER DISCRETIONARY		626,441,881

CONSUMER STAPLES - 2.9%
Beverages - 1.4%
China Resources Beer Holdings Co. Ltd.	4,996,000	31,260,016
Fomento Economico Mexicano S.A.B. de CV:
unit	2,705,100	20,264,368
sponsored ADR	83,461	6,246,221
Kweichow Moutai Co. Ltd. (A Shares)	179,302	48,481,143
Thai Beverage PCL	13,510,285	6,853,508
Wuliangye Yibin Co. Ltd. (A Shares)	424,800	10,912,878
		124,018,134
Food & Staples Retailing - 0.6%
Atacadao SA	406,400	1,654,657
Bid Corp. Ltd.	462,304	9,833,553
CP ALL PCL (For. Reg.)	8,927,593	17,239,759
Wal-Mart de Mexico SA de CV Series V	8,053,413	29,778,048
		58,506,017
Food Products - 0.7%
China Mengniu Dairy Co. Ltd.	11,499,000	59,054,147
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	612,467	3,488,271
Muyuan Foodstuff Co. Ltd. (A Shares)	201,099	1,542,603
		64,085,021
Personal Products - 0.2%
LG Household & Health Care Ltd.	10,669	6,303,084
Natura & Co. Holding SA (a)	1,798,603	6,233,073
Proya Cosmetics Co. Ltd. (A Shares)	159,740	3,722,957
		16,259,114

TOTAL CONSUMER STAPLES		262,868,286

ENERGY - 2.2%
Oil, Gas & Consumable Fuels - 2.2%
3R Petroleum Oleo e Gas SA (a)	498,600	5,114,465
China Merchants Energy Shipping Co. Ltd. (A Shares)	4,477,355	4,059,952
Gazprom OAO (c)	5,946,277	922,656
LUKOIL PJSC (c)	345,667	158,652
LUKOIL PJSC sponsored ADR (c)	499,400	141,275
Oil & Natural Gas Corp. Ltd.	11,349,584	22,122,021
OMV AG	54,320	3,172,349
Petroleo Brasileiro SA - Petrobras (ON)	2,795,689	19,565,205
PT United Tractors Tbk	17,640,580	37,867,784
PTT PCL (For. Reg.)	17,204,900	19,182,028
Reliance Industries Ltd.	1,402,046	47,566,901
Reliance Industries Ltd. sponsored GDR (d)	127,357	8,558,390
Saudi Arabian Oil Co. (d)	998,690	11,157,209
TotalEnergies SE	93,163	5,513,676
Turkiye Petrol Rafinerileri A/S (a)	815,000	13,469,678
		198,572,241
FINANCIALS - 9.4%
Banks - 6.7%
Absa Group Ltd.	642,224	7,544,618
Al Rajhi Bank	1,056,728	27,865,724
Alinma Bank	1,656,872	17,008,285
Axis Bank Ltd. (a)	2,111,892	18,648,269
Bangkok Bank PCL (For. Reg.)	840,322	3,208,691
BOC Hong Kong (Holdings) Ltd.	1,248,500	4,796,905
Capitec Bank Holdings Ltd. (b)	57,268	8,239,520
China Construction Bank Corp. (H Shares)	34,668,874	25,700,596
China Merchants Bank Co. Ltd. (H Shares)	7,367,597	46,944,114
Credicorp Ltd. (United States)	181,910	25,536,526
CTBC Financial Holding Co. Ltd.	6,749,000	6,261,715
E.SUN Financial Holdings Co. Ltd.	12,861,406	13,466,384
First Abu Dhabi Bank PJSC	635,235	3,714,855
Grupo Financiero Banorte S.A.B. de CV Series O	4,836,959	31,358,329
Hana Financial Group, Inc.	284,614	11,339,523
HDFC Bank Ltd.	1,492,505	26,506,542
HDFC Bank Ltd. sponsored ADR	1,060,592	61,058,281
ICICI Bank Ltd.	3,258,190	31,392,994
Industrial & Commercial Bank of China Ltd. (H Shares)	72,303,440	43,296,800
Industrial Bank Co. Ltd. (A Shares)	1,801,588	5,305,936
Kasikornbank PCL (For. Reg.)	3,137,600	13,443,918
KB Financial Group, Inc.	367,653	17,893,063
National Bank of Greece SA (a)	6,136,600	23,341,096
Postal Savings Bank of China Co. Ltd.	7,700,000	6,058,903
PT Bank Central Asia Tbk	65,956,550	35,056,804
PT Bank Mandiri (Persero) Tbk	55,313,195	32,271,178
PT Bank Rakyat Indonesia (Persero) Tbk	19,065,422	6,039,470
Sberbank of Russia (c)	617,111	5,626
Sberbank of Russia (c)	3,314,825	30,222
Sberbank of Russia sponsored ADR (c)	1,653,549	29,433
SCB X PCL (For. Reg.)	3,593,674	11,836,629
Shinhan Financial Group Co. Ltd.	614,335	21,295,966
TCS Group Holding PLC GDR (a)(c)	267,069	335,051
The Saudi National Bank	325,600	6,285,413
Woori Financial Group, Inc.	885,570	10,620,439
		603,737,818
Capital Markets - 0.2%
B3 SA - Brasil Bolsa Balcao	3,530,000	9,485,034
East Money Information Co. Ltd. (A Shares)	688,478	2,336,202
Hong Kong Exchanges and Clearing Ltd.	128,100	5,527,271
Noah Holdings Ltd. sponsored ADR (a)	80,375	1,475,685
XP, Inc. Class A (a)(b)	138,542	3,132,435
		21,956,627
Consumer Finance - 0.3%
Bajaj Finance Ltd.	80,438	6,304,750
Kaspi.KZ JSC GDR (Reg. S)	355,977	18,759,988
		25,064,738
Diversified Financial Services - 0.3%
Chailease Holding Co. Ltd.	3,574,503	27,479,639
Insurance - 1.4%
AIA Group Ltd.	6,139,600	63,607,389
China Life Insurance Co. Ltd. (H Shares)	18,265,000	28,021,154
Db Insurance Co. Ltd.	152,746	7,991,283
HDFC Standard Life Insurance Co. Ltd. (d)	275,492	2,126,420
Hyundai Fire & Marine Insurance Co. Ltd.	74,520	1,883,371
ICICI Lombard General Insurance Co. Ltd. (d)	349,433	5,700,273
Ping An Insurance Group Co. of China Ltd. (H Shares)	2,398,855	15,359,458
		124,689,348
Thrifts & Mortgage Finance - 0.5%
Housing Development Finance Corp. Ltd.	1,354,651	40,269,610

TOTAL FINANCIALS		843,197,780

HEALTH CARE - 1.5%
Biotechnology - 0.1%
InnoCare Pharma Ltd. (a)(d)	1,028,000	1,380,763
Innovent Biologics, Inc. (a)(d)	365,500	1,134,153
Zai Lab Ltd. (a)	1,374,450	4,361,276
Zai Lab Ltd. ADR (a)	89,655	2,608,961
		9,485,153
Health Care Equipment & Supplies - 0.4%
Peijia Medical Ltd.(a)(d)	1,320,000	1,143,847
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	783,726	35,533,141
		36,676,988
Health Care Providers & Services - 0.1%
Apollo Hospitals Enterprise Ltd.	76,444	3,920,122
Aster DM Healthcare Ltd. (a)(d)	1,192	3,067
		3,923,189
Health Care Technology - 0.0%
Medlive Technology Co. Ltd. (d)	429,500	489,312
Life Sciences Tools & Services - 0.4%
WuXi AppTec Co. Ltd. (H Shares) (d)	547,749	6,760,308
Wuxi Biologics (Cayman), Inc. (a)(d)	3,524,195	26,060,057
		32,820,365
Pharmaceuticals - 0.5%
Hansoh Pharmaceutical Group Co. Ltd. (d)	3,507,278	6,319,822
Hypera SA	952,600	7,775,058
Richter Gedeon PLC	1,772,825	34,704,217
		48,799,097

TOTAL HEALTH CARE		132,194,104

INDUSTRIALS - 2.4%
Aerospace & Defense - 0.2%
Korea Aerospace Industries Ltd.	462,400	19,539,365
Airlines - 0.1%
Wizz Air Holdings PLC (a)(d)	103,969	3,825,531
Building Products - 0.0%
Zhejiang Weixing New Building Materials Co. Ltd. (A Shares)	847,948	2,332,111
Construction & Engineering - 0.5%
Larsen & Toubro Ltd.	1,483,340	31,626,924
Voltas Ltd.	1,199,300	15,734,263
		47,361,187
Electrical Equipment - 0.2%
Sungrow Power Supply Co. Ltd. (A Shares)	1,241,330	14,876,611
Titan Wind Energy Suzhou Co. Ltd. (A Shares)	1,068,620	2,184,649
		17,061,260
Industrial Conglomerates - 0.1%
Industries Qatar QSC (a)	1,114,331	5,596,517
Machinery - 0.8%
HIWIN Technologies Corp.	2,494,716	19,186,255
Shandong Himile Mechanical Science & Technology Co. Ltd. (A Shares)	97,760	298,174
Techtronic Industries Co. Ltd.	1,066,000	13,964,828
Wuxi Lead Intelligent Equipment Co. Ltd. (A Shares)	258,105	1,877,760
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	13,438,599	35,127,273
		70,454,290
Professional Services - 0.0%
Sporton International, Inc.	451,500	3,026,492
Road & Rail - 0.4%
Localiza Rent A Car SA	2,807,037	33,973,502
Trading Companies & Distributors - 0.0%
BOC Aviation Ltd. Class A (d)	459,600	3,795,249
Transportation Infrastructure - 0.1%
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	305,126	6,665,934

TOTAL INDUSTRIALS		213,631,438

INFORMATION TECHNOLOGY - 11.1%
Communications Equipment - 0.1%
Accton Technology Corp.	578,000	4,569,983
Electronic Equipment & Components - 1.1%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	3,158,739	12,236,488
LG Innotek Co. Ltd.	75,030	23,250,323
SINBON Electronics Co. Ltd.	464,000	4,123,563
Sunny Optical Technology Group Co. Ltd.	90,700	1,430,913
Unimicron Technology Corp.	5,775,830	42,354,455
Yageo Corp.	965,000	13,335,825
		96,731,567
IT Services - 0.8%
Infosys Ltd.	936,360	18,077,824
Infosys Ltd. sponsored ADR	2,723,435	51,363,984
Tata Consultancy Services Ltd.	102,317	4,436,071
		73,877,879
Semiconductors & Semiconductor Equipment - 6.2%
ASMedia Technology, Inc.	44,000	2,045,466
eMemory Technology, Inc.	245,330	12,866,695
LONGi Green Energy Technology Co. Ltd.	483,605	5,740,635
MediaTek, Inc.	1,874,993	57,925,013
Parade Technologies Ltd.	310,252	15,988,289
Silergy Corp.	207,551	21,310,606
SK Hynix, Inc.	605,790	52,659,796
Taiwan Semiconductor Manufacturing Co. Ltd.	18,338,648	346,490,454
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	458,346	43,680,374
Will Semiconductor Ltd.	68,754	1,689,996
		560,397,324
Technology Hardware, Storage & Peripherals - 2.9%
Samsung Electronics Co. Ltd.	4,186,798	227,130,375
Samsung Electronics Co. Ltd. GDR (Reg. S)	24,405	32,739,308
Wiwynn Corp.	154,000	4,847,324
		264,717,007

TOTAL INFORMATION TECHNOLOGY		1,000,293,760

MATERIALS - 4.2%
Chemicals - 0.7%
Hansol Chemical Co. Ltd.	41,050	8,772,250
LG Chemical Ltd.	51,038	24,031,608
PhosAgro OJSC GDR (Reg. S) (c)	268,447	5,506
PT Avia Avian	102,592,032	5,206,646
Shandong Sinocera Functional Material Co. Ltd. (A Shares)	522,200	2,790,232
SKSHU Paint Co. Ltd. (A Shares)	258,864	3,616,414
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	50,607	5,372,945
Solar Industries India Ltd.	521,560	17,610,497
		67,406,098
Construction Materials - 0.3%
Beijing Oriental Yuhong Waterproof Technology Co. Ltd. (A Shares)	1,211,986	8,092,622
JK Cement Ltd.	383,800	11,782,617
Ultratech Cement Ltd.	96,200	7,540,737
		27,415,976
Metals & Mining - 3.1%
Anglo American PLC:
(South Africa)	129,534	6,319,610
(United Kingdom)	3,280	161,585
AngloGold Ashanti Ltd.	103,003	1,774,387
Barrick Gold Corp. (b)	1,617,000	33,132,330
China Hongqiao Group Ltd.	1,678,500	2,083,366
First Quantum Minerals Ltd.	1,466,627	42,461,858
Gold Fields Ltd. sponsored ADR	326,490	3,049,417
Grupo Mexico SA de CV Series B	8,903,280	43,976,924
Impala Platinum Holdings Ltd.	2,105,336	28,703,880
Korea Zinc Co. Ltd.	28,970	13,873,907
Novolipetsk Steel OJSC GDR (Reg. S) (c)	169,976	21,118
POSCO	206,270	47,744,073
Press Metal Bhd	5,963,700	7,545,712
Sibanye-Stillwater Ltd.	2,469,001	7,995,366
Tata Steel Ltd.	1,317,855	17,928,215
Vale SA	502,245	9,110,591
Vale SA sponsored ADR	550,800	9,941,940
		275,824,279
Paper & Forest Products - 0.1%
Suzano Papel e Celulose SA	842,233	9,481,113

TOTAL MATERIALS		380,127,466

REAL ESTATE - 0.6%
Equity Real Estate Investment Trusts (REITs) - 0.0%
Link (REIT)	258,200	2,337,791
Real Estate Management & Development - 0.6%
Ayala Land, Inc.	29,948,737	16,895,037
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (A Shares)	1,169,000	2,190,123
China Overseas Land and Investment Ltd.	2,931,500	8,517,458
China Resources Land Ltd.	2,064,000	9,205,831
KE Holdings, Inc. ADR (a)	719,568	9,642,211
Longfor Properties Co. Ltd. (d)	1,732,000	8,641,018
		55,091,678

TOTAL REAL ESTATE		57,429,469

UTILITIES - 0.2%
Gas Utilities - 0.2%
ENN Energy Holdings Ltd.	322,700	4,947,091
Kunlun Energy Co. Ltd.	16,075,405	13,848,218
		18,795,309
Multi-Utilities - 0.0%
Dubai Electricity & Water Authority PJSC	2,391,577	1,660,343

TOTAL UTILITIES		20,455,652

TOTAL COMMON STOCKS
(Cost $4,268,725,507)		4,131,427,189

Nonconvertible Preferred Stocks - 1.1%
CONSUMER STAPLES - 0.2%
Beverages - 0.2%
Ambev SA sponsored ADR	6,119,100	18,112,536
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Petroleo Brasileiro SA - Petrobras:
(PN) (non-vtg.)	63,700	402,904
sponsored ADR	1,590,626	22,077,889
		22,480,793
FINANCIALS - 0.6%
Banks - 0.6%
Banco Bradesco SA (PN)	5,635,339	24,307,887
Itau Unibanco Holding SA	6,021,861	33,146,813
Sberbank of Russia (c)	2,462,434	22,614
Sberbank of Russia (Russia) (c)	3,791,522	34,819
		57,512,133
MATERIALS - 0.0%
Metals & Mining - 0.0%
Gerdau SA	642,307	3,942,325
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $101,883,692)		102,047,787

Equity Funds - 46.7%
Diversified Emerging Markets Funds - 46.7%
Fidelity Advisor Emerging Markets Fund Class Z (e)	28,004,799	976,247,283
Fidelity SAI Emerging Markets Index Fund (e)	54,212,366	748,130,649
Fidelity SAI Emerging Markets Low Volatility Index Fund (e)	61,993,983	670,774,901
Fidelity SAI Emerging Markets Value Index Fund (e)	143,572,608	1,803,271,961
TOTAL EQUITY FUNDS
(Cost $4,343,585,965)		4,198,424,794

U.S. Treasury Obligations - 0.4%
U.S. Treasury Bills, yield at date of purchase 0.33% to 1.05% 6/2/22 to 8/18/22 (f)
(Cost $32,928,966)	32,940,000	32,926,499

Money Market Funds - 6.3%
Fidelity Cash Central Fund 0.82% (g)	120,229,492	120,253,538
Fidelity Securities Lending Cash Central Fund 0.82% (g)(h)	38,527,404	38,531,257
Invesco Government & Agency Portfolio Institutional Class 0.67% (i)	407,175,000	407,175,000
TOTAL MONEY MARKET FUNDS
(Cost $565,939,652)		565,959,795
TOTAL INVESTMENT IN SECURITIES - 100.4%
(Cost $9,313,063,782)		9,030,786,064
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(34,562,183)
NET ASSETS - 100%		$8,996,223,881

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	7,759	June 2022	$412,507,235	$11,395,370	$11,395,370

The notional amount of futures purchased as a percentage of Net Assets is 4.6%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $527,915,950.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $171,994,648 or 1.9% of net assets.

 (e) Affiliated Fund

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $23,655,153.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

 (i) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.82%	$78,422,634	$1,655,386,032	$1,613,555,128	$158,001	$--	$--	$120,253,538	0.2%
Fidelity Securities Lending Cash Central Fund 0.82%	24,237,307	629,689,707	615,395,757	222,680	--	--	38,531,257	0.1%
Total	$102,659,941	$2,285,075,739	$2,228,950,885	$380,681	$--	$--	$158,784,795

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur, and are excluded from purchases and sales below if applicable. If an underlying Fund changes its name, the name presented below is the name in effect at period end.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Advisor Emerging Markets Fund Class Z	$--	$422,814,315	$--	$63,814,315	$--	$(96,174,245)	$976,247,283
Fidelity Emerging Markets Fund	886,916,276	--	--	--	--	(237,309,063)	--
Fidelity SAI Emerging Markets Index Fund	595,071,338	310,134,435	--	15,320,236	--	(157,075,124)	748,130,649
Fidelity SAI Emerging Markets Low Volatility Index Fund	491,205,946	219,241,201	--	14,241,201	--	(39,672,246)	670,774,901
Fidelity SAI Emerging Markets Value Index Fund	1,092,630,032	988,902,325	--	79,902,317	--	(278,260,396)	1,803,271,961
Total	$3,065,823,592	$1,941,092,276	$--	$173,278,069	$--	$(808,491,074)	$4,198,424,794

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$396,215,112	$90,378,770	$302,531,039	$3,305,303
Consumer Discretionary	626,441,881	478,994,812	147,447,069	--
Consumer Staples	280,980,822	271,147,269	9,833,553	--
Energy	221,053,034	214,316,775	5,513,676	1,222,583
Financials	900,709,913	520,348,391	379,903,757	457,765
Health Care	132,194,104	106,134,047	26,060,057	--
Industrials	213,631,438	191,418,691	22,212,747	--
Information Technology	1,000,293,760	444,121,775	556,171,985	--
Materials	384,069,791	291,344,266	92,698,901	26,624
Real Estate	57,429,469	57,429,469	--	--
Utilities	20,455,652	20,455,652	--	--
Equity Funds	4,198,424,794	4,198,424,794	--	--
Other Short-Term Investments	32,926,499	--	32,926,499	--
Money Market Funds	565,959,795	565,959,795	--	--
Total Investments in Securities:	$9,030,786,064	$7,450,474,506	$1,575,299,283	$5,012,275
Derivative Instruments:
Assets
Futures Contracts	$11,395,370	$11,395,370	$--	$--
Total Assets	$11,395,370	$11,395,370	$--	$--
Total Derivative Instruments:	$11,395,370	$11,395,370	$--	$--

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$--
Net Realized Gain (Loss) on Investment Securities	(30,184,537)
Net Unrealized Gain (Loss) on Investment Securities	(242,252,473)
Cost of Purchases	174,452,791
Proceeds of Sales	(53,501,957)
Amortization/Accretion	--
Transfers into Level 3	156,498,451
Transfers out of Level 3	--
Ending Balance	$5,012,275
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at May 31, 2022	$(242,252,473)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$11,395,370	$0
Total Equity Risk	11,395,370	0
Total Value of Derivatives	$11,395,370	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2022
Assets
Investment in securities, at value (including securities loaned of $37,896,666) — See accompanying schedule: Unaffiliated issuers (cost $4,810,713,165)	$4,673,576,475
Fidelity Central Funds (cost $158,764,652)	158,784,795
Other affiliated issuers (cost $4,343,585,965)	4,198,424,794
Total Investment in Securities (cost $9,313,063,782)		$9,030,786,064
Cash		1,516
Foreign currency held at value (cost $12,392,778)		12,288,694
Receivable for investments sold		13,389,136
Receivable for fund shares sold		8,933,732
Dividends receivable		14,092,829
Interest receivable		202,992
Distributions receivable from Fidelity Central Funds		78,389
Receivable for daily variation margin on futures contracts		5,701,356
Prepaid expenses		23,639
Other receivables		1,262,790
Total assets		9,086,761,137
Liabilities
Payable for investments purchased	$43,134,788
Payable for fund shares redeemed	3,811,394
Accrued management fee	1,557,951
Other payables and accrued expenses	3,502,923
Collateral on securities loaned	38,530,200
Total liabilities		90,537,256
Net Assets		$8,996,223,881
Net Assets consist of:
Paid in capital		$9,673,447,412
Total accumulated earnings (loss)		(677,223,531)
Net Assets		$8,996,223,881
Net Asset Value, offering price and redemption price per share ($8,996,223,881 ÷ 761,667,282 shares)		$11.81

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2022
Investment Income
Dividends:
Unaffiliated issuers		$98,525,601
Affiliated issuers		85,499,348
Non-Cash dividends		14,313,967
Interest		507,486
Income from Fidelity Central Funds (including $222,680 from security lending)		380,681
Income before foreign taxes withheld		199,227,083
Less foreign taxes withheld		(11,460,905)
Total income		187,766,178
Expenses
Management fee	$42,116,743
Custodian fees and expenses	769,449
Independent trustees' fees and expenses	57,351
Registration fees	665,847
Audit	91,895
Legal	14,350
Miscellaneous	41,241
Total expenses before reductions	43,756,876
Expense reductions	(22,019,963)
Total expenses after reductions		21,736,913
Net investment income (loss)		166,029,265
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $4,717,162)	(316,622,292)
Foreign currency transactions	(4,396,413)
Futures contracts	(113,858,053)
Capital gain distributions from underlying funds:
Affiliated issuers	87,778,721
Total net realized gain (loss)		(347,098,037)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $7,887,681)	(1,133,269,038)
Affiliated issuers	(808,491,074)
Assets and liabilities in foreign currencies	(114,208)
Futures contracts	4,140,143
Total change in net unrealized appreciation (depreciation)		(1,937,734,177)
Net gain (loss)		(2,284,832,214)
Net increase (decrease) in net assets resulting from operations		$(2,118,802,949)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2022	Year ended May 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$166,029,265	$55,084,427
Net realized gain (loss)	(347,098,037)	272,233,390
Change in net unrealized appreciation (depreciation)	(1,937,734,177)	1,652,625,526
Net increase (decrease) in net assets resulting from operations	(2,118,802,949)	1,979,943,343
Distributions to shareholders	(364,306,392)	(42,636,300)
Share transactions
Proceeds from sales of shares	5,475,036,336	3,477,545,708
Reinvestment of distributions	360,403,920	42,188,485
Cost of shares redeemed	(1,860,049,091)	(929,486,679)
Net increase (decrease) in net assets resulting from share transactions	3,975,391,165	2,590,247,514
Total increase (decrease) in net assets	1,492,281,824	4,527,554,557
Net Assets
Beginning of period	7,503,942,057	2,976,387,500
End of period	$8,996,223,881	$7,503,942,057
Other Information
Shares
Sold	398,993,856	252,627,825
Issued in reinvestment of distributions	24,964,583	2,895,572
Redeemed	(140,229,335)	(66,023,143)
Net increase (decrease)	283,729,104	189,500,254

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Fidelity Emerging Markets Fund

Years ended May 31,	2022	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$15.70	$10.32	$10.71	$10.00
Income from Investment Operations
Net investment income (loss)B,C	.26	.15	.26D	.18
Net realized and unrealized gain (loss)	(3.50)	5.34	(.39)	.67
Total from investment operations	(3.24)	5.49	(.13)	.85
Distributions from net investment income	(.24)	(.11)	(.26)	(.14)
Distributions from net realized gain	(.40)	–	–	–
Total distributions	(.65)E	(.11)	(.26)	(.14)
Net asset value, end of period	$11.81	$15.70	$10.32	$10.71
Total ReturnF,G	(21.40)%	53.25%	(1.58)%	8.63%
Ratios to Average Net AssetsC,H,I
Expenses before reductions	.50%	.51%	.49%	.57%J
Expenses net of fee waivers, if any	.25%	.25%	.24%	.32%J
Expenses net of all reductions	.25%	.24%	.23%	.31%J
Net investment income (loss)	1.89%	1.05%	2.35%D	2.82%J
Supplemental Data
Net assets, end of period (000 omitted)	$8,996,224	$7,503,942	$2,976,388	$1,943,853
Portfolio turnover rateK	29%	47%	49%	125%J

 A For the period October 30, 2018 (commencement of operations) through May 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.80%.

 E Total distributions per share do not sum due to rounding.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2022

1. Organization.

Strategic Advisers Fidelity Emerging Markets Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR). The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2022, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Fidelity Emerging Markets Fund	$11

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$785,471,017
Gross unrealized depreciation	(1,182,380,833)
Net unrealized appreciation (depreciation)	$(396,909,816)
Tax Cost	$9,427,695,880

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$12,433,829
Capital loss carryforward	$(64,510,980)
Net unrealized appreciation (depreciation) on securities and other investments	$(397,080,597)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(46,976,565)
Long-term	(17,534,415)
Total capital loss carryforward	$(64,510,980)

The Fund intends to elect to defer to its next fiscal year $225,138,402 of capital losses recognized during the period November 1, 2021 to May 31, 2022.

The tax character of distributions paid was as follows:

	May 31, 2022	May 31, 2021
Ordinary Income	$185,950,539	$ 42,636,300
Long-term Capital Gains	178,355,853	–
Total	$364,306,392	$ 42,636,300

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Fidelity Emerging Markets Fund	5,932,067,069	2,371,450,609

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.20% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .48% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser) and FIL Investment Advisors each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

Geode Capital Management, LLC (Geode) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Geode has not been allocated any portion of the Fund's assets. Geode in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers Fidelity Emerging Markets Fund	$8,097

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Strategic Advisers Fidelity Emerging Markets Fund	25,774,872	26,193,583	(959,712)

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Strategic Advisers Fidelity Emerging Markets Fund	859,399

6. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Strategic Advisers Fidelity Emerging Markets Fund	$13,785

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Strategic Advisers Fidelity Emerging Markets Fund	$11,948	$–	$–

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2024. During the period, this waiver reduced the Fund's management fee by $22,019,032.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $931.

10. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers Fidelity Emerging Markets Fund
Fidelity Emerging Markets Fund	14%
Fidelity SAI Emerging Markets Index Fund	18%
Fidelity SAI Emerging Markets Low Volatility Index Fund	33%
Fidelity SAI Emerging Markets Value Index Fund	65%

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Fidelity Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Fidelity Emerging Markets Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the “Fund”) as of May 31, 2022, the related statement of operations for the year ended May 31, 2022, the statement of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended May 31, 2022 and for the period October 30, 2018 (commencement of operations) through May 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2022 and the financial highlights for each of the three years in the period ended May 31, 2022 and for the period October 30, 2018 (commencement of operations) through May 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

July 15, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 13 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Kathleen Murphy is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Charles S. Morrison (1960)

Year of Election or Appointment: 2020

Trustee

Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

Kathleen Murphy (1963)

Year of Election or Appointment: 2022

Trustee

Chair of the Board of Trustees

Ms. Murphy also serves as Trustee of other funds. Ms. Murphy serves as a Senior Adviser to the Chief Executive Officer of Fidelity Investments (2022-present), member of the Board of Directors of Snyk Technologies (cybersecurity technology, 2022-present), member of the Advisory Board of FliptRX (pharmacy benefits manager, 2022-present), member of the Board of Directors of Fidelity Investments Life Insurance Company (2009-present)), and member of the Board of Directors of Empire Fidelity Investments Life Insurance Company (2009-present). Previously, Ms. Murphy served as President of Personal Investing at Fidelity Investments (2009-2021), Chief Executive Officer of ING U.S. Wealth Management (2003-2008), and Deputy General Counsel, General Counsel and Chief Compliance Officer (1997-2003) of Aetna. Ms. Murphy also serves as Vice Chairman of the Board of Directors of the National Football Foundation (2013-present).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is an independent Director of BLPF GP LLC (general partner of a private fund, 2006-present) and BlackRock US Core Property Fund, Inc. (real estate investment trust, 2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then, Aldrich, Eastman and Waltch, L.P.). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research and the Board of Trustees of the Museum of Fine Arts Boston.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and Director (2006-present) and Chair (2021-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005) and President (2009-2021) of the Howard Gilman Foundation (charitable organization). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chair (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee and past Chair of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2017-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of The Michaels Companies, Inc. (specialty retailer, 2015-2021), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Christine Marcks (1955)

Year of Election or Appointment: 2020

Trustee

Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President – Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and a member of the Board of Directors (2022-present) of Live Current Media, Inc. Previously, Ms. Steiger served as a member of the Board of Directors (2013-2021) and member of the Membership and Executive Committee (2017-2021) of Business Executives for National Security (nonprofit), a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Christina H. Lee (1975)

Year of Election or Appointment: 2020

Secretary and Chief Legal Officer

Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2020

Assistant Secretary

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2020

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2021 to May 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Expenses Paid During Period-B December 1, 2021 to May 31, 2022
Strategic Advisers Fidelity Emerging Markets Fund	.24%
Actual		$1,000.00	$864.00	$1.12
Hypothetical-C		$1,000.00	$1,023.73	$1.21

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates 1% and 0% of the dividends distributed in July and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% and 48% of the dividends distributed in July and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

STE-ANN-0722
1.9890707.103

Strategic Advisers® Large Cap Fund

Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report

May 31, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2022	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® Large Cap Fund	(2.43)%	13.17%	14.01%

 Returns from November 21, 2020 through May 31, 2022 are those of Strategic Advisers Large Cap Fund. Returns prior to the Reorganization on November 20, 2020 are those of Strategic Advisers Core Fund (“Predecessor Fund”).

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Large Cap Fund on May 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$37,103	Strategic Advisers® Large Cap Fund
$38,377	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -0.30% for the 12 months ending May 31, 2022. Large-cap stocks retreated to begin the new year amid several notable headwinds that stoked volatility, uncertainty and anxiety. Chief among these was the U.S. Federal Reserve’s accelerated plan to hike interest rates and aggressively wind down its balance sheet to rein in historically high inflation. In addition, geopolitical unrest rose as Russia invaded Ukraine in late February and escalated its attack through period end. Other factors influencing stocks included surging commodity prices, rising bond yields, supply constraint and disruption, and the potential for variants of the coronavirus to upend the U.S. economy. Against this backdrop, the S&P 500® index returned -5.17% in January and -2.99% in February, falling on mixed corporate earnings, particularly among some highflying tech firms. In April, the index returned -8.72% amid clearer signals of the Fed’s intension to tighten monetary policy and angst about the economic toll of “zero-COVID” lockdowns in China. It was the largest monthly decline for the S&P 500® since March 2020. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio starting in June. For the full 12 months, the growth-oriented communication services (-21%) and consumer discretionary (-12%) sectors lagged most. In contrast, energy (+76%) rode a surge in commodity prices and led, followed by utilities (+18%).

Comments from Portfolio Manager Niall Devitt:  For the fiscal year ending May 31, 2022, the Fund returned -2.43% compared with the -0.30% result of the benchmark S&P 500®. Amid shifting investor preferences for growth versus value stocks, and a narrowing of market leadership, the Fund had mixed results and was unable to keep pace with the benchmark, ultimately underperforming for the period as a whole. Within the portfolio, Fidelity® Growth Company Fund (-17%) was the primary relative detractor, as its aggressive-growth approach faced a stylistic headwind. Weak investment choices in the information technology and consumer discretionary sectors, as well as the biotechnology industry, weighed on its result. Sub-adviser Loomis Sayles (-16%) performed worse than expected, given its opportunistic and contrarian strategy focusing on both quality and long-term growth stocks. It was partly hurt by a sizable position in China-based e-commerce company Alibaba Group Holding. Sub-advised portfolios managed by Principal Global Investors (-14%) and ClearBridge Investments (-15%) also worked against the Fund’s relative return. Both pursue opportunistic growth strategies and struggled, in part, due to subpar picks among technology companies. On the plus side, sub-adviser Brandywine Global Investment Management (+4%) was the top relative contributor. Brandywine emphasizes traditional value metrics and benefited from security selection in health care and industrials, along with an overweighting in energy. Sub-advised strategies from AllianceBernstein (AB, +2.5%) and PineBridge Investments (+2%) also added value versus the benchmark. Timely exposure to the energy sector aided AB's result, as did investment choices in the industrials, technology and health care sectors. PineBridge's quantitative strategy rose due to its tilt toward value and lower-volatility stocks. During the period, we defunded sub-adviser Invesco Advisers, as well as the U.S. Equity mandate from sub-adviser FIAM®. We reallocated these assets to several managers employing enhanced-index (EI) strategies.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2022

% of fund's net assets
Fidelity Growth Company Fund	4.9
Microsoft Corp.	4.5
Apple, Inc.	4.0
Fidelity SAI U.S. Large Cap Index Fund	3.4
Fidelity SAI U.S. Quality Index Fund	2.9
Amazon.com, Inc.	2.4
Alphabet, Inc. Class C	1.7
Fidelity SAI U.S. Low Volatility Index Fund	1.7
UnitedHealth Group, Inc.	1.3
Alphabet, Inc. Class A	1.2
28.0

Market Sectors as of May 31, 2022

(stocks only)

% of fund's net assets
Information Technology	20.6
Health Care	13.0
Financials	11.4
Consumer Discretionary	9.1
Industrials	7.5
Communication Services	6.7
Consumer Staples	4.7
Energy	4.1
Materials	2.8
Utilities	2.3
Real Estate	1.9

Asset Allocation (% of fund's net assets)

As of May 31, 2022
Common Stocks	84.1%
Large Blend Funds	6.0%
Large Growth Funds	9.0%
Other	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.8%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date.

Schedule of Investments May 31, 2022

Showing Percentage of Net Assets

Common Stocks - 84.1%
	Shares	Value
COMMUNICATION SERVICES - 6.7%
Diversified Telecommunication Services - 0.5%
AT&T, Inc.	3,153,935	$67,147,276
Liberty Global PLC Class C (a)	188,600	4,792,326
Verizon Communications, Inc.	3,668,489	188,156,801
		260,096,403
Entertainment - 0.6%
Activision Blizzard, Inc.	421,272	32,808,663
Cinemark Holdings, Inc. (a)(b)	98,700	1,675,926
Electronic Arts, Inc.	23,025	3,192,416
Live Nation Entertainment, Inc. (a)	2,733	259,772
Netflix, Inc. (a)	560,569	110,678,743
Roblox Corp. (a)	427,800	12,808,332
Sea Ltd. ADR (a)	156,380	12,926,371
Take-Two Interactive Software, Inc. (a)	32,900	4,097,037
The Walt Disney Co. (a)	1,440,413	159,079,212
Warner Bros Discovery, Inc. (a)	551,672	10,178,348
		347,704,820
Interactive Media & Services - 4.1%
Alphabet, Inc.:
Class A (a)	291,404	663,014,037
Class C (a)	422,848	964,423,261
IAC (a)	81,192	6,925,678
Meta Platforms, Inc. Class A (a)	3,110,496	602,316,445
Snap, Inc. Class A (a)	2,315,732	32,674,979
Tongdao Liepin Group (a)	345,000	527,577
Twitter, Inc. (a)	66,600	2,637,360
		2,272,519,337
Media - 1.0%
Altice U.S.A., Inc. Class A (a)	131,000	1,490,780
Charter Communications, Inc. Class A (a)	369,861	187,493,637
Comcast Corp. Class A	5,277,685	233,695,892
DISH Network Corp. Class A (a)	335,856	7,667,592
Fox Corp. Class A	1,187,026	42,151,293
Interpublic Group of Companies, Inc.	411,044	13,247,948
Liberty Broadband Corp. Class C (a)	218,254	27,318,853
Liberty Media Corp. Liberty SiriusXM Series C (a)	283,314	11,644,205
News Corp.:
Class A	172,395	2,999,673
Class B	14,993	263,577
Nexstar Broadcasting Group, Inc. Class A	52,258	9,156,647
Omnicom Group, Inc.	232,361	17,336,454
Paramount Global Class B (b)	387,300	13,296,009
TEGNA, Inc.	305,200	6,683,880
		574,446,440
Wireless Telecommunication Services - 0.5%
T-Mobile U.S., Inc. (a)	2,200,350	293,284,652

TOTAL COMMUNICATION SERVICES		3,748,051,652

CONSUMER DISCRETIONARY - 9.1%
Auto Components - 0.2%
Aptiv PLC (a)	184,349	19,585,238
BorgWarner, Inc.	432,300	17,430,336
Compagnie Generale des Etablissements Michelin SCA ADR	900,000	23,427,000
Lear Corp.	152,100	21,440,016
Magna International, Inc. Class A (sub. vtg.)	221,149	14,351,038
The Goodyear Tire & Rubber Co. (a)	857,300	11,076,316
		107,309,944
Automobiles - 1.2%
Ferrari NV	64,879	12,649,459
Ford Motor Co.	4,351,993	59,535,264
General Motors Co. (a)	1,092,191	42,245,948
Harley-Davidson, Inc.	418,400	14,719,312
Tesla, Inc. (a)	720,100	546,023,026
		675,173,009
Distributors - 0.1%
Genuine Parts Co.	79,600	10,883,708
LKQ Corp.	413,760	21,263,126
		32,146,834
Diversified Consumer Services - 0.0%
Service Corp. International	96,700	6,771,901
Hotels, Restaurants & Leisure - 1.6%
Airbnb, Inc. Class A (a)	25,086	3,032,145
Booking Holdings, Inc. (a)	54,574	122,440,043
Boyd Gaming Corp.	24,485	1,438,983
Caesars Entertainment, Inc. (a)	120,249	6,032,892
Chipotle Mexican Grill, Inc. (a)	67,486	94,652,489
Compass Group PLC	215,400	4,828,481
Cracker Barrel Old Country Store, Inc.	46,466	4,739,997
Darden Restaurants, Inc.	81,881	10,235,125
Domino's Pizza, Inc.	22,805	8,282,092
Expedia, Inc. (a)	88,001	11,381,169
Hilton Worldwide Holdings, Inc.	873,164	122,993,881
Las Vegas Sands Corp. (a)	528,408	18,737,348
Marriott International, Inc. Class A	364,420	62,527,184
McDonald's Corp.	967,525	244,019,480
MGM Resorts International	497,492	17,397,295
Royal Caribbean Cruises Ltd. (a)	60,000	3,484,200
Starbucks Corp.	1,197,979	94,041,352
Texas Roadhouse, Inc. Class A	86,814	6,768,888
Wynn Resorts Ltd. (a)	128,515	8,494,842
Yum China Holdings, Inc.	220,129	10,007,064
Yum! Brands, Inc.	163,795	19,896,179
		875,431,129
Household Durables - 0.4%
D.R. Horton, Inc.	201,500	15,142,725
Lennar Corp.:
Class A	1,046,027	83,943,667
Class B	6,000	403,020
Mohawk Industries, Inc. (a)	112,400	15,900,104
Newell Brands, Inc.	594,814	12,752,812
NVR, Inc. (a)	5,557	24,732,095
PulteGroup, Inc.	773,399	35,004,039
Sony Group Corp. sponsored ADR	310,000	29,161,700
Whirlpool Corp.	201,900	37,198,056
		254,238,218
Internet & Direct Marketing Retail - 2.5%
Alibaba Group Holding Ltd. sponsored ADR (a)	205,459	19,734,337
Amazon.com, Inc. (a)	562,865	1,353,234,404
eBay, Inc.	692,731	33,715,218
Farfetch Ltd. Class A (a)	84,300	756,171
		1,407,440,130
Leisure Products - 0.0%
Brunswick Corp.	42,700	3,212,321
Hasbro, Inc.	19,297	1,731,906
Peloton Interactive, Inc. Class A (a)(b)	574,100	8,014,436
		12,958,663
Multiline Retail - 0.3%
Big Lots, Inc. (b)	174,300	4,268,607
Dollar General Corp.	245,513	54,096,334
Dollar Tree, Inc. (a)	136,151	21,829,090
Kohl's Corp.	404,177	16,296,417
Macy's, Inc. (b)	515,897	12,200,964
Nordstrom, Inc. (b)	91,700	2,423,631
Target Corp.	267,232	43,259,516
		154,374,559
Specialty Retail - 2.5%
Advance Auto Parts, Inc. (b)	110,162	20,915,357
AutoNation, Inc. (a)(b)	100,600	12,027,736
AutoZone, Inc. (a)	49,689	102,341,949
Bath & Body Works, Inc.	174,800	7,170,296
Best Buy Co., Inc.	665,072	54,575,808
Burlington Stores, Inc. (a)	404,710	68,112,693
CarMax, Inc. (a)	119,499	11,862,666
Dick's Sporting Goods, Inc. (b)	464,965	37,769,107
Gap, Inc. (b)	734,867	8,105,583
Industria de Diseno Textil SA (b)	247,100	5,956,298
Lowe's Companies, Inc.	1,813,876	354,249,983
Murphy U.S.A., Inc.	48,232	12,015,556
O'Reilly Automotive, Inc. (a)	285,233	181,741,911
Penske Automotive Group, Inc.	226,900	26,125,266
Ross Stores, Inc.	363,347	30,891,762
Sally Beauty Holdings, Inc. (a)(b)	463,900	7,032,724
Sleep Number Corp. (a)(b)	111,000	5,098,230
The Home Depot, Inc.	885,471	268,076,345
The ODP Corp. (a)	62,070	2,370,453
TJX Companies, Inc.	1,563,326	99,380,634
Tractor Supply Co.	74,680	13,992,045
Ulta Beauty, Inc. (a)	97,394	41,207,401
Williams-Sonoma, Inc.	33,000	4,221,360
		1,375,241,163
Textiles, Apparel & Luxury Goods - 0.3%
Capri Holdings Ltd. (a)	61,700	3,007,258
Columbia Sportswear Co. (b)	120,573	9,378,168
Hanesbrands, Inc. (b)	811,200	9,628,944
lululemon athletica, Inc. (a)	19,177	5,612,916
NIKE, Inc. Class B	866,162	102,943,354
PVH Corp.	47,600	3,373,412
Ralph Lauren Corp.	167,427	16,925,195
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	50,000	1,970,000
Tapestry, Inc.	466,567	16,096,562
Under Armour, Inc.:
Class A (sub. vtg.) (a)	299,588	3,169,641
Class C (non-vtg.) (a)	175,817	1,705,425
		173,810,875

TOTAL CONSUMER DISCRETIONARY		5,074,896,425

CONSUMER STAPLES - 4.7%
Beverages - 1.6%
Brown-Forman Corp. Class B (non-vtg.)	207,059	13,690,741
Constellation Brands, Inc. Class A (sub. vtg.)	398,525	97,825,932
Keurig Dr. Pepper, Inc.	1,091,094	37,904,606
Molson Coors Beverage Co. Class B	682,720	38,123,085
Monster Beverage Corp. (a)	2,070,512	184,524,029
PepsiCo, Inc.	1,103,671	185,140,810
The Coca-Cola Co.	4,996,521	316,679,501
		873,888,704
Food & Staples Retailing - 0.7%
Albertsons Companies, Inc.	161,965	4,948,031
BJ's Wholesale Club Holdings, Inc. (a)	58,600	3,391,182
Costco Wholesale Corp.	288,024	134,282,549
Kroger Co. (b)	1,525,018	80,780,203
Sysco Corp.	405,503	34,135,243
U.S. Foods Holding Corp. (a)	159,800	5,292,576
Walgreens Boots Alliance, Inc.	899,400	39,420,702
Walmart, Inc.	768,378	98,836,462
		401,086,948
Food Products - 0.8%
Archer Daniels Midland Co.	306,800	27,863,576
Bunge Ltd.	219,800	26,006,736
Campbell Soup Co.	143,694	6,884,380
Conagra Brands, Inc.	1,098,220	36,120,456
Darling Ingredients, Inc. (a)	192,000	15,373,440
General Mills, Inc.	373,975	26,122,154
Ingredion, Inc.	219,700	20,803,393
Kellogg Co. (b)	138,500	9,658,990
Local Bounti Corp. (a)(b)	125,589	681,948
Mondelez International, Inc.	883,016	56,124,497
Pilgrim's Pride Corp. (a)	14,400	479,808
Post Holdings, Inc. (a)(b)	188,343	15,487,445
The Hershey Co.	119,419	25,282,196
The J.M. Smucker Co.	214,700	26,916,939
The Kraft Heinz Co.	1,526,742	57,756,650
Tyson Foods, Inc. Class A	930,487	83,380,940
		434,943,548
Household Products - 1.0%
Colgate-Palmolive Co.	292,106	23,020,874
Energizer Holdings, Inc.	517,853	15,530,411
Kimberly-Clark Corp.	230,726	30,691,173
Procter & Gamble Co.	3,095,105	457,704,127
The Clorox Co.	43,089	6,263,417
		533,210,002
Personal Products - 0.1%
BellRing Brands, Inc. (a)	249,635	6,527,955
Estee Lauder Companies, Inc. Class A	279,742	71,236,300
The Beauty Health Co. (a)(b)	187,300	2,672,771
		80,437,026
Tobacco - 0.5%
Altria Group, Inc.	1,913,447	103,498,348
Philip Morris International, Inc.	1,596,622	169,641,088
		273,139,436

TOTAL CONSUMER STAPLES		2,596,705,664

ENERGY - 4.1%
Energy Equipment & Services - 0.3%
Baker Hughes Co. Class A	1,736,295	62,471,894
Halliburton Co.	1,545,307	62,584,934
Liberty Oilfield Services, Inc. Class A (a)	100,000	1,627,000
Schlumberger Ltd.	798,175	36,684,123
U.S. Silica Holdings, Inc. (a)	56,300	995,384
Weatherford International PLC (a)	33,600	1,137,024
		165,500,359
Oil, Gas & Consumable Fuels - 3.8%
APA Corp.	254,600	11,968,746
Canadian Natural Resources Ltd.	185,200	12,256,862
Chevron Corp.	1,796,607	313,795,379
ConocoPhillips Co.	2,865,716	321,991,850
Coterra Energy, Inc.	1,639,340	56,278,542
Delek U.S. Holdings, Inc. (a)	33,300	971,028
Devon Energy Corp.	17,369	1,300,938
Diamondback Energy, Inc.	539,304	81,984,994
EOG Resources, Inc.	1,482,608	203,057,992
EQT Corp.	632,724	30,193,589
Exxon Mobil Corp.	4,837,732	464,422,272
Genesis Energy LP	308,396	3,774,767
Harbour Energy PLC	116,067	561,916
Hess Corp.	249,900	30,755,193
HF Sinclair Corp.	361,400	17,744,740
Imperial Oil Ltd.	143,500	7,859,968
Kinder Morgan, Inc.	1,757,761	34,610,314
Kosmos Energy Ltd. (a)	518,800	4,015,512
Marathon Oil Corp.	1,075,973	33,817,831
Marathon Petroleum Corp.	974,809	99,225,808
MEG Energy Corp. (a)	715,900	12,491,531
Occidental Petroleum Corp.	109,883	7,615,991
ONEOK, Inc.	449,457	29,596,743
Ovintiv, Inc.	106,700	5,974,133
Phillips 66 Co.	784,866	79,122,341
Pioneer Natural Resources Co.	463,441	128,808,792
The Williams Companies, Inc.	586,721	21,743,880
TotalEnergies SE sponsored ADR	867,183	50,990,360
Tourmaline Oil Corp.	96,900	5,981,699
Valero Energy Corp.	565,993	73,352,693
		2,146,266,404

TOTAL ENERGY		2,311,766,763

FINANCIALS - 11.4%
Banks - 4.7%
Bank of America Corp.	12,551,445	466,913,754
BankUnited, Inc.	17,800	741,548
BNP Paribas SA	50,776	2,906,195
Citigroup, Inc.	2,735,967	146,127,997
Citizens Financial Group, Inc.	1,401,782	58,005,739
Comerica, Inc.	99,893	8,312,097
Commerce Bancshares, Inc.	286,405	19,813,498
Cullen/Frost Bankers, Inc. (b)	192,300	24,033,654
East West Bancorp, Inc.	61,700	4,537,418
Eurobank Ergasias Services and Holdings SA (a)	2,549,177	2,852,186
Fifth Third Bancorp	7,329,840	289,015,591
First Horizon National Corp.	1,080,184	24,660,601
First Republic Bank	59,366	9,203,511
Huntington Bancshares, Inc.	3,816,974	52,979,599
JPMorgan Chase & Co.	2,252,433	297,839,216
KeyCorp	2,551,746	50,932,850
M&T Bank Corp.	430,803	77,531,616
Mitsubishi UFJ Financial Group, Inc. sponsored ADR (b)	2,250,000	12,757,500
Pinnacle Financial Partners, Inc.	14,000	1,139,880
Piraeus Financial Holdings SA (a)	639,038	809,526
PNC Financial Services Group, Inc.	1,366,878	239,764,070
Prosperity Bancshares, Inc.	14,100	1,022,250
Regions Financial Corp.	1,976,100	43,652,049
Signature Bank	131,485	28,436,261
Silvergate Capital Corp. (a)	4,556	357,646
Societe Generale Series A (b)	125,375	3,378,546
Standard Chartered PLC (United Kingdom)	255,041	2,027,303
SVB Financial Group (a)	176,269	86,119,745
Synovus Financial Corp.	26,900	1,147,285
Truist Financial Corp.	2,382,999	118,530,370
U.S. Bancorp	1,983,619	105,270,660
UniCredit SpA	254,007	2,978,260
Wells Fargo & Co.	9,067,521	415,020,436
Zions Bancorp NA	70,700	4,032,728
		2,602,851,585
Capital Markets - 2.3%
Ameriprise Financial, Inc.	379,646	104,884,800
Ares Management Corp.	91,900	6,540,523
Bank of New York Mellon Corp.	1,731,821	80,720,177
BlackRock, Inc. Class A	15,159	10,142,584
Blackstone, Inc.	338,947	39,924,567
Blue Owl Capital, Inc. Class A (b)	504,500	6,326,430
Brookfield Asset Management, Inc. Class A	1,316,184	66,598,910
Cboe Global Markets, Inc.	19,245	2,161,406
Charles Schwab Corp.	2,458,622	172,349,402
CME Group, Inc.	204,326	40,626,139
FactSet Research Systems, Inc.	76,652	29,264,201
Goldman Sachs Group, Inc.	534,346	174,650,990
Intercontinental Exchange, Inc.	556,107	56,939,796
Invesco Ltd.	758,168	14,662,969
Jefferies Financial Group, Inc.	1,217,705	40,208,619
KKR & Co. LP	738,336	40,468,196
MarketAxess Holdings, Inc.	27,400	7,718,032
Moody's Corp.	127,551	38,465,555
Morgan Stanley	1,416,999	122,060,294
MSCI, Inc.	31,600	13,978,260
Northern Trust Corp.	208,464	23,295,852
Raymond James Financial, Inc.	283,850	27,956,387
S&P Global, Inc.	225,392	78,769,996
SEI Investments Co.	417,914	24,418,715
State Street Corp.	747,821	54,209,544
StepStone Group, Inc. Class A	67,571	1,841,985
T. Rowe Price Group, Inc.	175,809	22,343,566
TMX Group Ltd.	19,500	2,121,821
Tradeweb Markets, Inc. Class A	66,291	4,481,935
Virtu Financial, Inc. Class A	113,643	2,969,492
		1,311,101,143
Consumer Finance - 0.7%
Ally Financial, Inc.	161,100	7,094,844
American Express Co.	981,532	165,702,232
Capital One Financial Corp.	1,129,956	144,476,174
Credit Acceptance Corp. (a)(b)	6,600	3,929,046
Discover Financial Services	471,072	53,461,961
Navient Corp.	734,600	11,753,600
OneMain Holdings, Inc.	99,200	4,370,752
Synchrony Financial	13,114	485,743
		391,274,352
Diversified Financial Services - 1.1%
Apollo Global Management, Inc.	223,573	12,886,748
Berkshire Hathaway, Inc.:
Class A (a)	1	474,050
Class B (a)	1,634,431	516,447,507
Equitable Holdings, Inc.	1,463,764	44,513,063
Voya Financial, Inc. (b)	475,576	32,629,269
		606,950,637
Insurance - 2.6%
AFLAC, Inc.	872,647	52,856,229
AIA Group Ltd.	82,000	849,535
Alleghany Corp. (a)	14,736	12,286,582
Allstate Corp.	458,300	62,645,027
American Financial Group, Inc.	206,300	29,150,190
American International Group, Inc.	1,419,229	83,280,358
Aon PLC	45,366	12,506,045
Arch Capital Group Ltd. (a)	172,800	8,201,088
Arthur J. Gallagher & Co.	378,043	61,220,283
Assurant, Inc.	191,794	33,888,082
Axis Capital Holdings Ltd.	200,700	11,754,999
Brookfield Asset Management Reinsurance Partners Ltd.	9,502	482,987
Chubb Ltd.	732,039	154,672,520
Cincinnati Financial Corp.	415,077	53,071,745
CNA Financial Corp.	126,609	5,803,757
Everest Re Group Ltd.	134,542	38,008,115
Fairfax Financial Holdings Ltd.	24,209	13,429,865
Fidelity National Financial, Inc.	122,200	5,169,060
First American Financial Corp.	48,000	2,908,320
Globe Life, Inc.	103,400	10,088,738
Hartford Financial Services Group, Inc.	1,642,359	119,087,451
Lincoln National Corp.	368,600	21,352,998
Loews Corp.	695,404	45,542,008
Markel Corp. (a)	5,360	7,340,145
Marsh & McLennan Companies, Inc.	393,207	62,893,460
MetLife, Inc.	1,772,513	119,449,651
Old Republic International Corp.	87,200	2,085,824
Principal Financial Group, Inc.	118,400	8,634,912
Progressive Corp.	1,391,094	166,068,802
Prudential Financial, Inc.	379,400	40,311,250
Prudential PLC	45,820	597,486
Reinsurance Group of America, Inc.	14,922	1,877,934
RenaissanceRe Holdings Ltd.	261,967	40,217,174
The Travelers Companies, Inc.	565,131	101,181,054
Unum Group	411,400	14,995,530
W.R. Berkley Corp.	199,494	14,190,008
Willis Towers Watson PLC	72,500	15,302,575
		1,433,401,787
Mortgage Real Estate Investment Trusts - 0.0%
Annaly Capital Management, Inc.	1,475,500	9,753,055
Thrifts & Mortgage Finance - 0.0%
Radian Group, Inc.	603,800	12,987,738

TOTAL FINANCIALS		6,368,320,297

HEALTH CARE - 13.0%
Biotechnology - 2.3%
AbbVie, Inc.	3,537,692	521,349,670
ADC Therapeutics SA (a)(b)	59,300	405,612
Alnylam Pharmaceuticals, Inc. (a)	22,000	2,767,600
Amgen, Inc.	830,533	213,231,042
Arcutis Biotherapeutics, Inc. (a)	50,000	1,044,000
Argenx SE ADR (a)	25,800	7,979,940
Ascendis Pharma A/S sponsored ADR (a)	48,400	4,090,284
Atara Biotherapeutics, Inc. (a)	85,000	442,000
Beam Therapeutics, Inc. (a)(b)	20,000	703,600
Biogen, Inc. (a)	208,225	41,645,000
Blueprint Medicines Corp. (a)	28,000	1,540,000
Celldex Therapeutics, Inc. (a)	38,000	893,760
Century Therapeutics, Inc. (b)	50,000	434,500
Cytokinetics, Inc. (a)(b)	90,000	3,591,000
Erasca, Inc. (b)	130,000	704,600
Exelixis, Inc. (a)	60,000	1,099,800
Gilead Sciences, Inc.	1,109,077	71,923,643
Imago BioSciences, Inc. (b)	17,500	282,800
Innovent Biologics, Inc. (a)(c)	400,000	1,241,207
Instil Bio, Inc. (a)(b)	60,000	360,300
Legend Biotech Corp. ADR (a)	58,000	2,452,820
Moderna, Inc. (a)	126,857	18,436,128
Neurocrine Biosciences, Inc. (a)	280,851	26,256,760
PTC Therapeutics, Inc. (a)	64,000	1,879,680
Regeneron Pharmaceuticals, Inc. (a)	272,526	181,158,933
Relay Therapeutics, Inc. (a)(b)	70,000	1,139,600
Vertex Pharmaceuticals, Inc. (a)	551,082	148,048,179
Xencor, Inc. (a)	65,000	1,451,450
Zai Lab Ltd. (a)	300,000	951,932
Zentalis Pharmaceuticals, Inc. (a)(b)	64,139	1,546,391
		1,259,052,231
Health Care Equipment & Supplies - 1.6%
Abbott Laboratories	1,176,477	138,188,988
Alcon, Inc. (b)	573,816	42,881,270
Becton, Dickinson & Co.	305,798	78,223,128
Boston Scientific Corp. (a)	2,656,851	108,957,460
DexCom, Inc. (a)	117,698	35,066,942
Edwards Lifesciences Corp. (a)	122,412	12,345,250
Envista Holdings Corp. (a)	100,000	4,304,000
Hologic, Inc. (a)	631,070	47,500,639
IDEXX Laboratories, Inc. (a)	16,193	6,341,503
Insulet Corp. (a)(b)	46,000	9,820,080
Intuitive Surgical, Inc. (a)	857,242	195,142,569
Masimo Corp. (a)	10,000	1,404,300
Medtronic PLC	606,845	60,775,527
Penumbra, Inc. (a)(b)	68,000	9,990,560
ResMed, Inc.	35,500	7,222,830
STERIS PLC	67,600	15,426,320
Stryker Corp.	239,112	56,071,764
Tandem Diabetes Care, Inc. (a)	30,000	2,045,100
Teleflex, Inc.	25,521	7,343,413
The Cooper Companies, Inc.	33,469	11,738,917
Zimmer Biomet Holdings, Inc.	553,874	66,581,194
		917,371,754
Health Care Providers & Services - 3.5%
1Life Healthcare, Inc. (a)	100,000	847,000
agilon health, Inc. (a)(b)	290,000	5,539,000
Alignment Healthcare, Inc. (a)(b)	160,876	1,718,156
AmerisourceBergen Corp.	242,350	37,513,357
Anthem, Inc.	312,468	159,236,817
Cano Health, Inc. (a)(b)	330,000	1,699,500
Cardinal Health, Inc.	375,429	21,144,161
Centene Corp. (a)	1,809,567	147,371,136
Cigna Corp.	337,821	90,633,996
CVS Health Corp.	2,030,804	196,480,287
DaVita HealthCare Partners, Inc. (a)	286,013	27,883,407
Guardant Health, Inc. (a)(b)	25,000	1,024,500
HCA Holdings, Inc.	483,841	101,800,146
Henry Schein, Inc. (a)	60,100	5,146,964
Humana, Inc.	352,886	160,291,408
Laboratory Corp. of America Holdings	122,674	30,266,129
LifeStance Health Group, Inc. (b)	218,000	1,624,100
McKesson Corp.	367,197	120,693,982
Molina Healthcare, Inc. (a)	105,838	30,716,304
Oak Street Health, Inc. (a)(b)	280,000	5,286,400
Quest Diagnostics, Inc.	297,280	41,922,426
Surgery Partners, Inc. (a)	100,000	3,920,000
UnitedHealth Group, Inc.	1,440,860	715,790,431
Universal Health Services, Inc. Class B	174,800	21,781,828
		1,930,331,435
Health Care Technology - 0.0%
Cerner Corp.	6,205	588,544
Change Healthcare, Inc. (a)	45,000	1,084,050
Doximity, Inc. (b)	45,000	1,574,550
Inspire Medical Systems, Inc. (a)	15,000	2,652,450
Phreesia, Inc. (a)	50,000	907,000
Veeva Systems, Inc. Class A (a)	113,800	19,375,588
		26,182,182
Life Sciences Tools & Services - 1.6%
10X Genomics, Inc. (a)	30,000	1,535,700
Agilent Technologies, Inc.	479,693	61,189,639
Avantor, Inc. (a)	108,000	3,460,320
Bio-Rad Laboratories, Inc. Class A (a)	6,300	3,388,077
Bio-Techne Corp.	976	360,856
Bruker Corp.	67,000	4,186,160
Charles River Laboratories International, Inc. (a)	25,853	6,051,670
Danaher Corp.	898,133	236,945,448
Illumina, Inc. (a)	140,071	33,544,203
IQVIA Holdings, Inc. (a)	88,424	19,033,266
Lonza Group AG	7,500	4,521,793
Mettler-Toledo International, Inc. (a)	12,522	16,104,795
PerkinElmer, Inc.	12,562	1,880,155
Sartorius Stedim Biotech	10,800	3,722,943
Thermo Fisher Scientific, Inc.	768,154	435,981,166
Waters Corp. (a)	49,480	16,226,966
West Pharmaceutical Services, Inc.	57,228	17,762,427
		865,895,584
Pharmaceuticals - 4.0%
Arvinas Holding Co. LLC (a)	32,000	1,334,080
AstraZeneca PLC:
(United Kingdom)	50,000	6,608,190
sponsored ADR	940,054	62,494,790
Bristol-Myers Squibb Co.	3,871,809	292,127,989
Elanco Animal Health, Inc. (a)	2,374,440	56,274,228
Eli Lilly & Co.	972,167	304,716,024
Jazz Pharmaceuticals PLC (a)	162,700	24,352,936
Johnson & Johnson	3,376,498	606,182,686
Merck & Co., Inc.	2,907,929	267,616,706
Novartis AG sponsored ADR	487,047	44,292,054
Novo Nordisk A/S Series B sponsored ADR (b)	175,917	19,421,237
Organon & Co.	297,937	11,309,689
Pfizer, Inc.	6,633,717	351,852,350
Roche Holding AG:
(participation certificate)	15,000	5,111,867
sponsored ADR	768,447	32,689,735
Royalty Pharma PLC	240,000	9,873,600
Sanofi SA sponsored ADR	704,081	37,492,313
UCB SA	20,000	1,764,057
Viatris, Inc.	240,687	2,953,229
Zoetis, Inc. Class A	701,305	119,874,064
		2,258,341,824

TOTAL HEALTH CARE		7,257,175,010

INDUSTRIALS - 7.5%
Aerospace & Defense - 1.9%
Curtiss-Wright Corp.	5,460	775,211
General Dynamics Corp.	380,587	85,597,822
Howmet Aerospace, Inc.	669,245	23,938,894
Huntington Ingalls Industries, Inc.	114,700	24,139,762
L3Harris Technologies, Inc.	295,826	71,264,483
Lockheed Martin Corp.	303,764	133,689,574
Moog, Inc. Class A	127,400	10,369,086
Northrop Grumman Corp. (b)	478,854	224,089,306
Raytheon Technologies Corp.	2,158,256	205,293,311
Textron, Inc.	809,960	52,882,288
The Boeing Co. (a)	918,988	120,755,023
TransDigm Group, Inc. (a)	132,524	80,226,054
Vectrus, Inc. (a)	37,733	1,351,596
		1,034,372,410
Air Freight & Logistics - 0.7%
C.H. Robinson Worldwide, Inc. (b)	52,700	5,718,477
Expeditors International of Washington, Inc.	366,607	39,901,506
FedEx Corp.	673,410	151,234,418
GXO Logistics, Inc. (a)	49,068	2,662,920
United Parcel Service, Inc. Class B	1,114,930	203,195,993
		402,713,314
Airlines - 0.2%
Delta Air Lines, Inc. (a)	617,600	25,747,744
Southwest Airlines Co. (a)	857,216	39,311,926
United Airlines Holdings, Inc. (a)	517,457	24,646,477
		89,706,147
Building Products - 0.4%
A.O. Smith Corp.	48,504	2,916,060
Builders FirstSource, Inc. (a)	26,500	1,724,885
Carlisle Companies, Inc.	42,934	10,923,698
Carrier Global Corp.	343,070	13,486,082
Fortune Brands Home & Security, Inc.	102,572	7,113,368
Masco Corp.	392,340	22,241,755
Owens Corning	179,505	17,157,088
Trane Technologies PLC	955,236	131,879,882
		207,442,818
Commercial Services & Supplies - 0.2%
Copart, Inc. (a)	197,088	22,572,489
Deluxe Corp.	215,300	5,152,129
Republic Services, Inc.	405,912	54,327,262
Waste Connections, Inc. (United States)	262,185	33,439,075
		115,490,955
Construction & Engineering - 0.0%
MDU Resources Group, Inc.	387,800	10,617,964
Electrical Equipment - 0.4%
Acuity Brands, Inc.	73,900	12,933,978
AMETEK, Inc.	239,800	29,128,506
Eaton Corp. PLC	830,695	115,134,327
Emerson Electric Co.	341,334	30,262,672
Generac Holdings, Inc. (a)	149,225	36,870,513
Sensata Technologies, Inc. PLC	60,600	2,910,618
		227,240,614
Industrial Conglomerates - 0.7%
3M Co.	194,262	29,001,374
General Electric Co.	1,535,089	120,182,118
Honeywell International, Inc.	1,352,434	261,858,271
		411,041,763
Machinery - 1.6%
AGCO Corp.	242,798	31,109,708
Allison Transmission Holdings, Inc.	309,700	12,391,097
Caterpillar, Inc.	143,501	30,974,691
Crane Holdings Co.	172,600	16,510,916
Cummins, Inc.	516,967	108,108,139
Deere & Co.	498,147	178,227,034
Dover Corp.	389,000	52,090,990
Fortive Corp.	764,234	47,206,734
Illinois Tool Works, Inc.	34,300	7,136,801
Ingersoll Rand, Inc.	2,174,065	102,507,165
ITT, Inc.	102,300	7,551,786
Middleby Corp. (a)(b)	77,327	11,711,947
Nordson Corp.	25,526	5,561,605
Oshkosh Corp.	256,337	23,816,271
Otis Worldwide Corp.	370,310	27,551,064
PACCAR, Inc.	641,723	55,727,225
Parker Hannifin Corp.	368,263	100,230,141
Snap-On, Inc.	134,923	29,936,715
Stanley Black & Decker, Inc.	59,990	7,120,213
Timken Co.	247,710	15,127,650
Xylem, Inc. (b)	252,000	21,231,000
		891,828,892
Professional Services - 0.3%
CACI International, Inc. Class A (a)	3,600	1,009,332
CoStar Group, Inc. (a)	436,140	26,578,372
Dun & Bradstreet Holdings, Inc. (a)	66,153	1,142,462
Equifax, Inc.	12,029	2,436,835
Jacobs Engineering Group, Inc.	226,236	31,693,401
Leidos Holdings, Inc.	579,082	60,514,069
Manpower, Inc.	135,800	12,169,038
Robert Half International, Inc.	90,827	8,188,054
TransUnion Holding Co., Inc.	71,055	6,168,285
		149,899,848
Road & Rail - 1.0%
AMERCO	10,000	4,899,800
Canadian Pacific Railway Ltd.	242,826	17,347,489
CSX Corp.	3,087,479	98,150,957
Knight-Swift Transportation Holdings, Inc. Class A	72,100	3,506,944
Lyft, Inc. (a)	1,904,962	33,679,728
Norfolk Southern Corp.	806,471	193,278,840
Old Dominion Freight Lines, Inc.	171,984	44,413,148
Saia, Inc. (a)	51,800	10,235,162
Uber Technologies, Inc. (a)	743,667	17,253,074
Union Pacific Corp.	578,359	127,111,741
XPO Logistics, Inc. (a)	82,800	4,424,832
		554,301,715
Trading Companies & Distributors - 0.1%
United Rentals, Inc. (a)	127,519	38,023,615
W.W. Grainger, Inc.	78,066	38,023,607
		76,047,222

TOTAL INDUSTRIALS		4,170,703,662

INFORMATION TECHNOLOGY - 20.6%
Communications Equipment - 0.5%
Arista Networks, Inc. (a)	54,776	5,602,489
Cisco Systems, Inc.	4,315,697	194,422,150
CommScope Holding Co., Inc. (a)	431,632	3,241,556
F5, Inc. (a)	125,352	20,437,390
Motorola Solutions, Inc.	262,425	57,665,270
		281,368,855
Electronic Equipment & Components - 0.3%
Amphenol Corp. Class A	124,459	8,819,165
Arrow Electronics, Inc. (a)	246,800	29,776,420
Corning, Inc.	133,040	4,765,493
Jabil, Inc.	158,400	9,744,768
Keysight Technologies, Inc. (a)	369,552	53,806,771
TD SYNNEX Corp.	140,757	14,617,614
TE Connectivity Ltd.	67,024	8,672,235
Teledyne Technologies, Inc. (a)	85,193	34,515,944
Trimble, Inc. (a)	7,320	498,126
Vishay Intertechnology, Inc.	618,200	12,636,008
Zebra Technologies Corp. Class A (a)	6,975	2,358,875
		180,211,419
IT Services - 3.7%
Accenture PLC Class A	482,774	144,088,728
Affirm Holdings, Inc. (a)(b)	745,353	21,242,561
Amdocs Ltd.	226,500	19,680,585
Automatic Data Processing, Inc.	90,665	20,212,855
Block, Inc. Class A (a)	289,500	25,334,145
Capgemini SA	32,600	6,317,090
Cognizant Technology Solutions Corp. Class A	439,816	32,854,255
CSG Systems International, Inc.	185,800	11,554,902
Dlocal Ltd. (b)	160,100	4,615,683
DXC Technology Co. (a)	319,007	11,235,427
EPAM Systems, Inc. (a)	14,400	4,874,688
Fidelity National Information Services, Inc.	518,517	54,185,048
Fiserv, Inc. (a)	1,170,606	117,271,309
FleetCor Technologies, Inc. (a)	567,735	141,258,145
Gartner, Inc. (a)	49,756	13,055,974
Genpact Ltd.	104,900	4,654,413
Global Payments, Inc.	490,291	64,247,733
IBM Corp.	736,588	102,267,878
MasterCard, Inc. Class A	1,375,691	492,318,538
MongoDB, Inc. Class A (a)	25,400	6,023,610
Paychex, Inc.	143,609	17,783,102
PayPal Holdings, Inc. (a)	992,808	84,597,170
Shopify, Inc. Class A (a)	76,114	28,551,884
Snowflake, Inc. (a)	44,811	5,720,124
SS&C Technologies Holdings, Inc.	185,143	11,847,301
The Western Union Co.	167,700	3,042,078
Twilio, Inc. Class A (a)	34,300	3,607,331
VeriSign, Inc. (a)	109,266	19,072,380
Visa, Inc. Class A (b)	2,747,870	583,015,578
Wix.com Ltd. (a)	35,800	2,255,758
Worldline SA (a)(c)	23,532	962,891
		2,057,749,164
Semiconductors & Semiconductor Equipment - 4.3%
Advanced Micro Devices, Inc. (a)	3,065,478	312,249,589
Analog Devices, Inc.	604,561	101,808,072
Applied Materials, Inc.	502,449	58,932,243
ASML Holding NV	21,030	12,119,379
ASML Holding NV (Netherlands)	10,100	5,812,097
Broadcom, Inc.	403,645	234,166,574
First Solar, Inc. (a)	46,300	3,269,243
Intel Corp.	1,775,900	78,885,478
KLA Corp.	241,712	88,188,623
Lam Research Corp.	194,869	101,337,726
Marvell Technology, Inc.	352,800	20,868,120
MediaTek, Inc.	140,000	4,325,084
Microchip Technology, Inc.	738,026	53,617,589
Micron Technology, Inc.	704,448	52,016,440
NVIDIA Corp.	3,138,562	586,032,297
NXP Semiconductors NV	1,263,092	239,684,338
onsemi (a)	125,600	7,621,408
Qorvo, Inc. (a)	203,400	22,729,950
Qualcomm, Inc.	2,093,253	299,795,695
Renesas Electronics Corp. (a)	789,300	9,218,903
Silergy Corp.	25,000	2,566,912
SolarEdge Technologies, Inc. (a)	23,700	6,465,123
Taiwan Semiconductor Manufacturing Co. Ltd.	771,000	14,567,276
Teradyne, Inc. (b)	447,814	48,928,158
Texas Instruments, Inc.	274,599	48,538,119
		2,413,744,436
Software - 7.3%
Adobe, Inc. (a)	552,973	230,302,195
Anaplan, Inc. (a)	62,800	4,119,680
ANSYS, Inc. (a)	110,000	28,639,600
Atlassian Corp. PLC (a)	67,320	11,937,182
Autodesk, Inc. (a)	416,713	86,572,126
Black Knight, Inc. (a)	207,600	14,098,116
Cadence Design Systems, Inc. (a)	275,974	42,425,483
CCC Intelligent Solutions Holdings, Inc. (a)(d)	35,655	319,112
Consensus Cloud Solutions, Inc. (a)	54,833	2,633,629
Coupa Software, Inc. (a)	370,537	25,489,240
Cvent Holding Corp. (d)	88,079	469,461
Dropbox, Inc. Class A (a)	301,000	6,272,840
Elastic NV (a)	29,200	1,800,180
Envestnet, Inc. (a)	100	6,662
Five9, Inc. (a)	39,700	3,839,387
Fortinet, Inc. (a)	110,283	32,438,642
HashiCorp, Inc. (b)	28,101	984,097
HubSpot, Inc. (a)	20,900	7,057,721
Intuit, Inc.	419,904	174,033,412
Microsoft Corp.	9,158,188	2,489,836,572
NCR Corp. (a)	219,300	7,607,517
NortonLifeLock, Inc.	388,187	9,448,472
Oracle Corp.	3,302,430	237,510,766
Palo Alto Networks, Inc. (a)	72,923	36,664,226
Roper Technologies, Inc.	180,902	80,038,281
Salesforce.com, Inc. (a)	1,722,514	276,015,643
ServiceNow, Inc. (a)	30,684	14,343,849
Splunk, Inc. (a)	131,500	13,486,640
Synopsys, Inc. (a)	276,660	88,309,872
UiPath, Inc. Class A (a)(b)	172,855	2,950,635
Unity Software, Inc. (a)(b)	101,600	4,060,952
VMware, Inc. Class A	105,309	13,490,083
Workday, Inc. Class A (a)	479,571	74,956,947
Zoom Video Communications, Inc. Class A (a)	438,910	47,160,880
		4,069,320,100
Technology Hardware, Storage & Peripherals - 4.5%
Apple, Inc.	14,903,252	2,218,200,028
Dell Technologies, Inc.	476,200	23,781,428
Hewlett Packard Enterprise Co.	2,339,260	36,492,456
HP, Inc.	2,019,911	78,453,343
NetApp, Inc.	78,144	5,622,461
Pure Storage, Inc. Class A (a)	684,000	16,231,320
Seagate Technology Holdings PLC	946,292	80,122,544
Western Digital Corp. (a)	178,723	10,846,699
Xerox Holdings Corp.	386,650	7,276,753
		2,477,027,032

TOTAL INFORMATION TECHNOLOGY		11,479,421,006

MATERIALS - 2.8%
Chemicals - 1.9%
Air Products & Chemicals, Inc.	185,795	45,735,297
Albemarle Corp. U.S.	47,478	12,364,221
Axalta Coating Systems Ltd. (a)	214,347	5,821,665
Cabot Corp.	99,100	7,492,951
Celanese Corp. Class A	259,548	40,624,453
CF Industries Holdings, Inc.	486,069	48,009,035
Corteva, Inc.	1,084,400	67,905,128
Dow, Inc.	611,748	41,586,629
DuPont de Nemours, Inc.	211,000	14,316,350
Eastman Chemical Co.	724,267	79,785,253
Ecolab, Inc.	136,000	22,291,760
FMC Corp.	483,224	59,233,598
Huntsman Corp.	748,735	27,141,644
Ingevity Corp. (a)	136,575	9,516,546
International Flavors & Fragrances, Inc.	136,960	18,102,003
Linde PLC	737,159	239,340,784
LyondellBasell Industries NV Class A	361,704	41,324,682
Nutrien Ltd.	67,000	6,511,730
Olin Corp.	300,462	19,767,395
PPG Industries, Inc.	384,058	48,579,496
RPM International, Inc.	497,806	43,856,709
Schweitzer-Mauduit International, Inc.	240,600	6,525,072
Sherwin-Williams Co.	391,738	105,001,454
The Chemours Co. LLC	376,900	16,240,621
The Mosaic Co.	270,358	16,937,929
Valvoline, Inc.	470,500	15,742,930
		1,059,755,335
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	136,097	46,188,600
Vulcan Materials Co.	94,605	15,597,526
		61,786,126
Containers & Packaging - 0.5%
Amcor PLC	910,673	11,929,816
Avery Dennison Corp.	190,820	32,927,899
Ball Corp.	469,725	33,298,805
Berry Global Group, Inc. (a)	392,300	22,882,859
Crown Holdings, Inc.	74,800	7,812,112
International Paper Co. (b)	703,493	34,084,236
O-I Glass, Inc. (a)	154,700	2,544,815
Packaging Corp. of America	333,343	52,428,187
Sealed Air Corp.	540,418	33,603,191
WestRock Co.	928,261	45,011,376
		276,523,296
Metals & Mining - 0.3%
Alcoa Corp.	28,300	1,746,676
Freeport-McMoRan, Inc.	937,521	36,638,321
Newmont Corp.	424,836	28,825,123
Nucor Corp.	241,135	31,940,742
Reliance Steel & Aluminum Co.	126,300	24,552,720
Steel Dynamics, Inc.	116,500	9,946,770
United States Steel Corp. (b)	220,900	5,537,963
		139,188,315
Paper & Forest Products - 0.0%
Sylvamo Corp.	28,090	1,425,287
West Fraser Timber Co. Ltd. (b)	48,300	4,461,954
		5,887,241

TOTAL MATERIALS		1,543,140,313

REAL ESTATE - 1.9%
Equity Real Estate Investment Trusts (REITs) - 1.8%
Alexandria Real Estate Equities, Inc.	37,616	6,242,375
American Homes 4 Rent Class A	299,124	11,055,623
American Tower Corp.	398,970	102,188,186
Apple Hospitality (REIT), Inc.	377,917	6,314,993
AvalonBay Communities, Inc.	62,559	13,009,770
Boston Properties, Inc.	25,379	2,821,637
Brandywine Realty Trust (SBI)	767,000	8,552,050
Brixmor Property Group, Inc.	535,172	13,047,493
Camden Property Trust (SBI)	34,600	4,964,754
Corporate Office Properties Trust (SBI)	66,300	1,832,532
Crown Castle International Corp.	271,200	51,433,080
CubeSmart	60,300	2,685,159
Equinix, Inc.	79,378	54,539,830
Equity Lifestyle Properties, Inc.	356,600	26,994,620
Equity Residential (SBI)	55,419	4,257,842
Essex Property Trust, Inc.	102,875	29,201,069
Extra Space Storage, Inc.	52,034	9,272,459
Federal Realty Investment Trust (SBI)	79,972	9,194,381
Host Hotels & Resorts, Inc.	992,587	19,841,814
Invitation Homes, Inc.	127,300	4,801,756
JBG SMITH Properties	267,162	6,895,451
Kilroy Realty Corp.	5,100	309,570
Kimco Realty Corp.	692,218	16,370,956
Lamar Advertising Co. Class A	69,874	6,844,158
Life Storage, Inc.	8,700	1,015,812
Mid-America Apartment Communities, Inc.	76,840	13,908,040
Omega Healthcare Investors, Inc.	439,500	13,083,915
Paramount Group, Inc.	715,000	6,477,900
Piedmont Office Realty Trust, Inc. Class A	784,400	11,562,056
Prologis (REIT), Inc.	1,077,607	137,373,340
Public Storage	130,682	43,208,696
Rayonier, Inc.	324,348	13,369,625
Rexford Industrial Realty, Inc.	174,300	11,132,541
SBA Communications Corp. Class A	266,130	89,582,019
Service Properties Trust	340,500	2,155,365
Simon Property Group, Inc.	290,094	33,259,277
SITE Centers Corp.	166,350	2,615,022
Sun Communities, Inc.	435,297	71,445,297
Ventas, Inc.	854,635	48,491,990
Vornado Realty Trust	378,853	13,244,701
Washington REIT (SBI)	61,300	1,488,977
Welltower, Inc.	521,388	46,450,457
Weyerhaeuser Co.	1,341,207	53,004,501
		1,025,541,089
Real Estate Management & Development - 0.1%
CBRE Group, Inc. (a)	489,139	40,520,275
Cushman & Wakefield PLC (a)	252,100	4,706,707
Jones Lang LaSalle, Inc. (a)	28,000	5,524,960
Opendoor Technologies, Inc. (a)(b)	437,121	3,160,385
WeWork, Inc. (a)(b)	191,800	1,398,222
		55,310,549

TOTAL REAL ESTATE		1,080,851,638

UTILITIES - 2.3%
Electric Utilities - 1.4%
Alliant Energy Corp.	108,000	6,892,560
American Electric Power Co., Inc.	93,796	9,570,006
Constellation Energy Corp.	255,939	15,888,693
Duke Energy Corp.	248,600	27,972,472
Edison International	372,374	26,032,666
Entergy Corp. (b)	292,874	35,238,600
Evergy, Inc.	148,565	10,390,636
Eversource Energy	139,800	12,906,336
Exelon Corp.	1,646,331	80,917,169
FirstEnergy Corp.	124,800	5,361,408
NextEra Energy, Inc.	3,693,422	279,555,111
NRG Energy, Inc.	886,419	40,810,731
OGE Energy Corp.	44,647	1,843,921
PG&E Corp. (a)	1,098,108	13,396,918
Pinnacle West Capital Corp.	25,134	1,951,655
PPL Corp.	946,635	28,569,444
Southern Co.	1,428,200	108,057,612
Xcel Energy, Inc.	993,576	74,856,016
		780,211,954
Gas Utilities - 0.1%
Atmos Energy Corp.	248,700	28,926,297
National Fuel Gas Co.	14,000	1,029,420
		29,955,717
Independent Power and Renewable Electricity Producers - 0.1%
The AES Corp.	159,400	3,513,176
Vistra Corp.	877,200	23,131,764
		26,644,940
Multi-Utilities - 0.7%
Ameren Corp.	1,049,649	99,916,088
CenterPoint Energy, Inc.	147,219	4,718,369
CMS Energy Corp.	546,134	38,797,359
Consolidated Edison, Inc.	128,620	12,766,821
Dominion Energy, Inc.	1,167,193	98,300,994
DTE Energy Co.	127,945	16,979,581
NiSource, Inc.	296,210	9,315,805
Public Service Enterprise Group, Inc.	340,152	23,314,018
Sempra Energy	401,164	65,734,733
WEC Energy Group, Inc.	299,870	31,507,341
		401,351,109
Water Utilities - 0.0%
American Water Works Co., Inc.	94,138	14,238,373
Essential Utilities, Inc.	92,400	4,274,424
		18,512,797

TOTAL UTILITIES		1,256,676,517

TOTAL COMMON STOCKS
(Cost $27,785,205,457)		46,887,708,947

Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Porsche Automobil Holding SE (Germany)
(Cost $3,697,947)	37,300	3,055,123

Equity Funds - 15.0%
Large Blend Funds - 6.0%
Fidelity SAI U.S. Large Cap Index Fund (e)	95,247,863	1,888,765,124
Fidelity SAI U.S. Low Volatility Index Fund (e)	53,799,395	952,249,299
PIMCO StocksPLUS Absolute Return Fund Institutional Class	48,723,545	491,133,329

TOTAL LARGE BLEND FUNDS		3,332,147,752

Large Growth Funds - 9.0%
Fidelity Blue Chip Growth Fund (e)	952,893	124,857,618
Fidelity Growth Company Fund (e)	101,586,266	2,708,289,861
Fidelity SAI U.S. Momentum Index Fund (e)	39,448,581	553,858,080
Fidelity SAI U.S. Quality Index Fund (e)	98,820,468	1,629,549,515

TOTAL LARGE GROWTH FUNDS		5,016,555,074

Mid-Cap Blend Funds - 0.0%
Fidelity Mid Cap Index Fund (e)	124,270	3,463,398
TOTAL EQUITY FUNDS
(Cost $6,071,526,924)		8,352,166,224

Other - 0.1%
Commodity Funds - Broad Basket - 0.1%
Fidelity SAI Inflation-Focused Fund (e)
(Cost $10,022,703)	1,173,878	15,530,401

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.17% to 0.47% 6/23/22
(Cost $5,879,236)	5,880,000	5,877,938

Money Market Funds - 1.5%
Fidelity Cash Central Fund 0.82% (f)	31,245,987	31,252,236
Fidelity Securities Lending Cash Central Fund 0.82% (f)(g)	433,199,385	433,242,705
Invesco Government & Agency Portfolio Institutional Class 0.67% (h)	381,663,984	381,663,984
TOTAL MONEY MARKET FUNDS
(Cost $846,158,541)		846,158,925
TOTAL INVESTMENT IN SECURITIES - 100.7%
(Cost $34,722,490,808)		56,110,497,558
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(362,676,906)
NET ASSETS - 100%		$55,747,820,652

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	155	June 2022	$32,017,188	$(146,478)	$(146,478)

The notional amount of futures purchased as a percentage of Net Assets is 0.1%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,204,098 or 0.0% of net assets.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $788,573 or 0.0% of net assets.

 (e) Affiliated Fund

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

 (h) The rate quoted is the annualized seven-day yield of the fund at period end.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
CCC Intelligent Solutions Holdings, Inc.	2/2/21	$356,550
Cvent Holding Corp.	7/23/21	$880,790

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.82%	$42,716,602	$413,584,775	$425,049,141	$45,942	$1,205	$(1,205)	$31,252,236	0.1%
Fidelity Securities Lending Cash Central Fund 0.82%	292,027,572	1,879,095,397	1,737,880,264	1,577,057	--	--	433,242,705	1.2%
Total	$334,744,174	$2,292,680,172	$2,162,929,405	$1,622,999	$1,205	$(1,205)	$464,494,941

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur, and are excluded from purchases and sales below if applicable. If an underlying Fund changes its name, the name presented below is the name in effect at period end.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Blue Chip Growth Fund	$--	$150,000,000	$--	$--	$--	$(25,142,382)	$124,857,618
Fidelity Growth Company Fund	3,660,707,600	587,235,288	595,000,000	387,235,288	71,312,565	(1,015,965,592)	2,708,289,861
Fidelity Mid Cap Index Fund	--	335,533,084	324,144,198	--	(7,869,567)	(55,921)	3,463,398
Fidelity SAI Inflation-Focused Fund	10,795,429	3,254,115	--	3,254,115	--	1,480,857	15,530,401
Fidelity SAI U.S. Large Cap Index Fund	2,057,113,253	5,773,424,254	5,860,940,951	195,875,251	116,181,056	(197,012,488)	1,888,765,124
Fidelity SAI U.S. Low Volatility Index Fund	1,442,168,893	331,368,799	860,966,340	31,368,799	109,701,276	(70,023,329)	952,249,299
Fidelity SAI U.S. Momentum Index Fund	31,475,001	543,133,122	75	10,992,147	4	(20,749,972)	553,858,080
Fidelity SAI U.S. Quality Index Fund	1,001,129,553	774,651,616	27,803,884	102,135,201	(1,529,266)	(116,898,504)	1,629,549,515
Total	$8,203,389,729	$8,498,600,278	$7,668,855,448	$730,860,801	$287,796,068	$(1,444,367,331)	$7,876,563,296

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$3,748,051,652	$3,748,051,652	$--	$--
Consumer Discretionary	5,077,951,548	5,064,111,646	13,839,902	--
Consumer Staples	2,596,705,664	2,596,705,664	--	--
Energy	2,311,766,763	2,311,766,763	--	--
Financials	6,368,320,297	6,352,730,786	15,589,511	--
Health Care	7,257,175,010	7,240,933,160	16,241,850	--
Industrials	4,170,703,662	4,170,703,662	--	--
Information Technology	11,479,421,006	11,441,967,843	37,453,163	--
Materials	1,543,140,313	1,543,140,313	--	--
Real Estate	1,080,851,638	1,080,851,638	--	--
Utilities	1,256,676,517	1,256,676,517	--	--
Equity Funds	8,352,166,224	8,352,166,224	--	--
Other	15,530,401	15,530,401	--	--
Other Short-Term Investments	5,877,938	--	5,877,938	--
Money Market Funds	846,158,925	846,158,925	--	--
Total Investments in Securities:	$56,110,497,558	$56,021,495,194	$89,002,364	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(146,478)	$(146,478)	$--	$--
Total Liabilities	$(146,478)	$(146,478)	$--	$--
Total Derivative Instruments:	$(146,478)	$(146,478)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(146,478)
Total Equity Risk	0	(146,478)
Total Value of Derivatives	$0	$(146,478)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2022
Assets
Investment in securities, at value (including securities loaned of $415,313,028) — See accompanying schedule: Unaffiliated issuers (cost $28,653,093,904)	$47,769,439,321
Fidelity Central Funds (cost $464,494,556)	464,494,941
Other affiliated issuers (cost $5,604,902,348)	7,876,563,296
Total Investment in Securities (cost $34,722,490,808)		$56,110,497,558
Segregated cash with brokers for derivative instruments		660,800
Cash		3,387,690
Foreign currency held at value (cost $4,817,896)		4,759,307
Receivable for investments sold		184,704,324
Receivable for fund shares sold		25,646,217
Dividends receivable		74,595,189
Interest receivable		207,066
Distributions receivable from Fidelity Central Funds		80,332
Prepaid expenses		151,210
Other receivables		665,847
Total assets		56,405,355,540
Liabilities
Payable for investments purchased	$188,623,745
Payable for fund shares redeemed	25,860,500
Accrued management fee	8,060,196
Payable for daily variation margin on futures contracts	189,875
Other payables and accrued expenses	1,557,867
Collateral on securities loaned	433,242,705
Total liabilities		657,534,888
Net Assets		$55,747,820,652
Net Assets consist of:
Paid in capital		$32,703,711,931
Total accumulated earnings (loss)		23,044,108,721
Net Assets		$55,747,820,652
Net Asset Value, offering price and redemption price per share ($55,747,820,652 ÷ 5,166,255,760 shares)		$10.79

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2022
Investment Income
Dividends:
Unaffiliated issuers		$779,720,030
Affiliated issuers		60,589,333
Interest		446,796
Income from Fidelity Central Funds (including $1,577,057 from security lending)		1,622,999
Total income		842,379,158
Expenses
Management fee	$259,619,037
Custodian fees and expenses	630,053
Independent trustees' fees and expenses	409,186
Registration fees	1,992,142
Audit	108,018
Legal	121,365
Interest	23,632
Miscellaneous	318,038
Total expenses before reductions	263,221,471
Expense reductions	(151,655,814)
Total expenses after reductions		111,565,657
Net investment income (loss)		730,813,501
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $161,528)	2,863,439,617
Fidelity Central Funds	1,205
Other affiliated issuers	287,796,068
Foreign currency transactions	(470,996)
Futures contracts	2,223,342
Written options	6,699
Capital gain distributions from underlying funds:
Unaffiliated issuers	130,634,518
Affiliated issuers	670,271,468
Total net realized gain (loss)		3,953,901,921
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $15,095)	(4,264,287,103)
Fidelity Central Funds	(1,205)
Other affiliated issuers	(1,444,367,331)
Unfunded commitments	(458,599)
Assets and liabilities in foreign currencies	(163,195)
Futures contracts	(3,301,860)
Total change in net unrealized appreciation (depreciation)		(5,712,579,293)
Net gain (loss)		(1,758,677,372)
Net increase (decrease) in net assets resulting from operations		$(1,027,863,871)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2022	Year ended May 31, 2021(a)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$730,813,501	$558,140,028
Net realized gain (loss)	3,953,901,921	4,435,084,434
Change in net unrealized appreciation (depreciation)	(5,712,579,293)	11,147,436,258
Net increase (decrease) in net assets resulting from operations	(1,027,863,871)	16,140,660,720
Distributions to shareholders	(5,778,945,428)	(1,568,168,745)
Share transactions
Proceeds from sales of shares	11,581,260,400	7,520,866,873
Net asset value of shares issued in exchange for the net assets of the Target Fund(s) (see Merger information note)	–	18,520,637,551
Reinvestment of distributions	5,458,683,843	232,385,307
Cost of shares redeemed	(14,677,157,537)	(7,680,619,730)
Net increase (decrease) in net assets resulting from share transactions	2,362,786,706	18,593,270,001
Total increase (decrease) in net assets	(4,444,022,593)	33,165,761,976
Net Assets
Beginning of period	60,191,843,245	27,026,081,269
End of period	$55,747,820,652	$60,191,843,245
Other Information
Shares(b)
Sold	990,057,204	905,089,646
Issued in exchange for the shares of the Target Fund(s) (see Merger Information note)	–	1,844,685,437
Issued in reinvestment of distributions	450,858,453	143,286,389
Redeemed	(1,227,604,984)	(1,009,622,141)
Net increase (decrease)	213,310,673	1,883,439,331

 (a) See Note 1 and Note 12.

 (b) For the year ended May 31, 2021, as further described in Notes 1 and 12, amounts have been adjusted to reflect the impact of the change in capital structure associated with the merger that occurred on November 20, 2020. All financial information prior to the merger is that of the Predecessor Fund.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Large Cap Fund

Years ended May 31,	2022	2021 A	2020 A	2019 A	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$12.15	$8.81	$8.33	$8.86	$8.34
Income from Investment Operations
Net investment income (loss)B,C	.14	.14	.15	.14	.12
Net realized and unrealized gain (loss)	(.33)	3.69	.88	.03	1.05
Total from investment operations	(.19)	3.83	1.03	.17	1.17
Distributions from net investment income	(.14)	(.15)	(.14)	(.14)	(.12)
Distributions from net realized gain	(1.02)	(.34)	(.42)	(.56)	(.53)
Total distributions	(1.17)D	(.49)	(.55)D	(.70)	(.65)
Net asset value, end of period	$10.79	$12.15	$8.81	$8.33	$8.86
Total ReturnE,F	(2.43)%	44.55%	12.17%	2.41%	14.59%
Ratios to Average Net AssetsC,G,H
Expenses before reductions	.43%	.44%	.45%	.45%	.47%
Expenses net of fee waivers, if any	.18%	.19%	.20%	.20%	.21%
Expenses net of all reductions	.18%	.19%	.20%	.20%	.21%
Net investment income (loss)	1.21%	1.29%	1.74%	1.65%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$55,747,821	$60,191,843	$27,026,081	$24,720,960	$24,984,597
Portfolio turnover rateI	59%	74%J	90%	84%	98%

 A As further described in Notes 1 and 12, per share amounts have been adjusted to reflect the impact of the change in capital structure associated with the merger that occurred on November 20, 2020. All financial information prior to the merger is that of the Predecessor Fund.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2022

1. Organization.

Strategic Advisers Large Cap Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR). Effective November 20, 2020, Strategic Advisers Core Fund ("Predecessor Fund") and two other funds were reorganized into the Fund. The Predecessor Fund was the accounting survivor in the reorganization, and, as such, the financial statements and financial highlights for the fiscal year ended May 31, 2021 and prior reflect the financial information of the Predecessor Fund through November 20, 2020 (see Note 12).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Large Cap Fund	$647,040

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds, futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$22,583,227,653
Gross unrealized depreciation	(1,576,631,898)
Net unrealized appreciation (depreciation)	$21,006,595,755
Tax Cost	$35,103,901,803

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$257,551,234
Undistributed long-term capital gain	$1,834,942,698
Net unrealized appreciation (depreciation) on securities and other investments	$21,007,114,150

The Fund intends to elect to defer to its next fiscal year $55,499,361 of capital losses recognized during the period November 1, 2021 to May 31, 2022.

The tax character of distributions paid was as follows:

	May 31, 2022	May 31, 2021
Ordinary Income	$1,674,629,449	$ 164,015,935
Long-term Capital Gains	4,104,315,979	80,778,325
Total	$5,778,945,428	$ 244,794,260

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At the current and/or prior period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts and options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts and exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Equity Risk
Futures Contracts	$2,223,342	$(3,301,860)
Written Options	6,699	–
Total Equity Risk	$2,230,041	$(3,301,860)

A summary of the value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options."

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Large Cap Fund	35,310,957,877	37,053,115,179

Prior Fiscal Year Unaffiliated Exchanges In-Kind. During the prior period, the Fund redeemed 19,946,276 shares of JPMorgan U.S. Large Cap Core Plus Fund Select Class in exchange for investments and cash with a value of $487,287,521. The Fund had a net realized gain of $132,702,495 on the Fund's redemptions of JPMorgan U.S. Large Cap Core Plus Fund Select Class which is included in the accompanying Statement of Changes in Net Assets. The Fund recognized net gains for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .65% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .43% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. AllianceBernstein, L.P. (AB), Aristotle Capital Management, LLC, Brandywine Global Investment Management, LLC, ClariVest Asset Management LLC, ClearBridge Investments, LLC, FIAM LLC (an affiliate of the investment adviser), Invesco Advisers, Inc. (managed a portion of the Fund's assets through October 7, 2021), J.P. Morgan Investment Management, Inc., Loomis Sayles & Company, L.P., LSV Asset Management, PineBridge Investments LLC, Principal Global Investors, LLC and T. Rowe Price Associates, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

Geode Capital Management, LLC (Geode) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Geode has not been allocated any portion of the Fund's assets. Geode in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

In June 2022, the Board approved the appointment of Neuberger Berman Investment Advisers, LLC as an additional sub-adviser for the Fund.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers Large Cap Fund	$59,719

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Strategic Advisers Large Cap Fund	213,966,172	651,367,901	72,833,779

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Strategic Advisers Large Cap Fund	146,303

6. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Strategic Advisers Large Cap Fund	$100,458

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Strategic Advisers Large Cap Fund	$86,475	$–	$–

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Strategic Advisers Large Cap Fund	$57,082,087.65%		$23,732

10. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2024. During the period, this waiver reduced the Fund's management fee by $ 151,501,180.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $1,376.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $153,258.

11. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers Large Cap Fund
Fidelity SAI U.S. Large Cap Index Fund	15%
Fidelity SAI U.S. Low Volatility Index Fund	11%
Fidelity SAI U.S. Momentum Index Fund	12%
Fidelity SAI U.S. Quality Index Fund	14%

12. Prior Fiscal Year Merger Information.

On November 20, 2020, the Fund acquired all of the assets and assumed all of the liabilities of Strategic Advisers Growth Fund, Strategic Advisers Value Fund (Target Funds) and Strategic Advisers Core Fund (Predecessor Fund) pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees ("The Board"). The securities held by the Target Funds and Predecessor Fund were the primary assets acquired by the Fund. Each acquisition was accomplished by an exchange of shares of the Fund for shares then outstanding of each Target Fund and the Predecessor Fund at their respective net asset value on the acquisition date. The reorganization provides shareholders of each Target Fund and the Predecessor Fund access to a larger portfolio with a similar investment objective and lower projected expenses. As a result of this transaction the Predecessor Fund was determined to be the accounting survivor. As such, performance and financial history prior to the merger is that of Predecessor Fund. Historical share transactions and per share information for the Predecessor Fund has been retroactively adjusted to reflect the change in capital structure due to the merger. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. For financial reporting purposes, the assets and liabilities of the Predecessor Fund and Target Funds and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund and Target Funds were carried forward to align ongoing reporting of realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Costs incurred in connection with the reorganization were paid by the respective fund.

Predecessor and Target Funds	Securities $	Unrealized appreciation (depreciation) $	Net Assets $	Shares Exchanged	Shares Exchanged Ratio
Strategic Advisers Core Fund(a)	31,619,450,950	12,056,868,793	31,632,208,284	3,150,617,669	2.0769521912
Strategic Advisers Growth Fund	9,684,515,165	5,505,004,332	9,686,104,070	964,750,799	2.1295816733
Strategic Advisers Value Fund	8,821,520,451	2,357,297,576	8,833,529,481	879,834,633	1.7264342629

 (a) Predecessor Fund/Accounting survivor

Legal Acquiring Fund	Net Assets $	Total Net Assets after the acquisition $
Strategic Advisers Large Cap Fund	1,004,000	50,152,845,835

Pro forma results of operations of the combined entity for the entire period ended May 31, 2021 as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date) are as follows:

Net investment income (loss)	$568,896,394
Total net realized gain (loss)	5,389,603,115
Total change in net unrealized appreciation (depreciation)	13,348,109,861
Net increase (decrease) in net assets resulting from operations	$19,306,609,370

Because the combined investment portfolios have been managed as a single portfolio since each acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of each Target Fund that has been included in the Fund's Statement of Operations since November 20, 2020.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Large Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Large Cap Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafteras the “Fund”) as of May 31, 2022, the related statement of operations for the year ended May 31, 2022, the statement of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2022 and the financial highlights for each of the five years in the period ended May 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

July 15, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 13 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Kathleen Murphy is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Charles S. Morrison (1960)

Year of Election or Appointment: 2020

Trustee

Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

Kathleen Murphy (1963)

Year of Election or Appointment: 2022

Trustee

Chair of the Board of Trustees

Ms. Murphy also serves as Trustee of other funds. Ms. Murphy serves as a Senior Adviser to the Chief Executive Officer of Fidelity Investments (2022-present), member of the Board of Directors of Snyk Technologies (cybersecurity technology, 2022-present), member of the Advisory Board of FliptRX (pharmacy benefits manager, 2022-present), member of the Board of Directors of Fidelity Investments Life Insurance Company (2009-present)), and member of the Board of Directors of Empire Fidelity Investments Life Insurance Company (2009-present). Previously, Ms. Murphy served as President of Personal Investing at Fidelity Investments (2009-2021), Chief Executive Officer of ING U.S. Wealth Management (2003-2008), and Deputy General Counsel, General Counsel and Chief Compliance Officer (1997-2003) of Aetna. Ms. Murphy also serves as Vice Chairman of the Board of Directors of the National Football Foundation (2013-present).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is an independent Director of BLPF GP LLC (general partner of a private fund, 2006-present) and BlackRock US Core Property Fund, Inc. (real estate investment trust, 2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then, Aldrich, Eastman and Waltch, L.P.). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research and the Board of Trustees of the Museum of Fine Arts Boston.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and Director (2006-present) and Chair (2021-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005) and President (2009-2021) of the Howard Gilman Foundation (charitable organization). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chair (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee and past Chair of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2017-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of The Michaels Companies, Inc. (specialty retailer, 2015-2021), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Christine Marcks (1955)

Year of Election or Appointment: 2020

Trustee

Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President – Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and a member of the Board of Directors (2022-present) of Live Current Media, Inc. Previously, Ms. Steiger served as a member of the Board of Directors (2013-2021) and member of the Membership and Executive Committee (2017-2021) of Business Executives for National Security (nonprofit), a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Christina H. Lee (1975)

Year of Election or Appointment: 2020

Secretary and Chief Legal Officer

Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2020

Assistant Secretary

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2020

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2021 to May 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Expenses Paid During Period-B December 1, 2021 to May 31, 2022
Strategic Advisers Large Cap Fund	.18%
Actual		$1,000.00	$908.50	$.86
Hypothetical-C		$1,000.00	$1,024.03	$.91

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2022, $3,758,017,478, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 32% and 51% of the dividends distributed in July and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 36% and 55% of the dividends distributed in July and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 3% and 2% of the dividends distributed in July and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

LGC-ANN-0722
1.9899746.101

Strategic Advisers® Municipal Bond Fund

Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report

May 31, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Amended Sub-Advisory Agreement
Liquidity Risk Management Program

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns for Strategic Advisers® Municipal Bond Fund will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Municipal Bond Fund on June 17, 2021, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

Period Ending Values
$9,208	Strategic Advisers® Municipal Bond Fund
$9,288	Bloomberg Municipal Bond Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a notable loss for the 12 months ending May 31, 2022, as rising interest rates, failure to pass the income-tax increases included in the Build Back Better legislation, and perceived richness of municipals relative to U.S. Treasuries caused shareholder flows to turn negative in 2022. The Bloomberg Municipal Bond Index returned -6.79% for the 12-month period. From mid-to-late 2021, the municipal market benefited from an improved fiscal outlook, bolstered by better-than-expected tax revenue, as well as by substantial federal aid from the American Rescue Plan Act legislation. Investor demand was strong amid expectations for higher tax rates on upper-income tax brackets. Then, from January through March, municipals suffered their worst quarter in roughly four decades, returning -6.23% as rapidly rising inflation, the lack of tax increases, and uncertainty regarding the pace of U.S. Federal Reserve interest rate hikes led to market volatility and investor outflows. As anticipated, the Fed raised its target policy rate by 25 basis points (0.25%) in mid-March. Municipals continued to struggle in April, before staging a partial rebound in May. Expectations for additional rate hikes became more tempered in response to recessionary signals, and some investors returned to the municipal market for compelling tax-free yields relative to comparable U.S. Treasuries. Municipal credit fundamentals remained solid for the 12-month period overall and, for most issuers, the risk of credit-rating downgrades appeared low.

Comments from Lead Portfolio Manager Chris Heavey:  From its inception on June 21, 2021, to May 31, 2022, the Fund returned -7.92%, trailing the -7.08% result of the benchmark Bloomberg Municipal Bond Index. Municipal bonds fared well during the early months of the reporting period, supported by reduced issuance during the summer of 2021, increased redemptions and strong mutual fund inflows. After a relatively quiet period during the fourth quarter of 2021, the market environment changed dramatically as 2022 began. In anticipation of U.S. Federal Reserve policy changes, municipal yields surged across the curve, and the yield curve flattened materially. Bond issuance by state and local governments dropped and investors pulled money from municipal-bond funds. Within the Fund, Fidelity® SAI Municipal Income Fund (-8%) and Vanguard Long-Term Tax-Exempt Fund (-8%) were the primary relative detractors. Both were hurt by having greater interest-rate sensitivity than the benchmark. Holdings of BBB-rated securities across several industries also worked against Fidelity® SAI Municipal Income, while exposure to the underperforming hospitals group pressured Vanguard’s result. On the plus side, the Fund’s cash allocation provided a valuable cushion against the negative market backdrop in early 2022. Additionally, the U.S. Municipal High Yield Bond strategy from sub-adviser T. Rowe Price (-7%) slightly contributed on a relative basis, benefiting from having a shorter duration than its high-yield benchmark. As of May 31, about 26% of the Fund’s assets were committed to sub-advisers.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2022

(excluding cash equivalents)	% of fund's net assets
Fidelity SAI Municipal Income Fund	14.0
MFS Municipal Income Fund Class A	10.6
Western Asset Managed Municipals Fund Class A	9.6
Vanguard Long-Term Tax-Exempt Fund Admiral Shares	7.0
Wells Fargo Municipal Bond Fund - Class Admin	6.0
BlackRock National Municipal Fund Investor A Shares	5.5
Franklin Federal Tax-Free Income Fund - Class R6	4.5
MainStay MacKay Tax Free Bond Fund Class A	3.5
Fidelity Tax-Free Bond Fund	1.7
DWS Managed Municipal Bond Fund - Class S	1.6

Top Five Sectors as of May 31, 2022

% of fund's net assets
Transportation	6.8
Health Care	4.0
General Obligations	3.9
Special Tax	3.9
Electric Utilities	1.5

Asset Allocation (% of fund's net assets)

As of May 31, 2022
Municipal Bond Funds	69.5%
Municipal Bonds	25.7%
Short-Term Investments and Net Other Assets (Liabilities)	4.8%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date.

Schedule of Investments May 31, 2022

Showing Percentage of Net Assets

Municipal Bonds - 26.9%
	Principal Amount	Value
Alabama - 0.4%
Auburn Univ. Gen. Fee Rev. Series 2018 A, 5% 6/1/33	400,000	449,190
Birmingham Wtrwks. Board Series 2016 B, 5% 1/1/32 (Pre-Refunded to 1/1/27 @ 100)	800,000	900,617
Black Belt Energy Gas District Bonds:
(Proj. No. 5) Series A, 4%, tender 10/1/26 (a)	$1,830,000	$1,885,840
(Proj. No.7):
Series 2021 C1, 4%, tender 12/1/26 (a)	1,750,000	1,809,931
Series 2021 C2, SIFMA Municipal Swap Index + 0.350% 1.14%, tender 12/1/26 (a)(b)	5,000,000	4,881,173
Series 2021 B, 4%, tender 12/1/26 (a)	1,250,000	1,292,808
Series 2022 B1, 4%, tender 10/1/27 (a)	675,000	696,339
Hoover Indl. Dev. Board Envir. Impt. Rev.:
(United States Steel Corp. Proj.) Series 2019, 5.75% 10/1/49 (c)	1,175,000	1,271,880
Bonds (United States Steel Corp. Proj.) Series 2020, 6.375%, tender 11/1/30 (a)(c)	195,000	224,643
Huntsville Health Care Auth. Series 2020 B, 3% 6/1/50 (Assured Guaranty Muni. Corp. Insured)	985,000	795,590
Huntsville Redstone Village Spl. Care Facilities Finanacing Auth.:
Series 2007:
5.5% 1/1/28 (d)	520,000	338,579
5.5% 1/1/43 (d)	405,000	231,662
Series 2008 A, 6.875% 1/1/43	280,000	163,346
Series 2011 A, 7.5% 1/1/47	500,000	292,598
Jefferson County Swr. Rev.:
Series 2013 A:
5.25% 10/1/48 (Assured Guaranty Muni. Corp. Insured)	2,040,000	2,153,040
5.5% 10/1/53 (Assured Guaranty Muni. Corp. Insured)	3,480,000	3,681,727
Series 2013 D, 6% 10/1/42	750,000	820,619
Lower Alabama Gas District:
(Gas Proj.) Series 2016 A, 5% 9/1/34	1,060,000	1,164,328
Series 2016 A, 5% 9/1/46	1,760,000	1,992,821
Montgomery Edl. Bldg. Auth. Series 2016 A, 5% 10/1/43	250,000	254,199
Prichard Wtrwks. & Swr. Board Series 2019, 4% 11/1/49	200,000	155,230
Southeast Alabama Gas Supply District Bonds (Proj. No. 2) Series 2018 A, 4%, tender 6/1/24 (a)	2,750,000	2,802,482
Southeast Energy Auth. Rev. Bonds Bonds:
(Proj. No. 1) Series 2021 A, 4%, tender 10/1/28 (a)	670,000	689,085
(Proj. No. 2) Series 2021 B1, 4%, tender 12/1/31 (a)	3,680,000	3,766,587
Tuscaloosa County Indl. Dev. Gulf Opportunity (Hunt Refining Proj.) Series 2019 A:
4.5% 5/1/32 (e)	683,600	692,887
5.25% 5/1/44 (e)	7,190,000	7,281,082

TOTAL ALABAMA		40,688,283

Alaska - 0.0%
Alaska Indl. Dev. & Export Auth. Rev.:
(Greater Fairbanks Cmnty. Hosp. Foundation Proj.) Series 2014, 5% 4/1/32	250,000	253,736
(Tanana Chiefs Conference Proj.) Series 2019 A:
4% 10/1/44	250,000	250,984
4% 10/1/49	250,000	245,166

TOTAL ALASKA		749,886

Arizona - 0.3%
Arizona Health Facilities Auth. Rev. (Banner Health Sys. Proj.) Series 2007 B, 3 month U.S. LIBOR + 0.810% 1.458%, tender 1/1/37 (a)(b)	605,000	573,393
Arizona Indl. Dev. Auth. Econ. Dev. Rev. (Legacy Cares, Inc. Proj.) Series 2020 A, 7.75% 7/1/50 (e)	1,980,000	2,258,116
Arizona Indl. Dev. Auth. Ed. Rev.:
(American Charter Schools Foundation Proj.) Series 2017, 6% 7/1/47 (e)	250,000	266,078
(Cadence Campus Proj.) Series 2020 A:
4% 7/15/40 (e)	130,000	119,245
4% 7/15/50 (e)	225,000	194,474
(Doral Academy of Nevada, Fire Mesa and Red Rock Campus Projs.) Series 2019 A:
5% 7/15/39 (e)	185,000	188,585
5% 7/15/49 (e)	165,000	166,548
(Great Hearts Arizona Projs.) Series 2021 A:
2.25% 7/1/46	205,000	146,028
2.375% 7/1/52	205,000	140,977
(Greathearts Arizona Projs.) Series 2021 A:
3% 7/1/46	250,000	211,206
3% 7/1/52	250,000	200,974
(KIPP NYC Pub. Charter Schools - Macombs Facility Proj.) Series 2021 A, 4% 7/1/61	250,000	213,423
(Leman Academy of Excellence Projs.) Series 2022 A, 4.5% 7/1/54	690,000	657,702
(Odyssey Preparatory Academy Proj.):
Series 2017 A:
5.25% 7/1/37 (e)	420,000	431,652
5.5% 7/1/52 (e)	475,000	487,660
Series 2019, 5% 7/1/49 (e)	610,000	612,145
Arizona Indl. Dev. Auth. Rev. (Lincoln South Beltway Proj.) Series 2020, 5% 2/1/30	40,000	46,266
Arizona Indl. Dev. Auth. Sr. Living:
(Great Lakes Sr. Living Cmntys. LLC Proj.) Series 2021, 7.75% 1/1/54 (e)	100,000	66,411
Series 2019 B, 5% 1/1/49	100,000	66,359
Arizona Indl. Dev. Auth. Sr. Nat'l. Charter School Revolving Ln. Fund:
Series 2020 A, 4% 11/1/50	250,000	240,484
Series 2021 A, 4% 11/1/51	300,000	287,765
Arizona Indl. Dev. Auth. Student Hsg. Rev. (North Carolina Central Univ. Proj.) Series 2019 A, 5% 6/1/58	250,000	273,310
Arizona State Univ. Revs. Series 2020 A, 5% 7/1/43	750,000	847,660
Bullhead City Excise Taxes Series 2021, 2.55% 7/1/46	615,000	475,533
Glendale Indl. dev auth Sr Living Facilities Rev. (Royal Oaks Inspirata Pointe Proj.) Series 2020 A, 5% 5/15/56	845,000	848,918
Goodyear Wtr. & Swr. Rev. Series 2020, 4% 7/1/45 (Assured Guaranty Muni. Corp. Insured)	550,000	566,587
Maricopa County Indl. Dev. Auth. (Choice Academies, Inc. Proj.) Series 2022, 5.75% 9/1/45 (f)	1,245,000	1,266,219
Maricopa County Indl. Dev. Auth. Rev. (Commercial Metals Co. Proj.) Series 2022, 4% 10/15/47 (c)(e)	1,120,000	1,026,227
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016, 6% 1/1/48 (e)	280,000	218,889
Maricopa County Mesa Unified School District # 4 Series 2022 E:
5% 7/1/24	250,000	265,537
5% 7/1/26	250,000	278,179
5% 7/1/28	250,000	288,079
5% 7/1/30	250,000	294,970
Maricopa County Poll. Cont. Rev.:
(El Paso Elec. Co. Palo Verde Proj.) Series 2009 A, 3.6% 2/1/40	400,000	376,920
(Palo Verde Proj.) Series 2009 B, 3.6% 4/1/40	250,000	235,482
Series 2012 A, 4.5% 8/1/42	455,000	455,394
Maricopa County Rev. Series 2019 E, 4% 1/1/45	800,000	803,561
Peoria Indl. Dev. Auth. Rev. (Sierra Winds Life Care Cmnty. Proj.) Series 2014 A:
5.5% 11/15/34	520,000	469,466
5.75% 11/15/40	845,000	745,211
Phoenix Civic Impt. Board Arpt. Rev.:
Series 2017 A, 5% 7/1/47 (c)	885,000	938,061
Series 2018:
5% 7/1/37 (c)	740,000	802,080
5% 7/1/38 (c)	740,000	801,024
Series 2019 B, 5% 7/1/44 (c)	425,000	459,761
Phoenix Civic Impt. Corp. District Rev. Series 2005 B:
5.5% 7/1/29	1,165,000	1,374,856
5.5% 7/1/30	1,070,000	1,277,187
5.5% 7/1/33	175,000	215,544
Phoenix Civic Impt. Corp. Wtr. Sys. Rev.:
Series 2020 A, 5% 7/1/44	1,185,000	1,359,691
Series 2021 A:
4% 7/1/40	405,000	424,467
4% 7/1/41	775,000	810,976
4% 7/1/42	450,000	468,126
5% 7/1/45	1,105,000	1,282,861
Phoenix Gen. Oblig. Series 2016, 5% 7/1/26	310,000	344,557
Phoenix IDA Student Hsg. Rev.:
(Downtown Phoenix Student Hsg. II LLC Arizona State Univ. Proj.) Series 2019 A:
5% 7/1/44	140,000	144,114
5% 7/1/49	85,000	87,135
5% 7/1/54	390,000	398,612
5% 7/1/59	300,000	305,718
Series 2018 A, (Downtown Phoenix Student Hsg., LLC AZ State Univ. Proj.) 5% 7/1/42	960,000	992,992
Phoenix Indl. Dev. Auth. Rev. (Basis Schools Projs.) Series 2016 A, 5% 7/1/46 (e)	250,000	252,904
Pima County Indl. Dev. Auth. Ed. Rev.:
(American Leadership Academy Proj.) Series 2022:
4% 6/15/41 (e)	490,000	444,967
4% 6/15/51 (e)	505,000	432,335
4% 6/15/57 (e)	890,000	738,911
Series 2015, 5.625% 6/15/45 (e)	250,000	257,750
Pinal County Indl. Dev. Auth. Series 2021 B, 5.5% 10/1/33 (c)(e)	400,000	372,176
Saddle Mountain Unified School District No. 90 Series 2020, 4% 7/1/35 (Assured Guaranty Muni. Corp. Insured)	800,000	852,096
Salt River Proj. Agricultural Impt. & Pwr. District Elec. Sys. Rev. Series 2017 A, 5% 1/1/30	1,420,000	1,613,928
Salt Verde Finl. Corp. Sr. Gas Rev.:
Series 2007 1, 5% 12/1/32	500,000	558,201
Series 2007, 5% 12/1/37	410,000	462,707
Tempe Indl. Dev. Auth. Rev.:
(Friendship Village of Tempe Proj.):
Series 2019:
5% 12/1/50	325,000	308,460
5% 12/1/54	365,000	343,279
Series 2021 A, 4% 12/1/46	350,000	281,825
(Friendship Village of Temple Proj.) Series 2021 A, 4% 12/1/38	210,000	182,105
(Mirabella At ASU, Inc. Proj.) Series 2017 A, 6.125% 10/1/52 (e)	435,000	429,932
Town of Carefree Utils. Cmnty. Facilities District Wtr. Sys. Rev. Series 2021:
4% 7/1/41	160,000	164,276
4% 7/1/46	160,000	161,322

TOTAL ARIZONA		37,656,569

Arkansas - 0.1%
Arkansas Dev. Auth. Indl. Dev. Rev. (Big River Steel Proj.):
Series 2019, 4.5% 9/1/49 (c)(e)	2,350,000	2,362,913
Series 2020 A, 4.75% 9/1/49 (c)(e)	1,805,000	1,846,931
Arkansas Dev. Fin. Auth. Health Care Rev. Series 2019, 5% 12/1/47	1,475,000	1,564,417
Arkansas Dev. Fin. Auth. Hosp. Rev.:
Series 2015 A, 5% 2/1/35	130,000	134,528
Series 2015 B:
5% 2/1/23	180,000	183,852
5% 2/1/24	235,000	245,929
Series 2015 C, 5% 2/1/35	170,000	175,921
Series 2019, 4% 2/1/42	250,000	249,700
Little Rock School District Series 2021 A:
3% 2/1/46	2,750,000	2,401,004
3% 2/1/48	800,000	691,120
3% 2/1/50	980,000	832,670
3% 2/1/51	1,300,000	1,096,542
Springdale Pub. Facilities Board Hosp. Rev. (Arkansas Children's Northwest Proj.) Series 2016, 5% 3/1/34	250,000	264,731

TOTAL ARKANSAS		12,050,258

California - 3.0%
ABAG Fin. Auth. for Nonprofit Corporations Rev. Series 2014 A, 5% 8/1/43	1,920,000	1,967,679
Alta Loma School District:
Series 2019 B, 5% 8/1/44	500,000	546,564
Series 2020 C, 4% 8/1/45	500,000	513,492
Antelope Valley Cmnty. College District Series 2017 A, 4.5% 8/1/38 (Pre-Refunded to 2/15/27 @ 100)	1,175,000	1,299,492
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev.:
Bonds Series 2021 B, 0.280% x SIFMA Municipal Swap Index 1.07%, tender 4/1/24 (a)(b)	885,000	877,466
Series 2019 SH, 5% 4/1/44 (Pre-Refunded to 4/1/29 @ 100)	250,000	292,059
Calexico Unified School District Series 2022, 3% 8/1/52	575,000	475,846
California Cmnty. Choice Fing. Auth. Clean Energy Proj. Rev. Bonds:
Series 2021 A, 4%, tender 12/1/27 (a)	4,260,000	4,398,670
Series 2021 B1, 4%, tender 8/1/31 (a)	500,000	517,579
California Cmnty. Hsg. Agcy. Essential Hsg. Rev.:
Series 2020 A:
5% 2/1/50 (e)	1,875,000	1,841,776
5% 8/1/50 (e)	250,000	244,440
Series 2021 A:
4% 2/1/56 (e)	295,000	252,716
4% 2/1/56 (e)	4,215,000	3,641,994
Series 2021 A1, 4% 2/1/56 (e)	500,000	467,520
Series 2021 A2, 4% 2/1/50 (e)	2,665,000	2,132,139
California Cmnty. Hsg. Agcy. Workf Series 2019 A, 5% 4/1/49 (e)	300,000	289,249
California Edl. Facilities Auth. Rev.:
Series 2017 A, 5% 4/1/47	240,000	258,690
Series 2021 V2, 2.25% 4/1/51	295,000	214,944
Series T1, 5% 3/15/39	1,890,000	2,351,989
Series V1, 5% 5/1/49	1,955,000	2,524,782
California Gen. Oblig.:
Series 2013:
5% 9/1/31	1,775,000	1,845,580
5% 4/1/37	605,000	620,430
Series 2014, 5% 10/1/39	1,045,000	1,107,770
Series 2015, 5% 3/1/30	605,000	648,017
Series 2016, 5% 8/1/27	305,000	339,038
Series 2018:
5% 8/1/30	1,300,000	1,487,792
5% 10/1/47	265,000	284,190
5.25% 10/1/39	750,000	825,786
Series 2019:
3% 10/1/36	2,860,000	2,776,966
4% 10/1/36	1,300,000	1,382,743
4% 10/1/37	430,000	456,992
5% 4/1/32	340,000	410,931
Series 2020:
4% 3/1/36	2,100,000	2,242,008
4% 3/1/37	1,925,000	2,051,933
4% 11/1/37	3,390,000	3,630,504
4% 3/1/38	900,000	957,743
4% 3/1/46	1,925,000	2,000,243
Series 2021:
4% 10/1/41	1,665,000	1,775,790
5% 9/1/32	295,000	353,205
5% 12/1/35	885,000	1,037,168
5% 12/1/36	1,325,000	1,550,834
5% 9/1/41	4,095,000	4,783,906
Series 2022:
5% 4/1/30	500,000	590,752
5% 4/1/31	800,000	957,893
5% 4/1/35	2,000,000	2,393,198
5% 4/1/35	635,000	719,117
5% 4/1/42	2,770,000	3,254,367
5% 4/1/42	800,000	880,791
5% 4/1/47	1,200,000	1,391,423
California Health Facilities Fing. Auth. Rev.:
Bonds Series 2017 A, 5%, tender 11/1/22 (a)	555,000	562,733
Series 2012 A, 5% 10/1/33	810,000	817,680
Series 2015:
5% 11/15/28	250,000	271,011
5% 11/15/32	55,000	59,042
5% 11/15/33	480,000	513,947
Series 2016 A, 5% 11/15/41 (Pre-Refunded to 11/15/25 @ 100)	1,000,000	1,099,802
Series 2017 A2, 5% 11/1/47	2,320,000	2,803,543
Series 2018 A:
5% 11/15/35	440,000	476,145
5% 11/15/38	240,000	257,937
Series 2019:
4% 11/15/45	500,000	501,119
5% 11/15/49	1,310,000	1,357,069
Series 2020 A:
4% 4/1/37	1,505,000	1,514,216
4% 4/1/38	355,000	356,577
4% 4/1/45	950,000	938,073
4% 4/1/49	1,800,000	1,756,966
Series 2021 A:
3% 8/15/51	500,000	446,658
4% 8/15/48	7,700,000	7,893,105
5% 8/15/51	4,830,000	5,422,314
Series 2022 A:
4% 5/15/46	2,950,000	2,964,224
4% 5/15/51	2,000,000	2,000,968
California Hsg. Fin. Agcy. Series 2019 A, 4.25% 1/15/35	716,162	724,745
California Infrastructure & Econ. Dev. Series 2019:
5% 8/1/44	3,085,000	3,364,206
5% 8/1/49	960,000	1,042,375
California Infrastructure and Econ. Dev. Bank Rev.:
Bonds (Brightline West Passenger Rail Proj.) Series 2020 A, 0.85%, tender 1/26/23 (a)(c)(e)	2,300,000	2,279,878
Series 2021 A, 5% 6/1/26	450,000	498,013
California Muni. Fin. Auth. (United Airlines, Inc. Los Angeles Int'l. Arpt. proj.) Series 2019, 4% 7/15/29 (c)	500,000	489,022
California Muni. Fin. Auth. Mobile Home Park Sr. Rev.:
(Caritas Affordable Hsg., Inc. Proj.) Series 2014 A, 5.25% 8/15/39	205,000	211,045
(Caritas Affordable Hsg., Inc. Projs.) Series 2014 A, 5.25% 8/15/49	570,000	584,020
California Muni. Fin. Auth. Rev.:
(LINXS APM Proj.) Series 2018 A:
5% 12/31/36 (c)	960,000	1,011,326
5% 12/31/43 (c)	6,920,000	7,228,735
5% 12/31/47 (c)	2,840,000	2,952,296
Series 2015, 5.5% 11/1/45 (e)	250,000	264,217
Series 2016 A, 5% 11/1/46 (e)	250,000	260,735
Series 2017 A:
5% 2/1/42	625,000	661,444
5% 11/1/47	250,000	257,930
Series 2021 A:
4% 2/1/41	500,000	507,956
4% 2/1/51	640,000	632,021
California Muni. Fin. Auth. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.) Series 2021 B, 0.375%, tender 7/15/22 (a)(c)	1,175,000	1,172,593
(Waste Mgmt., Inc. Proj.) Series 2020, 1%, tender 6/1/22 (a)(c)	1,175,000	1,175,000
California Muni. Fin. Auth. Student Hsg.:
(CHF Davis II, LLC - Orchard Park Student Hsg. Proj.) Series 2021, 3% 5/15/54 (Build America Mutual Assurance Insured)	250,000	184,491
(CHF-Davis I, LLC - West Village Student Hsg. Proj.) Series 2018:
5% 5/15/36	215,000	224,691
5% 5/15/48	500,000	513,855
5% 5/15/51	500,000	513,010
(CHF-Riverside II, LLC-UCR North District Phase I Student Hsg. Proj.) Series 2019:
5% 5/15/49	420,000	432,894
5% 5/15/52	350,000	360,076
Series 2018:
5% 5/15/36	750,000	798,074
5% 5/15/39	1,100,000	1,164,678
5% 5/15/43	1,100,000	1,158,095
California Pub. Fin. Auth.:
(Enso Village Proj.) Series 2021 B1, 3.125% 5/15/29 (e)	230,000	216,283
(Enso Villiage Proj.) Series 2021 B2, 2.375% 11/15/28 (e)	210,000	197,971
Series 2021 A, 5% 11/15/46 (e)	105,000	105,154
Series 2021 B3, 2.125% 11/15/27 (e)	370,000	351,669
California Pub. Fin. Auth. Rev. Series 2022 A, 4% 7/15/51	1,000,000	1,000,472
California Pub. Works Board Lease Rev.:
(Various Cap. Projs.) Series 2021 B:
4% 5/1/38	295,000	312,868
4% 5/1/46	750,000	774,375
Series 2013 A, 5% 3/1/38	665,000	679,242
Series 2014 B, 5% 10/1/34	1,505,000	1,594,345
California School Facilities Fing. Auth. Series 2009 A, 0% 8/1/49 (Assured Guaranty Muni. Corp. Insured)	500,000	126,217
California School Fin. Auth. Charter School Rev.:
Series 2016:
5% 8/1/41 (e)	470,000	486,408
5% 8/1/41 (Pre-Refunded to 8/1/25 @ 100) (e)	50,000	54,447
Series 2021 A:
4% 6/1/51 (e)	500,000	411,952
4% 6/1/61 (e)	250,000	197,335
4% 6/1/61 (e)	250,000	201,860
Series 2022 A, 5% 7/1/52 (f)	2,045,000	2,049,765
Series 2022 B, 5% 7/1/42 (f)	2,125,000	2,149,978
California School Fin. Auth. College (NCCD-Santa Rosa Properties LLC, Sonoma County Jr. College District Proj.) Series 2021 A, 2.75% 11/1/60	300,000	182,774
California State Univ. Rev. Series 2019 A, 5% 11/1/44	2,600,000	2,927,292
California Statewide Cmntys. Dev. Auth. Series 2017, 5% 5/15/47	1,180,000	1,236,300
California Statewide Cmntys. Dev. Auth. Hosp. Rev. Series 2018, 5% 1/1/43	250,000	264,809
California Statewide Cmntys. Dev. Auth. Rev.:
(899 Charleston Proj.) Series 2014 A, 5.375% 11/1/49 (e)	490,000	481,355
(The Terraces at San Joaquin Gardens Proj.) Series 2012 A, 6% 10/1/42 (Pre-Refunded to 10/1/22 @ 100)	740,000	751,405
Series 2014 A, 5.5% 12/1/54	2,920,000	3,003,749
Series 2014 B, 5% 7/1/28 (Pre-Refunded to 7/1/24 @ 100)	860,000	914,899
Series 2014, 6.375% 11/1/43	300,000	311,997
Series 2016 A:
5% 12/1/27 (e)	420,000	436,967
5% 12/1/46 (e)	865,000	875,274
5.25% 12/1/56 (e)	2,245,000	2,285,693
Series 2018 A:
5.25% 12/1/48 (e)	250,000	255,858
5.5% 12/1/58 (e)	3,895,000	4,026,044
Series 2019 B:
4% 9/2/29	450,000	458,198
5% 9/2/34	150,000	161,733
5% 9/2/39	140,000	150,018
5% 9/2/44	145,000	153,880
5% 9/2/49	70,000	73,875
Series 2021 A:
4% 9/2/28	35,000	35,360
4% 9/2/29	40,000	40,198
4% 9/2/30	45,000	44,985
4% 9/2/31	35,000	34,856
4% 9/2/41	230,000	221,273
4% 9/2/51	140,000	127,452
Series 2021 B:
4% 9/2/41	640,000	614,903
4% 9/2/51	755,000	698,072
Series 2021 C1:
4% 9/2/31	90,000	89,492
4% 9/2/41	465,000	447,356
4% 9/2/51	110,000	100,865
Series 2022 A1, 5% 9/2/52	1,525,000	1,563,418
California Statewide Fing. Auth.:
Series 2002 A, 6% 5/1/43	210,000	213,782
Series 2006 C, 0% 6/1/55 (e)	3,000,000	203,039
Chino Valley Unified School District Series 2020 B, 3.375% 8/1/50	1,000,000	939,847
CMFA Spl. Fin. Agcy. Essential Hsg. Rev. Series 2021, 4% 8/1/45 (e)	840,000	693,296
CMFA Spl. Fin. Agcy. VII Essential Hsg. Rev. Series 2021 A2, 4% 8/1/47 (e)	2,025,000	1,651,192
CMFA Spl. Fin. Agcy. XII:
Series 2022 A1, 3.25% 2/1/57 (e)	240,000	185,144
Series 2022 A2, 4.375% 8/1/49 (e)	455,000	372,180
Coachella Valley Unified School District Series 2016 F, 5% 8/1/46	1,300,000	1,393,596
Coast Cmnty. College District Series 2017 D, 4.5% 8/1/39 (Pre-Refunded to 8/1/27 @ 100)	1,800,000	2,016,789
Compton Unified School District Series 2019 B, 0% 6/1/39	250,000	126,081
Corona-Norco Unified School District Series 2019 C, 4% 8/1/49	800,000	809,641
Cotati-Rohnert Park Unified School District Series 2018 C, 5% 8/1/42 (Assured Guaranty Muni. Corp. Insured)	250,000	269,135
CSCDA Cmnty. Impt. Auth. Essential Hsg. Rev.:
Series 2020 A, 5% 7/1/51 (e)	905,000	906,927
Series 2021 A2:
3.125% 8/1/56 (e)	450,000	339,415
4% 7/1/56 (e)	300,000	259,021
4% 9/1/56 (e)	1,550,000	1,385,429
4% 10/1/56 (e)	6,060,000	5,321,617
4% 6/1/58 (e)	250,000	222,931
Series 2021 B, 4% 3/1/57 (e)	1,415,000	1,101,926
El Monte Union High School District Series 2019, 5% 6/1/49	1,900,000	2,058,770
Escondido Gen. Oblig. Series 2015, 5% 9/1/36	750,000	808,961
Fallbrook Union High School District Gen. Oblig. Series 2022 C, 4% 8/1/46	1,000,000	1,025,971
Firebaugh Las Deltas Unified School District Series 2017 A, 5.25% 8/1/41 (Assured Guaranty Muni. Corp. Insured)	500,000	551,885
Fontana Unified School District Gen. Oblig. Series 2012 C:
0% 8/1/39 (Pre-Refunded to 8/1/22 @ 38.591)	250,000	96,292
0% 8/1/43 (Pre-Refunded to 8/1/22 @ 100)	250,000	75,873
Foothill/Eastern Trans. Corridor Agcy. Toll Road Rev.:
Series 2013 B2, 3.5% 1/15/53 (a)	500,000	468,092
Series 2014 B2, 3.5% 1/15/53 (a)	300,000	266,993
Series 2021 A, 4% 1/15/46	3,900,000	3,893,492
Series 2021 C, 4% 1/15/43	786,000	789,905
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev.:
Series 2007 A2, 5.3% 6/1/37 (Pre-Refunded to 6/1/22 @ 100)	250,000	250,000
Series 2015 A:
5% 6/1/34 (Pre-Refunded to 6/1/25 @ 100)	1,475,000	1,604,430
5% 6/1/35 (Pre-Refunded to 6/1/25 @ 100)	875,000	951,781
5% 6/1/40 (Pre-Refunded to 6/1/25 @ 100)	800,000	870,200
Series 2018 A1:
3.5% 6/1/36 (Pre-Refunded to 6/1/22 @ 100)	250,000	250,000
5% 6/1/47 (Pre-Refunded to 6/1/22 @ 100)	545,000	545,000
5.25% 6/1/47 (Pre-Refunded to 6/1/22 @ 100)	250,000	250,000
Series 2018 A2, 5% 6/1/47 (Pre-Refunded to 6/1/22 @ 100)	800,000	800,000
Series 2021 B2, 0% 6/1/66	38,355,000	5,053,774
Hastings Campus Hsg. Fin. Auth. Series 2020 A, 5% 7/1/61	1,400,000	1,460,423
Inland Empire Tobacco Securitization Auth. Series 2007:
0% 6/1/57	6,500,000	386,437
0% 6/1/57 (e)	35,705,000	2,187,945
0% 6/1/57 (e)	23,425,000	1,209,468
Irvine Reassessment District 12-1 Ltd. Oblig.:
Series 2012, 4% 9/2/27	45,000	45,172
Series 2012, 4% 9/2/28	60,000	60,213
Irvine Unified School District Cmnty. Facilities District Series 2017 D, 5% 3/1/57	775,000	811,803
Jurupa Unified School District Series 2019 C, 5.25% 8/1/43	800,000	904,809
Kern Cmnty. College District Gen. Oblig. Series 2020, 3% 8/1/46	800,000	711,054
Live Oak School District Ctfs. of Prtn. (2016 Rfdg. and School Fing. Projs.) Series 2016, 5% 8/1/39 (Assured Guaranty Muni. Corp. Insured)	500,000	540,719
Long Beach Arpt. Rev. Series 2010 A, 5% 6/1/30	500,000	501,135
Los Angeles Cmnty. College District Series 2015 C, 5% 8/1/25	595,000	648,298
Los Angeles County Metropolitan Trans. Auth. Sales Tax Rev. Series 2020 A, 5% 6/1/29	730,000	852,451
Los Angeles County Pub. Works Fing. Auth. Lease Rev.:
(Lacma Bldg. for the Permanent Collection Proj.) Series 2020 A:
4% 12/1/37	1,690,000	1,788,883
4% 12/1/38	620,000	652,736
4% 12/1/39	1,010,000	1,061,391
4% 12/1/40	1,095,000	1,144,735
4% 12/1/43	670,000	696,389
(Multiple Cap. Projs. II) Series 2012:
5% 8/1/29	590,000	593,757
5% 8/1/37	590,000	593,757
(Multiple Cap. Projs.) Series 2015 A, 5% 12/1/33	825,000	879,914
Series 2015 A, 5% 12/1/39	1,715,000	1,819,273
Series 2019 E1:
5% 12/1/44	425,000	478,743
5% 12/1/49	500,000	559,278
Los Angeles Dept. Arpt. Rev.:
Series 2018 C, 5% 5/15/44 (c)	500,000	533,680
Series 2019 E:
5% 5/15/36	250,000	280,884
5% 5/15/49	1,050,000	1,160,788
Series 2020 A, 5% 5/15/40	800,000	907,245
Series 2020 C, 5% 5/15/45 (c)	500,000	547,493
Series 2021 D:
3% 5/15/39 (c)	250,000	219,203
5% 5/15/46 (c)	2,100,000	2,317,687
Series 2022 A, 4% 5/15/39 (c)	1,600,000	1,645,258
Series 2022 C:
4% 5/15/38 (c)	750,000	766,517
5% 5/15/26 (c)	300,000	326,585
5% 5/15/45 (c)	1,200,000	1,332,596
Series A, 5% 5/15/51 (c)	1,500,000	1,640,989
Series F, 5% 5/15/44 (c)	1,920,000	2,079,466
Los Angeles Dept. of Wtr. & Pwr. Wtrwks. Rev. Series 2021 B, 5% 7/1/46	2,025,000	2,335,836
Los Angeles Unified School District:
Series 2018 B1, 5.25% 7/1/42	6,650,000	7,403,097
Series 2020 C:
4% 7/1/36	500,000	528,638
4% 7/1/38	920,000	966,475
Los Angeles Wastewtr. Sys. Rev. Series 2018 A, 5% 6/1/43	950,000	1,056,276
Los Rios Cmnty. College District Series 2008 E, 3% 8/1/25	250,000	256,462
Martinez Unified School District Series 2021, 4% 8/1/51 (Assured Guaranty Muni. Corp. Insured)	375,000	379,794
Metropolitan Wtr. District of Southern California Wtr. Rev. Bonds:
Series 2017 C, SIFMA Municipal Swap Index + 0.140% 0.93%, tender 5/21/24 (a)(b)	1,745,000	1,740,502
Series 2017 D, SIFMA Municipal Swap Index + 0.140% 0.93%, tender 5/21/24 (a)(b)	1,475,000	1,471,202
Series 2017 E, SIFMA Municipal Swap Index + 0.140% 0.93%, tender 7/1/37 (a)(b)	1,005,000	1,002,407
MSR Energy Auth. Gas Rev.:
Series 2009 A, 6.125% 11/1/29	435,000	490,534
Series 2009 B, 6.5% 11/1/39	1,235,000	1,580,067
Series 2009 C, 6.5% 11/1/39	595,000	761,247
Napa Valley Unified School District Series 2019 C, 4% 8/1/44 (Assured Guaranty Muni. Corp. Insured)	250,000	255,019
North Lake Tahoe Pub. Fin. Auth. Series 2022, 4.5% 12/1/52 (f)	1,500,000	1,540,864
Northern California Gas Auth. #1 Gas Proj. Rev. Series 2007 B, 3 month U.S. LIBOR + 0.720% 1.368% 7/1/27 (a)(b)	1,625,000	1,580,702
Orange County Trans. Auth. (I-405 Impt. Proj.) Series 2021, 4% 10/15/24 (Liquidity Facility Orange County Local Trans. Auth. Sales Tax Rev.)	650,000	679,157
Paramount Unified School District Series 2013, 0% 8/1/43 (Pre-Refunded to 8/1/23 @ 26)	1,700,000	433,368
Peninsula Corridor Joint Powers Board Series 2022 A, 5% 6/1/51	500,000	571,819
Rancho Cucamonga Redev. Agcy. Series 2014:
5% 9/1/30 (Assured Guaranty Muni. Corp. Insured)	295,000	312,578
5% 9/1/31 (Assured Guaranty Muni. Corp. Insured)	825,000	873,057
5% 9/1/32 (Assured Guaranty Muni. Corp. Insured)	775,000	820,077
Richmond Joint Powers Fing. Auth. Rev. (Civic Ctr. Proj.) Series 2019 A, 5% 11/1/37 (Assured Guaranty Muni. Corp. Insured)	500,000	560,798
Riverside County Redev. Agcy. Series 2016 B, 5% 10/1/30	300,000	324,831
Riverside County Trans. Commission Sales Tax Rev. Series 2017 B, 4% 6/1/36	2,050,000	2,133,289
Riverside County Trans. Commission Toll Rev. Series 2021 B1:
3% 6/1/49	1,075,000	878,689
4% 6/1/37	560,000	569,843
4% 6/1/38	500,000	507,451
4% 6/1/39	1,020,000	1,033,233
4% 6/1/40	1,445,000	1,460,193
4% 6/1/41	515,000	519,999
4% 6/1/46	470,000	467,789
Riverside Unified School District Gen. Oblig. Series 2019 B, 4% 8/1/42	750,000	770,098
Sacramento County Arpt. Sys. Rev. Series 2018 C, 5% 7/1/37 (c)	590,000	636,140
Sacramento County Sanitation District Fing. Auth. Rev. Series 2020 A, 5% 12/1/50	1,220,000	1,395,786
Sacramento Spl. Tax Greenbriar Cmnty. Facilities District No. 2018-03 Area No. 1 Series 2021:
4% 9/1/41	295,000	284,934
4% 9/1/46	355,000	334,915
Sacramento TOT Rev. Series 2018 A:
5% 6/1/29	250,000	280,418
5% 6/1/30	750,000	840,495
Sacramento Wtr. Rev. Series 2017, 5.25% 9/1/47	525,000	579,137
San Bernardino Cmnty. College District Series 2019 A, 3% 8/1/41 (Pre-Refunded to 8/16/27 @ 100)	675,000	703,530
San Diego California Assn. Govts. South Bay Series 2017 A, 5% 7/1/30	250,000	277,437
San Diego County Reg'l. Arpt. Auth. Arpt. Rev.:
Series 2013 B, 5% 7/1/43 (Pre-Refunded to 7/1/23 @ 100) (c)	1,680,000	1,737,334
Series 2021 A, 4% 7/1/56	1,000,000	1,017,771
Series 2021 B:
4% 7/1/51 (c)	1,000,000	990,824
4% 7/1/56 (c)	690,000	679,022
San Diego County Wtr. Auth. Fing. Agcy. Wtr. Rev. Series 2022 A, 5% 5/1/47	250,000	292,733
San Diego Pub. Facilities Fing. Auth. Lease Rev. Series 2015 A, 5% 10/15/44	500,000	532,601
San Diego Unified School District Series 2020 D2, 3% 7/1/37	590,000	553,630
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
Second Series 2019 A, 5% 5/1/44 (c)	2,950,000	3,186,280
Series 2016 B, 5% 5/1/46 (c)	2,000,000	2,094,552
Series 2018 D:
5% 5/1/48 (c)	4,000,000	4,270,360
5.25% 5/1/48 (c)	1,150,000	1,242,865
Series 2019 A, 5% 5/1/49 (c)	1,175,000	1,265,298
Series 2019 E:
5% 5/1/35 (c)	1,000,000	1,096,530
5% 5/1/37 (c)	900,000	984,679
5% 5/1/45 (c)	2,250,000	2,426,251
Series 2020 A, 5% 5/1/38 (c)	1,845,000	2,037,106
San Joaquin Hills Trans. Corridor Agcy. Toll Road Rev.:
Series 2014 B, 5.25% 1/15/44	400,000	415,560
Series 2021 A, 4% 1/15/50	295,000	292,002
San Marcos Redev. Agcy. Successor Series 2015 A:
5% 10/1/30	460,000	498,689
5% 10/1/33	330,000	357,064
San Mateo Cmnty. Facilities District No. 2008 1 Spl. Tax Series 2012:
5.875% 9/1/32	405,000	407,441
6% 9/1/42	210,000	211,350
San Mateo Foster City:
(Clean Wtr. Prog.) Series 2019, 5% 8/1/49	500,000	557,928
Series 2021 B, 5% 8/1/25	690,000	751,366
Santa Ana Unified School District Series 2009 B, 0% 8/1/47 (Assured Guaranty Corp. Insured)	500,000	153,337
Santa Margarita Wtr. District Spl. Tax Series 2013, 5.625% 9/1/43	335,000	342,517
Santa Monica Cmnty. College District Gen. Oblig. Series 2018 A, 4% 8/1/47	950,000	965,322
Sierra Joint Cmnty. College District Series 2018 A, 4% 8/1/53	500,000	505,517
Stockton Unified School District Gen. Oblig. Series 2011, 0% 8/1/42 (Assured Guaranty Muni. Corp. Insured)	300,000	135,830
Successor Agcy. to the Inland Valley Dev. Agcy. Tax Allocation Series 2014 A:
5% 9/1/44 (Assured Guaranty Muni. Corp. Insured)	570,000	594,920
5.25% 9/1/37	1,215,000	1,273,051
Sweetwater Union High School District Series 2016, 4% 8/1/47	1,000,000	1,001,506
Temecula Valley Unified School District Gen. Oblig. Series 2021 D, 3% 8/1/44	250,000	222,288
Tobacco Securitization Auth. Northern California Tobacco Settlement Rev. Series 2021 B2, 0% 6/1/60	2,950,000	545,855
Tobacco Securitization Auth. Southern California Tobacco Settlement:
Series 2006 2C, 0% 6/1/46	4,010,000	632,562
Series 2006 3D, 0% 6/1/46	660,000	78,664
Series 2019 B2, 0% 6/1/54	300,000	54,721
Twin Rivers Unified School District Series 2008, 0% 8/1/32 (Assured Guaranty Muni. Corp. Insured)	500,000	349,166
Univ. of California Regents Med. Ctr. Pool Rev. Series 2022 P, 5% 5/15/47	8,775,000	9,956,570
Univ. of California Revs.:
Series 2017 M, 5% 5/15/47	1,475,000	1,602,438
Series 2018 AZ, 5.25% 5/15/58	750,000	834,150
Series 2018 O, 5.5% 5/15/58	4,425,000	4,968,313
Val Verde Unified School District:
Series 2021 B, 4% 8/1/51 (Assured Guaranty Muni. Corp. Insured)	2,000,000	2,025,390
Series 2021 F, 3% 8/1/47 (Assured Guaranty Muni. Corp. Insured)	475,000	403,924
West Contra Costa Healthcare District Series 2021, 3% 7/1/42	250,000	220,507
West Contra Costa Unified School District Series 2021 A1, 3% 8/1/51 (Assured Guaranty Muni. Corp. Insured)	250,000	211,031
West Sacramento Fing. Auth. Spl. Tax Rev. Series 2006 A, 5% 9/1/34	280,000	316,267

TOTAL CALIFORNIA		334,688,283

Colorado - 0.7%
Adams 12 Five Star Schools Series 2016 B, 5% 12/15/30	1,175,000	1,308,109
Aerotropolis Reg'l. Trans. Auth. Spl. Rev. Series 2021, 4.375% 12/1/52	1,945,000	1,628,217
Arista Metropolitan District Broomfield Gen. Oblig. and Spl. Rev. Series 2018 A, 5.125% 12/1/48	1,055,000	1,062,858
Arkansas River Pwr. Auth. Rev. Series 2018 A, 5% 10/1/43	400,000	421,902
Berthoud-Heritage Metropolitan District No. 1 Ltd. Tax Supported Rev. Series 2019, 5.625% 12/1/48	1,215,000	1,224,621
Canyons Metropolitan District No. 5 Series 2017 A, 6.125% 12/1/47	500,000	502,100
Colorado Ctfs. of Prtn. Series 2021 A:
4% 12/15/35	340,000	359,885
4% 12/15/36	680,000	713,047
4% 12/15/38	680,000	705,520
Colorado Edl. & Cultural Facilities Auth. (New Vision Charter School Proj.) Series 2022 A:
4% 6/1/52	250,000	250,066
4% 6/1/56	250,000	245,582
Colorado Health Facilities Auth.:
(Adventist Health Sys. / Sunbelt Obligated Group) Series 2016 A, 5% 11/15/41	1,475,000	1,555,922
(Christian Living Neighborhoods Proj.) Series 2016:
5% 1/1/31	185,000	187,228
5% 1/1/37	235,000	236,213
(Frasier Meadows Retirement Cmnty. Proj.) Series 2017 B:
5% 5/15/33	210,000	216,463
5% 5/15/39	315,000	324,695
(Frasier Proj.) Series 2023 A:
4% 5/15/31	50,000	48,057
4% 5/15/32	60,000	57,222
4% 5/15/33	60,000	56,751
4% 5/15/34	65,000	61,056
4% 5/15/35	65,000	60,336
4% 5/15/36	70,000	64,487
4% 5/15/41	115,000	101,964
4% 5/15/48	180,000	150,257
Series 2018 A, 5% 12/1/48	250,000	259,889
Series 2019 A:
4% 11/15/43	365,000	370,381
5% 11/1/44	2,950,000	3,145,942
Series 2019 A1, 4% 8/1/44	500,000	490,104
Series 2019 A2:
3.25% 8/1/49	250,000	202,605
4% 8/1/49	2,765,000	2,698,451
5% 8/1/44	710,000	740,904
Series 2021 A:
3% 11/15/51	1,875,000	1,578,325
4% 11/15/46	3,000,000	3,035,146
4% 11/15/50	2,055,000	2,070,870
Colorado Health Facilities Auth. Rev.:
(Mental Health Ctr. of Denver Proj.) Series 2014, 5.75% 2/1/44	445,000	456,954
(Sunny Vista Living Ctr. Proj.) Series 2015 A:
5.75% 12/1/35 (e)	215,000	186,697
6.125% 12/1/45 (e)	950,000	800,288
6.25% 12/1/50 (e)	790,000	663,536
Series 2013 A, 5.25% 1/1/40 (Pre-Refunded to 1/1/23 @ 100)	2,120,000	2,164,261
Series 2013, 8% 8/1/43	510,000	523,344
Colorado High Performance Trans. Enterprise C-470 Express Lanes Sr. Rev. Series 2017:
5% 12/31/47	1,025,000	1,048,069
5% 12/31/51	2,240,000	2,287,574
5% 12/31/56	3,260,000	3,326,240
Colorado Hsg. & Fin. Auth. Series 2018 C, 4.25% 11/1/48	460,000	474,212
Colorado Int'l. Ctr. Metropolitan District No. 14 Ltd. Tax Gen. Oblig. Series 2018, 5.875% 12/1/46	990,000	1,013,098
Colorado Reg'l. Trans. District (Denver Transit Partners Eagle P3 Proj.) Series 2020, 4% 7/15/40	625,000	599,220
Colorado Reg'l. Trans. District Ctfs. of Prtn. Series 2014 A, 4.5% 6/1/44	925,000	929,676
Colorado Reg'l. Trans. District Sales Tax Rev. (Fastracks Proj.) Series 2016 A, 5% 11/1/46	1,475,000	1,604,717
Denver City& County Arpt. Rev.:
Series 2013 B, 5% 11/15/43	365,000	375,817
Series 2018 A:
4% 12/1/43 (c)	1,765,000	1,765,900
5% 12/1/25 (c)	750,000	807,487
5% 12/1/43 (c)	1,420,000	1,520,582
5% 12/1/48 (c)	705,000	750,556
5.25% 12/1/48 (c)	5,130,000	5,534,561
Denver City & County Ctfs. of Prtn. Series 2018 A, 5.375% 6/1/43	500,000	547,433
Denver City & County School District # 1 Series 2022 A:
5% 12/1/36	1,630,000	1,933,291
5% 12/1/45	500,000	582,778
Denver City & County Spl. Facilities Arpt. Rev. (United Airlines, Inc. Proj.) Series 2017, 5% 10/1/32 (c)	4,825,000	4,843,328
Dominion Wtr. & Sanitation District Series 2016, 5.75% 12/1/36	500,000	510,806
E-470 Pub. Hwy. Auth. Rev.:
Bonds Series 2021 B, U.S. Secured Overnight Fin. Rate (SOFR) Indx + 0.350% 0.873%, tender 9/1/24 (a)(b)	800,000	787,102
Series 2000 B, 0% 9/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	250,000	249,063
Eagle Garfield & Routt Counties School District Series 2021, 4% 12/1/51 (Assured Guaranty Muni. Corp. Insured)	550,000	565,826
Fruita Healthcare Rev. (The Colorado Canyons Hosp. and Med. Ctr. Proj.) Series 2017 A, 5.5% 1/1/48 (e)	250,000	256,120
Hogback Metropolitan District Series 2021 A, 5% 12/1/51	500,000	437,452
Johnstown Plaza Metropolitan District Series 2022, 4.25% 12/1/46	500,000	443,826
Painted Prairie Metropolitan District # 2 Series 2018, 5.25% 12/1/48	500,000	501,436
Park Creek Metropolitan District Sr. Ltd. Property Tax Supported Rev.:
Series 2015 A, 5% 12/1/45	2,740,000	2,912,326
Series 2019 A:
4% 12/1/39 (Assured Guaranty Muni. Corp. Insured)	250,000	263,098
4% 12/1/46 (Assured Guaranty Muni. Corp. Insured)	500,000	513,345
Peak Metropolitan District # 1 Series 2021 A, 5% 12/1/51 (e)	500,000	463,032
Pub. Auth. For Colorado Energy Rev. Series 2008:
6.25% 11/15/28	845,000	957,149
6.5% 11/15/38	3,815,000	4,993,065
Pueblo Urban Renewal Auth. Tax Increment Rev. (Evraz Proj.) Series 2021 A, 4.75% 12/1/45 (e)	820,000	780,915
Rampart Range Metropolitan District No. 5 Ltd. Tax Supported & Spl. Rev. Series 2021, 4% 12/1/51	1,250,000	993,230
Riverwalk Metropolitan District No. 2 Rev. Series 2022 A, 5% 12/1/52	890,000	801,571
Vauxmont Metropolitan District Series 2020:
5% 12/1/32 (Assured Guaranty Muni. Corp. Insured)	105,000	120,487
5% 12/1/35 (Assured Guaranty Muni. Corp. Insured)	45,000	51,067
5% 12/1/50 (Assured Guaranty Muni. Corp. Insured)	210,000	233,668
Villages at Castle Rock Metropolitan District Series 2021 A, 4.125% 12/1/51 (e)	500,000	388,104

TOTAL COLORADO		78,097,482

Connecticut - 0.3%
Bridgeport Gen. Oblig. Series 2016 D:
5% 8/15/33 (Assured Guaranty Muni. Corp. Insured)	500,000	542,332
5% 8/15/34 (Assured Guaranty Muni. Corp. Insured)	500,000	541,748
5% 8/15/35 (Assured Guaranty Muni. Corp. Insured)	250,000	270,673
5% 8/15/36 (Assured Guaranty Muni. Corp. Insured)	250,000	270,494
Connecticut Gen. Oblig.:
Series 2015 B, 5% 6/15/31	355,000	379,118
Series 2017 A, 5% 4/15/35	750,000	817,849
Series 2018 C, 5% 6/15/28	250,000	285,292
Series 2018 E:
5% 9/15/33	500,000	566,684
5% 9/15/35	305,000	339,762
5% 9/15/35	250,000	282,621
5% 9/15/37	275,000	305,821
Series 2018 F, 5% 9/15/28	1,300,000	1,489,135
Series 2019 A:
4% 4/15/38	325,000	331,788
5% 4/15/36	250,000	279,239
Series 2021 A, 3% 1/15/37	1,495,000	1,396,363
Series 2022 C:
5% 6/15/32 (f)	150,000	177,698
5% 6/15/33 (f)	75,000	88,264
5% 6/15/34 (f)	100,000	116,931
5% 6/15/35 (f)	75,000	87,276
5% 6/15/36 (f)	125,000	144,913
5% 6/15/37 (f)	50,000	57,786
5% 6/15/38 (f)	75,000	86,505
5% 6/15/40 (f)	300,000	344,702
Series 2022 D:
5% 9/15/27 (f)	1,000,000	1,127,835
5% 9/15/32 (f)	75,000	89,086
Connecticut Health & Edl. Facilities Auth. Rev.:
(Church Home of Hartford, Inc. Proj.) Series 2016 A:
5% 9/1/46 (e)	190,000	191,358
5% 9/1/53 (e)	230,000	230,942
Series 2016 F:
5% 7/1/31	555,000	582,507
5% 7/1/32	580,000	607,402
5% 7/1/33	365,000	381,822
5% 7/1/34	255,000	266,458
5% 7/1/43	1,440,000	1,489,836
Series 2019, 4% 7/1/44	955,000	860,451
Series L1:
4% 7/1/22	60,000	60,120
4% 7/1/23	95,000	97,004
Series N:
4% 7/1/39	980,000	913,330
4% 7/1/49	1,290,000	1,131,230
Connecticut Higher Ed. Supplemental Ln. Auth. Rev. (Chesla Ln. Prog.) Series 2019 B, 3.25% 11/15/35 (c)	250,000	225,554
Connecticut Hsg. Fin. Auth. Series 2018 C1, 4% 11/15/45	700,000	717,871
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev.:
Series 2014 A, 5% 9/1/30	750,000	789,622
Series 2016 A:
5% 9/1/31	1,600,000	1,745,801
5% 9/1/33	1,300,000	1,408,377
Series 2018 A:
5% 1/1/31	750,000	838,303
5% 1/1/33	1,860,000	2,065,187
5% 1/1/36	500,000	551,795
Series 2020 A:
3.125% 5/1/40	500,000	461,049
4% 5/1/39	1,050,000	1,081,727
5% 5/1/32	665,000	768,400
Hamden Gen. Oblig. (Whitney Ctr. Proj.) Series 2019:
5% 1/1/40	1,265,000	1,243,172
5% 1/1/50	1,330,000	1,257,724
Hartford Gen. Oblig. Series 2015 C, 5% 7/15/32 (Assured Guaranty Muni. Corp. Insured)	800,000	849,915
Steelpointe Hbr. Infrastructure Impt. District (Steelpointe Hbr. Proj.) Series 2021, 4% 4/1/51 (e)	475,000	411,312
Univ. of Connecticut Gen. Oblig. Series 2019 A, 5% 11/1/35	500,000	557,057
Waterbury Gen. Oblig. Series 2013, 5% 12/1/32 (Pre-Refunded to 12/1/23 @ 100)	240,000	251,575

TOTAL CONNECTICUT		32,456,816

Delaware - 0.2%
Delaware Econ. Dev. Auth. Retirement Communitites Rev. Series 2018 B, 5% 11/15/48	1,770,000	1,873,884
Delaware Health Facilities Auth. Rev.:
(Beebe Med. Ctr. Proj.) Series 2018:
5% 6/1/37	140,000	150,779
5% 6/1/43	1,950,000	2,076,556
5% 6/1/48	1,775,000	1,879,241
5% 6/1/50	930,000	983,222
(Nanticoke Memorial Hosp. Proj.) Series 2013:
5% 7/1/28 (Pre-Refunded to 7/1/23 @ 100)	565,000	584,962
5% 7/1/32 (Pre-Refunded to 7/1/23 @ 100)	755,000	781,675
Beebe Med. Ctr. Proj.) Series 2018, 4.375% 6/1/48	250,000	254,375
Series 2020 A:
4% 10/1/49	2,455,000	2,466,018
5% 10/1/34	800,000	899,619
5% 10/1/36	900,000	1,009,764
5% 10/1/40	250,000	278,658
5% 10/1/45	1,990,000	2,192,962
Delaware Trans. Auth. Grant Series 2020:
5% 9/1/33	365,000	418,298
5% 9/1/34	590,000	674,397
5% 9/1/35	590,000	673,500
Kent County Student Hsg. & Dining Facility Rev. (CHF Dover, L.L.C. Delaware State Univ. Proj.) Series 2018 A:
5% 7/1/32	35,000	35,785
5% 7/1/40	160,000	161,934
5% 7/1/48	415,000	415,603
5% 7/1/53	860,000	858,616
5% 7/1/58	770,000	762,342
Sussex County Rev. (Cadbury at Lewes Proj.) Series 2016, 5% 1/1/36	1,425,000	1,467,815
The Delaware Econ. Dev. Auth. Charter School Rev.:
(Aspira of Delaware Charter Operations, Inc. Proj.) Series 2022 A:
3% 6/1/32	300,000	265,650
4% 6/1/52	130,000	114,494
4% 6/1/57	125,000	108,145
(Newark Charter School, Inc. Proj.) Series 2020:
4% 9/1/30	35,000	35,049
5% 9/1/40	185,000	196,533
5% 9/1/50	245,000	256,763

TOTAL DELAWARE		21,876,639

District Of Columbia - 0.4%
District of Columbia Gen. Oblig. Series 2018 B, 5% 6/1/24	405,000	429,674
District of Columbia Rev.:
(Ingleside at Rock Creek Proj.) Series 2017 A:
5% 7/1/32	535,000	540,473
5% 7/1/37	555,000	556,210
5% 7/1/42	925,000	907,723
5% 7/1/52	2,115,000	2,016,955
Series 2009 A:
5.125% 1/1/35	220,000	214,321
5.25% 1/1/39	140,000	135,922
Series 2012 A:
5% 6/1/32 (Pre-Refunded to 12/1/22 @ 100)	300,000	305,223
5% 6/1/42 (Pre-Refunded to 12/1/22 @ 100)	750,000	763,057
Series 2016 A:
5% 6/1/36	420,000	434,928
5% 6/1/41	275,000	283,006
5% 6/1/46	405,000	415,299
Series 2019:
4% 7/1/39	1,020,000	1,007,307
4% 7/1/44	60,000	57,988
4% 7/1/49	765,000	724,972
Series 2020, 5% 6/1/50	490,000	505,594
District of Columbia Student Dorm. Rev. Series 2013, 5% 10/1/45	250,000	251,574
District of Columbia Tax Increment Rev.:
(Bryant Street Proj.) Series 2019, 4% 6/1/39	250,000	259,458
(Union Market Infastructure Proj.) Series 2021 A, 0% 6/1/46 (e)(g)	500,000	328,538
(Union Market Infrastructure Proj.) Series 2021 A, 0% 6/1/31 (e)(g)	100,000	76,052
District of Columbia Tobacco Settlement Fing. Corp.:
Series 2006 A, 0% 6/15/46	15,130,000	3,339,062
Series 2006 B, 0% 6/15/46	3,230,000	504,199
District of Columbia Wtr. & Swr. Auth. Pub. Util. Rev. Series 2013 A, 5% 10/1/48 (Pre-Refunded to 10/1/23 @ 100)	1,675,000	1,748,102
Howard Univ. 4.756% 10/1/51	250,000	234,519
Metropolitan Washington Arpts. Auth. Dulles Toll Road Rev.:
(Dulles Metrorail and Cap. Impt. Proj.) Series 2019 B, 4% 10/1/53	1,600,000	1,502,856
(Dulles Metrorail And Cap. Impt. Proj.) Series 2019 B, 4% 10/1/53 (Assured Guaranty Muni. Corp. Insured)	400,000	403,866
(Dulles Metrorail and Cap. Impt. Projs.) Series 2019 A, 5% 10/1/44	3,035,000	3,338,938
(Dulles Metrorail And Cap. Impt. Projs.) Series 2019 B, 4% 10/1/49	1,260,000	1,199,855
Series 2009 B:
0% 10/1/37	1,800,000	1,006,527
0% 10/1/38	1,405,000	724,986
0% 10/1/39	280,000	137,214
0% 10/1/40	705,000	327,864
Series 2009 C, 6.5% 10/1/41 (Assured Guaranty Corp. Insured) (Pre-Refunded to 10/1/26 @ 100)	1,040,000	1,229,445
Series 2010 B, 6.5% 10/1/44	3,405,000	3,976,767
Series 2019 218, 4% 10/1/44	600,000	582,952
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2018 A:
5% 10/1/27 (c)	1,300,000	1,441,352
5% 10/1/43 (c)	3,150,000	3,395,480
5% 10/1/48 (c)	3,140,000	3,365,462
Series 2021 A:
4% 10/1/41 (c)	300,000	305,818
5% 10/1/46 (c)	1,180,000	1,298,997
Washington D.C. Metropolitan Transit Auth. Rev. Series 2018, 5% 7/1/43	1,315,000	1,433,452
Washington Metropolitan Area Transit Auth. Series 2021 A, 3% 7/15/36	500,000	489,251

TOTAL DISTRICT OF COLUMBIA		42,201,238

Florida - 1.6%
Alachua County Health Facilities Auth. Continuing Care Retirement Cmnty. Rev. (Oak Hammock at the Univ. of Florida, Inc. Proj.) Series 2012 A, 8% 10/1/42	240,000	249,880
Alachua County Health Facilities Auth. Health Facilities Rev.:
(East Ridge Retirement Villiage, Inc. Proj.) Series 2014:
6% 11/15/34	800,000	670,097
6.375% 11/15/49	1,330,000	1,057,331
Series 2014 A, 5% 12/1/44	3,840,000	3,960,164
Series 2019 A, 4% 12/1/49	1,475,000	1,460,840
Boggy Creek Impt. District Spl. Assessment Rev. Series 2013, 5.125% 5/1/43	1,295,000	1,308,365
Brevard County Health Facilities Auth. Health Care Facilities Rev. (Health First, Inc. Proj.) Series 2014, 5% 4/1/39	885,000	932,740
Brevard County Health Facilities Auth. Rev. Series 2022 A, 5% 4/1/40	1,905,000	2,127,329
Broward County Arpt. Sys. Rev.:
Series 2013 C, 5.25% 10/1/30 (Pre-Refunded to 10/1/23 @ 100)	1,175,000	1,230,128
Series 2019 A:
4% 10/1/49 (c)	885,000	880,840
5% 10/1/49 (c)	500,000	538,771
Broward County Convention Ctr. Series 2022, 5.5% 1/1/55	2,500,000	2,893,625
Broward County Wtr. & Swr. Util. Rev. Series 2022 A, 4% 10/1/47	345,000	355,725
Cap. Projs. Fin. Auth. Student Hsg. Rev.:
(Cap. Projs. Ln. Prog. - Florida Univs.) Series 2020 A:
5% 10/1/30	230,000	245,474
5% 10/1/31	100,000	106,147
5% 10/1/34	190,000	200,025
Series 2020 A1:
5% 10/1/32	100,000	105,569
5% 10/1/33	100,000	105,425
Cap. Trust Agcy. Rev.:
(The Marie Selby Botanical Gardens, Inc. Proj.) Series 2021:
4% 6/15/24 (e)	100,000	99,612
4% 6/15/41 (e)	380,000	324,893
4% 6/15/51 (e)	530,000	415,354
(Wonderful Foundations Charter School Portfolio Projs.) Series 2020 A1, 5% 1/1/55 (e)	550,000	519,628
Cap. Trust Agcy. Student Hsg. Rev. Series 2018 A, 5.25% 12/1/58 (e)	1,285,000	1,280,851
Cape Coral Wtr. & Swr. Rev. Series 2017, 4% 10/1/42	2,815,000	2,855,600
Celebration Pointe Cmnty. Dev. District No. 1 Spl. Assessment Rev.:
Series 2014:
4.75% 5/1/24	50,000	51,108
5.125% 5/1/45	135,000	136,180
Series 2017:
5% 5/1/32 (e)	160,000	163,792
5% 5/1/48 (e)	435,000	437,987
Series 2021:
3% 5/1/31	65,000	57,171
3.375% 5/1/41	220,000	181,022
4% 5/1/53	400,000	345,131
Central Florida Expressway Auth. Sr. Lien Rev.:
Series 2016 B, 5% 7/1/34	530,000	581,895
Series 2017, 5% 7/1/42	1,545,000	1,658,772
Series 2021, 4% 7/1/34 (Assured Guaranty Muni. Corp. Insured)	1,155,000	1,228,882
Collier County Health Facilities Auth. Series 2022, 4% 5/1/52	200,000	193,324
County of Broward Tourist Dev. Tax Rev.:
(Convention Ctr. Expansion Proj.) Series 2021:
4% 9/1/41	965,000	1,008,917
4% 9/1/51	2,050,000	2,111,666
Series 2022 A2, 4% 9/1/47	750,000	775,525
County of Osceola (Poinciana Parkway Proj.) Series 2014 B2, 0% 10/1/36 (Pre-Refunded to 10/1/31 @ 100) (g)	250,000	278,803
County Wtr.-Swr. District Collier County Wtr. Rev. Series 2021:
4% 7/1/40	2,465,000	2,613,188
4% 7/1/44	1,475,000	1,538,105
Davie Edl. Facilities Rev. (Nova Southeastern Univ. Proj.):
Series 2013 A, 6% 4/1/42 (Pre-Refunded to 4/1/23 @ 100)	2,800,000	2,900,994
Series 2018, 5% 4/1/38	710,000	764,421
Double Branch Cmnty. Dev. District Spl. Assessment Series 2013 A1, 4% 5/1/25	35,000	35,499
Epperson North Cmnty. Dev. District Series 2021 A, 3.4% 11/1/41	250,000	207,928
Escambia County Health Facilities Auth. Health Facilities Rev. Series 2020 A, 4% 8/15/45	3,875,000	3,741,225
Fishhawk Cmnty. Dev. District IV Spl. Assessment Rev. Series 2013 A, 7.25% 5/1/43	300,000	309,087
Florida Board of Ed. Pub. Ed. Cap. Outlay Series 2017 C, 4% 6/1/32	1,000,000	1,064,310
Florida Dept. of Trans. Tpk. Rev. Series 2021 C, 3% 7/1/35	900,000	879,785
Florida Dev. Fin. Corp. Edl. Facilities:
(Mater Academy Projs.):
Series 2020 A, 5% 6/15/50	500,000	514,291
Series 2022 A:
4% 6/15/52	195,000	173,530
5% 6/15/56	250,000	255,835
(River City Science Academy Projs.) Series 2022 A1:
5% 7/1/42	870,000	906,447
5% 7/1/51	785,000	809,186
5% 2/1/57	1,150,000	1,172,149
Series 2016 A, 4.75% 7/15/36 (e)	300,000	301,992
Florida Dev. Fin. Corp. Healthcare Facility Rev.:
(UF Health Jacksonville Proj.) Series 2022 A:
4% 2/1/46 (Assured Guaranty Muni. Corp. Insured)	500,000	500,346
4% 2/1/52	300,000	280,837
5% 2/1/52	1,305,000	1,373,715
Series 2021 B, 4% 2/1/52	250,000	251,851
Florida Dev. Fin. Corp. Rev. Bonds (Brightline Florida Passenger Rail Expansion Proj.) Series 2021 A, 0.3%, tender 7/1/22 (a)(c)	250,000	249,717
Florida Dev. Fin. Corp. Solid Waste Disp. Rev. Series 2021, 3% 6/1/32 (c)	760,000	626,732
Florida Dev. Fin. Corp. Surface T:
Bonds (Virgin Trains U.S.A. Passenger Rail Proj.) Series 2019 A, 6.5%, tender 1/1/29 (a)(c)(e)	790,000	762,554
Series 2019 B, 7.375% 1/1/49 (c)(e)	2,195,000	2,216,923
Florida Gen. Oblig. Series 2019 A:
4% 7/1/33	595,000	639,360
4% 7/1/34	865,000	928,004
Florida Higher Edl. Facilities Fing. Auth.:
(Jacksonville Univ. Proj.) Series 2018 A1:
4.5% 6/1/33 (e)	590,000	589,234
4.75% 6/1/38 (e)	1,075,000	1,082,246
5% 6/1/48 (e)	2,995,000	3,029,002
(Nova Southeastern Univ. Proj.) Series 2016:
5% 4/1/30	160,000	170,899
5% 4/1/31	375,000	399,759
5% 4/1/32	245,000	260,833
5% 4/1/36	140,000	148,050
(Ringling College Proj.) Series 2017, 4% 3/1/47	250,000	241,808
Florida State Dept. Trans. Fing. Corp. Series 2020:
3% 7/1/32	800,000	797,818
3% 7/1/33	800,000	791,536
Fort Myers Util. Sys. Rev.:
Series 2019 A, 4% 10/1/44	225,000	231,498
Series 2020 B:
5% 10/1/25 (Assured Guaranty Muni. Corp. Insured)	1,000,000	1,089,436
5% 10/1/26 (Assured Guaranty Muni. Corp. Insured)	300,000	333,868
Gainesville Utils. Sys. Rev. Series 2019 A:
5% 10/1/44	525,000	582,419
5% 10/1/47	750,000	829,084
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2017 A:
5% 10/1/32 (c)	295,000	317,979
5% 10/1/47 (c)	4,425,000	4,691,056
5% 10/1/52 (c)	440,000	465,092
Series 2019 A:
5% 10/1/29 (c)	795,000	893,030
5% 10/1/33 (c)	500,000	553,857
5% 10/1/34 (c)	500,000	551,223
5% 10/1/44 (c)	1,625,000	1,766,325
Hillsborough County Aviation Auth. Rev. Series 2022 A, 5% 10/1/29 (c)	260,000	292,060
Hillsborough County Indl. Dev. (Tampa Gen. Hosp. Proj.) Series 2020 A, 4% 8/1/50	2,400,000	2,293,802
Hillsborough County Port District (Tampa Port Auth. Proj.) Series 2018 B:
5% 6/1/30 (c)	240,000	263,125
5% 6/1/31 (c)	255,000	278,640
5% 6/1/46 (c)	1,475,000	1,578,863
Jacksonville Edl. Facilities Rev. (Jacksonville Univ. Proj.) Series 2018 B, 5% 6/1/53 (e)	2,430,000	2,451,284
Jacksonville Elec. Auth. Elec. Sys. Rev.:
Series 2017 B, 4% 10/1/36	750,000	766,418
Series 2020 A, 4% 10/1/37	1,475,000	1,515,111
Jacksonville Sales Tax Rev. Series 2012 A, 5% 10/1/30	885,000	892,357
Jacksonville Trans. Rev. Series 2012 A:
5% 10/1/30 (Pre-Refunded to 10/1/22 @ 100)	725,000	733,988
5% 10/1/31 (Pre-Refunded to 10/1/22 @ 100)	560,000	566,942
Lakewood Ranch Stewardship District Spl. Assessment Rev.:
(Lakewood Centre & NW Sector Projs.) Series 2018:
5.5% 5/1/39 (e)	170,000	176,519
5.65% 5/1/48 (e)	210,000	216,785
(Lakewood Nat'l. and Polo Run Projs.) Series 2017:
5.25% 5/1/37	510,000	523,283
5.375% 5/1/47	1,060,000	1,077,172
(Northeast Sector Proj. - Phase 1B) Series 2018:
5.3% 5/1/39	140,000	143,988
5.45% 5/1/48	245,000	250,086
(Villages of Lakewood Ranch South Proj.) Series 2016:
5% 5/1/36	250,000	253,752
5.125% 5/1/46	500,000	504,106
Laurel Road Cmnty. Dev. District Series 2021 A2, 3.125% 5/1/31	680,000	599,072
Lee County Arpt. Rev.:
Series 2021 A:
5% 10/1/27 (c)	1,475,000	1,616,232
5% 10/1/29 (c)	1,050,000	1,172,181
5% 10/1/30 (c)	500,000	562,675
5% 10/1/32 (c)	500,000	561,379
Series 2021 B:
4% 10/1/51 (c)	570,000	556,129
5% 10/1/34 (c)	800,000	894,236
5% 10/1/37 (c)	1,000,000	1,113,608
5% 10/1/39 (c)	800,000	887,509
Lee County Indl. Dev. Auth. Health Care Facilities Rev. (The Preserve Proj.) Series 2017 A:
5.375% 12/1/32 (e)	100,000	91,607
5.625% 12/1/37 (e)	220,000	197,218
5.75% 12/1/52 (e)	1,460,000	1,223,317
Lee Memorial Health Sys. Hosp. Rev. Series 2019 A1:
5% 4/1/39	405,000	436,295
5% 4/1/44	2,145,000	2,293,546
Martin County Health Facilities Series 2015, 5% 11/15/45 (Pre-Refunded to 11/15/24 @ 100)	1,355,000	1,447,281
Miami Beach Health Facilities Auth. Hosp. Rev. Series 2021 B, 4% 11/15/51	250,000	235,787
Miami Parking Sys. Rev. Series 2019:
4% 10/1/36	550,000	577,615
4% 10/1/39	300,000	312,409
Miami-Dade County:
Series 2021 A1, 4% 10/1/45 (Assured Guaranty Muni. Corp. Insured) (c)	3,750,000	3,777,539
Series 2021 B1, 4% 10/1/46 (c)	300,000	300,433
Miami-Dade County Aviation Rev.:
Series 2012 A:
5% 10/1/28 (Pre-Refunded to 10/1/22 @ 100) (c)	1,055,000	1,067,724
5% 10/1/31 (Pre-Refunded to 10/1/22 @ 100) (c)	1,475,000	1,492,790
Series 2016 A, 5% 10/1/41	1,695,000	1,796,181
Miami-Dade County Cap. Asset Acquisition Series 2009, 0% 10/1/37	415,000	230,322
Miami-Dade County Edl. Facilities Rev.:
Series 2015 A:
5% 4/1/40	3,355,000	3,495,729
5% 4/1/45	1,475,000	1,530,642
Series 2018 A, 5% 4/1/53	2,950,000	3,151,439
Miami-Dade County Gen. Oblig. (Bldg. Better Cmntys. Prog.) Series 2016 A, 4% 7/1/45	500,000	516,215
Miami-Dade County Health Facilities Auth. Hosp. Rev.:
(Nicklaus Children's Hosp. Proj.) Series 2017, 5% 8/1/42	350,000	369,868
Series 2021 A:
4% 8/1/46	250,000	254,008
4% 8/1/51	2,000,000	1,984,971
Miami-Dade County Transit Sales Surtax Rev. Series 2020 A, 4% 7/1/49	2,100,000	2,151,242
Miami-Dade County Wtr. & Swr. Rev.:
Series 2017 B, 5% 10/1/31	950,000	1,022,276
Series 2017 C, 4% 10/1/44	950,000	973,486
Series 2019 B:
4% 10/1/49	3,260,000	3,339,375
5% 10/1/44	1,825,000	2,058,784
Series 2021:
4% 10/1/44	250,000	260,440
4% 10/1/48	2,840,000	2,923,920
North Sumter County Util. Dependent District:
(Sumter Wtr. Conservation Auth. Proj.) Series 2021, 5% 10/1/46 (Assured Guaranty Muni. Corp. Insured)	1,050,000	1,205,870
Series 2019, 5% 10/1/54	250,000	278,378
Okaloosa County School Board Series 2022 A:
5% 10/1/25	500,000	544,886
5% 10/1/28	250,000	287,040
5% 10/1/30	250,000	294,911
Orange County Health Facilities Auth.:
Series 2016 A, 5% 10/1/39	1,875,000	1,986,387
Series 2019 A, 5% 10/1/47	1,030,000	1,097,047
Orlando & Orange County Expressway Auth. Rev. Series 2013 A, 5% 7/1/32 (Pre-Refunded to 7/1/23 @ 100)	445,000	461,210
Osceola County Trans. Impt. Rev. Series 2019 A1, 5% 10/1/49	500,000	535,077
OTC Cmnty. Dev. District Jacksonville Spl. Assessment Series 2007 A, 5.3% 5/1/38	155,000	155,051
Palm Beach County Health Facilities Series 2018 A, 5% 11/15/45	760,000	806,701
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2019, 4% 8/15/49	3,885,000	3,894,894
Palm Beach County Health Facilities Auth. Rev.:
(Sinai Residences of Boca Raton Proj.) Series 2014 A:
7.25% 6/1/34	205,000	209,100
7.5% 6/1/49	145,000	147,900
Series 2022, 4.25% 6/1/56	1,230,000	1,126,751
Polk County School District Sales Tax Rev. Series 2019, 5% 10/1/27	570,000	644,336
Pompano Beach Rev. (John Knox Village Proj.) Series 2021 A, 4% 9/1/56	250,000	216,152
Putnam County Dev. Auth. Poll. Cont. Rev. (Seminole Elec. Coop., Inc. Proj.) Series 2018 A, 5% 3/15/42	750,000	827,781
Reedy Creek Impt. District Series 2013 A, 5% 6/1/26 (Pre-Refunded to 6/1/23 @ 100)	885,000	915,027
Sarasota County Health Facilities Auth. Retirement Facility Rev. (Village On The Isle Proj.) Series 2017 A:
5% 1/1/37	195,000	197,860
5% 1/1/42	225,000	226,914
5% 1/1/47	450,000	451,259
5% 1/1/52	950,000	950,730
Sarasota County Pub. Hosp. District Hosp. Rev. (Sarasota Memorial Hosp. Proj.) Series 2018, 5% 7/1/41	2,950,000	3,168,456
Sawyers Landing Cmnty. Dev. District Spl. Assessment Rev. Series 2021:
4.125% 5/1/41	430,000	404,323
4.25% 5/1/53	570,000	520,689
Seminole County Indl. Dev. Auth. Retirement Facility Rev. (Legacy Pointe At UCF Proj.) Series 2019 A, 5.5% 11/15/49	945,000	880,557
South Broward Hosp. District Rev.:
Series 2018, 4% 5/1/48	1,500,000	1,496,171
Series 2021 A, 3% 5/1/51	750,000	634,821
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Med. Ctr., FL. Proj.) Series 2017:
5% 8/15/42	1,950,000	2,084,240
5% 8/15/47	2,430,000	2,582,365
Sumter County Indl. Dev. Auth. Hosp. Rev. (Central Florida Health Alliance Projs.) Series 2014 A, 5.25% 7/1/44	870,000	888,650
Tallahassee Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A, 5% 12/1/55	250,000	258,440
Tampa Non-Ad Valorem Impt. Rev. Series 2021 C, 3% 10/1/36	250,000	245,986
Tampa Rev. (The Univ. of Tampa Proj.) Series 2015:
5% 4/1/40	350,000	362,766
5% 4/1/45	860,000	886,127
Tampa-Hillsborough County Expressway Auth. Rev. Series 2017, 5% 7/1/47	4,425,000	4,882,021
The Crossings at Fleming Island Cmnty. Dev. District Spl. Assessment Series 2014 A1, 4.5% 5/1/30	55,000	55,183
Viera Stewardship District Spl. Assessment Rev.:
(Village 2 - Series 2021 Proj.) Series 2021, 4% 5/1/53	290,000	252,752
Series 2021, 3.125% 5/1/41	100,000	81,039
Village Cmnty. Dev. District Series 2020, 3.5% 5/1/40 (Assured Guaranty Muni. Corp. Insured)	750,000	759,355
Village Cmnty. Dev. District # 10. Spl. Assessment Rev. Series 2014:
5.125% 5/1/24	160,000	162,617
5.75% 5/1/31	455,000	463,613
6% 5/1/44	590,000	602,159
West Palm Beach Cmnty. Redev. Agcy. Tax Increment Rev. Series 2019:
5% 3/1/34	1,150,000	1,308,781
5% 3/1/35	1,100,000	1,250,223
Wildwood Util. Dependent District (South Sumter Util. Proj.) Series 2021, 5% 10/1/52	1,000,000	1,110,341

TOTAL FLORIDA		184,025,349

Georgia - 1.0%
Atlanta Arpt. Passenger Facilities Charge Rev. Series 2019 D, 4% 7/1/37 (c)	740,000	757,974
Atlanta Arpt. Rev. Series 2014 B, 5% 1/1/33	740,000	767,341
Atlanta Dev. Auth. Rev. (New Downtown Atlanta Stadium Proj.) Series 2015 A1:
5.25% 7/1/40	670,000	711,376
5.25% 7/1/44	3,245,000	3,434,973
Atlanta Dev. Auth. Sr. Health Care Facilities Current Interest Rev. (Georgia Proton Treatment Ctr. Proj.) Series 2017 A1:
6.5% 1/1/29	505,000	267,650
6.75% 1/1/35	2,745,000	1,454,850
7% 1/1/40	2,910,000	1,542,300
Atlanta Urban Redev. Agcy.:
(Atlanta Beltine Trail Completion Proj.) Series 2021, 2.375% 7/1/26 (e)	140,000	135,092
Series 2021 A:
2.875% 7/1/31 (e)	165,000	153,764
3.625% 7/1/42 (e)	340,000	315,457
Series 2021, 3.875% 7/1/51 (e)	430,000	393,558
Bibb County Dev. Auth. Rev. Series 2011 A, 5.75% 7/1/40 (Assured Guaranty Muni. Corp. Insured)	595,000	596,339
Brookhaven Dev. Auth. Rev. Series 2019 A:
4% 7/1/44	850,000	862,190
4% 7/1/49	1,635,000	1,639,136
5% 7/1/33	250,000	275,415
5% 7/1/36	250,000	272,676
5% 7/1/37	250,000	272,385
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Oglethorpe Pwr. Corp. Vogtle Proj.) Series 2013 A, 1.5%, tender 2/3/25 (a)	750,000	730,853
Cedartown Polk County Hosp. Auth. (Polk Med. Ctr. Proj.) Series 2016, 5% 7/1/39 (Pre-Refunded to 7/1/26 @ 100)	250,000	276,939
Cobb County Kennestone Hosp. Auth. Rev.:
(Wellstar Health Sys., Inc. Proj.) Series 2022 A, 4% 4/1/52	470,000	469,428
Series 2022 A, 4% 4/1/52	750,000	747,792
Coweta County Dev. Auth. Rev. (Piedmont Healthcare, Inc. Proj.) Series 2019 A, 5% 7/1/44	750,000	814,751
Dalton Gen. Oblig. Series 2018, 5% 2/1/42	2,510,000	2,800,260
Fulton County Dev. Auth. (Robert W. Woodruff Arts Ctr., Inc. Proj.) Series 2015 A, 5% 3/15/36	775,000	824,765
Fulton County Dev. Auth. Hosp. Rev. (Wellstar Health Sys., Inc. Proj.) Series 2017 A:
5% 4/1/37	390,000	419,222
5% 4/1/42	1,455,000	1,555,925
5% 4/1/47	605,000	643,483
Fulton County Dev. Auth. Rev.:
(Piedmont Healthcare, Inc. Proj.) Series 2019 A, 4% 7/1/49	3,245,000	3,263,175
(Robert W. Woodruff Arts Ctr., Inc. Proj.) Series 2019 A, 5% 3/15/44	1,085,000	1,179,971
Fulton County Residential Care Facilities:
(Canterbury Court Proj.):
Series 2019 A:
5% 4/1/47 (e)	485,000	480,878
5% 4/1/54 (e)	385,000	374,221
Series 2021 A:
4% 4/1/41 (e)	420,000	349,263
4% 4/1/51 (e)	1,195,000	915,956
(Lenbrook Square Foundation, Inc. Proj.) Series 2016, 5% 7/1/36	250,000	256,759
Gainesville & Hall County Dev. Auth. Retirement Cmnty. Rev. Series 2016, 5% 11/15/33	590,000	627,689
Gainesville & Hall County Hosp. Auth. Rev. (Northeast Georgia Health Sys., Inc. Proj.):
Series 2014 A, 5.25% 8/15/49 (Pre-Refunded to 2/15/25 @ 100)	3,995,000	4,337,794
Series 2017 A:
5% 2/15/42	760,000	802,968
5% 2/15/45	775,000	815,865
Series 2017 B, 5.5% 2/15/42	1,405,000	1,514,511
Georgia Muni. Elec. Auth. Pwr. Rev.:
Series 2015 A:
5% 1/1/35	750,000	781,969
5.5% 7/1/60	400,000	419,974
Series 2018 A:
5% 1/1/26	205,000	222,345
5% 1/1/27	375,000	414,048
5% 1/1/28	105,000	117,615
Series 2018 HH:
5% 1/1/26	1,070,000	1,160,533
5% 1/1/27	605,000	667,998
5% 1/1/28	630,000	705,688
Series 2019 A:
4% 1/1/49	400,000	402,794
5% 1/1/49	5,250,000	5,654,494
5% 1/1/49	3,240,000	3,462,235
5% 1/1/56	800,000	850,911
5% 1/1/56	400,000	426,573
5% 1/1/59	1,500,000	1,595,457
Series 2019 B, 5% 1/1/59	500,000	530,426
Series 2019 B2, 4% 1/1/49	1,300,000	1,252,863
Series 2020 A, 5% 1/1/50	500,000	545,813
Series 2021 A:
4% 1/1/51	650,000	651,508
5% 1/1/63	250,000	268,454
Georgia Port Auth. Rev. Series 2021, 4% 7/1/51	2,650,000	2,705,879
Glynn-Brunswick Memorial Hosp. Auth. Rev. (Southeast Georgia Health Sys. Proj.) Series 2017, 5% 8/1/47	695,000	719,742
Griffin-Spalding County Hosp. (Wellstar Health Sys., Inc. Proj.) Series 2017 A, 5% 4/1/37	440,000	472,969
Hosp. Auth. of Savannah Auth. Rev. Series 2013 A, 5.5% 7/1/31	550,000	567,677
Macon-Bibb County Urban Dev. Auh. Series 2017 A:
5% 6/15/27 (e)	50,000	50,823
5.75% 6/15/37 (e)	220,000	228,948
5.875% 6/15/47 (e)	350,000	361,592
6% 6/15/52 (e)	215,000	222,819
Main Street Natural Gas, Inc.:
Bonds:
Series 2018 C, 4%, tender 12/1/23 (a)	1,890,000	1,930,333
Series 2019 B, 4%, tender 12/2/24 (a)	825,000	850,969
Series 2019 C, 4%, tender 9/1/26 (a)	2,090,000	2,134,025
Series 2021 A, 4%, tender 9/1/27 (a)	4,445,000	4,618,226
Series 2021 C, 4%, tender 12/1/28 (a)	12,390,000	12,691,612
Series 2019 A:
4% 5/15/39	250,000	250,928
5% 5/15/31	1,180,000	1,267,126
5% 5/15/32	740,000	792,525
5% 5/15/35	250,000	273,466
5% 5/15/36	500,000	548,692
5% 5/15/49	920,000	1,041,585
Marietta Dev. Auth. Rev.:
(Life Univ., Inc. Proj.) Series 2017 A:
5% 11/1/27 (e)	485,000	510,116
5% 11/1/37 (e)	395,000	407,829
(Life Univ., Inc. Proj.) Series 2017 A, 5% 11/1/47 (e)	1,550,000	1,580,842
Monroe County Dev. Auth. Poll. Cont. Rev. Bonds (Oglethorpe Pwr. Corp. Scherer Proj.) Series 2013 A, 1.5%, tender 2/3/25 (a)	250,000	243,618
Paulding County Hosp. Auth. Rev. Series 2022 A, 5% 4/1/42	750,000	842,292
Private Colleges & Univs. Auth. Rev.:
(Mercer Univ. Proj.) Series 2015, 5% 10/1/45	250,000	260,843
(The Savannah College of Art & Design Projs.) Series 2021:
4% 4/1/41	250,000	251,076
4% 4/1/44	1,500,000	1,503,596
Series 2016 B, 5% 10/1/38	865,000	936,605
Series 2019 B, 5% 9/1/48	600,000	670,332
Series 2020 B:
4% 9/1/40	2,250,000	2,320,030
5% 9/1/25	250,000	271,447
5% 9/1/30	1,000,000	1,176,767
Savannah Econ. Dev. Auth. Rev. (The Marshes of Skidaway Island Proj.) Series 2013, 7.25% 1/1/44 (Pre-Refunded to 1/1/24 @ 100)	1,345,000	1,454,783
World Congress Ctr. Auth. Convention Ctr. Hotel Second Tier Rev.:
Series 2021 A:
2.375% 1/1/31	390,000	345,871
4% 1/1/36	680,000	651,628
4% 1/1/54	8,085,000	7,322,437
Series 2021 B:
3.625% 1/1/31 (e)	225,000	208,348
5% 1/1/36 (e)	465,000	469,459
5% 1/1/54 (e)	3,445,000	3,304,145

TOTAL GEORGIA		114,648,642

Guam - 0.1%
Guam Dept. of Ed. (John F. Kennedy High School Rfdg. And Energy Efficiency Proj.) Series 2020 A, 5% 2/1/40	250,000	255,078
Guam Govt. Bus. Privilege Tax Rev.:
Series 2015 D, 5% 11/15/39	600,000	633,256
Series 2021 F:
4% 1/1/42	705,000	639,856
5% 1/1/30	140,000	148,580
5% 1/1/31	140,000	148,909
Series 2021, 4% 1/1/36	935,000	881,361
Guam Int'l. Arpt. Auth. Rev. Series 2013 C, 6.125% 10/1/43 (Pre-Refunded to 10/1/23 @ 100) (c)	500,000	527,556
Guam Pwr. Auth. Rev.:
Series 2012 A, 5% 10/1/30 (Assured Guaranty Muni. Corp. Insured)	750,000	758,668
Series 2022 A:
5% 10/1/41 (f)	1,000,000	1,071,846
5% 10/1/44 (f)	1,350,000	1,442,833
Guam Wtrwks. Auth. Wtr. and Wastewtr. Sys. Rev.:
Series 2013, 5.5% 7/1/43 (Pre-Refunded to 7/1/23 @ 100)	250,000	259,891
Series 2016, 5% 1/1/46	750,000	798,557
Series 2017, 5% 7/1/40	250,000	269,960
Series 2020 A, 5% 1/1/50	470,000	515,376
Port Auth. of Guam Port Rev. Series 2018 A, 5% 7/1/48	250,000	268,731

TOTAL GUAM		8,620,458

Hawaii - 0.1%
Hawaii Arpts. Sys. Rev.:
Series 2018 A, 5% 7/1/43 (c)	1,770,000	1,899,097
Series 2022 A, 4% 7/1/40 (c)	250,000	251,220
Hawaii Dept. Budget & Fin. Spl. Purp. Sr. Living Rev. Series 2012:
5.125% 11/15/32	185,000	187,376
5.25% 11/15/37	295,000	298,694
Hawaii Dept. of Budget & Fin. Spl. Purp. Rev.:
Series 2013 A, 6.875% 7/1/43	300,000	305,838
Series 2017 B, 4% 3/1/37 (c)	250,000	251,949
Series 2019, 3.5% 10/1/49 (c)	1,400,000	1,205,084
Hawaii Hwy. Rev. Series 2019 A, 5% 1/1/39	250,000	278,732
Honolulu City & County Gen. Oblig. Series 2021 B, 5% 7/1/29	360,000	420,387
Honolulu City and County Wastewtr. Sys. Series 2022 A, 4% 7/1/40	1,000,000	1,030,933
Kauai County Hawaii Cmnty. Facilities D Series 2022:
4.375% 5/15/42	250,000	239,549
5% 5/15/51	500,000	519,055

TOTAL HAWAII		6,887,914

Idaho - 0.1%
Idaho Health Facilities Auth. Rev.:
(St. Luke's Health Sys. Proj.):
Series 2014 A, 5% 3/1/39	2,575,000	2,646,913
Series 2021 A, 4% 3/1/46	255,000	255,585
Series 2021 A, 4% 3/1/51	515,000	512,024
Idaho Hsg. & Fin. Assoc. Single Family Mtg. Series 2019 A:
5% 7/15/36	1,650,000	1,878,128
5% 7/15/37	1,250,000	1,421,354
Idaho Hsg. and Fin. Assoc.:
(Gem Prep: Meridian Proj.) Series 2022 A, 4% 5/1/57	250,000	231,116
(Sage Int'l. School of Boise Proj.) Series 2020 A, 4% 5/1/50	1,075,000	1,087,983
Pwr. County Idaho Indl. Dev. Corp. Solid Waste Disp. Rev. Series 1999, 6.45% 8/1/32 (c)	640,000	642,462
Spring Valley Cmnty. Infrastructure District No. 1 Eagle Spl. Assessment Series 2021, 3.75% 9/1/51 (e)	3,027,000	2,351,934

TOTAL IDAHO		11,027,499

Illinois - 2.0%
Bridgeview Fin. Corp. Series 2017 A, 5% 12/1/42	250,000	204,438
Bridgeview Gen. Oblig. Series 2015 A, 5.625% 12/1/41	250,000	251,998
Chicago Board of Ed.:
Series 1998 B, 0% 12/1/30	250,000	178,599
Series 1998 B1:
0% 12/1/27 (FGIC Insured)	2,180,000	1,783,172
0% 12/1/29 (Assured Guaranty Muni. Corp. Insured)	1,995,000	1,548,651
Series 1999 A:
0% 12/1/23 (FGIC Insured)	280,000	267,897
0% 12/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000,000	1,707,306
0% 12/1/27 (FGIC Insured)	250,000	204,492
5.5% 12/1/26 (Assured Guaranty Corp. Insured) (FGIC Insured)	500,000	547,412
Series 2016 A, 7% 12/1/44	300,000	329,101
Series 2016, 6% 4/1/46	2,725,000	2,918,830
Series 2017 A, 7% 12/1/46 (e)	300,000	339,438
Series 2017 B, 7% 12/1/42 (e)	300,000	341,323
Series 2017 G, 5% 12/1/34	300,000	313,519
Series 2017 H:
5% 12/1/36	300,000	312,991
5% 12/1/46	300,000	309,417
Series 2017:
5% 4/1/42	275,000	281,324
5% 4/1/46	280,000	285,046
Series 2018 A:
5% 12/1/24 (Assured Guaranty Muni. Corp. Insured)	295,000	313,674
5% 12/1/27 (Assured Guaranty Muni. Corp. Insured)	950,000	1,057,915
5% 12/1/34 (Assured Guaranty Muni. Corp. Insured)	100,000	110,413
5% 12/1/35 (Assured Guaranty Muni. Corp. Insured)	100,000	110,299
Series 2018 C, 5% 12/1/46	300,000	310,731
Series 2018, 5% 4/1/46	300,000	306,081
Series 2021 A:
5% 12/1/34	300,000	319,061
5% 12/1/36	300,000	318,284
5% 12/1/40	300,000	316,514
5% 12/1/41	500,000	526,781
Series 2021 B, 5% 12/1/30	300,000	323,074
Series 2022 A, 5% 12/1/43	2,000,000	2,107,897
Series 2022 B, 4% 12/1/41	300,000	289,488
Chicago Gen. Oblig.:
(Cap. Impt. Proj.) Series 1999, 0% 1/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,405,000	1,193,968
Series 2005 D, 5.5% 1/1/40	1,690,000	1,756,333
Series 2007 E, 5.5% 1/1/35	210,000	218,621
Series 2014 A:
5% 1/1/35	250,000	253,708
5.25% 1/1/29	475,000	486,278
Series 2017 A:
5.75% 1/1/34	250,000	269,490
6% 1/1/38	5,575,000	6,074,565
6% 1/1/38	750,000	822,464
Series 2019 A:
5% 1/1/39	435,000	456,994
5% 1/1/40	670,000	703,028
5% 1/1/44	250,000	260,823
5.5% 1/1/35	565,000	614,018
5.5% 1/1/49	2,690,000	2,875,558
Series 2021 A:
4% 1/1/36	1,250,000	1,223,583
5% 1/1/29	1,670,000	1,791,283
5% 1/1/34	1,990,000	2,107,867
Chicago Metropolitan Wtr. Reclamation District of Greater Chicago Series 2021 C:
5% 12/1/30	250,000	289,750
5% 12/1/32	310,000	361,889
Chicago Midway Arpt. Rev.:
Series 2014 A:
5% 1/1/28 (c)	475,000	490,081
5% 1/1/33 (c)	1,060,000	1,091,177
5% 1/1/34 (c)	705,000	725,723
Series 2016 B, 5% 1/1/46	660,000	689,842
Chicago Motor Fuel Tax Rev. Series 2013, 5% 1/1/33 (Pre-Refunded to 1/1/24 @ 100)	750,000	787,215
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2013, 5.75% 1/1/38	1,690,000	1,712,264
Series 2015 A:
5% 1/1/27 (c)	1,475,000	1,553,894
5% 1/1/32 (c)	1,450,000	1,519,827
Series 2015 B, 5% 1/1/28	635,000	671,349
Series 2016 D:
5% 1/1/47	1,100,000	1,171,439
5.25% 1/1/42	470,000	508,061
Series 2017 D, 5% 1/1/47 (c)	500,000	521,484
Series 2018 A:
5% 1/1/37 (c)	400,000	425,122
5% 1/1/38 (c)	70,000	74,292
5% 1/1/48 (c)	885,000	927,083
Series 2018 B, 4% 1/1/53 (Assured Guaranty Muni. Corp. Insured)	1,050,000	1,046,888
Series 2020 A:
4% 1/1/37	1,100,000	1,124,696
4% 1/1/37 (Assured Guaranty Muni. Corp. Insured)	1,500,000	1,533,677
Chicago O'Hare Int'l. Arpt. Spl. Facilities Rev. Series 2018, 5% 7/1/48 (c)	250,000	261,229
Chicago Park District Gen. Oblig.:
Series 2013 A, 5.75% 1/1/38 (Pre-Refunded to 1/1/24 @ 100)	500,000	531,031
Series 2020 C, 4% 1/1/38	250,000	254,865
Series 2020 D, 4% 1/1/34	750,000	772,308
Chicago Transit Auth.:
Series 2014, 5.25% 12/1/49	1,000,000	1,034,035
Series 2017, 5% 12/1/46	250,000	263,661
Series 2020 A:
4% 12/1/50	4,430,000	4,495,620
4% 12/1/55	360,000	358,893
5% 12/1/45	2,000,000	2,168,223
Series 2022, 5% 12/1/46	5,000,000	5,679,114
Chicago Wastewtr. Transmission Rev.:
Series 2008 C:
5% 1/1/31	415,000	436,595
5% 1/1/33	140,000	146,944
5% 1/1/34	140,000	146,691
5% 1/1/35	140,000	146,427
5% 1/1/39	210,000	218,925
Series 2014, 5% 1/1/44	1,250,000	1,267,638
Series 2017 A, 5.25% 1/1/42 (Assured Guaranty Muni. Corp. Insured)	500,000	542,038
Series 2017 B:
5% 1/1/30	850,000	926,322
5% 1/1/33	250,000	271,383
Chicago Wtr. Rev.:
Series 2004, 5% 11/1/25	280,000	301,962
Series 2012, 4% 11/1/37	400,000	401,145
Series 2014, 5% 11/1/44	370,000	378,190
Series 2016 A1, 5% 11/1/27	190,000	207,326
Series 2017 2:
5% 11/1/30 (Assured Guaranty Muni. Corp. Insured)	500,000	550,591
5% 11/1/32 (Assured Guaranty Muni. Corp. Insured)	750,000	822,767
5% 11/1/33 (Assured Guaranty Muni. Corp. Insured)	950,000	1,040,609
5% 11/1/38 (Assured Guaranty Muni. Corp. Insured)	500,000	544,844
Series 2017:
5.25% 11/1/33 (Assured Guaranty Muni. Corp. Insured)	750,000	830,819
5.25% 11/1/35 (Assured Guaranty Muni. Corp. Insured)	500,000	552,698
Cmnty. High School District # 212 Series 2016 C:
5% 12/1/30	500,000	535,296
5% 12/1/31	250,000	267,648
Cook County Cmnty. College District Series 2016, 5.5% 12/1/38	750,000	786,224
Cook County Gen. Oblig. Series 2012 C:
5% 11/15/29	520,000	526,945
5% 11/15/33	810,000	820,339
Galesburg Rev. (Knox College Proj.) Series 2021 A, 4% 10/1/46	250,000	243,876
Hoffman Estates Park District Series 2020 A, 5% 12/1/30	1,190,000	1,349,174
Illinois Dev. Fin. Auth. Envir. Facilities Rev. Series 2002, 8% 6/1/32 (c)	245,000	244,962
Illinois Fin. Auth.:
Series 2021 A:
4% 8/15/39	640,000	642,508
5% 10/1/25	750,000	817,329
Series 2022 A, 5% 8/15/47	2,075,000	2,339,221
Illinois Fin. Auth. Health Svcs. Facility Lease Rev. (Provident Group - UIC Surgery Ctr. LLC - Univ. of Illinois Health Svcs. Facility Proj.) Series 2020, 4% 10/1/50	550,000	525,588
Illinois Fin. Auth. Rev.:
(Franciscan Cmntys. Proj.) Series 2017 A, 5% 5/15/37	545,000	566,773
(Franciscan Communitites Proj.) Series 2017 A, 5% 5/15/47	220,000	226,206
(Presence Health Proj.) Series 2016 C, 5% 2/15/36	190,000	204,525
(The Admiral at the Lake Proj.) Series 2017:
5% 5/15/33	1,910,000	1,769,787
5.125% 5/15/38	1,550,000	1,401,598
5.25% 5/15/42	280,000	250,069
5.25% 5/15/54	1,690,000	1,414,903
Series 2013 A:
5.125% 5/15/43	185,000	186,526
5.125% 5/15/43 (Pre-Refunded to 5/15/23 @ 100)	25,000	25,799
5.25% 5/15/47	860,000	867,447
Series 2013 A, 5.25% 5/15/47 (Pre-Refunded to 5/15/23 @ 100)	125,000	129,141
Series 2015 A, 5% 12/1/37	250,000	262,934
Series 2015 C:
5% 8/15/35	705,000	739,466
5% 8/15/44	705,000	732,902
Series 2015:
5.25% 5/15/45 (Pre-Refunded to 5/15/25 @ 100)	170,000	184,736
5.25% 5/15/50 (Pre-Refunded to 5/15/25 @ 100)	455,000	494,441
6.125% 11/15/35	465,000	488,296
6.375% 11/15/43	565,000	592,805
Series 2016 C:
5% 2/15/34	130,000	140,179
5% 2/15/41	545,000	581,326
Series 2016:
5% 5/15/36	195,000	197,645
5% 5/15/40	175,000	176,995
Series 2017:
5% 2/15/32	160,000	164,370
5% 2/15/37	300,000	205,794
5.125% 2/15/45	300,000	197,388
5.25% 2/15/37	115,000	118,513
5.25% 2/15/47	575,000	585,493
Illinois Fin. Auth. Student Hsg. and Academic Facility Rev. (CHF - Chicago, LLC - Univ. of Illinois At Chicago Proj.) Series 2017 A:
5% 2/15/47	695,000	700,329
5% 2/15/50	125,000	125,787
Illinois Gen. Oblig.:
Series 2012 A, 5% 1/1/31	250,000	250,429
Series 2013 A, 5% 4/1/38	205,000	206,257
Series 2013, 5.5% 7/1/38	2,520,000	2,578,585
Series 2014 February:
5.25% 2/1/33	745,000	760,549
5.25% 2/1/34	435,000	443,661
Series 2014 May, 5% 5/1/34	280,000	284,403
Series 2014:
5% 5/1/36	115,000	117,117
5% 2/1/39	485,000	490,680
5.25% 2/1/30	425,000	437,382
5.25% 2/1/32	1,225,000	1,255,093
Series 2016:
4% 6/1/41	1,550,000	1,519,648
5% 2/1/27	500,000	544,466
5% 1/1/28	750,000	798,116
5% 2/1/28	1,575,000	1,699,251
5% 11/1/36	420,000	433,473
Series 2017 A:
4% 12/1/33	240,000	235,477
4.5% 12/1/41	250,000	250,362
Series 2017 B:
5% 12/1/23	1,330,000	1,382,924
5% 12/1/27	250,000	273,532
Series 2017 C, 5% 11/1/29	4,605,000	4,949,046
Series 2017 D:
3.25% 11/1/26	250,000	253,508
5% 11/1/24	800,000	844,640
5% 11/1/25	140,000	150,067
5% 11/1/26	2,710,000	2,943,124
5% 11/1/27	1,130,000	1,236,220
5% 11/1/28	1,805,000	1,960,068
Series 2018 A:
5% 10/1/25	235,000	251,578
5% 10/1/31	645,000	687,276
6% 5/1/27	975,000	1,108,140
Series 2018 B:
5% 10/1/31	765,000	815,142
5% 10/1/32	795,000	840,371
Series 2019 B:
4% 11/1/33	1,475,000	1,447,667
4% 11/1/39	2,530,000	2,407,711
Series 2019 C, 4% 11/1/41	500,000	469,883
Series 2020 C:
4% 10/1/40	500,000	473,181
4% 10/1/41	250,000	235,040
4% 10/1/42	250,000	233,776
4.25% 10/1/45	500,000	476,576
Series 2020:
5.375% 5/1/23	155,000	159,695
5.5% 5/1/24	140,000	147,868
5.5% 5/1/25	655,000	705,747
5.5% 5/1/26	475,000	521,536
5.5% 5/1/39	3,400,000	3,680,631
5.75% 5/1/45	900,000	982,305
Series 2021 A:
4% 3/1/41	1,110,000	1,045,528
5% 3/1/24	135,000	140,973
5% 3/1/25	365,000	387,301
5% 3/1/35	925,000	981,923
Series 2021 B:
4% 12/1/39	1,500,000	1,426,430
5% 3/1/24	185,000	193,185
Series 2022 A:
5.5% 3/1/42 (f)	1,300,000	1,426,313
5.5% 3/1/47 (f)	5,250,000	5,722,499
Illinois Reg'l. Trans. Auth.:
Series 2003 A, 6% 7/1/33 (FGIC Insured)	1,645,000	1,971,113
Series 2003 B, 5.5% 6/1/27	1,360,000	1,486,501
Illinois Sales Tax Rev.:
Series 2002, 6% 6/15/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	240,000	268,735
Series 2021 C, 5% 6/15/30	750,000	826,185
Illinois Sports Facilities Auth. Series 2014, 5.25% 6/15/31 (Assured Guaranty Muni. Corp. Insured)	750,000	784,862
Illinois Toll Hwy. Auth. Toll Hwy. Rev. Series 2014 C, 5% 1/1/37	1,475,000	1,539,931
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 2002 A:
0% 12/15/30 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	540,000	392,600
0% 12/15/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	500,000	331,255
0% 6/15/36 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,800,000	3,281,523
Series 2010 B1, 0% 6/15/44 (Assured Guaranty Muni. Corp. Insured)	2,650,000	1,056,506
Series 2012 B, 0% 12/15/51	1,300,000	335,019
Series A:
0% 6/15/34 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,100,000	681,131
0% 6/15/37 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	400,000	216,079
0% 12/15/37 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,500,000	792,666
Series 2002 A:
0% 6/15/33 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	600,000	388,717
0% 12/15/33 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	11,715,000	7,420,723
Series 2002, 0% 12/15/36 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	750,000	414,646
Series 2012 A, 5% 6/15/42	250,000	250,302
Series 2012 B, 0% 12/15/50	800,000	217,212
Series 2017 A:
0% 12/15/56	500,000	100,274
5% 6/15/57	1,960,000	2,076,403
Series 2017 B:
0% 12/15/54	400,000	88,603
0% 12/15/54 (Build America Mutual Assurance Insured)	4,545,000	1,100,544
0% 12/15/56 (Assured Guaranty Muni. Corp. Insured)	800,000	177,543
Series 2020 A:
4% 6/15/50	470,000	451,390
4% 6/15/50	825,000	778,472
5% 12/15/45	105,000	110,585
5% 6/15/50	675,000	699,856
5% 6/15/50	4,915,000	5,151,584
Series 2022 A:
0% 12/15/35	150,000	85,676
0% 6/15/36	625,000	348,783
0% 6/15/37	200,000	106,460
0% 12/15/38	420,000	208,074
0% 6/15/39	455,000	219,381
0% 6/15/40	485,000	222,374
0% 6/15/41	160,000	69,726
4% 12/15/42	805,000	784,090
4% 12/15/42	1,720,000	1,696,255
4% 12/15/47	3,510,000	3,339,658
4% 6/15/52	1,600,000	1,499,402
4% 6/15/52	415,000	396,252
Railsplitter Tobacco Settlement Auth. Rev. Series 2017, 5% 6/1/27	930,000	1,003,138
Rock Island County Pub. Bldg. Commission Series 2016, 5% 12/1/36 (Assured Guaranty Muni. Corp. Insured)	250,000	276,322
Rosemont Gen. Oblig. Series 2016 A, 5% 12/1/40 (Assured Guaranty Muni. Corp. Insured)	900,000	988,329
Sales Tax Securitization Corp.:
Series 2017 A, 5% 1/1/28	500,000	554,595
Series 2018 A:
4% 1/1/48	1,750,000	1,757,280
5% 1/1/40	840,000	910,857
Series 2018 C:
5.25% 1/1/35	1,000,000	1,117,407
5.25% 1/1/43	1,000,000	1,108,172
Sangamon County Wtr. Reclamation District Series 2019 A:
4% 1/1/44	250,000	255,704
4% 1/1/49	250,000	253,488
Schaumburg Village Gen. Oblig. Series 2013 A, 4% 12/1/41	3,550,000	3,579,004
Southwestern Dev. Auth. Heath Facility Rev. Series 2013, 7.125% 11/1/43 (Pre-Refunded to 11/1/23 @ 100)	470,000	504,462
Univ. of Illinois Rev. Series 2021 A:
3% 4/1/35	500,000	459,681
3% 4/1/40	250,000	217,636
Upper Illinois River Valley Dev. Auth. Edl. Facility Rev. (Cambridge Lakes Learning Ctr. Proj.) Series 2017 A:
5% 12/1/32 (e)	590,000	591,685
5.25% 12/1/47 (e)	1,135,000	1,106,972
Upper Illinois River Valley Dev. Auth. Rev. Series 2018, 5% 12/1/48	400,000	424,432
Village of Oswego Gen. Oblig. Series 2016, 5% 12/15/33	925,000	1,009,307
Yorkville Svc. Area 2004-106 Tax Series 2016, 5% 3/1/32 (Assured Guaranty Muni. Corp. Insured)	500,000	533,651

TOTAL ILLINOIS		217,539,242

Indiana - 0.3%
East Chicago Solid Waste Disp. Rev. Series 1998, 5.5% 9/1/28 (c)	245,000	238,051
Indiana Dev. Fin. Auth. Envir. Rev. (United States Steel Corp. Proj.) Series 2021 A, 4.125% 12/1/26	1,945,000	1,954,497
Indiana Fin. Auth. Econ. Dev. Rev. Bonds (Republic Svcs., Inc. Proj.) Series A, 1.05%, tender 6/1/22 (a)(c)	1,320,000	1,320,000
Indiana Fin. Auth. Exempt Facilities Rev. (Resources Polyflow Indiana Proj.) Series 2019, 7% 3/1/39 (c)(e)	350,000	292,067
Indiana Fin. Auth. Midwestern Disaster Relief Rev.:
(Ohio Valley Elec. Corp. Proj.) Series 2012 A:
5% 6/1/32	420,000	420,637
5% 6/1/39	1,745,000	1,747,633
Series 2012 A, 4.25% 11/1/30 (f)	925,000	947,662
Indiana Fin. Auth. Poll. Cont. Rev. Series 2010 B, 2.5% 11/1/30	385,000	342,728
Indiana Fin. Auth. Rev.:
(Greencroft Obligated Group) Series 2013 A, 7% 11/15/43	1,125,000	1,205,207
(Ohio River Bridges East End Crossing Proj.) Series 2013 A:
5% 7/1/48 (Pre-Refunded to 7/1/23 @ 100) (c)	3,330,000	3,444,008
5.25% 1/1/51 (Pre-Refunded to 7/1/23 @ 100) (c)	3,715,000	3,852,082
(Stadium Proj.) Series 2022 A, 5% 2/1/29	900,000	1,034,881
Series 2015, 5% 3/1/36	1,265,000	1,313,073
Series 2018 A:
5% 11/15/48	250,000	254,963
5% 11/15/53	250,000	254,266
Series 2021 A, 4% 11/15/43	550,000	490,101
Indiana Univ. Lease Purchase Oblig. Series 2020 A:
4% 6/1/32	500,000	539,423
4% 6/1/38	500,000	530,461
4% 6/1/39	500,000	527,732
Indianapolis Local Pub. Impt. Series 2021 A:
4% 6/1/37 (Assured Guaranty Muni. Corp. Insured)	2,100,000	2,200,645
4% 6/1/38 (Assured Guaranty Muni. Corp. Insured)	750,000	780,914
Shoals Exempt Facilities Rev. (Nat'l. Gypsum Co. Proj.) Series 2013, 7.25% 11/1/43 (c)	255,000	263,251
Valparaiso Exempt Facilities Rev. (Pratt Paper (IN), LLC Proj.) Series 2013:
6.75% 1/1/34 (c)	1,630,000	1,704,555
7% 1/1/44 (c)	2,025,000	2,124,682
Whiting Envir. Facilities Rev. Bonds (BP Products North America, Inc. Proj.) Series 2019 A, 5%, tender 6/5/26 (a)(c)	1,600,000	1,708,155

TOTAL INDIANA		29,491,674

Iowa - 0.1%
Coralville Gen. Oblig.:
Series 2017 B, 4.25% 5/1/37	35,000	35,000
Series 2022 C, 5% 5/1/42	200,000	201,701
Iowa Fin. Auth. Midwestern Disaster Area Rev.:
(Iowa Fertilizer Co. Proj.) Series 2022, 5% 12/1/50	500,000	528,452
Bonds (Iowa Fertilizer Co. Proj.) Series 2022, 5%, tender 12/1/42 (a)	880,000	941,582
Iowa Fin. Auth. Rev.:
Series 2019 A1, 4% 5/15/55	250,000	197,339
Series 2020 A, 5% 8/1/39	550,000	642,627
Series 2021 A:
5% 8/1/39	500,000	593,318
5% 8/1/40	500,000	592,320
Iowa Higher Ed. Ln. Auth. Rev. (Des Moines Univ. Proj.) Series 2020, 4% 10/1/50	250,000	235,377
Iowa State Board of Regents Hosp. Rev.:
Series 2022 A, 4% 9/1/36	250,000	259,730
Series 2022 B:
3% 9/1/56	340,000	278,561
3% 9/1/61	250,000	197,919
Pefa, Inc. Iowa Gas Proj. Rev. Bonds Series 2019, 5%, tender 9/1/26 (a)	2,640,000	2,834,977
Tobacco Settlement Auth. Tobacco Settlement Rev.:
Series 2021 B1, 4% 6/1/49	250,000	247,959
Series 2021 B2, 0% 6/1/65	1,735,000	239,588
Waterloo Cmnty. School District Series 2020, 4% 7/1/29 (Assured Guaranty Muni. Corp. Insured)	305,000	330,829

TOTAL IOWA		8,357,279

Kansas - 0.0%
Lenexa Health Care Facilities Rev. Series 2018 A:
5% 5/15/30	175,000	180,628
5% 5/15/32	160,000	164,302
5% 5/15/39	165,000	167,540
Univ. of Kansas Hosp. Auth. Health Facilities Rev.:
Series 2015:
5% 9/1/34	500,000	525,058
5% 9/1/35	250,000	261,984
Series 2019 A, 5% 9/1/48	1,770,000	1,893,554
Series 2019 B, 5% 3/1/31	495,000	556,015
Wyandotte County-Kansas City Unified Govt. Sales Tax Spl. Oblig. Rev.:
(Vacation Village Proj. Area 4 - Major Multi-Sport Athletic Complex Proj.) Series 2015, 0% 9/1/34 (e)	1,500,000	442,762
Series 2015 A, 5.75% 9/1/32	780,000	723,422

TOTAL KANSAS		4,915,265

Kentucky - 0.3%
Ashland Med. Ctr. Rev. Series 2019:
4% 2/1/33	170,000	172,686
4% 2/1/35	135,000	136,016
4% 2/1/38	195,000	195,210
5% 2/1/32	95,000	104,319
Campbellsville Indl. Bldg. Rev. (Capmpbellsville Univ. Proj.) Series 2017, 5% 3/1/39	250,000	232,274
Columbia Edl. Dev. Rev. (Lindsey Wilson College Proj.) Series 2019, 5% 12/1/33	250,000	273,228
Econ. Dev. Fin. Auth. Lousiville Arena Proj. Rev.:
Louisville Arena Auth., Inc. Series 2017 A, 5% 12/1/47 (Assured Guaranty Muni. Corp. Insured)	615,000	623,337
Series 2017 A, 5% 12/1/45 (Assured Guaranty Muni. Corp. Insured)	450,000	502,918
Fayette County School District Fin. Corp. Series 2018 A, 4% 5/1/38	500,000	513,984
Henderson Rev. (Pratt Paper (KY), LLC Proj.):
Series 2022 A, 4.7% 1/1/52 (c)(e)	700,000	702,656
Series 2022 B:
4.45% 1/1/42 (c)(e)	195,000	195,446
4.7% 1/1/52 (c)(e)	1,535,000	1,540,823
Kentucky Econ. Dev. Fin. Auth.:
(Masonic Home Independent Living II, Inc. - The Meadow Proj. and Grove Pointe Proj.) Series 2016 A:
5% 5/15/46	995,000	922,939
5% 5/15/51	520,000	475,529
(Next Generation Kentucky Information Hwy. Proj.) Series 2015 A, 5% 7/1/32	250,000	262,462
Series 2019 A1, 5% 8/1/44	250,000	260,882
Series 2019 A2, 5% 8/1/49	500,000	520,471
Kentucky Econ. Dev. Fin. Auth. Healthcare Facilities Rev.:
(Baptist Life Cmntys. Proj.) Series 2016 A:
6.25% 11/15/46	590,000	548,908
6.375% 11/15/51	820,000	766,032
Series 2012:
5.375% 11/15/42	635,000	600,720
5.5% 11/15/45	330,000	312,536
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev.:
Series 2015 A, 5.25% 6/1/50	3,405,000	3,500,713
Series 2017 A:
5% 6/1/37	890,000	944,105
5% 6/1/41	1,210,000	1,261,466
5% 6/1/45	2,480,000	2,572,581
5.25% 6/1/41	1,730,000	1,822,972
Kentucky Muni. Pwr. Agcy. Pwr. Sys. Rev. (Prairie State Proj.) Series 2019 A, 4% 9/1/45	500,000	506,470
Kentucky Pub. Trans. Infrastructure Auth. First Tier Toll Rev. (Downtown Crossing Proj.) Series 2013 A:
5.75% 7/1/49 (Pre-Refunded to 7/1/23 @ 100)	405,000	421,879
6% 7/1/53 (Pre-Refunded to 7/1/23 @ 100)	1,405,000	1,466,986
Kentucky, Inc. Pub. Energy Bonds:
Series 2018 A, 4%, tender 4/1/24 (a)	1,350,000	1,373,930
Series 2018 B, 4%, tender 1/1/25 (a)	3,690,000	3,779,177
Series 2019 C, 4%, tender 2/1/28 (a)	3,145,000	3,244,417
Series 2022 A2, U.S. Secured Overnight Fin. Rate (SOFR) Indx + 1.200% 1.723%, tender 8/1/30 (a)(b)	750,000	729,702
Louisville & Jefferson County Series 2016 A, 4% 10/1/34	250,000	252,984
Louisville & Jefferson County Metropolitan Govt. Hosp. Rev. (UOFL Health Proj.) Series 2022 A, 5% 5/15/47 (Assured Guaranty Muni. Corp. Insured)	2,015,000	2,173,194

TOTAL KENTUCKY		33,913,952

Louisiana - 0.3%
Jefferson Parish Econ. Dev. & Port District Rev. Series 2018 A:
5.5% 6/15/38 (e)	335,000	348,579
5.625% 6/15/48 (e)	395,000	407,718
Louisiana Gen. Oblig. Series 2014 A, 4% 2/1/34	950,000	980,476
Louisiana Local Govt. Envir. Facilities and Cmnty. Dev. Auth. (Westlake Chemical Corp. Projs.) Series 2017, 3.5% 11/1/32	3,230,000	3,163,540
Louisiana Local Govt. Envir. Facilities And Cmnty. Dev. Auth. Facilities Rev. (The Glen Retirement Sys. Proj.) Series 2019 A, 5% 1/1/49	595,000	471,419
Louisiana Pub. Facilities Auth. Rev. (Ochsner Clinic Foundation Proj.) Series 2015, 5% 5/15/47	250,000	257,566
Louisiana Stadium and Exposition District Series 2020, 5% 7/3/23	1,025,000	1,041,698
New Orleans Aviation Board Rev.:
(North Term. Proj.):
Series 2015 A, 5% 1/1/40	685,000	714,243
Series 2015 B:
5% 1/1/34 (c)	1,180,000	1,229,836
5% 1/1/40 (c)	390,000	406,355
Series 2017 A:
5% 1/1/43	550,000	587,238
5% 1/1/48	1,255,000	1,334,231
Series 2017 B:
5% 1/1/43 (c)	280,000	295,067
5% 1/1/48 (c)	1,760,000	1,846,781
Series 2017 D2:
5% 1/1/28 (c)	85,000	91,965
5% 1/1/29 (c)	70,000	75,467
5% 1/1/30 (c)	45,000	48,380
5% 1/1/31 (c)	90,000	96,327
5% 1/1/32 (c)	105,000	111,956
5% 1/1/34 (c)	115,000	122,296
5% 1/1/35 (c)	90,000	95,614
5% 1/1/38 (c)	365,000	386,662
New Orleans Gen. Oblig. Series 2021, 4% 10/1/34	500,000	521,838
New Orleans Swr. Svc. Rev. Series 2015:
5% 6/1/33 (Pre-Refunded to 6/1/25 @ 100)	205,000	222,116
5% 6/1/40 (Pre-Refunded to 6/1/25 @ 100)	825,000	893,882
5% 6/1/45 (Pre-Refunded to 6/1/25 @ 100)	645,000	698,853
New Orleans Wtr.:
Series 2014, 5% 12/1/44 (Pre-Refunded to 12/1/24 @ 100)	250,000	268,534
Series 2015:
5% 12/1/40 (Pre-Refunded to 12/1/25 @ 100)	950,000	1,041,119
5% 12/1/45 (Pre-Refunded to 12/1/25 @ 100)	2,400,000	2,630,196
Port of New Orleans Port Facility Rev. Series 2020 D, 5% 4/1/50	900,000	985,828
Saint James Parish Gen. Oblig.:
(Nustar Logistics, L.P. Proj.) Series 2010, 6.35% 7/1/40 (e)	750,000	858,027
Bonds (Nustar Logistics, L.P. Proj.):
Series 2008, 6.1%, tender 6/1/30 (a)(e)	740,000	844,923
Series 2010 B, 6.1%, tender 6/1/30 (a)(e)	975,000	1,113,243
Series 2011, 5.85%, tender 6/1/25 (a)(e)	1,410,000	1,494,847
Shreveport Gen. Oblig. Series 2017, 5% 8/1/30	750,000	830,717
St. Charles Parish Gulf Opportunity Zone Rev. Bonds (Valero Proj.) Series 2010, 4%, tender 6/1/22 (a)	145,000	145,000
St. John Baptist Parish Rev.:
(Marathon Oil Corp.) Series 2017, 2.2% 6/1/37 (a)	440,000	416,329
Bonds:
(Marathon Oil Corp. Proj.) Series 2017 B1, 2.125%, tender 7/1/24 (a)	295,000	287,848
(Marathon Oil Corp.) Series 2017, 2.1%, tender 7/1/24 (a)	185,000	180,423
Series 2017 B2, 2.375%, tender 7/1/26 (a)	595,000	566,906

TOTAL LOUISIANA		28,114,043

Maine - 0.0%
Maine Fin. Auth. Rev. (Go Lab. Madison, LLC Proj.) Series 2021, 8% 12/1/51 (c)(e)	900,000	750,424
Maine Health & Higher Edl. Facilities Auth. Rev. Series 2013, 5% 7/1/33 (Pre-Refunded to 7/1/23 @ 100)	250,000	258,833

TOTAL MAINE		1,009,257

Maryland - 0.9%
Baltimore Convention Ctr. Hotel Rev. Series 2017:
5% 9/1/36	870,000	871,394
5% 9/1/42	405,000	392,507
5% 9/1/46	3,685,000	3,608,278
Baltimore Proj. Rev.:
(Wastewtr. Projs.) Series 2014 C, 5% 7/1/33	945,000	995,823
(Wtr. Projs.):
Series 2013 B:
5% 7/1/28 (Pre-Refunded to 1/1/24 @ 100)	440,000	462,186
5% 7/1/30 (Pre-Refunded to 1/1/24 @ 100)	670,000	703,783
Series 2014 C, 5% 7/1/31	635,000	670,226
Series 2019 A, 4% 7/1/37	350,000	368,564
Frederick County Spl. Oblig. Series 2020 C, 4% 7/1/50	190,000	176,077
Gaithersburg Eco Dev. Rev. Bd Series 2018 A:
5% 1/1/27	210,000	220,148
5% 1/1/28	280,000	294,970
5% 1/1/33	1,750,000	1,810,145
5% 1/1/36	350,000	360,453
Maryland Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev. Series 2018 A, 4.5% 9/1/48	945,000	982,053
Maryland Dept. of Trans.:
Series 2021 A:
3% 10/1/32	1,000,000	1,013,184
4% 10/1/30	280,000	306,622
Series 2021 B:
4% 8/1/37 (c)	340,000	345,001
4% 8/1/38 (c)	415,000	418,382
5% 8/1/36 (c)	295,000	329,872
5% 8/1/46 (c)	1,015,000	1,114,166
Maryland Econ. Dev. Auth. Rev.:
(Ports America Chesapeake LLC. Proj.) Series 2017 A:
5% 6/1/23	140,000	144,003
5% 6/1/24	80,000	83,606
5% 6/1/25	150,000	159,288
5% 6/1/27	140,000	152,823
5% 6/1/30	140,000	152,692
5% 6/1/32	145,000	156,929
5% 6/1/35	360,000	387,741
(Trans. Facilities Proj.) Series 2017 A, 5% 6/1/28	210,000	231,136
Maryland Econ. Dev. Corp.:
(Port Covington Proj.) Series 2020:
4% 9/1/40	310,000	283,164
4% 9/1/50	340,000	292,047
(Purple Line Lt. Rail Proj.):
Series 2022 A, 5% 11/12/28	2,750,000	2,911,346
Series 2022 B:
5.25% 6/30/52	1,000,000	1,055,483
5.25% 6/30/55	11,120,000	11,672,765
(SSA Baltimore Proj.) Series 2021, 3.997% 4/1/34	250,000	222,485
Maryland Econ. Dev. Corp. Sr. Parking Facilities Rev. (Baltimore City Proj.) Series 2018 A, 5% 6/1/58	715,000	692,962
Maryland Econ. Dev. Corp. Student Hsg. Rev. (Bowie State Univ. Proj.) Series 2015:
5% 6/1/25 (e)	240,000	246,412
5% 6/1/29 (e)	335,000	347,248
5% 6/1/33 (e)	360,000	370,278
Maryland Gen. Oblig.:
Series 2018 A:
5% 3/15/26	605,000	669,789
5% 3/15/28	710,000	816,944
Series 2020 A, 5% 8/1/35	285,000	335,140
Maryland Health & Higher Edl.:
Series 2021 A:
4% 6/1/38	500,000	489,985
4% 6/1/46	1,050,000	990,996
4% 6/1/51	1,640,000	1,521,990
4% 6/1/55	1,020,000	933,294
Series 2021 B, 4% 1/1/51	500,000	486,370
Maryland Health & Higher Edl. Facilities Auth. Rev.:
(Medstar Health, Inc. Proj.) Series 2017 A, 5% 5/15/45	1,930,000	2,027,866
Series 2013 A, 6.75% 7/1/44	385,000	395,371
Series 2014:
5% 7/1/39 (Pre-Refunded to 7/1/24 @ 100)	2,180,000	2,312,723
5.25% 7/1/34 (Pre-Refunded to 7/1/24 @ 100)	2,415,000	2,576,825
Series 2015:
5% 7/1/27	900,000	954,980
5% 7/1/29	370,000	388,951
5% 8/15/33	1,325,000	1,385,268
5% 8/15/38	1,180,000	1,230,386
5% 7/1/45	1,915,000	1,960,730
Series 2016 A:
5% 7/1/32	85,000	89,670
5% 7/1/33	215,000	226,544
5% 7/1/34	255,000	268,398
5% 7/1/35	225,000	236,648
5% 7/1/36	210,000	220,733
5% 1/1/45	140,000	149,097
5.5% 1/1/36	1,390,000	1,501,700
5.5% 1/1/46	4,850,000	5,163,941
Maryland Stadium Auth. Built to Learn Rev.:
Series 2021, 4% 6/1/46	2,680,000	2,702,043
Series 2022 A, 5% 6/1/27	515,000	572,520
Maryland Stadium Auth. Rev.:
Series 2018 A, 5% 5/1/42	4,085,000	4,494,727
Series 2018 B, 5% 5/1/35	1,180,000	1,309,018
Series 2020 B, 5% 5/1/47	740,000	861,908
Maryland Trans. Auth. Passenger Facility Charge Rev. Series 2019, 4% 6/1/33 (c)	960,000	979,338
Maryland Trans. Auth. Trans. Facility Projs. Rev.:
Series 2020, 4% 7/1/50	605,000	618,356
Series 2021 A:
4% 7/1/38	295,000	312,679
4% 7/1/40	365,000	382,545
Montgomery County Econ. Dev. Rev. Series 2018 A, 5.375% 7/1/48	915,000	890,565
Prince Georges County Rev. Auth. Spl. Oblig. (Suitland-Naylor Road Proj.) Series 2016:
4.75% 7/1/36 (e)	245,000	250,984
5% 7/1/46 (e)	350,000	359,910
Prince Georges County Spl. Oblig. Series 2004, 5.2% 7/1/34	355,000	357,563
Rockville Mayor & Council Econ. Dev.:
(Ingleside at King Farm Proj.):
Series 2017 A1, 5% 11/1/31	210,000	214,380
Series 2017 A2:
5% 11/1/29	70,000	72,103
5% 11/1/31	85,000	86,773
5% 11/1/32	70,000	71,292
Series 2017 B:
4.25% 11/1/37	55,000	50,104
4.5% 11/1/43	275,000	255,673
5% 11/1/47	935,000	925,666
(Rfdg.-Ingleside King Farm Proj.) Series 2017:
5% 11/1/35	140,000	141,781
5% 11/1/37	280,000	282,763
5% 11/1/42	1,215,000	1,217,230
Washington County Econ. Dev. Rev. (Homewood Maryland Obligated Group Proj.) Series 2021:
4% 5/1/26	245,000	244,466
4% 5/1/27	255,000	252,526
4% 5/1/30	285,000	273,754
4% 5/1/31	155,000	147,493
4% 5/1/36	985,000	899,090
4% 5/1/42	2,010,000	1,742,243
Washington Metropolitan Area Transit Auth.:
Series 2020 A:
4% 7/15/40	180,000	188,115
5% 7/15/38	740,000	847,483
5% 7/15/39	1,625,000	1,857,839
Series 2021 A:
3% 7/15/40	970,000	898,262
4% 7/15/38	1,030,000	1,085,283
4% 7/15/46	3,605,000	3,710,263
5% 7/15/41	740,000	854,660
Westminster Proj. Rev.:
Series 2014 A:
5% 7/1/24	180,000	183,571
6.25% 7/1/44	510,000	528,541
Series 2014:
5.125% 7/1/34	635,000	644,287
5.5% 7/1/44	635,000	646,064

TOTAL MARYLAND		94,754,442

Massachusetts - 0.2%
Boston Gen. Oblig. Series 2022 A, 5% 11/1/41	1,585,000	1,918,593
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev.:
Series 2019 A, 5% 1/1/32	2,315,000	2,622,901
Series 2019 C, 5% 1/1/33	965,000	1,097,507
Massachusetts Dev. Fin. Agcy. Rev.:
(Newbridge On The Charles Proj.) Series 2017:
5% 10/1/37 (e)	635,000	670,896
5% 10/1/47 (e)	930,000	981,763
5% 10/1/57 (e)	2,300,000	2,427,614
(Univ. of Massachusetts Health Cr., Inc. Proj.) Series 2017 L, 5% 7/1/44	250,000	263,298
Series 1999 P, 5.45% 5/15/59 (Assured Guaranty Corp. Insured)	355,000	418,253
Series 2014 F:
5.625% 7/15/36	85,000	87,046
5.75% 7/15/43	465,000	475,950
Series 2015, 5% 5/1/41	250,000	262,765
Series 2016, 5% 10/1/48	250,000	251,723
Series 2018:
5% 11/15/38 (e)	380,000	403,223
5% 10/1/48	250,000	249,983
5% 10/1/54	400,000	395,544
5.125% 11/15/46 (e)	820,000	869,541
Series 2019 A, 4% 7/1/44	400,000	393,246
Series 2020 A, 5% 10/15/29	250,000	294,800
Series 2021 V, 5% 7/1/55	415,000	525,214
Series 2021, 5% 7/1/41 (e)	250,000	239,895
Series 2022, 5.25% 1/1/50	375,000	377,509
Series J2, 5% 7/1/53	250,000	265,213
Massachusetts Edl. Fing. Auth. Rev. Series 2019 B, 3% 7/1/35 (c)	250,000	251,622
Massachusetts Gen. Oblig.:
Series 2004 A, 5.5% 8/1/30	240,000	293,074
Series 2021 B, 5% 11/1/24	375,000	401,699
Series 2021 C, 5% 9/1/28	1,265,000	1,461,674
Massachusetts Hsg. Fin. Agcy. Series 2010 A, 5.25% 12/1/35	10,000	10,076
Massachusetts Port Auth. Rev. Series 2019 A:
5% 7/1/37 (c)	945,000	1,035,809
5% 7/1/39 (c)	700,000	764,952
5% 7/1/40 (c)	435,000	474,725
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev. Series 2015 C:
5% 8/15/31	240,000	259,030
5% 8/15/31 (Pre-Refunded to 8/15/25 @ 100)	345,000	376,832
Univ. of Massachusetts Bldg. Auth. Facilities Rev. Series 2013, 5% 11/1/39 (Pre-Refunded to 11/1/22 @ 100)	240,000	243,686

TOTAL MASSACHUSETTS		21,065,656

Michigan - 0.5%
Calhoun County Hosp. Fin. Auth. Rev. Series 2016:
5% 2/15/37	140,000	148,044
5% 2/15/41	800,000	832,158
5% 2/15/47	2,235,000	2,310,044
Detroit Downtown Dev. Auth. Tax Series 2018 A:
5% 7/1/43	620,000	651,001
5% 7/1/48 (Assured Guaranty Muni. Corp. Insured)	680,000	712,166
Detroit Gen. Oblig.:
Series 2018:
5% 4/1/27	235,000	252,573
5% 4/1/29	105,000	113,284
5% 4/1/30	95,000	102,145
5% 4/1/31	105,000	112,291
5% 4/1/32	120,000	128,089
5% 4/1/33	170,000	180,702
5% 4/1/37	295,000	311,324
5% 4/1/38	195,000	205,530
Series 2020:
5.5% 4/1/32	175,000	195,567
5.5% 4/1/34	95,000	105,734
5.5% 4/1/36	130,000	144,323
5.5% 4/1/38	290,000	320,976
5.5% 4/1/40	205,000	226,203
5.5% 4/1/45	145,000	159,135
5.5% 4/1/50	295,000	322,173
Series 2021 A, 5% 4/1/50	535,000	555,812
Gerald R. Ford Int'l. Arpt. Auth. Rev. Series 2021, 5% 1/1/51 (c)	630,000	700,169
Grand Rapids Econ. Dev. Corp. Econ. Dev. Rev. (Beacon Hill at Eastgate Proj.) Series 2017 A:
5% 11/1/32	300,000	310,182
5% 11/1/37	165,000	169,397
5% 11/1/47	390,000	394,776
5% 11/1/52	165,000	166,628
Great Lakes Wtr. Auth. Sew Disp. Sys. Series 2016 C:
5% 7/1/30	135,000	145,591
5% 7/1/36	4,345,000	4,653,876
Great Lakes Wtr. Auth. Wtr. Supply Sys. Rev.:
Series 2016 B, 5% 7/1/46	3,205,000	3,401,175
Series 2016 C, 5.25% 7/1/35	1,800,000	1,961,421
Karegnondi Wtr. Auth. Genesee, Lapeer and Sanilac Wtr. Supply Sys. Series 2014 A, 5.25% 11/1/40	2,810,000	2,902,122
Kentwood Econ. Dev. Corp. Series 2022:
4% 11/15/31	265,000	256,272
4% 11/15/43	365,000	323,014
Livonia Pub. School District Series 2006 II, 5% 5/1/40 (Assured Guaranty Muni. Corp. Insured)	500,000	546,077
Michigan Fin. Auth. Rev.:
(Charter County of Wayne Criminal Justice Ctr. Proj.) Series 2018, 4% 11/1/48	250,000	255,161
(College for Creative Studies Proj.) Series 2015, 5% 12/1/45	250,000	251,909
Series 2014 C1, 5% 7/1/44 (Pre-Refunded to 7/1/22 @ 100)	295,000	295,929
Series 2014 C3, 5% 7/1/33 (Assured Guaranty Muni. Corp. Insured)	250,000	261,826
Series 2014 C7, 5% 7/1/32	250,000	262,656
Series 2014 D6, 5% 7/1/36	850,000	890,031
Series 2015 B, 5% 5/15/35	1,475,000	1,537,763
Series 2015 C:
5% 7/1/34	580,000	612,033
5% 7/1/35	2,055,000	2,167,257
Series 2015 D2, 5% 7/1/34	665,000	701,727
Series 2015, 5% 12/1/35 (Pre-Refunded to 6/1/22 @ 100)	1,475,000	1,475,000
Series 2016:
5% 11/15/34	950,000	1,005,830
5% 11/15/37	1,030,000	1,086,313
Series 2017 A, 5% 12/1/47 (Pre-Refunded to 12/1/22 @ 100)	885,000	900,852
Series 2019 A:
5% 2/15/37	410,000	449,989
5% 2/15/38	590,000	646,559
5% 2/15/39	1,750,000	1,914,806
Series 2020 A, 4% 6/1/49	250,000	242,364
Series 2020 B, 0% 6/1/45	1,200,000	261,277
Series 2020 B1, 5% 6/1/49	785,000	821,491
Series 2020 B2, 0% 6/1/65	2,905,000	351,900
Series 2022, 5% 4/15/28	1,250,000	1,410,022
Michigan Strategic Fund Ltd. Oblig. Rev.:
(I-75 Impt. Proj.) Series 2018, 5% 6/30/48 (c)	400,000	405,224
Series 2016, 5% 11/15/42	250,000	253,076
Michigan Tobacco Settlement Fin. Auth. Tobacco Settlement Asset Rev.:
Series 2007 B, 0% 6/1/52	3,580,000	422,755
Series 2008:
0% 6/1/46	7,000,000	847,853
0% 6/1/58	23,000,000	1,108,356
Michigan Trunk Line Fund Rev. (Rebuilding Michigan Prog.) Series 2021 A:
4% 11/15/46	1,000,000	1,018,071
5% 11/15/32	830,000	986,527
Monroe County Econ. Dev. Corp. Ltd. Oblig. Series 1992 AA, 6.95% 9/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	120,000	121,575
South Huron Valley Util. Auth. Series 2020, 4% 5/1/34	750,000	799,266
Wayne County Arpt. Auth. Rev.:
Series 2012 A, 5% 12/1/42	305,000	308,746
Series 2014 B, 5% 12/1/44	315,000	328,990
Series 2015 D, 5% 12/1/45 (Assured Guaranty Muni. Corp. Insured)	90,000	95,428
Wayne County Arpt. Rev. Series 2017 C, 5% 12/1/37 (Assured Guaranty Muni. Corp. Insured) (c)(e)	2,950,000	3,160,730

TOTAL MICHIGAN		51,679,266

Minnesota - 0.1%
Apple Valley Sr. Living (Minnesota Sr. Living LLC Proj.):
Series 2016 B, 5% 1/1/47	565,000	362,378
Series 2016 D, 7.25% 1/1/52	610,000	407,005
Deephaven Charter School Lease Rev. Series 2017 A:
5% 10/1/37	70,000	68,673
5% 10/1/49	140,000	131,278
Duluth Econ. Dev. Auth. Health Care Facilities Rev.:
Series 2018 A:
5% 2/15/48	250,000	263,719
5% 2/15/53	700,000	736,550
Series 2018, 5.25% 2/15/58	1,250,000	1,331,074
Minneapolis Health Care Sys. Rev. Series 2021, 4% 11/15/40	500,000	504,286
Minneapolis Taxable Charter Schools Lease Rev. (Twin cities Int'l. Schools Proj.) Series 2017 A, 5% 12/1/47 (e)	250,000	252,511
Minnesota Gen. Oblig. Series 2021 B, 4% 9/1/32	800,000	883,419
Minnesota Hsg. Fin. Agcy.:
Series 2011, 5% 8/1/31	55,000	55,178
Series 2018 E, 4.25% 1/1/49	240,000	247,539
Minnesota Muni. Gas Agcy. Rev.:
Bonds Series 2022 A, 4%, tender 12/1/27 (a)	1,000,000	1,047,397
Series 2022 A, 4% 12/1/26	570,000	603,923
Minnesota Office of Higher Ed. Series 2020, 2.65% 11/1/38 (c)	455,000	405,282
Rochester Health Cr.&Hsg. Rev. Series 2013 A, 6.875% 12/1/48	290,000	298,383
Rochester Health Care Facilities Rev. Series 2022:
4% 11/15/39	750,000	775,390
5% 11/15/57	1,260,000	1,423,444
Virginia Independent School District #706 Series 2019 A, 5% 2/1/25	570,000	613,467
White Bear Lake Independent School District #624 Gen. Oblig. Series 2020 A, 3% 2/1/42	500,000	447,830
Woodbury Charter School Lease Rev. (Woodbury Leadership Academy Proj.) Series 2021 A:
4% 7/1/41	120,000	106,707
4% 7/1/51	95,000	79,370
4% 7/1/56	80,000	65,401

TOTAL MINNESOTA		11,110,204

Mississippi - 0.0%
Mississippi Bus. Fin. Corp. Rev. (Sys. Energy Resources, Inc. Proj.) Series 2021, 2.375% 6/1/44	250,000	181,202
Mississippi Dev. Bank Spl. Oblig. (City of Jackson, Mississippi Wtr. And Swr. Sys. Rev. Bond Proj.) Series 2013, 6.75% 12/1/30 (Assured Guaranty Muni. Corp. Insured)	240,000	253,634

TOTAL MISSISSIPPI		434,836

Missouri - 0.4%
Conley Road Trans. Dev. District Series 2017, 5.375% 5/1/47	245,000	245,609
Jackson County Reorganized School District Series 2020 220, 4% 3/1/31	500,000	542,375
Kansas City Indl. Dev. Auth.:
(Kansas City Int'l. Arpt. Term. Modernization Proj.):
Series 2019 B:
5% 3/1/46 (c)	1,250,000	1,335,339
5% 3/1/49 (Assured Guaranty Muni. Corp. Insured) (c)	755,000	807,124
5% 3/1/54 (c)	705,000	745,571
5% 3/1/55 (Assured Guaranty Muni. Corp. Insured) (c)	4,865,000	5,159,724
Series 2020 A, 4% 3/1/50 (c)	1,585,000	1,550,737
(Kansas City Int'l. Arpt. Term. modernization Proj.) Series 2020 A, 4% 3/1/50 (Assured Guaranty Muni. Corp. Insured) (c)	1,950,000	1,923,712
(Kansas City Int'l. Arpt. Term. Modernization Proj.) Series 2020 A:
4% 3/1/57 (Assured Guaranty Muni. Corp. Insured) (c)	2,635,000	2,583,044
5% 3/1/57 (Assured Guaranty Muni. Corp. Insured) (c)	3,465,000	3,701,582
Kansas City Land Clearance for Redev. Auth. Series 2018 B, 5% 2/1/50 (e)	300,000	250,531
Kansas City Spl. Oblig. (Downtown Arena Proj.) Series 2016 E, 5% 4/1/40	1,050,000	1,122,698
Kirkwood Indl. Dev. Retirement Commission Series 2017 A:
5.25% 5/15/37	280,000	281,324
5.25% 5/15/42	240,000	238,819
5.25% 5/15/50	565,000	548,073
Maryland Heights Indl. Dev. Auth. Rev. (Saint Louis Cmnty. Ice Ctr. Proj.) Series 2018 A, 5% 3/15/49	250,000	231,249
Missouri Health & Edl. Facilities Auth. Rev.:
(Lutheran Sr. Svcs. Proj.) Series 2016 B, 5% 2/1/46	915,000	933,647
(Lutheran Sr. Svcs. Projs.):
Series 2016 B:
5% 2/1/34	195,000	201,709
5% 2/1/35	155,000	160,172
Series 2021, 4% 2/1/42	250,000	236,288
Missouri Health & Edl. Facilities Rev.:
Series 2014 A, 5% 6/1/30 (Pre-Refunded to 6/1/24 @ 100)	500,000	529,349
Series 2021 A, 5% 7/1/31	605,000	704,873
Series 2022 A, 5% 6/1/27	1,300,000	1,449,714
Missouri Hsg. Dev. Commission Single Family Mtg. Rev. (First Place Homeownership Ln. Prog.):
Series 2018 A, 4.25% 5/1/49	240,000	247,608
Series 2019 A, 4.25% 5/1/47	760,000	785,621
Missouri Joint Muni. Elec. Util. Commission Pwr. Proj. Rev.:
(Iatan 2 Proj.) Series 2014 A, 5% 1/1/33	590,000	613,355
(Plum Point Proj.) Series 2014 A, 5% 1/1/33	1,475,000	1,560,739
Saint Louis County Indl. Dev. Auth. Sr. Living Facilities Rev.:
Series 2015 A:
5% 12/1/35	280,000	285,936
5.125% 12/1/45	545,000	553,442
Series 2017, 5% 9/1/48	2,140,000	2,046,462
Series 2018 A:
5% 9/1/38	890,000	876,316
5.125% 9/1/48	2,755,000	2,683,040
Saint Louis Muni. Fin. Corp. Leasehold Rev. (Convention Ctr. Expansion And Impt. Projs.) Series 2020, 5% 10/1/49 (Assured Guaranty Muni. Corp. Insured)	750,000	840,533
Springfield School District # R12 Series 2019, 4% 3/1/35	500,000	534,526
St Louis Indl. Dev. Auth. Dev. Fing. Rev. (Ballpark Village Dev. Proj.) Series 2017 A:
3.875% 11/15/29	155,000	140,473
4.375% 11/15/35	555,000	483,716
4.75% 11/15/47	560,000	470,904
St Louis Land Clearance Redev. Auth. Annual Appropriation Redev. Rev. (Nat'l. Geospatial-Intelligence Agcy. Site Impt. Proj.) Series 2017 A:
5.125% 6/1/46	735,000	769,318
5.375% 6/1/43	2,060,000	2,187,632
St. Louis County Indl. Dev. Auth. Health Facilities Rev. Series 2015 A:
5% 8/15/30	140,000	141,641
5% 8/15/35	95,000	95,439
5.125% 8/15/45	240,000	236,106

TOTAL MISSOURI		41,036,070

Montana - 0.0%
Kalispell Hsg. and Healthcare Facilities Rev. (Immanuel Lutheran Corp. Proj.) Series 2017 A:
5.25% 5/15/37	95,000	96,653
5.25% 5/15/47	1,020,000	1,023,938
5.25% 5/15/52	1,060,000	1,058,380
Montana Facility Fin. Auth.:
(Montana Children's Home and Hosp. Proj.) Series 2020 A, 4% 7/1/50	250,000	238,959
Series 2018 B, 5% 7/1/48	250,000	263,841
Yellowstone County School District # 26 Series 2018:
5% 7/1/30	250,000	284,219
5% 7/1/31	500,000	566,862
5% 7/1/32	500,000	565,834

TOTAL MONTANA		4,098,686

Nebraska - 0.1%
Central Plains Energy Proj. Rev.:
(Proj. No. 3) Series 2017 A:
5% 9/1/30	490,000	540,613
5% 9/1/35	1,995,000	2,240,977
Series 2012, 5.25% 9/1/37 (Pre-Refunded to 9/1/22 @ 100)	295,000	297,530
Series 2017 A:
5% 9/1/31	665,000	736,928
5% 9/1/42	1,400,000	1,591,152
Dodge County Neb School District # 001 Series 2022, 4% 12/15/47 (Assured Guaranty Muni. Corp. Insured)	500,000	508,863
Nebraska Invt. Fin. Auth. Single Family Hsg. Rev. Series 2018 C, 4% 9/1/48	475,000	486,485
Omaha Pub. Pwr. District Elec. Rev. Series 2021 A, 4% 2/1/51	4,500,000	4,589,787
Sarpy County School District # 0037 Series 2022, 4% 12/15/47	250,000	253,997
Univ. of Nebraska Facilities Corp. Series 2021 A, 4% 7/15/59	1,000,000	1,009,356

TOTAL NEBRASKA		12,255,688

Nevada - 0.2%
Clark County Arpt. Rev. Series 2021 B, 5% 7/1/26 (c)	2,290,000	2,488,232
Clark County Fuel Tax Series 2018:
4% 12/1/35	950,000	997,681
4% 12/1/36	750,000	782,791
Clark County School District:
Series 2015 C, 4% 6/15/32	750,000	773,958
Series 2018 B, 5% 6/15/34	750,000	848,487
Series 2020 B:
3% 6/15/37	750,000	704,922
3% 6/15/39	750,000	695,595
Series 2021 B:
3% 6/15/35	1,200,000	1,165,539
3% 6/15/36	1,200,000	1,142,265
Henderson Pub. Impt. Trust Touro College & Univ. Sys. Obligated Group Rev. Series 2014 A:
5.5% 1/1/34	245,000	250,684
5.5% 1/1/39	370,000	377,845
5.5% 1/1/44	525,000	534,740
Las Vegas Convention & Visitors Auth.:
Series 2017 A, 4% 7/1/40	250,000	257,168
Series 2017 B, 4% 7/1/39	250,000	260,518
Series 2018 B:
4% 7/1/49	1,000,000	1,014,638
5% 7/1/43	5,235,000	5,778,881
Series 2019 B, 5% 7/1/33	620,000	703,913
Series 2021, 5% 7/1/26	250,000	274,173
Las Vegas Redev. Agcy., Tax Increment Rev. Series 2016:
5% 6/15/30	60,000	63,841
5% 6/15/40	1,580,000	1,664,781
5% 6/15/45	1,870,000	1,960,000
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig.:
Series 2016 A, 5% 6/1/46	500,000	531,063
Series 2022 A:
4% 6/1/36	250,000	262,328
4% 6/1/37	500,000	521,787
4% 6/1/38	500,000	519,935
4% 6/1/40	680,000	704,457
Reno Sales Tax Rev. (Retrac-Reno Trans. Rail Access Corridor Proj.):
Series 2018 A:
5% 6/1/36	35,000	37,946
5% 6/1/37	70,000	75,810
5% 6/1/48	70,000	74,731
Series 2018 B:
5% 6/1/33 (Assured Guaranty Muni. Corp. Insured)	25,000	27,589
5% 6/1/38 (Assured Guaranty Muni. Corp. Insured)	15,000	16,450
Series 2018 C, 0% 7/1/58 (e)	2,500,000	293,989
Sparks Tourism Impt. District No. 1 Sr. Sales Tax Anticipation Rev. Series 2019 A, 2.5% 6/15/24 (e)	175,000	170,481
Washoe County School District Series 2019 A, 3% 6/1/33	250,000	250,456

TOTAL NEVADA		26,227,674

New Hampshire - 0.1%
Nat'l. Fin. Auth. Hosp. Rev. (St. Lukes Univ. Health Network Proj.) Series 2021 B, 3% 8/15/51 (Assured Guaranty Muni. Corp. Insured)	250,000	206,712
Nat'l. Fin. Auth. Rev.:
(The Lawrenceville School Proj.) Series 2021 A, 4% 7/1/51	2,140,000	2,190,101
(The Vista Proj.) Series 2019 A:
5.25% 7/1/39 (e)	220,000	213,238
5.625% 7/1/46 (e)	125,000	124,422
5.75% 7/1/54 (e)	310,000	309,973
Bonds Series 2020 B, 3.75%, tender 7/2/40 (a)(c)(e)	575,000	507,004
Nat'l. Finnance Auth. Series 2020 1, 4.125% 1/20/34	658,929	693,196
New Hampshire Bus. Fin. Auth. Wtr. Facility (Pennichuck Wtr. Works, Inc. Proj.) Series 2020 A, 4% 4/1/50 (c)	750,000	724,130
New Hampshire Health & Ed. Facilities Auth. Series 2017 A:
6.125% 7/1/37 (e)	240,000	96,000
6.125% 7/1/52 (e)	590,000	236,000
6.25% 7/1/42 (e)	360,000	144,000
New Hampshire Health & Ed. Facilities Auth. Rev. Series 2016:
5% 10/1/36	115,000	120,270
5% 10/1/40	545,000	567,544
5% 10/1/46	860,000	889,344

TOTAL NEW HAMPSHIRE		7,021,934

New Jersey - 1.3%
Atlantic City Gen. Oblig. Series 2017 B, 5% 3/1/32	500,000	554,186
Atlantic County Impt. Auth.:
(Atlantic City Campus Phase II Proj.) Series 2021 A, 4% 7/1/53 (Assured Guaranty Muni. Corp. Insured)	740,000	740,720
(Atlantic City Campus Proj.) Series 2016 A, 5% 7/1/31 (Assured Guaranty Muni. Corp. Insured)	500,000	541,581
Camden County Impt. Auth. Charter School Rev. (Camden Prep High School Proj.) Series 2022:
5% 7/15/52 (e)	435,000	445,863
5% 7/15/62 (e)	80,000	80,918
Edison Township Gen. Oblig. Series 2021:
2% 3/15/36	700,000	569,870
3% 3/15/32	785,000	772,425
Essex County Impt. Auth. (CHF-Newark, L.L.C. - NJIT Student Hsg. Proj.) Series 2021 A, 4% 8/1/46	355,000	355,776
Essex County Impt. Auth. Charter School Rev.:
(North Star Academy Charter School of Newark, Inc. - 2020 Proj.) Series 2020, 4% 7/15/60 (e)	300,000	263,546
(North Star Academy Charter School of Newark, New Jersey Hazelwood & Broad Proj.) Series 2020 A, 4% 8/1/60 (e)	250,000	219,606
(The Friends o Team Charter Schools, Inc. - 2021 Proj.) Series 2021, 4% 6/15/46	275,000	260,129
(The Friends of Team Charter Schools, Inc. - 2021 Proj.) Series 2021, 4% 6/15/56	365,000	331,495
Hudson County Impt. Auth. (Hudson County Courthouse Proj.) Series 2020, 4% 10/1/33	590,000	634,038
New Brunswick Parking Auth. Rev. Series 2016 A:
5% 9/1/28	250,000	273,735
5% 9/1/29	250,000	273,023
5% 9/1/30	750,000	817,057
5% 9/1/31	800,000	869,884
New Jersey Econ. Dev. Auth.:
Series 2020 A:
4% 11/1/38	295,000	296,960
4% 11/1/44	1,620,000	1,610,953
Series A, 5% 11/1/35	250,000	273,218
Series QQQ, 4% 6/15/50	250,000	244,982
New Jersey Econ. Dev. Auth. Energy Facility Rev. (Umm Energy Partners, LLC Proj.) Series 2012 A:
5% 6/15/37 (c)	175,000	175,221
5.125% 6/15/43 (c)	245,000	245,293
New Jersey Econ. Dev. Auth. Lease Rev. Series 2018 C, 5% 6/15/42	250,000	266,006
New Jersey Econ. Dev. Auth. Rev.:
(Goethals Bridge Replacement Proj.) Series 2013:
5.125% 1/1/34 (c)	1,600,000	1,634,808
5.375% 1/1/43 (c)	1,095,000	1,119,021
(Lions Gate Proj.) Series 2014:
4.375% 1/1/24	70,000	69,950
4.875% 1/1/29	145,000	144,309
5% 1/1/34	280,000	272,550
5.25% 1/1/44	685,000	654,328
(Provident Group - Rowan Properties L.L.C. - Rowan Univ. Student Hsg. Proejct) Series 2015 A, 5% 1/1/48	1,405,000	1,367,295
(Provident Group - Rowan Properties L.L.C. - Rowan Univ. Student Hsg. Proj.) Series 2015 A, 5% 1/1/30	280,000	281,738
(Provident Group-Montclair Properties L.L.C. - Montclair State Univ. Student Hsg. Proj.) Series 2017, 5% 6/1/42 (Assured Guaranty Muni. Corp. Insured)	295,000	321,069
(The Goethals Bridge Replacement Proj.) Series 2013:
5% 1/1/31 (Assured Guaranty Muni. Corp. Insured) (c)	715,000	734,207
5.125% 7/1/42 (Assured Guaranty Muni. Corp. Insured) (c)	325,000	332,570
5.625% 1/1/52 (c)	2,990,000	3,059,915
Series 1997 A, 0% 7/1/26 (Escrowed to Maturity)	350,000	316,861
Series 2012:
5% 6/15/24 (Pre-Refunded to 6/15/22 @ 100)	295,000	295,411
5% 6/15/25 (Pre-Refunded to 6/15/22 @ 100)	1,475,000	1,477,056
5% 6/15/28 (Pre-Refunded to 6/15/22 @ 100)	785,000	786,094
Series 2018, 5% 1/1/39	495,000	520,742
Series 2019 LLL, 5% 6/15/49	250,000	267,136
New Jersey Econ. Dev. Auth. School Rev. Series 2019 A, 5% 6/15/49 (e)	100,000	101,029
New Jersey Econ. Dev. Auth. Spl. Facilities Rev.:
(Continental Airlines, Inc. Proj.) Series 2000 B, 5.625% 11/15/30 (c)	2,405,000	2,447,413
(Port Newark Container Term. LLC. Proj.) Series 2017:
5% 10/1/37 (c)	3,600,000	3,811,845
5% 10/1/47 (c)	4,355,000	4,559,842
Series 1999:
5.125% 9/15/23 (c)	75,000	75,956
5.25% 9/15/29 (c)	705,000	709,598
New Jersey Econ. Dev. Auth. Wtr. Facilities Rev. (Middlesex Wtr. Co. Proj.):
Series 2012 A, 5% 10/1/23	725,000	755,369
Series 2019, 5% 8/1/59 (c)	580,000	632,117
New Jersey Edl. Facility Series 2016 A:
5% 7/1/29	750,000	814,739
5% 7/1/30	750,000	812,743
New Jersey Gen. Oblig.:
Series 2020 A:
3% 6/1/32	450,000	444,678
4% 6/1/30	2,000,000	2,161,905
4% 6/1/31	645,000	695,830
4% 6/1/32	3,795,000	4,083,729
5% 6/1/25	2,500,000	2,687,603
5% 6/1/26	2,715,000	2,977,395
5% 6/1/27	575,000	641,792
Series 2021:
5% 6/1/38	1,000,000	1,127,459
5% 6/1/41	1,240,000	1,392,020
New Jersey Health Care Facilities Fing. Auth. Rev.:
Series 2011:
5% 7/1/25	1,180,000	1,183,444
5% 7/1/26	295,000	295,854
Series 2012 A:
5% 7/1/23 (Pre-Refunded to 7/1/22 @ 100)	370,000	371,150
5% 7/1/24 (Pre-Refunded to 7/1/22 @ 100)	1,325,000	1,329,119
Series 2013 A, 5.5% 7/1/43	565,000	581,445
Series 2014 A, 5% 7/1/44	985,000	1,020,046
Series 2015 A, 5% 7/1/46 (Assured Guaranty Muni. Corp. Insured)	1,045,000	1,077,356
Series 2016 A, 5% 7/1/43	1,740,000	1,840,365
Series 2017 A:
5% 7/1/38	1,100,000	1,177,065
5.25% 7/1/57	590,000	627,299
Series 2019:
4% 7/1/35	140,000	142,304
5% 7/1/31	140,000	154,848
Series 2021 A:
4% 7/1/45	1,475,000	1,498,032
4% 7/1/51	2,610,000	2,628,963
Series 2021, 3% 7/1/40	225,000	201,525
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2014 A1 1, 5% 12/1/22 (c)	590,000	600,182
Series 2018 C, 4% 12/1/48 (c)	250,000	243,388
New Jersey Hsg. & Mtg. Fin. Agcy. Rev. Series 2019 C, 4.75% 10/1/50	865,000	905,775
New Jersey Institute of Technology:
Series 2012 A, 5% 7/1/42 (Pre-Refunded to 7/1/22 @ 100)	820,000	822,583
Series 2015 A, 5% 7/1/40	1,030,000	1,088,128
New Jersey Tobacco Settlement Fing. Corp.:
Series 2018 A:
5% 6/1/31	500,000	540,055
5% 6/1/33	800,000	859,873
5% 6/1/36	800,000	856,138
5% 6/1/46	250,000	265,128
5.25% 6/1/46	2,290,000	2,465,312
Series 2018 B, 5% 6/1/46	900,000	925,327
New Jersey Tpk. Auth. Tpk. Rev.:
Series 2012 B, 5% 1/1/30 (Pre-Refunded to 1/1/23 @ 100)	1,180,000	1,204,672
Series 2014 A, 5% 1/1/28	1,175,000	1,236,171
Series 2015 E, 5% 1/1/45	985,000	1,031,925
Series 2017 D1, 1 month U.S. LIBOR + 0.700% 1.26% 1/1/24 (a)(b)	4,100,000	4,130,912
Series 2021 A:
4% 1/1/42	570,000	587,601
4% 1/1/51	6,195,000	6,305,827
New Jersey Trans. Trust Fund Auth.:
(Trans. Prog.) Series 2019 AA:
5% 6/15/46	925,000	984,841
5.25% 6/15/43	5,505,000	5,982,304
Series 2006 C:
0% 12/15/30 (FGIC Insured)	2,560,000	1,954,027
0% 12/15/31 (FGIC Insured)	1,355,000	992,371
0% 12/15/34	2,600,000	1,678,324
Series 2008 A, 0% 12/15/28	2,110,000	1,729,915
Series 2009 A, 0% 12/15/39	2,850,000	1,455,673
Series 2014 BB1, 5% 6/15/32	500,000	544,156
Series 2018 A:
5% 6/15/28	500,000	542,134
5% 6/15/29	900,000	971,279
5% 6/15/31	2,490,000	2,669,553
Series 2019 BB:
4% 6/15/50	250,000	244,982
5% 6/15/44	2,100,000	2,248,635
Series 2020 AA, 4% 6/15/50	2,845,000	2,827,764
Series 2021 A:
4% 6/15/34	715,000	728,709
4% 6/15/35	365,000	370,750
4% 6/15/36	1,530,000	1,549,784
4% 6/15/38	750,000	756,447
Series 2022 A:
4% 6/15/39	995,000	1,001,510
4% 6/15/40	1,010,000	1,014,777
4% 6/15/41	695,000	697,123
4% 6/15/42	490,000	490,406
Series 2022 AA:
5% 6/15/35	440,000	493,188
5% 6/15/36	660,000	738,825
5% 6/15/37	530,000	592,452
5% 6/15/38	250,000	278,912
Series 2022 BB:
4% 6/15/40	300,000	301,360
4% 6/15/41	300,000	300,879
4% 6/15/42	300,000	300,238
4% 6/15/46	1,545,000	1,528,318
4% 6/15/50	2,725,000	2,670,307
Series A:
5% 12/15/25	855,000	918,508
5% 12/15/26	750,000	815,229
Series AA:
4% 6/15/37	250,000	252,743
4% 6/15/45	2,455,000	2,438,595
4% 6/15/50	2,415,000	2,366,529
5% 6/15/44	1,300,000	1,316,107
5% 6/15/50	650,000	698,903
Series BB, 4% 6/15/44	1,720,000	1,710,520
South Jersey Port Corp. Rev.:
(New Jersey Gen. Oblig. Proj.) Series 2017 B:
5% 1/1/42 (c)	740,000	769,881
5% 1/1/48 (c)	1,675,000	1,732,550
Series 2017 A, 5% 1/1/49	410,000	431,576
South Jersey Trans. Auth. Trans. Sys. Rev. Series 2020 A:
4% 11/1/50	600,000	560,229
5% 11/1/45	250,000	267,616
The Poll. Cont. Fin. Auth. of Gloucester County Poll. Cont. Rev. (Logan Proj.) Series 2014 A, 5% 12/1/24 (c)	415,000	432,502
Union County Impt. Auth. Solid Waste Disp. Rev. (Aries Linden, LLC Proj.) Series 2019, 6.75% 12/1/41 (c)(e)	460,000	414,972

TOTAL NEW JERSEY		147,668,822

New Mexico - 0.0%
Farmington Poll. Cont. Rev. Bonds (Pub. Svc. Co. of New Mexico San Juan Proj.) Series 2010 C, 1.15%, tender 6/1/24 (a)	590,000	569,685
New Mexico Fin. Auth. Trans. Rev. Series 2021 A, 5% 6/15/25	300,000	325,615
New Mexico Gen. Oblig. Series 2021, 5% 3/1/27	500,000	563,589
New Mexico Hosp. Equip. Ln. Council Rev.:
(Gerald Champion Reg'l. Med. Ctr. Proj.) Series 2012 A, 5.5% 7/1/42	250,000	250,646
Series 2019 A:
4% 8/1/48	1,325,000	1,328,568
5% 8/1/44	500,000	539,346

TOTAL NEW MEXICO		3,577,449

New York - 2.9%
Brookhaven Loc Dev. Corp. (Active Retirement Cmnty., Inc. D/B/A Jeffersons Ferry Proj.) Series 2016, 5.25% 11/1/36	210,000	226,507
Brooklyn Arena Local Dev. Corp. Series 2016 A, 5% 7/15/42	1,415,000	1,487,486
Build NYC Resource Corp. Rev.:
(Friends of Hellenic Classical Charter Schools, Inc. Proj.):
Series 2021 A:
5% 12/1/51 (e)	130,000	132,109
5% 12/1/55 (e)	100,000	101,307
Series 2021 A1, 5% 12/1/41 (e)	115,000	118,106
(Richmond Preparatory Charter School Proj.) Series 2021 A, 5% 6/1/51 (e)	350,000	354,118
(Shefa School Proj.) Series 2021 A, 5% 6/15/51 (e)	1,910,000	1,965,932
Build NYC Resource Corp. Solid Waste Disp. Rev. (Pratt Paper NY, Inc. Proj.) Series 2014, 5% 1/1/35 (c)(e)	2,200,000	2,265,881
Dorm. Auth. New York Univ. Rev.:
Series 2011 A, 5% 10/1/25	15,000	15,041
Series 2016 A, 5% 7/1/37	765,000	811,564
Series 2017:
5% 12/1/30 (e)	200,000	215,284
5% 12/1/31 (e)	200,000	214,388
5% 12/1/34 (e)	300,000	318,890
5% 12/1/35 (e)	255,000	270,835
5% 12/1/36 (e)	200,000	212,249
5% 12/1/37 (e)	105,000	111,383
Dutchess County Local Dev. Corp. Rev. (Bard College Proj.) Series 2020 A, 5% 7/1/51 (e)	300,000	311,086
Erie County Tobacco Asset Securitization Corp.:
Series 2005 B, 0% 6/1/47	2,000,000	443,542
Series 2006 A, 0% 6/1/60 (e)	19,535,000	1,127,199
Glen Cove Local Econ. Assistance Corp. Rev. (Garvies Point Pub. Impt. Proj.):
Series 2016 A, 5% 1/1/56	1,125,000	1,110,522
Series 2016 B, 0% 1/1/45	6,975,000	2,012,935
Series 2016 C, 0% 1/1/55 (g)	1,645,000	1,529,753
Huntington Local Dev. Corp. Rev. (Gurwin Independent Hsg., Inc. / Fountaingate Gardens Proj.) Series 2021 B, 4% 7/1/27	250,000	243,707
Liberty Dev. Corp. Rev. Series 2005, 5.25% 10/1/35	6,085,000	7,184,844
Long Island Pwr. Auth. Elec. Sys. Rev.:
Series 2012 A:
5% 9/1/37	630,000	635,445
5% 9/1/37 (Pre-Refunded to 9/1/22 @ 100)	390,000	393,675
Series 2012, 5% 9/1/37 (Pre-Refunded to 9/1/22 @ 100)	510,000	514,806
Series 2014 A:
5% 9/1/34	390,000	411,286
5% 9/1/39	1,000,000	1,047,417
Series 2015 B, 5% 9/1/45	900,000	957,994
Series 2016 B, 5% 9/1/41	710,000	771,416
Series 2017, 5% 9/1/47	195,000	214,152
Series 2019 A, 4% 9/1/38	1,240,000	1,278,484
Monroe County Indl. Dev. Corp. (Univ. of Rochester Proj.) Series 2020 A, 4% 7/1/50	2,575,000	2,576,462
MTA Hudson Rail Yards Trust Oblig. Series 2016 A, 5% 11/15/56	250,000	257,595
Nassau County Gen. Oblig. Series 2019 B, 5% 4/1/44 (Assured Guaranty Muni. Corp. Insured)	750,000	833,112
Nassau County Indl. Dev. Agcy.:
Series 2021 A, 9% 1/1/41 (e)	1,580,000	1,413,716
Series 2021 B, 5% 1/1/58 (h)	3,260,000	2,365,374
Nassau County Tobacco Settlement Corp. Series 2006 A3, 5.125% 6/1/46	300,000	300,343
New York City Edl. Construction Fund Series 2021 B, 5% 4/1/52	250,000	274,147
New York City Gen. Oblig.:
Series 2014 J:
5% 8/1/30	1,275,000	1,345,934
5% 8/1/33	440,000	464,288
Series 2015 A, 5% 8/1/28	250,000	264,180
Series 2017 A, 4% 8/1/32	1,000,000	1,035,104
Series 2017 B:
5% 12/1/37	1,060,000	1,157,451
5% 12/1/41	1,175,000	1,275,262
Series 2018 B1:
5% 10/1/38	750,000	819,765
5.25% 10/1/32	2,150,000	2,419,336
Series 2018 E1, 5% 3/1/44	1,175,000	1,283,433
Series 2018 F, 5% 4/1/45	1,265,000	1,381,330
Series 2019 A1, 3% 8/1/36	1,100,000	1,055,434
Series 2019 D1:
4% 12/1/42	205,000	211,771
5% 12/1/42	1,475,000	1,636,160
Series 2019, 4% 8/1/38	1,100,000	1,139,990
Series 2020 C, 5% 8/1/43	500,000	558,820
Series 2020 D, 4% 3/1/41	1,300,000	1,354,372
Series 2021 A1:
3% 8/1/50	500,000	419,964
5% 8/1/32	500,000	585,083
Series 2021 C, 4% 8/1/40	1,000,000	1,040,935
Series 2021 F1:
4% 3/1/40	595,000	620,850
5% 3/1/43	750,000	848,527
Series 2021, 4% 8/1/40	500,000	522,609
Series 2022 A1:
5% 8/1/35	500,000	580,262
5% 8/1/47	170,000	192,052
Series 2022 D, 4.5% 5/1/49	500,000	537,303
Series 2022 D1:
4.25% 5/1/40	750,000	801,914
5.5% 5/1/44	925,000	1,110,852
5.5% 5/1/46	625,000	749,172
Series B:
5% 10/1/42	2,065,000	2,293,460
5% 10/1/43	500,000	554,202
New York City Hsg. Dev. Corp. Series 2013 E1C, 4.95% 11/1/46	800,000	849,003
New York City Hsg. Dev. Corp. Multifamily Hsg. Series 2021 A1, 2.25% 11/1/36	250,000	209,868
New York City Indl. Dev. Agcy. Rev. (Yankee Stadium Proj.) Series 2020 A:
3% 3/1/38 (Assured Guaranty Muni. Corp. Insured)	1,000,000	897,932
3% 3/1/49	250,000	190,446
3% 3/1/49 (Assured Guaranty Muni. Corp. Insured)	500,000	394,007
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
Series 2018 EE, 5% 6/15/40	1,500,000	1,651,917
Series 2020 FF, 4% 6/15/41	750,000	777,596
Series 2020 GG1, 5% 6/15/50	1,585,000	1,789,180
Series 2021 BB1, 5% 6/15/50	1,000,000	1,135,806
Series 2021 CC1, 5% 6/15/51	2,280,000	2,591,405
Series 2021 DD, 4% 6/15/36	1,285,000	1,357,946
Series 2022 CC2:
5% 6/15/26	395,000	422,549
5% 6/15/27	395,000	433,398
New York City Transitional Fin. Auth. Bldg. Aid Rev.:
Series 2013 S1, 5% 7/15/37	605,000	606,891
Series 2015 S1:
5% 7/15/33	750,000	790,823
5% 7/15/36	1,050,000	1,103,080
Series 2015 S2, 5% 7/15/34	500,000	530,662
Series 2016 S1, 5% 7/15/43	925,000	992,711
Series 2018 S3, 5% 7/15/43	1,475,000	1,614,491
Series 2019 S1, 5% 7/15/45	1,475,000	1,611,602
Series 2019 S3, 5% 7/15/37	305,000	337,284
Series 2022 S1, 4% 7/15/35	500,000	527,205
New York City Transitional Fin. Auth. Rev.:
Series 2014 A1, 5% 11/1/42	1,220,000	1,257,859
Series 2016 E, 5% 2/1/37	500,000	536,980
Series 2017 A, 5% 8/1/34	900,000	996,615
Series 2017 A1, 5% 5/1/33	1,025,000	1,113,076
Series 2017 B1, 4% 8/1/41	1,390,000	1,424,727
Series 2017 F, 5% 5/1/32	500,000	553,406
Series 2017 F1, 5% 5/1/42	1,200,000	1,303,803
Series 2019 B1:
4% 11/1/43	1,495,000	1,544,294
5% 8/1/36	2,050,000	2,270,371
5% 8/1/38	1,475,000	1,629,963
Series 2019 C1, 4% 11/1/40	1,150,000	1,191,412
Series 2020 A3:
4% 5/1/41	900,000	931,250
4% 5/1/44	815,000	838,956
Series 2020 B1:
4% 11/1/39	2,475,000	2,576,782
4% 11/1/42	1,500,000	1,552,679
Series 2020 C1, 4% 5/1/43	2,225,000	2,305,258
Series 2021 A:
3% 11/1/37	1,500,000	1,387,101
3% 11/1/39	300,000	272,103
5% 11/1/26	675,000	757,272
Series 2021 C:
4% 5/1/45	1,500,000	1,548,163
4% 5/1/46	2,250,000	2,319,601
Series 2021 C1, 4% 5/1/39	1,400,000	1,462,220
Series 2021 D:
4% 11/1/38	500,000	523,166
4% 11/1/39	500,000	522,221
Series 2021 D1:
4% 11/1/40	1,565,000	1,630,781
4% 11/1/42	800,000	830,777
Series 2021 F1:
4% 11/1/36	145,000	152,820
4% 11/1/37	440,000	462,641
Series 2021, 4% 11/1/38	790,000	830,310
Series 2022 A1, 4% 11/1/37	1,000,000	1,053,921
Series 2022 B1:
3% 8/1/41	500,000	448,356
5% 8/1/45	3,180,000	3,621,967
Series 2022 C1:
4% 2/1/38	690,000	725,991
5% 2/1/51	1,750,000	1,992,227
Series C1, 4% 5/1/40	800,000	833,626
New York Convention Ctr. Dev. Corp. Rev. Series 2016 B, 0% 11/15/55	410,000	83,969
New York Dorm. Auth. Mental Health Svcs. Facilities Impt. Rev. Series 2017, 5% 1/1/47	250,000	255,110
New York Dorm. Auth. Personal Income Tax Rev. Series 2015 E, 5% 3/15/34	500,000	540,873
New York Dorm. Auth. Rev.:
Series 2020 A:
4% 7/1/50	1,630,000	1,642,140
5% 10/1/34 (Assured Guaranty Muni. Corp. Insured)	500,000	565,617
Series 2021 A, 4% 7/1/46	800,000	810,895
Series 2022 A:
5% 10/1/36 (f)	2,830,000	3,212,761
5% 5/1/52	2,000,000	2,202,422
New York Dorm. Auth. Sales Tax Rev.:
Series 2016 A, 5% 3/15/35	1,785,000	1,940,535
Series 2017 A:
5% 3/15/39	945,000	1,035,786
5% 3/15/40	1,000,000	1,093,615
5% 3/15/42	470,000	511,848
5% 3/15/44	500,000	542,002
Series 2018 A:
5% 3/15/40	2,450,000	2,685,133
5% 3/15/43	900,000	981,878
Series 2018 C:
5% 3/15/40	1,650,000	1,808,355
5% 3/15/41	1,650,000	1,805,556
Series 2018 E:
5% 3/15/31	645,000	727,312
5% 3/15/40	750,000	827,609
New York Liberty Dev. Corp.:
(3 World Trade Ctr. Proj.) Series 2014:
5.15% 11/15/34 (e)	800,000	813,230
5.375% 11/15/40 (e)	5,685,000	5,781,995
(7 World Trade Ctr. Proj.) Series 2022 A:
3% 9/15/43	500,000	443,774
3.25% 9/15/52	750,000	655,175
(Bank of America Tower at One Bryant Park Proj.) Series 2019 1, 2.45% 9/15/69	1,300,000	1,238,946
(Bank of America Tower At One Bryant Park Proj.) Series 2019 3, 2.8% 9/15/69	840,000	785,581
(World Trade Ctr. Proj.) Series 2014, 7.25% 11/15/44 (e)	300,000	304,808
Series 2021 A, 3% 11/15/51	1,770,000	1,450,593
Series 2021:
2.75% 2/15/44	250,000	204,920
3% 2/15/42	750,000	657,839
4% 2/15/43	2,765,000	2,812,420
New York Metropolitan Trans. Auth. Dedicated Tax Fund Rev.:
Series 2016 A:
5.25% 11/15/31	1,475,000	1,606,896
5.25% 11/15/33	1,000,000	1,082,926
Series 2016 B1, 5% 11/15/36	1,300,000	1,376,204
Series 2016 B2, 5% 11/15/36	470,000	497,559
New York Metropolitan Trans. Auth. Rev.:
Bonds Series 2002 D2:
0.550% x U.S. Secured Overnight Fin. Rate (SOFR) Indx 1.073%, tender 4/1/24 (Assured Guaranty Muni. Corp. Insured) (a)(b)	4,220,000	4,164,672
0.550% x U.S. Secured Overnight Fin. Rate (SOFR) Indx 1.073%, tender 4/1/24 (Assured Guaranty Muni. Corp. Insured) (a)(b)	495,000	488,506
Series 2006 B, 5.25% 11/15/26 (Assured Guaranty Muni. Corp. Insured)	1,180,000	1,298,145
Series 2012 F, 5% 11/15/30	250,000	253,173
Series 2013 C:
5% 11/15/22	1,000,000	1,015,898
5% 11/15/38	800,000	817,503
5% 11/15/42	975,000	995,406
Series 2014 B, 5.25% 11/15/35	500,000	521,070
Series 2015 A1, 5% 11/15/40	500,000	515,656
Series 2015 B, 5% 11/15/40	250,000	257,828
Series 2015 D1, 5% 11/15/26	500,000	536,793
Series 2016 A1, 5% 11/15/41	500,000	519,948
Series 2016 A2, 5% 11/15/27	250,000	271,937
Series 2016 D, 5% 11/15/27	250,000	271,937
Series 2017 D, 5% 11/15/33	345,000	368,409
Series 2019 B, 4% 11/15/49 (Assured Guaranty Muni. Corp. Insured)	450,000	438,434
Series 2019 C:
4% 11/15/48 (Assured Guaranty Muni. Corp. Insured)	550,000	537,226
5% 11/15/42	250,000	266,081
5% 11/15/43	250,000	262,968
5% 11/15/44	1,600,000	1,680,088
Series 2019 F, 5% 11/15/22	1,485,000	1,505,573
Series 2020 A:
5% 2/1/23	905,000	920,664
5% 11/15/47	850,000	904,258
Series 2020 A1:
4% 11/15/42 (Assured Guaranty Muni. Corp. Insured)	800,000	785,418
4% 11/15/44 (Assured Guaranty Muni. Corp. Insured)	500,000	494,791
4% 11/15/46	500,000	486,233
4% 11/15/54 (Assured Guaranty Muni. Corp. Insured)	725,000	697,399
5% 11/15/49	3,095,000	3,287,145
Series 2020 C1, 5.25% 11/15/55	680,000	734,036
Series 2020 D, 5% 11/15/45	2,050,000	2,192,772
Series 2020 E, 4% 11/15/45	250,000	246,075
Series 2021 A1, 4% 11/15/47	2,900,000	2,812,365
Series 2021 A2, 4% 11/15/43	250,000	246,767
New York Pwr. Auth. Series 2022 A, 4% 11/15/47 (Assured Guaranty Muni. Corp. Insured)	850,000	873,304
New York State Dorm. Auth.:
Series 2019 A:
4% 3/15/48	250,000	255,724
5% 3/15/36	1,000,000	1,124,226
5% 3/15/46	1,475,000	1,629,975
Series 2019 D:
4% 2/15/37	500,000	522,306
4% 2/15/47	1,745,000	1,785,121
5% 2/15/48	1,075,000	1,195,593
Series 2019 E, 5% 2/15/35	405,000	461,345
Series 2020 A:
3% 3/15/49	250,000	216,076
4% 3/15/47	500,000	512,244
4% 3/15/48	805,000	824,042
Series 2021 E:
3% 3/15/41	950,000	843,720
3% 3/15/50	2,500,000	2,149,550
4% 3/15/42	1,000,000	1,037,008
Series 2022 A:
4% 3/15/49	550,000	564,409
5% 3/15/41	1,000,000	1,150,965
New York State Gen. Oblig. Series 2021 A, 5% 3/15/24	265,000	279,837
New York State Hsg. Fin. Agcy. Rev.:
Series 2020 L2, 0.75% 11/1/25	1,325,000	1,234,916
Series 2020 M2, 0.75% 11/1/25	740,000	694,297
New York State Urban Dev. Corp.:
Series 2020 A, 4% 3/15/45	1,760,000	1,808,097
Series 2020 C:
3% 3/15/40	1,500,000	1,365,742
5% 3/15/47	750,000	836,318
Series 2020 E:
3% 3/15/47	250,000	219,552
3% 3/15/48	1,900,000	1,660,474
4% 3/15/37	2,255,000	2,347,124
4% 3/15/38	2,150,000	2,232,603
4% 3/15/39	1,215,000	1,258,710
4% 3/15/41	4,000,000	4,132,022
New York State Urban Eev Corp.:
Series 2019 A:
4% 3/15/42	900,000	928,183
5% 3/15/36	500,000	562,383
Series 2021 A:
3% 3/15/41	1,000,000	902,423
3% 3/15/42	1,000,000	898,439
4% 3/15/44	960,000	987,216
5% 3/15/25	1,900,000	2,045,241
New York Thruway Auth. Gen. Rev.:
Series 2019 B:
4% 1/1/39	1,625,000	1,681,042
4% 1/1/41	1,000,000	1,026,227
4% 1/1/45	2,000,000	2,043,977
4% 1/1/50	2,000,000	2,036,472
4% 1/1/50 (Assured Guaranty Muni. Corp. Insured)	1,050,000	1,074,028
Series 2020 N:
5% 1/1/34	1,075,000	1,216,774
5% 1/1/35	750,000	843,805
5% 1/1/36	1,600,000	1,795,732
5% 1/1/38	750,000	836,320
Series 2021 O, 4% 1/1/39	750,000	773,151
Series 2021, 4% 1/1/37	3,280,000	3,394,203
New York Thruway Auth. Personal Income Tax Rev. Series 2021 A1:
3% 3/15/48	400,000	351,668
3% 3/15/51	1,500,000	1,299,321
4% 3/15/52	470,000	479,526
4% 3/15/54	2,000,000	2,037,529
New York Trans. Dev. Corp.:
(American Airlines, Inc. John F. Kennedy Int'l. Arpt. Proj.):
Series 2016:
5% 8/1/26 (c)	2,080,000	2,080,113
5% 8/1/31 (c)	2,635,000	2,635,143
Series 2020:
5.25% 8/1/31 (c)	635,000	673,953
5.375% 8/1/36 (c)	700,000	759,616
(Delta Air Lines, Inc. - Laguardia Arpt. Terminals C&D Redev. Proj.) Series 2020:
4.375% 10/1/45 (c)	4,225,000	4,060,393
5% 10/1/40 (c)	1,535,000	1,587,855
(Delta Air Lines, Inc. Laguardia Arpt. Terminals C&D Redev. Proj.) Series 2018, 5% 1/1/34 (c)	1,595,000	1,651,407
(Delta Airlines, Inc. LaGuardia Arpt. Terminals C&D Redev. Proj.) Series 2020, 5% 10/1/35 (c)	1,870,000	1,957,839
(Term. 4 John F. Kennedy Int'l. Arpt. Proj.) Series 2022:
5% 12/1/27 (c)	500,000	534,920
5% 12/1/28 (c)	500,000	535,767
5% 12/1/29 (c)	1,000,000	1,076,518
5% 12/1/38 (c)	1,500,000	1,616,498
5% 12/1/39 (c)	750,000	806,570
5% 12/1/40 (c)	475,000	509,890
5% 12/1/41 (c)	475,000	509,025
5% 12/1/42 (c)	475,000	507,884
Series 2016 A:
4% 7/1/31 (c)	1,050,000	1,060,061
4% 7/1/36 (Assured Guaranty Muni. Corp. Insured) (c)	2,350,000	2,363,935
5.25% 1/1/50 (c)	750,000	781,438
Series 2021:
2.25% 8/1/26 (c)	190,000	179,173
3% 8/1/31 (c)	420,000	392,020
New York Urban Dev. Corp. Rev.:
Series 2016 A, 5% 3/15/30	1,300,000	1,422,804
Series 2019 A:
5% 3/15/37	710,000	790,003
5% 3/15/43	1,075,000	1,182,993
Oneida County Local Dev. Corp. Rev. (Mohawk Valley Health Sys. Proj.) Series 2019 A, 3% 12/1/44 (Assured Guaranty Muni. Corp. Insured)	250,000	218,272
Onondaga Civic Dev. Corp. (St. Joseph's Hosp. Health Ctr. Proj.) Series 2012, 5% 7/1/42 (Pre-Refunded to 7/1/22 @ 100)	1,010,000	1,013,123
Onondaga County Trust for Cultural Resources Rev. Series 2019:
4% 12/1/47	500,000	506,008
5% 12/1/45	1,750,000	1,955,433
Orange County N Y Fdg Corp. Assistance (The Hamlet at Wallkill Assisted Living Proj.) Series 2012, 6.5% 1/1/46	665,000	591,902
Port Auth. of New York & New Jersey Series 2020 222, 4% 7/15/39	900,000	935,531
Suffolk County Econ. Dev. Corp. Rev. Series 2021:
5.125% 11/1/41 (e)	290,000	264,475
5.375% 11/1/54 (e)	245,000	222,575
Suffolk County Gen. Oblig.:
Series 2017 D, 4% 10/15/28	310,000	337,277
Series 2019 B:
3% 10/15/31 (Assured Guaranty Muni. Corp. Insured)	500,000	495,661
5% 10/15/28 (Assured Guaranty Muni. Corp. Insured)	500,000	568,876
Series 2021 A, 4% 6/15/30	535,000	583,859
Suffolk Tobacco Asset Securitization Corp. Series 2021 B2, 0% 6/1/66	1,250,000	171,942
Tobacco Settlement Asset Securitization Corp. Series 2017 A:
5% 6/1/34	800,000	851,583
5% 6/1/35	250,000	265,789
Tompkins County Dev. Corp. Continuing Care Retirement Cmnty. Rev.:
(Kendal at Itchaca, Inc. Proj.) Series 2014 A, 5% 7/1/29	125,000	130,466
(Kendal at Ithaca, Inc. Proj.) Series 2014 A, 5% 7/1/34	235,000	243,923
(Kendal at Ithaca, Inc. Proj.) Series 2014 A, 5% 7/1/44	255,000	263,070
Triborough Bridge & Tunnel Auth.:
Series 2021 A1:
4% 5/15/46	500,000	514,768
5% 5/15/51	2,210,000	2,494,778
Series 2021 C2, 3% 5/15/33	500,000	495,403
Triborough Bridge & Tunnel Auth. Revs.:
Series 2012 B, 5% 11/15/25	590,000	598,418
Series 2017 B:
5% 11/15/35	900,000	988,809
5% 11/15/38	500,000	546,352
Series 2018 A:
5% 11/15/45	1,300,000	1,423,333
5% 11/15/46	900,000	984,569
Series 2019 A, 5% 11/15/42	930,000	1,034,912
Series 2019 C, 4% 11/15/43	3,500,000	3,611,327
Westchester County Local Dev. Co.:
(Kendal On Hudson Proj.) Series 2022 B, 5% 1/1/51 (f)	500,000	516,638
Series 2014 A, 5.5% 5/1/42	3,480,000	3,581,696
Yonkers Gen. Oblig. Series 2022 D, 4% 3/15/42	510,000	524,194

TOTAL NEW YORK		320,329,600

New York And New Jersey - 0.1%
Port Auth. of New York & New Jersey:
Series 2012 172, 5% 10/1/34 (c)	590,000	591,118
Series 2016 197, 5% 11/15/34 (c)	1,300,000	1,373,317
Series 2019 218:
4% 11/1/41 (c)	1,550,000	1,559,735
5% 11/1/49 (c)	500,000	527,904
Series 2021 223:
4% 7/15/41 (c)	500,000	503,361
4% 7/15/46 (c)	6,450,000	6,439,103
4% 7/15/51 (c)	160,000	158,529
Series 2022 231, 5.5% 8/1/47 (c)	3,980,000	4,580,571
Series 214, 4% 9/1/43 (c)	575,000	576,373

TOTAL NEW YORK AND NEW JERSEY		16,310,011

North Carolina - 0.4%
Greater Asheville Reg'l. Arpt. Auth. Series 2022 A, 5.5% 7/1/47 (Assured Guaranty Muni. Corp. Insured) (c)(f)	3,500,000	3,967,902
Mecklenburg County Gen. Oblig.:
Series 2016 A, 5% 9/1/25	1,890,000	2,067,679
Series 2017 A, 5% 4/1/25	595,000	644,520
New Hanover County Gen. Oblig. Series 2021 A, 4% 8/1/27	215,000	233,559
North Carolina Dept. of Trans. Private Activity Rev. (I-77 Hot Lanes Proj.) Series 2015, 5% 6/30/54 (c)	250,000	254,144
North Carolina Med. Care Commission Health Care Facilities Rev.:
Series 2015:
5% 10/1/25	500,000	511,775
5% 10/1/30	265,000	268,763
5% 10/1/35	810,000	817,923
5% 6/1/40	3,730,000	3,863,100
5% 6/1/45	3,885,000	4,008,691
Series 2021 A, 4% 3/1/51	350,000	271,242
Series 2021 C:
4% 3/1/36	325,000	286,425
4% 3/1/42	685,000	565,732
North Carolina Med. Care Commission Retirement Facilities Rev.:
(Salemtowne Proj.) Series 2015:
5.25% 10/1/35	295,000	295,159
5.25% 10/1/37	130,000	132,614
5.375% 10/1/45	1,655,000	1,683,344
(The Forest at Duke Proj.) Series 2021, 4% 9/1/51	1,600,000	1,528,148
(The Pines at Davidson Proj.) Series 2019 A, 5% 1/1/49	250,000	261,114
Series 2013, 6.25% 7/1/35 (Pre-Refunded to 7/1/23 @ 100)	635,000	665,406
Series 2015 A, 5% 9/1/37 (Pre-Refunded to 9/1/24 @ 100)	295,000	313,901
Series 2015:
4.7% 7/1/37	385,000	385,861
4.875% 7/1/40	755,000	758,075
5% 7/1/45	625,000	627,982
Series 2016:
5% 10/1/31	245,000	250,627
5% 10/1/37	220,000	222,975
Series 2017 A:
5% 7/1/47	165,000	165,360
5% 10/1/47 (Pre-Refunded to 10/1/23 @ 103)	250,000	267,553
Series 2017 C, 5% 9/1/41 (Pre-Refunded to 9/1/23 @ 103)	235,000	251,456
Series 2019 A:
5% 7/1/39	420,000	434,141
5% 7/1/44	615,000	630,073
5% 7/1/49	295,000	300,444
Series 2021 A:
4% 9/1/41	150,000	142,069
4% 9/1/47	135,000	123,346
4% 9/1/51	135,000	121,639
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev. Series 2015 A:
5% 1/1/25	570,000	608,429
5% 1/1/28	2,255,000	2,437,386
North Carolina Tpk. Auth. Monroe Expressway Toll Rev. Series 2016 A:
5% 7/1/42	165,000	170,845
5% 7/1/47	750,000	772,709
5% 7/1/51	730,000	750,733
5% 7/1/54	3,100,000	3,185,364
North Carolina Tpk. Auth. Triangle Expressway Sys.:
Series 2017:
5% 1/1/30	205,000	219,947
5% 1/1/32	315,000	335,867
Series 2018:
5% 1/1/36 (Assured Guaranty Muni. Corp. Insured)	710,000	797,303
5% 1/1/40	2,415,000	2,573,494
Series 2019:
5% 1/1/49	600,000	634,129
5% 1/1/49 (Assured Guaranty Muni. Corp. Insured)	250,000	279,567
Raleigh Durham Arpt. Auth. Arpt. Rev. Series 2020 A:
5% 5/1/34 (c)	635,000	705,014
5% 5/1/35 (c)	295,000	327,071
5% 5/1/36 (c)	145,000	160,583
Univ. of North Carolina at Chapel Hill Rev. Series 2021 B:
5% 12/1/36	530,000	626,253
5% 12/1/38	620,000	730,632
Univ. of North Carolina Hosp. at Chapel Hill Rev. Series 2016, 5% 2/1/46	60,000	62,767

TOTAL NORTH CAROLINA		42,700,835

North Dakota - 0.0%
Cass County Health Care Facilities Rev. Series 2018 B, 5.25% 2/15/53	250,000	266,215
Grand Forks Health Care Sys. Rev. Series 2021, 3% 12/1/51	500,000	390,375
Univ. of North Dakota Hsg. and Auxiliary Facilities Rev. Series 2019 A, 4% 4/1/44 (Assured Guaranty Muni. Corp. Insured)	750,000	764,033
Ward County Health Care Facility Rev. Series 2017 C, 5% 6/1/48	700,000	728,823

TOTAL NORTH DAKOTA		2,149,446

Ohio - 0.9%
Akron Bath Copley Hosp. District Rev. Series 2016, 5.25% 11/15/46	500,000	527,530
American Muni. Pwr., Inc. Rev.:
Series 2015 A, 5% 2/15/29	250,000	260,336
Series 2021 A:
4% 2/15/34	2,475,000	2,627,796
5% 2/15/33	1,300,000	1,481,256
Buckeye Tobacco Settlement Fing. Auth.:
Series 2020 A, 0% 6/1/57	11,685,000	1,719,870
Series 2020 A2:
3% 6/1/48	1,890,000	1,467,842
4% 6/1/37	765,000	771,728
4% 6/1/38	520,000	523,346
4% 6/1/39	1,030,000	1,034,880
4% 6/1/48	2,335,000	2,257,955
Series 2020 B2, 5% 6/1/55	37,195,000	37,757,980
Cleveland-Cuyahoga County Port Auth.:
(Centers for Dialysis Care Proj.) Series 2017 A, 5% 12/1/42	250,000	259,372
(Playhouse Square Foundation Proj.) Series 2018:
5.5% 12/1/43	240,000	254,361
5.5% 12/1/53	1,370,000	1,440,141
(The Cleveland Museum of Natural History Proj.) Series 2021:
4% 7/1/40	85,000	88,075
4% 7/1/41	105,000	108,216
4% 7/1/46	220,000	221,818
4% 7/1/51	295,000	295,575
Cleveland-Cuyahoga County Port Auth. Rev. (Euclid Avenue Dev. Corp. Proj.) Series 2019, 4% 8/1/44	300,000	305,853
Columbus Gen. Oblig. Series 2021 A, 5% 4/1/36	825,000	970,015
Cuyahoga County Hosp. Rev. Series 2017:
5% 2/15/37	250,000	264,364
5% 2/15/42	635,000	676,264
5% 2/15/52	250,000	264,154
5% 2/15/57	670,000	707,932
5.25% 2/15/47	525,000	564,158
5.5% 2/15/52	4,220,000	4,606,379
5.5% 2/15/57	4,320,000	4,715,535
Franklin County Convention Facilities Auth. (Greater Columbus Convention Ctr. Hotel Expansion Proj.) Series 2019:
5% 12/1/44	2,015,000	2,067,296
5% 12/1/51	2,955,000	3,007,881
Hamilton County Healthcare Rev.:
(Life Enriching Cmntys. Proj.):
Series 2016, 5% 1/1/36	440,000	445,443
Series 2017 A, 5% 1/1/52	295,000	296,425
(Life Enriching Communitites Proj.) Series 2016, 5% 1/1/46	1,240,000	1,247,615
Hamilton County Hosp. Facilities Rev. Series 2019 CC, 5% 11/15/49	495,000	591,110
Lake Local School District Gen. Oblig. Series 2022, 4% 12/1/58	1,035,000	1,045,902
Lucas County Hosp. Rev. Series 2018 A, 5.25% 11/15/48	1,250,000	1,248,941
Marion County Health Care Rev. Series 2019:
5% 12/1/39	230,000	232,147
5.125% 12/1/49	255,000	255,238
Montgomery County Hosp. Rev. (Kettering Health Network Obligated Group Proj.) Series 2021, 4% 8/1/51	800,000	796,707
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013, 5% 2/15/44	705,000	706,846
Ohio Air Quality Dev. Auth. Exempt Facilities Rev.:
(AMG Vanadium Proj.) Series 2019, 5% 7/1/49 (c)(e)	2,420,000	2,455,894
(Pratt Paper (OH), LLC Proj.) Series 2017:
4.25% 1/15/38 (c)(e)	100,000	99,431
4.5% 1/15/48 (c)(e)	990,000	991,905
Ohio Air Quality Dev. Auth. Rev. (Ohio Valley Elec. Corp. Proj.) Series 2019 A, 3.25% 9/1/29	1,800,000	1,715,727
Ohio Higher Ed. Facilities Commission Healthcare Rev. Series 2018, 5.25% 1/1/48	250,000	207,493
Ohio Higher Edl. Facility Commission Rev.:
(The Univ. of Findlay 2019 Proj.) Series 2019, 5% 3/1/44	250,000	256,895
(Tiffin Univ. 2019 Proj.) Series 2019, 4% 11/1/49	250,000	204,587
Ohio Hosp. Facilities Rev. Series 2019 B, 4% 1/1/46	1,100,000	1,086,598
Ohio Hosp. Rev.:
Series 2020 A:
4% 1/15/38	150,000	151,539
4% 1/15/39	280,000	282,590
5% 1/15/50	2,710,000	2,878,803
Series 2021 A, 4% 1/15/46	1,000,000	1,005,228
Ohio Hsg. Fin. Agcy. Multi-family Hsg. Rev. (Sanctuary at Springboro Proj.) Series 2017, 5.45% 1/1/38 (e)	250,000	212,524
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev. (Mtg.-Backed Securities Prog.) Series 2018 A, 4.5% 9/1/48	705,000	731,066
Ohio State Univ. Gen. Receipts Series 2021 A, 4% 12/1/48	2,400,000	2,452,239
Ohio Tpk. Commission Tpk. Rev. (Infrastructure Projs.) Series 2013 A1, 5% 2/15/28	35,000	35,800
Southeastern Ohio Port Auth. Hosp. Facilities Rev. (Memorial Health Sys. Obligated Group Proj.) Series 2012:
5.75% 12/1/32	100,000	101,072
6% 12/1/42	2,025,000	2,045,950
Southern Ohio Port Auth. Exempt Facility Rev. (Purecycle Proj.) Series 2020 A, 7% 12/1/42 (c)(e)	240,000	223,283
Toledo Wtrwks. Rev. Series 2013, 5% 11/15/38	240,000	245,308
Toledo-Lucas County Port Auth.:
(Univ. of Toledo Parking Proj.) Series 2021, 4% 1/1/57	250,000	222,175
Series 2014 A, 5% 7/1/46	250,000	251,612
Univ. of Cincinnati Gen. Receipts Series 2017 A, 5% 6/1/45	1,350,000	1,459,795

TOTAL OHIO		97,431,796

Oklahoma - 0.1%
Garfield County Edl. Facilities Auth. (Enid Pub. Schools Proj.) Series 2016 A:
5% 9/1/27	500,000	552,745
5% 9/1/28	750,000	827,201
5% 9/1/29	750,000	825,609
Lincoln County Edl. Facilities Rev. (Stroud Pub. Schools Proj.) Series 2016:
5% 9/1/28	500,000	551,468
5% 9/1/29	250,000	275,203
Norman Reg'l. Hosp. Auth. Hosp. Rev. Series 2019, 4% 9/1/45	1,165,000	1,111,453
Oklahoma County Fin. Auth. Rev.:
(Epworth Villa Proj.):
Series 2004 B, 5.75% 4/1/27 (a)	90,000	76,500
Series 2005 B, 6% 4/1/30 (a)	115,000	97,750
Series 2012 A:
5% 4/1/33	435,000	369,750
5.125% 4/1/42	420,000	357,000
Series 2005 A, 5.875% 4/1/30	550,000	467,500
Oklahoma Dev. Fin. Auth. Health Sys. Rev. (OU Medicine Proj.) Series 2018 B:
5.5% 8/15/52	1,250,000	1,281,756
5.5% 8/15/57	1,600,000	1,632,106
Oklahoma Tpk. Auth. Tpk. Rev. Series 2017 C, 5% 1/1/47	385,000	418,160
Tulsa Indl. Auth. Rev. (Montereau, Inc. Proj.) Series 2017:
5% 11/15/31	265,000	278,524
5.25% 11/15/37	175,000	184,515
5.25% 11/15/45	1,455,000	1,519,363
Tulsa Muni. Arpt. Trust Rev. Series 2001 B, 5.5% 12/1/35 (c)	1,550,000	1,573,858
Weatherford Indl. Trust Edl. Facilities Lease Rev. (Weatherford Pub. Schools Proj.) Series 2019, 5% 3/1/33	500,000	568,404

TOTAL OKLAHOMA		12,968,865

Oregon - 0.1%
Clackamas County Hosp. Facility Auth.:
(Willamette View, Inc.) Series 2017 A, 5% 11/15/47	195,000	196,196
(Williamette View Proj.) Series 2017 A, 5% 11/15/32	135,000	138,886
(Williamette View, Inc.) Series 2017 A:
5% 11/15/37	70,000	71,335
5% 11/15/52	210,000	210,790
Eugene Elec. Util. Rev. Series 2020 A, 4% 8/1/45	500,000	517,070
Medford Hosp. Facilities Auth. Rev. Series 2013 A, 5% 10/1/42	250,000	254,957
Oregon Facilities Auth. Rev.:
(Legacy Health Proj.) Series 2016 A, 5% 6/1/46	1,230,000	1,289,339
Series 2022 A, 5% 6/1/52	2,200,000	2,397,475
Series 2022 B, 5% 6/1/30	675,000	770,338
Oregon State Hsg. & Cmnty. Svcs. Dept. (Single-Family Mtg. Prog.) Series 2018 C, 4.5% 7/1/49	795,000	820,502
Port of Portland Arpt. Rev.:
Series 2017 24B, 5% 7/1/42 (c)	885,000	938,072
Series 2020 27A:
4% 7/1/39 (c)	1,475,000	1,504,782
5% 7/1/38 (c)	1,000,000	1,106,026
Salem Hosp. Facility Auth. Rev. (Cap. Manor Proj.) Series 2022:
4% 5/15/40	100,000	94,356
4% 5/15/47	660,000	601,575
4% 5/15/57	135,000	117,400
Univ. of Oregon Gen. Rev. Series 2021 A, 3.5% 4/1/52	4,000,000	3,830,402
Yamhill County Hosp. Auth. Rev. Series 2016 A:
4% 11/15/26	50,000	49,497
5% 11/15/31	50,000	50,356
5% 11/15/36	65,000	65,101
5% 11/15/46	185,000	177,927

TOTAL OREGON		15,202,382

Pennsylvania - 0.8%
Allegheny County Arpt. Auth. Rev. Series 2021 A:
4% 1/1/46 (Assured Guaranty Muni. Corp. Insured) (c)	250,000	250,160
4% 1/1/56 (c)	750,000	735,460
5% 1/1/51 (c)	250,000	269,432
Allegheny County Hosp. Dev. Auth. Rev. Series 2018 A:
4% 4/1/44	405,000	399,927
5% 4/1/47	440,000	464,903
Allegheny County Indl. Dev. Auth. Enviromental Impt. Rev. (United States Steel Corp. Proj.) Series 2019, 4.875% 11/1/24	170,000	173,935
Allentown Neighborhood Impt. Zone Dev. Auth. Tax Rev.:
(615 Waterfront Proj.) Series 2021, 6% 5/1/42 (e)	300,000	329,266
(City Ctr. Proj.) Series 2018, 5.125% 5/1/32 (e)	300,000	321,084
(City Ctr. Rfdg. Proj.):
Series 2017:
5% 5/1/27 (e)	1,080,000	1,158,000
5% 5/1/32 (e)	490,000	518,843
5% 5/1/42 (e)	1,665,000	1,743,851
Series 2018:
5% 5/1/33 (e)	490,000	522,145
5% 5/1/42 (e)	1,150,000	1,213,391
5.375% 5/1/42 (e)	1,340,000	1,433,510
Series 2022:
5% 5/1/28	25,000	27,145
5% 5/1/30	25,000	27,563
5% 5/1/31	95,000	105,292
5% 5/1/32	135,000	150,567
5% 5/1/33	115,000	127,629
5% 5/1/34	105,000	116,341
5% 5/1/35	120,000	132,740
5% 5/1/42	420,000	459,170
5.25% 5/1/42 (f)	1,000,000	1,005,315
Bucks County Indl. Dev. Auth. Hosp. Rev. (Grand View Hosp. Proj.) Series 2021, 4% 7/1/51	250,000	210,406
Butler County Hosp. Auth. Hosp. Rev. (Butler Health Sys. Proj.) Series 2015 A:
5% 7/1/35	1,180,000	1,226,926
5% 7/1/39	670,000	689,056
Chester County Indl. Dev. Auth. Rev. (Longwood Gardens, Inc. Proj.) Series 2021:
4% 12/1/46	850,000	874,564
4% 12/1/51	1,345,000	1,357,784
Commonwealth Fing. Auth. Rev. Series 2015 B1, 5% 6/1/25	440,000	475,538
Commonwealth Fing. Auth. Tobacco:
Series 2018 A, 5% 6/1/31	1,050,000	1,167,261
Series 2018:
4% 6/1/39 (Assured Guaranty Muni. Corp. Insured)	1,050,000	1,075,996
5% 6/1/34	25,000	27,479
Cumberland County Muni. Auth. Rev. Series 2021 A:
4.5% 1/1/36 (e)	555,000	529,440
4.5% 1/1/40 (e)	1,945,000	1,823,397
4.5% 1/1/41 (e)	590,000	549,810
Dauphin County Gen. Auth. Rev. (The Harrisburg Univ. of Science and Technology Proj.):
Series 2017:
5% 10/15/34 (e)	300,000	307,932
5.125% 10/15/41 (e)	300,000	307,545
Series 2020:
5.875% 10/15/40 (e)	300,000	326,413
6.25% 10/15/53 (e)	300,000	329,116
Delaware Valley Reg'l. Fin. Auth. Local Govt. Rev. Series 1998 A, 5.5% 8/1/28 (AMBAC Insured)	705,000	808,753
Doylestown Hosp. Auth. Hosp. Rev. Series 2019, 5% 7/1/49	1,090,000	1,107,605
East Hempfield Township Indl. Dev. Auth. Rev.:
Series 2014:
5% 7/1/34 (Pre-Refunded to 7/1/24 @ 100)	140,000	148,523
5% 7/1/39 (Pre-Refunded to 7/1/24 @ 100)	140,000	148,523
5% 7/1/46 (Pre-Refunded to 7/1/24 @ 100)	215,000	228,090
Series 2015:
5% 7/1/30 (Pre-Refunded to 7/1/25 @ 100)	115,000	124,841
5% 7/1/35 (Pre-Refunded to 7/1/25 @ 100)	150,000	162,836
5% 7/1/47 (Pre-Refunded to 7/1/25 @ 100)	1,055,000	1,145,283
Erie Higher Ed. Bldg. Auth. Series 2016:
5% 9/15/37	215,000	216,550
5% 9/15/37 (Pre-Refunded to 9/15/26 @ 100)	35,000	38,860
Franklin County Indl. Dev. Auth. (Menno-Haven, Inc. Proj.) Series 2018:
5% 12/1/38	295,000	294,986
5% 12/1/43	170,000	167,795
5% 12/1/48	185,000	179,193
5% 12/1/53	195,000	186,950
Huntingdon County Gen. Auth. Rev. (Aicup Fing. Prog. - Juniata College Proj.) Series 2016 OO2, 5% 5/1/46	250,000	261,355
Lancaster County Hosp. Auth. Health Ctr. Rev.:
Series 2015:
5.25% 7/1/35	35,000	35,575
5.5% 7/1/45	140,000	141,770
Series 2021, 5% 11/1/51	1,000,000	1,073,938
Montgomery County Higher Ed. & Health Auth. Rev.:
(Philadelphia Presbytery Homes, Inc. Proj.) Series 2017, 4% 12/1/48	250,000	236,693
Series 2018 A:
5% 9/1/34	810,000	875,415
5% 9/1/37	740,000	797,552
5% 9/1/43	710,000	758,940
Series 2019, 4% 9/1/49	400,000	395,509
Series 2022 B:
4% 5/1/52	1,485,000	1,457,793
5% 5/1/57	1,650,000	1,788,566
Montgomery County Indl. Dev. Auth. Series 2015 A, 5.25% 1/15/45 (Pre-Refunded to 1/15/25 @ 100)	3,510,000	3,775,044
Montgomery County Indl. Dev. Auth. Rev.:
(Foulkeways At Gwynedd Proj.) Series 2016, 5% 12/1/46	785,000	796,632
Series 2015:
5.25% 1/1/40	490,000	497,767
5.375% 1/1/50	1,680,000	1,702,707
Series 2016, 5% 11/15/36	250,000	264,488
Moon Indl. Dev. Auth. Rev. Series 2015, 6.125% 7/1/50	525,000	533,560
Pennsylvania Econ. Dev. Fing. Auth. Series 2017 A, 4% 11/15/36	500,000	506,664
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev.:
(Covanta Proj.) Series 2019 A, 3.25% 8/1/39 (c)(e)	580,000	491,440
Bonds:
(Consol Energy, Inc. Proj.) Series 2021 A, 9%, tender 4/13/28 (a)(c)(e)	1,620,000	1,884,878
(Republic Svcs., Inc. Proj.) Series 2019 B1, 2%, tender 7/15/22 (a)(c)	2,000,000	1,999,749
(Republic Svcs., Inc. Proj.) Series 2019 B2, 0.3%, tender 7/15/22 (a)(c)	250,000	249,212
Pennsylvania Gen. Oblig. Series 2018, 4% 3/1/35	500,000	513,770
Pennsylvania Higher Edl. Facilities Auth. Rev.:
Series 2007 A, 3 month U.S. LIBOR + 0.650% 1.298% 7/1/39 (XL Cap. Assurance, Inc. Insured) (a)(b)	1,180,000	1,033,290
Series 2013 A, 5.5% 7/15/38 (Pre-Refunded to 7/15/23 @ 100)	395,000	411,632
Series 2014, 5% 7/15/38	335,000	344,248
Series 2015 A:
5% 9/1/39	440,000	455,857
5% 9/1/45	245,000	252,814
Series 2019:
4% 8/15/44	1,450,000	1,463,779
4% 8/15/49	2,600,000	2,609,861
5% 8/15/49	250,000	269,580
Series 2021 A, 4% 8/15/43	960,000	974,675
Pennsylvania Tpk. Commission Oil Franchise Tax Rev. Series 2021 A, 4% 12/1/51	2,245,000	2,303,255
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2009, 6.375% 12/1/38	500,000	595,742
Series 2014 C, 5% 12/1/44	520,000	539,670
Series 2018 A2, 5% 12/1/43	470,000	514,340
Series 2019 A:
5% 12/1/34	1,095,000	1,226,894
5% 12/1/44	1,025,000	1,137,244
Series 2021 A, 4% 12/1/51	250,000	252,187
Series 2021 B:
4% 12/1/46	950,000	930,972
4% 12/1/51	400,000	386,946
Series 2021 C, 4% 12/1/51	500,000	501,418
Philadelphia Arpt. Rev. Series 2021, 4% 7/1/46 (c)	965,000	965,648
Philadelphia Auth. for Indl. Dev.:
(First Philadelphia Preparatory Charter School Proj.) Series 2014 A, 7.25% 6/15/43	300,000	321,674
Series 2016 2, 5% 4/1/34	2,265,000	2,400,124
Series 2017, 5% 3/15/45 (e)	250,000	247,960
Philadelphia Auth. for Indl. Dev. Sr. Living Facilities Rev. Series 2017 A:
5% 7/1/37	440,000	424,620
5% 7/1/42	300,000	282,235
5% 7/1/49	505,000	460,379
Philadelphia Gen. Oblig.:
Series 2019 B, 5% 2/1/38	750,000	845,873
Series 2021 A, 5% 5/1/33	500,000	582,020
Philadelphia Hospitals & Higher Ed. Facilities Auth. Hosp. Rev. Series 2017:
5% 7/1/28	705,000	766,775
5% 7/1/30	140,000	151,012
Philadelphia School District:
Series 2019 A, 5% 9/1/44	1,830,000	2,036,847
Series 2021 A, 4% 9/1/46	1,475,000	1,487,343
Philadelphia Wtr. & Wastewtr. Rev.:
Series 2017 A, 5% 10/1/47	1,150,000	1,262,824
Series 2021 C, 5% 10/1/27	770,000	858,976
Pittsburgh School District Series 2021, 3% 9/1/41	250,000	233,209
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev.:
Series 2019 A, 5% 9/1/44 (Assured Guaranty Muni. Corp. Insured)	750,000	848,220
Series 2020 B, 4% 9/1/50 (Assured Guaranty Muni. Corp. Insured)	855,000	874,802
Scranton Redev. Auth. Series 2016 A, 5% 11/15/28	250,000	239,613
Southcentral Pennsylvania Gen. Auth. Rev. (York Academy Reg'l. Charter School Proj.) Series 2018 A, 6.5% 7/15/48 (e)	300,000	322,961
State Pub. School Bldg. Auth. College Rev. (Cmnty. College of Philadelphia Proj.) Series 2015, 5% 6/15/28	750,000	803,510
State Pub. School Bldg. Auth. Lease Rev. (The School District of Philadelphia Proj.) Series 2016 A:
5% 6/1/31	3,025,000	3,336,727
5% 6/1/32 (Assured Guaranty Muni. Corp. Insured)	1,475,000	1,624,363
Upper Merion Area School District Series 2021 A, 3% 1/15/43	250,000	229,657

TOTAL PENNSYLVANIA		86,773,913

Puerto Rico - 1.7%
Children's Trust Fund Tobacco Settlement:
Series 2002, 5.625% 5/15/43	900,000	916,412
Series 2005 A, 0% 5/15/50	2,000,000	335,888
Series 2008 B, 0% 5/15/57	2,000,000	105,618
GDB Debt Recovery Auth. Series 2018, 7.5% 8/20/40	7,369,718	6,559,049
Puerto Rico Commonwealth Aqueduct & Swr. Auth.:
Series 2008 A, 6.125% 7/1/24	240,000	247,506
Series 2012 A:
5% 7/1/22	250,000	250,726
6% 7/1/47	250,000	250,924
Series 2020 A:
5% 7/1/25 (e)	250,000	260,685
5% 7/1/30 (e)	4,060,000	4,354,945
5% 7/1/35 (e)	3,815,000	4,011,492
5% 7/1/47 (e)	7,565,000	7,844,542
Series 2021 A:
4% 7/1/42 (e)	2,205,000	2,136,775
5% 7/1/33 (e)	510,000	543,297
Series 2021 B:
4% 7/1/42 (e)	1,785,000	1,729,723
4% 7/1/47 (e)	1,550,000	1,483,610
5% 7/1/25 (e)	485,000	505,729
5% 7/1/29 (e)	1,560,000	1,672,616
5% 7/1/33 (e)	1,945,000	2,071,987
5% 7/1/37 (e)	1,700,000	1,795,167
Series 2021 C, 3.75% 7/1/27 (e)	250,000	247,132
Series 2022 A:
4% 7/1/42 (i)	2,540,000	2,461,528
5% 7/1/25	1,010,000	1,052,700
5% 7/1/28 (i)	775,000	826,760
5% 7/1/29 (i)	540,000	578,816
5% 7/1/33	3,050,000	3,259,701
5% 7/1/37	3,405,000	3,611,955
Puerto Rico Commonwealth Hwy. & Trans. Auth. Hwy. Rev.:
Series 2007 CC, 5.5% 7/1/29	250,000	263,186
Series 2007, 5.5% 7/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	250,000	262,848
Puerto Rico Commonwealth Hwy. & Trans. Auth. Trans. Rev. Series 2007:
5.25% 7/1/31 (AMBAC Insured)	250,000	255,133
5.25% 7/1/33 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	250,000	260,071
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig.:
Series 2021 A1:
0% 7/1/24	1,094,030	1,005,381
0% 7/1/33	3,614,612	2,139,569
4% 7/1/33	3,619,988	3,540,568
4% 7/1/35	3,090,308	2,980,198
4% 7/1/37	2,166,752	2,088,805
4% 7/1/46	3,064,431	2,854,110
5.25% 7/1/23	2,371,494	2,402,507
5.625% 7/1/27	5,718,366	6,237,041
5.625% 7/1/29	3,051,870	3,370,973
5.75% 7/1/31	5,288,639	5,978,760
Series 2022 A1:
4% 7/1/41	2,947,357	2,788,817
5.375% 7/1/25	4,953,704	5,212,207
Series 2022:
0% 11/1/43 (a)	19,203,808	9,937,971
0% 11/1/51 (a)	1,251,327	575,610
Puerto Rico Elec. Pwr. Auth. Pwr. Rev.:
Series 2004:
5% 7/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	250,000	255,605
5% 7/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	250,000	255,605
Series 2005 RR, 5% 7/1/23 (FGIC Insured)	250,000	255,605
Series 2005 SS, 5% 7/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	705,000	720,805
Series 2005, 5% 7/1/22 (FGIC Insured)	250,000	255,605
Series 2007 TT:
5% 7/1/20	155,000	143,763
5% 7/1/24	595,000	551,863
5% 7/1/25	195,000	180,863
5% 7/1/26	240,000	222,600
5% 7/1/27	670,000	621,425
5% 7/1/32	1,045,000	969,238
5% 7/1/37	2,675,000	2,481,063
Series 2007 UU:
3 month U.S. LIBOR + 0.520% 1.168% 7/1/29 (Assured Guaranty Muni. Corp. Insured) (a)(b)	250,000	261,619
5% 7/1/23 (Assured Guaranty Muni. Corp. Insured)	250,000	254,827
Series 2007 V, 5.25% 7/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	300,000	310,063
Series 2007, 5% 7/1/24 (Assured Guaranty Muni. Corp. Insured)	250,000	254,827
Series 2008 WW:
5% 7/1/28	425,000	394,188
5.25% 7/1/33	1,165,000	1,086,363
5.5% 7/1/18	130,000	121,713
5.5% 7/1/38	1,250,000	1,170,313
Series 2010 AAA:
5.25% 7/1/25	15,000	13,988
5.25% 7/1/27	205,000	191,163
5.25% 7/1/29	705,000	657,413
Series 2010 BBB, 5.4% 7/1/28	250,000	218,125
Series 2010 CCC:
5% 7/1/27	50,000	46,375
5% 12/31/49	115,000	106,663
5.25% 7/1/26	280,000	261,100
5.25% 7/1/27	1,230,000	1,146,975
5.25% 7/1/28	545,000	508,213
Series 2010 EEE:
5.95% 7/1/30	250,000	220,627
5.95% 7/1/30	400,000	357,500
6.05% 7/1/32	300,000	268,875
6.25% 7/1/40	250,000	221,563
Series 2010 XX:
4.75% 7/1/26	60,000	55,425
5.25% 7/1/27	55,000	51,288
5.25% 7/1/35	640,000	596,800
5.25% 7/1/40	1,545,000	1,440,713
5.75% 7/1/36	355,000	333,700
Series 2010 YY:
6.125% 7/1/40	600,000	531,750
6.125% 7/1/40	500,000	448,750
Series 2010 ZZ:
3.7% 7/1/17	35,000	30,756
4.75% 7/1/27	50,000	46,188
5% 7/1/17	65,000	60,288
5% 7/1/19	350,000	324,625
5% 7/1/28	50,000	46,375
5.25% 7/1/19	475,000	442,938
5.25% 7/1/23	120,000	111,900
5.25% 7/1/24	80,000	74,600
5.25% 7/1/26	680,000	634,100
Series 2012 A:
5% 7/1/29	1,560,000	1,446,900
5% 7/1/42	1,385,000	1,284,588
5.05% 7/1/42	60,000	55,650
Series 2013 A:
6.75% 7/1/36	2,305,000	2,224,324
7% 7/1/43	250,000	241,875
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev.:
Series 2018 A1:
0% 7/1/27	2,615,000	2,176,833
0% 7/1/29	1,710,000	1,301,447
0% 7/1/31	4,800,000	3,294,311
0% 7/1/33	3,655,000	2,232,231
0% 7/1/46	42,050,000	12,742,054
0% 7/1/51	14,179,000	3,115,177
4.55% 7/1/40	450,000	454,704
4.75% 7/1/53	11,510,000	11,551,457
5% 7/1/58	21,860,000	22,225,403
Series 2019 A1, 4.5% 7/1/34	3,075,000	3,139,687
Series 2019 A2:
4.329% 7/1/40	600,000	599,249
4.329% 7/1/40	1,080,000	1,078,649
4.536% 7/1/53	420,000	412,260
4.784% 7/1/58	2,770,000	2,784,918

TOTAL PUERTO RICO		193,847,484

Rhode Island - 0.0%
Providence R I Pub. Bldgs Authr Series 2022, 4% 9/15/24 (Assured Guaranty Muni. Corp. Insured)	500,000	517,219
Rhode Island Commerce Corp. Series 2020 A, 5% 5/15/28	500,000	562,826
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
Series 2013 A:
5.5% 9/1/28 (Pre-Refunded to 9/1/23 @ 100)	420,000	439,706
6% 9/1/33 (Pre-Refunded to 9/1/23 @ 100)	565,000	594,836
Series 2016 B, 5% 9/1/36	705,000	741,151
Series 2016, 5% 5/15/26	500,000	533,452
Rhode Island Health & Edl. Bldg. Corp. Pub. Schools Rev. Series 2021 D, 4% 5/15/32	500,000	545,261
Rhode Island Health and Edl. Bldg. Corp. Higher Ed. Facility Rev. Series 2009 B, 5.25% 9/15/29	330,000	330,749
Rhode Island Hsg. & Mtg. Fin. Corp. Series 2018 69B, 4% 10/1/48	670,000	687,085
Tobacco Settlement Fing. Corp. Series 2007 A, 0% 6/1/52	2,300,000	374,937

TOTAL RHODE ISLAND		5,327,222

South Carolina - 0.3%
Connector 2000 Assoc., Inc. Toll Road Rev. Series 2011 A1:
0% 1/1/32	2,084,596	1,113,880
0% 1/1/42	6,087,835	1,532,480
0% 7/22/51	8,886,352	1,016,755
Patriots Energy Group Fing. Agcy. Bonds Series 2018 A, 4%, tender 2/1/24 (a)	2,225,000	2,274,453
South Carolina Jobs-Econ. Dev. Auth. Series 2018 A:
5% 5/1/35	640,000	686,624
5% 5/1/36	1,475,000	1,581,070
South Carolina Jobs-Econ. Dev. Auth. Econ. Dev. Rev.:
Series 2013, 5% 11/1/29 (Pre-Refunded to 11/1/22 @ 100)	590,000	598,913
Series 2017, 5.25% 11/15/47	250,000	250,580
South Carolina Jobs-Econ. Dev. Auth. Hosp. Impt. Rev. Series 2020 A, 4% 12/1/44	500,000	503,511
South Carolina Jobs-Econ. Dev. Auth. Solid Waste Disp. Rev.:
(Repower South Berkeley, LLC Proj.) Series 2017:
6% 2/1/35 (c)(d)(e)	890,000	356,000
6.25% 2/1/45 (c)(d)(e)	1,795,000	718,000
Series 2019, 8% 12/6/29 (d)	280,000	234,735
South Carolina Jobs-Economoc Dev. Auth. Retirement Cmnty. Rev. Series 2018 C, 5% 11/15/47	570,000	603,787
South Carolina Pub. Svc. Auth. Rev.:
Series 2014 A:
5% 12/1/49	500,000	513,585
5.5% 12/1/54	605,000	626,763
Series 2015 E, 5.25% 12/1/55	745,000	782,137
Series 2016 A, 5% 12/1/32	1,000,000	1,064,917
Series 2016 B:
5% 12/1/46	1,250,000	1,319,897
5% 12/1/56	250,000	263,174
Series 2020 A:
4% 12/1/39	1,000,000	1,017,451
4% 12/1/40	650,000	666,945
4% 12/1/42	750,000	754,918
5% 12/1/43	1,500,000	1,639,809
Series 2020, 3% 12/1/41	800,000	700,755
Series 2021 B, 5% 12/1/51	1,475,000	1,614,532
Series 2022 A, 4% 12/1/52	2,050,000	2,060,626
Series 2022 B:
4% 12/1/29	491,000	516,439
4% 12/1/55	1,704,000	1,712,832
Series A, 5% 12/1/31	350,000	395,949
South Carolina Trans. Infrastructure Bank Rev. Series 2017 A:
5% 10/1/35 (Assured Guaranty Muni. Corp. Insured)	800,000	885,424
5% 10/1/36	1,550,000	1,714,080

TOTAL SOUTH CAROLINA		29,721,021

South Dakota - 0.0%
Sioux Falls Health Facilities Rev. (Dow Rummel Village Proj.) Series 2017:
5% 11/1/28	200,000	203,475
5% 11/1/30	215,000	217,279
5% 11/1/32	195,000	196,295
5% 11/1/42	280,000	275,067
South Dakota Conservancy District Rev. Series 2018, 5% 8/1/38	500,000	567,528
South Dakota Health & Edl. Facilities Auth. Rev. Series 2014 B, 5% 11/1/44	690,000	709,755

TOTAL SOUTH DAKOTA		2,169,399

Tennessee - 0.3%
Blount County Health & Edl. Facilities Board Rev. Series 2016 A, 5% 1/1/47	1,150,000	766,938
Chattanooga Health Ed. & Hsg. Facility Board Rev. (CDFI Phase I, LLC - Univ. of Tennessee at Chattanooga Proj.) Series 2015, 5% 10/1/35	385,000	395,060
Chattanooga-Hamilton County Hosp. Auth. Rev. Series 2014 A, 5% 10/1/44	250,000	264,015
Greeneville Health & Edl. Facilities Board Series 2018 A, 5% 7/1/36	960,000	1,030,614
Knox County Health Edl. & Hsg. Facilities Series 2012 A, 5% 1/1/26	385,000	390,327
Metropolitan Govt. of Nashville & Davidson County Series 2021:
4% 5/1/39	500,000	507,936
4% 5/1/40	500,000	507,089
4% 5/1/51	400,000	398,367
Metropolitan Nashville Arpt. Auth. Rev.:
Series 2015 A, 5% 7/1/45	610,000	642,597
Series 2019 B:
4% 7/1/49 (c)	2,065,000	2,038,598
4% 7/1/54 (c)	2,370,000	2,320,900
5% 7/1/33 (c)	750,000	830,043
5% 7/1/44 (c)	885,000	959,106
5% 7/1/49 (c)	2,855,000	3,075,254
5% 7/1/54 (c)	2,945,000	3,143,027
Nashville and Davidson County Metropolitan Govt. Health & Edl. Facilities Board Rev.:
(Lipscomb Univ. Proj.):
Series 2016 A, 5% 10/1/45	300,000	313,689
Series 2019 A, 5.25% 10/1/58	250,000	266,778
Series 2016 A:
5% 7/1/35	830,000	885,951
5% 7/1/40	460,000	488,160
5% 7/1/46	3,905,000	4,104,469
Shelby County Health Edl. & Hsg. Facility Board Residential Care Facilitiy Mtg. Rev.:
Series 2012:
5.25% 12/1/42 (Pre-Refunded to 12/1/22 @ 100)	280,000	285,290
5.375% 12/1/47 (Pre-Refunded to 12/1/22 @ 100)	490,000	499,561
Series 2014:
5% 12/1/34	70,000	71,298
5.25% 12/1/44	165,000	167,892
5.25% 12/1/49	470,000	477,129
Tennergy Corp. Gas Rev. Bonds Series 2021 A, 4%, tender 9/1/28 (a)	185,000	191,152
Tennessee Energy Acquisition Corp.:
Bonds:
Series 2018, 4%, tender 11/1/25 (a)	1,480,000	1,524,226
Series 2021 A, 5%, tender 11/1/31 (a)	2,320,000	2,550,720
Series 2006 A:
5.25% 9/1/24	780,000	818,244
5.25% 9/1/26	1,675,000	1,810,034
Tennessee Hsg. Dev. Agcy. Residential Series 2018, 4.5% 7/1/49	695,000	720,636

TOTAL TENNESSEE		32,445,100

Texas - 1.8%
Arlington Higher Ed. Fin. Corp. Series 2022, 5% 8/15/47	785,000	893,628
Arlington Independent School District Series 2022, 5% 2/15/36	345,000	403,727
Austin Arpt. Sys. Rev.:
Series 2017 B, 5% 11/15/41 (c)	480,000	507,590
Series 2019 B:
5% 11/15/44 (c)	3,475,000	3,772,272
5% 11/15/48 (c)	1,450,000	1,565,330
Series 2019:
5% 11/15/24 (c)	250,000	264,596
5% 11/15/25 (c)	250,000	269,204
Series 2022:
5% 11/15/52 (c)	2,000,000	2,200,555
5.25% 11/15/47 (c)	1,850,000	2,087,398
Austin Convention Enterprises, Inc.:
Series 2017 A:
5% 1/1/28	125,000	132,552
5% 1/1/30	290,000	305,463
5% 1/1/31	405,000	425,385
5% 1/1/32	470,000	493,403
5% 1/1/33	440,000	460,344
5% 1/1/34	885,000	922,480
Series 2017 B:
5% 1/1/23	70,000	70,544
5% 1/1/26	310,000	317,082
5% 1/1/28	70,000	71,524
5% 1/1/29	160,000	162,710
5% 1/1/32	315,000	317,623
5% 1/1/34	450,000	452,382
Bexar County Hosp. District Series 2018, 4% 2/15/37	500,000	511,653
Board of Managers, Joint Guadalupe County, City of Seguin Hosp. Series 2015:
5% 12/1/28	195,000	202,990
5% 12/1/29	500,000	519,032
5% 12/1/30	240,000	248,415
5% 12/1/40	965,000	984,815
5% 12/1/45	935,000	950,130
5.25% 12/1/35	290,000	301,530
Calhoun County Navigation Indl. Dev. Auth. (Max Midstream Texas, LLC Proj.):
Series 2021 A, 3.625% 7/1/26 (c)(e)	400,000	390,860
Series 2021 B, 6.5% 7/1/26 (e)	300,000	288,984
Central Reg'l. Mobility Auth.:
Series 2013, 5% 1/1/33 (Pre-Refunded to 1/1/23 @ 100)	570,000	581,415
Series 2015 A, 5% 1/1/28	165,000	175,497
Series 2016, 4% 1/1/41	250,000	247,367
Series 2021 B:
4% 1/1/40	105,000	107,059
4% 1/1/41	80,000	81,447
4% 1/1/51	1,565,000	1,569,039
5% 1/1/34	70,000	78,335
5% 1/1/39	20,000	22,085
5% 1/1/46	3,115,000	3,393,386
Clifton Higher Ed. Fin. Corp. Ed. Rev.:
Series 2018 D, 6.125% 8/15/48	2,250,000	2,371,468
Series 2021 T, 4% 8/15/47	250,000	246,695
Conroe Independent School District Series 2020 A, 5% 2/15/27	630,000	708,284
Conroe Local Govt. Hotel Rev.:
Series 2021 A, 4% 10/1/50	230,000	205,537
Series 2021 B:
3.5% 10/1/31	45,000	38,867
5% 10/1/50	245,000	219,082
Dallas Area Rapid Transit Sales Tax Rev.:
Series 2016 B, 4% 12/1/36	1,000,000	1,039,294
Series 2020 A, 5% 12/1/45	1,000,000	1,117,538
Series 2021 B:
4% 12/1/51	2,000,000	2,047,239
5% 12/1/47	3,470,000	3,883,770
Dallas County Hosp. District Series 2019, 5% 8/15/30	1,100,000	1,238,772
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2013 C, 5.125% 11/1/43 (Pre-Refunded to 11/1/22 @ 100) (c)	1,370,000	1,390,826
Series 2013 F, 5.25% 11/1/30	1,175,000	1,219,707
Series 2014 A:
5% 11/1/32 (c)	1,160,000	1,195,236
5.25% 11/1/30 (c)	1,785,000	1,845,598
Series 2020 B, 4% 11/1/35	2,460,000	2,561,929
Series 2021 B, 4% 11/1/45	2,000,000	2,048,116
Dallas Hotel Occupancy Tax Series 2021:
4% 8/15/29	435,000	458,605
4% 8/15/30	485,000	509,452
4% 8/15/31	245,000	256,657
4% 8/15/32	200,000	208,918
4% 8/15/33	200,000	208,420
Dallas Independent School District Series 2022, 2.75% 2/15/52	415,000	323,547
Danbury Higher Ed. Auth., Inc. Series 2019 A, 4% 8/15/49	250,000	220,884
Decatur Hosp. Auth. Hosp. Rev. Series 2021 C:
4% 9/1/34	239,000	240,711
4% 9/1/44	1,003,000	991,731
Duncanville Independent School District Series 2020, 3% 2/15/25	250,000	255,228
El Paso Gen. Oblig. Series 2016, 4% 8/15/42	2,700,000	2,729,196
Fort Bend County Indl. Dev. Corp. (NRG Energy, Inc. Proj.) Series 2012 B, 4.75% 11/1/42	705,000	707,949
Fort Bend Grand Parkway Toll Road Auth. Series 2021, 3% 3/1/46	495,000	435,385
Georgetown Util. Sys. Rev. Series 2022, 5.25% 8/15/52 (Assured Guaranty Muni. Corp. Insured)	1,500,000	1,702,812
Grand Parkway Trans. Corp.:
Series 2018 A, 5% 10/1/43	900,000	980,957
Series 2020 C, 4% 10/1/49	4,600,000	4,606,471
Series 2020, 4% 10/1/49	1,750,000	1,758,317
Gulf Coast Indl. Dev. Auth. Solid Waste Disp. Rev. (Citgo Petroleum Corp. Proj.) Series 1995, 4.875% 5/1/25 (c)	1,670,000	1,669,918
Harris County Cultural Ed. Facilities Fin. Corp. Rev.:
(Brazos Presbyterian Homes, Inc. Proj.) Series 2013 A:
5% 1/1/38	70,000	70,088
5% 1/1/43	70,000	70,029
Series 2013 B:
6.375% 1/1/33	485,000	491,861
7% 1/1/48 (Pre-Refunded to 1/1/23 @ 100)	740,000	763,119
Series 2016 A, 5% 7/1/38	500,000	526,663
Harris County Cultural Ed. Facilities Fin. Corp. Thermal Util. Rev. (Teco Proj.) Series 2017:
5% 11/15/31	195,000	220,127
5% 11/15/33	1,940,000	2,183,149
Harris County Flood Cont. District Series 2020 A, 5% 10/1/32	500,000	579,263
Harris County Toll Road Rev. Series 2018 A, 5% 8/15/27	455,000	516,203
Harris County-Houston Sports Auth. Rev. Series 2001 A, 0% 11/15/38 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	800,000	350,324
Hidalgo County Reginal Mobility Auth. Series 2022 A:
4% 12/1/38	385,000	369,253
4% 12/1/39	85,000	81,081
4% 12/1/40	85,000	80,624
4% 12/1/41	85,000	80,154
Houston Arpt. Sys. Rev.:
(United Airlines, Inc. Term. E Proj.):
Series 2014, 5% 7/1/29 (c)	300,000	303,132
Series 2021 A, 4% 7/1/41 (c)	290,000	258,205
(United Airlines, Inc. Term. Impt. Projs.):
Series 2015 B1:
5% 7/15/30 (c)	995,000	1,005,594
5% 7/15/35 (c)	2,085,000	2,107,201
Series 2021 B1, 4% 7/15/41 (c)	705,000	627,603
Series 2018 A:
5% 7/1/36 (c)	325,000	351,854
5% 7/1/37 (c)	630,000	681,416
5% 7/1/41 (c)	960,000	1,033,261
Series 2018 C:
5% 7/1/31 (c)	885,000	964,849
5% 7/1/32 (c)	1,105,000	1,202,529
Series 2021 A, 4% 7/1/46 (c)	740,000	738,758
Houston Gen. Oblig. Series 2017 A, 5% 3/1/29	750,000	836,753
Love Field Arpt. Modernization Rev.:
Series 2017:
5% 11/1/35 (c)	240,000	254,915
5% 11/1/36 (c)	240,000	254,734
Series 2021:
4% 11/1/35 (Assured Guaranty Muni. Corp. Insured) (c)	800,000	813,901
4% 11/1/36 (Assured Guaranty Muni. Corp. Insured) (c)	1,000,000	1,015,955
4% 11/1/39 (Assured Guaranty Muni. Corp. Insured) (c)	1,190,000	1,204,123
Lower Colorado River Auth. Rev. Series 2021, 5% 5/15/51	400,000	444,739
Lubbock Elec. Lt. & Pwr. Sys. Rev. Series 2021:
4% 4/15/51	300,000	302,332
5% 4/15/32	225,000	256,760
Matagorda County Navigation District No. 1 Poll. Cont. Rev. (AEP Texas Central Co. Proj.) Series 2008 2, 4% 6/1/30	845,000	849,207
Mission Econ. Dev. Corp. Rev. (Natgasoline Proj.) Series 2018, 4.625% 10/1/31 (c)(e)	3,080,000	3,192,893
Mission Econ. Dev. Corp. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.) Series 2008 A, 2%, tender 1/1/26 (a)(c)	500,000	499,876
(Waste Mgmt., Inc. Proj.) Series 2020 B, 1%, tender 6/1/22 (a)(c)	375,000	375,000
Montgomery County Toll Road Auth. Series 2018:
5% 9/15/32	105,000	109,188
5% 9/15/33	105,000	109,083
5% 9/15/34	110,000	114,183
5% 9/15/35	280,000	290,391
5% 9/15/36	415,000	430,172
5% 9/15/37	410,000	424,813
5% 9/15/38	305,000	315,304
5% 9/15/43	905,000	931,965
5% 9/15/48	1,595,000	1,636,851
New Hope Cultural Ed. Facilities:
(Cardinal Bay, Inc. - Village on the Park/Carriage Inn Proj.) Series 2016 A1, 5% 7/1/46	30,000	22,500
Series 2019 A1, 5% 12/1/39	255,000	251,781
New Hope Cultural Ed. Facilities Corp. Cap. Impt. Rev. (CHF - Collegiate Hsg. Denton, L.L.C. - Texas Woman's Univ. Hsg. Proj.) Series 2018 A1, 5% 7/1/58 (Assured Guaranty Municipal Corp. Insured)	420,000	444,930
New Hope Cultural Ed. Facilities Fin. Corp.:
(CHF - Collegiate Hsg. Stephenville III, L.L.C. - Tarleton State Univ. Proj.) Series 2015 A:
5% 4/1/24 (Escrowed to Maturity)	125,000	131,975
5% 4/1/30 (Pre-Refunded to 4/1/25 @ 100)	70,000	75,665
5% 4/1/35 (Pre-Refunded to 4/1/25 @ 100)	335,000	362,111
5% 4/1/47 (Pre-Refunded to 4/1/25 @ 100)	1,455,000	1,572,750
(CHF Collegiate Hsg. College Station I, LLC Texas A&M Univ. Proj.):
Series 2014 A:
5% 4/1/29	820,000	830,241
5% 4/1/46	2,200,000	2,201,752
Series 2017 A, 5% 4/1/46	440,000	454,980
(CHF Collegiate Hsg. Island Campus, LLC Texas A&M Univ. Corpus Christi Island Campus Proj.) Series 2017 A:
5% 4/1/37 (Pre-Refunded to 4/1/27 @ 100)	240,000	269,796
5% 4/1/42 (Pre-Refunded to 4/1/27 @ 100)	280,000	314,762
Series 2020 A, 5% 7/1/57	1,405,000	1,379,846
New Hope Cultural Ed. Facilities Fin. Corp. Retirement Facility Rev.:
(MRC Crestview Proj.) Series 2016:
5% 11/15/36 (Pre-Refunded to 11/15/24 @ 102)	80,000	86,967
5% 11/15/46 (Pre-Refunded to 11/15/24 @ 102)	220,000	239,160
(MRC Sr. Living - The Langford Proj.) Series 2016 A:
5.375% 11/15/36	70,000	68,248
5.5% 11/15/46	140,000	133,489
5.5% 11/15/52	140,000	131,556
(Presbyterian Village North Proj.) Series 2018:
5% 10/1/31	140,000	140,291
5% 10/1/32	65,000	64,944
5% 10/1/33	220,000	219,232
5% 10/1/34	140,000	139,100
5% 10/1/35	295,000	292,151
5% 10/1/39	210,000	203,826
5.25% 10/1/49	1,365,000	1,333,909
Series 2018 A, 5.5% 7/1/54	1,160,000	1,035,676
Series 2021 B, 2% 11/15/61 (h)	1,280,000	716,883
New Hope Cultural Edl. Facilities Fin. Corp.:
Series 2020 A:
5% 8/15/40 (e)	250,000	253,971
5% 8/15/50 (e)	250,000	254,921
Series 2021:
4% 8/15/51 (e)	250,000	217,583
4% 8/15/56 (e)	250,000	211,904
North East Texas Reg'l. Mobility Auth. Series 2016 B, 5% 1/1/41	250,000	257,404
North Texas Muni. Wtr. District Wtr. Sys. Rev. Series 2021 A, 5% 9/1/27	500,000	567,933
North Texas Tollway Auth. Rev.:
(Sr. Lien Proj.) Series 2017 A, 5% 1/1/37	1,475,000	1,603,777
Series 2015 A:
4% 1/1/38	25,000	25,297
5% 1/1/34	605,000	636,530
5% 1/1/35	250,000	262,873
5% 1/1/38	925,000	974,525
Series 2015 B, 5% 1/1/40	470,000	476,284
Series 2016 A, 5% 1/1/39	800,000	855,091
Series 2017 A, 5% 1/1/43	1,655,000	1,798,958
Series 2020 A, 3% 1/1/38	2,000,000	1,869,820
Series 2021 B, 3% 1/1/46	500,000	445,073
Port Beaumont Navigation District Dock Facility Rev. (Jefferson Gulf Coast Energy Proj.):
Series 2020 A:
3.625% 1/1/35 (e)	290,000	257,584
4% 1/1/50 (e)	540,000	449,757
Series 2021 A:
2.75% 1/1/36 (c)(e)	100,000	78,516
3% 1/1/50 (c)(e)	650,000	431,732
Port of Port Arthur Navigation District Series 2017, 4% 3/1/47 (c)	250,000	251,556
Red River Ed. Fin. Corp. (Houston Baptist Univ. Proj.) Series 2017, 5.5% 10/1/46	250,000	266,699
Rockwall Independent School District Series 2016, 5% 2/15/46 (Pre-Refunded to 2/15/25 @ 100)	470,000	507,097
San Antonio Edl. Facilities Corp. Rev. Series 2021 A, 4% 4/1/51	250,000	233,979
San Antonio Elec. & Gas Sys. Rev.:
Series 2012:
5.25% 2/1/24	595,000	628,403
5.25% 2/1/25	1,400,000	1,513,893
Series 2016, 4% 2/1/28	685,000	721,553
Series 2022:
5% 2/1/26	700,000	768,396
5% 2/1/29	750,000	863,891
San Antonio Muni. Facilities Corporations (City Tower Renovation Proj.) Series 2021, 4% 8/1/48	300,000	304,228
San Antonio Wtr. Sys. Rev. Bonds Series 2019 A, 2.625%, tender 5/1/24 (a)	665,000	669,505
Tarrant County Cultural Ed. Facilities Fin. Corp. Retirement Facility Rev.:
(Buckner Retirement Svcs., Inc. Proj.):
Series 2016 A:
5% 11/15/26	250,000	272,796
5% 11/15/27	210,000	228,166
5% 11/15/28	170,000	184,097
5% 11/15/29	235,000	254,003
5% 11/15/30	360,000	387,849
5% 11/15/37	675,000	717,321
Series 2016 B, 5% 11/15/46	1,900,000	1,999,653
(Buckner Retirement Svcs., Inc.) Series 2016 B, 5% 11/15/40	905,000	957,807
(Buckner Sr. Living - Ventana Proj.) Series 2017 A, 6.625% 11/15/37	260,000	275,754
(Northwest Sr. Hsg. Corp. Edgemere Proj.):
Series 2015 A, 5% 11/15/45	2,300,000	920,000
Series 2017, 5.25% 11/15/47	285,000	114,000
Series 2020, 5.75% 12/1/54	1,045,000	895,991
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev. Series 2016 A:
5% 2/15/41	855,000	911,869
5% 2/15/47	3,540,000	3,753,611
Texas Gen. Oblig.:
Series 2017 A, 5% 10/1/33	410,000	459,081
Series 2022 B, 5% 8/1/39	1,240,000	1,335,658
Texas Muni. Gas Acquisition & Supply Corp. I Gas Supply Rev. Series 2008 D, 6.25% 12/15/26	180,000	193,787
Texas Muni. Gas Acquisition And Supply Corp. Series 2021:
5% 12/15/26	1,000,000	1,067,928
5% 12/15/27	965,000	1,036,595
5% 12/15/28	250,000	269,285
5% 12/15/29	770,000	832,171
5% 12/15/30	2,465,000	2,662,175
5% 12/15/31	1,160,000	1,251,876
5% 12/15/32	1,605,000	1,738,114
Texas Muni. Gas Acquisition and Supply Corp. II Gas Supply Rev. Series 2012 C, 1.235% 9/15/27 (a)	5,350,000	5,202,575
Texas Muni. Pwr. Agcy. Rev. Series 2021, 3% 9/1/46 (Assured Guaranty Muni. Corp. Insured)	500,000	437,484
Texas Private Activity Bond Surface Trans. Corp.:
(Blueridge Trans. Group, LLC SH 288 Toll Lanes Proj.) Series 2016:
5% 12/31/45 (c)	1,030,000	1,058,653
5% 12/31/50 (c)	2,975,000	3,050,140
5% 12/31/55 (c)	1,425,000	1,459,781
(LBJ Infrastructure Group LLC I-635 Managed Lanes Proj.) Series 2020 A:
4% 12/31/37	500,000	496,672
4% 12/31/38	250,000	247,515
4% 6/30/39	250,000	246,698
(NTE Mobility Partners LLC North Tarrant Express Managed Lanes Proj.) Series 2019 A:
4% 12/31/38	250,000	241,371
4% 12/31/39	250,000	240,264
(NTE Mobility Partners Segments 3 LLC Segment 3C Proj.) Series 2019, 5% 6/30/58 (c)	7,980,000	8,312,548
Series 2013:
6.75% 6/30/43 (c)	890,000	924,714
7% 12/31/38 (c)	435,000	454,097
Texas Tpk. Auth. Central Texas Tpk. Sys. Rev. Series 2002, 0% 8/15/28	7,500,000	6,201,191
Texas Trans. Commission Series 2019 A, 5% 8/1/57	3,475,000	3,635,603
Texas Trans. Commission Central Texas Tpk. Sys. Rev.:
Series 2015 C:
5% 8/15/34	750,000	773,202
5% 8/15/37	3,280,000	3,376,390
5% 8/15/42	300,000	307,723
Series 2020 A, 5% 8/15/39	2,105,000	2,350,902
Univ. of Texas Board of Regents Sys. Rev. Series 2019 B, 5% 8/15/49	2,510,000	3,219,888
West Harris County Reg'l. Wtr. Auth. Wtr. Sys. Rev. Series 2021, 3.5% 12/15/46	975,000	957,511
Williamson County Series 2021, 4% 2/15/28	1,000,000	1,091,881

TOTAL TEXAS		197,496,069

Utah - 0.4%
Intermountain Pwr. Agcy. Pwr. Supply Rev. Series 2022 A:
5% 7/1/32	1,500,000	1,777,293
5% 7/1/33	1,000,000	1,182,031
5% 7/1/45	1,500,000	1,715,752
Mida Golf & Equestrian Ctr. Pub. Infrastructure District Series 2021, 4.5% 6/1/51 (e)	300,000	242,771
Mida Mountain Village Pub. Infrastructure Series 2020 A, 5% 8/1/50	250,000	250,205
Military Installation Dev. Auth. Utah Tax Allocation Rev.:
Series 2021 A1, 4% 6/1/52	900,000	689,768
Series 2021 A2, 4% 6/1/52	1,805,000	1,366,402
Park City School District (Utah School Bond Guaranty Prog.) Series 2022, 5% 2/1/33	325,000	390,949
Salt Lake City Arpt. Rev.:
Series 2017 A:
5% 7/1/42 (c)	4,020,000	4,267,840
5% 7/1/47 (c)	6,595,000	6,956,018
Series 2017 B, 5% 7/1/42	815,000	878,170
Series 2018 A:
5% 7/1/36 (c)	945,000	1,019,858
5% 7/1/43 (c)	2,250,000	2,406,510
Series 2021 A:
4% 7/1/41 (c)	1,585,000	1,600,464
4% 7/1/51 (c)	6,725,000	6,663,289
5% 7/1/34 (c)	1,000,000	1,115,548
5% 7/1/35 (c)	1,070,000	1,191,877
5% 7/1/51 (c)	1,425,000	1,541,152
UIPA Crossroad Pub. Infrastructure District Series 2021:
4.125% 6/1/41 (e)	1,000,000	862,528
4.375% 6/1/52 (e)	1,520,000	1,260,484
Utah Associated Muni. Pwr. Sys. Rev. Series 2011 A, 5.5% 6/1/22	120,000	120,000
Utah Charter School Fin. Auth.:
(Spectrum Academy Proj.) Series 2020:
4% 4/15/45	750,000	748,323
4% 4/15/50	250,000	246,215
Series 2020 A, 4% 10/15/54	250,000	247,001
Utah County Hosp. Rev.:
Series 2014 A, 5% 5/15/45	500,000	518,680
Series 2016 B, 5% 5/15/46	1,000,000	1,054,123
Series 2020 A:
4% 5/15/43	1,400,000	1,427,622
5% 5/15/43	750,000	827,441
Utah Gen. Oblig.:
Series 2018, 5% 7/1/26	325,000	362,442
Series 2020, 3% 7/1/33	250,000	251,134
Utah Hsg. Corp. Series 2021 E, 2% 4/21/51	837,029	798,747
Utah Infrastructure Agcy.:
Series 2017 A:
5% 10/15/34	250,000	257,225
5% 10/15/40	250,000	253,739
Series 2018 A, 5.375% 10/15/40	250,000	259,948
Series 2021, 3% 10/15/45	250,000	178,379
Series 2022, 5% 10/15/46	200,000	202,365
Utah Transit Auth. Sales Tax Rev. Series 2018, 4% 12/15/41	1,300,000	1,342,141
Weber Basin Wtr. Conservancy District Series 2019 A, 5% 10/1/44	750,000	848,708

TOTAL UTAH		47,323,142

Vermont - 0.0%
Univ. of Vermont and State Agricultural College Series 2015:
4% 10/1/40	1,500,000	1,512,487
4.125% 10/1/45	1,000,000	1,009,262

TOTAL VERMONT		2,521,749

Virgin Islands - 0.1%
Matching Fund Spl. Purp. Securitization Corp. Series 2022 A:
5% 10/1/30	2,200,000	2,276,337
5% 10/1/32	2,200,000	2,276,887
5% 10/1/39	7,805,000	7,928,553
Virgin Islands Pub. Fin. Auth.:
Series 2012 A, 5% 10/1/32	400,000	394,822
Series 2014 C:
5% 10/1/30	400,000	397,365
5% 10/1/39	300,000	290,211
5% 10/1/39	800,000	832,456

TOTAL VIRGIN ISLANDS		14,396,631

Virginia - 1.1%
Albemarle County Econ. Dev. Auth. Residential Care Facility Mtg. Rev. Series 2012 A, 5% 1/1/42	455,000	463,979
Arlington County IDA Hosp. Facilities Series 2020:
3.75% 7/1/50	950,000	896,138
4% 7/1/45	1,350,000	1,346,981
Chesapeake Bay Bridge and Tunnel District Gen. Resolution Rev. Series 2016:
5% 7/1/41 (Assured Guaranty Muni. Corp. Insured)	1,265,000	1,344,392
5% 7/1/46	4,380,000	4,596,952
5% 7/1/51	2,985,000	3,120,982
Chesapeake Trans. Sys. Toll Road Rev. Series 2012 B, 0% 7/15/40 (g)	1,055,000	1,077,079
Fairfax County Econ. Dev. Auth. Residential Care Facility Rev. Series 2013 A:
5% 12/1/32 (Pre-Refunded to 12/1/23 @ 100)	230,000	240,744
5% 12/1/42 (Pre-Refunded to 12/1/23 @ 100)	395,000	413,451
5% 12/1/47 (Pre-Refunded to 12/1/23 @ 100)	280,000	293,079
Fairfax County Indl. Dev. Auth. (Inova Health Sys. Proj.):
Series 2014 A, 5% 5/15/44	1,475,000	1,532,320
Series 2016 A, 5% 5/15/31	590,000	629,083
Series 2018 A, 4% 5/15/48	1,665,000	1,626,612
Fairfax County Swr. Rev. Series 2021 A, 4% 7/15/38	1,930,000	2,077,686
Farmville Indl. Edl. Facilities Rev. (Longwood Univ. Student Hsg. Projs.):
Series 2018 A:
5% 1/1/48	250,000	255,756
5% 1/1/55	700,000	713,328
Series 2020 A, 5% 1/1/59	250,000	254,816
Greater Richmond Convention Ctr. Auth. Hotel Tax Rev. Series 2015, 5% 6/15/31 (Pre-Refunded to 6/15/25 @ 100)	1,370,000	1,490,029
Hampton Roads Trans. Accountability Commission:
Series 2018 A, 5.5% 7/1/57 (Pre-Refunded to 1/1/28 @ 100)	5,965,000	6,956,428
Series 2020 A, 5% 7/1/60	1,030,000	1,155,863
Series 2021 A, 5% 7/1/26	3,000,000	3,336,905
Series 2022 A, 4% 7/1/52	1,250,000	1,292,273
Henrico County Econ. Dev. Auth. Residential Care Facility Rev. Series 2022 A:
5% 10/1/47	575,000	612,704
5% 10/1/52	145,000	153,262
Indl. Dev. Auth. Botetourt County Residential Care Facility Rev. Series 2014 A, 6% 7/1/34	1,030,000	1,082,685
James City County Econ. Dev. Auth. Residential Care Facility Rev. Series 2013 A, 6% 6/1/43 (Pre-Refunded to 6/1/23 @ 100)	1,075,000	1,116,292
Loudoun County Gen. Oblig. Series 2022 A, 5% 12/1/32 (f)	2,050,000	2,488,103
Lynchburg Econ. Dev. Series 2021, 4% 1/1/55	1,610,000	1,553,976
Lynchburg Econ. Dev. Auth. (Randolph College Projs.) Series 2018, 5% 9/1/48	250,000	262,053
Norfolk Econ. Dev. Auth. Hosp. Facilities Rev. Bonds Series 2018 A, 5%, tender 11/1/28 (a)	145,000	166,230
Norfolk Econ. Dev. Health Care Facilities Series 2012 B, 5% 11/1/43	120,000	121,602
Norfolk Redev. & Hsg. Auth. Rev.:
(Fort Norfolk Retirement Cmnty., Inc. Harbors Edge Proj.) Series 2014:
5% 1/1/35	565,000	570,008
5% 1/1/46	725,000	725,664
5.375% 1/1/35	880,000	896,810
5.375% 1/1/46	600,000	606,659
Series 2019 A, 5% 1/1/49	455,000	454,966
Richmond Pub. Util. Rev. Series 2013 A, 5% 1/15/38 (Pre-Refunded to 1/15/23 @ 100)	60,000	61,338
Roanoke Econ. Dev. Auth. Edl. Facilities Series 2018 A, 4% 9/1/48	250,000	242,245
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev. Series 2016:
5% 6/15/33	140,000	147,989
5% 6/15/34	600,000	632,388
5% 6/15/35	280,000	294,360
5% 6/15/36	610,000	640,890
Tobacco Settlement Fing. Corp.:
Series 2007 A1, 6.706% 6/1/46	800,000	803,990
Series 2007 C1, 0% 6/1/47	6,565,000	1,679,879
Series 2007 D, 0% 6/1/47	3,330,000	689,502
Univ. of Virginia Gen. Rev. Series 2017 A, 5% 4/1/47	2,710,000	2,988,578
Virginia College Bldg. Auth. Edl. Facilities Rev.:
(Marymount Univ. Proj.):
Series 2015 A:
5% 7/1/23 (e)	195,000	198,028
5% 7/1/24 (e)	210,000	215,243
5% 7/1/25 (e)	215,000	221,922
5% 7/1/30 (e)	665,000	677,313
5% 7/1/35 (e)	200,000	202,839
5% 7/1/45 (e)	440,000	443,101
Series 2015 B:
5% 7/1/45 (e)	845,000	850,955
5.25% 7/1/30 (e)	210,000	215,386
5.25% 7/1/35 (e)	255,000	260,434
Series 2001, 5.75% 1/1/34	65,000	83,548
Virginia Commonwealth Trans. Board Rev. Series 2022, 4% 5/15/36	1,310,000	1,361,537
Virginia Small Bus. Fing. Auth.:
(95 Express Lanes LLC Proj.) Series 2022:
4% 1/1/39 (c)	245,000	240,672
4% 1/1/40 (c)	375,000	367,077
4% 1/1/41 (c)	215,000	209,724
4% 1/1/48 (c)	6,485,000	6,218,032
5% 7/1/33 (c)	820,000	904,372
5% 7/1/34 (c)	270,000	295,965
5% 7/1/35 (c)	305,000	333,563
5% 1/1/36 (c)	85,000	92,900
5% 1/1/37 (c)	250,000	272,682
5% 7/1/37 (c)	190,000	207,238
(Elizabeth River Crossings OPCO, LLC Proj.) Series 2022:
4% 1/1/32 (c)	225,000	229,923
4% 7/1/32 (c)	195,000	199,157
(Elizabeth River Crossings OpCo, LLC Proj.) Series 2022:
4% 1/1/35 (c)	340,000	343,670
4% 1/1/36 (c)	470,000	473,650
4% 1/1/37 (c)(f)	4,355,000	4,376,289
4% 1/1/38 (c)(f)	2,935,000	2,927,260
4% 1/1/39 (c)(f)	845,000	841,141
4% 1/1/40 (c)(f)	2,730,000	2,712,822
(I-495 Hot Lanes Proj.) Series 2022:
5% 12/31/42 (c)	1,000,000	1,093,810
5% 12/31/47 (c)	4,525,000	4,894,166
(Transform 66 P3 Proj.) Series 2017:
5% 12/31/47 (c)	360,000	375,493
5% 12/31/49 (c)	1,845,000	1,920,106
5% 12/31/52 (c)	3,060,000	3,175,332
5% 12/31/56 (c)	15,350,000	15,903,667
Series 2012:
4.75% 1/1/25 (c)	305,000	305,799
5% 7/1/25 (c)	295,000	295,832
5% 1/1/26 (c)	280,000	280,790
5% 7/1/26 (c)	280,000	280,790
5% 7/1/27 (c)	295,000	295,832
5.5% 1/1/42 (c)	4,225,000	4,238,603
6% 1/1/37 (c)	4,395,000	4,410,872
Series 2020 A, 4% 1/1/51	400,000	399,728

TOTAL VIRGINIA		117,954,312

Washington - 0.5%
Adams County Pub. Hosp. District No. 2 Series 2014, 5.125% 12/1/44	375,000	387,753
Energy Northwest Elec. Rev.:
Series 2020 A:
5% 7/1/33	1,105,000	1,290,667
5% 7/1/34	530,000	615,725
5% 7/1/36	705,000	816,984
5% 7/1/37	700,000	810,215
Series 2021 A:
4% 7/1/42	2,805,000	2,884,927
5% 7/1/22	1,520,000	1,524,624
5% 7/1/41	5,015,000	5,828,101
Series 2022 A:
5% 7/1/33	2,000,000	2,408,746
5% 7/1/35	2,475,000	2,956,776
Indl. Dev. Corp. of the Port of Seattle Spl. Facilities Rev. (Delta Air Lines, Inc. Proj.) Series 2012, 5% 4/1/30 (c)	420,000	422,347
Pend Oreille Pub. Util. District Series 2018, 5% 1/1/48	250,000	261,167
Port of Seattle Rev. Series 2021 C, 5% 8/1/46 (c)	500,000	546,414
Univ. of Washington Univ. Revs.:
Series 2015 C, 4% 12/1/30	1,185,000	1,230,962
Series 2020 A, 4% 4/1/39	250,000	260,959
Washington Convention Ctr. Pub. Facilities:
Series 2018, 4% 7/1/58	250,000	214,453
Series 2021 A, 5% 7/1/58	250,000	263,287
Series 2021 B:
3% 7/1/48	250,000	175,416
3% 7/1/58	600,000	411,211
3% 7/1/58 (Assured Guaranty Muni. Corp. Insured)	250,000	181,392
3% 7/1/58 (Assured Guaranty Muni. Corp. Insured)	2,150,000	1,559,969
4% 7/1/58	250,000	214,453
Series 2021, 4% 7/1/31	1,065,000	1,017,422
Washington Gen. Oblig.:
Series 2020 C, 5% 2/1/39	5,900,000	6,785,896
Series 2020 R, 4% 7/1/29	1,375,000	1,513,808
Series 2021 E, 5% 6/1/43	1,640,000	1,902,429
Series 2021 F:
5% 6/1/39	305,000	356,504
5% 6/1/40	3,535,000	4,125,110
Series 2021 R, 4% 7/1/41	3,470,000	3,631,078
Series 2022 A, 5% 8/1/42	500,000	582,697
Washington Health Care Facilities Auth. Rev. Series 2019 A2, 5% 8/1/44	300,000	313,058
Washington Higher Ed. Facilities Auth. Rev. (Seattle Pacific Univ. Proj.) Series 2020 A, 5% 10/1/45	250,000	269,181
Washington Hsg. Fin. Commission:
Series 2018 1N, 4% 12/1/48	485,000	496,962
Series 2021 1, 3.5% 12/20/35	2,518,138	2,352,957
Washington Hsg. Fin. Commission Nonprofit Hsg. Rev.:
(Eliseo Proj.) Series 2021 A:
4% 1/1/41 (e)	300,000	254,245
4% 1/1/57 (e)	300,000	226,968
(Judson Park Proj.) Series 2018, 5% 7/1/48 (e)	295,000	281,754
(Presbyterian Retirement Cmntys. Northwest Projs.) Series 2016 A:
5% 1/1/46 (e)	455,000	430,290
5% 1/1/51 (e)	950,000	887,086
(The Hearthstone Proj.) Series 2018 A:
5% 7/1/48 (e)	405,000	343,003
5% 7/1/53 (e)	100,000	83,066
(Transforming Age Projs.):
Series 2019 A, 5% 1/1/55 (e)	2,350,000	2,169,395
Series 2019 B, 2.375% 1/1/26 (e)	235,000	223,354
Series 2015 A, 7% 7/1/45 (e)	1,205,000	1,264,891
Whidbey Island Pub. Hosp. District Series 2013, 5.375% 12/1/39	250,000	223,800

TOTAL WASHINGTON		55,001,502

West Virginia - 0.0%
Monongalia County West Commission Spl. District Excise Tax Rev.:
Series 2017 A:
5.5% 6/1/37 (e)	445,000	468,579
5.75% 6/1/43 (e)	445,000	469,443
Series 2021 A, 4.125% 6/1/43 (e)	315,000	304,460
Series 2021 B, 4.875% 6/1/43 (e)	220,000	203,775
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. Bonds (Arch Resources Proj.) Series 2020, 5%, tender 7/1/25 (a)(c)	420,000	432,473
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2018 A:
4% 1/1/37	250,000	248,959
4.125% 1/1/47	300,000	289,678

TOTAL WEST VIRGINIA		2,417,367

Wisconsin - 0.3%
Blue Ridge Healthcare Pub. Fin. Auth. Series 2019, 6.75% 11/1/24 (e)	300,000	266,958
Pub. Fin. Auth. Charter School Rev. Series 2020 A:
4% 7/1/30 (e)	55,000	53,699
5% 7/1/40 (e)	100,000	101,885
5% 7/1/55 (e)	205,000	205,738
Pub. Fin. Auth. Edl. Facilities Series 2016, 5.5% 1/1/47	250,000	256,964
Pub. Fin. Auth. Hosp. Rev.:
Series 2019 A, 4% 10/1/49	250,000	242,768
Series 2021 A, 4% 2/1/51	250,000	237,151
Pub. Fin. Auth. Hotel Rev. (Grand Hyatt San Antonio Hotel Acquisition Proj.) Series 2022 A:
5% 2/1/42	795,000	843,844
5% 2/1/52	1,545,000	1,622,614
5% 2/1/62	1,265,000	1,313,370
Pub. Fin. Auth. Ltd. Oblig. Pilot Rev. (American Dream Meadowlands Proj.) Series 2017, 7% 12/1/50 (e)	510,000	489,989
Pub. Fin. Auth. Pub. Fin. Auth. Ed. Rev. Mountain Island Charter School:
Series 2017 A, 5.125% 6/15/47 (e)	370,000	370,310
Series 2017:
5% 7/1/37	115,000	116,724
5% 7/1/47	280,000	282,828
5% 7/1/52	605,000	610,362
Series 2019 A:
4% 6/15/29 (e)	140,000	135,570
5% 6/15/39 (e)	140,000	140,200
5% 6/15/49 (e)	245,000	237,578
Pub. Fin. Auth. Rev.:
(Irving Convention Ctr. Hotel) Series 2017 A2, 7% 1/1/50 (e)	300,000	328,669
Series 2016 A, 5% 1/1/24 (c)	520,000	537,800
Series 2016 B, 5% 12/1/25 (c)	1,140,000	1,219,857
Series 2016 C, 4.3% 11/1/30 (c)	705,000	724,664
Series 2016 D, 4.05% 11/1/30	350,000	354,799
Pub. Fin. Auth. Spl. Facilities Rev.:
(Sky Harbour Cap. Llc Aviation Facilities Proj.) Series 2021, 4% 7/1/41 (c)	500,000	453,202
Series 2021, 4.25% 7/1/54 (c)	1,930,000	1,697,916
Pub. Fin. Auth. Sr. Living Rev.:
(Fellowship Sr. Living Proj.) Series 2019 A, 4% 1/1/52	300,000	275,135
(Mary's Woods At Marylhurst, Inc. Proj.) Series 2017 A:
5.25% 5/15/37 (e)	80,000	80,067
5.25% 5/15/42 (e)	175,000	172,232
5.25% 5/15/47 (e)	175,000	169,787
5.25% 5/15/52 (e)	325,000	312,205
Pub. Fin. Auth. Student Hsg.:
(NC A&T Real Estate Estate Foundation, LLC Proj.) Series 2019 A, 5% 6/1/49	250,000	253,535
(Univ. of Hawai'i Foundation Proj.):
Series 2021 B, 5.25% 7/1/61 (e)	355,000	290,198
Series 2021, 4% 7/1/61 (e)	880,000	749,448
Series 2019, 5% 5/1/55 (e)	1,150,000	1,092,500
Series 2021 A1, 4% 7/1/51 (e)	220,000	194,126
Pub. Fin. Auth. Wisconsin Arpt. Facilities Rev. Series 2012 B, 5% 7/1/42 (c)	250,000	250,256
Pub. Fin. Auth. Wisconsin Retirement Facility Rev.:
Series 2018:
5% 10/1/43 (e)	1,290,000	1,261,769
5% 10/1/48 (e)	575,000	551,408
5% 10/1/53 (e)	1,120,000	1,062,287
Series 2021, 4% 12/1/56	250,000	236,717
Redev. Auth. Platteville Fixed Rate Redev. Rev. Series 2012 A, 5% 7/1/42	315,000	315,077
Roseman Univ. of Health:
(Church Home of Hartford, Inc. Proj.) Series 2015 A:
5% 9/1/30 (e)	115,000	115,646
5% 9/1/38 (e)	245,000	244,441
(Fargo-Moorhead Metropolitan Area Flood Risk Mgmt. Proj.) Series 2021, 4% 3/31/56 (c)	550,000	500,048
(Roseman Univ. of Health Sciences Proj.):
Series 2015, 5.875% 4/1/45	300,000	314,566
Series 2020, 5% 4/1/40 (e)	200,000	208,133
(Searstone CCRC Proj.):
Series 2017 A:
5.2% 6/1/37	1,150,000	1,238,301
5.3% 6/1/47	1,585,000	1,708,262
5.375% 6/1/52	555,000	577,138
Series 2023 A, 5% 6/1/52	1,140,000	933,888
(Ultimate Med. Academy Proj.) Series 2019 A, 5% 10/1/39 (e)	500,000	524,342
(Wonderful Foundations Charter School Portfolio Projs.) Series 2020 B, 0% 1/1/60 (e)	300,000	23,697
Series 2020:
5% 1/1/40	250,000	267,542
5% 4/1/50 (e)	295,000	303,449
Series 2022, 4% 4/1/32 (e)	520,000	517,218
Series 2023 A, 5% 6/1/37	510,000	467,521
Wisconsin Ctr. District Tax Rev. Series 2013 A:
5% 12/15/31 (Pre-Refunded to 12/15/22 @ 100)	500,000	509,516
5% 12/15/32 (Pre-Refunded to 12/15/22 @ 100)	250,000	254,758
Wisconsin Gen. Oblig. Series 2021 B:
5% 5/1/31	500,000	577,879
5% 5/1/32	500,000	575,278
Wisconsin Health & Edl. Facilities:
(Saint John's Cmntys., Inc. Proj.) Series 2018 A:
5% 9/15/40 (Pre-Refunded to 9/15/23 @ 100)	140,000	145,593
5% 9/15/45 (Pre-Refunded to 9/15/23 @ 100)	185,000	192,390
5% 9/15/50 (Pre-Refunded to 9/15/23 @ 100)	1,070,000	1,112,745
Series 2015 B, 5% 9/15/37	90,000	90,927
Series 2017:
5% 6/1/37	155,000	156,679
5% 6/1/41	235,000	236,087
Series 2020, 3% 8/15/52	500,000	400,690
Wisconsin Health & Edl. Facilities Auth. Rev. Series 2022:
4% 9/15/36	105,000	94,420
4% 9/15/41	105,000	90,247
4% 9/15/45	90,000	74,762
Wisconsin Hsg. & Econ. Dev. Auth. Series 2018 D, 4% 3/1/47	695,000	711,449

TOTAL WISCONSIN		33,279,818

Wyoming - 0.0%
Wyoming Cmnty. Dev. Auth. Hsg. Rev.:
Series 2018 3, 4% 6/1/43	250,000	256,024
Series 2019 1, 4% 12/1/48	250,000	256,300

TOTAL WYOMING		512,324

TOTAL MUNICIPAL BONDS
(Cost $3,136,544,250)		2,998,226,743

Municipal Notes - 0.6%
Alabama - 0.0%
Columbia Indl. Dev. Board Poll. Cont. Rev. (Alabama Pwr. Co. Proj.) Series 2014 B, 0.65% 6/1/22, VRDN (a)	740,000	$740,000
California - 0.0%
Los Angeles Dept. of Wtr. & Pwr. Rev. Series 2021 A1, 0.52% 6/1/22 (Liquidity Facility Royal Bank of Canada), VRDN (a)	500,000	500,000
Los Angeles Dept. of Wtr. & Pwr. Wtrwks. Rev. Series 2020 A, 0.55% 6/1/22 (Liquidity Facility TD Banknorth, NA), VRDN (a)	115,000	115,000

TOTAL CALIFORNIA		615,000

Delaware - 0.0%
Univ. of Delaware Rev. Series 2005, 0.61% 6/1/22 (Liquidity Facility TD Banknorth, NA), VRDN (a)	2,550,000	2,550,000
Georgia - 0.1%
Burke County Indl. Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Vogtle Proj.):
Series 2008, 0.77% 6/1/22, VRDN (a)	1,600,000	1,600,000
Series 2012, 0.79% 6/1/22, VRDN (a)(c)	10,000,000	10,000,000
Series 2018, 0.7% 6/1/22, VRDN (a)	3,200,000	3,200,000
Floyd County Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Hammond Proj.) Series 2010, 0.78% 6/1/22, VRDN (a)	1,200,000	1,200,000

TOTAL GEORGIA		16,000,000

Idaho - 0.0%
Idaho Health Facilities Auth. Rev. (St. Luke's Health Sys. Proj.) Series 2018 C, 0.67% 6/1/22, LOC U.S. Bank NA, Cincinnati, VRDN (a)	2,400,000	2,400,000
Illinois - 0.0%
Deutsche Bank Spears/Lifers Trust Participating VRDN Series 2015 XF 10 09, 0.83% 6/7/22 (Assured Guaranty Muni. Corp. Insured), LOC Barclays Bank PLC, (Liquidity Facility Barclays Bank PLC) (a)(j)(k)	900,000	900,000
Indiana - 0.0%
Indiana Fin. Auth. Health Sys. Rev. (Sisters of Saint Francis Health Svcs., Inc. Obligated Group Proj.) Series 2008 F, 0.82% 6/7/22, LOC Barclays Bank PLC, VRDN (a)	2,000,000	2,000,000
Indiana Fin. Auth. Rev. (DePauw Univ. Proj.) Series 2008 A, 0.78% 6/7/22, LOC BMO Harris Bank NA, VRDN (a)	1,500,000	1,500,000

TOTAL INDIANA		3,500,000

Kentucky - 0.0%
Louisville & Jefferson County Reg'l. Arpt. Auth. Spl. Facilities Rev. (UPS Worldwide Forwarding, Inc. Proj.) Series 1999 B, 0.7% 6/1/22, VRDN (a)(c)	2,100,000	2,100,000
Meade County Indl. Bldg. Rev. (Nucor Steel Brandenburg Proj.) Series 2020 A1, 0.88% 6/1/22, VRDN (a)(c)	300,000	300,000

TOTAL KENTUCKY		2,400,000

Michigan - 0.1%
Grand Traverse County Hosp. Fin. Auth. Series 2019 C, 0.65% 6/1/22, LOC PNC Bank NA, VRDN (a)	5,000,000	5,000,000
Michigan Bldg. Auth. Rev. Series 2020 III, 0.89% 7/3/23, VRDN (a)	100,000	100,000

TOTAL MICHIGAN		5,100,000

Minnesota - 0.0%
Hennepin County Gen. Oblig. Series 2018 B, 0.79% 6/7/22 (Liquidity Facility TD Banknorth, NA), VRDN (a)	2,000,000	2,000,000
Minneapolis Health Care Sys. Rev. (Fairview Health Svcs.) Series 2018 C, 0.58% 6/1/22, LOC Wells Fargo Bank NA, VRDN (a)	275,000	275,000

TOTAL MINNESOTA		2,275,000

Mississippi - 0.0%
Mississippi Bus. Fin. Corp. Solid Waste Disp. Rev. (Gulf Pwr. Co. Proj.) Series 2012, 0.74% 6/1/22, VRDN (a)(c)	1,100,000	1,100,000
Missouri - 0.0%
Missouri Health & Edl. Facilities Rev. Participating VRDN Series Floaters 14, 0.83% 6/7/22 (Liquidity Facility Barclays Bank PLC) (a)(j)(k)	1,750,000	1,750,000
New York - 0.1%
New York City Gen. Oblig.:
Series 2012 2, 1.11% 6/8/22, VRDN (a)	250,000	250,000
Series 2018 E, 0.6% 6/1/22 (Liquidity Facility TD Banknorth, NA), VRDN (a)	435,000	435,000
Series 2021 3, 1.07% 6/8/22, VRDN (a)	750,000	750,000
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Series 2008 BB, 0.58% 6/1/22 (Liquidity Facility Bank of America NA), VRDN (a)	400,000	400,000
New York Metropolitan Trans. Auth. Rev. BAN Series 2019 D1, 5% 9/1/22	4,095,000	4,128,670

TOTAL NEW YORK		5,963,670

North Carolina - 0.1%
Charlotte-Mecklenburg Hosp. Auth. Health Care Sys. Rev. (Carolinas Healthcare Sys.) Series 2007 C, 0.62% 6/1/22 (Liquidity Facility JPMorgan Chase Bank), VRDN (a)	6,500,000	6,500,000
Raleigh Durham Arpt. Auth. Arpt. Rev. Series 2008 C, 0.78% 6/7/22, LOC TD Banknorth, NA, VRDN (a)	2,050,000	2,050,000
Univ. of North Carolina Hosp. at Chapel Hill Rev.:
Series 2001 A, 0.61% 6/1/22, VRDN (a)	2,775,000	2,775,000
Series 2001 B, 0.61% 6/1/22 (Liquidity Facility Landesbank Hessen-Thuringen), VRDN (a)	500,000	500,000

TOTAL NORTH CAROLINA		11,825,000

Oregon - 0.0%
Oregon Facilities Auth. Rev. Series 2018 B, 0.6% 6/1/22, LOC TD Banknorth, NA, VRDN (a)	335,000	335,000
Pennsylvania - 0.0%
Southcentral Pennsylvania Gen. Auth. Rev. Series 2019 E, 0.67% 6/1/22 (Liquidity Facility U.S. Bank NA, Cincinnati), VRDN (a)	380,000	380,000
Texas - 0.1%
Harris County Health Facilities Dev. Corp. Rev. (Methodist Hosp. Proj.):
Series 2008 A2, 0.62% 6/1/22, VRDN (a)	1,200,000	1,200,000
Series A1, 0.62% 6/1/22, VRDN (a)	4,385,000	4,385,000

TOTAL TEXAS		5,585,000

Virginia - 0.1%
Lynchburg Econ. Dev. Series 2017 B, 0.65% 6/1/22, LOC Truist Bank, VRDN (a)	6,800,000	6,800,000
Wisconsin - 0.0%
Wisconsin Health & Edl. Facilities Series 2018 A, 0.65% 6/1/22, LOC Barclays Bank PLC, VRDN (a)	1,500,000	1,500,000
TOTAL MUNICIPAL NOTES
(Cost $71,725,482)		71,718,670
	Shares	Value

Municipal Bond Funds - 69.5%
BlackRock National Municipal Fund Investor A Shares	58,921,002	612,189,207
DWS Managed Municipal Bond Fund - Class S	21,259,011	176,662,379
DWS Strategic High Yield Tax-Free Fund Class S	6,868,017	75,754,224
Fidelity Advisor Municipal Income Fund Class Z (l)	4,282,050	52,540,757
Fidelity SAI Municipal Income Fund (l)	157,979,321	1,562,415,414
Fidelity SAI Tax-Free Bond Fund (l)	13,301,438	132,748,349
Fidelity Tax-Free Bond Fund (l)	16,954,008	186,324,548
Franklin Federal Tax-Free Income Fund - Class R6	45,051,488	498,719,974
iShares S&P National Municipal Bond ETF	1,228,645	132,816,525
MainStay MacKay High Yield Municipal Bond Fund Class A	9,456,862	115,373,716
MainStay MacKay Tax Free Bond Fund Class A	40,400,579	389,865,591
MFS Municipal Income Fund Class A	142,529,624	1,190,122,362
Nuveen AMT-Free Quality Municipal Income Fund Preferred Shares 1.29% (a)(m)	600,000	600,000
Nuveen California AMT-Free Quality Municipal Income Fund Preferred Shares 1.29% (a)(e)(m)	900,000	900,000
Nuveen NY AMT-Free Quality Municipal Income Fund Preferred Shares 1.29% (a)(e)(m)	1,500,000	1,500,000
T. Rowe Price Summit Municipal Income Fund Investor Class	300,251	3,425,866
T. Rowe Price Tax-Free High Yield Fund	8,290,732	94,845,975
T. Rowe Price Tax-Free Income Fund - I Class	242	2,307
Vanguard High-Yield Tax-Exempt Fund Admiral Shares	211	2,285
Vanguard Long-Term Tax-Exempt Fund Admiral Shares	71,839,463	788,797,305
Wells Fargo Municipal Bond Fund - Class Admin	67,803,777	670,579,357
Western Asset Managed Municipals Fund Class A	70,038,253	1,070,184,503
TOTAL MUNICIPAL BOND FUNDS
(Cost $8,188,935,270)		7,756,370,644

Money Market Funds - 2.8%
Fidelity Investments Money Market Government Portfolio Class I 0.01% (l)(n)	19,197,461	19,197,461
Fidelity Investments Money Market Government Portfolio Institutional Class 0.64% (l)(n)	297,808,048	297,808,048
Fidelity SAI Municipal Money Market Fund 0.65% (l)(n)	2,502	2,502
Invesco Government & Agency Portfolio Institutional Class 0.67% (n)	72,443	72,443
TOTAL MONEY MARKET FUNDS
(Cost $317,080,455)		317,080,454
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $11,714,285,457)		11,143,396,511
NET OTHER ASSETS (LIABILITIES) - 0.2%		17,300,294
NET ASSETS - 100%		$11,160,696,805
Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Sold
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	715	Sept. 2022	$85,408,984	$461,988	$461,988
CBOT Long Term U.S. Treasury Bond Contracts (United States)	160	Sept. 2022	22,310,000	242,124	242,124
TOTAL FUTURES CONTRACTS					$704,112

The notional amount of futures sold as a percentage of Net Assets is 1.0%

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

ETF – Exchange-Traded Fund

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $214,932,380 or 1.9% of net assets.

 (f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (g) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

 (h) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (i) A portion of the security sold on a delayed delivery basis.

 (j) Provides evidence of ownership in one or more underlying municipal bonds.

 (k) Coupon rates are determined by re-marketing agents based on current market conditions.

 (l) Affiliated Fund

 (m) Non-income producing

 (n) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur, and are excluded from purchases and sales below if applicable. If an underlying Fund changes its name, the name presented below is the name in effect at period end.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Advisor Municipal Income Fund Class Z	$--	$53,463,891	$--	$93,194	$--	$(923,134)	$52,540,757
Fidelity Investments Money Market Government Portfolio Class I 0.01%	--	133,850,737	114,653,276	10,775	--	--	19,197,461
Fidelity Investments Money Market Government Portfolio Institutional Class 0.64%	--	789,246,238	491,438,189	212,115	--	(1)	297,808,048
Fidelity SAI Municipal Income Fund	--	1,704,558,380	40,162,197	12,439,086	(2,865,927)	(99,114,842)	1,562,415,414
Fidelity SAI Municipal Money Market Fund 0.65%	--	2,503	--	3	--	(1)	2,502
Fidelity SAI Tax-Free Bond Fund	--	847,570,646	690,419,706	3,369,869	(17,985,128)	(6,417,463)	132,748,349
Fidelity Tax-Free Bond Fund	--	190,040,847	--	495,773	--	(3,716,299)	186,324,548
Total	$--	$3,718,733,242	$1,336,673,368	$16,620,815	$(20,851,055)	$(110,171,740)	$2,251,037,079

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$3,069,945,413	$--	$3,068,066,437	$1,878,976
Municipal Bond Funds	7,756,370,644	7,753,370,644	3,000,000	--
Money Market Funds	317,080,454	317,080,454	--	--
Total Investments in Securities:	$11,143,396,511	$8,070,451,098	$3,071,066,437	$1,878,976
Derivative Instruments:
Assets
Futures Contracts	$704,112	$704,112	$--	$--
Total Assets	$704,112	$704,112	$--	$--
Total Derivative Instruments:	$704,112	$704,112	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Interest Rate Risk
Futures Contracts(a)	$704,112	$0
Total Interest Rate Risk	704,112	0
Total Value of Derivatives	$704,112	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2022
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $9,353,076,638)	$8,892,359,432
Affiliated issuers (cost $2,361,208,819)	2,251,037,079
Total Investment in Securities (cost $11,714,285,457)		$11,143,396,511
Segregated cash with brokers for derivative instruments		2,084,000
Cash		559,950
Receivable for investments sold
Regular delivery		990,133,703
Delayed delivery		1,237,883
Receivable for fund shares sold		113,875,250
Dividends receivable		4,688,713
Interest receivable		39,446,995
Receivable for daily variation margin on futures contracts		837,402
Prepaid expenses		18,041
Total assets		12,296,278,448
Liabilities
Payable for investments purchased
Regular delivery	$14,318,337
Delayed delivery	34,944,304
Payable for fund shares redeemed	1,059,458,929
Distributions payable	25,656,091
Accrued management fee	329,160
Other payables and accrued expenses	874,822
Total liabilities		1,135,581,643
Net Assets		$11,160,696,805
Net Assets consist of:
Paid in capital		$12,024,127,657
Total accumulated earnings (loss)		(863,430,852)
Net Assets		$11,160,696,805
Net Asset Value, offering price and redemption price per share ($11,160,696,805 ÷ 1,235,440,345 shares)		$9.03

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period June 17, 2021 (commencement of operations) through May 31, 2022
Investment Income
Dividends:
Unaffiliated issuers		$74,801,965
Affiliated issuers		15,988,837
Interest		25,900,865
Total income		116,691,667
Expenses
Management fee	$14,141,460
Custodian fees and expenses	29,615
Independent trustees' fees and expenses	23,365
Registration fees	1,128,545
Audit	77,495
Legal	4,839
Miscellaneous	44,766
Total expenses before reductions	15,450,085
Expense reductions	(12,598,993)
Total expenses after reductions		2,851,092
Net investment income (loss)		113,840,575
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(284,469,343)
Affiliated issuers	(20,851,055)
Futures contracts	6,542,271
Capital gain distributions from underlying funds:
Unaffiliated issuers	4,674,630
Affiliated issuers	631,978
Total net realized gain (loss)		(293,471,519)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(460,717,206)
Affiliated issuers	(110,171,740)
Futures contracts	704,112
Total change in net unrealized appreciation (depreciation)		(570,184,834)
Net gain (loss)		(863,656,353)
Net increase (decrease) in net assets resulting from operations		$(749,815,778)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period June 17, 2021 (commencement of operations) through May 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$113,840,575
Net realized gain (loss)	(293,471,519)
Change in net unrealized appreciation (depreciation)	(570,184,834)
Net increase (decrease) in net assets resulting from operations	(749,815,778)
Distributions to shareholders	(113,615,112)
Share transactions
Proceeds from sales of shares	15,753,905,938
Reinvestment of distributions	111,103
Cost of shares redeemed	(3,729,889,346)
Net increase (decrease) in net assets resulting from share transactions	12,024,127,695
Total increase (decrease) in net assets	11,160,696,805
Net Assets
Beginning of period	–
End of period	$11,160,696,805
Other Information
Shares
Sold	1,647,644,902
Issued in reinvestment of distributions	11,205
Redeemed	(412,215,762)
Net increase (decrease)	1,235,440,345

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Municipal Bond Fund

Years ended May 31,	2022 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B,C	.202
Net realized and unrealized gain (loss)	(.984)
Total from investment operations	(.782)
Distributions from net investment income	(.187)
Distributions from net realized gain	(.001)
Total distributions	(.188)
Net asset value, end of period	$9.03
Total ReturnD,E	(7.92)%
Ratios to Average Net AssetsC,F,G
Expenses before reductions	.31%H
Expenses net of fee waivers, if any	.06%H
Expenses net of all reductions	.06%H
Net investment income (loss)	2.27%H
Supplemental Data
Net assets, end of period (000 omitted)	$11,160,697
Portfolio turnover rateI	134%H

 A For the period June 17, 2021 (commencement of operations) through May 31, 2022.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2022

1. Organization.

Strategic Advisers Municipal Bond Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2022 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or ETFs, futures contracts, defaulted bonds, market discount, capital loss carryforwards and losses deferred due to wash sales.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$19,479,090
Gross unrealized depreciation	(620,945,490)
Net unrealized appreciation (depreciation)	$(601,466,400)
Tax Cost	$11,744,862,911

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$429,361
Undistributed ordinary income	$621,658
Capital loss carryforward	$(263,015,470)
Net unrealized appreciation (depreciation) on securities and other investments	$(601,466,400)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(263,015,470)

The tax character of distributions paid was as follows:

May 31, 2022(a)
Tax-exempt Income	112,367,525
Ordinary Income	$1,247,587
Total	$113,615,112

 (a) For the period June 17, 2021 (commencement of operations) through May 31, 2022.

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Municipal Bond Fund	18,994,437,672	7,045,593,081

Unaffiliated Exchanges In-Kind. During the period, the Fund redeemed shares of Delaware Tax-Free U.S.A. Fund Class A, MainStay MacKay High Yield Municipal Bond Fund Class A, MainStay MacKay Tax Free Bond Fund Class A, T. Rowe Price Summit Municipal Income Fund Investor Class, and T. Rowe Price Tax-Free High Yield Fund in exchange for investments as noted in the following table. The net realized gain (loss) on the Fund's redemptions of Delaware Tax-Free U.S.A. Fund Class A, MainStay MacKay High Yield Municipal Bond Fund Class A, MainStay MacKay Tax Free Bond Fund Class A, T. Rowe Price Summit Municipal Income Fund Investor Class, and T. Rowe Price Tax-Free High Yield Fund is included in "Net Realized gain (loss) on Investment Securities: Unaffiliated issuers" in the accompanying Statement of Operations. The Fund recognized a net loss on the exchanges for federal income tax purposes.

Fund Name	Value of Investments ($)	Net realized gain (loss) ($)	Shares redeemed
Delaware Tax-Free U.S.A. Fund Class A	266,484,556	(10,751,832)	23,070,010
MainStay MacKay High Yield Municipal Bond Fund Class A	294,446,031	(9,805,845)	22,519,084
MainStay MacKay Tax Free Bond Fund Class A	930,537,398	(8,482,561)	88,883,334
T. Rowe Price Summit Municipal Income Fund Investor Class	958,244,485	(27,712,297)	79,943,332
T. Rowe Price Tax-Free High Yield Fund	818,347,627	(19,277,866)	67,546,117
Total	3,268,060,097	(76,030,401)	281,961,877

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .60% of the Fund's average net assets. For the reporting period, the total annualized management fee rate was .28% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. Delaware Investments Fund Advisers, Mackay Shields LLC and T. Rowe Price Associates, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

FIAM LLC (an affiliate of the investment adviser), Massachusetts Financial Services Company (MFS) and Western Asset Management Company, LLC have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Subsequent to period end, FIAM LLC, Massachusetts Financial Services Company (MFS) and Western Asset Management Company, LLC were each allocated a portion of the Fund's assets.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period there were no interfund trades.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Strategic Advisers Municipal Bond Fund	$588

7. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2024. During the period, this waiver reduced the Fund's management fee by $12,598,783.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $210.

8. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers Municipal Bond Fund
Fidelity SAI Municipal Income Fund	70%

Affiliated Exchanges In-Kind Effective after the close of business on May 31,2022, the Fund redeemed shares of Fidelity SAI Municipal Income Fund, Fidelity SAI Tax-Free Bond Fund, and Fidelity Tax-Free Bond Fund in exchange for investments as noted in the following table. The Fund recognized a net loss on the exchanges for federal income tax purposes.

Fund Name	Value of Investments ($)	Net realized gain (loss) ($)	Shares redeemed
Fidelity SAI Municipal Income Fund	1,510,770,968	(147,856,951)	157,700,519
Fidelity SAI Tax-Free Bond Fund	131,430,855	(10,484,956)	13,577,568
Fidelity Tax-Free Bond Fund	180,390,645	(9,650,202)	16,954,008
Total	1,822,592,468	(167,992,109)	188,232,095

Unaffiliated Exchanges In-Kind. Effective after the close of business on May 31,2022, the Fund redeemed 70,038,253 shares of Western Asset Managed Municipals Fund Class A in exchange for investments with a value of $1,069,484,120. The Fund had a net realized loss of $73,318,008 on redemptions of Western Asset Managed Municipals Fund Class A shares. The Fund recognized a net loss on the exchanges for federal income tax purposes.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Municipal Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Municipal Bond Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the “Fund”) as of May 31, 2022, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period June 17, 2021 (commencement of operations) through May 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, and the results of its operations, changes in its net assets, and the financial highlights for the period June 17, 2021 (commencement of operations) through May 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

July 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 13 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Kathleen Murphy is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Charles S. Morrison (1960)

Year of Election or Appointment: 2020

Trustee

Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

Kathleen Murphy (1963)

Year of Election or Appointment: 2022

Trustee

Chair of the Board of Trustees

Ms. Murphy also serves as Trustee of other funds. Ms. Murphy serves as a Senior Adviser to the Chief Executive Officer of Fidelity Investments (2022-present), member of the Board of Directors of Snyk Technologies (cybersecurity technology, 2022-present), member of the Advisory Board of FliptRX (pharmacy benefits manager, 2022-present), member of the Board of Directors of Fidelity Investments Life Insurance Company (2009-present)), and member of the Board of Directors of Empire Fidelity Investments Life Insurance Company (2009-present). Previously, Ms. Murphy served as President of Personal Investing at Fidelity Investments (2009-2021), Chief Executive Officer of ING U.S. Wealth Management (2003-2008), and Deputy General Counsel, General Counsel and Chief Compliance Officer (1997-2003) of Aetna. Ms. Murphy also serves as Vice Chairman of the Board of Directors of the National Football Foundation (2013-present).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is an independent Director of BLPF GP LLC (general partner of a private fund, 2006-present) and BlackRock US Core Property Fund, Inc. (real estate investment trust, 2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then, Aldrich, Eastman and Waltch, L.P.). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research and the Board of Trustees of the Museum of Fine Arts Boston.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and Director (2006-present) and Chair (2021-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005) and President (2009-2021) of the Howard Gilman Foundation (charitable organization). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chair (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee and past Chair of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2017-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of The Michaels Companies, Inc. (specialty retailer, 2015-2021), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Christine Marcks (1955)

Year of Election or Appointment: 2020

Trustee

Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President – Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and a member of the Board of Directors (2022-present) of Live Current Media, Inc. Previously, Ms. Steiger served as a member of the Board of Directors (2013-2021) and member of the Membership and Executive Committee (2017-2021) of Business Executives for National Security (nonprofit), a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Christina H. Lee (1975)

Year of Election or Appointment: 2020

Secretary and Chief Legal Officer

Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2020

Assistant Secretary

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2020

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2021 to May 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2021	Ending Account Value May 31, 2022	Expenses Paid During Period-B December 1, 2021 to May 31, 2022
Strategic Advisers Municipal Bond Fund	.05%
Actual		$1,000.00	$918.70	$.24
Hypothetical-C		$1,000.00	$1,024.68	$.25

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 22.58% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

During fiscal year ended 2022, 95.35% of the fund's income dividends was free from federal income tax, and 11.59% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Amended Sub-Advisory Agreement

Strategic Advisers Municipal Bond Fund

In December 2021, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve an amendment to lower the fee schedule in the existing sub-advisory agreement among Strategic Advisers LLC (Strategic Advisers), T. Rowe Price Associates, Inc. (TRPA), and Fidelity Rutland Square Trust II (Trust) on behalf of the fund (Amended Sub-Advisory Agreement). The Board noted that the updated fee schedule in the Amended Sub-Advisory Agreement became effective October 1, 2021 and will result in the same or lower fees at all asset levels. The Board also noted that no other material contract terms are impacted by the Amended Sub-Advisory Agreement. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In considering whether to approve the Amended Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the fees to be charged under the Amended Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Amended Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board considered the backgrounds of the investment personnel that will provide services to the fund, and also considered the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up, as well as the structures of the investment personnel compensation programs and whether such structures provide appropriate incentives to act in the best interests of the fund, at its June 2021 meeting. The Board considered the detailed information provided by Strategic Advisers and by TRPA with respect to the other funds it sub-advises in the June 2021 annual contract renewal materials.

The Board noted that it had approved the existing sub-advisory agreement with TRPA at its June 2021 meeting and that the Amended Sub-Advisory Agreement will not result in any changes to: (i) the nature, extent and quality of the sub-advisory services provided; (ii) the investment process or strategies employed in the management of the fund's assets; or (iii) the day-to-day management of the fund or the persons primarily responsible for such management.

Investment Performance.  The Board did not consider performance to be a material factor in its decision to approve the Amended Sub-Advisory Agreement because the approval of the Amended Sub-Advisory Agreement will not result in any changes (i) to the fund's investment processes or strategies; or (ii) in the persons primarily responsible for the day-to-day management of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Amended Sub-Advisory Agreement will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  The Board noted that the Amended Sub-Advisory Agreement will not result in changes to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its portion of the fund's management fee. The Board considered that the Amended Sub-Advisory Agreement will not change the total management fee rate of the fund because the lower fee schedule became effective prior to funding the mandate. Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Amended Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability of the relationship with the fund to Strategic Advisers to be significant factors in its decision to approve the Amended Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that the fund recently launched, and so the Board will review information regarding the potential of direct and indirect benefits accruing to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, in connection with future renewals of the of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board considered Strategic Advisers' representation that it does not anticipate that the approval of the Amended Sub-Advisory Agreement will have a significant impact on the profitability of, or potential fall-out benefits to, Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board noted that the fund recently launched, and so the Board will review whether there have been economies of scale in connection with the management of the fund during future renewals of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board noted that the Amended Sub-Advisory Agreement will continue to provide for breakpoints that have the potential to reduce sub-advisory fees paid to the sub-adviser as assets allocated to the sub-adviser grow. The Board also noted that it did not consider the possible realization of economies of scale to be a significant factor in its decision to approve the Amended Sub-Advisory Agreement because the fund will not bear any additional management fees or expenses under the Amended Sub-Advisory Agreement.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the Amended Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and should be approved. The Board also concluded that the sub-advisory fees to be charged under the Amended Sub-Advisory Agreement will be based on services provided that will be in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Amended Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Board Approval of New and Amended Sub-Advisory Agreements

Strategic Advisers Municipal Bond Fund

In March 2022, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve (i) a new sub-advisory agreement among Strategic Advisers, Western Asset Management Company, LLC (Western Asset), and Fidelity Rutland Square Trust II (Trust) on behalf of the fund (New Sub-Advisory Agreement) and (ii) an amendment to the fee schedule in the existing sub-advisory agreement among Strategic Advisers, FIAM LLC (FIAM), and the Trust on behalf of the fund (Amended Sub-Advisory Agreement). The Board noted that the updated fee schedule in the Amended Sub-Advisory Agreement will result in the same or lower fees at all asset levels. The Board also noted that no other material contract terms are impacted by the Amended Sub-Advisory Agreement. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In considering whether to approve the New and Amended Sub-Advisory Agreements, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the New and Amended Sub-Advisory Agreements is in the best interests of the fund and its shareholders and that the approval of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. The Board's decision to approve the New and Amended Sub-Advisory Agreements was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  With respect to Western Asset and the New Sub-Advisory Agreement, the Board considered the backgrounds of the investment personnel that will provide services to the fund, the fund's investment objective, strategies and related investment philosophy, the current sub-adviser line-up, and the structure of the investment personnel compensation programs and whether such structure provides appropriate incentives to act in the best interests of the fund. With respect to FIAM and the Amended Sub-Advisory Agreement, the Board noted its consideration of these matters at its June 2021 meeting. The Board also considered the detailed information provided by Strategic Advisers and FIAM with respect to the other funds its sub-advises in the June 2021 annual contract renewal materials.

Resources Dedicated to Investment Management and Support Services.  With respect to Western Asset and the New Sub-Advisory Agreement, the Board reviewed the general qualifications and capabilities of Western Asset's investment staff that will provide services to the fund, its use of technology, and Western Asset's approach to managing and compensating its investment personnel. The Board noted that Western Asset's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in its deliberations, the Board considered the Western Asset's trading capabilities and resources and compliance infrastructure, which are integral parts of the investment management process. The Board also considered Western Asset's investments in business continuity planning, including in connection with the COVID-19 pandemic.

With respect to the Amended Sub-Advisory Agreement, the Board noted that it had approved the existing sub-advisory agreement with FIAM at its June 2021 meeting and that the Amended Sub-Advisory Agreement will not result in any changes to: (i) the nature, extent and quality of the sub-advisory services provided; (ii) the investment process or strategies employed in the management of the fund's assets; or (iii) the day-to-day management of the fund or the persons primarily responsible for such management.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by Western Asset under the New Sub-Advisory Agreement; and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Investment Performance.  The Board considered the historical investment performance of Western Asset and its portfolio managers in managing accounts under similar investment mandates. The Board did not consider performance to be a material factor in its decision to approve the Amended Sub-Advisory Agreement because the approval of the Amended Sub-Advisory Agreements will not result in any changes (i) to the fund's investment processes or strategies; or (ii) in the persons primarily responsible for the day-to-day management of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the New Sub-Advisory Agreement should benefit the fund's shareholders and, with respect to the Amended Sub-Advisory Agreement, will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  With respect to the New Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to Strategic Advisers and by Strategic Advisers to Western Asset. The Board also considered the projected change in the fund's management fee and total operating expenses, if any, as a result of hiring Western Asset.

The Board noted that neither the New nor Amended Sub-Advisory Agreement will result in changes to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its portion of the fund's management fee. The Board further considered that because the fund launched in June 2021 and only certain of its existing sub-advised mandates have been funded, the fund's projected management fee and total expenses are based on current allocations to funded mandates, and expected initial allocations to unfunded mandates and to Western Asset's mandate.

With respect to the Amended Sub-Advisory Agreement, the Board noted that because the amended fee schedule is for an existing unfunded mandate, the amended fee schedule will not change the fund's actual total management fee rate. The Board noted, however, that based on the expected initial allocation to the mandate, funding the mandate under the amended fee schedule rather than the existing fee schedule is expected to result in a smaller increase in the fund's projected management fee and a larger decrease in the fund's projected total net expenses, and each are expected to continue to rank below the competitive peer group median reported in the June 2021 initial contract approval materials for the fund.

With respect to the New Sub-Advisory Agreement, the Board considered that after allocating assets to Western Asset, the fund's projected management fee is expected to increase and the fund's projected total net expenses are expected to decrease, and each are expected to continue to rank below the competitive peer group median reported in the June 2021 initial contract approval materials for the fund.

Based on its review, the Board concluded that the fund's management fee structure and projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  Because the New and Amended Sub-Advisory Agreements were each negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers' portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the New or Amended Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board noted that the fund launched in June 2021, and so the Board will review information regarding the potential of direct and indirect benefits accruing to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, in connection with future renewals of the of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board considered Strategic Advisers' representation that it does not anticipate that the approval of the New and/or Amended Sub-Advisory Agreement will have a significant impact on the profitability of, or potential fall-out benefits to, Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board noted that the fund launched in June 2021, and so the Board will review whether there have been economies of scale in connection with the management of the fund during future renewals of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board noted that the New Sub-Advisory Agreement provides, and the Amended Sub-Advisory Agreement will continue to provide, for breakpoints that have the potential to reduce sub-advisory fees paid to the sub-adviser as assets allocated to the sub-adviser grow. The Board also noted that it did not consider the possible realization of economies of scale to be a significant factor in its decision to approve the Amended Sub-Advisory Agreement because the fund is not expected to bear any additional expenses as a result of the Amended Sub-Advisory Agreement.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that each New or Amended Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that each New or Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and should be approved. In addition, the Board concluded that the approval of each New or Amended Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SAM-ANN-0722
1.9903614.100

Item 2.

Code of Ethics

As of the end of the period, May 31, 2022, Fidelity Rutland Square Trust II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Heidi L. Steiger is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Steiger is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Strategic Advisers Fidelity Core Income Fund, Strategic Advisers Fidelity Emerging Markets Fund, Strategic Advisers Fidelity U.S. Total Stock Fund, Strategic Advisers Large Cap Fund, Strategic Advisers Municipal Bond Fund, Strategic Advisers Short Duration Fund and Strategic Advisers Tax-Sensitive Short Duration Fund (the “Funds”):

Services Billed by PwC

May 31, 2022 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Strategic Advisers Fidelity Core Income Fund	$42,400	$3,700	$9,200	$9,200
Strategic Advisers Fidelity Emerging Markets Fund	$25,400	$2,300	$6,300	$5,700
Strategic Advisers Fidelity U.S. Total Stock Fund	$37,100	$3,200	$8,500	$8,100
Strategic Advisers Large Cap Fund	$42,300	$3,200	$15,600	$8,000
Strategic Advisers Municipal Bond Fund	$44,400	$3,300	$5,200	$8,200
Strategic Advisers Short Duration Fund	$42,000	$3,200	$8,500	$8,000
Strategic Advisers Tax-Sensitive Short Duration Fund	$37,500	$3,100	$6,400	$7,800

May 31, 2021 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Strategic Advisers Fidelity Core Income Fund	$43,900	$4,100	$11,400	$10,000
Strategic Advisers Fidelity Emerging Markets Fund	$24,900	$2,500	$6,100	$6,200
Strategic Advisers Fidelity U.S. Total Stock Fund	$36,200	$3,600	$9,700	$8,800
Strategic Advisers Large Cap Fund	$33,400	$1,800	$15,100	$4,300
Strategic Advisers Municipal Bond Fund	$-	$-	$-	$-
Strategic Advisers Short Duration Fund	$36,200	$3,500	$7,300	$8,700
Strategic Advisers Tax-Sensitive Short Duration Fund	$36,600	$3,500	$6,200	$8,500

A Amounts may reflect rounding.

B Strategic Advisers Municipal Bond Fund commenced operations on June 17, 2021.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Strategic Advisers, LLC (“Strategic Advisers”) and entities controlling, controlled by, or under common control with Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	May 31, 2022A,B	May 31, 2021A,B
Audit-Related Fees	$7,914,600	$9,015,700
Tax Fees	$353,200	$14,300
All Other Fees	$-	$-

A Amounts may reflect rounding

B May include amounts billed prior to the Strategic Advisers Municipal Bond Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	May 31, 2022A,B	May 31, 2021A,B
PwC	$13,421,900	$14,404,000

A Amounts may reflect rounding

B May include amounts billed prior to the Strategic Advisers Municipal Bond Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and Strategic Advisers’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Rutland Square Trust II

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	July 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	July 21, 2022

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	July 21, 2022